As filed with the Securities and Exchange Commission on December 20, 1999

                        Securities Act File No. 33-23493


                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     [ ] Pre-Effective Amendment No.
                     [x] Post-Effective Amendment No. 1


             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
              (Exact Name of Registrant as Specified in Charter)


                                (800) 342-3863
                       (Area Code and Telephone Number)


                         777 Mariners Island Boulevard
                          San Mateo, California 94404
             (Addresses of Principal Executive Offices) (Zip Code)


                             KAREN SKIDMORE, ESQ.
                         777 Mariners Island Boulevard
                          San Mateo, California 94404

                    (Name and Address of Agent for Service)

                                  COPIES TO:

                              JOAN E. BOROS, ESQ.
              Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                      1025 Thomas Jefferson Street, N.W.
                                Suite 400 East
                            Washington, D.C. 20007

        Approximate Date of Proposed Public Offering: December 20, 1999

The title of the securities being registered is shares of series of the Franklin Templeton Variable Insurance Products Trust. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.







                        IMPORTANT INFORMATION REGARDING
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND


Franklin Large Cap Growth Investments Fund (previously the Franklin Growth
                               Investments Fund)
                      Franklin Small Cap Investments Fund
                        Mutual Shares Investments Fund
                        Templeton Asset Allocation Fund
                              Templeton Bond Fund
                       Templeton Developing Markets Fund
                         Templeton International Fund
                             Templeton Stock Fund
                          Franklin S&P 500 Index Fund
                  Franklin Strategic Income Investments Fund


     A special meeting of shareholders of the Templeton Variable Products Series Fund (the TVP Trust) will be held at the offices of the TVP Trust located at 500 East Broward Blvd., Fort Lauderdale, Florida, 33394-3091 on February 8, 2000 at 3:00 p.m., Eastern time. The combined proxy statement/prospectus discusses the reorganization of the TVP Trust with the Franklin Templeton Variable Insurance Products Trust (VIP Trust). Shareholders of the TVP Trust are being asked to vote on certain reorganization matters and shareholders of the VIP Trust are being asked to vote on other reorganization matters. As a contract owner, you will also receive a voting instruction card for each fund whose voting privileges are attributed to you. We request that you review the enclosed materials and send us the completed enclosed voting instruction card(s).


WHAT WILL BE DECIDED AT THE MEETING?


     This meeting is critically important as you are being asked to consider and approve a reorganization to eliminate duplicate funds by combining each fund of the TVP Trust (TVP Fund) with a corresponding fund of the VIP Trust (VIP Fund). Each TVP Fund is named below next to its corresponding VIP Fund:


                  TVP FUNDS                                         VIP FUNDS
                  ---------                                         ---------
Franklin Large Cap Growth Investments Fund*       Franklin Large Cap Growth Securities Fund**
      Franklin Small Cap Investments Fund                   Franklin Small Cap Fund
         Mutual Shares Investments Fund                  Mutual Shares Securities Fund
         Templeton Asset Allocation Fund             Templeton Global Asset Allocation Fund
                Templeton Bond Fund                 Templeton Global Income Securities Fund
       Templeton Developing Markets Fund            Templeton Developing Markets Equity Fund
           Templeton International Fund               Templeton International Equity Fund
                Templeton Stock Fund                      Templeton Global Growth Fund
           Franklin S&P 500 Index Fund                 Franklin S&P 500 Index Fund (New)
 Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund (New)

----------------
* Previously named the Franklin Growth Investments Fund

**Previously named the Franklin Capital Growth Fund

     If the reorganization is approved, the separate accounts of your insurance company will receive shares of the corresponding VIP Fund equal in value to the shares held in the TVP Funds. The TVP Trust and the VIP Trust issue class 1 and class 2 shares (and class 3 shares of Franklin S&P 500 Index Fund). The separate accounts of your insurance company holding class 1 shares of each TVP Fund will receive class 1 shares of the corresponding VIP Fund. Likewise, the separate accounts of your insurance company holding class 2 shares of each TVP Fund will receive class 2 shares of the corresponding VIP Fund. The employee benefit plans holding class 3 shares of TVP Franklin S&P 500 Index Fund will receive class 3 shares of VIP Franklin S&P 500 Index Fund. The reorganization will not affect your contract rights. After the reorganization, your contract values will depend on the performance of the combined funds instead of that of the current TVP Funds.


                                                                  FTVIP PXY 1299

WHY IS THE REORGANIZATION BEING PROPOSED?


     In 1992, the Franklin and Templeton organizations joined forces. Prior to this time, Franklin and Templeton had two separate trusts offering mutual funds dedicated to insurance companies, the TVP Trust and the VIP Trust. The TVP Trust and the VIP Trust include a number of substantially similar mutual funds generally having the same investment objectives and very similar investment policies and strategies. In most cases, the portfolio managers are also the same. The duplicate funds and related expenses have no clear benefits to shareholders. To eliminate this duplication, we are proposing the reorganization in which the TVP Funds will be combined with the VIP Funds.

WHAT HAPPENS TO THE FUNDS AFTER THE REORGANIZATION?


     In the reorganization, each TVP Fund will be combined with the corresponding VIP Fund and become part of the VIP Trust. This combined fund will have most of the features of the larger corresponding fund (see chart below) except each combined fund will have the same fundamental investment restrictions as the corresponding VIP Fund. This means that each combined fund will have the same investment objectives, policies and strategies of the larger corresponding fund. After the reorganization the TVP Trust will be dissolved. In addition, each combined fund will have the same investment adviser as the larger fund. The larger funds are as follows:


                 LARGER FUNDS                                 TRUST
                 ------------                                 -----
   Franklin Large Cap Growth Securities Fund                VIP Trust
               Franklin Small Cap Fund                      VIP Trust
           Mutual Shares Securities Fund                    VIP Trust
         Templeton Asset Allocation Fund                    TVP Trust
    Templeton Global Income Securities Fund                 VIP Trust
        Templeton Developing Markets Fund                   TVP Trust
            Templeton International Fund                    TVP Trust
           Templeton Global Growth Fund                     VIP Trust
            Franklin S&P 500 Index Fund                     TVP Trust
  Franklin Strategic Income Investments Fund                TVP Trust

HOW DO THE IMPORTANT FEATURES OF THE FUNDS COMPARE?

     The corresponding funds generally have the same investment objectives and very similar investment policies and strategies. As a result, the corresponding funds have substantially similar risk factors. In most cases, the portfolio managers are also the same. Thus, the important features of the TVP Funds compared to those of the corresponding VIP Funds are nearly identical.

HOW CAN I VOTE ON THE REORGANIZATION?


     You will be able to give your insurance company voting instructions for those shares attributable to your contract as of the record date for the special meeting, November 30, 1999. A voting instruction card is, in essence, a ballot. While only insurance companies are the shareholders of the funds, these insurance companies will vote in accordance with your instructions. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your contract that is allocated to the TVP Trust. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, the shares will be voted for the reorganization. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received by your insurance company from other owners of registered variable annuity and variable life insurance contracts. If you return your voting instruction card and mark it abstain, shares attributable to your contract will be treated as votes not cast. Abstentions have the same effect as a negative vote.

     The shareholders of each TVP Fund will vote separately on proposal 1 and have their own voting instruction. Each class of shareholders of each fund will vote together as a single class, except that the shareholders of the class 1 and class 2 shares of the TVP Templeton Bond Fund will vote separately. The voting instructions for each TVP Funds will ask for the approval of the combination of that TVP Fund with the corresponding VIP Fund.

       BECAUSE EACH FUND HAS ITS OWN VOTING INSTRUCTIONS, YOU MAY RECEIVE
                        MORE THAN ONE INSTRUCTION CARD.


     Please review the combined proxy statement/prospectus for more detailed information about the reorganization. Included with the combined proxy statement/prospectus, are the prospectuses for the VIP Funds. Please note that the accompanying prospectuses may include VIP Funds and classes that do not correspond to the TVP Funds that are available under your contract. After reviewing this information, please fill out your voting instruction card and return it. We want to know how you would like to vote and welcome your comments. If you have any questions, call 1-800-342-3863.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND

                           BROWARD FINANCIAL CENTRE
                          500 EAST BROWARD BOULEVARD
                      FORT LAUDERDALE, FLORIDA 33394-3091


To Shareholders:


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Templeton Variable Products Series Fund (the TVP Trust) will be held at Broward Financial Centre, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, on February 8, 2000, at 3:00 p.m. (Eastern time) for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization between the TVP Trust and Franklin Templeton Variable Insurance Products Trust (VIP Trust), which provides that:


     o    The TVP Trust transfer all of its assets and liabilities to the VIP
          Trust;


     o The VIP Trust issue shares of its funds (VIP Funds) which correspond to the funds of the TVP Trust (TVP Funds) in exchange for the TVP Trust's assets and liabilities;

     o The TVP Trust distribute shares of the corresponding VIP Funds to shareholders of the TVP Trust; and

     o    The TVP Trust will be dissolved,


     as described more fully in the combined proxy statement/prospectus.

                   TVP FUNDS                                        VIP FUNDS
                   ---------                                        ---------
 Franklin Large Cap Growth Investments Fund*       Franklin Large Cap Growth Securities Fund**
       Franklin Small Cap Investments Fund                   Franklin Small Cap Fund
          Mutual Shares Investments Fund                  Mutual Shares Securities Fund
         Templeton Asset Allocation Fund              Templeton Global Asset Allocation Fund
                 Templeton Bond Fund                 Templeton Global Income Securities Fund
        Templeton Developing Markets Fund            Templeton Developing Markets Equity Fund
            Templeton International Fund               Templeton International Equity Fund
                 Templeton Stock Fund                      Templeton Global Growth Fund
            Franklin S&P 500 Index Fund                 Franklin S&P 500 Index Fund (New)
  Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund (New)

----------------
*  Previously named the Franklin Growth Investments Fund

** Previously named the Franklin Capital Growth Fund

     Shareholders of each TVP Fund will vote separately on proposal 1 for each TVP Fund. Shareholders of each class of the TVP Templeton Bond Fund will vote separately on proposal 1.


     (2) To transact such other business as may properly come before the special meeting or any adjournment thereof.

     THE BOARD OF TRUSTEES OF THE TVP TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION AS TO EACH TVP FUND.

     The Board of Trustees has fixed the close of business on November 30, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting. Each shareholder who does not expect to attend the special meeting in person is requested to date, fill in, sign and return promptly the enclosed Form of Proxy in the enclosed envelope, which needs no postage if mailed in the United States. Insurance company separate accounts that invest in the TVP Trust shares should complete the Form of Proxy. If a portion of your contract is allocated to the accounts of insurance companies that invest in the TVP Trust shares, you should complete and return the enclosed Voting Instructions Form in the enclosed envelope.


     Please review the enclosed combined proxy statement/prospectus for additional information regarding the reorganization.


                                        By Order of the Board of the Trustees,


                                        Barbara J. Green, Secretary

December 20 , 1999

     YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY OR VOTING INSTRUCTIONS FORM WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        IMPORTANT INFORMATION REGARDING
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                    Templeton Global Asset Allocation Fund
                   Templeton Developing Markets Equity Fund
                      Templeton International Equity Fund

     A special meeting of shareholders of the Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund of the Franklin Templeton Variable Insurance Products Trust (the VIP Trust) will be held at the offices of the VIP Trust located at 777 Mariners Island Boulevard, San Mateo, California 94404 on February 8, 2000 at 11:00 a.m., Pacific time. The combined proxy statement/prospectus discusses a reorganization of the VIP Trust and the Templeton Variable Products Series Fund (the TVP Trust). Shareholders of the TVP Trust are being asked to vote on certain reorganization matters and shareholders of the VIP Trust are being asked to vote on other reorganization matters. As a contract owner, you will also receive a voting instruction card for each fund whose voting privileges are attributed to you. We request that you review the enclosed materials and send us the completed enclosed voting instruction card(s).


WHY IS THE REORGANIZATION BEING PROPOSED?

     In 1992, the Franklin and Templeton organizations joined forces. Prior to this time, Franklin and Templeton had two separate trusts offering mutual funds dedicated to insurance companies, the TVP Trust and the VIP Trust. The TVP Trust and the VIP Trust include a number of substantially similar mutual funds generally having the same investment objectives and very similar investment policies and strategies. In most cases, the portfolio managers are also the same. The duplicate funds and related expenses have no clear benefits to shareholders. To eliminate this duplication, we are proposing the reorganization in which the funds of the TVP Trust (TVP Funds) will be combined with the funds of the VIP Trust (VIP Funds).

WHAT HAPPENS TO THE FUNDS AFTER THE REORGANIZATION?


     In the reorganization, each TVP Fund will be combined with the corresponding VIP Fund and become part of the VIP Trust. This combined fund will have most of the features of the larger corresponding fund. This means that the combined fund will have the same investment objectives, policies and strategies of the larger corresponding fund. In addition, the combined fund will have the same investment adviser as the larger fund. The VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and the VIP Templeton International Equity Fund are smaller than the corresponding TVP Funds. To preserve the features of the three larger TVP Funds for the combined funds, the shareholders of the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and the VIP Templeton International Equity Fund must vote to approve (1) new investment advisory agreements and (2) changes to these funds' fundamental investment restrictions to be more similar to those of the larger corresponding TVP Funds.


WHAT WILL BE DECIDED AT THE MEETING?

     This meeting is critically important. Shareholders of the Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund are being asked to consider and approve (1) the adoption of proposed investment advisory agreement for each fund; (2) the amendment of certain fundamental investment restrictions for each fund; and (3) the elimination of certain fundamental investment restrictions for each fund.


HOW CAN I VOTE ON THE PROPOSALS?


     You will be able to give your insurance company voting instructions for those shares attributable to your contract as of the record date for the special meeting, November 30, 1999. A voting instruction card is, in essence, a ballot. While only insurance companies are the shareholders of the funds, these insurance companies will vote in accordance with your instructions. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your contract that is allocated to the VIP Trust. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, it will be voted FOR the reorganization. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts. If you return your voting instruction card and mark it abstain, shares attributable to your contract will be treated as votes not cast. Abstentions have the same effect as a negative vote.

     The shareholders of each VIP Fund will vote separately on proposals 2 and 4 and on each sub-proposal of proposal 3. Each VIP Fund will have its own voting instruction. The shareholders of class 1 and class 2 shares of each VIP Fund will vote together as a single class.

     BECAUSE EACH FUND HAS ITS OWN VOTING INSTRUCTIONS, YOU MAY RECEIVE MORE THAN ONE INSTRUCTION CARD.

     Please review the combined proxy statement/prospectus for more detailed information about the reorganization. Then, fill out your voting instruction card and return it. We want to know how you would like to vote and welcome your comments. If you have any questions, call 1-800/342-3863.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                      OF
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                    Templeton Global Asset Allocation Fund
                   Templeton Developing Markets Equity Fund
                      Templeton International Equity Fund

                         777 MARINERS ISLAND BOULEVARD
                          SAN MATEO, CALIFORNIA 94404
                               1-(800) 342-3863


To Shareholders:


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund of the Franklin Templeton Variable Insurance Products Trust (the VIP Trust) will be held at the offices of the VIP Trust located at 777 Mariners Island Boulevard, San Mateo, California 94404 on February 8, 2000 at 11:00 a.m., Pacific time to vote on the following proposals, which do not include Proposal 1:

PROPOSAL 2. To approve the adoption of new investment advisory agreements for the Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund, as described more fully in the combined proxy statement/prospectus.

PROPOSAL 3. To approve changes in the following fundamental investment restrictions for the Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund, as described more fully in the combined proxy statement/prospectus.

          (a) Modification of fundamental investment restriction regarding Diversification.
          (b) Modification of fundamental investment restriction regarding Borrowing.
          (c) Modification of fundamental investment restriction regarding Lending.
          (d) Modification of fundamental investment restriction regarding Underwriting.
          (e) Modification of fundamental investment restriction regarding Concentration.
          (f) Modification of fundamental investment restriction regarding Senior Securities.
          (g) Modification of fundamental investment restrictions regarding Real Estate and Commodities, which would combine these two separate fundamental restrictions.

PROPOSAL 4. To approve the elimination of certain fundamental investment restrictions for the Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund, as described more fully in the combined proxy statement/prospectus.

     OTHER BUSINESS To vote upon any other business as may properly come before the special meeting or any adjournment thereof.

     THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED PROPOSALS IN CONNECTION WITH THE REORGANIZATION AS TO EACH VIP FUND.


     The Board of Trustees has fixed the close of business on November 30, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting. Each shareholder who does not expect to attend the special meeting in person is requested to date, fill in, sign and return promptly the enclosed Form of Proxy in the enclosed envelope, which needs no postage if mailed in the United States. Insurance company separate accounts that invest in the VIP Trust shares should complete the Form of Proxy. If a portion of your contract is allocated to the accounts of insurance companies that invest in the VIP Trust shares, you should complete and return the enclosed Voting Instructions Form in the enclosed envelope.


     Please review the enclosed combined proxy statement/prospectus for additional information regarding the proposal in connection with the reorganization.

                                        By Order of the Board of the Trustees,


                                        Deborah R. Gatzek, Secretary

December 20, 1999

   YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY OR VOTING INSTRUCTIONS FORM WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

          COMBINED PROXY STATEMENT/PROSPECTUS DATED DECEMBER 20, 1999

  TEMPLETON VARIABLE PRODUCTS SERIES FUND   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
           500 East Broward Boulevard                   777 Mariners Island Boulevard
     Fort Lauderdale, Florida 33394-3091                 San Mateo, California 94404
              1-(800) 774-5001                                1-(800) 342-3863

     We are proposing a reorganization of the Templeton Variable Products Series Fund (TVP Trust) and the Franklin Templeton Variable Insurance Products Trust (VIP Trust). In the reorganization, each TVP Fund will be combined with the corresponding VIP Fund and become part of the VIP Trust. After the reorganization the TVP Trust will be dissolved. As part of the reorganization, the VIP Trust will create two new funds. In addition, as part of the reorganization, three VIP Funds will adopt new investment advisory agreements and will change their fundamental investment restrictions. To complete the reorganization as proposed, we need the approval of a majority of:

     o All shareholders of the TVP Trust at a meeting on February 8, 2000 at 3:00 p.m. Eastern time at the offices of the TVP Trust at the above address; and

     o The shareholders of the VIP Trust Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund at a meeting on February 8, 2000 at 11:00 a.m., Pacific time at the offices of the VIP Trust at the above address.

     The corresponding funds of each Trust (TVP Funds and VIP Funds) are set forth below.

                   TVP FUNDS                                        VIP FUNDS
                   ---------                                        ---------
 Franklin Large Cap Growth Investments Fund*       Franklin Large Cap Growth Securities Fund**
       Franklin Small Cap Investments Fund                   Franklin Small Cap Fund
          Mutual Shares Investments Fund                  Mutual Shares Securities Fund
         Templeton Asset Allocation Fund              Templeton Global Asset Allocation Fund
                 Templeton Bond Fund                 Templeton Global Income Securities Fund
        Templeton Developing Markets Fund            Templeton Developing Markets Equity Fund
            Templeton International Fund               Templeton International Equity Fund
                 Templeton Stock Fund                      Templeton Global Growth Fund
            Franklin S&P 500 Index Fund                 Franklin S&P 500 Index Fund (New)
  Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund (New)
----------------

*  Previously named the Franklin Growth Investments Fund
** Previously named the Franklin Capital Growth Fund

     Currently, only separate accounts of insurance companies are the shareholders of the class 1 and class 2 shares of the Trusts. In addition, employee benefit plans are the shareholders of the class 3 shares of the TVP Franklin S&P 500 Index Fund. We expect to send this document to shareholders on or about December 20, 1999. The insurance companies must vote as instructed by owners of registered variable annuity and variable life insurance contracts whose contracts will be affected by the reorganization. Plan sponsors and participants may vote only if specified by the relevant employee benefit plan. On or about December 20, 1999, you will be sent this document to give your voting instruction to an insurance company or plan sponsor.

     This document gives you important information on the reorganization and the VIP Funds that you ought to know before giving your voting instructions. You should keep this document for future reference. Additional information is contained in the statement of additional information dated December 9, 1999. It is incorporated by reference and is legally a part of this document.

     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE VIP FUNDS AND HAS NOT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS DOCUMENT. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

     You can obtain additional information about the reorganization and the VIP Funds in:

     o    The VIP Trust's most recent annual report, dated December 31, 1998.

     o    The VIP Trust's most recent semi-annual report, dated June 30, 1999.

     o The prospectuses for the VIP Funds which are attached as Exhibit VI. Please note that the accompanying prospectuses may include VIP Funds and classes that are not available to you.

     o The statement of additional information dated December 9, 1999, for this combined proxy statement/prospectus.

     o The VIP Trust's statement of additional information dated May 1, 1999, as supplemented December 16, 1999, which is incorporated by reference in the statement of additional information for this combined proxy statement/prospectus.

You can obtain information about the TVP Funds from the prospectuses for the TVP Funds and from the statement of additional information for the TVP Funds. These documents are also on file with the SEC. The documents for the TVP Funds and the documents listed above are legally a part of this document. You can obtain them from us without charge by calling us at 1-800/342-3863 or writing us at 777 Mariners Island Boulevard, San Mateo, California 94404. They are also available from the SEC's public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549, the SEC's regional offices or the SEC's website (http://www.sec.gov). You will have to pay the rates determined by the SEC. In addition, the TVP Trust and the VIP Trust are required to file reports and other information with the SEC. You can obtain these reports, proxy statements and other information at the SEC's public reference facilities, the SEC's regional offices or the SEC's website.

     SHARES OF THE VIP FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE VIP FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


                                                                                             PAGE
                                                                                            -----
SUMMARY .................................................................................     1
 Why are we proposing the reorganization? ...............................................     1
 What is happening in the reorganization? ...............................................     1
 What happens to the funds after the reorganization? ....................................     2
 Who is eligible to vote? ...............................................................     3
 On what matters am I giving voting instructions? .......................................     3
 Why am I giving voting instructions? ...................................................     4
 What vote is required? .................................................................     5
 How do the TVP and VIP Trustees recommend I vote? ......................................     5
 Can I revoke my voting instructions? ...................................................     5
 How do the important features of the funds compare? ....................................     5
 How do the expenses of the funds compare? ..............................................     6
 How does the performance of the funds compare? .........................................    13
 How will the reorganization affect me? .................................................    15
 What happens after the reorganization if my insurance company currently invests in a
   TVP Fund? ............................................................................    15
 What happens after the reorganization if my insurance company currently invests in a
   VIP Fund? ............................................................................    15
 Will dividends be changed? .............................................................    15
 How are shares bought or sold? .........................................................    15
 What are the tax consequences? .........................................................    15

PROPOSAL 1: COMBINATION OF THE TVP FUNDS WITH THE VIP FUNDS .............................    16
Comparison of the Risk Factors ..........................................................    16
 Are the risk factors for the corresponding TVP and VIP Funds substantially
   the same? ............................................................................    16
 What are the principal risk factors? ...................................................    17
Comparison of the Investment Objectives and Policies of the Funds .......................    21
 Are the investment objectives and policies for the corresponding TVP and VIP Funds
   substantially the same? ..............................................................    21
 What are the funds' investment objectives and principal policies? ......................    22
Comparison of the Management of the Funds ...............................................    24
 Is the management of the corresponding funds the same? .................................    24
 Who are the funds' investment advisers? ................................................    25
Comparison of Fees and Expenses of the Funds ............................................    27

PROPOSAL 2: NEW INVESTMENT ADVISORY AGREEMENTS FOR THE VIP TEMPLETON GLOBAL ASSET
 ALLOCATION FUND, VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND AND VIP TEMPLETON
 INTERNATIONAL EQUITY FUND ..............................................................    29
 Will the management change for the VIP Funds with new investment advisory
   agreements? ..........................................................................    29
 What are the terms of the existing and proposed contracts for the VIP Funds? ...........    29
 What fees do the investment advisers receive from funds similar to the VIP Funds? ......    34

REASONS FOR PROPOSALS 1 AND 2 ...........................................................    34
 Why are we proposing the reorganization? ...............................................    34
 What factors did the TVP Trustees consider prior to recommending approval of
   reorganization? ......................................................................    34
 What factors did the VIP Trustees consider? ............................................    37

INFORMATION ABOUT THE REORGANIZATION ....................................................    38
 How will the reorganization work? ......................................................    38

                                                                                              PAGE
                                                                                             -----
 How will the shares be exchanged and distributed? .......................................     39
 What will happen with the TVP Franklin S&P 500 Index Fund and the TVP Franklin
   Strategic Income Investments Fund? ....................................................     39
 Can the reorganization be delayed or terminated? ........................................     39
 What are the tax consequences? ..........................................................     39
 Who will pay the expenses? ..............................................................     40
 How would the reorganization change the funds' statement of capital? ....................     40

PROPOSALS 3 & 4 -- CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VIP
 TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND
 AND TEMPLETON INTERNATIONAL EQUITY FUND .................................................     43
 Why are we proposing amendments to or eliminating certain fundamental investment
   restrictions? .........................................................................     43

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUNDS' FUNDAMENTAL
 INVESTMENT RESTRICTIONS .................................................................     44
 Sub-Proposal 3a: To amend each fund's fundamental investment restriction regarding
   diversification of investments. .......................................................     44
  What effect will the change in the current investment diversification restriction have
    on the funds? ........................................................................     44
 Sub-Proposal 3b: To amend each fund's fundamental investment restriction regarding
   borrowing. ............................................................................     45
  What effect will the change in the current borrowing restriction have on a fund? .......     45
 Sub-Proposal 3c: To amend the funds' fundamental investment restriction regarding
   lending. ..............................................................................     45
  What effect will standardization of the current lending restriction have on the funds?       46
 Sub-Proposal 3d: To amend each fund's fundamental investment restriction regarding
   underwriting. .........................................................................     46
  What effect will changing the current underwriting restriction have on the funds? ......     46
 Sub-Proposal 3e: To amend each fund's fundamental investment restrictions regarding
   investments in real estate and commodities. ...........................................     46
  What effect will combining and revising the real estate and commodities restrictions
    have on the funds? ...................................................................     47
 Sub-Proposal 3f: To amend each fund's fundamental investment restriction regarding
   issuing senior securities. ............................................................     47
  What effect will amending the restriction regarding issuing senior securities have on
    the funds? ...........................................................................     48
 Sub-Proposal 3g: To amend each fund's fundamental investment restriction regarding
   concentration of the fund's investments in the same industry. .........................     48
  What effect will amending the current restriction regarding industry concentration
    have on the funds? ...................................................................     48

PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL
 INVESTMENT RESTRICTIONS .................................................................     49
 Which fundamental investment restrictions is the Board recommending that the funds
   eliminate? ............................................................................     49
  Illiquid and Restricted Securities .....................................................     49
  Foreign Issuers ........................................................................     50
  Control or Management ..................................................................     50
  Unseasoned Companies ...................................................................     50
  Securities on Margin ...................................................................     50
  Securities with Unlimited Liability ....................................................     51
  Management Ownership of Securities .....................................................     51

                                                                                             PAGE
                                                                                             -----
 Tax Diversification for Variable Annuity Funds ..........................................     51
  Warrants ...............................................................................     51
 Why are we recommending that the restrictions be eliminated? ............................     52
 What are the risks, if any, in eliminating the restrictions? ............................     52
VOTING INFORMATION AND PRINCIPAL SHAREHOLDERS ............................................     52
 How are votes solicited? ................................................................     52
 What is a quorum? .......................................................................     52
 How are votes counted? ..................................................................     52
 Can the meetings be adjourned? ..........................................................     53
 How many shares are outstanding? ........................................................     53
 Who are the shareholders? ...............................................................     54
 Annual Meetings and Special Meeting .....................................................     61
THE VIP FUNDS' SERVICE PROVIDERS .........................................................     61
 Who provides administration services to the VIP Funds? ..................................     61
 Who distributes shares of the VIP Trust? ................................................     62
 Who is the transfer agent of the VIP Trust? .............................................     62
 Who is the custodian of the VIP Trust? ..................................................     62
 Who is the auditor of the VIP Trust? ....................................................     63
Financial Statements .....................................................................     63

                                    SUMMARY


     This summary highlights some of the important information in this document. This summary may not contain all of the information that is important to you. To understand the reorganization, the related new investment advisory agreements and revised fundamental investment restrictions, you should read this entire document, including the exhibits.


WHY ARE WE PROPOSING THE REORGANIZATION?

     In 1992, the Franklin and Templeton organizations joined forces. Prior to this time, Franklin and Templeton had two separate trusts offering mutual funds dedicated to insurance companies, the TVP Trust and the VIP Trust. The TVP Trust and the VIP Trust include a number of substantially similar mutual funds generally having the same investment objectives and very similar investment policies and strategies. In most cases, the portfolio managers are also the same. The duplicate funds and related expenses have no clear benefits to shareholders. To eliminate this duplication, we are proposing the reorganization.

WHAT IS HAPPENING IN THE REORGANIZATION?


     The reorganization will be completed through two principal steps - creating two new funds for the VIP Trust and eliminating duplicate funds. As part of the reorganization, certain VIP Funds will adopt new investment advisory agreements and will amend or eliminate some of their fundamental investment restrictions.


     To eliminate the duplicate funds, we propose that:

     o    The TVP Trust transfer all of its assets and liabilities to the VIP
          Trust;

     o The VIP Trust issue shares of the VIP Funds which correspond to the TVP Funds in exchange for the TVP Trust's assets and liabilities;

     o The TVP Trust distribute shares of the corresponding VIP Funds to shareholders of the TVP Trust; and

     o    The TVP Trust be dissolved.

The corresponding funds of the TVP Trust and VIP Trust are set forth below.

                   TVP FUNDS                                         VIP FUNDS
                   ---------                                         ---------
 Franklin Large Cap Growth Investments Fund*       Franklin Large Cap Growth Securities Fund**
       Franklin Small Cap Investments Fund                   Franklin Small Cap Fund
          Mutual Shares Investments Fund                  Mutual Shares Securities Fund
         Templeton Asset Allocation Fund              Templeton Global Asset Allocation Fund
                 Templeton Bond Fund                 Templeton Global Income Securities Fund
        Templeton Developing Markets Fund            Templeton Developing Markets Equity Fund
           Templeton International Fund                Templeton International Equity Fund
                 Templeton Stock Fund                      Templeton Global Growth Fund
            Franklin S&P 500 Index Fund                 Franklin S&P 500 Index Fund (New)
  Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund (New)

----------------
*  Previously named the Franklin Growth Investments Fund
** Previously named the Franklin Capital Growth Fund

     The VIP Trust will create the Franklin S&P 500 Index Fund and Franklin Strategic Income Securities Fund. The advisory agreements, which will be identical to the corresponding TVP Funds' agreements other than the signatory, will have been approved prior to the reorganization.


     We expect the reorganization to be completed around May 1, 2000. For some funds, the reorganization may be delayed.


WHAT HAPPENS TO THE FUNDS AFTER THE REORGANIZATION?


     In the reorganization, each TVP Fund will be combined with the corresponding VIP Fund and become part of the VIP Trust. After the reorganization, the TVP Trust will be dissolved. Each combined fund will have most of the features of the larger corresponding fund (see chart below). All combined funds will have the same fundamental investment restrictions as the corresponding VIP Fund. However, we are asking the shareholders of the smaller VIP Funds to approve changes to these VIP Funds' fundamental investment restrictions to make them more like the larger corresponding TVP Funds. This means that the combined fund will have the same investment objectives, policies and strategies of the larger corresponding fund. In addition, the combined fund will have the same investment adviser as the larger fund.


     The larger funds are as follows:


                 LARGER FUNDS                                      TRUST
                 ------------                                      -----
  Franklin Large Cap Growth Securities Fund                      VIP Trust
              Franklin Small Cap Fund                            VIP Trust
          Mutual Shares Securities Fund                          VIP Trust
         Templeton Asset Allocation Fund                         VIP Trust
   Templeton Global Income Securities Fund                       VIP Trust
       Templeton Developing Markets Fund                         TVP Trust
           Templeton International Fund                          TVP Trust
          Templeton Global Growth Fund                           VIP Trust
           Franklin S&P 500 Index Fund                           TVP Trust
 Franklin Strategic Income Investments Fund                      TVP Trust


     The VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and the VIP Templeton International Equity Fund are smaller than the corresponding TVP Funds. To preserve the features of the three larger TVP Funds for the combined funds, the shareholders of the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and the VIP Templeton International Equity Fund must vote to approve (1) new investment advisory agreements, and (2) changes to these funds' fundamental investment restrictions to be more similar to those of the larger corresponding TVP Funds.


     The new investment advisory agreements will be nearly the same as those currently in effect for these VIP Funds, except that the VIP Templeton Developing Markets Equity Fund and the VIP Templeton International Equity Fund's investment advisory agreements will no longer provide for fund administration services(1); and for each VIP Fund, the investment adviser will be the same as that for the larger corresponding TVP Fund.

----------------
1 Fund administration services will be directly provided to the fund by the same affiliate of the adviser currently indirectly providing such services.

     The potential impact on total operating expenses for the combined funds as a result of the new investment advisory agreements is set forth below:

                          TOTAL EXPENSES HIGHER OR     TOTAL EXPENSES HIGHER OR
      COMBINATION          LOWER THAN THE TVP FUND     LOWER THAN THE VIP FUND
      -----------          -----------------------     -----------------------
     Asset Allocation       Very Slightly Higher                Lower

   Developing Markets               Lower                 Moderately Higher

      International                 Lower                       Lower

     The slightly higher total fees for the combined Asset Allocation Fund over those of the TVP Templeton Asset Allocation Fund are due to the change in the basis on which fund administration services fees are calculated. The fund administration services fees for the TVP Fund are currently based on the TVP Trust's assets while those of the combined fund will be based on the combined fund's assets. For the combined Developing Markets Fund, the increase is due to the additional fund administration services fees that will be paid by the combined fund. For the VIP Templeton Developing Markets Equity Fund, the fund administration services fee is currently paid by the investment adviser out of its fund management fee. The fund administration services fee will be paid separately by the combined fund. While the total fund operating expenses of the Asset Allocation and Developing Markets combined funds may potentially be higher than those of current TVP Templeton Asset Allocation Fund or the VIP Templeton Developing Markets Equity Fund, we believe that the reorganization will provide other benefits from the combinations.

WHO IS ELIGIBLE TO VOTE?


     In order to complete the reorganization as proposed, we need the approval of a majority of:


     o All shareholders of record as of the close of business on November 30, 1999 of the TVP Trust; and

     o The shareholders of record as of the close of business on November 30, 1999 of the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and VIP Templeton International Equity Fund.


     All shares of each fund will generally vote together as a single class. The Investment Company Act of 1940 (1940 Act) requires classes to vote separately in those cases where only the shareholders of a class will be affected by a proposal. Shareholders of class 1 and class 2 shares of the TVP Templeton Bond Fund will be asked to vote separately on approval of the combination of this Fund with the corresponding VIP Fund. A separate vote by the class 2 shareholders is needed because of the difference in the rule 12b-1 fee for the corresponding funds. For all other TVP Funds, all classes of shareholders will vote together as a single class.

     Each share is entitled to one vote. Shareholders may vote by executing a proxy card. In this case, the proxy holders will vote the shares represented by the proxy card as marked on the proxy card. If the proxy card is signed but the voting portion is not completed, the proxy holders will vote the shares for the proposals.

     Currently, only separate accounts of insurance companies are the shareholders of the class 1 and class 2 shares of the Trusts. In addition, employee benefit plans are the shareholders of the class 3 shares of the TVP Franklin S&P 500 Index Fund.


ON WHAT MATTERS AM I GIVING VOTING INSTRUCTIONS?


     Shareholders of each TVP Fund must separately vote to approve the reorganization of the TVP Fund with the VIP Fund. In addition, the shareholders of the VIP Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund must separately vote to approve (1) the proposed investment advisory agreement for that VIP Fund; (2) the amendment of certain fundamental investment restrictions; and (3) the elimination of certain fundamental investment restrictions. No vote is required from the shareholders of the VIP Funds for the combination of the corresponding funds. We have set forth the proposals below.


                                        PROPOSAL 1       PROPOSAL 2      PROPOSAL 3(A)-(G)      PROPOSAL 4
                                     ---------------   --------------   -------------------   -------------
                                                                              AMENDING         ELIMINATING
                                                        ADOPTING NEW          CERTAIN            CERTAIN
                                       COMBINING         INVESTMENT         FUNDAMENTAL        FUNDAMENTAL
                                     CORRESPONDING        ADVISORY           INVESTMENT         INVESTMENT
FUND                                     FUNDS            AGREEMENT         RESTRICTIONS       RESTRICTIONS
----------------------------------   ---------------   --------------   -------------------   -------------
TVP Franklin Large Cap Growth
  Investments Fund ...............         X                 N/A                N/A                N/A
TVP Franklin Small Cap
  Investments Fund ...............         X                 N/A                N/A                N/A
TVP Mutual Shares
  Investments Fund ...............         X                 N/A                N/A                N/A
TVP Templeton Asset Allocation
  Fund ...........................         X                 N/A                N/A                N/A
TVP Templeton Bond Fund ..........         X                 N/A                N/A                N/A
TVP Templeton Developing
  Markets Fund ...................         X                 N/A                N/A                N/A
TVP Templeton International Fund           X                 N/A                N/A                N/A
TVP Templeton Stock Fund .........         X                 N/A                N/A                N/A
TVP Franklin S&P 500 Index Fund            X                 N/A                N/A                N/A
TVP Franklin Strategic Income
  Investments Fund ...............         X                 N/A                N/A                N/A
VIP Templeton Global Asset
  Allocation Fund ................        N/A                 X                  X                  X
VIP Templeton Developing
  Markets Equity Fund ............        N/A                 X                  X                  X
VIP Templeton International
  Equity Fund ....................        N/A                 X                  X                  X

WHY AM I GIVING VOTING INSTRUCTIONS?

     The insurance companies must vote as instructed by owners of registered variable annuity and variable life insurance contracts whose contracts will be affected by the reorganization. Plan sponsors and participants may vote only if specified by the relevant employee benefit plan.

     If your contract is allocated to an option investing in the TVP Trust or the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund or VIP Templeton International Equity Fund as of November 30, 1999, you will be able to give voting instructions. If you complete and sign the voting instruction card, the shares related to your contract or benefit plan will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, these shares will be voted for the proposals. If you do not return a voting instruction card at all, these shares will be voted in the same proportion as shares for which the insurance company has received instructions.

     Each fund will vote separately on the relevant proposals and have its own voting instructions. BECAUSE EACH FUND WILL HAVE ITS OWN VOTING INSTRUCTION CARD, YOU MAY RECEIVE MORE THAN ONE INSTRUCTION CARD. Included with the combined proxy statement/prospectus, are the prospectuses for the VIP Funds. Please note that the accompanying prospectuses may include VIP Funds and classes that do not correspond to the TVP Funds that are available under your contract.

WHAT VOTE IS REQUIRED?

     A separate vote on proposals 1, 2 and 4 and a separate vote for each sub-proposal of proposal 3 is required. For each, a "FOR" vote of the holders of a "1940 Act majority" of the outstanding shares of these funds is necessary. A 1940 Act majority means the "FOR" vote of the lesser of (1) a majority of the fund's outstanding shares, or (2) 67% or more of the fund's shares represented at the meeting if more than 50% of the outstanding shares are represented.

     If we do not receive approval of the reorganization of any particular TVP Fund by its shareholders and for the TVP Templeton Bond Fund by each class of its shareholders, the reorganization will not be completed for that TVP Fund. In such case, we will consider what further action is appropriate for that TVP Fund. If we do not receive approval of the new investment advisory agreement for any VIP Fund, we will complete the reorganization. The old investment advisory agreement will continue in effect for the combined funds. If we do not receive approval of the proposals regarding the fundamental investment restrictions, the current VIP Fund's fundamental investment restrictions will continue to apply.


HOW DO THE TVP AND VIP TRUSTEES RECOMMEND I VOTE?


     The trustees of the TVP Trust and VIP Trust concluded at meetings in October that the reorganization should be approved and recommend that you vote "FOR" all the proposals regarding the various components of the reorganization.


     In addition, if any other proposals are properly presented at the meeting for the TVP Trust and the VIP Trust, the trustees of the TVP Trust and VIP Trust suggest that you instruct your insurance company to grant the proxy holders the authority to vote in their discretion. The trustees of the TVP Trust and the VIP Trust are not currently aware of any other business to be presented.


CAN I REVOKE MY VOTING INSTRUCTIONS?

     You may revoke your voting instruction at any time before the proxy is voted by:

     1. delivering a written revocation to the secretary of the TVP Trust or VIP Trust;

     2. forwarding to the TVP Trust or the VIP Trust a later-dated voting instruction that is received by the TVP Trust or the VIP Trust at or prior to its meeting; or

     3. attending the TVP Trust or the VIP Trust meeting and giving new voting instructions in person.


HOW DO THE IMPORTANT FEATURES OF THE FUNDS COMPARE?

     The corresponding funds generally have the same investment objectives and very similar investment policies and strategies. As a result, the corresponding funds have substantially similar risk factors. In most cases, the portfolio managers are also the same. Thus, the important features of the TVP Funds compared to those of the corresponding VIP Funds are nearly identical. We compare the funds' risk factors, investment objectives and policies, fees and investment advisers below.

     The corresponding funds have slightly different fundamental investment restrictions. These differences, however, do not materially impact the manner in which the corresponding funds are managed. We are asking the shareholders of the VIP Templeton Global Asset Allocation Fund,

Templeton Developing Markets Equity Fund and Templeton International Equity Fund to approve certain amendments to and elimination of some of these funds' fundamental investment restrictions. These are described in proposal 3 and proposal 4 and will make these funds' fundamental investment restrictions more like those of the corresponding larger TVP Funds. Additional information about the VIP Funds' current fundamental investment restrictions is contained in the statement of additional information for the VIP Funds.


HOW DO THE EXPENSES OF THE FUNDS COMPARE?


     The expenses of the TVP Funds and VIP Funds are compared in the tables below, which also set forth the estimated expenses of the combined funds. Generally, the larger of the corresponding funds has lower total expenses, except for the TVP Templeton Developing Markets Fund. After the combination, the combined funds are expected to have lower or the same total annual operating expenses of the individual funds except that: (1) the combined Asset Allocation Fund will have slightly higher expenses than the TVP Templeton Asset Allocation Fund; and (2) the combined Developing Markets Fund will have moderately higher expenses than the VIP Templeton Developing Markets Equity Fund.


     Each fund has two classes of shares available to insurance companies, class 1 and class 2. Each class is identical, except that class 2 has a distribution plan or "rule 12b-1" plan and the class 2 shareholders pay an additional distribution fee.

     The following tables show the actual fees and expenses that you may pay for buying and holding the class 1 and class 2 shares of the TVP Funds and VIP Funds, as well as the estimated fees and expenses if the funds are combined. The estimated fees and expenses are based upon the funds' expenses as of December 31, 1998.


     The combined fund fees and expenses reflect the fees that would apply if the new investment advisory agreements for the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund, VIP Templeton International Equity Fund and VIP Franklin Small Cap Fund are adopted. If these investment advisory agreements are adopted, for each of these VIP Funds except the VIP Templeton Global Asset Allocation Fund, new fund administration agreements will also be adopted. The fees for these agreements are also included in the combined fund fees and expenses. The funds do not charge any shareholder transaction expenses for the class 1 and class 2 shares. THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

                          FEES OF THE CLASS 1 SHARES
                      -----------------------------------
                      Fiscal Year Ended December 31, 1998

                                                       ADVISORY AND FUND ADMINISTRATION
                                                                     FEE                           OTHER EXPENSES
                                                      ---------------------------------- ----------------------------------
                                                                             PRO FORMA,                         PRO FORMA,
                                                       TVP FUND   VIP FUND    COMBINED    TVP FUND   VIP FUND    COMBINED
                                                      ---------- ---------- ------------ ---------- ---------- ------------
Franklin Large Cap Growth Investments Fund(1)
Franklin Large Cap Growth Securities Fund ...........    0.70%       0.75%       0.75%      2.21%(2)    0.02%       0.02%
Franklin Small Cap Investments Fund(1)
Franklin Small Cap Fund .............................    0.85%       0.75%       0.80%(3)   0.16%(2)    0.02%       0.02%(3)
Mutual Shares Investments Fund(1)
Mutual Shares Securities Fund .......................    0.70%       0.74%       0.74%      2.17%       0.03%       0.03%
Templeton Asset Allocation Fund
Templeton Global Asset Allocation Fund ..............    0.70%       0.80%       0.73%      0.08%       0.04%       0.06%
Templeton Bond Fund
Templeton Global Income Securities Fund .............    0.60%       0.57%       0.56%      0.13%       0.06%       0.06%
Templeton Developing Markets Fund
Templeton Developing Markets Equity Fund                 1.35%       1.25%       1.39%      0.31%       0.16%       0.17%
Templeton International Fund
Templeton International Equity Fund .................    0.79%       0.80%       0.75%      0.07%       0.08%       0.08%
Templeton Stock Fund
Templeton Global Growth Fund ........................    0.80%       0.83%       0.79%      0.09%       0.05%       0.06%
Franklin S&P 500 Index Fund(4)
Franklin S&P 500 Index Fund (New) ...................    0.25%       N/A         0.25%      0.28%       N/A         0.28%
Franklin Strategic Income Investments Fund(5)
Franklin Strategic Income Securities Fund (New) .....    0.63%       N/A         0.63%      0.32%       N/A         0.32%



                                                              TOTAL ANNUAL FUND
                                                             OPERATING EXPENSES
                                                      ---------------------------------
                                                                             PRO FORMA,
                                                       TVP FUND   VIP FUND    COMBINED
                                                      ---------- ---------- -----------
Franklin Large Cap Growth Investments Fund(1)
Franklin Large Cap Growth Securities Fund ...........    2.91%       0.77%       0.77%
Franklin Small Cap Investments Fund(1)
Franklin Small Cap Fund .............................    1.01%       0.77%       0.82%(3)
Mutual Shares Investments Fund(1)
Mutual Shares Securities Fund .......................    2.87%       0.77%       0.77%
Templeton Asset Allocation Fund
Templeton Global Asset Allocation Fund ..............    0.78%       0.84%       0.79%
Templeton Bond Fund
Templeton Global Income Securities Fund .............    0.73%       0.63%       0.62%
Templeton Developing Markets Fund
Templeton Developing Markets Equity Fund                 1.66%       1.41%       1.56%
Templeton International Fund
Templeton International Equity Fund .................    0.86%       0.88%       0.83%
Templeton Stock Fund
Templeton Global Growth Fund ........................    0.89%       0.88%       0.85%
Franklin S&P 500 Index Fund(4)
Franklin S&P 500 Index Fund (New) ...................    0.53%       N/A         0.53%
Franklin Strategic Income Investments Fund(5)
Franklin Strategic Income Securities Fund (New) .....    0.95%       N/A         0.95%

------------
(1) The investment adviser has agreed in advance to assume certain fund expenses, and the investment adviser and fund administrator have agreed in advance to waive or limit their fees as necessary so that total annual fund operating expenses do not exceed 1.00% for class 1. The investment adviser and fund administrator are contractually obligated to continue this arrangement through year 2000.
(2)  Other expenses are based on 12/31/99 annualized estimates.
(3) Apart from the reorganization, the shareholders of the VIP Franklin Small Cap Fund are voting to approve a new investment advisory agreement. If this advisory agreement is not approved, the management and fund administration fees, other expenses, and total annual fund operating expenses, for the combined fund class 1 would be 0.75%, 0.02% and 0.77%, respectively.
(4) The TVP Franklin S&P 500 Index Fund began operations on November 1, 1999. For purposes of this table, the fees are estimated and based on net assets of $30 million. The investment adviser has agreed in advance to assume certain fund expenses, and the investment adviser and fund administrator have agreed in advance to waive or limit their fees as necessary so that total annual fund operating expenses do not exceed 0.55% for class 1. The investment adviser and fund administrator are contractually obligated to continue this arrangement through year 2000.
(5) The TVP Franklin Strategic Income Securities Fund began operations on July 1, 1999. For purposes of this table, the fees are estimated and based on net assets of $7.5 million. The investment adviser has agreed in advance to assume certain fund expenses, and the investment adviser and fund administrator have agreed in advance to waive or limit their fees as necessary so that total annual fund operating expenses do not exceed 0.75% for class 1. The investment adviser and fund administrator are contractually obligated to continue this arrangement through year 2000.

                          FEES OF THE CLASS 2 SHARES
                      -----------------------------------
                      Fiscal Year Ended December 31, 1998




                                               ADVISORY AND FUND ADMINISTRATION
                                                             FEE                          DISTRIBUTION FEE
                                              ---------------------------------- ----------------------------------
                                                  TVP        VIP     PRO FORMA,      TVP        VIP     PRO FORMA,
                                                 FUND       FUND      COMBINED      FUND      FUND(1)    COMBINED
                                              ---------- ---------- ------------ ---------- ---------- ------------
Franklin Large Cap Growth Investments
 Fund(1)
Franklin Large Cap Growth Securities
 Fund(2) ....................................     N/A        0.75%      0.75%        N/A        0.25%      0.25%
Franklin Small Cap Investments Fund(3)
Franklin Small Cap Fund(2) ..................     0.85%      0.75%      0.80%(4)     0.25%      0.25%      0.25%(4)
Mutual Shares Investments Fund(3)
Mutual Shares Securities Fund(2) ............     0.70%      0.74%      0.74%        0.25%      0.25%      0.25%
Templeton Asset Allocation Fund
Templeton Global Asset Allocation Fund(2) ...     0.70%      0.80%      0.73%        0.25%      0.25%      0.25%
Templeton Bond Fund
Templeton Global Income Securities Fund(2) ..     0.60%      0.57%      0.56%        0.15%      0.25%      0.25%
Templeton Developing Markets Fund
Templeton Developing Markets Equity
 Fund(2) ....................................     1.35%      1.25%      1.39%        0.25%      0.25%      0.25%
Templeton International Fund
Templeton International Equity Fund(2) ......     0.79%      0.80%      0.75%        0.25%      0.25%      0.25%
Templeton Stock Fund
Templeton Global Growth Fund(2) .............     0.80%      0.83%      0.79%        0.25%      0.25%      0.25%
Franklin S&P 500 Index Fund(6)
Franklin S&P 500 Index Fund (New) ...........     0.25%      N/A        0.25%        0.25%      N/A        0.25%
Franklin Strategic Income Investments
 Fund(7)
Franklin Strategic Income Securities Fund
 (New) ......................................     N/A        N/A         N/A         N/A        N/A        N/A



                                                                                           TOTAL ANNUAL FUND
                                                         OTHER EXPENSES                    OPERATING EXPENSE
                                              ------------------------------------ ---------------------------------
                                                   TVP         VIP     PRO FORMA,                         PRO FORMA,
                                                  FUND        FUND      COMBINED    TVP FUND   VIP FUND    COMBINED
                                              ------------ ---------- ------------ ---------- ---------- -----------
Franklin Large Cap Growth Investments
 Fund(1)
Franklin Large Cap Growth Securities
 Fund(2) ....................................      N/A         0.02%      0.02%        N/A        1.02%      1.02%
Franklin Small Cap Investments Fund(3)
Franklin Small Cap Fund(2) ..................      0.16%(5)    0.02%      0.02%(4)     1.26%      1.02%      1.07%(4)
Mutual Shares Investments Fund(3)
Mutual Shares Securities Fund(2) ............      2.17%       0.03%      0.03%        3.12%      1.02%      1.02%
Templeton Asset Allocation Fund
Templeton Global Asset Allocation Fund(2) ...      0.08%       0.04%      0.06%        1.03%      1.09%      1.04%
Templeton Bond Fund
Templeton Global Income Securities Fund(2) ..      0.13%       0.06%      0.06%        0.88%      0.88%      0.87%
Templeton Developing Markets Fund
Templeton Developing Markets Equity
 Fund(2) ....................................      0.31%       0.16%      0.17%        1.91%      1.66%      1.81%
Templeton International Fund
Templeton International Equity Fund(2) ......      0.07%       0.08%      0.08%        1.11%      1.13%      1.08%
Templeton Stock Fund
Templeton Global Growth Fund(2) .............      0.09%       0.05%      0.06%        1.14%      1.13%      1.10%
Franklin S&P 500 Index Fund(6)
Franklin S&P 500 Index Fund (New) ...........      0.28%       N/A        0.28%        0.78%      N/A        0.78%
Franklin Strategic Income Investments
 Fund(7)
Franklin Strategic Income Securities Fund
 (New) ......................................      N/A         N/A        N/A          N/A        N/A        N/A

------------
(1) The TVP Franklin Large Cap Growth Investments Fund class 2 has not commenced operations.
(2) Because no class 2 shares were issued as of December 31, 1998, figures (other than rule 12b-1 fees) are based on the funds' class 1 actual expenses for the fiscal year ended December 31, 1998, plus class 2's annual rule 12b-1 fee of 0.25%. (While the maximum amount payable under each fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% of average daily net assets per year. From January 6, 1999 to June 30, 1999, these fees were 0.30% of the fund's average daily net assets).

(3) The investment adviser has agreed in advance to assume certain fund expenses, and the investment adviser and fund administrator have agreed in advance to waive or limit their fees as necessary so that total annual fund operating expenses do not exceed 1.25% for class 2. The investment adviser and fund administrator are contractually obligated to continue this arrangement through year 2000.

(4) Apart from the reorganization, the shareholders of the VIP Franklin Small Cap Fund are voting to approve a new investment advisory agreement. If this advisory agreement is not approved, the management and fund administration fees, distribution fees, other expenses, and the total annual fund operating expenses for the combined fund class 2 would be 0.75%, 0.25%, 0.02%, and 1.02%, respectively.

(5)  Other expenses are based on 12/31/99 annualized estimates.

(6) The TVP Franklin S&P 500 Index Fund began operations on November 1, 1999. For purposes of this table, the fees are estimated and based on net asset of $30 million. The investment adviser has agreed in advance to assume certain fund expenses, and the investment adviser and fund administrator have agreed in advance to waive or limit their fees as necessary so that total fund operating expenses do not exceed 0.80% for class 2. The investment adviser and fund administrator are contractually obligated to continue this arrangement through year 2000.

(7) The TVP Franklin Strategic Income Investments Fund class 2 has not commenced operations.

THE TVP FUNDS AND VIP FUNDS COMPARATIVE FEE TABLE EXAMPLES

     The following examples are intended to help you compare the cost of investing in each fund and in the combined funds. These examples assume you invest $10,000 for the periods shown and then sell your shares at the end of those periods. These examples also assume your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER, if applicable, and remain the same. THESE EXAMPLES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUNDS ARE INVESTMENT OPTIONS. If they had been included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TVP FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND
VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND

                                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                 ---------   ---------   ---------   ---------
TVP FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND
Class 1 Shares ...............................      $294        $901      $1,533      $3,233
Class 2 Shares ...............................      N/A         N/A         N/A         N/A
VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Class 1 Shares ...............................      $ 79        $246      $  428      $  954
Class 2 Shares ...............................      $109        $340      $  590      $1,221
COMBINED FUND PRO FORMA
Class 1 Shares ...............................      $ 79        $246      $  428      $  954
Class 2 Shares ...............................      $109        $340      $  590      $1,221

TVP FRANKLIN SMALL CAP INVESTMENTS FUND
VIP FRANKLIN SMALL CAP FUND

                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
TVP FRANKLIN SMALL CAP INVESTMENTS FUND
Class 1 Shares ........................     $103        $323        $560      $1,240
Class 2 Shares ........................     $129        $401        $694      $1,527
VIP FRANKLIN SMALL CAP FUND
Class 1 Shares ........................     $ 79        $246        $428      $  954
Class 2 Shares ........................     $104        $325        $563      $1,248
COMBINED FUND PRO FORMA
Class 1 Shares ........................     $ 84        $262        $455      $1,014
Class 2 Shares ........................     $109        $340        $590      $1,306

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND

                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     --------   ---------   ---------   ---------
TVP MUTUAL SHARES INVESTMENTS FUND
Class 1 Shares ...................     $290        $889      $1,513      $3,195
Class 2 Shares ...................     $315        $963      $1,635      $3,430
VIP MUTUAL SHARES SECURITIES FUND
Class 1 Shares ...................     $ 79        $246      $  428      $  954
Class 2 Shares ...................     $109        $340      $  590      $1,221
COMBINED FUND PRO FORMA
Class 1 Shares ...................     $ 79        $246      $  428      $  954
Class 2 Shares ...................     $104        $325      $  563      $1,248

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                             --------   ---------   ---------   ---------
TVP TEMPLETON ASSET ALLOCATION FUND
Class 1 Shares ...........................     $ 80        $249        $433      $  966
Class 2 Shares ...........................     $105        $328        $569      $1,259
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
Class 1 Shares ...........................     $ 86        $268        $466      $1,037
Class 2 Shares ...........................     $116        $362        $628      $1,302
COMBINED FUND PRO FORMA
Class 1 Shares ...........................     $ 81        $252        $439      $  978
Class 2 Shares ...........................     $106        $331        $574      $1,271

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND

                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                             --------   ---------   ---------   ---------
TVP TEMPLETON BOND FUND
Class 1 Shares ............................      $75        $233        $406      $  906
Class 2 Shares ............................      $90        $281        $488      $1,084
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1 Shares ............................      $64        $202        $351      $  786
Class 2 Shares ............................      $95        $296        $515      $1,058
COMBINED FUND PRO FORMA
Class 1 Shares ............................      $63        $199        $346      $  774
Class 2 Shares ............................      $89        $278        $482      $1,073

TVP TEMPLETON DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND

                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                               --------   ---------   ---------   ---------
TVP TEMPLETON DEVELOPING MARKETS FUND
Class 1 Shares .............................     $169        $523      $  902      $1,965
Class 2 Shares .............................     $194        $600      $1,032      $2,233
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
Class 1 Shares .............................     $144        $446      $  771      $1,691
Class 2 Shares .............................     $174        $539      $  928      $1,940
COMBINED FUND PRO FORMA
Class 1 Shares .............................     $159        $493      $  850      $1,856
Class 2 Shares .............................     $184        $569      $  980      $2,127



TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND

                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
TVP TEMPLETON INTERNATIONAL FUND
Class 1 Shares ........................     $ 88        $274        $477      $1,061
Class 2 Shares ........................     $113        $353        $612      $1,352
VIP TEMPLETON INTERNATIONAL EQUITY FUND
Class 1 Shares ........................     $ 90        $281        $488      $1,084
Class 2 Shares ........................     $120        $375        $649      $1,348
COMBINED FUND PRO FORMA
Class 1 Shares ........................     $ 85        $265        $460      $1,025
Class 2 Shares ........................     $110        $343        $595      $1,317

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                   --------   ---------   ---------   ---------
TVP TEMPLETON STOCK FUND
Class 1 Shares .................     $ 91        $284        $493      $1,096
Class 2 Shares .................     $116        $362        $628      $1,386
VIP TEMPLETON GLOBAL GROWTH FUND
Class 1 Shares .................     $ 90        $281        $488      $1,084
Class 2 Shares .................     $120        $375        $649      $1,348
COMBINED FUND PRO FORMA
Class 1 Shares .................     $ 87        $271        $471      $1,049
Class 2 Shares .................     $112        $350        $606      $1,340

TVP FRANKLIN S&P 500 INDEX FUND
VIP FRANKLIN S&P 500 INDEX FUND

                                    1 YEAR     3 YEARS
                                  ---------   --------
TVP FRANKLIN S&P 500 INDEX FUND
Class 1 Shares ................      $ 54       $170
Class 2 Shares ................      $ 80       $249
VIP FRANKLIN S&P 500 INDEX FUND
Class 1 Shares ................      N/A         N/A
Class 2 Shares ................      N/A         N/A
COMBINED FUND PRO FORMA
Class 1 Shares ................      $ 54       $170
Class 2 Shares ................      $ 80       $249

TVP FRANKLIN STRATEGIC INCOME INVESTMENTS FUND
VIP FRANKLIN STRATEGIC INCOME SECURITIES FUND

                                                   1 YEAR     3 YEAR
                                                 ---------   -------
TVP FRANKLIN STRATEGIC INCOME INVESTMENTS FUND
Class 1 Shares ...............................      $ 97      $303
Class 2 Shares ...............................      $122      $381
VIP FRANKLIN STRATEGIC INCOME SECURITIES FUND
Class 1 Shares ...............................      N/A        N/A
Class 2 Shares ...............................      N/A        N/A
COMBINED FUND PRO FORMA
Class 1 Shares ...............................      $ 97      $303
Class 2 Shares ...............................      $122      $381

     In addition, the TVP Franklin S&P 500 Index Fund has a third class of shares available to employee benefit plans. Class 3 is identical to class 1 and class 2, except that class 2 and class 3 have their own distribution plans or "rule 12b-1" plans. Also, class 3 bears its own registration expenses under state and federal securities laws and transfer agency (shareholder account maintenance) expenses. The following table shows the actual fees and expenses that you may pay for buying and holding the class 3 shares of the TVP Franklin S&P 500 Index Fund. THIS TABLE DOES NOT REFLECT ANY CHARGES AND FEES ASSESSED UNDER YOUR EMPLOYEE BENEFIT PLAN. The fees and expenses will be the same after the reorganization because the VIP Franklin S&P 500 Index Fund will have the same agreements as the TVP Fund.

                          FRANKLIN S&P 500 INDEX FUND
                                    CLASS 3



Shareholder Fees (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price
  Load imposed on purchases ...................................         0.00%
  Maximum deferred sales charge (load) ........................         0.00%(1)
Annual Fund Operating Expenses
  Management fees .............................................         0.15%
  Distribution and service (12b-1) fees .......................         0.25%
  Other expenses ..............................................         0.60%
Total annual fund operating expenses ..........................         1.00%
Fee waiver/expense reductions .................................        (0.20%)(2)
Net expenses ..................................................         0.80%

----------------
1. Shares acquired through an exchange from another Franklin Templeton fund may be subject to a contingent deferred sales charge in certain circumstances. Please see the prospectus for class 3 shares of the Franklin S&P 500 Index Fund.

2. The investment adviser has agreed in advance to assume certain fund expenses, and the investment adviser and fund administrator have agreed in advance to waive or limit their fees as necessary so that the total annual fund operating expenses do not exceed 0.80% for class 3. The investment adviser and the fund administrator are contractually obligated to continue this arrangement through year 2000.

COMPARATIVE FEE TABLE EXAMPLE

The following example is intended to help you compare the cost of investing in class 3 of the fund. This example assumes you invest $10,000 for the periods shown and then sell your shares at the end of those periods. This example also assumes your investment had a 5% return each year and the fund's operating expenses are BEFORE WAIVER, and remain the same. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY PLAN ADMINISTRATION FEES AND EXPENSES IMPOSED ON RETIREMENT PLANS FOR WHICH THE FUND'S CLASS 3 SHARES ARE AN INVESTMENT OPTION. If they were included, your costs would be higher. Although your actual costs may be higher or lower based on these assumptions your costs would be:

                                                           1 YEAR      3 YEARS
                                                         ----------   --------
 TVP Franklin S&P 500 Index Fund -- Class 3 ..........      $ 82        $255
 VIP Franklin S&P 500 Index Fund -- Class 3 ..........       N/A         N/A
 Combined Fund Pro Forma -- Class 3 ..................      $ 82        $255

HOW DOES THE PERFORMANCE OF THE FUNDS COMPARE?

     Due to the substantial similarities in investment objectives and policies, over time the corresponding funds could be expected to perform similarly, though not identically. Differences in performance between corresponding funds are generally due to differences in asset size and cash flow. The performance of the larger corresponding fund is generally better. The performance of the funds as of September 30, 1999 is set forth below:

CLASS 1 COMPARATIVE PERFORMANCE

                                                     AVERAGE ANNUAL RETURNS                   CUMULATIVE TOTAL RETURNS
                                               ----------------------------------- ----------------------------------------------
                                                 5-YEARS     10-YEARS   INCEPTION     1-YEAR     5-YEARS     10-YEARS   INCEPTION
                                                    TO          TO          TO          TO          TO          TO         TO
                                    INCEPTION   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER
FUNDS                                  DATE        1999        1999        1999        1999        1999        1999       1999
---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
TVP Franklin Large Cap Growth
 Investments Fund* ............... May-01-98       N/A         N/A         21.98      37.81        N/A         N/A        32.57
VIP Franklin Large Cap Growth
 Investments Fund** .............. May-01-96       N/A         N/A         17.44      28.32        N/A         N/A        73.26
TVP Franklin Small Cap
 Investments Fund ................ May-01-98       N/A         N/A         10.65      51.70        N/A         N/A        15.45
VIP Franklin Small Cap
 Investments Fund ................ Nov-01-95       N/A         N/A         17.45      52.16        N/A         N/A        87.81
TVP Mutual Shares Investments
 Fund ............................ May-01-98       N/A         N/A          0.47      16.92        N/A         N/A         0.66
VIP Mutual Shares Securities
 Fund ............................ Nov-08-96       N/A         N/A          8.84      18.30        N/A         N/A        27.75
TVP Templeton Asset
 Allocation Fund ................. Aug-24-88      13.91       12.15        12.15      31.49       91.78       214.65     257.18
VIP Templeton Global Asset
 Allocation Fund ................. May-01-95       N/A         N/A          8.58      12.55        N/A         N/A        43.85
TVP Templeton Bond Fund .......... Aug-24-88       5.62        6.31         6.34      -1.94       31.46        84.31      97.86
VIP Templeton Global Income
 Securities Fund ................. Jan-21-89       5.52        6.19         6.37      -1.99       30.81        82.39      93.33
TVP Templeton Developing
 Markets Fund .................... Mar-04-96       N/A         N/A        -11.60      54.49        N/A         N/A       -35.64
VIP Templeton Developing
 Markets Equity Fund ............. Mar-15-94      -0.19        N/A          0.75      47.02       -0.94        N/A         4.21
TVP Templeton International
 Fund ............................ May-01-92      13.30        N/A         13.95      24.62       86.69        N/A       163.33
VIP Templeton International
 Equity Fund ..................... Jan-27-92      10.77        N/A         10.88      21.93       66.73        N/A       120.90
TVP Templeton Stock Fund ......... Aug-24-88      12.79       11.76        12.18      27.47       82.53       203.99     258.17
VIP Templeton Global Growth
 Fund ............................ Mar-15-94      12.49        N/A         12.15      25.91       80.15        N/A        88.83

 *PREVIOUSLY NAMED THE FRANKLIN GROWTH INVESTMENTS FUND
**PREVIOUSLY NAMED THE FRANKLIN CAPITAL GROWTH FUND

The managers of the TVP Franklin Large Cap Growth Investments, Franklin Small Cap Investments, and Mutual Shares Investments Funds, are contractually obligated to limit class 1 expenses for these funds to 1.00% of total net assets through 2000.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Total return figures are based on the inception of each TVP and VIP Fund, which may have started before the contract. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year by year results.

CLASS 2 COMPARATIVE PERFORMANCE

                                                     AVERAGE ANNUAL RETURNS                   CUMULATIVE TOTAL RETURNS
                                               ----------------------------------- ----------------------------------------------
                                                 5-YEARS     10-YEARS   INCEPTION     1-YEAR     5-YEARS     10-YEARS   INCEPTION
                                                    TO          TO          TO          TO          TO          TO         TO
                                    INCEPTION   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER
FUNDS                                  DATE        1999        1999        1999        1999        1999        1999       1999
---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
TVP Franklin Large Cap Growth
 Investments Fund* ............... May-01-98       N/A         N/A         N/A         N/A         N/A         N/A         N/A
VIP Franklin Large Cap Growth
 Investments Fund** .............. May-01-96       N/A         N/A         17.34      27.94        N/A         N/A        72.76
TVP Franklin Small Cap
 Investments Fund ................ May-01-98       N/A         N/A         10.43      51.27        N/A         N/A        15.12
VIP Franklin Small Cap
 Investments Fund ................ Nov-01-95       N/A         N/A         17.38      52.16        N/A         N/A        87.36
TVP Mutual Shares Investments
 Fund ............................ May-01-98       N/A         N/A          0.31      16.66        N/A         N/A         0.45
VIP Mutual Shares Securities
 Fund ............................ Nov-08-96       N/A         N/A          8.93      18.59        N/A         N/A        28.07
TVP Templeton Asset
 Allocation Fund ................. Aug-24-88      13.78       12.08        12.09      31.16       90.65       212.80     255.08
VIP Templeton Global Asset
 Allocation Fund ................. May-01-95       N/A         N/A          8.56      12.38        N/A         N/A        43.77
TVP Templeton Bond Fund .......... Aug-24-88       5.60        6.30         6.33      -2.03       31.32        84.13      97.66
VIP Templeton Global Income
 Securities Fund ................. Jan-24-89       5.47        6.26         6.43      -2.23       30.50        83.61      94.63
TVP Templeton Developing
 Markets Fund .................... Mar-04-96       N/A         N/A        -11.72      54.09        N/A         N/A       -36.01
VIP Templeton Developing
 Markets Equity Fund ............. Mar-15-94      -0.24        N/A          0.70      46.72       -1.17        N/A         3.96
TVP Templeton International
 Fund ............................ May-01-92      13.20        N/A         13.90      24.30       85.50        N/A       161.60
VIP Templeton International
 Equity Fund ..................... Jan-27-92      10.69        N/A         10.83      21.49       66.18        N/A       120.17
TVP Templeton Stock Fund ......... Aug-24-88      12.64       11.69        12.12      27.14       81.34       202.01     255.84
VIP Templeton Global Growth
 Fund ............................ Mar-15-94      12.47        N/A         12.12      25.76       79.94        N/A        88.83

 *PREVIOUSLY NAMED THE FRANKLIN GROWTH INVESTMENTS FUND
**PREVIOUSLY NAMED THE FRANKLIN CAPITAL GROWTH FUND

Standardized performance for class 2 shares reflects a blended figure, combining: (a) for periods prior to class 2's inception on 5/1/97 for the TVP Funds and 1/6/99 for the VIP Funds, historical results of class 1 shares, and
(b) for periods after 5/1/97 for the TVP Funds and 1/6/99 for the VIP Funds, class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance. The managers of the TVP Franklin Large Cap Growth Investments, Franklin Small Cap Investments, and Mutual Share Investments Funds, are contractually obligated to limit class 2 expenses for these funds to 1.25% of total net assets through 2000.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Total return figures are based on the inception of each TVP and VIP Fund, which may have started before the contract. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year by year results.

HOW WILL THE REORGANIZATION AFFECT ME?


     We anticipate that the reorganization and the increase in net assets for the combined funds will result in operating efficiencies that will benefit you as well as the shareholders. We also believe that the reorganization has the following additional benefits:

   o COST SAVINGS. The combined funds have a potential to decrease their operating expenses by spreading fixed costs over a larger pool of assets and by efficiencies in portfolio management.
   o PORTFOLIO MANAGEMENT. For the newer and smaller funds, an increase in net assets may also afford greater flexibility and diversification in pursuing their investment objectives.
   o MORE FUNDS. The VIP Trust offers eighteen more funds than the TVP
     Trust. Your insurance company may choose to make these additional VIP Funds available under your contract.


     The reorganization will not affect your contract rights. You will not experience any change in the value of your contract immediately following the reorganization.


WHAT HAPPENS AFTER THE REORGANIZATION IF MY INSURANCE COMPANY CURRENTLY INVESTS IN A TVP FUND?


     The only change will be the funds in which your insurance company invests. Your insurance company will keep the same separate account. Your contract value will be allocated to the same separate account and that separate account will invest in the corresponding VIP Fund after the reorganization. Thus, after the reorganization your contract value will depend on the performance of the corresponding VIP Funds as combined with the TVP Funds rather than those of the current TVP Funds.


WHAT HAPPENS AFTER THE REORGANIZATION IF MY INSURANCE COMPANY CURRENTLY INVESTS IN A VIP FUND?

     After the reorganization, the VIP Funds will acquire the assets and liabilities of the TVP Funds. No shares of the VIP Trust are being exchanged. If approved by shareholders, the VIP Templeton Global Asset Allocation Fund, the VIP Templeton International Equity Fund and VIP Templeton Developing Markets Equity Fund will adopt new investment advisory agreements. These will be nearly the same as those currently in effect for the corresponding TVP Funds, except that for the VIP Templeton International Equity Fund, Templeton Global Advisors Limited will serve as the investment adviser. In addition, if approved by shareholders, these VIP Funds will adopt changes to their fundamental investment restrictions which will make them more like the larger corresponding TVP Funds. Apart from the reorganization, the shareholders of the VIP Franklin Small Cap Fund are being asked to approve a new investment advisory agreement in a separate proxy statement.

WILL DIVIDENDS BE CHANGED?

     No. The TVP Funds and VIP Funds declare and pay dividends and distributions at the same intervals. These dividends and distributions will continue to be reinvested by your insurance company in additional shares of the VIP Funds.

HOW ARE SHARES BOUGHT OR SOLD?

     Shares of the TVP Trust and the VIP Trust are only sold to insurance companies and, in some cases, to employee benefit plans that are qualified plans under the federal tax law. The VIP Trust will continue to sell its shares on a continuous basis at net asset value only to insurance companies and these qualified plans. The reorganization will have no impact on your right to reallocate among your insurance company's separate account options, as permitted under your contract.

WHAT ARE THE TAX CONSEQUENCES?

     In the opinion of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, special counsel to the TVP Trust and the VIP Trust, based on certain assumptions and representations, it is not expected that shareholders will recognize any gain or loss for federal income tax purposes as a result of the exchange of their TVP Trust shares for the VIP Trust shares or that the VIP Funds will recognize any gain or loss upon receipt of the corresponding TVP Funds' assets.

          PROPOSAL 1: COMBINATION OF THE TVP FUNDS WITH THE VIP FUNDS

                        COMPARISON OF THE RISK FACTORS


     Investing in the TVP Funds and VIP Funds involves risks. These risks relate to the underlying investments of the TVP Funds and VIP Funds. These risks may cause the value of shares of a fund to increase or decrease based on movements in the value of these underlying investments.


ARE THE RISK FACTORS FOR THE CORRESPONDING TVP AND VIP FUNDS SUBSTANTIALLY THE SAME?

     Yes. The risk factors are substantially the same due to the substantial similarities of the investment objectives and policies between the corresponding TVP and VIP Funds. The risks of each VIP Fund are described in greater detail in the accompanying VIP Fund prospectuses included as Exhibit
  . The risks for VIP Franklin S&P 500 Index Fund and the VIP Franklin Strategic Income Securities Fund will be the same as those of the corresponding TVP Funds because the VIP Trust will adopt all features of the corresponding TVP Funds.

WHAT ARE THE PRINCIPAL RISK FACTORS?

     We have identified the principal risk factors of each TVP Fund and each corresponding VIP Fund in the table below. We describe each of these risks after the table.


                                            DERIVATIVE                       FOREIGN     ILLIQUID      INDEX
FUND                               CREDIT   SECURITIES   DIVERSIFICATION   SECURITIES   SECURITIES   TRACKING
--------------------------------- -------- ------------ ----------------- ------------ ------------ ----------
TVP Franklin Large Cap
 Growth Investments Fund ........
VIP Franklin Large Cap
 Growth Securities Fund .........
TVP Franklin Small Cap
 Investments Fund ...............
VIP Franklin Small Cap
 Fund ...........................
TVP Mutual Shares
 Investments Fund ...............     X          X                              X            X
VIP Mutual Shares Securities
 Fund ...........................     X          X                              X            X
TVP Templeton Asset
 Allocation Fund ................     X          X                              X
VIP Templeton Global Asset
 Allocation Fund ................     X          X                              X
TVP Templeton Bond Fund .........     X          X              X               X
VIP Templeton Global Income
 Securities Fund ................     X          X              X               X
TVP Templeton Developing
 Markets Fund ...................     X                                         X
VIP Templeton Developing
 Markets Equity Fund ............     X                                         X
TVP Templeton International
 Fund ...........................     X                                         X
VIP Templeton International
 Equity Fund ....................     X                                         X
TVP Templeton Stock Fund ........     X                                         X
VIP Templeton Global
 Growth Fund ....................     X                                         X
TVP Franklin S&P 500
 Index Fund .....................     X          X                                                       X
VIP Franklin S&P 500
 Index Fund .....................     X          X                                                       X
TVP Franklin Strategic Income
 Investments Fund ...............     X          X              X               X
VIP Franklin Strategic Income
 Securities Fund ................     X          X              X               X

                                                            MORTGAGE
                                                           SECURITIES   REORGANIZING
                                                LOWER-      AND ASSET        OR
                                   INTEREST      RATED       BACKED      DISTRESSED                SMALLER
FUND                                 RATE     SECURITIES   SECURITIES    COMPANIES    SECTOR(S)   COMPANIES   STOCKS
--------------------------------- ---------- ------------ ------------ ------------- ----------- ----------- -------
TVP Franklin Large Cap
 Growth Investments Fund ........                                                         X                     X
VIP Franklin Large Cap
 Growth Securities Fund .........                                                         X                     X
TVP Franklin Small Cap
 Investments Fund ...............                                                                     X         X
VIP Franklin Small Cap
 Fund ...........................                                                                     X         X
TVP Mutual Shares
 Investments Fund ...............                  X                         X                                  X
VIP Mutual Shares Securities
 Fund ...........................                  X                         X                                  X
TVP Templeton Asset
 Allocation Fund ................      X           X                                                            X
VIP Templeton Global Asset
 Allocation Fund ................      X           X                                                            X
TVP Templeton Bond Fund .........      X           X
VIP Templeton Global Income
 Securities Fund ................      X           X
TVP Templeton Developing
 Markets Fund ...................      X                                                                        X
VIP Templeton Developing
 Markets Equity Fund ............      X                                                                        X
TVP Templeton International
 Fund ...........................      X                                                                        X
VIP Templeton International
 Equity Fund ....................      X                                                                        X
TVP Templeton Stock Fund ........      X                                                                        X
VIP Templeton Global
 Growth Fund ....................      X                                                                        X
TVP Franklin S&P 500
 Index Fund .....................      X                                                                        X
VIP Franklin S&P 500
 Index Fund .....................      X                                                                        X
TVP Franklin Strategic Income
 Investments Fund ...............      X           X            X
VIP Franklin Strategic Income
 Securities Fund ................      X           X            X

     We have described each of the principal risk factors identified above for the TVP and VIP Funds below. Most of the risks apply to more than one fund. Please refer to the above table to see if the risk applies to a particular fund.

     CREDIT. This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.


     INDEBTEDNESS AND PARTICIPATIONS. The purchase of debt securities of reorganizing or distressed companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

     LOWER-RATED SECURITIES. Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment in bonds that may be, or are, in default.

     The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

     DERIVATIVE SECURITIES. Derivative investments, such as forward currency exchange contracts, stock index futures and stock index options are financial instruments whose performance depends, at least in part, on the performance of an underlying asset such as stock price indices, or currency exchange rates. They are used to help manage interest rate and currency risks, increase liquidity, or invest in a particular stock, bond or index in a more efficient way. Their successful use will depend on the manager's ability to predict market movements. Losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the derivative securities failure to correlate well with the indices or securities for which they are acting as a substitute, the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party or inability to close out a position because the trading market becomes illiquid.


     DIVERSIFICATION. If a fund is non-diversified under the federal securities laws it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

     FOREIGN SECURITIES. Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

     CURRENCY. Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

     COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

     Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes that U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

     COMPANY. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


     ILLIQUID SECURITIES. Illiquid securities are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.


     INDEX TRACKING. The S&P 500 fund's ability to track the S&P 500 Index may be affected by transaction costs and fund expenses, cash flows, and changes in the composition of the index. In addition, the fund's performance may not precisely track the performance of the S&P 500 Index if the securities the manager has selected do not precisely track the index. If securities the fund owns underperforms those in the index, the fund's performance will be lower than the index. Unlike an unmanaged index, the fund pays operating expenses that may prevent the fund from precisely tracking the index's performance. Cash inflows from investors buying shares could create large balances of cash, while cash outflows from investors selling shares may require ready reserves of cash. Either situation would likely cause the fund's performance to deviate from the "fully invested" index.


     INTEREST RATE. Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.


     MORTGAGE SECURITIES AND ASSET BACKED SECURITIES. Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans. During periods of declining interest rates, principal prepayments generally increase. The fund may be forced to reinvest returned principal at lower interest rates, and there may be less potential for capital appreciation. In periods of rising interest rates, prepayments can decline, thus extending the security's maturity which may in turn cause the security's price to fall. Credit enhancements, if any, may be inadequate in the event of default.

     REORGANIZING OR DISTRESSED COMPANIES. The Mutual Shares Securities Fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a reorganizing or distressed company will be completed on the terms contemplated, and therefore, benefit the fund.

     SECTOR(S). By having significant positions in a limited number of industries (but not in excess of 25% of total assets in a given sector), the fund carries much greater risk of adverse developments in those industries, than a fund that invests in a wide variety of industries.

     SMALLER COMPANIES. While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

     STOCKS. While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term, they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered cheap relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

     Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

       COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


     To help you understand the impact of the reorganization, we have compared the important features of the funds.


ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE CORRESPONDING TVP AND VIP FUNDS SUBSTANTIALLY THE SAME?

     The investment objectives and policies of all pairs of corresponding funds are substantially similar. In each case, the VIP Fund invests primarily in the same types of securities as the corresponding TVP Fund because of the similarities in their investment policies and strategies. However, there are some differences. These occur with the (1) TVP Templeton Asset Allocation Fund and the VIP Templeton Global Asset Allocation Fund, (2) TVP Templeton Bond Fund and VIP Templeton Global Income Securities Fund, and (3) TVP Templeton International Fund and VIP Templeton International Equity Fund.

     The TVP Templeton Asset Allocation Fund and the VIP Templeton Global Asset Allocation Fund have two differences in their stated policies. First, the VIP Fund may invest up to 25% of its assets in higher yielding, medium and lower-rated debt securities, while the TVP Fund may only invest 15% of its assets in these securities. Second, the VIP Fund is restricted from investing in securities where the issuer has failed to make a payment that is due.

     The TVP Templeton Bond Fund and the VIP Templeton Global Income Securities Fund also have two differences in their stated policies. First, the VIP Fund may only invest up to 30% of its assets in higher yielding, medium and lower-rated debt securities, while the TVP Fund's investment in these securities is not limited. Second, the VIP Fund is restricted from investing in securities where the issuer has failed to make a payment that is due.

     The TVP Templeton International Fund and the VIP Templeton International Equity Fund have one difference in their stated policies. The VIP Fund invests primarily in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S., while the TVP Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

     Each of the corresponding TVP and VIP Funds has adopted slightly different fundamental investment restrictions. These differences, however, do not materially impact the manner in which the corresponding funds are managed. We are asking the shareholders of the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and VIP Templeton International Equity Fund to approve certain changes to and eliminations of some of these funds' fundamental investment restrictions. These changes are described in proposal 3 and proposal 4. These changes will make these funds' fundamental investment restrictions more like those of the corresponding TVP Funds. Additional information about the VIP Funds' current fundamental investment restrictions is contained in the statement of additional information for the VIP Funds.

     We believe that these differences in stated policies and fundamental restrictions are minor and/or are of no practical significance as the portfolio managers invest for the pairs of corresponding funds in a similar manner.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES?

                 VIP FRANKLIN LARGE CAP                       TVP FRANKLIN LARGE CAP
                  GROWTH SECURITIES FUND                      GROWTH INVESTMENTS FUND
--------------------------------------------------   ----------------------------------------
OBJECTIVE-Capital appreciation.

PRINCIPAL POLICIES-Under normal market                                 Same
conditions, the fund will invest at least 65% of
its assets in equity securities of U.S. large cap
growth companies ($8.5 billion or more),
focusing on those companies that are expected
to have revenue growth in excess of the
economy as a whole either through above-
average industry expansion or market share
gains.


              VIP FRANKLIN SMALL CAP FUND             TVP FRANKLIN SMALL CAP INVESTMENTS FUND
--------------------------------------------------   ----------------------------------------
OBJECTIVE-Long-term capital growth.

PRINCIPAL POLICIES-Under normal market                                 Same
conditions, the fund will invest at least 65% of
its assets in equity securities of U.S. small
capitalization growth companies.


          VIP MUTUAL SHARES SECURITIES FUND             TVP MUTUAL SHARES INVESTMENTS FUND
--------------------------------------------------   ----------------------------------------
OBJECTIVE-Capital appreciation. Secondarily it
seeks income.

PRINCIPAL POLICIES-Under normal market                                 Same
conditions, the fund will invest at least 65% of
its assets in equity securities of companies
which the manager believes are available at a
market price less than their actual value based
on certain recognized or objective criteria
(intrinsic value).


    VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND          TVP TEMPLETON ASSET ALLOCATION FUND
--------------------------------------------------   ----------------------------------------
OBJECTIVE-High total return.

PRINCIPAL POLICIES-Under normal market                                 Same
conditions, the fund will invest in equity
securities of companies in any nation, debt
securities of companies and governments of
any nation, and in money market instruments.

   VIP TEMPLETON GLOBAL INCOME SECURITIES FUND                    TVP TEMPLETON BOND FUND
--------------------------------------------------   -------------------------------------------------
OBJECTIVE-High current income. Capital
appreciation is a secondary consideration.

PRINCIPAL POLICIES-Under normal market                                     Same
conditions, the fund will invest at least 65% of
its assets in debt securities of governments and
their political subdivisions and agencies,
supranational organizations and companies
located anywhere in the world, including
emerging markets.


               VIP TEMPLETON DEVELOPING
                   MARKETS EQUITY FUND                     TVP TEMPLETON DEVELOPING MARKETS FUND
--------------------------------------------------   -------------------------------------------------
OBJECTIVE-Long-term capital appreciation.

PRINCIPAL POLICIES-Under normal market                                     Same
conditions, the fund will invest at least 65% of
its total assets in emerging market equity
securities.


      VIP TEMPLETON INTERNATIONAL EQUITY FUND                TVP TEMPLETON INTERNATIONAL FUND
--------------------------------------------------   -------------------------------------------------
OBJECTIVE-Long-term capital growth.                  OBJECTIVE-Long-term capital growth.

PRINCIPAL POLICIES-Under normal market               PRINCIPAL POLICIES-Under normal market
conditions, the fund will invest at least 65% of     conditions, the fund will invest at least 65% of
its assets in equity securities that trade in        its assets in equity securities of companies
non-U.S. markets, including emerging markets,        located outside the U.S., including emerging
and that are issued by companies that have           markets.
their principal activities outside the U.S.


          VIP TEMPLETON GLOBAL GROWTH FUND                       TVP TEMPLETON STOCK FUND
--------------------------------------------------   -------------------------------------------------
OBJECTIVE-Long-term capital growth.

PRINCIPAL POLICIES-Under normal market                                     Same
conditions, the fund will invest at least 65% of
its assets in equity securities of companies
throughout the world, including the U.S. and
emerging markets.

VIP FRANKLIN S&P 500 INDEX FUND                             TVP FRANKLIN S&P 500 INDEX FUND
------------------------------------------------   -------------------------------------------------
This is a new fund. The investment objectives      OBJECTIVE-To match the performance of the
and principal policies will be the same as the     Standard & Poor's 500 Composite Stock Price
TVP Franklin S&P Index Fund.                       Index (S&P 500 Index) before the deduction
                                                   of expenses.

                                                   PRINCIPAL POLICIES-Under normal market
                                                   conditions, the fund uses an investment
                                                   "indexing" strategy designed to track the
                                                   performance of the S&P 500 Index.


                                                                TVP FRANKLIN STRATEGIC
 VIP FRANKLIN STRATEGIC INCOME SECURITIES FUND                  INCOME INVESTMENTS FUND
------------------------------------------------   -------------------------------------------------
This is a new fund. The investment objectives      OBJECTIVE-To earn a high level of current
and principal policies will be the same as the     income. Its secondary goal is long-term capital
TVP Franklin Strategic Income Investments          appreciation.
Fund.
                                                   PRINCIPAL POLICIES-Under normal market
                                                   conditions, the fund will invest at least 65% of
                                                   its total assets in U.S. and non-U.S. debt
                                                   securities.


                   COMPARISON OF THE MANAGEMENT OF THE FUNDS

IS THE MANAGEMENT OF THE CORRESPONDING FUNDS THE SAME?


     Almost. The investment adviser responsible for the day-to-day management of the corresponding funds is the same, except for the TVP Templeton Stock Fund and the VIP Templeton Global Growth Fund.


     The investment adviser to the TVP Templeton Stock Fund is Templeton Investment Counsel, Inc. and the investment adviser to the VIP Templeton Global Growth Fund is Templeton Global Advisors Limited. When these two funds are combined, the investment adviser will be Templeton Global Advisors Limited.


     In connection with the combination of the TVP Templeton International Fund and VIP Templeton International Equity Fund, we are proposing that Templeton Investment Counsel, Inc., which is currently the VIP Fund's sub-adviser, act as the investment adviser to the combined fund.

     Templeton Investment Counsel, Inc. and Templeton Global Advisors Limited are "sister" Templeton companies in the Franklin Templeton organization. Each has access to substantially similar resources, including a global network of research and support offices and services, as well as computer and communication systems. In general, Franklin Templeton managers employ a similar "bottom-up," focusing primarily on individual securities, long-term value approach to stock selection.


     In addition, the portfolio managers are the same for all pairs of the corresponding funds, except in three pairs: (1) the TVP Templeton Asset Allocation Fund and the VIP Templeton Global Asset Allocation Fund; (2) the TVP Templeton International Fund and the VIP Templeton International Equity Fund; and (3) the TVP Templeton Stock Fund and the VIP Templeton Global Growth Fund.

Information about the portfolio managers for these three pairs of corresponding funds and the combined funds is contained in Exhibit V.


WHO ARE THE FUNDS' INVESTMENT ADVISERS?

     The following table names the investment adviser and sub-adviser to each TVP Fund and its corresponding VIP Fund. In addition, the following table names the investment adviser after the reorganization.


                                                                          COMBINED           COMBINED
                                   CURRENT             CURRENT              FUND               FUND
                             INVESTMENT ADVISER      SUB-ADVISER     INVESTMENT ADVISER     SUB-ADVISER
                            --------------------   --------------   --------------------   ------------
TVP Franklin Large Cap      Franklin               None             N/A                    N/A
Growth Investments Fund     Advisers, Inc.

VIP Franklin Large Cap      Franklin               None             Franklin               None
Growth Securities Fund      Advisers, Inc.                          Advisers, Inc.


                                                                          COMBINED           COMBINED
                                   CURRENT             CURRENT              FUND               FUND
                             INVESTMENT ADVISER      SUB-ADVISER     INVESTMENT ADVISER     SUB-ADVISER
                            --------------------   --------------   --------------------   ------------
TVP Franklin Small Cap      Franklin               None             N/A                    N/A
Fund                        Advisers, Inc

VIP Franklin Small Cap      Franklin               None             Franklin               None
Fund                        Advisers, Inc.                          Advisers, Inc.


                                                                          COMBINED           COMBINED
                                   CURRENT             CURRENT              FUND               FUND
                             INVESTMENT ADVISER      SUB-ADVISER     INVESTMENT ADVISER     SUB-ADVISER
                            --------------------   --------------   --------------------   ------------
TVP Mutual Shares           Franklin               None             N/A                    N/A
Investments Fund            Mutual
                            Advisers, LLC

VIP Mutual Shares           Franklin               None             Franklin               None
Securities Fund             Mutual                                  Mutual
                            Advisers, LLC                           Advisers, LLC


                                                                          COMBINED           COMBINED
                                   CURRENT             CURRENT              FUND               FUND
                             INVESTMENT ADVISER      SUB-ADVISER     INVESTMENT ADVISER     SUB-ADVISER
                            --------------------   --------------   --------------------   ------------
TVP Templeton Asset         Templeton              None             Templeton              None
Allocation Fund             Investment                              Investment

                            Counsel, Inc.                           Counsel, Inc.
VIP Templeton Global        Templeton              Templeton        N/A                    N/A
Asset Allocation Fund       Global                 Investment
                            Advisors               Counsel, Inc.
                            Limited

                                                                             COMBINED            COMBINED
                                     CURRENT             CURRENT               FUND                FUND
                               INVESTMENT ADVISER      SUB-ADVISER      INVESTMENT ADVISER      SUB-ADVISER
                              --------------------   ---------------   --------------------   --------------
TVP Templeton Bond            Templeton              None              N/A                    N/A
Fund                          Investment
                              Counsel, Inc.

VIP Templeton Global          Franklin               Templeton         Franklin               Templeton
Income Securities Fund        Advisers, Inc.         Investment        Advisers, Inc.         Investment
                                                     Counsel, Inc.                            Counsel, Inc.


                                                                             COMBINED            COMBINED
                                     CURRENT             CURRENT               FUND                FUND
                               INVESTMENT ADVISER      SUB-ADVISER      INVESTMENT ADVISER      SUB-ADVISER
                              --------------------   ---------------   --------------------   --------------
TVP Templeton                 Templeton              None              Templeton              None
Developing Markets Fund       Asset                                    Asset
                              Management                               Management
                              Ltd.                                     Ltd.

VIP Templeton                 Templeton              None              N/A                    N/A
Developing Markets            Asset
Equity Fund                   Management
                              Ltd.


                                                                             COMBINED            COMBINED
                                     CURRENT             CURRENT               FUND                FUND
                               INVESTMENT ADVISER      SUB-ADVISER      INVESTMENT ADVISER      SUB-ADVISER
                              --------------------   ---------------   --------------------   --------------
TVP Templeton                 Templeton              None              Templeton              None
International Fund            Investment                               Investment
                              Counsel, Inc.                            Counsel, Inc.

VIP Templeton                 Franklin               Templeton         N/A                    N/A
International Equity Fund     Advisers, Inc.         Investment
                                                     Counsel, Inc.


                                                                             COMBINED            COMBINED
                                     CURRENT             CURRENT               FUND                FUND
                               INVESTMENT ADVISER      SUB-ADVISER      INVESTMENT ADVISER      SUB-ADVISER
                              --------------------   ---------------   --------------------   --------------
TVP Templeton Stock           Templeton              None              N/A                    N/A
Fund                          Investment
                              Counsel, Inc.

VIP Templeton Global          Templeton              None              Templeton              None
Growth Fund                   Global                                   Global
                              Advisors                                 Advisors
                              Limited                                  Limited

                                                                           COMBINED            COMBINED
                                   CURRENT             CURRENT               FUND                FUND
                             INVESTMENT ADVISER      SUB-ADVISER      INVESTMENT ADVISER      SUB-ADVISER
                            --------------------   ---------------   --------------------   --------------
TVP Franklin S&P 500        Franklin               State Street      Franklin               State Street
Index Fund                  Advisers, Inc.         Global            Advisers, Inc.         Global
                                                   Advisors                                 Advisors

VIP Franklin S&P 500        Franklin               State Street      N/A                    N/A
Index Fund (New)            Advisers, Inc.         Global
                                                   Advisors


                                                                           COMBINED            COMBINED
                                   CURRENT             CURRENT               FUND                FUND
                             INVESTMENT ADVISER      SUB-ADVISER      INVESTMENT ADVISER      SUB-ADVISER
                            --------------------   ---------------   --------------------   --------------
TVP Franklin Strategic      Franklin               Templeton         Franklin               Templeton
Income Investments Fund     Advisers, Inc.         Investment        Advisers, Inc.         Investment
                                                   Counsel, Inc.                            Counsel, Inc.

VIP Franklin Strategic      Franklin               Templeton         N/A                    N/A
Income Securities Fund      Advisers, Inc.         Investment
(New)                                              Counsel, Inc.

                 COMPARISON OF FEES AND EXPENSES OF THE FUNDS


     The fees and expenses of the TVP Funds and the VIP Funds include the investment advisory and fund administration fees, other fees and expenses, and distribution fees for the class 2 shares. We have detailed the fees and expenses of the TVP Funds and VIP Funds on pages 7 and 8. Set forth below is a narrative of the fees and expenses of the funds.

     INVESTMENT ADVISORY AND FUND ADMINISTRATION FEES. Management fees are paid to the investment advisers of the funds. For all the VIP Funds, except the VIP Templeton Global Asset Allocation Fund, each fund's investment adviser also provides services related to the day-to-day operations of the fund. Each investment adviser contracts with an affiliate to provide fund administration services. The TVP Funds and the VIP Global Asset Allocation Fund contract directly with an affiliate to provide fund administration services. These services include preparing and maintaining books, records and tax and financial reports, and monitoring compliance with regulatory requirements. The fees for fund administration services for the TVP Funds are based on the amount of the TVP Trust's assets, while those for the VIP Fund are based on each VIP Fund's assets. After the combination, this fee will be based upon each VIP Fund's assets. As a result of this change, the combined Asset Allocation fund has only slightly higher total annual operating expenses than those of the TVP Templeton Asset Allocation Fund.

     We are proposing that the policies and the investment advisers of the larger corresponding funds survive after the reorganization. To do this, we propose that the VIP Templeton Developing Markets Equity Fund, VIP Templeton Global Asset Allocation Fund and VIP Templeton International Equity Fund replace their advisory agreements with those in effect for the TVP Templeton Developing Markets Fund, TVP Templeton Asset Allocation Fund and TVP Templeton International Fund. Each of these investment advisory agreements will be identical to those of the corresponding TVP Funds. After the combination of these funds, no investment adviser will provide fund administration services.

     OTHER FEES AND EXPENSES. Other expenses of the funds include custody fees, transfer agency costs, legal and accounting fees and printing costs.


     The reorganization could potentially result in a decrease in some of these expenses due to the operating efficiencies arising from the larger asset base. These operating efficiencies relate primarily to fixed expenses, such as costs of printing and fees for professional services such as legal and accounting fees. With the larger asset base, shareholders should individually bear a lesser portion of the cost of these fixed expenses. Expenses that are based on a fund's asset value, such as fees charged as a percentage of a fund's assets, or the number of transactions, such as custody and transfer agent fees, would likely not decrease as a result of the reorganization. However, even with respect to these types of expenses, the larger asset base may enable the fund to negotiate lower overall fees.


     DISTRIBUTION FEES. Each fund has two classes of shares available to insurance companies. The class 2 shares have a separate distribution or "rule 12b-1" plan. These fees may be used to compensate the principal underwriter, the insurance company shareholders or others for distribution and related services, and as a servicing fee. The terms and provisions of the plans, including terms and provisions relating to required reports, term, and approval, are consistent with rule 12b-1. In no event shall the aggregate asset-based sales charges, which include payments made under each plan plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc. Currently, the 12b-1 fees for all TVP Funds and VIP Funds are 0.25% (prior to July 1, 1999 the 12b-1 fees for the VIP Funds were 0.30%). However, in the case of the VIP Templeton Global Income Securities Fund class 2 shares, the rule 12b-1 fee is 0.25% as compared to the TVP Templeton Bond Fund's charge of 0.15%. As a result of the combination of these two funds, the class 2 shareholders of the TVP Templeton Bond Fund will pay a higher rule 12b-1 fee, but the combined fund is anticipated to have lower total annual fund operating expenses.

      PROPOSAL 2: NEW INVESTMENT ADVISORY AGREEMENTS FOR THE VIP TEMPLETON
         GLOBAL ASSET ALLOCATION FUND, VIP TEMPLETON DEVELOPING MARKETS
             EQUITY FUND AND VIP TEMPLETON INTERNATIONAL EQUITY FUND


     In connection with the reorganization, we are proposing that the investment objectives, policies and strategies of the larger corresponding funds survive within the VIP Trust. In addition, the combined funds will have the same investment adviser and generally the same portfolio managers of the larger corresponding funds. To do this, we propose that VIP Templeton Developing Markets Equity Fund, VIP Templeton Global Asset Allocation Fund, and the VIP Templeton International Equity Fund which are smaller than their corresponding TVP Funds, replace their investment advisory agreements with those in effect for the TVP Templeton Developing Markets Fund, TVP Templeton Asset Allocation Fund, and the VIP Templeton International Equity Fund. Information about these investment advisers and their officers and directors is set forth in Exhibit V.


WILL THE MANAGEMENT CHANGE FOR THE VIP FUNDS WITH NEW INVESTMENT ADVISORY AGREEMENTS?


     For each of these VIP funds, the day-to-day management will remain the same. For the VIP Templeton Developing Markets Equity Fund, the new agreement will be with that fund's current investment adviser. For the VIP Templeton Global Asset Allocation Fund and the VIP Templeton International Equity Fund, the new agreements will be with their current sub-advisers.

     Copies of the proposed investment advisory agreements for the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and VIP Templeton International Equity Fund are attached as Exhibits II, III, and IV, respectively.


WHAT ARE THE TERMS OF THE EXISTING AND PROPOSED CONTRACTS FOR THE VIP FUNDS?

     EXISTING CONTRACTS. The VIP Templeton Global Asset Allocation Fund has an existing investment advisory agreement, and the VIP Templeton Developing Markets Equity Fund and VIP Templeton International Equity Fund have existing investment management contracts with the investment advisers named in the table below. The table below also sets forth the dates of the contracts, dates the shareholders approved the contracts and the dates the VIP Trustees last approved these contracts.


                                                                                                    DATE LAST
                                                                                  DATE OF SOLE     APPROVED BY
                                                                     DATE OF       SHAREHOLDER       THE VIP
FUND                                       INVESTMENT ADVISER        CONTRACT       APPROVAL        TRUSTEES
----                                   -------------------------   -----------   --------------   ------------
VIP Templeton Global Asset             Templeton Global             04-19-95       04-17-94         04-15-99
Allocation Fund                        Advisors Limited
VIP Templeton Developing Markets       Templeton Asset             03-15-94*       03-15-94         04-15-99
Equity Fund                            Management, Ltd.
VIP Templeton International Equity     Franklin Advisers, Inc.      01-27-92       01-23-92         04-15-99
Fund

----------------
* The Board of Trustees authorized a revised agreement reflecting a corporate consolidation of the investment adviser.


     For the VIP Global Asset Allocation and VIP Templeton International Equity Funds, the investment advisers have entered into sub-advisory agreements with Templeton Investment Counsel, Inc. These sub-advisers are paid from the amounts that the investment advisers receive.


     By its terms, each existing investment adviser and sub-adviser contract will continue in effect from year to year so long as approved annually by the VIP Trustees (at a meeting called for that purpose) or by vote of a majority of each fund's outstanding shares. In either case, renewal of the existing investment advisory and sub-advisory contracts must be approved by a majority of the trustees that satisfy the independence requirement under the federal securities laws. The existing investment advisory and sub-advisory contracts are subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.


     Under the existing investment advisory and sub-advisory contracts, subject to the control and supervision of the VIP Trustees, each investment adviser or the sub-adviser:


     o manages the investment and reinvestment of each fund's assets in accordance with each fund's investment objectives and policies,

     o makes all determinations with respect to buying, holding, and selling the fund's securities, and

     o    exercises any investment security rights, including voting rights.

In performing duties under its existing investment advisory and sub-advisory contract, each investment adviser or sub-adviser is required to comply with the provisions of the VIP Trust's Agreement and Declaration of Trust and By-Laws and each fund's stated investment objectives, policies and restrictions.

     The existing investment advisory and sub-advisory contracts provide that each investment adviser and sub-adviser will abide by each fund's brokerage policies when selecting broker-dealers to execute portfolio transactions for the fund. Although the services provided by broker-dealers may incidentally help the investment adviser or sub-adviser reduce its expenses or otherwise benefit the investment adviser or sub-adviser, its clients, its affiliates and the fund, the value of these services is indeterminable and the investment adviser's or the sub-adviser's fee is not reduced by any offsetting or compensating arrangement.

     Currently, the investment advisers for the VIP Templeton Developing Markets Equity Fund and the VIP Templeton International Equity Fund are also responsible for providing other services for the day-to-day operations of the funds. The investment advisers contract with an affiliate to provide the administration services to the funds. These services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

     The investment adviser for the VIP Templeton Global Asset Allocation Fund is not required to furnish any personnel, overhead items or facilities to the funds. The investment adviser does not provide trading desk facilities or daily pricing of the fund's portfolios, although these services are provided to some other investment companies by their investment advisers.

     Each existing investment advisory and sub-advisory contract also provides that each investment adviser or sub-adviser, its directors, officers, employees or agents will have no liability to any fund or its shareholders for any error in judgment, mistake of law, or for any loss arising out of any investment or other act or omission in the performance of its duties, except for any liability, loss or damage resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     For the fiscal year ended December 31, 1998, the investment advisers received the following amounts:

FUND                                                       AMOUNT RECEIVED
----                                                       ---------------
VIP Templeton Global Asset Allocation Fund ............      $  585,747
VIP Templeton Developing Markets Equity Fund ..........      $2,633,409
VIP Templeton International Equity Fund ...............      $8,900,761

     For the fiscal year ended December 31, 1998, the sub-advisers received from the investment advisers the following amounts:

FUND                                                     AMOUNT RECEIVED
----                                                     ---------------
VIP Templeton Global Asset Allocation Fund ..........       $175,133
VIP Templeton International Equity Fund .............       $561,199


     PROPOSED CONTRACTS. The proposed contracts will generally be the same as the contracts currently in effect for the corresponding TVP Funds. For each of these VIP Funds, the proposed contract will be with the current investment adviser to the corresponding TVP Fund. For the VIP Templeton Global Asset Allocation Fund and the VIP Templeton International Equity Fund the proposed contracts will be executed with Templeton Investment Counsel Inc., which previously served as the sub-adviser to these funds. For the VIP Templeton Developing Markets Equity Fund, the proposed contract will be executed with its existing investment adviser, Templeton Asset Management Ltd.


     The proposed contract for the VIP Templeton Global Asset Allocation Fund will be the same as the investment advisory agreement currently in effect for this fund. Under the proposed contract, the VIP Templeton Global Asset Allocation Fund will pay the same fee to the investment adviser.

     The proposed contract for the VIP Templeton International Equity Fund and the VIP Templeton Developing Markets Equity Fund will be nearly the same as their current contracts with regard to investment advisory services. Unlike the current contracts, the proposed contracts no longer require the investment adviser to provide fund administration services to the funds. Instead, these services will be provided by an affiliate of the funds under a separate contract.

     The impact on total fees for the combined funds as a result of the new investment advisory agreements is set forth below:

                            TOTAL EXPENSES HIGHER OR     TOTAL EXPENSES HIGHER OR
       COMBINATION           LOWER THAN THE TVP FUND     LOWER THAN THE VIP FUND
------------------------   --------------------------   -------------------------
       Asset Allocation          Slightly Higher                  Lower
     Developing Markets               Lower                 Moderately Higher
       International                  Lower                       Lower


The slightly higher total fees for the combined Asset Allocation Fund over those of the TVP Templeton Asset Allocation Fund are due to the change in the basis on which fund administration services fees are calculated. The fund administration services fees for the TVP Fund are based on the TVP Trust's assets while those of the combined fund will be based on the combined fund's assets. For the combined Developing Markets Fund, the increase is due to the additional fund administration services fees that will be paid by the combined fund. For the VIP Templeton Developing Markets Equity Fund, the fund administration services fee was paid by the investment adviser out of its fund management fee. For the combined fund, the fund administration services fee will be paid separately by the combined fund. While the total fund operating expenses of the Asset Allocation and Developing Markets combined funds may potentially be higher than those of the current TVP Templeton Asset Allocation Fund or the VIP Templeton Developing Markets Equity Fund, we believe that the reorganization will provide other benefits from the combinations.

   For all of these VIP Funds, the proposed contracts will result in the fees set forth below:

                  VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND


          CURRENT FEE (ANNUAL RATE)*                     PROPOSED FEE (ANNUAL RATE)*
 (DID NOT INCLUDE ADMINISTRATION SERVICES)**     (WILL NOT INCLUDE ADMINISTRATION SERVICES)**
---------------------------------------------   ---------------------------------------------
0.65% up to and including $200 million          0.65% up to and including $200 million
0.585% over $200 million up to and              0.585% over $200 million up to and
 including $1.3 billion                          including $1.3 billion
0.52% over $1.3 billion                         0.52% over $1.3 billion

----------------
 * Based upon average daily net assets.
** The current and proposed contracts do not require the investment adviser to provide administration services. The fund administration fees will not change as a result of the adoption of a new investment advisory contract.


                 VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND


                                                       PROPOSED FEE
     CURRENT FEE (ANNUAL RATE)*                       (ANNUAL RATE)*                     PROPOSED ADMINISTRATION FEE
 (INCLUDED ADMINISTRATION SERVICES)     (WILL NOT INCLUDE ADMINISTRATION SERVICES)              (ANNUAL RATE)*
------------------------------------   --------------------------------------------   ---------------------------------
1.25%                                  1.25%                                          0.15% up to and including
                                                                                       $200 million
                                                                                      0.135% over $200 million, up to
                                                                                       and including $700 million
                                                                                      0.10% over $700 million, up to
                                                                                       and including $1.2 billion
                                                                                      0.075% over $1.2 billion

----------------
* Based upon average daily net assets.


                    VIP TEMPLETON INTERNATIONAL EQUITY FUND


             CURRENT FEE                               PROPOSED FEE
           (ANNUAL RATE)*                             (ANNUAL RATE)*                     PROPOSED ADMINISTRATION FEE
 (INCLUDED ADMINISTRATION SERVICES)     (WILL NOT INCLUDE ADMINISTRATION SERVICES)              (ANNUAL RATE)*
------------------------------------   --------------------------------------------   ---------------------------------
1.00% up to and including              0.75% up to and including                      0.15% up to and including
 $100 million                           $200 million                                   $200 million
0.90% over $100 million up to          0.675% over $200 million up to                 0.135% over $200 million, up to
 and including $250 million             and including $1.3 billion                     and including $700 million
0.80% over $250 million up to          0.60% over $1.3 billion                        0.10% over $700 million, up to
 and including $500 million                                                            and including $1.2 billion
0.75% over $500 million                                                               0.075% over $1.2 billion

----------------
* Based upon average daily net assets.

     If approved, the proposed contracts will become effective May 1, 2000 and continue in effect until April 30, 2002, and thereafter from year to year as long as approved annually by (1) the VIP Trustees and a majority of the independent trustees at a meeting called for that purpose or (2) a vote of the fund's shareholders.


     COMPARISON OF FEES AND EXPENSES UNDER THE EXISTING AGREEMENTS AND THE PROPOSED AGREEMENTS. The following table shows a comparison of fees and expenses that the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund and VIP Templeton International

Equity Fund incurred during the fiscal year ended December 31, 1998, and the fees and expenses the funds would have incurred if the proposed contracts and the fund combinations would have been in effect during that same period.


                                               VIP TEMPLETON GLOBAL          VIP TEMPLETON DEVELOPING
                                              ASSETS ALLOCATION FUND            MARKETS EQUITY FUND
                                          ------------------------------- -------------------------------
                                               CLASS 1         CLASS 2         CLASS 1         CLASS 2
                                          ---------------- -------------- ---------------- --------------
FEE RATES PAID BY THE FUND TO THE
 INVESTMENT ADVISER
 Current Investment Advisory Fee ........           0.60%          0.60%            1.25%          1.25%
 Proposed Investment Advisory Fee........           0.60%          0.60%            1.25%          1.25%
 Change .................................              0%             0%               0%             0%
 Current Fund Administration Fee ........           0.13%          0.13%               0%             0%
 Proposed Fund Administration Fee........           0.13%          0.13%            0.14%          0.14%
 Administration Fee Change ..............              0%             0%            0.14%          0.14%
 Total Current Fee Rate Paid to the
  Investment Adviser ....................           0.60%          0.60%            1.25%          1.25%
 Total Proposed Fee Rate Paid to
  the Investment Adviser ................           0.60%          0.60%            1.25%          1.25%
 Change .................................              0%             0%               0%             0%

FEES RATES PAID BY THE FUND TO THE
 FUND ADMINISTRATOR
 Current Fund Administration Fee ........           0.13%          0.13%               0%             0%
 Proposed Fund Administration Fee........           0.13%          0.13%            0.14%          0.14%
 Change .................................              0%             0%            0.14%          0.14%

TOTAL FEES PAID BY THE FUND TO THE
 INVESTMENT ADVISER
 Current Investment Advisory Fee ........   $  5,027,461     $5,027,461     $  4,888,592     $4,888,592
 Current Fund Administration Fee ........   $  1,112,173     $1,112,173     $          0     $        0
                                            ------------     ----------     ------------     ----------
 TOTAL CURRENT ..........................   $  6,139,634     $6,139,634     $  4,888,592     $4,888,592
 Proposed Investment Advisory Fee........   $  5,027,461     $5,027,461     $  4,888,592     $4,888,592
 Proposed Fund Administration Fee........   $  1,112,173     $1,112,173     $    557,968     $  557,968
                                            ------------     ----------     ------------     ----------
 TOTAL PROPOSED .........................   $  6,139,634     $6,139,634     $  5,446,560     $5,446,560

DIFFERENCE BETWEEN PROPOSED
 AND CURRENT ............................              0              0     $    557,968     $  557,968
DIFFERENCE BETWEEN PROPOSED AND
 CURRENT AS A PERCENTAGE ................              0%             0%              11%            11%

TOTAL FEES PAID BY THE FUND TO THE
 FUND ADMINISTRATOR
 Current Fund Administration Fee ........   $  1,112,173     $1,112,173     $          0     $        0
 Proposed Fund Administration Fee........   $  1,112,173     $1,112,173     $    557,968     $  557,968
                                            ------------     ----------     ------------     ----------
 Change .................................   $          0     $        0     $    557,968     $  557,968

TOTAL INVESTMENT ADVISORY AND FUND
 ADMINISTRATION FEES
 Current Agreements .....................   $  6,139,634     $6,139,634     $  4,888,592     $4,888,592
 Proposed Agreements ....................   $  6,139,634     $6,139,634     $  5,446,560     $5,446,560

DIFFERENCE BETWEEN AGGREGATE
 AMOUNTS ................................   $          0     $        0     $    557,968     $  557,968

AVERAGE NET ASSETS OF FUND FOR FISCAL
 YEAR ENDED DECEMBER 31, 1998 ...........   $ 90,114,852     $        0     $210,672,688     $        0
                                            ============     ==========     ============     ==========
AVERAGE NET ASSETS OF COMBINED
 FUND FOR FISCAL YEAR ENDED
 DECEMBER 31, 1998 ......................   $837,172,833     $        0     $391,087,358     $        0
                                            ============     ==========     ============     ==========



                                              VIP TEMPLETON INTERNATIONAL
                                                      EQUITY FUND
                                          ------------------------------------
                                                CLASS 1            CLASS 2
                                          ------------------- ----------------
FEE RATES PAID BY THE FUND TO THE
 INVESTMENT ADVISER
 Current Investment Advisory Fee ........             0.78%            0.78%
 Proposed Investment Advisory Fee........             0.65%            0.65%
 Change .................................            (0.13)%          (0.13)%
 Current Fund Administration Fee ........                0%               0%
 Proposed Fund Administration Fee........             0.10%            0.10%
 Administration Fee Change ..............             0.10%            0.10%
 Total Current Fee Rate Paid to the
  Investment Adviser ....................             0.80%            0.80%
 Total Proposed Fee Rate Paid to
  the Investment Adviser ................             0.65%            0.65%
 Change .................................            (0.15)%          (0.15)%

FEES RATES PAID BY THE FUND TO THE
 FUND ADMINISTRATOR
 Current Fund Administration Fee ........                0%               0%
 Proposed Fund Administration Fee........             0.10%            0.10%
 Change .................................             0.10%            0.10%

TOTAL FEES PAID BY THE FUND TO THE
 INVESTMENT ADVISER
 Current Investment Advisory Fee ........    $  16,643,438       $16,643,438
 Current Fund Administration Fee ........    $           0       $        0
                                             -------------       -----------
 TOTAL CURRENT ..........................    $  16,643,438       $16,643,438
 Proposed Investment Advisory Fee........    $  13,959,750       $13,959,750
 Proposed Fund Administration Fee........    $   2,179,344       $2,179,344
                                             -------------       -----------
 TOTAL PROPOSED .........................    $  16,139,094       $16,139,094
DIFFERENCE BETWEEN PROPOSED
 AND CURRENT ............................    $    (504,344)      $ (504,344)
DIFFERENCE BETWEEN PROPOSED AND
 CURRENT AS A PERCENTAGE ................               (3)%             (3)%

TOTAL FEES PAID BY THE FUND TO THE
 FUND ADMINISTRATOR
 Current Fund Administration Fee ........    $           0       $        0
 Proposed Fund Administration Fee........    $   2,179,344       $2,179,344
                                             -------------       -----------
 Change .................................    $   2,179,344       $2,179,344

TOTAL INVESTMENT ADVISORY AND FUND
 ADMINISTRATION FEES
 Current Agreements .....................    $  16,643,438       $16,643,438
 Proposed Agreements ....................    $  16,139,094       $16,139,094

DIFFERENCE BETWEEN AGGREGATE
 AMOUNTS ................................    $    (504,344)      $ (504,344)

AVERAGE NET ASSETS OF FUND FOR FISCAL
 YEAR ENDED DECEMBER 31, 1998 ...........    $1,106,768,060      $        0
                                             ==============      ===========
AVERAGE NET ASSETS OF COMBINED
 FUND FOR FISCAL YEAR ENDED
 DECEMBER 31, 1998 ......................    $2,139,125,017      $        0
                                             ==============      ===========

WHAT FEES DO THE INVESTMENT ADVISERS RECEIVE FROM FUNDS SIMILAR TO THE VIP
FUNDS?

     Templeton Investment Counsel, Inc. does not serve as investment manager or sub-adviser to other U.S. registered investment companies that have an investment objective similar to that of the VIP Templeton Global Asset Allocation Fund after the reorganization.


     Templeton Asset Management Ltd.--Hong Kong Branch, also serves as investment manager or sub-adviser to one other U.S. registered investment company that has an investment objective similar to that of the VIP Templeton Developing Markets Equity Fund after the reorganization. In this capacity, it receives and expects to receive from this investment company the following investment management fees:

                                                     APPROXIMATE          INVESTMENT
                                                   NET ASSETS AS OF     MANAGEMENT FEE
INVESTMENT COMPANY                                NOVEMBER 30, 1999     (ANNUAL RATE)*
----------------------------------------------   -------------------   ---------------
  Templeton Developing Markets Trust .........   $3,116,015,105             1.25%

                         REASONS FOR PROPOSALS 1 AND 2


WHY ARE WE PROPOSING THE REORGANIZATION?


     In 1992, the Franklin and Templeton organizations joined forces. Prior to this time, Franklin and Templeton each had separate trusts offering mutual funds dedicated to insurance companies, the TVP Trust and the VIP Trust. The VIP Funds have been offered in connection with insurance products issued by one insurance company, while the TVP Funds are offered in connection with products issued by other insurance companies. The TVP Trust and the VIP Trust include many substantially similar mutual funds generally having the same investment objectives and very similar investment policies and strategies. In most cases, the portfolio managers are also the same. The duplicate funds and related expenses have no clear benefits to shareholders. To eliminate this duplication, we are proposing the reorganization. This could enable Franklin Templeton to realize operating efficiencies by maintaining a single trust of mutual funds to be offered in connection with insurance products and employee benefit plans. These operating efficiencies would also benefit shareholders and are expected to pass through to you.

WHAT FACTORS DID THE TVP TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE REORGANIZATION?

     In determining whether or not it was appropriate to approve the reorganization and to recommend approval to shareholders, the TVP Trustees considered various matters and extensive information provided by Franklin Templeton management and the Trust's legal counsel. The nature of the matters considered and the standards used by the TVP Trustees in reaching their decision were reviewed by the TVP Trust's special legal counsel, Jorden Burt Boros Cicchetti Berenson & Johnson LLP and Bleakley Platt & Schmidt, legal counsel to the independent TVP Trustees. After review and discussions of the information provided, the independent TVP Trustees determined separately to discuss the information and consider the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

     During its meetings in October, and December of 1999, the TVP Trustees received detailed information about the reorganization, including:


     o detailed information about the funds which included comparisons of the corresponding funds that highlighted the number of similarities between them, and identified any notable differences;

     o    the reasons for the reorganization;

     o    the structure of the reorganization; and

     o the potential impact of the reorganization on the TVP Trust, VIP Trust, their shareholders, including the shareholders' interest in the impact, if any, on the owners of the variable annuity and variable life contracts.


     REASONS FOR THE REORGANIZATION. The TVP Trustees reviewed the background underlying the existence of the two trusts that offered mutual funds to insurance companies. Using the detailed comparisons of the funds, the TVP Trustees looked at the corresponding TVP Funds and VIP Funds and determined that they were nearly identical. Franklin Templeton management informed the TVP Trustees that the reorganization would potentially result in cost savings and certain other portfolio advantages arising from having larger pools of assets to invest. In addition, the TVP Trustees learned that these operational efficiencies may lead to better performance of the combined corresponding funds than the performance that could be expected for the TVP Fund or the VIP Fund on a stand alone basis.


     STRUCTURE OF THE REORGANIZATION. The TVP Trustees reviewed detailed information about the manner in which the reorganization would be accomplished. The TVP Trustees considered whether the TVP Trust or the VIP Trust should continue after the reorganization. In addition, the TVP Trustees addressed which funds' characteristics should continue after the reorganization.

     The TVP Trustees looked at various factors to determine which entity should continue after the reorganization. In reviewing comparisons of the TVP Funds and the VIP Funds, the TVP Trustees found that in five of eight instances the VIP Funds were larger. Counsel informed the TVP Trustees that larger funds are generally considered the survivor in a fund reorganization under legal and accounting principles and precedent. Moreover, the TVP Trustees received information showing that the VIP Trust has a greater number of funds than the TVP Trust.


     The TVP Trustees examined the detailed comparisons of the TVP Funds and VIP Funds to determine which funds' characteristics should continue after the reorganization. These comparisons included information about the funds' size, age, investment objectives and policies, investment adviser and sub-adviser, portfolio managers, and expense ratios, along with other information. These comparisons showed that the corresponding funds' (1) investment objectives and policies, (2) investment advisers responsible for the day-to-day management, and (3) portfolio managers were the same in most cases. All the VIP Funds are larger than the corresponding TVP Funds, except that the TVP Templeton Asset Allocation Fund, TVP Templeton Developing Markets Fund and the TVP Templeton International Fund are larger than the corresponding VIP Funds. The fund comparisons also showed that generally the larger funds have lower expense ratios, except for the TVP Templeton Developing Markets Fund. In addition, the performance comparison showed that the larger corresponding funds generally had the better performance.


     Counsel informed the TVP Trustees that if the characteristics of any TVP Fund were selected to survive, this would require the corresponding VIP Fund to adopt the major characteristics of the TVP Fund. This includes adopting the investment advisory agreement of the TVP Fund. The TVP Trustees considered the similarities of the TVP Templeton Asset Allocation Fund, Templeton Developing Markets Fund and the Templeton International Fund and the corresponding VIP Funds.

     POTENTIAL IMPACT. In reviewing the potential impact of the reorganization, the TVP Trustees considered the interests of the TVP Trust's shareholders and the shareholders' considerations of the owners of the variable annuity and variable life contracts.

   o COMPARABILITY OF THE FUNDS. The fund comparisons highlighted the similarities between the corresponding funds' investment objectives and policies. The TVP Trustees noted some minor differences. These occur with
     (1) the TVP Templeton Asset Allocation Fund and the VIP Templeton Global Asset Allocation Fund, and (2) the TVP Templeton Bond Fund and VIP Templeton Global Income Securities Fund.

      The TVP Templeton Asset Allocation Fund and the VIP Templeton Global Asset Allocation Fund have two differences. First, the VIP Fund may invest up to 25% of its assets in higher yielding, medium and lower-rated debt securities, while the TVP Fund may only invest 15% of its assets in these securities. Second, the VIP Fund is restricted from investing in defaulted debt securities.

      The TVP Templeton Bond Fund and the VIP Templeton Global Income Securities Fund have two differences. First, the VIP Fund may invest up to 30% of its assets in higher yielding, medium and lower-rated debt securities, while the TVP Fund's ability to invest in these securities is not limited. Second, the VIP Fund is restricted from investing in defaulted debt securities.

      Because the characteristics of the TVP Templeton Asset Allocation Fund would survive the reorganization, there would be no impact on its shareholders. For the TVP Templeton Bond Fund, the TVP Trustees found that these differences are very minor and/or are of no practical significance. The TVP Trustees determined that the shareholders of the TVP Templeton Bond Fund would benefit overall by the combination with the VIP Templeton Global Income Securities Fund.


   o COMPARABILITY OF THE FUNDS' MANAGEMENT. The TVP Trustees notedthat all the corresponding funds' day-to-day management is the same except for the TVP Templeton Stock Fund and the VIP Templeton Global Growth Fund.

      The investment adviser to the TVP Templeton Stock Fund is Templeton Investment Counsel, Inc. and the investment adviser to the VIP Templeton Global Growth Fund is Templeton Global Advisors Limited. The TVP Trustees reviewed information about Templeton Global Advisors Limited, including the fact that Templeton Investment Counsel, Inc. and Templeton Global Advisors Limited are part of the Franklin Templeton group of investment advisory firms with access to substantially similar resources. The TVP Trustees noted that since its inception in 1994 the VIP Templeton Global Growth Fund has outperformed or had essentially the same performance as the TVP Stock Fund, while assessing lower overall management fees.

      For the TVP Franklin S&P 500 Index Fund and the TVP Franklin Strategic Income Investments Fund, the TVP Trustees noted that the new corresponding VIP funds would have the same characteristics of these funds, including the same investment advisers and sub-advisers.

   o EXPENSES OF THE FUNDS. The TVP Trustees compared the expenses of the corresponding funds and reviewed the anticipated expense ratios of the combined funds. The TVP Trustees noted that fund comparisons showed that all the larger funds, except for the TVP Templeton Developing Markets Fund, had the same or lower expense ratios. The TVP Trustees found that the expense ratios of the combined funds were lower than the ratios for the TVP Funds, except for a slight increase in the combined fund for the TVP Templeton Asset Allocation Fund. The TVP Trustees considered the differential in the rule 12b-1 fees for class 2 shares of the TVP Templeton Bond Fund and the VIP Templeton Global Income Securities Fund. Total annual fund operating expenses for the combined fund, however, are expected to slightly decrease. The TVP Trustees considered all of the other benefits of the reorganization, and determined that these benefits outweighed the slight increase in the expense ratio for the TVP Templeton Asset Allocation Fund, and the slight increase in the rule 12b-1 fees for class 2 shares of the TVP Templeton Bond Fund.

   o PERFORMANCE OF THE FUNDS. The TVP Trustees compared the historical investment performance records of the corresponding funds. The performance of each of the TVP Funds and VIP Funds as of September 30, 1999, which appears on pages 13-14. The TVP Trustees noted that the larger corresponding funds had the better performance history. Any differences in performance were attributed to differences in asset sizes and cash flows. Due to the substantial similarities in investment objectives and policies, the TVP Trustees were informed that over time the corresponding funds could be expected to perform similarly, though not identically. In addition, the TVP Trustees were informed that due to the anticipated cost savings from the reorganization, it was expected that the combined funds would have better performance than the performance that could be expected for the TVP Fund or the VIP Fund on a stand alone basis.


   o TAX CONSEQUENCES. The TVP Trustees were informed that the reorganization plan was anticipated to be tax-free.

   o IMPACT ON CONTRACT VALUES. The TVP Trustees were told that the reorganization would not impact the contract owners' values because the exchange of shares would be made at the corresponding funds' net asset values. Moreover, the separate accounts through which the contracts are funded would not change except for the fund in which the separate accounts invest. After the reorganization, the contract owners' values would vary based upon the investment experience of the combined funds in the VIP Trust. The TVP Trustees were informed that the insurance company shareholders of the TVP Funds would take all action necessary to ensure that the interests of the contract owners will be duly and validly recorded on the books and records of the insurance company shareholders.


WHAT FACTORS DID THE VIP TRUSTEES CONSIDER?


     In determining whether or not it was appropriate to approve the reorganization which includes adopting the proposed investment advisory agreements and to recommend approval to shareholders, the VIP Trustees considered various matters and extensive information provided by Franklin Templeton management and the VIP Trust's legal counsel. The nature of the matters to be considered and the standards to be used by the VIP Trustees in reaching their decision were reviewed by the VIP Trust's special legal counsel, Jorden Burt Boros Cicchetti Berenson & Johnson LLP, and Bleakley Platt & Schmidt, legal counsel to the independent VIP Trustees. After review and discussions of the information provided, the independent VIP Trustees determined separately to discuss the information and consider the factors to be weighed and standards to be applied in evaluating the proposed agreements.

     At meetings held in October and December 1999, the VIP Trustees considered substantially the same information as was considered by the TVP Trustees. VIP Trustees considered the similarities between the TVP Templeton Asset Allocation Fund, Templeton Developing Markets Fund and the Templeton International Fund and the corresponding VIP Funds to determine if these VIP Funds should adopt new investment advisory agreements. The VIP Trustees noted that the investment objectives were the same and the investment advisers of each of these VIP Funds, who would be responsible for the day-to-day management, would also be the same.


     The VIP Trustees noted that the proposed contract for the VIP Templeton Global Asset Allocation Fund will be the same as the investment advisory agreements currently in effect for this fund. Under the proposed contract, the VIP Templeton Global Asset Allocation Fund will pay the same fee to the investment adviser The VIP Trustees were informed that after the combination, the total annual operating expenses are anticipated to be lower than those of the VIP Fund.

     The VIP Trustees found that the proposed contract for the VIP Templeton International Equity Fund and the VIP Templeton Developing Markets Equity Fund will be nearly the same as their current contracts, except that the investment adviser would no longer be providing fund administration services to the funds. The VIP Trustees also reviewed the expense ratios of the combined funds. As a result of the new agreements, the fees for the proposed investment advisory contract and the administration service contract for the VIP Templeton International Fund will be lower than the amounts under the current contract.

     For the VIP Templeton Developing Markets Equity Fund, however, the change was expected to result in moderately higher total annual fund operating expenses. The increase is due to the separate fee for the fund administration services contract that the combined fund will pay, while paying the same fee to the investment adviser. Currently, the fee paid to the investment adviser includes an amount for fund administration services. Because the combined fund will pay this new separate fee, the VIP Trustees recognized that the investment advisory fee would effectively increase. The VIP Trustees reviewed information comparing the total operating fund expenses of the combined Developing Markets Fund with those of similar funds. This information showed that the current total fund operating expenses of the VIP Fund were generally lower than similar funds and that these expenses for the combined fund would continue to be lower than similar funds. In addition, the VIP Trustees compared the performance of the VIP Templeton Developing Markets Equity Fund with that of similar funds. Also, the VIP Trustees considered the expertise of and the services provided by the investment adviser. The VIP Trustees recognized that the investment adviser had established an extensive global network of research resources which includes a global research team traveling extensively throughout the world, visiting issuers and developing research ideas. The effective increase would also assist the investment adviser in retaining and attracting capable personnel. The VIP Trustees considered all of the other benefits of the reorganization, and determined that these benefits outweighed the modest increases in expense ratios.


     At this meeting the VIP Trustees also considered proposals that are appropriate to the reorganization to change and eliminate certain fundamental investment restrictions for the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Fund and VIP Templeton International Equity Fund. These proposals and the VIP Trustees consideration of these proposals are described in proposals 3 and 4 of this document.

CONCLUSION


   o The TVP Trustees recommend that shareholders vote "FOR" approval of the combination as to each TVP Fund, with the corresponding VIP Fund as described in this document.

   o The VIP Trustees recommend that shareholders of the VIP Trust Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund and Templeton International Equity Fund vote "FOR" approval of the new investment advisory agreements.


                     INFORMATION ABOUT THE REORGANIZATION

HOW WILL THE REORGANIZATION WORK?


     The reorganization will be completed through two principal steps -- creating two new funds for the VIP Trust and eliminating duplicate funds. As part of the reorganization, certain VIP Funds will adopt new investment advisory agreements and will amend or eliminate some of their fundamental investment restrictions.


     To eliminate the duplicate funds, we propose that:

     o    The TVP Trust transfer all of its assets and liabilities to the VIP
          Trust;

     o The VIP Trust issue shares of the VIP Funds which correspond to the TVP Funds in exchange for the TVP Trust's assets and liabilities;

     o The TVP Trust distribute shares of the corresponding VIP Funds to shareholders of the TVP Trust; and


     o    The TVP Trust be dissolved.

HOW WILL THE SHARES BE EXCHANGED AND DISTRIBUTED?


     In exchange for the transferred assets and liabilities of the TVP Funds, the VIP Trust will issue shares of the corresponding VIP Funds. The VIP Trust will issue the number of full or fractional shares equal to the dollar value of the shares of the corresponding TVP Fund that are outstanding immediately before the reorganization. The shareholders of class 1 shares of the TVP Trust will receive class 1 shares of the corresponding VIP Fund. The shareholders of class 2 shares of the TVP Trust will receive class 2 shares of the corresponding VIP Fund. The shareholder of class 3 shares of the TVP Trust will receive class 3 shares of the corresponding VIP Fund. TVP Trust shareholders will also receive any unpaid dividends or distributions that would be declared before the reorganization of the TVP Trust. The VIP Trust will establish an account for each shareholder of the TVP Trust reflecting the number of VIP Fund shares distributed to that shareholder. The VIP Trust will not issue share certificates.


WHAT WILL HAPPEN WITH THE TVP FRANKLIN S&P 500 INDEX FUND AND THE TVP FRANKLIN STRATEGIC INCOME INVESTMENTS FUND?

     Two new VIP Funds will be created with the same features of the TVP Franklin S&P 500 Index and TVP Franklin Strategic Income Investments Funds. The VIP Trust has taken all actions required by state law and its controlling trust documents to establish the new VIP Funds. The new VIP Funds thus will be eligible to receive the assets of the corresponding TVP Funds. The VIP Trust will file a registration statement to add these two new funds. Because the VIP Funds will adopt the features of the current corresponding TVP Funds, the registration for the new VIP Funds is not anticipated to be materially different from those of the TVP Funds. The SEC must declare this registration statement effective prior to or concurrent with the reorganization.

CAN THE REORGANIZATION BE DELAYED OR TERMINATED?

     Yes. In order for us to complete the reorganization, all the conditions contained in a reorganization agreement between the TVP Trust and VIP Trust must be satisfied.


     One condition is your approval of the reorganization. We are required to obtain approval of the reorganization from each of the TVP Fund's shareholders, and for the TVP Templeton Bond Fund, by each class of its shareholders. If we do not receive enough votes for the reorganization of any TVP Fund, the reorganization will not be completed for that TVP Fund. In such case, we will consider what further action is appropriate for that TVP Fund. We are also required to obtain separate approval from the shareholders of each VIP Fund for which we propose to adopt a new investment advisory agreement. If we do not receive enough votes for the approval of the new investment advisory agreement from the shareholders of any of the applicable VIP Funds, we will complete the reorganization. The old investment advisory agreement will continue in effect for the combined corresponding funds. Finally, we are seeking approval to change the fundamental investment restrictions for certain VIP Funds. If we do not receive enough votes for proposals 3 and 4, we will complete the reorganization, but the current fundamental investment restrictions will continue to apply.


     The TVP Trust and VIP Trust may agree to terminate the reorganization at any time, before or after approval by shareholders. In addition, if any condition in the agreement that benefits the VIP Trust has not been satisfied, the VIP Trust may terminate the reorganization, unless the VIP Trust agrees to waive the condition. Likewise, if any condition in the agreement that benefits the TVP Trust has not been satisfied, then the TVP Trust may terminate the reorganization, unless the TVP Trust agrees to waive the condition.

WHAT ARE THE TAX CONSEQUENCES?

     In the opinion of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, special counsel to the TVP Trust and the VIP Trust, based upon certain assumptions and representations, it is not expected that shareholders of the TVP Funds will recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the TVP Funds for shares of the corresponding VIP Funds or that VIP Trust will recognize any gain or loss upon receipt of the assets of the TVP Funds.


     The TVP Trust and VIP Trust have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (IRS) with respect to the federal income tax consequences of the reorganization. The opinion of Jorden Burt Boros Cicchetti Berenson & Johnson LLP with respect to the tax consequences of the reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders and contract owners should consult their own tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.


WHO WILL PAY THE EXPENSES?

     The TVP Trust and VIP Trust have agreed that the cost to accomplish the reorganization will be split among the TVP Trust and VIP Trust and the investment advisers to the funds. These costs include costs of obtaining the necessary approvals for the reorganization, as well as legal fees and accounting fees for preparing this document, fees for mailing this document and expenses for holding the special meetings.

HOW WOULD THE REORGANIZATION CHANGE THE FUNDS' STATEMENT OF CAPITAL?

     The following tables show the capitalization of the TVP Funds and the corresponding VIP Funds as of June 30, 1999 and on a pro forma basis as of that date giving effect to the proposed reorganization.


                                                          VIP FRANKLIN LARGE
                              TVP FRANKLIN LARGE CAP     CAP GROWTH SECURITIES
                             GROWTH INVESTMENTS FUND             FUND               PRO FORMA
                            -------------------------   ----------------------   ---------------
NET ASSETS
 Class 1 ................            $488,589                $355,536,656         $356,025,245
 Class 2 ................              N/A                        307,406              307,406
NET ASSET VALUE PER SHARE
 Class 1 ................            $  13.13                $      18.06         $      18.06
 Class 2 ................              N/A                   $      18.02         $      18.02
SHARES OUTSTANDING
 Class 1 ................              37,220                  19,689,451           19,716,505
 Class 2 ................              N/A                         17,055               17,055


                             TVP FRANKLIN SMALL CAP     VIP FRANKLIN SMALL CAP
                                INVESTMENTS FUND                 FUND               PRO FORMA
                            ------------------------   -----------------------   ---------------
NET ASSETS
 Class 1 ................          $   482,735               $299,177,022         $299,659,757
 Class 2 ................          $19,867,737               $     78,214         $ 19,945,951
NET ASSET VALUE PER SHARE
 Class 1 ................          $     10.74               $      15.98         $      15.98
 Class 2 ................          $     10.73               $      15.95         $      15.95
SHARES OUTSTANDING
 Class 1 ................               44,934                 18,724,755           18,754,964
 Class 2 ................            1,852,384                      4,903            1,250,529

                             TVP MUTUAL SHARES INVESTMENTS    VIP MUTUAL SHARES
                                         FUND                  SECURITIES FUND        PRO FORMA
                            ------------------------------   -------------------   ---------------
NET ASSETS
 Class 1 ................             $2,456,111                 $496,887,152       $499,343,263
 Class 2 ................             $1,210,949                 $    442,187       $  1,653,136
NET ASSET VALUE PER SHARE
 Class 1 ................             $    11.16                 $      13.70       $      13.70
 Class 2 ................             $    11.15                 $      13.68       $      13.68
SHARES OUTSTANDING
 Class 1 ................                220,178                   36,256,033         36,435,311
 Class 2 ................                108,637                       32,326            120,846

                             TVP TEMPLETON ASSET      VIP TEMPLETON GLOBAL
                               ALLOCATION FUND       ASSET ALLOCATION FUND       PRO FORMA
                            ---------------------   -----------------------   ---------------
NET ASSETS
 Class 1 ................        $660,891,561             $70,553,184          $731,444,745
 Class 2 ................        $ 15,490,118             $    43,061          $ 15,533,179
NET ASSET VALUE PER SHARE
 Class 1 ................        $      21.11             $     13.32          $      13.32
 Class 2 ................        $      21.05             $     13.29          $      13.29
SHARES OUTSTANDING
 Class 1 ................          31,309,340               5,297,517            54,914,001
 Class 2 ................             735,922                   3,239             1,168,786

                                                                    VIP TEMPLETON GLOBAL
                                       TVP TEMPLETON BOND FUND     INCOME SECURITIES FUND       PRO FORMA
                                      -------------------------   ------------------------   ---------------
NET ASSETS ........................
 Class 1 ..........................          $23,523,321                $113,608,897          $137,132,218
 Class 2 ..........................          $   289,795                $     82,432          $    372,227
NET ASSET VALUE PER SHARE .........
 Class 1 ..........................          $     10.04                $      12.20          $      12.20
 Class 2 ..........................          $     10.03                $      12.18          $      12.18
SHARES OUTSTANDING ................
 Class 1 ..........................            2,343,325                   9,311,962            11,240,103
 Class 2 ..........................               28,891                       6,766                30,559

                                                            VIP TEMPLETON
                             TVP TEMPLETON DEVELOPING     DEVELOPING MARKETS
                                   MARKETS FUND              EQUITY FUND          PRO FORMA
                            --------------------------   -------------------   ---------------
NET ASSETS
 Class 1 ................          $268,035,925              $188,802,531       $456,838,456
 Class 2 ................          $ 35,071,995              $    587,362       $ 35,659,357
NET ASSET VALUE PER SHARE
 Class 1 ................          $       7.23              $       9.39       $       9.39
 Class 2 ................          $       7.21              $       9.38       $       9.38
SHARES OUTSTANDING
 Class 1 ................            37,062,731                20,102,042         48,646,869
 Class 2 ................             4,862,951                    62,613          3,801,632

                                                                          VIP TEMPLETON
                                       TVP TEMPLETON INTERNATIONAL     INTERNATIONAL EQUITY
                                                   FUND                        FUND               PRO FORMA
                                      -----------------------------   ---------------------   -----------------
NET ASSETS ........................
 Class 1 ..........................            $996,310,751                $824,805,932       $1,821,116,683
 Class 2 ..........................            $ 81,169,758                $  4,293,014       $   85,462,772
NET ASSET VALUE PER SHARE .........
 Class 1 ..........................            $      19.85                $      17.30       $        17.30
 Class 2 ..........................            $      19.77                $      17.27       $        17.27
SHARES OUTSTANDING ................
 Class 1 ................ .........              50,203,995                  47,685,867          105,276,084
 Class 2 ..........................               4,105,074                     248,579            4,948,623

                                                          VIP TEMPLETON GLOBAL
                             TVP TEMPLETON STOCK FUND         GROWTH FUND            PRO FORMA
                            --------------------------   ---------------------   -----------------
NET ASSETS
 Class 1 ................          $620,428,154               $732,163,775       $1,352,591,929
 Class 2 ................          $ 27,435,349               $  1,481,045       $   28,916,394
NET ASSET VALUE PER SHARE
 Class 1 ................          $      21.28               $      16.54       $        16.54
 Class 2 ................          $      21.21               $      16.52       $        16.52
SHARES OUTSTANDING
 Class 1 ................            29,158,278                 44,256,213           81,766,984
 Class 2 ................             1,293,337                     89,660            1,750,395


                             TVP FRANKLIN S&P 500 INDEX     VIP FRANKLIN S&P 500
                                        FUND                     INDEX FUND         PRO FORMA
                            ----------------------------   ---------------------   ----------
NET ASSETS
 Class 1 ................                          N/A                      N/A          N/A
 Class 2 ................                          N/A                      N/A          N/A
 Class 3 ................                          N/A                      N/A          N/A
NET ASSET VALUE PER SHARE
 Class 1 ................                          N/A                      N/A          N/A
 Class 2 ................                          N/A                      N/A          N/A
 Class 3 ................                          N/A                      N/A          N/A
SHARES OUTSTANDING
 Class 1 ................                          N/A                      N/A          N/A
 Class 2 ................                          N/A                      N/A          N/A
 Class 3 ................                          N/A                      N/A          N/A


                              TVP FRANKLIN STRATEGIC INCOME     VIP FRANKLIN STRATEGIC
                                     INVESTMENTS FUND           INCOME SECURITIES FUND     PRO FORMA
                             -------------------------------   ------------------------   ----------
 NET ASSETS
  Class 1 ................                             N/A                        N/A           N/A
  Class 2 ................                             N/A                        N/A           N/A
 NET ASSET VALUE PER SHARE
  Class 1 ................                             N/A                        N/A           N/A
  Class 2 ................                             N/A                        N/A           N/A
 SHARES OUTSTANDING
  Class 1 ................                             N/A                        N/A           N/A
  Class 2 ................                             N/A                        N/A           N/A

                 PROPOSALS 3 & 4 -- CHANGES TO THE FUNDAMENTAL
                         INVESTMENT RESTRICTIONS OF THE
                  VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND,
                 TEMPLETON DEVELOPING MARKETS EQUITY FUND AND
                      TEMPLETON INTERNATIONAL EQUITY FUND

                                 INTRODUCTION


WHY ARE WE PROPOSING AMENDMENTS TO OR ELIMINATING CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS?


     Recent changes in federal law no longer require certain investment restrictions of the funds. The changes are consistent with the reorganization by making the fundamental investment restrictions more like the larger corresponding TVP Funds. The changes also are consistent with Franklin Templeton's goal of standardizing restrictions among all of the funds in the Franklin Templeton group of funds. We are proposing to make changes to the fundamental investment restrictions as shown in the chart below:

                                                                            VIP TEMPLETON
                                                        VIP TEMPLETON        DEVELOPING       VIP TEMPLETON
                                                         GLOBAL ASSET      MARKETS EQUITY     INTERNATIONAL
RESTRICTION                                            ALLOCATION FUND          FUND           EQUITY FUND
-----------                                           -----------------   ----------------   --------------
PROPOSAL 3 -- MODIFICATION OF RESTRICTIONS
  (each sub-proposal must be individually approved)
(a) Diversification ...............................           X                   X                 X
(b) Borrowing .....................................           X                   X                 X
(c) Lending .......................................           X                   X                 X
(d) Underwriting ..................................           X                   X                 X
(e) Concentration .................................           X                   X                 X
(f) Senior Securities .............................           X                   X                 X
(g) Real Estate and Commodities* ..................           X                   X                 X

PROPOSAL 4 -- ELIMINATION OF RESTRICTIONS
  (all of the following approved as a group)
Illiquid Securities** .............................           X                   X                 X
Exercising Control or Management ..................           X                   X                 X
Unseasoned Companies ..............................          N/A                  X                 X
Margin Securities .................................           X                   X                 X
Securities with Unlimited Liability ...............           X                   X                 X
Restricted Securities .............................          N/A                  X                 X
Management Ownership of Securities ................           X                   X                 X
Compliance with Section 817(h) ....................           X                   X                 X
Warrants ..........................................          N/A                  X                N/A
Unlisted Foreign Issuers ..........................          N/A                  X                N/A

----------------
* Currently two restrictions that will be combined into one.
**There are two restrictions with respect to illiquid securities that we are proposing to eliminate.

     Each fund is subject to certain investment restrictions that govern the fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote.

     Recently, as a result of federal law changes, certain legal and regulatory requirements applicable to mutual funds changed. Each fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law regarding diversification, and borrowing and lending by these funds. Accordingly, we are recommending the amendment to these fundamental investment restrictions.


     The proposed changes will not affect any fund's investment goal. Although the proposed changes in fundamental investment restrictions will provide each fund greater flexibility to respond to future investment opportunities, we do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the fund. We do not anticipate that the proposed changes will materially affect the manner in which any fund is managed.

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUNDS' FUNDAMENTAL
                            INVESTMENT RESTRICTIONS
       (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A -- 3G)


SUB-PROPOSAL 3a: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING DIVERSIFICATION OF INVESTMENTS.


     The 1940 Act prohibits a "diversified" fund from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, as recently amended, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

     While the 1940 Act excludes the securities of other investment companies and the U.S. government and its agencies and instrumentalities, each fund's current restriction does not include a carve out for the securities of other investment companies. In addition, although the 1940 Act prohibits a fund from owning or holding more than 10% of the "outstanding voting securities" of an issuer, each fund's current restriction prohibits the fund from holding more than 10% of "any or all classes" of the securities of an issuer. Since each fund's restriction excludes a broader class of securities from the 10% limitation, it is more restrictive than the 1940 Act.

WHAT EFFECT WILL THE CHANGE IN THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUNDS?

     Amending each fund's diversification policy would make it consistent with the current definition of a diversified investment company under the 1940 Act, and would provide each fund with greater investment flexibility. The proposed restriction is similar to the current restriction. The most significant change in the proposed restriction is that it excludes other investment companies securities from the 5% and 10% limitations. With this exclusion, each fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. Each fund, together with the other Franklin Templeton funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") which permits the Franklin Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending each fund's current restriction would permit each fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

SUB-PROPOSAL 3b: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING BORROWING.


     Investment companies must impose certain limitations on their borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

     Federal law allows a fund to borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL THE CHANGE IN THE CURRENT BORROWING RESTRICTION HAVE ON A FUND?


     The VIP Templeton International Fund is presently limited to borrowing up to 5% of the value of its total assets for any reason, except from banks for temporary emergency purposes only. In addition, the current restriction does not specifically limit the fund's overall ability to borrow up to the 33 1/3% allowed under current law. The VIP Templeton International Fund's current restriction also states that the fund may not borrow in excess of 5% "for direct investment in securities." The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act, rather it originated from informal regulatory positions. Accordingly, under the proposed restriction, each fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

     The VIP Templeton Global Asset Allocation and VIP Templeton Developing Markets Equity Funds' restriction only permit them to borrow from banks an amount not exceeding one-third of the value of the fund's total assets including the amount borrowed. The proposed restriction would clarify that each fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes. However, in either case, all borrowings must not exceed 331/3% of total assets.

     The proposed restriction also permits each fund to borrow cash from affiliated investment companies. Each fund, together with other Franklin Templeton funds, has requested an order from the SEC that would permit each fund to borrow money from affiliated Franklin Templeton funds (the "Interfund Borrowing and Lending Order.") As discussed in Sub-Proposal 3c, the Interfund Borrowing and Lending Order also would permit each fund to lend money to other Franklin Templeton funds. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit each fund, under certain circumstances, to borrow money from other Franklin Templeton funds at rates which are more favorable than those which each fund would receive if it borrowed from banks or other lenders.


     Since the proposed borrowing restriction would provide each fund with greater borrowing flexibility, each fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.


SUB-PROPOSAL 3c: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING LENDING.


     Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a fund invests in debt securities, such investments might be considered to be loans from each fund to the issuer of the debt securities. In order to ensure that a fund may invest in bonds, debentures or other debt securities or repurchase agreements, which could technically be characterized as the making of loans, each fund's current fundamental restriction excludes these securities from the restrictions. In addition, each fund's fundamental policy explicitly permits each fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT LENDING RESTRICTION HAVE ON THE FUNDS?

     The proposed restriction would provide each fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would provide each fund with additional flexibility to make loans to affiliated investment companies to the extent permitted by the Interfund Borrowing and Lending Order. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit each fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those which the fund would receive if the fund loaned cash to banks through short term lendings such as repurchase agreements. We anticipate that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance each fund's ability to respond to changes in legal, market, industry or regulatory conditions.

SUB-PROPOSAL 3d: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING UNDERWRITING.

     Under the 1940 Act, a fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

WHAT EFFECT WILL CHANGING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE
FUNDS?

     The proposed restriction is substantially similar to each fund's current restriction. As with the current restriction, the proposed restriction specifically permits the funds to resell restricted securities in those instances where there may be a question as to whether a fund is technically acting as an underwriter. The proposed underwriting restriction also clarifies that a fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

     Furthermore, the new restriction would help each fund achieve the goal of amending the language of the investment restrictions to reflect current SEC interpretations. It is not anticipated that adoption of the proposed restriction would involve any additional risk since it would not affect the way each fund is currently managed.


SUB-PROPOSAL 3e: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.


     Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. Each fund presently has two separate investment restrictions that govern each fund's ability to invest in real estate and commodities. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which each fund may invest.

WHAT EFFECT WILL COMBINING AND REVISING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUNDS?

     The proposed restriction would combine the limitations on investing in both real estate and commodities into one restriction.


     REAL ESTATE: Each fund's current restriction states that the fund may not invest in real estate, but it specifically excludes "first mortgage loans or other direct obligations secured by real estate" from the restriction. Since an investment in first mortgage loans or other obligations secured by real estate would not be considered a direct investment in real estate, the proposed restriction would continue to permit such an investment. The proposed restriction would specifically reference each fund's ability to purchase securities of real estate investment trusts ("REITs") to the extent that an investment in REITs would otherwise meet each fund's investment criteria. Investing in REITs has gained popularity since the early 1990s, and the number of REITs available for investment has also increased dramatically.


     Each fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that the proposed restriction would involve any additional risk to the funds as the funds do not currently, and have not in the past, invested in real estate or REITs. Therefore, the proposed restriction will not affect the way the funds are currently managed.


     COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that each fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although each fund has always had the ability to invest in options on securities and options on futures, they have not done so. Each fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment adviser believes such risks are advisable.


SUB-PROPOSAL 3e: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
             REGARDING ISSUING SENIOR SECURITIES.

     Under the 1940 Act, a fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.


     SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books to meet the SEC Staff's collateralization requirements. A fund may also set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.


     A number of each fund's current fundamental and non-fundamental investment restrictions relate to senior securities. For example, each fund currently is prohibited from purchasing securities on margin and making short sales. Each fund was originally required by the states to have fundamental restrictions regarding these transactions. These types of transactions also raise senior security issues under the federal securities laws. In addition, each fund presently has a non-fundamental policy under which it may not "pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans)." These types of transactions are generally considered to raise senior security concerns. Adopting Sub-Proposal 3f would consolidate into one investment restriction: (1) a concise statement of each fund's senior security restriction, as well as (2) each fund's current fundamental and non-fundamental restrictions that address senior security issues. The part of each fund's current restriction relating to the purchase of securities on margin is proposed to be eliminated in Proposal 4. The restriction on short sales would be carved out of the new senior securities restriction, as further described below.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUNDS?

     The proposed restriction would permit each fund to engage in permissible types of leveraging transactions. The proposed restriction would permit a fund to engage in options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions. The proposed restriction also would permit a fund to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. Essentially, the proposed restriction clarifies a fund's ability to engage in those investment transactions (such as repurchase transactions) that, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

     The Board does not anticipate that any additional risk to a fund will occur if the fund combines the current fundamental restriction with the non-fundamental restriction to result in one, standardized, fundamental investment restriction regarding senior securities.

SUB-PROPOSAL 3g: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

     Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUNDS?

     Each fund's existing fundamental restriction recites the fund's concentration policy and states that the fund may not invest more than 25% of its assets in any single industry. The proposed restriction provides each fund with marginally added flexibility because, consistent with SEC interpretations, it exempts from the 25% limitation: (i) securities of other investment companies, and (ii) securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities. It also recites the current federal securities law requirement with respect to concentration that limits investments to "net" as opposed to "total" assets. While the proposed restriction does not address specifically the timing of the application of the concentration policy, as the current restriction does, the parenthetical clarifying that a fund may not "invest" more than 25% of its assets in the securities industry is adequate to reflect that the test applies at the time of investment. The investment flexibility provided by the new concentration restriction will help each fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which each fund currently is managed as each fund does not intend to begin concentrating in shares of other investment companies or the U. S. government or any of its agencies or instrumentalities.

      THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS THAT
                       YOU APPROVE SUB-PROPOSALS 3A--3G


        PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

WHICH FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUNDS ELIMINATE?

     Each fund has several fundamental investment restrictions that were originally drafted pursuant to state laws and regulations. Because of recent changes in law and recent SEC staff positions, these laws and regulations are no longer relevant to the fund. Thus, each fund is no longer legally required to include some of the current restrictions among its fundamental investment restrictions. Eliminating these investment restrictions will further the goal of the reorganization by making the fundamental investment restrictions more like the larger corresponding TVP Funds. In addition, it will standardize these funds fundamental investment restrictions with others in the Franklin Templeton group of funds. We have determined that all of these current fundamental investment restrictions should be eliminated.

     ILLIQUID AND RESTRICTED SECURITIES

     Each fund has fundamental investment restrictions that limit its ability to invest in illiquid securities and to purchase restricted securities. Illiquid securities are securities that may not be readily sold within seven days at the price at which they are being accounted. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is often difficult or requires more than seven days. We recommend that all these fundamental investment restrictions be eliminated. These restrictions likely originated under certain state securities laws and are no longer required by the states. The SEC does not require a fund's illiquid securities restriction to be fundamental. In addition, there is currently no SEC requirement that a fund state a restricted securities policy.

     Under the current restrictions, each fund is prevented from investing more than 10% of its assets in securities that are illiquid. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, each fund may not take advantage of this new SEC position because its existing policies relating to investments in illiquid securities are both fundamental and contain a lower percentage limitation. Since the current policy is fundamental, it may only be changed by a shareholder vote. Eliminating this as a fundamental policy would enable each fund to both take advantage of the current SEC position and to respond to future SEC changes in this area without the delay and expense of a shareholder vote, thereby providing each fund with additional investment flexibility. Although each fund's policy relating to illiquid securities would no longer be fundamental, each fund would continue to be subject to the SEC rules and regulations in this area.

     The VIP Templeton Developing Markets Equity Fund and VIP Templeton International Equity Fund have adopted restrictions on the purchase of restricted securities. Current SEC rules have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the trustees the ability to determine, under specific guidelines, that a security is liquid. The most common form of liquid restricted securities would be Rule 144A securities. Elimination of this restriction would allow these funds greater flexibility to invest in restricted securities.

     Elimination of these restrictions should not have an impact on the day-to-day management of any fund as each fund does not currently intend to increase the percentages in which each fund invests in either illiquid or restricted securities.

     FOREIGN ISSUERS


     The VIP Templeton Developing Markets Equity Fund has an investment restriction that provides that it will not invest more than 15% of its assets in securities of foreign issuers not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments. The nature of the foreign securities markets has changed considerably since this restriction was adopted, including a greater variety of foreign securities that are not traded on a securities exchange. Elimination of this restriction would allow the fund greater flexibility to invest in securities that are now commonplace in the global securities market.


     Elimination of this restriction, however, should not have an impact on the day-to-day management of the fund as it does not currently intend to increase the percentages in which it invests in either unlisted or illiquid foreign securities.

     CONTROL OR MANAGEMENT

     Each fund has adopted a current fundamental investment restriction that limits each fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not make investments in order to become engaged in the business of managing another company or to influence management.

     Eliminating this restriction will not have any impact on the day-to-day management of any fund because each fund has not in the past, and has no present intention, of investing in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule, which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal
3a). The diversification restriction limits each fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

     UNSEASONED COMPANIES

     Each fund, except the VIP Templeton Global Asset Allocation Fund, has adopted a current fundamental investment restriction that limits each fund's ability to invest in companies which have a record of less than three years of continuous operations. Such relatively new companies are considered to be unseasoned companies. This restriction was originally included in response to the various state law requirements to which mutual funds were previously subject. This restriction was intended to ensure a fund's stability through its investment in companies with a proven track record.

     Elimination of this restriction should not have an impact on the day-to-day management of any fund as each fund has not previously, nor does it currently intend, to invest in unseasoned companies.

     SECURITIES ON MARGIN


     Each fund has adopted a current fundamental investment restriction that limits each fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to various state law requirements. Each fund is no longer required by state law to retain specific fundamental policies regarding these types of investment activities. Each fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 3f). Further, a fund's purchase on margin would clearly be viewed as creating a senior security and would be prohibited under the 1940 Act and each fund's proposed restriction as described in Sub-Proposal 3f. Thus, there remains no reason to specifically address purchasing securities on margin in a separate restriction.


     As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day-to-day management of any fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to each fund.

     SECURITIES WITH UNLIMITED LIABILITY

     Each fund has adopted a current fundamental investment restriction that limits each fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the fund. This restriction was originally included to comply with various state laws. Each fund is no longer required to include this as a fundamental policy.

     Elimination of this restriction should not have an impact on the day-to-day management of any fund as each fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.

     MANAGEMENT OWNERSHIP OF SECURITIES


     Each fund has a current restriction that limits each fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by trustees and officers of the fund, or by its investment adviser. This policy originated many years ago with a now obsolete state securities law.

     As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of any fund, as the 1940 Act restrictions still apply to each fund. These restrictions generally prohibit transactions between a fund and any affiliate or affiliates of affiliates, which include the trustees and officers of a fund.


     TAX DIVERSIFICATION FOR VARIABLE ANNUITY FUNDS


     Each fund has adopted a restriction that prohibits the fund from investing in a manner that does not comply with the investment diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the Code). Section 817(h) of the Code applies to investment companies, like each fund, which are held by segregated asset accounts of one or more insurance companies, and which are only available to the public through the purchase of a variable contract or under certain employee benefit plans. Under Section 817(h) of the Code and applicable Treasury Regulations, each fund will be "adequately diversified" for purposes of the Code, if: (i) no more than 55% of the value of the total assets of the fund may be represented by any one investment, (ii) no more than 70% by any two investments, (iii) no more than 80% by any three investments, and (iv) no more than 90% by any four investments. Each fund seeks to maintain compliance with the diversification provisions set forth in the Code and the Treasury Regulations in order to take advantage of certain tax opportunities available to insurance funds.


     As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of each fund since the restrictions of the Code and applicable Treasury Regulations will continue to apply to each fund, and each fund will continue to invest in a manner which complies with the diversification rules set forth in Section 817(h) of the Code and applicable Treasury Regulations.

     WARRANTS


     The VIP Templeton Developing Markets Equity Fund has an investment restriction that prohibits it from investing more than 5% of its assets in warrants, whether or not listed on the New York Stock

Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction. This policy originated many years ago with now obsolete state securities law.


     As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the fund. The fund has not previously invested, nor does it currently intend to invest, in warrants in any significant excess of these prior limitations.


WHY ARE WE RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED?

     We have determined that eliminating the restrictions is consistent with the federal securities laws. Moreover, eliminating these restrictions is consistent with the goals of the reorganization. This will also modify each fund's list of fundamental restrictions to standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, we believe that each fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

     We believe that eliminating the restrictions is in the best interest of each fund's shareholders as it will provide each fund with increased flexibility to pursue its investment goal.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

     We do not anticipate that eliminating the restrictions will result in any additional risk to any fund. Although each fund's current restrictions, as drafted, are no longer legally required, each fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act, any exemptive orders granted under the 1940 Act, and the Code. Further, each fund has no current intention of changing its present investment practices as a result of eliminating these restrictions.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 4


                 VOTING INFORMATION AND PRINCIPAL SHAREHOLDERS

HOW ARE VOTES SOLICITED?

     We intend to solicit proxies by mail. In addition, the employees of (1) the Trusts and their affiliates and of (2) the insurance companies, may solicit voting instructions from you in person or by telephone. The cost of soliciting proxies and voting instructions is borne by the TVP Trust, VIP Trust and the investment advisers to the funds. The Trusts do not reimburse their employees and agents involved in the solicitation of proxies.

WHAT IS A QUORUM?

     A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the meeting. Shares abstaining on any item are counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

HOW ARE VOTES COUNTED?

     The inspector of election will count the total number of votes cast "for" approval of each of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions are counted towards quorum and will be treated as votes not cast. Approval of the proposals requires the affirmative vote of the shareholders. Thus, abstentions have the same effect as a negative vote.

CAN THE MEETINGS BE ADJOURNED?

     If a sufficient number of votes in favor of any of the proposals contained in the notice of special meeting is not received by the time scheduled for the meeting, the persons named in the proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to that proposal. Any proposed adjournment requires the affirmative vote of a majority of shares present at the meeting.


     Your insurance company will vote in favor of an adjournment those shares which it is entitled to vote for that proposal. It will vote against an adjournment those shares required to be voted against that proposal. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


HOW MANY SHARES ARE OUTSTANDING?

     The number of outstanding shares for the TVP Funds on November 30, 1999 are as follows:


NAME OF TVP FUND AND CLASS                          SHARES ENTITLED TO VOTE
------------------------------------------------   ------------------------
TVP Franklin Large Cap Growth Investments Fund
 Class 1 .......................................        130,457.215 shares
 Class 2 .......................................                  0 shares
TVP Franklin Small Cap Investments Fund
 Class 1 .......................................         90,107.937 shares
 Class 2 .......................................      3,822,707.194 shares
TVP Mutual Shares Investments Fund
 Class 1 .......................................        253,334.629 shares
 Class 2 .......................................        234,626.517 shares
TVP Templeton Asset Allocation Fund
 Class 1 .......................................     29,201,782.289 shares
 Class 2 .......................................        877,565.929 shares
TVP Templeton Bond Fund
 Class 1 .......................................      2,085,196.698 shares
 Class 2 .......................................         50,207.875 shares
TVP Templeton Developing Markets Fund
 Class 1 .......................................     38,212,940.945 shares
 Class 2 .......................................      5,967,864.634 shares
TVP Templeton International Fund
 Class 1 .......................................     47,530,301.564 shares
 Class 2 .......................................      3,823,924.683 shares
TVP Templeton Stock Fund
 Class 1 .......................................     26,629,092.361 shares
 Class 2 .......................................      1,954,609.117 shares
TVP Franklin S&P 500 Index Fund
 Class 1 .......................................        554,879.690 shares
 Class 2 .......................................          8,334.000 shares
 Class 3 .......................................        103,315.752 shares
TVP Franklin Strategic Income Investments Fund
 Class 1 .......................................        413,690.850 shares
 Class 2 .......................................                  0 shares

     The number of outstanding shares for the VIP Funds on November 30, 1999 are as follows:


NAME OF VIP FUND AND CLASS                      SHARES ENTITLED TO VOTE
--------------------------------------------   ------------------------
VIP Templeton Global Asset Allocation Fund
 Class 1 ...................................      5,285,559.053 shares
 Class 2 ...................................          5,163.015 shares
VIP Templeton Developing Markets Equity Fund
 Class 1 ...................................     18,240,236.041 shares
 Class 2 ...................................         30,315.707 shares
VIP Templeton International Equity Fund
 Class 1 ...................................     43,998,966.053 shares
 Class 2 ...................................        150,878.592 shares



WHO ARE THE SHAREHOLDERS?


     The name, address and percentage of ownership of the shareholders that owned of record 5% or more of the TVP Funds on November 30, 1999, and the percentage of the corresponding VIP Funds that would be owned by these shareholders after completing the reorganization based upon their holdings on November 30, 1999 are as follows:


                                                                                                                    PRO FORMA
                                                                                                                    PERCENTAGE
                                                                                                 PERCENTAGE OF       OF CLASS
                                                                                    CLASS OF      CLASS OWNED      OF VIP FUND
                                                                                     SHARES        ON RECORD         OWNED ON
TVP TRUST                                                   NAME AND ADDRESS          OWNED           DATE         CONSUMMATION
----------------------------------------------------   -------------------------   ----------   ---------------   -------------
Franklin Large Cap Growth Investments Fund .........   Templeton Funds Annuity      Class 1          19.3              0.1
                                                       Company(1)
                                                       100 Fountain Parkway
                                                       St. Petersburg, FL
                                                       33716-1205
Franklin Large Cap Growth Investments Fund .........   Templeton American           Class 1          32.5              0.2
                                                       General Life of
                                                       Bermuda
                                                       The ACE Building
                                                       30 Woodburne Avenue
                                                       P.O. Box HM 1007
                                                       Hamilton HM DX,
                                                       Bermuda
Franklin Large Cap Growth Investments ..............   COVA Financial Services      Class 1          48.2              0.3
                                                       Life Insurance Company(2)
                                                       One Tower Lane,
                                                       Suite 3000
                                                       Oakbrook Terrace, IL
                                                       60181-4644
Franklin Small Cap Investments Fund ................   Templeton Funds Annuity      Class 1          28.4              0.1
                                                       Company
                                                       100 Fountain Parkway
                                                       St. Petersburg, FL
                                                       33716-1205
Franklin Small Cap Investments Fund ................   COVA Financial Services      Class 1          69.2              0.2
                                                       Life Insurance Company
                                                       One Tower Lane,
                                                       Suite 3000
                                                       Oakbrook Terrace, IL
                                                       60181-4644
Franklin Small Cap Investments Fund ................   Pruco Life Insurance         Class 2          67.5             63.3
                                                       Company(3)
                                                       213 Washington Street
                                                       Newark, NJ 07102-2992

                                                                                                              PRO FORMA
                                                                                                              PERCENTAGE
                                                                                           PERCENTAGE OF       OF CLASS
                                                                              CLASS OF      CLASS OWNED      OF VIP FUND
                                                                               SHARES        ON RECORD         OWNED ON
TVP TRUST                                            NAME AND ADDRESS           OWNED           DATE         CONSUMMATION
---------------------------------------------   --------------------------   ----------   ---------------   -------------
Franklin Small Cap Investments Fund .........   Travelers Life & Annuity      Class 2          22.4             21.0
                                                Company/Travelers Life
                                                Insurance Company(4)
                                                1 Tower Square
                                                Hartford, CT 06183
Franklin Small Cap Investments Fund .........   Pruco Life Insurance          Class 2          6.1               5.7
                                                Company of New Jersey
                                                213 Washington Street
                                                Newark, NJ 07102-2992
Mutual Shares Investments Fund ..............   Templeton Funds Annuity       Class 1          9.9               0.1
                                                Company
                                                100 Fountain Parkway
                                                St. Petersburg, FL 3376-
                                                1205
Mutual Shares Investments Fund ..............   COVA Financial Services       Class 1          89.3              0.5
                                                Life Insurance Company
                                                One Tower Lane,
                                                Suite 3000
                                                Oakbrook Terrace, IL
                                                60181-4644
Mutual Shares Investments Fund ..............   Phoenix Home Life Mutual      Class 2          100              36.0
                                                Insurance Company(5)
                                                One American Row
                                                Hartford, CT 06115
Templeton Asset Allocation Fund .............   The Variable Annuity          Class 1          48.0             43.8
                                                Life Insurance Company(6)
                                                2929 Allen Parkway
                                                Houston, TX 77019
Templeton Asset Allocation Fund .............   Travelers Life & Annuity      Class 1          35.9             32.8
                                                Company/Travelers Life
                                                Insurance Company
                                                1 Tower Square
                                                Hartford, CT 06183
Templeton Asset Allocation Fund .............   Phoenix Home Life Mutual      Class 1          15.8             14.4
                                                Insurance Company
                                                One American Row
                                                Hartford, CT 06115
Templeton Asset Allocation Fund .............   Phoenix Home Life Mutual      Class 2          93.8             93.5
                                                Insurance Company
                                                One American Row
                                                Hartford, CT 06115
Templeton Bond Fund .........................   Travelers Life & Annuity      Class 1          54.5              9.8
                                                Company/Travelers Life
                                                Insurance Company
                                                1 Tower Square
                                                Hartford, CT 06183
Templeton Bond Fund .........................   Phoenix Home Life Mutual      Class 1          44.0              8.0
                                                Insurance Company
                                                One American Row
                                                Hartford, CT 06115
Templeton Bond Fund .........................   Glenbrook Life and            Class 2          100              61.5
                                                Annuity Company(7)
                                                3100 Sanders Road
                                                Northbrook, IL 60062
Templeton Developing Markets Fund ...........   IDS Life Insurance            Class 1          85.5             51.9
                                                Company(8)
                                                IDS Tower 10
                                                Minneapolis, MN 55440

                                                                                                             PRO FORMA
                                                                                                             PERCENTAGE
                                                                                          PERCENTAGE OF       OF CLASS
                                                                             CLASS OF      CLASS OWNED      OF VIP FUND
                                                                              SHARES        ON RECORD         OWNED ON
TVP TRUST                                           NAME AND ADDRESS           OWNED           DATE         CONSUMMATION
-------------------------------------------   ---------------------------   ----------   ---------------   -------------
Templeton Developing Markets Fund .........   IDS Life Insurance             Class 1          5.7               3.5
                                              Company of New York
                                              20 Madison Avenue
                                              Extension
                                              Albany, NY 12203
Templeton Developing Markets Fund .........   Phoenix Home Life              Class 2          26.9             26.7
                                              Mutual Insurance
                                              Company
                                              One American Row
                                              Hartford, CT 06115
Templeton Developing Markets Fund .........   CUNA Mutual Life               Class 2          31.3             31.1
                                              Insurance Company(9)
                                              2000 Heritage Way
                                              Waverly, IA 50677
Templeton Developing Markets Fund .........   Minnesota Mutual Life          Class 2          24.7             24.5
                                              Insurance Company(10)
                                              400 Robert Street North
                                              St. Paul, MN 55101-2098
Templeton Developing Markets Fund .........   Travelers Life & Annuity       Class 2          12.7             12.6
                                              Company/Travelers Life
                                              Insurance Company
                                              1 Tower Square
                                              Hartford, CT 06183
Templeton International Fund ..............   The Variable Annuity           Class 1          78.1             44.4
                                              Life Insurance Company
                                              2929 Allen Parkway
                                              Houston, TX 77019
Templeton International Fund ..............   Phoenix Home Life Mutual       Class 1          7.6               4.3
                                              Insurance Company
                                              One American Row
                                              Hartford, CT 06115
Templeton International Fund ..............   Jefferson Pilot Financial      Class 1          6.5               3.7
                                              Insurance Company(11)
                                              One Granite Place
                                              P.O. Box 515
                                              Concord, NH 03302-0515
Templeton International Fund ..............   Phoenix Home Life Mutual       Class 2          37.7             36.5
                                              Insurance Company
                                              One American Row
                                              Hartford, CT 06115
Templeton International Fund ..............   Travelers Life & Annuity       Class 2          20.2             19.5
                                              Company/Travelers Life
                                              Insurance Company
                                              Tower Square
                                              Hartford, CT 06183
Templeton International Fund ..............   The Union Central Life         Class 2          20.8              4.9
                                              Insurance Company(12)
                                              P.O. Box 40888
                                              1876 Waycross Road
                                              Cincinnati, OH 45240
Templeton Stock Fund ......................   Travelers Life & Annuity       Class 1          65.9             31.0
                                              Company/Travelers Life
                                              Insurance Company
                                              1 Tower Square
                                              Hartford, CT 06183
Templeton Stock Fund ......................   Phoenix Home Life              Class 1          31.2             14.7
                                              Mutual Insurance
                                              Company
                                              One American Row
                                              Hartford, CT 06115

                                                                                                      PRO FORMA
                                                                                                      PERCENTAGE
                                                                                   PERCENTAGE OF       OF CLASS
                                                                      CLASS OF      CLASS OWNED      OF VIP FUND
                                                                       SHARES        ON RECORD         OWNED ON
TVP TRUST                                    NAME AND ADDRESS           OWNED           DATE         CONSUMMATION
-------------------------------------   --------------------------   ----------   ---------------   -------------
Templeton Stock Fund ................   Phoenix Home Life             Class 2          81.3             74.4
                                        Mutual Insurance
                                        Company
                                        One American Row
                                        Hartford, CT 06115
Templeton Stock Fund ................   Glenbrook Life and            Class 2          7.2               6.6
                                        Annuity Company
                                        1300 Sanders Road
                                        Northbrook, IL 60062
Templeton Stock Fund ................   The Union Central Life        Class 2          9.9               9.0
                                        Insurance Company
                                        P.O. Box 40888
                                        1876 Waycross Road
                                        Cincinnati, OH 45240
Franklin S&P 500 Index Fund .........   Allianz Life Insurance        Class 1          96.5             96.5
                                        Company of North
                                        America1(3)
                                        1750 Hennepin Ave.
                                        Minneapolis, MN 55403
Franklin S&P 500 Index Fund .........   Templeton Funds Annuity       Class 2          100               100
                                        Company
                                        100 Fountain Parkway
                                        St. Petersburg, FL 33716-
                                        1205
Franklin S&P 500 Index Fund .........   Templeton Funds Annuity       Class 3          8.1               8.1
                                        Company
                                        100 Fountain Parkway
                                        St. Petersburg, FL 33716-
                                        1205
Franklin S&P 500 Index Fund .........   Bederson & Company LLP        Class 3          6.2               6.2
                                        c/o Jules Schneider
                                        405 Northfield Avenue
                                        West Orange NJ 07052
Franklin S&P 500 Index Fund .........   Bank of China                 Class 3          7.9               7.9
                                        c/o Alan Wong
                                        410 Madison Avenue
                                        New York, NY 10017-1191
Franklin S&P 500 Index Fund .........   William H. Gordon             Class 3          9.5               9.5
                                        Associates
                                        c/o Frank P. Homburger
                                        4591 Daly Drive
                                        Chantilly, VA 30253-3707
Franklin S&P 500 Index Fund .........   Gilmer Sadler Ingram ET       Class 3          7.2               7.2
                                        c/o John J. Gill
                                        65 East Main Street
                                        Pulaski, VA 24301
Franklin S&P 500 Index Fund .........   Hair Club for Men LTD         Class 3          9.3               9.3
                                        c/o Gaynelle Carrillo
                                        1515 South Federal
                                        Highway, Suite 401
                                        Boca Raton, FL 33432
Franklin S&P 500 Index Fund .........   Anniston Medical Clinic       Class 3          6.8               6.8
                                        c/o Mike Limerick
                                        1010 Christine Avenue
                                        Anniston, AL 36207
Franklin S&P 500 Index Fund .........   Community Living, Inc.        Class 3          8.0               8.0
                                        c/o William Martancik
                                        1600 Arboretum Blvd.
                                        Victoria, MN 55386

                                                                                                              PRO FORMA
                                                                                                              PERCENTAGE
                                                                                             PERCENTAGE OF     OF CLASS
                                                                                  CLASS OF    CLASS OWNED    OF VIP FUND
                                                                                   SHARES      ON RECORD       OWNED ON
TVP TRUST                                                  NAME AND ADDRESS         OWNED         DATE       CONSUMMATION
---------------------------------------------------- --------------------------- ---------- --------------- -------------
Franklin S&P 500 Index Fund ........................ Franklin Resources, Inc.     Class 3        8.1             8.1
                                                     Corporate Accounting
                                                     Attention: Michael
                                                     Corcoran
                                                     555 Airport Blvd.
                                                     4th Floor
                                                     Burlingame, CA 94010
Franklin Strategic Income Investments Fund ......... Hartford Life & Annuity(14)  Class 1        16.1           16.1
                                                     200 Hopmeadow Street
                                                     Simsbury, CT 06089
Franklin Strategic Income Investments Fund ......... Hartford Life                Class 1        11.3           11.3
                                                     200 Hopmeadow Street
                                                     Simsbury, CT 06089
Franklin Strategic Income Investments Fund ......... Templeton Funds Annuity      Class 1        72.5           72.5
                                                     Company
                                                     100 Fountain Parkway
                                                     St. Petersburg, FL
                                                     33716-1205

----------------

 1 Templeton Funds Annuity Company is a Florida corporation and is a wholly owned subsidiary of Franklin Resources, Inc.

 2 COVA Financial Services Life Insurance Company is a Missouri corporation and is a wholly owned subsidiary of General American Life Insurance Company.

 3 Pruco Life Insurance Company is an Arizona corporation and is owned by The
   Prudential Insurance Company of America.

 4 Travelers Life & Annuity Company and Travelers Life Insurance Company are
   Connecticut corporations and are owned by The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Citigroup Inc.

 5 Pheonix Home Life Mutual Insurance Company is a New York corporation.

 6 The Variable Annuity Life Insurance Company is a Texas corporation and is an indirect wholly owned subsidiary of American General Corporation.

 7 Glenbrook Life and Annuity Company is an Illinois corporation and is a wholly owned subsidiary of Allstate Insurance Company.

 8 IDS Life Insurance company is a Minnesota corporation and is a wholly owned subsidiary of American Express Financial Corporation.

 9 CUNA Mutual Life Insurance Company is an Iowa corporation.

10 Minnesota Mutual Life Insurance Company is a Minnesota corporation.

11 Jefferson Pilot Financial Insurance Company (formerly know as Chubb Life
   Insurance Company of America), is a New Jersey corporation and is a wholly owned subsidiary of Jefferson Pilot Corporation.

12 The Union Central Life Insurance Company is an Ohio corporation.

13 Allianz Life Insurance Company of North America, a Minnesota corporation, and its New York subsidiary, Preferred Life Insurance Company of New York, is a wholly owned subsidiary of Allianz Versicherungs-AG Holding.

14 Hartford Life Insurance Company is a Connecticut corporation.

     As of November 30, 1999, the trustees and officers of TVP Trust, as a group, owned less than 1% of the outstanding shares of each TVP Fund.

     The name, address and percentage of ownership of the shareholders that owned of record 5% or more of the VIP Funds, on behalf of certain separate accounts, on November 30, 1999, and the percentage that would be owned by these shareholders after completing the reorganization based upon their holdings as of November 30, 1999 are as follows:

                                                                                                                   PRO FORMA
                                                                                                                   PERCENTAGE
                                                                                                PERCENTAGE OF       OF CLASS
                                                                                   CLASS OF      CLASS OWNED      OF VIP FUND
                                                                                    SHARES        ON RECORD         OWNED ON
TVP TRUST                                                  NAME AND ADDRESS          OWNED           DATE         CONSUMMATION
---------------------------------------------------   -------------------------   ----------   ---------------   -------------
Franklin Large Cap Growth Securities Fund .........   Allianz Life Insurance       Class 1          100              99.5
                                                      Company of North
                                                      America (Allianz Life)*,
                                                      1750 Hennepin Avenue,
                                                      Minneapolis, Minnesota,
                                                      55403-219
Franklin Large Cap Growth Securities Fund .........   Allianz Life Insurance       Class 2          100               100
                                                      Company of North
                                                      America (Allianz Life),
                                                      1750 Hennepin Avenue,
                                                      Minneapolis, Minnesota,
                                                      55403-219
Franklin Small Cap Fund ...........................   Allianz Life Insurance       Class 1          100              99.7
                                                      Company of North
                                                      America (Allianz Life),
                                                      1750 Hennepin Avenue,
                                                      Minneapolis, Minnesota,
                                                      55403-219
Franklin Small Cap Fund ...........................   Allianz Life Insurance       Class 2         23.58              1.5
                                                      Company of North
                                                      America (Allianz Life),
                                                      1750 Hennepin Avenue,
                                                      Minneapolis, Minnesota,
                                                      55403-219
Franklin Small Cap Fund ...........................   Hartford Life & Annuity      Class 2         47.84              3.0
                                                      200 Hopmeadow Street
                                                      Simsbury, CT 06089
Franklin Small Cap Fund ...........................   Hartford Life                Class 2         28.57              1.8
                                                      200 Hopmeadow Street
                                                      Simsbury, CT 06089
Mutual Shares Securities Fund .....................   Allianz Life Insurance       Class 1          100              99.4
                                                      Company of North
                                                      America (Allianz Life),
                                                      1750 Hennepin Avenue,
                                                      Minneapolis, Minnesota,
                                                      55403-219
Mutual Shares Securities Fund .....................   Allianz Life Insurance       Class 2         19.83             12.7
                                                      Company of North
                                                      America (Allianz Life),
                                                      1750 Hennepin Avenue,
                                                      Minneapolis, Minnesota,
                                                      55403-219
Mutual Shares Securities Fund .....................   Hartford Life & Annuity      Class 2         66.15             42.3
                                                      200 Hopmeadow Street
                                                      Simsbury, CT 06089
Mutual Shares Securities Fund .....................   Hartford Life                Class 2         13.98              9.0
                                                      200 Hopmeadow Street
                                                      Simsbury, CT 06089

                                                                                                                 PRO FORMA
                                                                                                                 PERCENTAGE
                                                                                              PERCENTAGE OF       OF CLASS
                                                                                 CLASS OF      CLASS OWNED      OF VIP FUND
                                                                                  SHARES        ON RECORD         OWNED ON
TVP TRUST                                                NAME AND ADDRESS          OWNED           DATE         CONSUMMATION
--------------------------------------------------   ------------------------   ----------   ---------------   -------------
Templeton Global Asset Allocation Fund ...........   Allianz Life Insurance      Class 1          100               8.8
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton Global Asset Allocation Fund ...........   Allianz Life Insurance      Class 2          100               0.3
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton Global Income Securities Fund ..........   Allianz Life Insurance      Class 1          100              81.9
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton Global Income Securities Fund ..........   Allianz Life Insurance      Class 2          100              38.5
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton Developing Markets Equity Fund .........   Allianz Life Insurance      Class 1          95.5             39.1
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton Developing Markets Equity Fund .........   Allianz Life Insurance      Class 2          100               0.7
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton International Equity Fund ..............   Allianz Life Insurance      Class 1          100              43.1
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton International Equity Fund ..............   Allianz Life Insurance      Class 2          100               3.1
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219
Templeton Global Growth Fund .....................   Allianz Life Insurance      Class 1          100              52.9
                                                     Company of North
                                                     America (Allianz Life),
                                                     1750 Hennepin Avenue,
                                                     Minneapolis, Minnesota,
                                                     55403-219

                                                                                                      PRO FORMA
                                                                                                      PERCENTAGE
                                                                                   PERCENTAGE OF       OF CLASS
                                                                      CLASS OF      CLASS OWNED      OF VIP FUND
                                                                       SHARES        ON RECORD         OWNED ON
TVP TRUST                                     NAME AND ADDRESS          OWNED           DATE         CONSUMMATION
--------------------------------------   -------------------------   ----------   ---------------   -------------
Templeton Global Growth Fund .........   Allianz Life Insurance       Class 2         49.53              4.2
                                         Company of North
                                         America (Allianz Life),
                                         1750 Hennepin Avenue,
                                         Minneapolis, Minnesota,
                                         55403-219
Templeton Global Growth Fund .........   Hartford Life & Annuity      Class 2         13.41              1.1
                                         200 Hopmeadow Street
                                         Simsbury, CT 06089
Templeton Global Growth Fund .........   Hartford Life                Class 2         37.05              3.1
                                         200 Hopmeadow Street
                                         Simsbury, CT 06089

----------------
* Edward J. Bonach serves as Trustee of the Trust and is Senior Vice President and Chief Financial Officer of Allianz Life; President and Chief Executive Officer of Canadian American Financial Corporation; and a Director of Preferred Life Insurance Company of New York and Life USA Holding, Inc. Mr. Bonach may not be viewed as an independent person of the VIP Trust under the 1940 Act because of the share ownership by Allianz Life.


     Your insurance company will vote on the proposed reorganization as you instruct. Thus, your insurance company does not exercise control over the funds solely as the record owner of the funds' shares.

     As of November 30, 1999, the trustees and officers of the VIP Trust, as a group, owned less than 1% of the outstanding shares of each of the VIP Funds.

     ANNUAL MEETINGS AND SPECIAL MEETING

     Neither the TVP Trust's nor the VIP Trust's Agreement and Declaration of Trust provide for annual meetings of shareholders. Neither Trust currently intends to hold such a meeting in the year 2000. If the reorganization is completed, the TVP Trust will no longer have shareholders (or shareholder meetings). Proposals included in the proxy statement for any subsequent meeting must be received within a reasonable time before any such meeting at the VIP Trust's offices, 777 Mariners Island Boulevard, San Mateo, California 94404. If a shareholder submits a proposal after that time, the proposal will not appear in the proxy statement.


                        THE VIP FUNDS' SERVICE PROVIDERS


WHO PROVIDES ADMINISTRATION SERVICES TO THE VIP FUNDS?


     Franklin Templeton Services, Inc. (FT Services) provides certain administration services and facilities to each fund. FT Services has direct agreements with Templeton Global Asset Allocation Fund and Mutual Shares Investments Fund. FT Services has subcontracts with the managers of all other funds. FT Services is wholly owned by Franklin Resources, Inc. and is an affiliate of the funds' managers and principal underwriter.


     FT Services' administration services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

     ADMINISTRATION FEES. The funds, in the case of the VIP Templeton Global Asset Allocation Fund and Mutual Shares Securities Fund, and the investment advisers for all other funds, pay FT Services a monthly fee for each fund equal to an annual rate of:

     o 15% of the fund's average daily net assets up to $200 million;

     o 0.135% of average daily net assets over $200 million up to $700 million;

     o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

     o 0.075% of average daily net assets over $1.2 billion.

During the fiscal year ended December 31, 1998, FT Services received either from the funds or from the investment advisers the following amounts:


VIP FUNDS                                                       AMOUNTS
----------------------------------------------------------   -------------
Franklin Large Cap Growth Securities Fund ................    $  227,544
Franklin Small Cap Fund ..................................    $  455,754
Mutual Shares Securities Fund ............................    $  669,378
Templeton Global Asset Allocation Fund ...................    $  135,172
Templeton Global Income Securities Fund ..................    $  250,588
Templeton Developing Markets Equity Fund .................    $  307,396
Templeton International Equity Fund ......................    $1,379,045
Templeton Global Growth Fund .............................    $1,048,256
Franklin S&P 500 Index Fund (New) ........................        None
Franklin Strategic Income Securities Fund (New) ..........        None



FT Services is located at 777 Mariners Island Blvd, P.O. Box 7777, San Mateo,
   CA 94403-7777.

WHO DISTRIBUTES SHARES OF THE VIP TRUST?

     Franklin Templeton Distributors, Inc. (FT Distributors) acts as the principal underwriter in the continuous public offering of the VIP Trust shares. FT Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404. FT Distributors pays the expenses of the distribution of fund shares, except to the extent these expenses are borne by your insurance company. These expenses include advertising expenses and the costs of printing sales material and prospectuses. The VIP Trust pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of FT Distributors) and of sending prospectuses to existing shareholders. FT Distributors may be entitled to receive payment under the class 2 rule 12b-1 plans, as discussed below. Except for the fees under the rule 12b-1 plans, FT Distributors receives no other compensation from the VIP Trust for acting as underwriter. For the fiscal year ended December 31, 1998, the funds did not pay any fees pursuant to the plans.


WHO IS THE TRANSFER AGENT OF THE VIP TRUST?


     Franklin Templeton Investor Services, Inc. (FT Investor Services) is the VIP Trust's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. FT Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.


WHO IS THE CUSTODIAN OF THE VIP TRUST?


     The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the VIP Funds' securities and other assets. In addition, The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the assets of Franklin Global Income Securities Fund, Templeton Developing Markets Equity Fund, Templeton Global Growth Fund and Templeton Global Asset Allocation Fund. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

WHO IS THE AUDITOR OF THE VIP TRUST?


     PricewaterhouseCoopers LLP, 333 Market Street, San Francisco CA 94105, is VIP Trust's independent auditor. The auditor gives an opinion on the financial statements included in VIP Trust's annual report to shareholders and reviews the trust's registration statement filed with the SEC.

                             FINANCIAL STATEMENTS

     The financial highlights and financial statements for TVP Funds for the fiscal year or period ended December 31, 1998, are contained in TVP Trust's annual report to shareholders and in the prospectuses and statement of additional information for the TVP Funds dated July 1, 1999, each of which is incorporated by reference into this document. The financial highlights and the financial statements for the VIP Funds for the fiscal year ended December 31, 1998 are contained in VIP Trust's annual reports to shareholders and VIP Trust's prospectuses and statement of additional information dated October 25, 1999, each of which is incorporated by reference in this document.


     The audited financial highlights and financial statements of the VIP Funds for the fiscal year ended December 31, 1998, contained in VIP Trust's annual reports and incorporated by reference in this document, have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in its reports with respect thereto and are incorporated herein in reliance upon the authority of said firm as experts in accounting and auditing.

     The audited financial highlights and financial statements of the TVP Funds for the fiscal year ended December 31, 1998, contained in TVP Trust's annual reports and incorporated by reference in this document, have been audited by McGladrey & Pullen, LLP independent public accountants, as indicated in its reports with respect thereto and are incorporated herein in reliance upon the authority of said firm as experts in accounting and auditing.

     Unaudited pro forma combined financial statements of the TVP Funds and VIP Funds for the semi-annual period ended June 30, 1999 and the pro forma combined statement of operations for the year ended December 31, 1998 are included in the statement of additional information to this document.

                                    *  *  *

     THE TVP TRUST WILL FURNISH TO YOU, WITHOUT CHARGE, COPIES OF ITS DECEMBER 31, 1998 ANNUAL REPORT AND ITS JUNE 30, 1999 SEMI-ANNUAL REPORT TO ANY PARTICIPATING INSURANCE COMPANY IN SUFFICIENT NUMBER TO PROVIDE COPIES UPON REQUEST ADDRESSED TO: TVP FUNDS, 100 FOUNTAIN PARKWAY, ST. PETERSBURG, FLORIDA 33716-1205 OR BY TELEPHONE AT 1-800-774-5001


     YOU ARE URGED TO FILL-IN, SIGN AND DATE THE ENCLOSED VOTING INSTRUCTION FORMS AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Trustees

                                        ________________________
                                        Secretary


December 20, 1999

                                INDEX OF EXHIBITS


Exhibit I       Form of Agreement and Plan of Reorganization by and between Templeton Variable
                Products Series Fund and Franklin Templeton Variable Insurance Products Trust

Exhibit II      Form of Investment Advisory Agreement with respect to VIP Templeton Global
                Asset Allocation Fund

Exhibit III     Form of Investment Advisory Agreement with respect to VIP Templeton Developing
                Markets Equity Fund

Exhibit IV      Form of Investment Advisory Agreement with respect to VIP Templeton
                International Equity Fund

Exhibit V       Information about the Investment Advisers and Certain Portfolio Managers

Exhibit VI      Prospectuses of the VIP Funds

                                                                     EXHIBIT  I

                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of this_____ day of______________, by and between Templeton Variable Products Series Fund (the TVP Trust), a Massachusetts Business Trust with its principal place of business at 500 East Broward Boulevard, Broward Financial Centre, Ft. Lauderdale, Florida 33394, for itself and on behalf of Franklin Large Cap Growth Investments Fund, Franklin Small Cap Investments Fund, Mutual Shares Investments Fund, Templeton Asset Allocation Fund, Templeton Bond Fund, Templeton Developing Markets Fund, Templeton International Fund, Templeton Stock Fund, Franklin S&P 500 Index Fund, and Franklin Strategic Income Investments Fund (each an Acquired Fund and collectively the Acquired Funds) and Franklin Templeton Variable Insurance Products Trust (the VIP Trust), a Massachusetts Business Trust with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, for itself and on behalf of the Franklin Large Cap Growth Securities Fund, Franklin Small Cap Fund, Mutual Shares Securities Fund, Templeton Global Asset Allocation Fund, Templeton Global Income Securities Fund, Templeton Developing Markets Equity Fund, Templeton International Equity Fund, Templeton Global Growth Fund, Franklin S&P 500 Index Fund, and Franklin Strategic Income Securities Fund (each an Acquiring Fund and collectively the Acquiring Funds).

     In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of each Acquired Fund be transferred to its corresponding Acquiring Fund corresponding thereto (as set forth in Exhibit A hereto) in exchange for shares of the specified classes of the corresponding Acquiring Fund (the Acquiring Fund Shares) and the assumption by each Acquiring Fund of the liabilities (as defined in paragraph 1.6) of each corresponding Acquired Fund, and that Acquiring Fund Shares be distributed immediately after the Closing (as defined in paragraph 3.1) by each Acquired Fund to its shareholders of the respective share classes of the Acquired Fund in liquidation of the Acquired Fund. The parties intend that each Reorganization as defined herein qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code), and that each of the Acquiring Funds qualify as a "party to a reorganization" within the meaning of Section 368 (b) of the Code, with respect to such Reorganization.

     WHEREAS, the TVP Trust and the VIP Trust have agreed to a reorganization (the Reorganization) pursuant to which the duplication of funds will be eliminated as the funds of the TVP Trust (the TVP Funds) will become a part of the corresponding funds of the VIP Trust (the VIP Funds);


     WHEREAS, the Board of Trustees of the TVP Trust and the VIP Trust (including a majority of the non-interested Trustees for each Trust) have determined that the Reorganization is in the best interest of their respective funds and their respective shareholders and that the interest of the existing shareholders of the VIP Funds would not be diluted as a result of the Reorganization;

     WHEREAS, the purpose of the Reorganization is to combine the assets of the TVP Funds with those of the VIP Funds in an attempt to achieve greater operating economies;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

   1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO ITS CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of the Acquired Fund's assets (as set forth in paragraph 1.2) to its corresponding Acquiring Fund and each Acquiring Fund agrees in exchange therefor:

     (i) to deliver to the Acquired Fund the full and fractional number of each class of Acquiring Fund Shares, determined to three decimal places by dividing the value of each of the Acquired Fund's net assets that are so conveyed and are attributable to each class of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the particular class that is to be delivered with respect thereto computed in the manner and as of the time and date set forth in paragraph 2.2; and


     (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.6. Such transactions shall take place at the Closing provided for in paragraph 3.1 (the Closing).

1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the date provided in paragraph 3.1 (the Closing Date).


1.3. Delivery of the assets of each Acquired Fund to be transferred shall be made on the Closing Date and to the Custodians (as defined in paragraph 3.2) for the account of the corresponding Acquiring Fund, together with proper instructions and all documents necessary to transfer such assets to the account of the corresponding Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims, except as may be indicated in a schedule delivered by an Acquired Fund to the Acquiring Fund immediately prior to the Closing. All cash delivered shall be in the form of currency or immediately available funds payable to the order of the appropriate Custodian.


1.4. Following the transfer of assets by each Acquired Fund to its corresponding Acquiring Fund, the assumption of the Acquired Fund's liabilities set forth in paragraph 1.6 by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares to the shareholders of the respective classes of the Acquired Fund, the TVP Trust shall terminate the registration of such Acquired Fund and its shares at all appropriate federal and state agencies. Any reporting responsibility of an Acquired Fund is and shall remain the exclusive responsibility of the Acquired Fund up to and including the date on which the particular Acquired Fund is terminated, dissolved and deregistered with federal and state securities or blue sky authorities.

1.5. Immediately after the transfer of its assets, each Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the Acquired Fund Shareholders), the Acquiring Fund Shares of the respective classes received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Acquired Fund Shareholders will be credited with full and fractional shares of the class that is issued by its corresponding Acquiring Fund under this Agreement with respect to the shares of the Acquired Fund that are held by the Acquired Fund Investor. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business of the New York Stock Exchange on the Valuation Date and the outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. From and after the Closing, all of the share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. An Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by an Acquired Fund Shareholder.


1.6. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves of its corresponding Acquired Fund (which shall include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's Shares) reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Franklin Templeton Services, Inc., the business manager of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period. Each Acquiring Fund shall assume only those liabilities of its corresponding Acquired Fund reflected on that unaudited statement of assets and liabilities and shall not assume any other liabilities.

1.7. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund and they will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.


1.8. Any reporting responsibility of each Acquired Fund including, but not limited to, the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the SEC), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of that Acquired Fund.


1.9. At least_____ business days prior to the Closing Date, each Acquired Fund will provide its corresponding Acquiring Fund with a schedule of its assets and liabilities as of________, and each Acquiring Fund will provide its corresponding Acquired Fund with a copy of its current investment objective and policies. Each Acquired Fund reserves the right to sell any of the securities or other assets shown on the schedule prior to the Closing Date but will not, without the prior approval of the corresponding Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. As used herein, with respect to the VIP Trust Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund, and Templeton International Equity Fund references to an Acquiring Fund's stated investment objectives and policies shall be the stated investment objectives and policies of their respective corresponding Acquired Fund that will be adhered to following the Closing Date. Within_____ business days after the receipt of the schedule of assets and liabilities from its corresponding Acquired Fund, each Acquiring Fund will advise its corresponding Acquired Fund of any investments shown on the schedule provided by its corresponding Acquired Fund which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that any Acquired Fund holds any investments that its corresponding Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund and, to the extent permissible and consistent with the Acquired Fund's own investment objective and policies, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the holdings of any Acquired Fund and its corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the corresponding Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the corresponding Acquiring Fund and, to the extent permissible and consistent with the Acquired Fund's own investment objective and policies, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary.

2. VALUATION


2.1 The value of each Acquired Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (the Valuation Date), using the valuation procedures set forth in the TVP Trust's Declaration of Trust and then-current prospectus or statement of additional information.


2.2 The net asset value of each of Acquiring Fund Share of the particular class to be delivered with respect to the class of shares held by an Acquired Fund Shareholder shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the VIP Trust's Declaration of Trust and then-current prospectus or statement of additional information.

2.3. The number of each Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for its corresponding Acquired Fund's assets shall be determined by dividing the value of the net assets of its corresponding Acquired Fund that are so conveyed and are attributable to each class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share of the particular class that is to be delivered with respect thereto determined in accordance with paragraph 2.2.

2.4. All computations of value with respect to the Acquiring Fund shall be made by Franklin Templeton Services, Inc..

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be April 30, 2000 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of___________. The Closing shall be held at ____________________ or at such other place and time as the parties shall mutually agree.


3.2. The Bank of New York, Mutual Funds Division as custodian for the VIP Funds and The Chase Manhattan Bank, N.A., as custodian for Templeton Global Asset Allocation Fund, Templeton Developing Markets Equity Fund, Templeton International Equity Fund, and Templeton Global Growth Fund, and as custodian (collectively the Custodians), shall be instructed to deliver at the Closing a certificate of an authorized officer stating that: (a) each Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the corresponding Acquiring Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

3.3. Franklin/Templeton Investor Services, Inc. (the Transfer Agent), on behalf of the Acquired Funds, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares by class owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver a certificate evidencing that the Acquiring Fund Shares to be credited on the Closing Date to its corresponding Acquired Fund or provide evidence satisfactory to the each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund's account on the books of each Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. If on the Valuation Date (a) the primary trading market for portfolio securities of an Acquiring Fund or the applicable Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Closing Date shall be postponed with respect to the affected Acquired Funds until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or such other time as the parties may mutually agree.


3.5. With respect to each Acquired Fund, the TVP Trust shall provide the VIP Trust and its Transfer Agent with immediate access from and after the Closing Date to (a) the computer, electronic or such other forms of records containing the names, addresses and taxpayer identification numbers of each Acquired Fund's shareholders and the number and percentage ownership of each outstanding Acquired Fund shares owned by such person, all as of the Valuation Date, and
(b) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to each investor's taxpayer identification number and their liability for or exemption from back-up withholding. Each corresponding Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the TVP Funds, acting on behalf of the Acquired Funds, a confirmation evidencing the Acquiring Fund Shares credited on the Closing Date or shall provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund's account on the books of each Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liability share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

4.1. The TVP Trust, on behalf of each Acquired Fund, represents and warrants to the VIP Trust that for each taxable year of operation since inception (including the taxable year ending on the Closing Date) each Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has met the diversification requirements under Section 817(h) of the Code and the rules thereunder.

4.2. The VIP Trust, on behalf of each Acquiring Fund, represents and warrants to the TVP Trust that for each taxable year of its operation, each Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has met the diversification requirements under Section 817(h) of the Code and the rules thereunder.

5. CONVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Funds and the Acquired Funds will operate their business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

5.2. The Acquired Funds covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3. Subject to the provisions of this Agreement, the TVP Trust and the VIP Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4. As promptly as practicable, but in any case within_______ days after the Closing Date, the TVP Trust, on behalf of each Acquired Fund, shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to VIP Trust, a statement of the earnings and profits of each Acquired Fund for federal income tax purposes which will be carried over to the applicable Acquiring Fund as a result of Section 381 of the Code and which will be certified by an authorizer officer of the TVP Trust.

5.5. On the Closing Date, the TVP Trust, on behalf of each Acquired Fund, shall furnish to its corresponding Acquiring Fund, a final statement of the total amount of fund assets and stated liabilities of each Acquired Fund as of the Closing Date, which statement shall be certified by an officer of the TVP Trust as being determined in accordance with generally accepted accounting principles consistently applied.


5.6. As promptly as practicable after the date hereof, the TVP Trust will call a meeting of each Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary and appropriate to obtain approval of the transactions contemplated herein. The VIP Trust shall prepare and file with the SEC a Registration Statement on Form N-14 complying in all material respects with the requirements of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and applicable rules and regulations thereunder (the Registration Statement), relating to such meeting of the shareholders of each Acquired Fund. The VIP Trust shall take all necessary and reasonable actions to have such Registration Statement declared effective by the SEC. The TVP Trust agrees to provide all information relating to each Acquired Fund which the VIP Trust deems necessary, proper or advisable in the preparation of the Registration Statement or consummation of the transactions contemplated herein.


5.7. Prior to the Closing, each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended_______________ and the short taxable year beginning_______________ and ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year beginning on______________ and ending on the Closing Date (after reduction for any capital loss carryover.)

5.8. As soon after the Closing Date as is reasonably practicable, the TVP Trust, on behalf of each Acquired Fund shall (i) prepare and file all federal and other tax returns and reports of each Acquired Fund required by law to be filed with respect to all period ending on or before the Closing Date but not previously filed, and (ii) pay all federal and other taxes shown as due and/or all federal and other taxes that were unpaid as of the Closing Date.

6. CONDITIONS PRECEDENT

Each party's obligations hereunder shall be subject to (1) performance by the other party of all the obligations to be performed hereunder at or before the Closing Date, (2) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof, and, except as they may be affected by the transactions contemplated hereby, as of the Closing Date, with the same force and effect as if made at and as of the Closing Date, and (3) the following further conditions that, at or before the Closing Date:

6.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with the provisions of the TVP Trust's Declaration of Trust and Bylaws and certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund;

6.2. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

6.3. All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Funds or the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

6.4. The VIP Trust's registration statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and


6.5 The TVP Trust shall have received on the Closing Date the opinion of________ in a form reasonably satisfactory to the TVP Trust, and dated as of the Closing Date, to the effect that: (a) the VIP Trust has been duly formed and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and (b) the Agreement has been duly authorized, executed and delivered by the VIP Trust on behalf of each Acquiring Fund and constitutes a valid and legally binding obligation of each Acquiring Fund; and (c) the Agreement is enforceable against the VIP Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

6.6. The VIP Trust shall have received on the Closing Date the opinion of_______ in a form reasonably satisfactory to the VIP Trust, dated as of the Closing Date, to the effect that: (a) the TVP Trust has been duly formed and is in good standing under the laws of the Commonwealth of Massachusetts; (b) the Agreement has been duly authorized, executed and delivered by the TVP Trust, on behalf of each Acquired Fund, and constitutes a valid and legally binding obligation of each Acquired Fund; and (c) the Agreement is enforceable against each Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

6.7. The parties shall have received the opinion of Jorden, Burt, Boros, Cicchetti, Berenson & Johnson LLP addressed to the TVP Trust and the VIP as to the federal income tax consequences of the Reorganization (the Tax Opinion). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement and each Fund's separate covenants. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

   6.7.1 The transfer of all or substantially all of the Acquired Funds' assets in exchange for shares of the applicable Acquiring Funds and the distribution of such shares to the shareholders of the Acquired Funds in liquidation of the Acquired Funds a "reorganization" within the meaning of
   Section 368(a)(1) of the Code;


   6.7.2. No gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the applicable Acquired Fund solely in exchange or the Acquiring Fund Shares

   6.7.3. No gain or loss will be recognized by an Acquired Fund upon the transfer of the applicable Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund

   6.7.4. No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for the applicable Acquiring Fund Shares;

   6.7.5. The tax basis of each Acquired Fund's assets acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization

   6.7.6. The tax basis of the Acquiring Fund Shares received by each of the Acquired Fund shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization

   6.7.7. The holding period of the assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

   6.7.8. The holding period of the Acquiring Fund Shares to be received by each Acquired Fund's shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization).

7. BROKERAGE FEES AND EXPENSES

7.1. Each Acquiring Fund and each Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

7.2. Each party to this Agreement shall bear or cause to be borne by an appropriate affiliate its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

8.1. This Agreement may be terminated by the mutual agreement of the VIP Trust and the TVP Trust. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a) This Agreement may be terminated as to any Acquired Fund by resolution of the Board of Trustees of that Acquired Fund if, in good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or its shareholders; or

(b) This Agreement may be terminated as to any Acquiring Fund by resolution of the Board of Trustees of that Acquiring Fund if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of that Acquiring Fund or its shareholders.

The termination of a Reorganization between an Acquired Fund and its corresponding Acquiring Fund, shall not affect the consummation or validity of a Reorganization with respect to any other corresponding funds, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Acquired Fund" as meaning only those TVP Funds and VIP Funds, respectively, which are involved in a Reorganization as of a Closing Date.

8.2. If this Agreement is terminated and the transactions contemplated hereby are abandoned, this Agreement shall become void and have no effect, without any liability on the part of any party hereto.

9. AMENDMENTS

9.1. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the TVP Trust and the VIP Trust; provided, however, that following the meeting of the Acquired Funds' Shareholders, no such amendment may have the effect of changing the provisions for determining the number of shares of each Acquiring Fund shares to be issued to the shareholders of the corresponding Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

10. ENTIRE AGREEMENT

10.1. This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

11. SURVIVAL OF WARRANTIES

11.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

12. LIABILITY AND INDEMNIFICATION

12.1. The parties acknowledge that the TVP Trust and the VIP Trust are business trusts, as defined by Massachusetts law. Notice is hereby given that this Agreement is executed on behalf of each Fund's trustees solely in their capacity as trustees, and not individually, and that each Fund's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such trustees, officers or trustees.

12.2. The Acquiring Funds agree to indemnify and hold harmless each trustee of the Acquired Fund at the time of the execution of this Agreement, whether or not such person is or becomes a trustee of the Acquiring Funds subsequent to the Reorganization, against expenses, including reasonable attorney's fees, judgments, fines and amount paid in settlement, actually and reasonably incurred by such trustee in connection with any claim that is asserted against such trustee arising out of such person's service as a trustee of the Acquired Funds, provided that such indemnification shall be limited to the full extent of indemnification that is available to the trustees of the Acquiring Funds pursuant to the provisions of applicable law.

12.3. For a period beginning at the time of the Reorganization and ending not less than_______ years thereafter, the Acquiring Funds shall provide for a liability policy covering the actions of each trustee of the Acquired Funds at the time of the execution of this Agreement for the period they served as such, which may be accomplished by causing such persons to be added as insured under the liability policy of the Acquiring Funds.

12.4. No Acquired Fund shall have any liability for the obligations of any other Acquired Fund hereunder and no Acquiring Fund shall have any liability for the obligation of any other Acquiring Fund hereunder.

13. WAIVER

13.1. At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Trustees of the VIP Trust or those of the TVP Trust if, in the judgment of both Boards of Trustees, such waiver will not alter the shares to be received by shareholders of the Acquired Funds or otherwise have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Funds or the Acquired Funds, as the case may be.

14. NOTICES

14.1. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

     For TVP Funds, on behalf of itself or each Acquired Fund:

      _________________________________________________

      _________________________________________________

      _________________________________________________

      _________________________________________________


     For VIP Funds, on behalf of itself or each Acquiring Fund:

      _________________________________________________

      _________________________________________________

      _________________________________________________

      _________________________________________________

15. MISCELLANEOUS

15.1. The headings contained herein are for reference purposes only and shall note affect in any way the meaning or interpretation or this Agreement.

15.2. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement.

15.3. This Agreement may be executed by any number of counterparts, each of which shall be deemed an original.

15.4. This Agreement shall be governed by and construed in accordance with the laws of the state of Massachusetts, without giving effect to the conflict of laws principles otherwise applicable therein.

15.5. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

15.6. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree, provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

15.7. Subject to the conditions set forth in this Agreement, the failure of one Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the

Reorganization with respect to any other Acquired Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Funds" and "Acquired Funds" to mean only those series of VIP Funds and TVP Funds, respectively, which are involved in the Reorganization as of the Closing Date.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

   Templeton Variable Products Series Fund on behalf of:

                                        Franklin Large Cap Growth Investments
                                          Fund
                                        Franklin Small Cap Investments Fund
                                        Mutual Shares Investments Fund
                                        Templeton Asset Allocation Fund
                                        Templeton Bond Fund
                                        Templeton Developing Markets Fund
                                        Templeton International Fund
                                        Templeton Stock Fund
                                        Franklin S&P 500 Index Fund
                                        Franklin Strategic Income Investments
                                          Fund

                                 By:    ______________________________________

   Franklin Templeton Variable Insurance Products Trust on behalf of:

                                        Franklin Large Cap Growth Securities
                                          Fund
                                        Franklin Small Cap Fund
                                        Mutual Shares Securities Fund
                                        Templeton Global Asset Allocation Fund
                                        Templeton Global Income Securities Fund
                                        Templeton Developing Markets Equity
                                          Fund
                                        Templeton International Equity Fund
                                        Templeton Global Growth Fund
                                        Franklin S&P 500 Index Fund
                                        Franklin Strategic Income Securities
                                          Fund

                                 By:    ______________________________________

                                                                     EXHIBIT II


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT DATED AS OF THE___ DAY OF____________ , 2000, BETWEEN FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, A MASSACHUSETTS BUSINESS TRUST (THE TRUST), ON BEHALF OF TEMPLETON GLOBAL ASSET ALLOCATION FUND, A SERIES OF THE TRUST (THE FUND), AND TEMPLETON INVESTMENT COUNSEL, INC., A FLORIDA CORPORATION (THE ADVISER).


     In consideration of the mutual agreements herein made, the Trust and the Adviser understand and agree as follows:

     (1) The Adviser agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Declaration of Trust of the Trust and the investment policies adopted and declared by the Trust's Board of Trustees. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations.

     (2) The Adviser is not required to furnish any personnel, overhead items or facilities for the Fund, including trading desk facilities or daily pricing of the Fund's portfolio.


     (3) The Adviser shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as brokers) for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:


     A. Purchase and sale orders will usually be placed with brokers which are selected by the Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions.

     B. In selecting brokers for portfolio transactions, the Adviser shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.


     C. The Adviser is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934 (the 1934 Act), for the Fund and/or other accounts, if any, for which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Adviser will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that the research services provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that
(i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and
(ii) the quality, comprehensiveness and frequency of research studies that are provided for the Adviser are useful to the Adviser in performing its advisory services under this Agreement. Research services provided by brokers to the Adviser are considered to be in addition to, and not in lieu of, services required to be performed by the Adviser under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Adviser for any of its accounts, and not all research may be used by the Adviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

     D. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Adviser, better prices and execution may be obtained on a commission basis or from other sources.


     E. Sales of the Fund's shares (which shall be deemed to include also shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Adviser) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish best execution, as defined in subparagraph A above, and that such allocation shall be within the scope of the Trust's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.


     (4) In addition to the investment management services provided pursuant to paragraph (1) above, the Adviser agrees, during the life of this Agreement, to furnish or provide for the Fund, at the Adviser's expenses, such administrative services as are required to facilitate investment in the shares of the Fund by an insurance company, on behalf of one or more of its separate accounts, pursuant to a fund participation agreement among the Fund, Franklin Templeton Distributors, Inc. and such insurance company. Such services may include, but are not limited to, the following: maintaining books and records required by applicable state or federal laws; assisting in processing purchase and redemption transactions; transmitting to the Fund periodic reports necessary to enable the Fund to comply with applicable laws; processing Fund distributions; answering questions and handling correspondence from contractowners about their accounts; providing information about the Fund; acting as sole shareholder of record and nominee for shareholders; and similar administrative, recordkeeping, and contractowner services.

     (5) The Fund agrees to pay to the Adviser a monthly fee in dollars based on a percentage of the Fund's average daily net assets, payable at the end of each calendar month. This fee shall be calculated daily at the following annual rates:

              0.65% of the value of the Fund's net assets up to an including $200 million;

              0.585% of the value of the Fund's net assets over $200 million up to and including $1.3 billion;

              0.52% of the value of the Fund's net assets over $1.3 billion.


     The Adviser may waive in advance all or a portion of its fee provided for hereunder and such waiver will be treated as a reduction in purchase price of its services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein. Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Adviser) in any fiscal year of the Trust exceed any expense limitation imposed by applicable State law, the Adviser shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term total expenses, as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Trust's fiscal year if accrued expenses thereafter fall below the limit.

     (6) This Agreement shall become effective on May 1, 2000 and shall continue in effect until April 30, 2002. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or interested persons (as defined in Investment Company Act of 1940 (the 1940 Act)) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.


     (7) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

     (8) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).


     (9) In the event this Agreement is terminated and the Adviser no longer acts as Adviser to the Fund, the Adviser reserves the right to withdraw from the Fund the use of the name Templeton or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.


     (10) Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Adviser of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross on the Adviser's part or by reason of disregard of the Adviser's duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Adviser. It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Adviser are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Adviser will not always be profitable or prove to have been correct.

     (11) It is understood that the services of Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Adviser determines to buy or sell the same security for the Fund that the Adviser or one or more of its affiliates has selected for clients of the Adviser or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Adviser, with approval by the Trust's Board of Trustees, to be impartial and fair.

     (12) This Agreement shall be construed in accordance with the laws of State of Florida, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

     (13) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (14) Nothing herein shall be construed as constituting the Adviser an agent of the Trust.

     (15) It is understood and expressly stipulated that neither the holders of shares of the Fund nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.


                                        FRANKLIN TEMPLETON
                                        VARIABLE INSURANCE PRODUCTS TRUST
                                        on behalf of Templeton Global
                                        Allocation Fund


                                        BY:_______________________________


                                        TEMPLETON INVESTMENT COUNSEL, INC.


                                        By:_______________________________

                                                                    EXHIBIT III


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT DATED AS OF THE____DAY OF_____, 2000, BETWEEN FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, A MASSACHUSETTS BUSINESS TRUST (THE TRUST), ON BEHALF OF TEMPLETON DEVELOPING MARKETS EQUITY FUND, A SERIES OF THE TRUST (THE FUND), AND TEMPLETON ASSET MANAGEMENT LTD., A COMPANY ORGANIZED UNDER THE LAWS OF SINGAPORE (THE ADVISER).


     In consideration of the mutual agreements herein made, the Trust and the Adviser understand and agree as follows:

     (1) The Adviser agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Declaration of Trust of the Trust and the investment policies adopted and declared by the Trust's Board of Trustees. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations. It is understood that all acts of the Adviser in performing this Agreement are performed by it outside the United States.

     (2) The Adviser is not required to furnish any personnel, overhead items or facilities for the Fund, including trading desk facilities or daily pricing of the Fund's portfolio.


     (3) The Adviser shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as brokers) for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:

     A. Purchase and sale orders will usually be placed with brokers which are selected by the Adviser as able to achieve best execution of such orders. Best execution shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions.

     B. In selecting brokers for portfolio transactions, the Adviser shall take into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by the Fund.

     C. The Adviser is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934 (the 1934 Act), for the Fund and/or other accounts, if any, for which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Adviser will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that the research services provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that
(i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and
(ii) the quality, comprehensiveness and frequency of research studies that are provided for the Adviser are useful to the Adviser in performing its advisory services under this Agreement. Research services provided by brokers to the Adviser are considered to be in addition to, and not in lieu of, services required to be performed by the Adviser under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Adviser for any of its accounts, and not all research may be used by the Adviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

     D. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Adviser, better prices and execution may be obtained on a commission basis or from other sources.


     E. Sales of the Fund's shares (which shall be deemed to include also shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Adviser) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish best execution, as defined in subparagraph A above, and that such allocation shall be within the scope of the Trust's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.


     (4) In addition to the investment management services provided pursuant to paragraph (1) above, the Adviser agrees, during the life of this Agreement, to furnish or provide for the Fund, at the Adviser's expenses, such administrative services as are required to facilitate investment in the shares of the Fund by an insurance company, on behalf of one or more of its separate accounts, pursuant to a fund participation agreement among the Fund, Franklin Templeton Distributors, Inc. and such insurance company. Such services may include, but are not limited to, the following: maintaining books and records required by applicable state or federal laws; assisting in processing purchase and redemption transactions; transmitting to the Fund periodic reports necessary to enable the Fund to comply with applicable laws; processing Fund distributions; answering questions and handling correspondence from contractowners about their accounts; providing information about the Fund; acting as sole shareholder of record and nominee for shareholders; and similar administrative, recordkeeping, and contractowner services.

     (5) The Fund agrees to pay to the Adviser a monthly fee in dollars at an annual rate of 1.25% of the Fund's average daily net assets payable at the end of each calendar month. The Adviser may waive in advance all or a portion of its fee provided for hereunder and such waiver will be treated as a reduction in purchase price of its services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein. Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Adviser) in any fiscal year of the Trust exceed any expense limitation imposed by applicable State law, the Adviser shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term total expenses, as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Trust's fiscal year if accrued expenses thereafter fall below the limit.

     (6) This Agreement shall become effective on May 1, 2000 and shall continue in effect until April 30, 2002. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or interested persons (as defined in Investment Company Act of 1940 (the 1940 Act)) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.


     (7) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

     (8) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).


     (9) In the event this Agreement is terminated and the Adviser no longer acts as Adviser to the Fund, the Adviser reserves the right to withdraw from the Fund the use of the name Templeton or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.


     (10) Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Adviser of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross on the Adviser's part or by reason of disregard of the Adviser's duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Adviser. It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Adviser are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Adviser will not always be profitable or prove to have been correct.

     (11) It is understood that the services of Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Adviser determines to buy or sell the same security for the Fund that the Adviser or one or more of its affiliates has selected for clients of the Adviser or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Adviser, with approval by the Trust's Board of Trustees, to be impartial and fair.

     (12) This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

     (13) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (14) Nothing herein shall be construed as constituting the Adviser an agent of the Trust.

     (15) It is understood and expressly stipulated that neither the holders of shares of the Fund nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                             FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST
                                             on behalf of Templeton Developing
                                             Markets Equity Fund


                                             By:______________________________


                                             TEMPLETON ASSET MANAGEMENT LTD.



                                             By:______________________________

                                                                     EXHIBIT IV


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT DATED AS OF THE___ DAY OF______, 2000, BETWEEN FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, A MASSACHUSETTS BUSINESS TRUST (THE TRUST), ON BEHALF OF TEMPLETON INTERNATIONAL EQUITY FUND, A SERIES OF THE TRUST (THE FUND), AND TEMPLETON INVESTMENT COUNSEL, INC., A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA (THE ADVISER).


     In consideration of the mutual agreements herein made, the Trust and the Adviser understand and agree as follows:

     (1) The Adviser agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Declaration of Trust of the Trust and the investment policies adopted and declared by the Trust's Board of Trustees. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations. It is understood that all acts of the Adviser in performing this Agreement are performed by it outside the United States.

     (2) The Adviser is not required to furnish any personnel, overhead items or facilities for the Fund, including trading desk facilities or daily pricing of the Fund's portfolio.


     (3) The Adviser shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as brokers) for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:

     A. Purchase and sale orders will usually be placed with brokers which are selected by the Adviser as able to achieve best execution of such orders. Best execution shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions.

     B. In selecting brokers for portfolio transactions, the Adviser shall take into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by the Fund.

     C. The Adviser is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934 (the 1934 Act), for the Fund and/or other accounts, if any, for which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Adviser will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that the research services provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that
(i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and
(ii) the quality, comprehensiveness and frequency of research studies that are provided for the Adviser are useful to the Adviser in performing its advisory services under this Agreement. Research services provided by brokers to the Adviser are considered to be in addition to, and not in lieu of, services required to be performed by the Adviser under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Adviser for any of its accounts, and not all research may be used by the Adviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

     D. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Adviser, better prices and execution may be obtained on a commission basis or from other sources.


     E. Sales of the Fund's shares (which shall be deemed to include also shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Adviser) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish best execution, as defined in subparagraph A above, and that such allocation shall be within the scope of the Trust's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.


     (4) In addition to the investment management services provided pursuant to paragraph (1) above, the Adviser agrees, during the life of this Agreement, to furnish or provide for the Fund, at the Adviser's expenses, such administrative services as are required to facilitate investment in the shares of the Fund by an insurance company, on behalf of one or more of its separate accounts, pursuant to a fund participation agreement among the Fund, Franklin Templeton Distributors, Inc. and such insurance company. Such services may include, but are not limited to, the following: maintaining books and records required by applicable state or federal laws; assisting in processing purchase and redemption transactions; transmitting to the Fund periodic reports necessary to enable the Fund to comply with applicable laws; processing Fund distributions; answering questions and handling correspondence from contractowners about their accounts; providing information about the Fund; acting as sole shareholder of record and nominee for shareholders; and similar administrative, recordkeeping, and contractowner services.

     (5) The Fund agrees to pay to the Adviser a monthly fee in dollars based on a percentage of the Fund's average daily net assets, payable at the end of each calendar month. This fee shall be calculated daily at the following annual rates:

       0.75% of the value of the Fund's net assets up to an including $200 million;

       0.675% of the value of the Fund's net assets over $200 million up to and including $1.3 billion;

       0.60% of the value of the Fund's net assets over $1.3 billion.


     The Adviser may waive in advance all or a portion of its fee provided for hereunder and such waiver will be treated as a reduction in purchase price of its services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein. Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Adviser) in any fiscal year of the Trust exceed any expense limitation imposed by applicable State law, the Adviser shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term total expenses, as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Trust's fiscal year if accrued expenses thereafter fall below the limit.

     (6) This Agreement shall become effective on May 1, 2000 and shall continue in effect until April 30, 2002. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in Investment Company Act of 1940 (the 1940 Act)) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of Trustees as a whole.


     (7) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

     (8) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).


     (9) In the event this Agreement is terminated and the Adviser no longer acts as Adviser to the Fund, the Adviser reserves the right to withdraw from the Fund the use of the name Templeton or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.


     (10) Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Adviser of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross on the Adviser's part or by reason of disregard of the Adviser's duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Adviser. It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Adviser are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Adviser will not always be profitable or prove to have been correct.

     (11) It is understood that the services of Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Adviser determines to buy or sell the same security for the Fund that the Adviser or one or more of its affiliates has selected for clients of the Adviser or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Adviser, with approval by the Trust's Board of Trustees, to be impartial and fair.


     (12) This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.


     (13) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (14) Nothing herein shall be construed as constituting the Adviser an agent of the Trust.

     (15) It is understood and expressly stipulated that neither the holders of shares of the Fund nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.



                                        FRANKLIN TEMPLETON VARIABLE
                                        INSURANCE PRODUCTS TRUST
                                        on behalf of Templeton International
                                        Equity Fund


                                        By:_________________________________


                                        TEMPLETON INVESTMENT COUNSEL, INC.


                                        By:_________________________________

                                                                      EXHIBIT V


             ADDITIONAL INFORMATION ON THE INVESTMENT ADVISERS AND
                          CERTAIN PORTFOLIO MANAGERS

THE INVESTMENT ADVISERS

     The funds' investment managers and their affiliates manage over $218 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.

   o Franklin Advisers, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California, 94403-7777.

   o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

   o Templeton Asset Management Ltd., 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, 038987.

   o  Templeton Global Advisors Limited, Lyford Cay Nassau, N.P., Bahamas.

   o Templeton Investment Counsel, Inc., Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida, 33394.


     FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. (FAV) is a California corporation formed on October 31, 1985 and is based in San Mateo, California. FAV is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. It is also registered as an investment adviser in the State of California. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), 777 Mariners Island Blvd., San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources principal shareholders are Charles B. Johnson and Rupert H. Johnson, both principal officers and trustees of the Trust, who own approximately 20% and 16%, respectively, of Resources outstanding shares. FAV provides investment advisory and portfolio management services to most of the funds in the Franklin Group of Funds.


     The principal executive officers of FAV are:

          NAME AND OFFICE              PRINCIPAL OCCUPATION              ADDRESS
-----------------------------------   ----------------------   --------------------------
Charles B. Johnson
 Director and                                                  777 Mariners Island Blvd.
 Chairman of the Board ............   Executive Manager        San Mateo, California
Rupert H. Johnson, Jr.                                         777 Mariners Island Blvd.
 Director and President ...........   Securities Analyst       San Mateo, California
R. Martin Wiskemann                                            777 Mariners Island Blvd.
 Director and Senior Vice President   Securities Analyst       San Mateo, California
Harmon E. Burns                                                777 Mariners Island Blvd.
 Executive Vice President .........   Attorney                 San Mateo, California

          NAME AND OFFICE              PRINCIPAL OCCUPATION              ADDRESS
-----------------------------------   ----------------------   --------------------------
Martin L. Flanagan                                             777 Mariners Island Blvd.
 Executive Vice President .........   Accountant               San Mateo, California
Deborah R. Gatzek
 Executive Vice President                                      777 Mariners Island Blvd.
 and Assistant Secretary ..........   Attorney                 San Mateo, California
Edward B. Jamieson                                             777 Mariners Island Blvd.
 Executive Vice President .........   Securities Analyst       San Mateo, California
Thomas J. Kenny                                                777 Mariners Island Blvd.
 Executive Vice President .........   Securities Analyst       San Mateo, California
Jack Lemein                                                    777 Mariners Island Blvd.
 Executive Vice President .........   Securities Analyst       San Mateo, California
Sheila Amoroso                                                 777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Matt Avery                                                     777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Roger Bayston                                                  777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
David Capurro                                                  777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Rafael Costas                                                  777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Frank M. Felicelli                                             777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Sally Haff                                                     777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Conrad Herrmann                                                777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Chauncey Lufkin                                                777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Christopher Molumphy                                           777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Thomas Runkel                                                  777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Bernard Schroer                                                777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Thomas Walsh                                                   777 Mariners Island Blvd.
 Senior Vice President ............   Securities Analyst       San Mateo, California
Benjamin Barber                                                777 Mariners Island Blvd.
 Vice President ...................   Securities Analyst       San Mateo, California
Doug Barton                                                    777 Mariners Island Blvd.
 Vice President ...................   Securities Analyst       San Mateo, California

     NAME AND OFFICE         PRINCIPAL OCCUPATION              ADDRESS
-------------------------   ----------------------   --------------------------
Catherine Bowman                                     777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Kenneth Broad                                        777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Molly Butler                                         777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Canyon Chan                                          777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Tony Coffey                                          777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Lisa Costa                                           777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Fred Fromm                                           777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Shan Green                                           777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
John Hopp                                            777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Steven Hiatt                                         777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Jeff Holbrook                                        777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Charles E. Johnson                                   777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Gregory E. Johnson                                   777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Ian Link                                             777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Michael McCarthy                                     777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Evan McCulloch                                       777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Thomas Orphanos                                      777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Mark Orsi                                            777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Scott Owens                                          777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Serena Perin                                         777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Ed Perks                                             777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California

     NAME AND OFFICE         PRINCIPAL OCCUPATION              ADDRESS
-------------------------   ----------------------   --------------------------
John Pomeroy                                         777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
David Rath                                           777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Betsy Schwab                                         777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Kent Shepherd                                        777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Richard Smyth                                        777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Theresa Spath                                        777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Eric Takaha                                          777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Kurt Von Emster                                      777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Glenn Voyles                                         777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
John Wiley                                           777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Jeffrey Wilson                                       205 9th Street N.
 Vice President .........   Securities Analyst       St. Petersburg, Florida
Stella Wong                                          777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Robert Yolland                                       777 Mariners Island Blvd.
 Vice President .........   Securities Analyst       San Mateo, California
Charles R. Sims                                      777 Mariners Island Blvd.
 Vice President .........   Accountant               San Mateo, California
Kenneth A. Lewis                                     777 Mariners Island Blvd.
 Vice President .........   Accountant               San Mateo, California
Leslie M. Kratter                                    777 Mariners Island Blvd.
 Secretary ..............   Attorney                 San Mateo, California


     Some of trustees or officers of the VIP Trust (whose addresses and biographical information are included in the VIP Trust's statement of additional information) also serve as directors or officers of FAV. These trustees and officers are listed below:


     Charles B. Johnson            Harmon E. Burns

     Charles E. Johnson            Martin L. Flanagan

     Rupert H. Johnson, Jr.        Deborah R. Gatzek


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

     FRANKLIN MUTUAL ADVISERS, LLC. Franklin Mutual Advisers, LLC ("FMAI") is a limited liability company formed March 31, 1999 in Delaware, and is based in Short Hills, New Jersey. Franklin Mutual Advisers, Inc. was merged into FMAI as of April 1, 1999. FMAI is registered as an investment adviser and provides investment management services for certain funds in the Franklin Templeton Group of Funds. FMAI is a wholly-owned subsidiary of Franklin Templeton Distributors, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), 777 Mariners Island Blvd. San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources principal shareholders are Charles B. Johnson and Rupert H. Johnson who own approximately 20% and 16%, respectively, of Resources outstanding shares.

     The principal executive officers of FMAI are:

                  NAME AND OFFICE                     PRINCIPAL OCCUPATION                ADDRESS
--------------------------------------------------   ----------------------   ------------------------------
Michael F. Price                                                              51 John F. Kennedy Parkway
  Chairman .......................................   Executive Manager        Short Hills, New Jersey 07078
Peter A. Langerman                                                            51 John F. Kennedy Parkway
  President and Chief Executive Officer ..........   Securities Analyst       Short Hills, New Jersey 07078
Jeffrey Altman                                                                51 John F. Kennedy Parkway
  Senior Vice President ..........................   Securities Analyst       Short Hills, New Jersey 07078
Martin Flanagan
  Senior Vice President and                                                   777 Mariners Island Blvd.
  Chief Financial Officer ........................   Accountant               San Mateo, California 94404
Robert Friedman
  Senior Vice President and                                                   51 John F. Kennedy Parkway
  Chief Investment Officer .......................   Securities Analyst       Short Hills, New Jersey 07078
Ray Garea                                                                     51 John F. Kennedy Parkway
  Senior Vice President ..........................   Securities Analyst       Short Hills, New Jersey 07078
Larry Sondike                                                                 51 John F. Kennedy Parkway
  Senior Vice President ..........................   Securities Analyst       Short Hills, New Jersey 07078
David Marcus                                                                  51 John F. Kennedy Parkway
  Senior Vice President ..........................   Securities Analyst       Short Hills, New Jersey 07078
David Winters                                                                 51 John F. Kennedy Parkway
  Senior Vice President ..........................   Securities Analyst       Short Hills, New Jersey 07078
Jeff Diamond                                                                  51 John F. Kennedy Parkway
  Vice President .................................   Securities Analyst       Short Hills, New Jersey 07078
Deborah R. Gatzek                                                             777 Mariners Island Blvd.
  Vice President and Assistant Secretary .........   Attorney                 San Mateo, California 94404
Ephraim Karpel                                                                51 John F. Kennedy Parkway
  Vice President--Trading ........................   Operations Executive     Short Hills, New Jersey 07078
Andrea Kraszewski                                                             51 John F. Kennedy Parkway
  Vice President--Arbitrage ......................   Operations Executive     Short Hills, New Jersey 07078
Susan Potto                                                                   51 John F. Kennedy Parkway
  Vice President .................................   Securities Analyst       Short Hills, New Jersey 07078
Magali (Lily) Simo                                                            51 John F. Kennedy Parkway
  Vice President--Sales and Marketing ............   Marketing Executive      Short Hills, New Jersey 07078

           NAME AND OFFICE              PRINCIPAL OCCUPATION                ADDRESS
------------------------------------   ----------------------   ------------------------------
Leigh Walzer                                                    51 John F. Kennedy Parkway
  Vice President ...................   Securities Analyst       Short Hills, New Jersey 07078
Bradley Takahashi                                               51 John F. Kennedy Parkway
  Assistant Vice President .........   Operations Executive     Short Hills, New Jersey 07078
Charles R. Sims                                                 777 Mariners Island Blvd.
  Treasurer ........................   Accountant               San Mateo, California 94404
Kenneth A. Lewis                                                777 Mariners Island Blvd.
  Controller .......................   Accountant               San Mateo, California 94404
Leslie M. Kratter                                               777 Mariners Island Blvd.
  Secretary ........................   Attorney                 San Mateo, California 94404

     Some of the trustees or officers of the VIP Trust (whose addresses and biographical information are included in the VIP Trust's statement of additional information) also serve as directors or officers of FMAI. These trustees and officers are listed below.

     Martin L. Flanagan

     Deborah R. Gatzek

     TEMPLETON ASSET MANAGEMENT LTD. Templeton Asset Management Ltd. (TAML) is a corporation organized under the laws of and based in Singapore. It is registered as an investment adviser in Singapore and Hong Kong. It is also registered with the SEC under the Advisers Act. TAML is a wholly-owned subsidiary of Templeton International Inc., which is a subsidiary of Templeton Worldwide, Inc., which, in turn, is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources), 777 Mariners Island Blvd., San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources principal shareholders are Charles B. Johnson and Rupert H. Johnson, both principal officers and trustees of the Trust, who own approximately 20% and 16%, respectively, of Resources outstanding shares. TAML provides investment advisory and related services to certain Templeton funds and portfolios. TAML is principally an investment adviser to emerging market equity portfolios.


     There are no officers of corporations per se in Singapore, only directors and managing directors. They act in a capacity of an officer for U.S. purposes, such actions constituting the actions of an officer.


     DIRECTORS         PRINCIPAL OCCUPATION              ADDRESS
-------------------   ----------------------   --------------------------
Martin L. Flanagan                             777 Mariners Island Blvd.
 Director .........   Accountant               San Mateo, California
Mark G. Holowesko                              Box N-7759 Lyford Cay
 Director .........   Securities Analyst       Nassau, Bahamas
Charles E. Johnson                             777 Mariners Island Blvd.
 Director .........   Securities Analyst       San Mateo, California

          DIRECTORS             PRINCIPAL OCCUPATION             ADDRESS
----------------------------   ----------------------   -------------------------
                                                        7 Temasek Blvd.,
Lim Chong Boon (Dennis)                                 Suntec Tower One
 Director ..................   Securities Analyst       Singapore
Gregory E. McGowan                                      500 East Broward Blvd.
 Director ..................   Attorney                 Fort Lauderdale, Florida
                                                        7 Temasek Blvd.,
J. Mark Mobius                                          Suntec Tower One
 Managing Director .........   Securities Analyst       Singapore
Murray L. Simpson                                       2701 Shui On Center
 Director ..................   Attorney                 Hong Kong, China
                                                        7 Temasek Blvd.,
Wai Kwok (Tom)                                          Suntec Tower One
 Director ..................   Securities Analyst       Singapore

     Some of trustees or officers of the VIP Trust (whose addresses and biographical information are included in the VIP Trust's statement of additional information) also serve as directors of TAML. These trustees and officers are listed below:

     Marty L. Flanagan

     Charles E. Johnson


     TEMPLETON GLOBAL ADVISORS LIMITED. Templeton Global Advisors Limited
(TGAL) is a Bahamian corporation located in Nassau, Bahamas. TGAL is registered as an investment adviser with the SEC under the Advisers Act. . TGAL is a wholly owned subsidiary of T.G.H. Holdings, Ltd., which is a subsidiary of Templeton International, Inc., which, in turn, is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources), 777 Mariners Island Blvd., San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources principal shareholders are Charles B. Johnson and Rupert H. Johnson, both principal officers and trustees of the Trust, who own approximately 20% and 16%, respectively, of Resources outstanding shares. TGAL provides investment advisory and portfolio management services to certain of the Templeton funds and separate accounts. TGAL is the principal investment adviser to the Templeton funds.


     The principal executive officers of TGAL are:


                 NAME AND OFFICE                     PRINCIPAL OCCUPATION              ADDRESS
-------------------------------------------------   ----------------------   --------------------------
 Mark G. Holowesko                                                           Box N-7759 Lyford Cay
  Director and President ........................   Securities Analyst       Nassau, Bahamas
 Martin L. Flanagan                                                          777 Mariners Island Blvd.
  Director and Executive Vice President .........   Accountant               San Mateo, California
                                                                             7 Temasek Blvd.,
 J. Mark Mobius                                                              Suntec Tower One
  Director and Executive Vice President .........   Securities Analyst       Singapore,
 Charles B. Johnson                                                          777 Mariners Island Blvd.
  Director ......................................   Executive Manager        San Mateo, California
 Charles E. Johnson                                                          777 Mariners Island Blvd.
  Director ......................................   Securities Analyst       San Mateo, California

                  NAME AND OFFICE                     PRINCIPAL OCCUPATION              ADDRESS
--------------------------------------------------   ----------------------   --------------------------
 Jeffrey A. Everett                                                           Box N-7759 Lyford Cay
  Executive Vice President .......................   Securities Analyst       Nassau, Bahamas
 Gregory E. McGowan                                                           500 East Broward Blvd.
  Executive Vice President and Secretary .........   Attorney                 Fort Lauderdale, Florida
 Richard Sean Farrington                                                      Box N-7759 Lyford Cay
  Senior Vice President ..........................   Securities Analyst       Nassau, Bahamas
 Timothy Brown                                                                Box N-7759 Lyford Cay
  Vice President and Treasurer ...................   Accountant               Nassau, Bahamas
 Deborah R. Gatzek                                                            777 Mariners Island Blvd.
  Vice President .................................   Attorney                 San Mateo, California
 Cindy Sweeting                                                               Box N-7759 Lyford Cay
  Vice President .................................   Securities Analyst       Nassau, Bahamas
 Dale Winner                                                                  Box N-7759 Lyford Cay
  Vice President .................................   Securities Analyst       Nassau, Bahamas

     Some of trustees or officers of the VIP Trust (whose addresses and biographical information are included in the VIP Trust's statement of additional information) also serve as directors or officers of TGAL. These trustees and officers are listed below:

     Marty L. Flanagan

     Charles B. Johnson

     Charles E. Johnson

     Deborah R. Gatzek

     Note: Charles B. Johnson is the father of Charles E. Johnson


     TEMPLETON INVESTMENT COUNSEL, INC. Templeton Investment Counsel, Inc.
(TICI) is a Florida corporation formed in October 1979 and whose address is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida. TICI is a wholly owned subsidiary of Templeton Global Investors, Inc., which is a subsidiary of Templeton Worldwide, Inc., which, in turn, is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources), 777 Mariners Island Blvd., San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources principal shareholders are Charles B. Johnson and Rupert H. Johnson, both principal officers and trustees of the Trust, who own approximately 20% and 16%, respectively, of Resources outstanding shares. TICI is the principal investment adviser to managed and institutional accounts. In addition, it provides portfolio management services to certain of the Templeton funds and sub-advisory services to certain of the Franklin funds.


     The principal executive officers of TICI are:

          NAME AND OFFICE             PRINCIPAL OCCUPATION              ADDRESS
----------------------------------   ----------------------   --------------------------
Charles E. Johnson                                            777 Mariners Island Blvd.
 Director and Chairman ...........   Securities Analyst       San Mateo, California
 Donald F. Reed                                               500 East Broward Blvd.
  President and Director .........   Securities Analyst       Ft. Lauderdale, Florida

                 NAME AND OFFICE                       PRINCIPAL OCCUPATION               ADDRESS
-------------------------------------------------   -------------------------   --------------------------
 Martin L. Flanagan
  Director, Executive Vice President and                                        777 Mariners Island Blvd.
  Chief Operating Officer .......................   Accountant                  San Mateo, California
 Gregory E. McGowan                                                             500 East Broward Blvd.
  Director and Executive Vice President .........   Attorney                    Fort Lauderdale, Florida
 Gary Paul Motyl                                                                500 East Broward Blvd.
  Director and Executive Vice President .........   Securities Analyst          Fort Lauderdale, Florida
 W. Denman Zirkle                                                               500 East Broward Blvd.
  Executive Vice President ......................   Sales & Client Services     Fort Lauderdale, Florida
 Niels E. Andersen
  Director and Senior Vice President of                                         500 East Broward Blvd.
  Institutional Business Development ............   Marketing                   Fort Lauderdale, Florida
 Mark R. Beveridge                                                              500 East Broward Blvd.
  Senior Vice President .........................   Securities Analyst          Fort Lauderdale, Florida
 Gary R. Clemons                                                                500 East Broward Blvd.
  Senior Vice President .........................   Securities Analyst          Fort Lauderdale, Florida
 William T. Howard, Jr.                                                         500 East Broward Blvd.
  Senior Vice President .........................   Securities Analyst          Fort Lauderdale, Florida
 Charles Reed Hutchens                                                          500 East Broward Blvd.
  Senior Vice President .........................   Client Services             Fort Lauderdale, Florida
 Elizabeth M. Knoblock
  Vice President, General Counsel and                                           500 East Broward Blvd.
  Secretary .....................................   Attorney                    Fort Lauderdale, Florida
 Peter A. Nori                                                                  500 East Broward Blvd.
  Senior Vice President .........................   Securities Analyst          Fort Lauderdale, Florida
 Simon Rudolph                                                                  500 East Broward Blvd.
  Senior Vice President .........................   Securities Analyst          Fort Lauderdale, Florida
 Catherine B. Alsop                                                             500 East Broward Blvd.
  Vice President ................................   Securities Analyst          Fort Lauderdale, Florida
 Heidi C. Andersen                                                              500 East Broward Blvd.
  Vice President ................................   Securities Analyst          Fort Lauderdale, Florida
 Peter D. Anderson                                                              500 East Broward Blvd.
  Vice President ................................   Securities Analyst          Fort Lauderdale, Florida
 Jean M. Cabot                                                                  500 East Broward Blvd.
  President .....................................   Client Services             Fort Lauderdale, Florida
 Michael J. Corcoran                                                            777 Mariners Island Blvd.
  Vice President and Controller .................   Accountant                  San Mateo, California
 Cristina Elias                                                                 500 East Broward Blvd.
  Vice President ................................   Client Services             Fort Lauderdale, Florida
 Norman R. Frisbie                                                              777 Mariners Island Blvd.
  Vice President ................................   Sales                       San Mateo, California

         NAME AND OFFICE            PRINCIPAL OCCUPATION              ADDRESS
--------------------------------   ----------------------   --------------------------
 Deborah R. Gatzek                                          777 Mariners Island Blvd.
  Vice President ...............   Attorney                 San Mateo, California
 Douglas J. Gooding                                         500 East Broward Blvd.
  Vice President ...............   Client Services          Fort Lauderdale, Florida
 Robert G. Paulson                                          500 East Broward Blvd.
  Vice President ...............   Sales                    Fort Lauderdale, Florida
 John B. Rovick                                             500 East Broward Blvd.
  Vice President ...............   Marketing                Fort Lauderdale, Florida
 Sandra Schoren-Testa                                       500 East Broward Blvd.
  Vice President ...............   Client Services          Fort Lauderdale, Florida
 Edgerton Scott                                             500 East Broward Blvd.
  Vice President ...............   Securities Analyst       Fort Lauderdale, Florida
 Catherine N. Triantis                                      500 East Broward Blvd.
  Vice President ...............   Sales                    Fort Lauderdale, Florida
 Ann Margaret Ulrich                                        500 East Broward Blvd.
  Vice President ...............   Client Services          Fort Lauderdale, Florida
 Jeanne S. F. Wong                                          777 Mariners Island Blvd.
  Vice President ...............   Client Services          San Mateo, California
 Guang Yang                                                 500 East Broward Blvd.
  Vice President ...............   Securities Analyst       Fort Lauderdale, Florida

     Some of trustees or officers of the VIP Trust (whose addresses and biographical information are included in the VIP Trust's statement of additional information) also serve as directors or officers of TICI. These trustees and officers are listed below:

     Charles B. Johnson

     Marty L. Flanagan


     PORTFOLIO MANAGEMENT TEAM

     In general, the portfolio management team is the same between corresponding funds, except in three pairs. The three pairs are: (1) the TVP Templeton Asset Allocation Fund and the VIP Templeton Global Asset Allocation Fund; (2) the TVP Templeton International Fund and the VIP Templeton International Equity Fund; and (3) the TVP Templeton Stock Fund and the TVP Templeton Global Growth Fund.

                           TVP TEMPLETON ASSET          VIP TEMPLETON GLOBAL
                             ALLOCATION FUND           ASSET ALLOCATION FUND          COMBINED FUND
                       --------------------------   ---------------------------   ---------------------
Portfolio Manager      Gary Clemons                 Dale Winner                   Gary Clemons
Other Team Members     Peter Nori                   Mark Holowesko                Peter Nori
                       Tucker Scott                 A team of Templeton           Tucker Scott
                       A team of Templeton          Global Bond Managers          A team of Templeton
                       Global Bond Managers                                       Global Bond Managers

                              TVP TEMPLETON                VIP TEMPLETON
                           INTERNATIONAL FUND       INTERNATIONAL EQUITY FUND         COMBINED FUND
                       --------------------------   ---------------------------   ---------------------
Portfolio Manager      Peter Nori                   Peter Nori                    Peter Nori
Other Team Members     Gary Motyl                   Mark Beveridge                Mark Beveridge
                       Heidi Anderson

                                                        VIP TEMPLETON GLOBAL
                        TVP TEMPLETON STOCK FUND            GROWTH FUND               COMBINED FUND
                       --------------------------   ---------------------------   ---------------------
Portfolio Manager      Mark Beveridge               Sean Farrington               Mark Holowesko
Other Team Members     William Howard               Jeffrey Everett               Sean Farrington
                       Edwin Lugo II                                              Jeffrey Everett


Information about each of these persons is set forth below.

HEIDI S. ANDERSEN, CFA

     Ms. Andersen is a Vice President of TICI and has been a manager of the TVP Templeton International Fund since 1998. Ms. Andersen has been with the Franklin Templeton Group since 1995.

MARK R. BEVERIDGE, CFA

     Mr. Beveridge is a Senior Vice President of TICI and has been a manager of the VIP Templeton International Equity Fund since 1994 and of the TVP Templeton Stock Fund since 1995. Mr. Beveridge has been with the Franklin Templeton Group since 1985.

GARY CLEMONS

     Mr. Clemens is a Senior Vice President of TICI and has managed the equity portion of the TVP Templeton Asset Allocation Fund since 1995. Mr. Clemons has been with the Franklin Templeton Group since 1990.

JEFFREY A. EVERETT, CFA


     Mr. Everett is an Executive Vice President of TGAL and has been a manager of the VIP Templeton Global Growth Fund since its inception in 1994. Mr. Everett has been with the Franklin Templeton Group since 1989.


RICHARD SEAN FARRINGTON, CFA

     Mr. Farrington is a Senior Vice President of TGAL and has been a manager of the VIP Global Growth Fund since 1995. Mr. Farrington has been with the Franklin Templeton Group since 1991.

MARK G. HOLOWESKO, CFA


     Mr. Holowesko is President of TGAL and has been a manager of the VIP Global Templeton Asset Allocation since 1999 and will be the manager of the VIP Templeton Global Growth Fund, effective May 1, 2000. Mr. Holowesko has been with the Franklin Templeton Group since 1985.

WILLIAM T. HOWARD, JR., CFA


     Mr. Howard is a Senior Vice President of TICI and has been a manager of the TVP Stock Fund since 1996. Mr. Howard has been with the Franklin Templeton Group since 1993.


EDWIN LUGO II


     Mr. Lugo is a portfolio manager of TICI and has been a manager of the TVP Templeton Stock Fund since 1999. Mr. Lugo has been with the Franklin Templeton Group since 1996. Prior to joining the Franklin Templeton Group, he worked at the New Boston Group.


GARY P. MOTYL, CFA

     Mr. Motyl is a Director and a Executive Vice President of TICI and has been a manager of the TVP Templeton International Fund since 1995. Mr. Motyl has been with the Franklin Templeton Group since 1981.

PETER A. NORI, CFA


     Mr. Nori is a Senior Vice President of TICI and has managed the equity portion of the TVP Asset Allocation Fund since 1996 and has been a manager of the TVP Templeton International Fund since 1992, and the VIP Templeton International Equity Fund Inc. since 1999. Mr. Nori has been with the Franklin Templeton Group since 1987.


TUCKER SCOTT, CFA

     Mr. Scott is a Vice President of TICI and has been a manager of the TVP Asset Allocation Fund since 1998 and has been with the Franklin Templeton Group since 1996. Prior to joining the Franklin Templeton Group, Mr. Scott worked for Aeltus Investment Management.

DALE WINNER, CFA


     Mr. Winner has been a manager of the VIP Templeton Global Asset Allocation Fund since 1997. Before joining Templeton Global Advisors Limited (TGAL) and Franklin Templeton in 1995, he was a trust officer at J.P. Morgan.

PROSPECTUS
FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST

CLASS 1 SHARES

FRANKLIN CAPITAL GROWTH FUND
(EFFECTIVE 12/15/99 THE FUND WILL BE NAMED THE
FRANKLIN LARGE CAP GROWTH SECURITIES FUND)
FRANKLIN SMALL CAP FUND
MUTUAL SHARES SECURITIES FUND
TEMPLETON DEVELOPING MARKETS EQUITY FUND
TEMPLETON GLOBAL ASSET ALLOCATION FUND
TEMPLETON GLOBAL GROWTH FUND
TEMPLETON GLOBAL INCOME SECURITIES FUND
TEMPLETON INTERNATIONAL EQUITY FUND

MAY 1, 1999

AS SUPPLEMENTED DECEMBER 1, 1999


(Franklin Templeton Logo Omitted)

As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

                                    FRANKLIN TEMPLETON VARIABLE
                                    INSURANCE PRODUCTS TRUST
------------------------------------

INFORMATION ABOUT EACH FUND       i Overview of the Trust
you should know before
investing

                                    Individual Fund Descriptions

                               FC-1 Franklin Capital Growth Fund

                                    (EFFECTIVE 12/15/99 THE FUND
                                    WILL BE NAMED THE FRANKLIN LARGE
                                    CAP GROWTH SECURITIES FUND)

                               FS-1 Franklin Small Cap Fund

                               MS-1 Mutual Shares Securities Fund

                               TD-1 Templeton Developing Markets
                                    Equity Fund

                               TA-1 Templeton Global Asset
                                    Allocation Fund

                               TG-1 Templeton Global Growth Fund

                               TI-1 Templeton Global Income
                                    Securities Fund

                               TE-1 Templeton International Equity
                                    Fund

                                    ADDITIONAL INFORMATION, ALL FUNDS

                                  1 Important Recent Developments

                                  2 Distributions and Taxes


                                    FUND ACCOUNT INFORMATION
------------------------------------

Information about fund            3 Buying Shares
account transactions
and services                      3 Selling Shares

                                  3 Exchanging Shares

                                  3 Fund Account Policies

                                  4 Questions

                                    FOR MORE INFORMATION
------------------------------------

Where to learn more about           Back Cover
each fund

Franklin Templeton Variable Insurance Products Trust

[INSERT GRAPHIC OF GLOBE]

OVERVIEW

Franklin Templeton Variable Insurance Products Trust (the Trust), formerly Franklin Valuemark Funds, currently consists of twenty-six separate funds, offering a wide variety of investment choices. Each fund has two classes of shares, class 1 and class 2. The funds are only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which funds and classes are available to you.

INVESTMENT CONSIDERATIONS

o Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

o No single fund can be a complete investment program; consider diversifying your fund choices.

o You should evaluate each fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which funds are right for you.

RISKS

o    There can be no assurance that any fund will achieve its investment goal.

o Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

o All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investments goals.

o Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Fund shares involve investment risks, including the possible loss of principal.

MORE DETAILED INFORMATION ABOUT EACH FUND, ITS INVESTMENT POLICIES, AND ITS PARTICULAR RISKS CAN BE FOUND IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION (SAI).

MANAGEMENT

The funds' investment managers and their affiliates manage over $218 billion in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Today, Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

FRANKLIN CAPITAL GROWTH FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

Effective December 15, 1999, the fund's name will be changed to Franklin Large Cap Growth Securities Fund and the fund's strategy will be restated to one of investing, under normal market conditions, at least 65% of its total assets in equity securities of U.S. large-cap growth companies ($8.5 billion or more), focusing on those companies that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality of management, as well as superior products and services.

GOAL The fund's investment goal is capital appreciation.

[Begin callout]
The fund invests primarily in large cap growth companies' equity securities. [End callout]

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large-to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

PORTFOLIO SELECTION In choosing equity investments, the manager will focus on companies that have exhibited above average growth, strong financial records, and large market capitalization. In addition, management expertise, industry leadership, growth in market share and sustainable competitive advantage are factors the manager also considers. Although the manager will search for investments across a large number of industries, it expects to have significant positions (but not in excess of 25% of its total assets in a given sector) in the technology (including computers, telecommunications, and electronics), health care, and finance industries.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

[Begin callout]
FC-1 Franklin Capital Growth Fund - Class 1
[End callout]

FINANCIAL SERVICES COMPANIES Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments such companies can make, and the interest rates and fees they can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry.

See "Important Recent Developments," in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

FRANKLIN CAPITAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURN 1

[Begin callout]
BEST
QUARTER:
Q4'98
19.73%

WORST
QUARTER:
Q3 '98
-10.47%
[End callout]

[INSERT BAR GRAPH]

97           98
-----------------------------
18.31%       20.29%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31,  1998

                                          PAST    SINCE INCEPTION
                                          1 YEAR  (05/01/96)
----------------------------------------------------------------------
FRANKLIN CAPITAL GROWTH FUND - CLASS 1(1) 20.29%    19.72%
S&P 500(R)INDEX(2)                        28.58%    29.00%
RUSSELL 1000 INDEX(R)(2)                  27.02%    27.92%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
FC-2 Franklin Capital Growth Fund - Class 1
[End callout]

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

KENT SHEPHERD, CFA                  Mr. Shepherd has been a manager
VICE PRESIDENT, ADVISERS            of the fund since April 1999,
                                    and has been with the Franklin
                                    Templeton Group since 1991.

JASON R. NUNN                       Mr. Nunn has been a manager of
PORTFOLIO MANAGER, ADVISERS         the fund since September 1999.
                                    Before joining the Franklin
                                    Templeton Group in 1998 he
                                    worked in corporate finance with
                                    Alex, Brown & Sons.

CONRAD B. HERRMANN, CFA             Mr. Herrmann has been a manager
SENIOR VICE PRESIDENT, ADVISERS     of the fund since its inception
                                    in1996, and has been with the
                                    Franklin Templeton Group since
                                    1989.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).




                                                   PER SHARE OPERATING PERFORMANCE ($)
                      NET                            NET                           DISTRI-       DISTRI-
                     ASSET           NET         REALIZED &         TOTAL          BUTIONS       BUTIONS
                     VALUE,        INVEST-       UNREALIZED          FROM          FROM NET      FROM NET     TOTAL     NET ASSET
     PERIOD        BEGINNING         MENT           GAINS         INVESTMENT      INVESTMENT     REALIZED    DISTRI-   VALUE, END
     ENDED         OF PERIOD        INCOME        (LOSSES)        OPERATIONS        INCOME        GAINS      BUTIONS    OF PERIOD
----------------- ------------- --------------- -------------- ----------------- ------------- -------------------------------------
FRANKLIN CAPITAL GROWTH FUND
1996(1)            10.00             .03           1.33              1.36             -             -           -       11.36
1997               11.36             .06           2.02              2.08         (.02)             -       (.02)       13.42
1998               13.42             .10           2.62              2.72         (.06)             -       (.06)       16.08

                                                  RATIOS/SUPPLEMENTAL DATA
                                     NET
                                   ASSETS,        RATIO OF         RATIO OF
                     TOTAL          END OF       EXPENSES TO     NET INVEST-      PORTFOLIO
PERIOD              RETURN+          YEAR        AVERAGE NET    TO AVERAGE NET     TURNOVER
ENDED                 (%)         (000'S)($)      ASSETS(%)       ASSETS(%)        RATE(%)
----------------- ------------- --------------- -------------- ----------------- -------------
FRANKLIN CAPITAL GROWTH FUND
1996(1)                  13.60          44,667           .77*              .96*          3.91
1997                     18.31         109,355            .77               .72         19.90
1998                     20.29         220,952            .77              1.00         12.17

*Annualized

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower. Total return is not annulized.

(1). For the period May 1, 1996 (effective date) to December 31, 1996.

[Begin callout]
FC-3 Franklin Capital Growth Fund - Class 1
[End callout]

                      THIS PAGE INTENTIONALLY LEFT BLANK

FRANKLIN SMALL CAP FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to erratic or abrupt price movements.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
FS-1 Franklin Small Cap Fund - Class 1
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

[Begin callout]
BEST
QUARTER:
Q4 '98
24.38%

WORST
QUARTER:
Q3 '98
-23.40%
[End callout]

[Insert bar graph]

   96        97      98
---------------------------
28.95%    17.42%   -0.98%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998
                                           PAST    SINCE INCEPTION
                                          1 YEAR     (11/01/95)
--------------------------------------------------------------------
FRANKLIN SMALL CAP FUND - CLASS 1(1)       -0.98%     14.51%
S&P 500(R)INDEX(2)                         28.58%     29.09%
RUSSELL 2500 INDEX(R)(2)                   0.38%      15.45%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks, whereas the Russell 2500(R)Index is an index of 2,500 companies with small market capitalizations, both covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

EDWARD B. JAMIESON              Mr. Jamieson has been a manager of
EXECUTIVE VICE PRESIDENT,       the fund since its inception in
ADVISERS                        1995, and has been with the Franklin
                                Templeton Group since 1987.

MICHAEL MCCARTHY                Mr. McCarthy has been a manager of
VICE PRESIDENT, ADVISERS        the fund since its inception in
                                1995. He joined the Franklin
                                Templeton Group in 1992.

AIDAN O'CONNELL                 Mr. O'Connell has been a manager of
PORTFOLIO MANAGER, ADVISERS     the fund since September 1998.
                                Before joining Franklin Templeton in
                                May 1998, Mr. O'Connell was a
                                research analyst and a corporate
                                financial analyst at Hambrecht &
                                Quist.

The fund pay the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

[Begin callout]
FS-2 Franklin Small Cap Fund - Class 1
[End callout]

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).




                                                        PER SHARE OPERATING PERFORMANCE ($)
                     ---------------------------------------------------------------------------------------------------------------

                          NET                       NET                             DISTRI-      DISTRI-
                         ASSET         NET      REALIZED &          TOTAL           BUTIONS      BUTIONS
                        VALUE,       INVEST-    UNREALIZED           FROM          FROM NET      FROM NET     TOTAL      NET ASSET
       PERIOD          BEGINNING      MENT         GAINS          INVESTMENT      INVESTMENT     REALIZED    DISTRI-     VALUE, END
        ENDED          OF PERIOD     INCOME      (LOSSES)         OPERATIONS        INCOME        GAINS      BUTIONS     OF PERIOD
---------------------- --------------- ----------- ---------------- ----------------- -------------- ----------- ----------- -------
FRANKLIN SMALL CAP FUND
1995(1)                10.00           .03         .21              .24               -              -           -           10.24
1996                   10.24           .02         2.95             2.97              (.01)          -           (.01)       13.20
1997                   13.20           .01         2.24             2.25              (.03)          (.37)       (.40)       15.05
1998                   15.05           .07         (.20)            (.13)             (.01)          (1.19)      (1.20)      13.72

                                         RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
                                                 NET                            RATIO OF
                                               ASSETS,        RATIO OF        NET INVEST-
                              TOTAL            END OF        EXPENSES TO      MENT INCOME       PORTFOLIO
       PERIOD                RETURN+            YEAR         AVERAGE NET     TO AVERAGE NET     TURNOVER
        ENDED                  (%)           (000'S)($)       ASSETS(%)        ASSETS(%)         RATE(%)
---------------------- -------------------- -------------- ---------------- ----------------- --------------
FRANKLIN SMALL CAP FUND
1995(1)                2.30                 13,301         .90*             2.70*             16.04
1996                   28.95                170,969        .77              .63               63.72
1997                   17.42                313,462        .77              .06               64.07
1998                   (.98)                315,460        .77              .51               53.01


*Annualized

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower. Total return is not annulized.

(1). For the period November 1, 1995 (effective date) to December 31, 1995.

[Begin callout]
FS-3 Franklin Small Cap Fund - Class 1
[End callout]

                      THIS PAGE INTENTIONALLY LEFT BLANK

MUTUAL SHARES SECURITIES FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

[Begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[End callout]

o    UNDERVALUED STOCKS STOCKS trading at a discount to asset value.

o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Begin callout]
MS-1 Mutual Shares Securities Fund - Class 1
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZED OR DISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated and therefore, benefit the fund.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the

[Begin callout]
MS-2 Mutual Shares Securities Fund - Class 1
[End callout]

company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
MS-3 Mutual Shares Securities Fund - Class 1
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

[Begin callout]
BEST
QUARTER:
Q4 '98
12.94%

WORST
QUARTER:
Q3 '98
-17.65%
[End callout]

MUTUAL SHARES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

97       98
--------------------
17.73%   0.09%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                             PAST      SINCE INCEPTION
                                            1 YEAR    (11/08/96)
----------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND - CLASS        0.09%     9.70%
1(1)
S&P 500(R)INDEX(2)                          28.58%    30.66%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

 [Insert graphic of briefcase] MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

LAWRENCE N. SONDIKE       Mr. Sondike has been a manager of the fund
SENIOR VICE PRESIDENT     since its inception in 1996. Before
FRANKLIN MUTUAL           joining the Franklin Templeton Group in
                          1996, he was a research analyst for Heine
                          Securities Corporation, the predecessor of
                          Franklin Mutual (Heine).

DAVID E. MARCUS           Mr. Marcus has been a manager of the fund
SENIOR VICE PRESIDENT     since its inception in 1996. Before
FRANKLIN MUTUAL           joining the Franklin Templeton Group in
                          1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

[Begin callout]
MS-4 Mutual Shares Securities Fund - Class 1
[End callout]

The team also includes:

PETER A. LANGERMAN                  Mr. Langerman has been involved
CHIEF EXECUTIVE OFFICER             with the management of the fund
FRANKLIN MUTUAL                     since its President and
                                    inception in 1996. Before
                                    joining the Franklin Templeton
                                    Group in 1996, he was a research
                                    analyst for Heine.

ROBERT L. FRIEDMAN                  Mr. Friedman has been involved
CHIEF INVESTMENT OFFICER            with the management of the fund
SENIOR VICE PRESIDENT               since its inception in 1996.
FRANKLIN MUTUAL                     Before joining the Franklin
                                    Templeton Group in 1996, he was
                                    a research analyst for Heine.

JEFFREY A. ALTMAN                   Mr. Altman has been a manager of
SENIOR VICE PRESIDENT               the fund since its inception in
FRANKLIN MUTUAL                     1996. Before joining the
                                    Franklin Templeton Group in
                                    1996, he was a research analyst
                                    for Heine.

RAYMOND GAREA                       Mr. Garea has been a manager of
SENIOR VICE PRESIDENT               the fund since its inception in
FRANKLIN MUTUAL                     1996. Before joining the
                                    Franklin Templeton Group in
                                    1996, he was a research analyst
                                    for Heine.

DAVID J. WINTERS                    Mr. Winters has been a manager
SENIOR VICE PRESIDENT               of the fund since 1998. Before
FRANKLIN MUTUAL                     joining the Franklin Templeton
                                    Group in 1996, he was a research
                                    analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH                            Mr. Agah has been a manager of
ASSISTANT PORTFOLIO MANAGER         the fund since 1998. Before
FRANKLIN MUTUAL                     joining the Franklin Templeton
                                    Group in 1997, he was vice
                                    president of equity sales at
                                    Keefe, Bryette & Woods.

JEFF DIAMOND                        Mr. Diamond has been a manager
ASSISTANT PORTFOLIO MANAGER         of the fund since 1998. Before
FRANKLIN MUTUAL                     joining the Franklin Templeton
                                    Group in 1998, he was a vice
                                    president and co-manager of
                                    Prudential Conservative Stock
                                    Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average daily net assets to the manager.

[Begin callout]
MS-5 Mutual Shares Securities Fund - Class 1
[End callout]

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).



                                                          PER SHARE OPERATING PERFORMANCE ($)
                         NET          NET           DISTRI-         DISTRI-
                        ASSET         NET         REALIZED &         TOTAL          BUTIONS        BUTIONS
                       VALUE,       INVEST-       UNREALIZED          FROM          FROM NET      FROM NET     TOTAL      NET ASSET
     PERIOD           BEGINNING      MENT            GAINS         INVESTMENT      INVESTMENT     REALIZED    DISTRI-    VALUE, END
      ENDED           OF PERIOD     INCOME         (LOSSES)        OPERATIONS        INCOME         GAINS     BUTIONS     OF PERIOD
------------------ ---------------------------- ---------------- --------------- --------------- ----------------------- ----------
MUTUAL SHARES SECURITIES FUND
1996(1)                 10.00         .02            .33              .35            -               -          -           10.35
1997                    10.35         .13           1.71             1.84            (.01)           -          (.01)       12.18
1998                    12.18         .28           (.25)             .03            (.13)           (.12)      (.25)       11.96

                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                       RATIO OF
                                         NET                         NET INVEST-
                                       ASSETS,        RATIO OF       MENT INCOME
                        TOTAL          END OF        EXPENSES TO          TO          PORTFOLIO
     PERIOD            RETURN+          YEAR         AVERAGE NET     AVERAGE NET       TURNOVER
      ENDED              (%)         (000'S) ($)     ASSETS (%)       ASSETS (%)       RATE (%)

MUTUAL SHARES SECURITIES FUND

1996(1)                  3.50        27,677              1.00*            2.56*           1.31
1997                    17.73       387,787               .80             2.10           49.01
1998                      .09       482,444               .77             2.60           70.19

*Annualized

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower. Total return is not annulized.

(1). For the period November 8, 1996 (effective date) to December 31, 1996.

[Begin callout]
MS-6 Mutual Shares Securities Fund - Class 1
[End callout]

TEMPLETON DEVELOPING MARKETS EQUITY FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging markets equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

[Begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[End callout]

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market equity securities and emerging market countries are more fully described in the SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stock, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value- oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual companies and securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TD-1 Templeton Developing Markets Equity Fund - Class 1
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
TD-2 Templeton Developing Markets Equity Fund - Class 1
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Begin callout]
BEST
QUARTER:
Q4 '98
20.59%

WORST
QUARTER:
Q3 '97
-23.44%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31,  1998

                                        PAST       SINCE INCEPTION
                                        1 YEAR     (03/15/94)
TEMPLETON DEVELOPMENT MARKETS
EQUITY FUND - CLASS 1(1)                -21.61%    -3.22%
MSCI EMERGING MARKETS FREE INDEX(2)     -25.34%    -8.80%
IFC INVESTABLE COMPOSITE INDEX(2)       -22.01%    -9.24%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
TD-3 Templeton Developing Markets Equity Fund - Class 1
[End callout]

[Insert graphic of briefcase] MANAGEMENT

Templeton Asset Management Ltd. (TAML), 7 Temasek Blvd., #38-03 Suntec Tower One, Singapore, 038987, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

Dr. J. Mark Mobius          Dr. Mobius has been a manager of the
MANAGING DIRECTOR, TAML     fund since its inception in 1994, and
                            has been with the Franklin Templeton
                            Group since 1987.

Tom Wu                      Mr. Wu has been a manager of the fund
DIRECTOR, TAML              since its inception in 1994, and has
                            been with the Franklin Templeton Group
                            since 1987.

H. Allan Lam                Mr. Lam has been a manager of the fund
PORTFOLIO MANAGER, TAML     since its inception in 1994, and has
                            been with the Franklin Templeton Group
                            since 1987.

Eddie Chow                  Mr. Chow has been a manager of the fund
PORTFOLIO MANAGER, TAML     since 1996, and has been with the
                            Franklin Templeton Group since 1994.

Dennis Lim                  Mr. Lim has been a manager of the fund
DIRECTOR, TAML              since 1996, and has been with the
                            Franklin Templeton Group since 1990.

Tek-Khoan Ong               Mr. Ong has been a manager of the fund
PORTFOLIO MANAGER, TAML     since 1996, and has been with the
                            Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).



                                                              PER SHARE OPERATING PERFORMANCE ($)

                    NET                             NET              DISTRI-       DISTRI-
                   ASSET            NET         REALIZED &            TOTAL        BUTIONS        BUTIONS
                   VALUE,         INVEST-       UNREALIZED            FROM         FROM NET      FROM NET      TOTAL      NET ASSET
   PERIOD        BEGINNING          MENT           GAINS           INVESTMENT     INVESTMENT     REALIZED     DISTRI-    VALUE, END
   ENDED         OF PERIOD         INCOME        (LOSSES)          OPERATIONS       INCOME         GAINS      BUTIONS     OF PERIOD
------------- ----------------- ------------- ---------------- -------------------------------- ------------ ---------- ------------

TEMPLETON DEVELOPING MARKETS EQUITY FUND

1994(1)          10.00               .07          (.51)            (.44)            -               -            -          9.56
1995              9.56               .09           .18              .27             (.04)           (.01)        (.05)      9.78
1996              9.78               .12          1.97             2.09             (.10)           (.18)        (.28)     11.59
1997             11.59               .18         (1.10)            (.92)            (.15)           (.23)        (.38)     10.29
1998             10.29               .20         (2.35)           (2.15)            (.29)           (.94)       (1.23)      6.91

                             RATIOS/SUPPLEMENTAL DATA

                                    NET
                                  ASSETS,        RATIO OF           RATIO OF
                   TOTAL           END OF       EXPENSES TO        MENT INCOME        PORTFOLIO
   PERIOD         RETURN+           YEAR        AVERAGE NET      TO AVERAGE NET        TURNOVER
   ENDED            (%)          (000'S)($)      ASSETS(%)          ASSETS(%)          RATE(%)
------------- ----------------- ------------- ---------------- -------------------- ---------------

TEMPLETON DEVELOPING MARKETS EQUITY FUND

1994(1)          (4.40)         98,189            1.53*            1.85*                1.15
1995              2.77          158,084           1.41             2.01                19.96
1996             21.59          272,098           1.49             1.68                12.42
1997             (8.72)         279,680           1.42             1.57                20.59
1998            (21.61)         162,433           1.41             2.04                36.58


*Annualized

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower. Total return is not annulized.

(1). For the period March 15, 1994 (effective date) to December 31, 1994.

[Begin callout]
TD-4 Templeton Developing Markets Equity Fund - Class 1
[End callout]

TEMPLETON GLOBAL ASSET ALLOCATION FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's investment goal is high total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

[Begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[End callout]

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 25% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or, if unrated, determined by the fund's manager to be comparable. The fund will not invest in defaulted securities. During 1998, about 10.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value- oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.

In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TA-1 Templeton Global Asset Allocation Fund - Class 1
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

[Begin callout]
TA-2 Templeton Global Asset Allocation Fund - Class 1
[End callout]

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

[Begin callout]
BEST
QUARTER:
Q4 '98
11.93%

WORST
QUARTER:
Q3 '98
-13.12
[End callout]

TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

96         97      98
-----------------------------
19.84%     11.71%  0.04%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31,  1998

                                           PAST     SINCE INCEPTION
                                           1 YEAR   (05/01/95)
----------------------------------------------------------------------
TEMPLETON GLOBAL ASSET
ALLOCATION FUND - CLASS 1(1)               -0.04%   10.25%
MSCI WORLD INDEX(2)                        24.80%   18.24%
JP MORGAN GLOBAL GOVERNMENT BOND INDEX(2)  15.31%   7.49%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R)Micropal. The unmanaged MSCI World Index(R)tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
TA-3 Templeton Global Asset Allocation Fund - Class 1
[End callout]

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, N.P., Bahamas, is the fund's investment manager.

Under an agreement with TGAL, Templeton Investment Counsel, Inc. (TICI), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:

DALE WINNER, CFA            Mr. Winner has been a manager of the
PORTFOLIO MANAGER, TGAL     fund since 1997. Before joining Franklin
                            Templeton in 1995, he was a trust
                            officer at J.P. Morgan.

MARK G. HOLOWESKO, CFA      Mr. Holowesko has been a manager of the
PRESIDENT, TGAL             fund since 1999, and has been with the
                            Franklin Templeton Group since 1985.


A team from Global Bond Managers is responsible for managing the debt portion of the fund's investments.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.65% of its average daily net assets to the manager.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).



                                                      PER SHARE OPERATING PERFORMANCE ($)
                         NET                            NET                          DISTRI-      DISTRI-
                        ASSET             NET       REALIZED &         TOTAL         BUTIONS      BUTIONS
                       VALUE,           INVEST-     UNREALIZED         FROM          FROM NET    FROM NET     TOTAL     NET ASSET
        PERIOD        BEGINNING          MENT          GAINS        INVESTMENT      INVESTMENT   REALIZED    DISTRI-   VALUE, END
        ENDED         OF PERIOD         INCOME       (LOSSES)       OPERATIONS        INCOME       GAINS     BUTIONS    OF PERIOD
----------------------- -------------------- ------------ -------------- ---------------- ------------- ---------- ---------- ------
TEMPLETON GLOBAL ASSET ALLOCATION FUND
1995(1)                 10.00                .18          .52            .70           (.18)         -          (.18)      10.52
1996                    10.52                .34          1.75           2.09          (.01)         (.01)      (.02)      12.59
1997                    12.59                .42          1.04           1.46          (.26)         (.07)      (.33)      13.72
1998                    13.72                .61          (.59)          .02           (.49)         (.58)      (1.07)     12.67

                                RATIOS/SUPPLEMENTAL DATA
                                                 NET                        RATIO OF
                                               ASSETS,      RATIO OF       NET INVEST-
                               TOTAL           END OF      EXPENSES TO     MENT INCOME     PORTFOLIO
        PERIOD                RETURN+           YEAR       AVERAGE NET   TO AVERAGE NET     TURNOVER
        ENDED                   (%)          (000'S)($)     ASSETS(%)       ASSETS(%)       RATE(%)
----------------------- -------------------- ------------ -------------- ---------------- -------------
Templeton Global Asset Allocation Fund
1995(1)                 7.01                 14,729       .90*           3.84*            30.00
1996                    19.84                56,274       .86            4.21             52.35
1997                    11.71                93,402       .94            4.22             61.93
1998                       (.04)             81,670       .84            4.32             59.03

*Annualized

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower. Total return is not annulized.

1.  For the period April 19, 1995 (effctive date) to December 31, 1995.

[Begin callout]
TA-4 Templeton Global Asset Allocation Fund - Class 1
[End callout]

TEMPLETON GLOBAL GROWTH FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stocks or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value- oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TG-1 Templeton Global Growth Fund - Class 1
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
TG-2 Templeton Global Growth Fund - Class 1
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

[Begin callout]
BEST
QUARTER:
Q4 '95
16.30%

WORST
QUARTER:
Q3 '98
-13.78%
[End callout]

TEMPLETON GLOBAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

95       96       97      98
------------------------------------
12.72%   21.28%   13.50%  8.98%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31,  1998

                                         PAST       SINCE INCEPTION
                                         1 YEAR     (03/15/94)
----------------------------------------------------------------------
TEMPLETON GLOBAL GROWTH FUND - CLASS      8.98%     12.30%
1(1)
MSCI ALL COUNTRY WORLD FREE(R)INDEX(2)   21.97%     14.79%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The unmanaged MSCI All Country World Free(R)Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, N.P., Bahamas, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

RICHARD SEAN FARRINGTON, CFA       Mr. Farrington has been a manager
SENIOR VICE PRESIDENT, TGAL        of the fund since 1995, and has
                                   been with the Franklin Templeton
                                   Group since 1990.

JEFFREY A. EVERETT, CFA            Mr. Everett has been a manager of
EXECUTIVE VICE PRESIDENT, TGAL     the fund since its inception in
                                   1994, and has been with the
                                   Franklin Templeton Group since
                                   1990.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 0.83% of its average daily net assets to the manager.

[Begin callout]
TG-3 Templeton Global Growth Fund - Class 1
[End callout]

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).


                                                       PER SHARE OPERATING PERFORMANCE ($)
                          NET                            NET                          DISTRI-      DISTRI-
                         ASSET             NET       REALIZED &         TOTAL         BUTIONS      BUTIONS
                        VALUE,           INVEST-     UNREALIZED         FROM          FROM NET    FROM NET     TOTAL     NET ASSET
        PERIOD         BEGINNING          MENT          GAINS        INVESTMENT      INVESTMENT   REALIZED    DISTRI-   VALUE, END
        ENDED          OF PERIOD         INCOME       (LOSSES)       OPERATIONS        INCOME       GAINS     BUTIONS    OF PERIOD
----------------------- -------------------- ------------ -------------- ---------------- ------------- ---------- ---------- ------

TEMPLETON GLOBAL GROWTH FUND

1994(1)                 10.15              .07          .26            .33              -             -          -          10.48
1995                    10.48              .16          1.17           1.33             (.06)         -          (.06)      11.75
1996                    11.75              .25          2.22           2.47             (.21)         (.21)      (.42)      13.80
1997                    13.80              .33          1.53           1.86             (.24)         (.08)      (.32)      15.34
1998                    15.34              .35          .98            1.33             (.41)         (1.49)     (1.90)     14.77

                                       RATIOS/SUPPLEMENTAL DATA

                                                 NET                        RATIO OF
                                               ASSETS,      RATIO OF       NET INVEST-
                               TOTAL           END OF      EXPENSES TO     MENT INCOME     PORTFOLIO
        PERIOD                RETURN+           YEAR       AVERAGE NET   TO AVERAGE NET     TURNOVER
        ENDED                   (%)          (000'S)($)     ASSETS(%)       ASSETS(%)       RATE(%)
----------------------- -------------------- ------------ -------------- ---------------- -------------

TEMPLETON GLOBAL GROWTH FUND
1994(1)                 3.25                 158,856      1.14*          2.49*            7.14
1995                    12.72                338,755      .97            2.46             30.92
1996                    21.28                579,877      .93            2.20             12.32
1997                    13.50                758,445      .88            2.49             24.81
1998                    8.98                 747,080      .88            2.27             32.30

*Annualized

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower. Total return is not annulized.

(1). For the period March 15, 1994 (effective date) to December 31, 1994.

[Begin callout]
TG-4 Templeton Global Growth Fund - Class 1
[End callout]

TEMPLETON GLOBAL INCOME SECURITIES FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short- term investments, including cash or cash equivalents.

[Begin callout]
The fund invests primarily in bonds of governments located around the world. [End callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds") that are rated at least B, including emerging market debt, or if unrated, determined by the fund's manager to be comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. During 1998, about 20.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years) but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

PORTFOLIO SELECTION The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns, and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TI-1 Templeton Global Income Securities Fund - Class 1
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money. [End callout]

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

FOREIGN SECURITIES Securities of governments and companies located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets are generally not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

[Begin callout]
TI-2 Templeton Global Income Securities Fund - Class 1
[End callout]

HEDGING INSTRUMENTS Hedging Instruments used by the fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

PORTFOLIO TURNOVER The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

[Begin callout]
BEST
QUARTER:
Q1 '93
5.33%

WORST
QUARTER
Q3 '92
-4.84%
[End callout]

TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

90      91     92     93     94     95     96    97     98
---------------------------------------------------------------
9.83%   12.34% -0.40% 16.68% -4.99% 14.68% 9.56% 2.55%  7.08%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31,  1998

                             PAST     PAST     SINCE INCEPTION
                             1 YEAR   5 YEARS  (01/24/89)
-----------------------------------------------------------------
TEMPLETON GLOBAL INCOME
FUND - CLASS 1(1)            7.08%    5.56%    7.52%
JP MORGAN GLOBAL
GOVERNMENT BOND INDEX(2)     15.31%   8.00%    9.23%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
TI-3 Templeton Global Income Securities Fund - Class 1
[End callout]

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (TICI), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.57% of its average daily net assets to the manager.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).



                                                         PER SHARE OPERATING PERFORMANCE ($)
                            NET                            NET                         DISTRI-      DISTRI-
                           ASSET             NET       REALIZED &         TOTAL        BUTIONS      BUTIONS
                          VALUE,           INVEST-     UNREALIZED         FROM         FROM NET    FROM NET     TOTAL     NET ASSET
        PERIOD           BEGINNING          MENT          GAINS        INVESTMENT     INVESTMENT   REALIZED    DISTRI-   VALUE, END
        ENDED            OF PERIOD         INCOME       (LOSSES)       OPERATIONS       INCOME       GAINS     BUTIONS    OF PERIOD
----------------------- -------------------- ------------ -------------- --------------- ------------- ---------- ---------- -------
TEMPLETON GLOBAL INCOME SECURITIES FUND
1994                    13.31                .86          (1.52)         (.66)           (.33)         (.13)      (.46)      12.19
1995                    12.19                .29          1.47           1.76            (.49)         -          (.49)      13.46
1996                    13.46                1.02         .17            1.19            (1.04)        -          (1.04)     13.61
1997                    13.61                1.05         (.73)          .32             (.96)         -          (.96)      12.97
1998                    12.97                1.07         (.19)          .88             (.98)         -          (.98)      12.87

                                       RATIOS/SUPPLEMENTAL DATA
                                NET                                         RATIO OF
                              ASSETS,                       RATIO OF       NET INVEST-
                               TOTAL           END OF      EXPENSES TO     MENT INCOME     PORTFOLIO
        PERIOD                RETURN+           YEAR       AVERAGE NET   TO AVERAGE NET     TURNOVER
        ENDED                   (%)          (000'S)($)     ASSETS(%)       ASSETS(%)       RATE(%)
----------------------- -------------------- ------------ -------------- ---------------- -------------
TEMPLETON GLOBAL INCOME SECURITIES FUND
1994                    (4.99)               254,311      .71            7.99             79.38
1995                    14.68                243,194      .64            7.59             152.89
1996                    9.56                 221,722      .61            7.30             140.96
1997                    2.55                 185,016      .62            7.03             181.61
1998                    7.08                 150,941      .63            6.86             84.17


+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower.

[Begin callout]
TI-4 Templeton Global Income Securities Fund - Class 1
[End callout]

TEMPLETON INTERNATIONAL EQUITY FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value- oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TE-1 Templeton International Equity Fund - Class 1
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
TE-2 Templeton International Equity Fund - Class 1
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

[Begin callout]
BEST
QUARTER:
Q4 '93
13.64%

WORST
QUARTER
Q3 '98
-16.86%
[End callout]

TEMPLETON INTERNATIONAL EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

93      94     95     96     97     98
-------------------------------------------
28.56%  0.87%  10.59% 22.98% 11.69% 5.56%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31,  1998

                                 PAST     PAST      SINCE INCEPTION
                                 1 YEAR   5 YEARS   (01/27/92)
----------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY
FUND - CLASS 1(1)                5.56%    10.09%    10.75%
MSCI ALL COUNTRY WORLD
EX-U.S. FREE INDEX(2)            14.46%   7.87%     8.64%

(1). All fund performance assumes reinvestment of dividends and capital gains.

(2). Source: Standard & Poor's(R)Micropal. The unmanaged MSCI All Country World Ex-U.S. Free Index measures the performance of securities located in 48 countries, both developed and emerging markets, except the U.S. Indices include reinvested dividends and/ or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

HOWARD J. LEONARD, CFA             Mr. Leonard has been a manager of
EXECUTIVE VICE PRESIDENT, TICI     the fund since 1997, and has been
                                   with the Franklin Templeton Group
                                   since 1989.

MARK R. BEVERIDGE, CFA             Mr. Beveridge has been a manager
SENIOR VICE PRESIDENT, TICI        of the fund since 1994, and has
                                   been with the Franklin Templeton
                                   Group since 1994

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

[Begin callout]
TE-3 Templeton International Equity Fund - Class 1
[End callout]

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the fund's Class 1 shares since inception. The table shows certain information on a single share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, are included in the fund's Annual Report (available upon request).



                                                   PER SHARE OPERATING PERFORMANCE ($)
                        NET                          NET                             DISTRI-       DISTRI-
                        ASSET             NET        REALIZED &     TOTAL            BUTIONS       BUTIONS
                        VALUE,            INVEST-    UNREALIZED     FROM             FROM NET      FROM NET   TOTAL      NET ASSET
PERIOD                  BEGINNING         MENT       GAINS          INVESTMENT       INVESTMENT    REALIZED   DISTRI-    VALUE, END
ENDED                   OF PERIOD         INCOME     (LOSSES)       OPERATIONS       INCOME        GAINS      BUTIONS    OF PERIOD
----------------------- ----------------- ---------- -------------- ---------------- ------------- ---------- ---------- ----------
TEMPLETON INTERNATIONAL EQUITY FUND
1994                    12.50             .19        (.07)          .12              (.04)         (.07)      (.11)      12.51
1995                    12.51             .37        .94            1.31             (.22)         (.28)      (.50)      13.32
1996                    13.32             .40        2.58           2.98             (.38)         (.47)      (.85)      15.45
1997                    15.45             .30        1.51           1.81             (.45)         (.69)      (1.14)     16.12
1998                    16.12             .56        .42            .98              (.53)         (1.05)     (1.58)     15.52

                                       RATIOS/SUPPLEMENTAL DATA
                                             NET          RATIO OF
                                             ASSETS,      RATIO OF       NET INVEST-
                        TOTAL                END OF       EXPENSES TO    MENT INCOME      PORTFOLIO
PERIOD                  RETURN+              YEAR         AVERAGE NET    TO AVERAGE NET   TURNOVER
ENDED                     (%)                (000'S)($)   ASSETS(%)      ASSETS(%)        RATE(%)
----------------------- -------------------- ------------ -------------- ---------------- -------------
TEMPLETON INTERNATIONAL EQUITY FUND
1994                    .87                  785,124      .99            2.17             12.22
1995                    10.59                850,117      .92            2.87             16.42
1996                    22.98                1,108,099    .89            3.07             27.52
1997                    11.69                1,161,430    .89            3.01             26.96
1998                    5.56                 955,900      .88            2.90             5.98

+ Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment. If they had been included, total return would be lower.

[Begin callout]
TE-4 Templeton International Equity Fund - Class 1
[End callout]

[Insert graphic of starburst] IMPORTANT RECENT DEVELOPMENTS

o YEAR 2000 PROBLEM The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have similar impact on the price of the funds' shares.

The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.

o EURO On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Begin callout]
1 Additional Information, All Funds - Class 1
[End callout]

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus.

[Begin callout]
2 Additional Information, All Funds - Class 1
[End callout]

FUND ACCOUNT INFORMATION

[Insert graphic of paper with lines and someone writing] BUYING SHARES

Shares of each fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.

[Insert graphic of certificate] SELLING SHARES

Each insurance company shareholder sells shares of the applicable fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

[Insert graphic of two arrows pointing in opposite directions] EXCHANGING
SHARES

Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of fund exchanges that may be made (please see "Market Timers" below).

[Insert graphic of pen and notepad] FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company shareholders will receive the fund's financial reports every six months. To reduce fund expenses, if you need additional copies, please call 1-800/342-3863.

If there is a dealer or other investment representative of record on the account, he or she will also receive confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

[Begin callout]
3 Templeton Variable Products Series Fund
[End callout]

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o     Each fund may refuse any order to buy shares.

o     At any time, each fund may establish or change investment minimums.

o Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering class 2 shares.

[Insert graphic of question mark] QUESTIONS

More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/342-3863. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

[Begin callout]
4 Templeton Variable Products Series Fund
[End callout]

FOR MORE INFORMATION

The funds of the Franklin Templeton Variable Insurance Products Trust (the Trust), formerly Franklin Valuemark Funds, are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin(R)Templeton(R)
1-800/342-3863

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can also visit the SEC's Internet site at http://www.sec.gov.









PROSPECTUS

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST

CLASS 2 SHARES

FRANKLIN CAPITAL GROWTH FUND (EFFECTIVE 12/15/99 THE FUND WILL BE NAMED THE FRANKLIN LARGE CAP GROWTH SECURITIES FUND) FRANKLIN SMALL CAP FUND MUTUAL SHARES SECURITIES FUND TEMPLETON DEVELOPING MARKETS EQUITY FUND TEMPLETON GLOBAL ASSET ALLOCATION FUND TEMPLETON GLOBAL GROWTH FUND TEMPLETON GLOBAL INCOME SECURITIES FUND TEMPLETON INTERNATIONAL EQUITY FUND

May 1, 1999
as supplemented December 1, 1999

(Insert Franklin Templeton Ben Head)

AS WITH ALL FUND PROSPECTUSES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST

[Begin callout]
INFORMATION ABOUT EACH FUND
YOU SHOULD KNOW BEFORE
INVESTING
[End callout]

      i    Overview

           INDIVIDUAL FUND DESCRIPTIONS

      FC-1 Franklin Capital Growth Fund
           (EFFECTIVE 12/15/99, THE FUND WILL BE NAMED THE
           FRANKLIN LARGE CAP GROWTH SECURITIES FUND)

      FS-1 Franklin Small Cap Fund

      MS-1 Mutual Shares Securities Fund

      TD-1 Templeton Developing Markets Equity Fund

      TA-1 Templeton Global Asset Allocation Fund

      TG-1 Templeton Global Growth Fund

      TI-1 Templeton Global Income Securities Fund

      TE-1 Templeton International Equity Fund

           ADDITIONAL INFORMATION, ALL FUNDS

      1    Important Recent Developments

      2    Distributions and Taxes

        FUND ACCOUNT INFORMATION

[Begin callout]
INFORMATION ABOUT FUND
ACCOUNT TRANSACTIONS
AND SERVICES
[End callout]

      3    Buying Shares

      3    Selling Shares

      3    Exchanging Shares

      3    Fund Account Policies

      4   Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT
EACH FUND
[End callout]

           Back Cover


Franklin Templeton Variable Insurance Products Trust

[INSERT GRAPHIC OF GLOBE] OVERVIEW
-------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (THE TRUST), FORMERLY FRANKLIN VALUEMARK FUNDS, CURRENTLY CONSISTS OF TWENTY-SIX SEPARATE FUNDS, OFFERING A WIDE VARIETY OF INVESTMENT CHOICES. EACH FUND HAS TWO CLASSES OF SHARES, CLASS 1 AND CLASS 2. THE FUNDS ARE ONLY AVAILABLE AS INVESTMENT OPTIONS IN VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. THE ACCOMPANYING CONTRACT PROSPECTUS INDICATES WHICH FUNDS AND CLASSES ARE AVAILABLE TO YOU.

INVESTMENT CONSIDERATIONS

o Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

o No single fund can be a complete investment program; consider diversifying your fund choices.

o You should evaluate each fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which funds are right for you.

RISKS

o There can be no assurance that any fund will achieve its investment goal.

o Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

o All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investments goals.

o Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Fund shares involve investment risks, including the possible loss of principal.

MORE DETAILED INFORMATION ABOUT EACH FUND, ITS INVESTMENT POLICIES, AND ITS PARTICULAR RISKS CAN BE FOUND IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION
(SAI).

MANAGEMENT

The funds' investment managers and their affiliates manage over $218 billion in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Today, Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

[Begin callout]
i
[End callout]

Franklin Capital Growth Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

Effective December 15, 1999, the fund's name will be changed to Franklin Large Cap Growth Securities Fund and the fund's strategy will be restated to one of investing, under normal market conditions, at least 65% of its total assets in equity securities of U.S. large-cap growth companies ($8.5 billion or more), focusing on those companies that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality of management, as well as superior products and services.

GOAL The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in large cap growth companies' equity securities. [End callout]

PORTFOLIO SELECTION In choosing equity investments, the manager will focus on companies that have exhibited above average growth, strong financial records, and large market capitalization. In addition, management expertise, industry leadership, growth in market share and sustainable competitive advantage are factors the manager also considers. Although the manager will search for investments across a large number of industries, it expects to have significant positions (but not in excess of 25% of its total assets in a given sector) in the technology (including computers, telecommunications, and electronics), health care, and finance industries.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
FC-1 Franklin Capital Growth Fund - Class 2
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

FINANCIAL SERVICES COMPANIES Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments such companies can make, and the interest rates and fees they can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry.

See "Important Recent Developments," in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
FC-2 Franklin Capital Growth Fund - Class 2
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

FRANKLIN CAPITAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[Insert bar graph]

18.31%    20.29%
------------------
   97       98
      YEAR

[Begin callout]
BEST
QUARTER
Q4 '98
19.73%

WORST
QUARTER
Q3 '98
-10.47%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                        SINCE
                                                        INCEPTION
                                         PAST 1 YEAR   (05/01/96)
-------------------------------------------------------------------

Franklin Capital Growth Fund - Class 1(1) 20.29%        19.72%
S&P 500(R)(2) Index                       28.58%        29.00%
Russell 1000 Index(R)(2)                  27.02%        27.92%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California, 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

KENT SHEPHERD, CFA
VICE PRESIDENT, ADVISERS

Mr. Shepherd has been a manager of the fund since April 1999, and has been with the Franklin Templeton Group since 1991.

JASON R. NUNN
PORTFOLIO MANAGER, ADVISERS

Mr. Nunn has been a manager of the fund since September 1999. Before joining the Franklin Templeton Group in 1998 he worked in corporate finance with Alex. Brown & Sons.

CONRAD B. HERRMANN, CFA
SENIOR VICE PRESIDENT, ADVISERS

Mr. Herrmann has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1989.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

[Begin callout]
FC-3 Franklin Capital Growth Fund - Class 2
[End callout]


THIS PAGE INTENTIONALLY LEFT BLANK


Franklin Small Cap Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to erratic or abrupt price movements.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
FS-1 Franklin Small Cap Fund - Class 2
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

FRANKLIN SMALL CAP FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[Insert bar graph]

28.95%     17.42%  -0.98%
---------------------------
    96       97      98
           YEAR

[Begin callout]
BEST
QUARTER
Q4 '98
24.39%

WORST
QUARTER
Q3 '98
-24.40%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                    SINCE
                                                    INCEPTION
                                      PAST 1 YEAR   (05/01/96)
----------------------------------------------------------------

Franklin Small Cap Fund - Class 1(1)    20.29%        19.72%
S&P 500(R)(2) Index                     28.58%        29.00%
Russell 1000 Index(R)(2)                27.02%        27.92%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
FS-2 Franklin Small Cap Fund - Class 2
[End callout]

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California, 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

EDWARD B. JAMIESON
EXECUTIVE VICE PRESIDENT, ADVISERS

Mr. Jamieson has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1987.

MICHAEL MCCARTHY
VICE PRESIDENT, ADVISERS

Mr. McCarthy has been a manager of the fund since its inception in 1995. He joined the Franklin Templeton Group in 1992.

AIDAN O'CONNELL
PORTFOLIO MANAGER, ADVISERS

Mr. O'Connell has been a manager of the fund since September 1998. Before joining Franklin Templeton in May 1998, Mr. O'Connell was a research analyst and a corporate financial analyst at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

[Begin callout]
FS-3 Franklin Small Cap Fund - Class 2
[End callout]


THIS PAGE INTENTIONALLY LEFT BLANK


Mutual Shares Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

[Begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[End callout]

o  UNDERVALUED STOCKS Stocks trading at a discount to asset value.

o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Begin callout]
MS-1 Mutual Shares Securities Fund - Class 2
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

REORGANIZING OR DISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated and therefore, benefit the fund.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
MS-3 Mutual Shares Securities Fund - Class 2
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

MUTUAL SHARES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURN (1)

[Insert bar graph]

17.73%   0.09%
----------------
   97      98
      YEAR

[Begin callout]
BEST
QUARTER
Q4 '98
12.94%

WORST
QUARTER
Q3 '98
-17.65%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                         SINCE
                                                         INCEPTION
                                           PAST 1 YEAR   (11/08/96)
--------------------------------------------------------------------

Mutual Shares Securities Fund - Class 1(1)   0.09%        9.70%

S&P 500(R)(2) Index                         28.58%       30.66%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

LAWRENCE N. SONDIKE
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

DAVID E. MARCUS
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is
Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

[Begin callout]
MS-4 Mutual Shares Securities Fund - Class 2
[End callout]

The team also includes:

PETER A. LANGERMAN
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
FRANKLIN MUTUAL

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

ROBERT L. FRIEDMAN
CHIEF INVESTMENT OFFICER
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Friedman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

JEFFREY A. ALTMAN
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

RAYMOND GAREA
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Garea has been a manager of the fund since its inception in 1996. Before
joining the Franklin Templeton Group in 1996, he was a research    analyst for
Heine.

DAVID J. WINTERS
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Winters has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH
ASSISTANT PORTFOLIO MANAGER
FRANKLIN MUTUAL

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND
ASSISTANT PORTFOLIO MANAGER
FRANKLIN MUTUAL

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.


The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average daily net assets to the manager.

[Begin callout]
MS-5 Mutual Shares Securities Fund - Class 2
[End callout]


THIS PAGE INTENTIONALLY LEFT BLANK


Templeton Developing Markets Equity Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging markets equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

[Begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[End callout]

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. EMERGING MARKET EQUITY SECURITIES AND EMERGING MARKET COUNTRIES ARE MORE FULLY DESCRIBED IN THE SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stock, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual companies and securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TD-1 Templeton Developing Markets Equity Fund - Class 2
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. EMERGING MARKETS IN PARTICULAR CAN EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR, AND EVEN DAILY. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
TD-2 Templeton Developing Markets Equity Fund - Class 2
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[INSERT BAR GRAPH]

2.77%   21.59%  -8.72%   -21.61%
----------------------------------
  95      96       97       98
           YEAR

[Begin callout]
BEST
QUARTER:
Q4 '98
20.59%

WORST
QUARTER:
Q3 '97
-23.44%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                     SINCE
                                                   INCEPTION
                                         1 YEAR    (03/15/94)
---------------------------------------------------------------

Templeton Developing Markets
Equity Fund - Class 1(1)                -21.61%   -3.22%
MSCI Emerging Markets Free Index(2)     -25.34%   -8.80%
IFC Investable Composite Index(2)       -22.01%   -9.24%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
TD-3 Templeton Developing Markets Equity Fund - Class 2
[End callout]

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Templeton Asset Management Ltd. (TAML), 7 Temasek Blvd., #38-03 Suntec Tower One, Singapore, 038987, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

DR. J. MARK MOBIUS
MANAGING DIRECTOR, TAML

Dr. Mobius has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

TOM WU
DIRECTOR, TAML

Mr. Wu has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

H. ALLAN LAM
PORTFOLIO MANAGER, TAML

Mr. Lam has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

EDDIE CHOW
PORTFOLIO MANAGER, TAML

Mr. Chow has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1994.

DENNIS LIM
DIRECTOR, TAML

Mr. Lim has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1990.

TEK-KHOAN ONG
PORTFOLIO MANAGER, TAML

Mr. Ong has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

[Begin callout]
TD-4 Templeton Developing Markets Equity Fund - Class 2
[End callout]

Templeton Global Asset Allocation Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is high total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

[Begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[End callout]

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 25% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or, if unrated, determined by the fund's manager to be comparable. The fund will not invest in defaulted securities. During 1998, about 10.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.

In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TA-1 Templeton Global Asset Allocation Fund - Class 2
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[Insert bar graph]

19.84%   11.71%   -0.04%
--------------------------
   96       97      98
           YEAR

[Begin callout]
BEST
QUARTER
Q4 '98
11.93%

WORST
QUARTER
Q3 '98
-13.12%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                          SINCE
                                                        INCEPTION
                                          PAST 1 YEAR  (05/01/95)
-------------------------------------------------------------------

Templeton Global Asset Allocation Fund -
Class 1(1)                                -0.04%       10.25%
MSCI World Index(R)(2)                    24.80%       18.24%
JP Morgan Global Government
Bond Index(2)                             15.31%       7.49%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index(R) tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Begin callout]
TA-3 Templeton Global Asset Allocation Fund - Class 2
[End callout]

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, N.P., Bahamas, is the fund's investment manager.

Under an agreement with TGAL, Templeton Investment Counsel, Inc. (TICI), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:

DALE WINNER, CFA
PORTFOLIO MANAGER, TGAL

Mr. Winner has been a manager of the fund since 1997. Before joining Franklin Templeton in 1995, he was a trust officer at J.P. Morgan.

MARK G. HOLOWESKO, CFA
PRESIDENT, TGAL

Mr. Holowesko has been a manager of the fund since 1999, and has been with Franklin Templeton Group since 1985.

A team from Global Bond Managers is responsible for managing the debt portion of the fund's investments.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.65% of its average daily net assets to the manager.

[Begin callout]
TA-4 Templeton Global Asset Allocation Fund - Class 2
[End callout]

Templeton Global Growth Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stocks or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TG-1 Templeton Global Growth Fund - Class 2
[End callout]

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
TG-2 Templeton Global Growth Fund - Class 2
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[Insert bar graph]

12.72%   21.28%   13.50%  8.98%
---------------------------------
   95       96      97      98
                YEAR

[Begin callout]
BEST
QUARTER
Q4 '95
16.30%

WORST
QUARTER
Q3 '98
-13.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                              PAST    SINCE INCEPTION
                                             1 YEAR     (03/15/94)
----------------------------------------------------------------------

TEMPLETON GLOBAL GROWTH FUND - CLASS 1(1)     8.98%        12.30%
MSCI ALL COUNTRY WORLD FREE(R) INDEX(2)      21.97%        14.79%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free(R) Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, N.P., Bahamas, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

RICHARD SEAN FARRINGTON, CFA
SENIOR VICE PRESIDENT, TGAL

Mr. Farrington has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1990.

JEFFREY A. EVERETT, CFA
EXECUTIVE VICE PRESIDENT, TGAL

Mr. Everett has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1990.


The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 0.83% of its average daily net assets to the manager.

[Begin callout]
TG-3 Templeton Global Growth Fund - Class 2
[End callout]


THIS PAGE INTENTIONALLY LEFT BLANK


Templeton Global Income Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

[Begin callout]
The fund invests primarily in bonds of governments located around the world. [End callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds") that are rated at least B, including emerging market debt, or if unrated, determined by the fund's manager to be comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. During 1998, about 20.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years) but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

PORTFOLIO SELECTION The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns, and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Begin callout]
TI-1 Templeton Global Income Securities Fund - Class 2
[End callout]

[Insert graphic of chart with line going up and down]MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End callout]

FOREIGN SECURITIES Securities of governments and companies located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets are generally not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

[Begin callout]
TI-2 Templeton Global Income Securities Fund - Class 2
[End callout]

HEDGING INSTRUMENTS Hedging Instruments used by the fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

PORTFOLIO TURNOVER The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Begin callout]
TI-3 Templeton Global Income Securities Fund - Class 2
[End callout]

[Insert graphic of bull and bear] PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[Insert bar graph]

9.83%   12.34%  -0.40% 16.68%  -4.99%  14.68%  9.56%  2.55%  7.08%
--------------------------------------------------------------------
  90      91      92     93      94      95      96     97     98
                                      YEAR

[Begin callout]
BEST
QUARTER
Q1 '93
5.33%

WORST
QUARTER
Q3 '92
-4.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998


                                    PAST       PAST   SINCE INCEPTION
                                   1 YEAR    5 YEARS    (01/24/89)
-----------------------------------------------------------------------

Templeton Global Income
Securities Fund - Class 1(1)       7.08%       5.56%        7.52%
JP Morgan Global
Government Bond Index(2)          15.31%       8.09%        9.23%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (TICI), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.57% of its average daily net assets to the manager.

[Begin callout]
TI-4 Templeton Global Income Securities Fund - Class 2
[End callout]


TEMPLETON INTERNATIONAL EQUITY FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

[Begin callout]
TE-1 Templeton International Equity Fund - Class 2
[End callout]

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Begin callout]
TE-2 Templeton International Equity Fund - Class 2
[End callout]

[Insert graphic of bull and bear]PAST PERFORMANCE
-------------------------------------------------------------------------------

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS (1)

[Insert bar graph]

28.56%    0.87%  10.59%  22.98%   11.69%  5.56%
-------------------------------------------------
   93       94     95       96      97      98
                YEAR

[Begin callout]
BEST
QUARTER
Q4 '93
13.64%

WORST
QUARTER
Q3 '98
-16.86%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998


                                    PAST      PAST     SINCE INCEPTION
                                   1 YEAR    5 YEARS     (01/27/92)
---------------------------------------------------------------------
Templeton International Equity
Fund - Class 1(1)                  5.56%    10.09%        10.75%
MSCI All Country World Ex-U.S.
Free Index(2)                     14.46%     7.87%         8.64%

(1). All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.25%.

(2). Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Ex-U.S. Free Index measures the performance of securities located in 48 countries, both developed and emerging markets, except the U.S. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

HOWARD J. LEONARD CFA
EXECUTIVE VICE PRESIDENT, TICI

Mr. Leonard has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1989.

MARK R. BEVERIDGE CFA
SENIOR VICE PRESIDENT, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1994.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

[Begin callout]
TE-3 Templeton International Equity Fund - Class 2
[End callout]


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[Insert graphic of starburst] IMPORTANT RECENT DEVELOPMENTS
-------------------------------------------------------------------------------

o YEAR 2000 PROBLEM The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have similar impact on the price of the funds' shares.

The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.

o Euro On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Begin callout]
1 Additional Information, All Funds - Class 2
[End callout]

[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus.

[Begin callout]
2 Additional Information, All Funds - Class 2
[End callout]


Fund Account Information


[Insert graphic of paper with lines and someone writing]
BUYING SHARES
-------------------------------------------------------------------------------

Shares of each fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.

[Insert graphic of certificate] SELLING SHARES
-------------------------------------------------------------------------------

Each insurance company shareholder sells shares of the applicable fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

[Insert graphic of two arrows pointing in opposite directions] EXCHANGING
SHARES
-------------------------------------------------------------------------------

Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of fund exchanges that may be made (please see "Market Timers" below).

[Insert graphic of pen and notepad] FUND ACCOUNT POLICIES
-------------------------------------------------------------------------------

CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company shareholders will receive the fund's financial reports every six months. To reduce fund expenses, if you need additional copies, please call 1-800/342-3863.

If there is a dealer or other investment representative of record on the account, he or she will also receive confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

[Begin callout]
3 Franklin Templeton Variable Insurance Products Trust
[End callout]

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o  Each fund may refuse any order to buy shares.

o  At any time, each fund may establish or change investment minimums.

o Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "rule 12b-1" plan which is described below.

DISTRIBUTION AND SERVICES (12B-1) FEES Class 2 of each fund has a distribution plan, sometimes known as a rule 12b-1 plan, that allows class 2 to pay distribution and other fees to those who sell and distribute class 2 shares, or contracts funded by class 2 shares or for services provided to contract owners. Because these fees are paid out of class 2's assets on an on-going basis, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the maximum fee is up to 0.35% per year, the Board of Trustees has set the current rate of 0.25% of a fund's class 2 average daily net assets effective July 1, 1999.

[Insert graphic of question mark] QUESTIONS
-------------------------------------------------------------------------------

More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/342-3863.
For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

[Begin callout]
4 Franklin Templeton Variable Insurance Products Trust
[End callout]

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FOR MORE INFORMATION

The funds of the Franklin Templeton Variable Insurance Products Trust (the Trust), formerly Franklin Valuemark Funds, are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin(R)Templeton(R)
1-800/342-3863

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-5583          (Logo) Printed on recycled paper




                               VOTING INSTRUCTIONS CARD
FUND NAME PRINTS HERE               INSURANCE COMPANY NAME PRINTS HERE

                    TEMPLETON VARIABLE PRODUCTS SERIES FUND
                 Special Meeting of Shareholders To Be Held On
                               February 8, 2000

THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND.

This voting instruction card, if properly executed, will be voted by your insurance company in the manner directed by the you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted FOR all proposals and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

By signing below, I instruct the insurance company to vote the shares of the above-named Fund of the Templeton Variable Products Series Fund related to my contract at the Special Meeting of Shareholders to be held at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, at 3:00 pm Eastern time, February 8, 2000 and any adjournment of the Special Meeting as indicated on the reverse side:

PROPOSAL 1.     To  approve an  Agreement  and Plan of  Reorganization  between
           Templeton  Variable  Products  Series Fund (TVP Trust) and  Franklin
           Templeton Variable Insurance Products Trust (VIP Trust), under which the following will occur:

o The TVP Trust will transfer all assets and liabilities of your TVP Trust fund.
o The VIP Trust will issue shares of the corresponding VIP Trust fund in exchange for the assets and liabilities of your fund.
o The TVP Trust will distribute shares of the corresponding VIP Trust fund to shareholders of your fund.
o     The Trustees will dissolve the TVP Trust.

           all of which is described more fully in the combined proxy statement/prospectus.

OTHER  BUSINESS To vote upon any other  business  which may legally  presented at the meeting or any adjournment thereof.

           Grant      [  ]     Withhold  [  ]




Date: __________                    Signature:      _______________
If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing.





64175v1.doc(Mia)                                    Draft Dated September 18,
1999
                               Voting Instructions Card
Fund Name Prints Here               Insurance Company Name Prints Here
             Franklin Templeton Variable Insurance Products Trust
                 Special Meeting of Shareholders To Be Held On
                               February 8, 2000



THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND.

This voting instruction card, if properly executed, will be voted by your insurance company in the manner directed by the you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted for all proposals and, in the discretion of the insurance company, upon such other business as may properly come before the special meeting.

By signing below, I instruct the insurance company to vote the shares of the above-named Fund of Franklin Templeton Variable Insurance Products Trust related to my contract at the Special Meeting of shareholders to be held at 777 Mariners Island Boulevard, San Mateo, California 94404, at 11:00 am Pacific time, February 8, 2000 and any adjournment of the Special Meeting as indicated on the reverse side.

Proposal 2.     To approve the adoption of new  investment  advisory  agreement for the Fund as described more fully in the combined proxy statement/prospectus.

       For   [  ]        Against[  ]        Abstain  [  ]


Proposal 3.     To approve  changes  in the  following  fundamental  investment restrictions for the Fund as described more fully in the combined proxy statement/prospectus. Modification of fundamental investment restriction regarding:

                               For  Against    Abstain
           (a)  Diversification     [  ]  [  ]      [  ]

           (b)  Borrowing           [  ]  [  ]      [  ]

           (c)  Lending             [  ]  [  ]      [  ]

           (d)  Underwriting        [  ]  [  ]      [  ]

           (e)  Concentration       [  ]  [  ]      [  ]


           (f)   Senior Securities  [  ]  [  ]      [  ]

           (g)  Real Estate and Commodities,
 which would combine these two separate fundamental restrictions

       For   [  ]        Against[  ]        Abstain  [  ]


Proposal 4.     To approve the  elimination of certain  fundamental  investment restrictions for the Fund as described more fully in the combined proxy statement/prospectus.


       For   [  ]        Against[  ]        Abstain  [  ]


Other  Business To vote upon any other  business  which may legally  presented at the Special Meeting or any adjournment thereof.

           Grant      [  ]     Withhold  [  ]





Date: __________                    Signature:      _______________
If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing.












                       STATEMENT OF ADDITIONAL INFORMATION

                                 SPECIAL MEETING
                         TO BE HELD ON FEBRUARY 8, 2000

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND
                           500 East Broward Boulevard
                       Fort Lauderdale, Florida 33394-3091
                                1-(800) 774-5001

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                                1-(800) 342-3863

     This Statement of Additional Information is not a prospectus. A combined proxy statement/prospectus, dated December 9, 1999, relating to the above matter may be obtained from the office of Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, or by calling 1-(800) 342-3863. This Statement of Additional Information relates to, and should be read in conjunction with the combined proxy statement/prospectus and is incorporated by reference into that document (which means that this statement of additional Information is legally a part of the combined proxy statement/prospectus).

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given in the combined proxy statement/prospectus.

    The date of this statement of additional information is December 9, 1999.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Information incorporated by  reference

Pro forma financial  statements

                      INFORMATION INCORPORATED BY REFERENCE

Each of the following documents is incorporated by reference into this Statement of Additional Information:

1. Statement of Additional Information of the Franklin Templeton Variable Insurance Products Series Trust ("VIP"), dated May 1, 1999, as supplemented July 1, 1999.

2. Annual Report of the VIP for the year ended December 31, 1998.

3. Semi-annual Report of the VIP for the period ended June  30, 1999.

4. Statement of Additional Information of the Templeton Variable Products Series Fund ("TVP"), dated July 1, 1999.

5. Annual Report of the TVP for the year ended December 31, 1998.

6. Semi-annual Report of the TVP for the period ended June  30, 1999.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma financial information gives effect to the proposed reorganization, accounted as if the reorganization had occurred as of June 30, 1999. In addition, each pro forma combining statement has been prepared based upon the structure of the proposed fee and expense structure after the combination, as discussed in the combined proxy statement/prospectus.

     Pro forma financial information has not been prepared for the VIP's Franklin S&P 500 Index Fund and the Franklin Strategic Income Securities Fund, because such funds will be organized to facilitate the reorganization and have not commenced operations. Moreover, the expenses of these funds are not expected to be materially different from the expenses of the corresponding TVP funds, each of which commenced operations after June 30, 1999.

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Franklin Templeton Variable Insurance Products Series Trust and the Templeton Variable Products Series Fund which are incorporated by reference in this Statement of Additional Information. Each combination will be accounted for as a tax-free reorganization.

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                             VIP CAPITAL GROWTH FUND
                                                      VIP CAPITAL GROWTH FUND  TVP GROWTH INVESTMENTS FUND     PRO FORMA COMBINED
                                                      -----------------------------------------------------------------------------
                                                        SHARES      VALUE           SHARES    VALUE           SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 88.2%
  COMMERCIAL SERVICES 3.2%
a Concord EFS Inc. .............................       140,000   $ 5,923,750          200   $     8,463       140,200   $ 5,932,213
  Equifax Inc. .................................       100,000     3,568,750          200         7,138       100,200     3,575,888
a Robert Half International Inc. ...............        75,000     1,950,000          200         5,200        75,200     1,955,200
                                                                 -----------                -----------                 -----------
                                                                  11,442,500                     20,801                  11,463,301
                                                                 -----------                -----------                 -----------
  CONSUMER DURABLES 2.0%
a Electronic Arts Inc. .........................        50,000     2,712,500           --            --        50,000     2,712,500
  Mattel Inc. ..................................       160,000     4,230,000          200         5,288       160,200     4,235,288
                                                                 -----------                -----------                 -----------
                                                                   6,942,500                      5,288                   6,947,788
                                                                 -----------                -----------                 -----------
  CONSUMER NON-DURABLES 4.9%
  Campbell Soup Co. ............................        30,000     1,391,250          100         4,638        30,100     1,395,888
  Coca-Cola Co. ................................        17,000     1,062,500           --            --        17,000     1,062,500
  Hershey Foods Corp. ..........................        75,000     4,453,125           --            --        75,000     4,453,125
  Nike Inc., B .................................        50,000     3,165,625          100         6,331        50,100     3,171,956
  PepsiCo Inc. .................................        30,000     1,160,625           --            --        30,000     1,160,625
  Philip Morris Cos. Inc. ......................        85,000     3,415,938          200         8,038        85,200     3,423,976
  Procter & Gamble Co. .........................        30,000     2,677,500           --            --        30,000     2,677,500
                                                                 -----------                -----------                 -----------
                                                                  17,326,563                     19,007                  17,345,570
                                                                 -----------                -----------                 -----------
  CONSUMER SERVICES 3.0%
  McDonald's Corp. .............................       100,000     4,131,250           --            --       100,000     4,131,250
a Mirage Resorts Inc. ..........................       110,000     1,842,500          300         5,025       110,300     1,847,525
  Time Warner Inc. .............................        64,000     4,704,000           --            --        64,000     4,704,000
                                                                 -----------                -----------                 -----------
                                                                  10,677,750                      5,025                  10,682,775
                                                                 -----------                -----------                 -----------
  ELECTRONIC TECHNOLOGY 18.5%
a 3Com Corp. ...................................        85,000     2,268,438          100         2,669        85,100     2,271,107
a Applied Materials Inc. .......................        55,000     4,063,125          100         7,388        55,100     4,070,513
a Cisco Systems Inc. ...........................       110,000     7,095,000          200        12,900       110,200     7,107,900
  Compaq Computer Corp. ........................       100,000     2,368,750          200         4,738       100,200     2,373,488
  Hewlett-Packard Co. ..........................        65,000     6,532,500          100        10,050        65,100     6,542,550
  Intel Corp. ..................................        50,000     2,975,000          200        11,900        50,200     2,986,900
  International Business Machines Corp. ........        50,000     6,462,500           --            --        50,000     6,462,500
a KLA-Tencor Corp. .............................        50,000     3,243,750           --            --        50,000     3,243,750
  Linear Technology Corp. ......................        65,000     4,371,250           --            --        65,000     4,371,250
  Lucent Technologies Inc. .....................        30,000     2,023,125           50         3,372        30,050     2,026,497
  Molex Inc. ...................................        63,437     2,347,169          200         7,400        63,637     2,354,569
  Nortel Networks Corp. (Canada) ...............            --            --           50         4,341            50         4,341
a Synopsys Inc. ................................        70,000     3,863,125           --            --        70,000     3,863,125
a Tellabs Inc. .................................        24,000     1,621,500           50         3,378        24,050     1,624,878
a Uniphase Corp. ...............................        40,000     6,640,000          100        16,600        40,100     6,656,600
  United Technologies Corp. ....................        60,000     4,301,250           --            --        60,000     4,301,250
a Xilinx Inc. ..................................       100,000     5,725,000           --            --       100,000     5,725,000
                                                                 -----------                -----------                 -----------
                                                                  65,901,482                     84,736                  65,986,218
                                                                 -----------                -----------                 -----------
  ENERGY MINERALS 1.9%
a Barrett Resources Corp. ......................        58,200     2,233,425           --            --        58,200     2,233,425
  Royal Dutch Petroleum Co., N.Y. shs.,
   ADR (Netherlands) ...........................        75,000     4,518,750          100         6,025        75,100     4,524,775
                                                                 -----------                -----------                 -----------
                                                                   6,752,175                      6,025                   6,758,200
                                                                 -----------                -----------                 -----------
  FINANCE 9.6%
  American International Group Inc. ............        33,550     3,927,447           --            --        33,550     3,927,447
  Associates First Capital Corp., A ............        70,000     3,101,875          200         8,863        70,200     3,110,738
  Bank One Corp. ...............................        85,000     5,062,813           --            --        85,000     5,062,813
  Charles Schwab Corp. .........................        32,500     3,570,938           50         5,494        32,550     3,576,432
  Citigroup Inc. ...............................       127,500     6,056,250          150         7,125       127,650     6,063,375
  Fannie Mae ...................................        75,000     5,128,125          100         6,838        75,100     5,134,963
a Goldman Sachs Group Inc. .....................        22,600     1,632,850          100         7,225        22,700     1,640,075
  Providian Financial Corp. ....................        38,000     3,553,000           --            --        38,000     3,553,000
a TD Waterhouse Group Inc. .....................        89,900     2,253,119          200         5,013        90,100     2,258,132
                                                                 -----------                -----------                 -----------
                                                                  34,286,417                     40,558                  34,326,975
                                                                 -----------                -----------                 -----------
      See accompanying notes to pro forma combining financial statements.

                                        5

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                             VIP CAPITAL GROWTH FUND
                                                      VIP CAPITAL GROWTH FUND  TVP GROWTH INVESTMENTS FUND     PRO FORMA COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                                        SHARES      VALUE           SHARES    VALUE           SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH SERVICES 1.0%
  McKesson HBOC Inc. ...........................        59,000   $ 1,895,375           50   $     1,606        59,050   $ 1,896,981
  Omnicare Inc. ................................       120,000     1,767,500           --            --       120,000     1,767,500
                                                                 -----------                -----------                 -----------
                                                                   3,662,875                      1,606                   3,664,481
                                                                 -----------                -----------                 -----------
  HEALTH TECHNOLOGY 13.8%
  Abbott Laboratories ..........................       110,000     5,005,000          200         9,100       110,200     5,014,100
  American Home Products Corp. .................        60,000     3,450,000          100         5,750        60,100     3,455,750
a Amgen Inc. ...................................        90,000     5,478,750           --            --        90,000     5,478,750
  Baxter International Inc. ....................        70,000     4,243,750          100         6,063        70,100     4,249,813
a Boston Scientific Corp. ......................        85,000     3,734,688          100         4,394        85,100     3,739,082
  Bristol-Myers Squibb Co. .....................        80,000     5,635,000           --            --        80,000     5,635,000
a Centocor Inc. ................................        21,000       979,125           --            --        21,000       979,125
  Eli Lilly & Co. ..............................        40,000     2,865,000           --            --        40,000     2,865,000
a Guidant Corp. ................................         5,000       257,188          100         5,144         5,100       262,332
  Johnson & Johnson ............................        55,000     5,390,000          100         9,800        55,100     5,399,800
  Medtronic Inc. ...............................        50,000     3,893,750           --            --        50,000     3,893,750
  Merck & Co. Inc. .............................        15,000     1,110,000           --            --        15,000     1,110,000
  Pfizer Inc. ..................................        22,000     2,414,500           --            --        22,000     2,414,500
  Schering-Plough Corp. ........................        90,000     4,770,000          200        10,600        90,200     4,780,600
                                                                 -----------                -----------                 -----------
                                                                  49,226,751                     50,851                  49,277,602
                                                                 -----------                -----------                 -----------
  INDUSTRIAL SERVICES 3.6%
a AES Corp. ....................................        65,000     3,778,125          100         5,813        65,100     3,783,938
a Republic Services Inc., A ....................       164,500     4,071,375          200         4,950       164,700     4,076,325
  Schlumberger Ltd. ............................        75,000     4,776,563           --            --        75,000     4,776,563
                                                                 -----------                -----------                 -----------
                                                                  12,626,063                     10,763                  12,636,826
                                                                 -----------                -----------                 -----------
  NON-ENERGY MINERALS 1.0%
  De Beers Consolidated Mines AG, ADR
   (South Africa) ..............................       150,000     3,581,250          200         4,775       150,200     3,586,025
                                                                 -----------                -----------                 -----------
  PROCESS INDUSTRIES 3.4%
  Air Products & Chemicals Inc. ................        70,000     2,817,500          200         8,050        70,200     2,825,550
  Millipore Corp. ..............................        60,000     2,433,750           --            --        60,000     2,433,750
a Owens-Illinois Inc. ..........................        60,000     1,961,250           --            --        60,000     1,961,250
  Pall Corp. ...................................       110,000     2,440,625          200         4,438       110,200     2,445,063
  Sigma-Aldrich Corp. ..........................        70,000     2,410,625           --            --        70,000     2,410,625
                                                                 -----------                -----------                 -----------
                                                                  12,063,750                     12,488                  12,076,238
                                                                 -----------                -----------                 -----------
  PRODUCER MANUFACTURING 1.8%
  Avery Dennison Corp. .........................        30,000     1,811,250           --            --        30,000     1,811,250
  Emerson Electric Co. .........................        40,000     2,515,000          100         6,288        40,100     2,521,288
  Minnesota Mining & Manufacturing Co. .........        25,000     2,173,438           --            --        25,000     2,173,438
                                                                 -----------                -----------                 -----------
                                                                   6,499,688                      6,288                   6,505,976
                                                                 -----------                -----------                 -----------
  RETAIL TRADE 4.5%
  Albertson's Inc. .............................        85,000     4,382,813          100         5,156        85,100     4,387,969
  Tiffany & Co. ................................        60,000     5,790,000          100         9,650        60,100     5,799,650
  Wal-Mart Stores Inc. .........................       120,000     5,790,000           --            --       120,000     5,790,000
                                                                 -----------                -----------                 -----------
                                                                  15,962,813                     14,806                  15,977,619
                                                                 -----------                -----------                 -----------
  TECHNOLOGY SERVICES 6.6%
  Automatic Data Processing Inc. ...............       150,000     6,600,000          200         8,800       150,200     6,608,800
a Computer Sciences Corp. ......................        50,000     3,459,375           --            --        50,000     3,459,375
a EMC Corp. ....................................        50,000     2,750,000           --            --        50,000     2,750,000
a Microsoft Corp. ..............................        80,000     7,215,000          200        18,038        80,200     7,233,038
a Oracle Corp. .................................        90,000     3,341,250           --            --        90,000     3,341,250
                                                                 -----------                -----------                 -----------
                                                                  23,365,625                     26,838                  23,392,463
                                                                 -----------                -----------                 -----------
  TELECOMMUNICATIONS 2.4%
  GTE Corp. ....................................        50,000     3,787,500           --            --        50,000     3,787,500
  Vodafone AirTouch PLC, ADR
   (United Kingdom) ............................        25,000     4,925,000           50         9,850        25,050     4,934,850
                                                                 -----------                -----------                 -----------
                                                                   8,712,500                      9,850                   8,722,350
                                                                 -----------                -----------                 -----------

      See accompanying notes to pro forma combining financial statements.

                                       6

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP CAPITAL GROWTH FUND
                                                      VIP CAPITAL GROWTH FUND  TVP GROWTH INVESTMENTS FUND     PRO FORMA COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                                        SHARES      VALUE           SHARES    VALUE           SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION 2.6%
  Air Express International Corp. ..............       150,000   $ 3,806,250          300   $     7,613       150,300   $ 3,813,863
  Expeditors International of
   Washington Inc. .............................       120,000     3,270,000          200         5,450       120,200     3,275,450
  Southwest Airlines Co. .......................        70,000     2,178,750           --            --        70,000     2,178,750
                                                                 -----------                -----------                 -----------
                                                                   9,255,000                     13,063                   9,268,063
                                                                 -----------                -----------                 -----------
  UTILITIES 4.4%
  CMS Energy Corp. .............................       117,000     4,899,375          150         6,281       117,150     4,905,656
  Dominion Resources Inc. ......................        42,000     1,819,125          100         4,331        42,100     1,823,456
  Enron Corp. ..................................        60,000     4,905,000          100         8,175        60,100     4,913,175
  MCN Energy Group Inc. ........................        90,100     1,869,570          150         3,113        90,250     1,872,683
  PECO Energy Co. ..............................        50,000     2,093,750          100         4,189        50,100     2,097,939
                                                                 -----------                -----------                 -----------
                                                                  15,586,820                     26,089                  15,612,909
                                                                 -----------                -----------                 -----------
    TOTAL LONG TERM INVESTMENTS
      (COST $238,590,005)                                        313,872,522                    358,857                 314,231,379
                                                                 -----------                -----------                 -----------
                                                     PRINCIPAL                   PRINCIPAL                  PRINCIPAL
                                                      AMOUNT                      AMOUNT                     AMOUNT
                                                   -----------                 -----------                -----------
b REPURCHASE AGREEMENT 11.8%
  Joint Repurchase Agreement,
    4.767%, 7/01/99,
    (Maturity Value $42,202,325)
    (COST $42,196,737) .........................   $42,076,712    42,076,712     $120,025       120,025   $42,196,737    42,196,737
     Barclays Capital Inc.
      (Maturity Value $5,323,400)
     Bear, Stearns & Co. Inc.
      (Maturity Value $4,697,118)
     Chase Securities Inc.
      (Maturity Value $869,368)
     CIBC Oppenheimer Corp.
      (Maturity Value $5,323,400)
     Donaldson, Lufkin & Jenrette
      Securities Corp.
      (Maturity Value $3,757,695)
     Dresdner Kleinwort Benson,
      North America LLC
      (Maturity Value $3,757,695)
     Goldman, Sachs & Co.
      (Maturity Value $1,878,847)
     NationsBanc Montgomery
      Securities LLC
      (Maturity Value $3,757,695)
     Paine Webber Inc.
      (Maturity Value $3,757,695)
     Paribas Corp.
      (Maturity Value $3,756,011)
     Warburg Dillon Read LLC
      (Maturity Value $5,323,401)
     Collateralized by U.S. Treasury Bills & Notes
                                                                 -----------                -----------                 -----------
 TOTAL INVESTMENTS
  (COST $280,786,742) 100.0%                                     355,949,234                    478,882                 356,428,116
 OTHER ASSETS, LESS LIABILITIES                                     (105,172)                     9,707                     (95,465)
                                                                 -----------                -----------                 -----------
 NET ASSETS 100.0%                                              $355,844,062                   $488,589                $356,332,651
                                                                 ===========                ===========                 ===========

a  Non-income producing.
b Investment is through participation in a joint account with other funds managed by the investment advisor. At 6/30/99, all repurchase agreements had been entered into on that date.

      See accompanying notes to pro forma combining financial statements.

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                                                                                        VIP
                                                                                                                      CAPITAL
                                                                                VIP                    TVP          GROWTH FUND
                                                                              CAPITAL                GROWTH          PRO FORMA
                                                                            GROWTH FUND          INVESTMENTS FUND     COMBINED
                                                                            --------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................          $238,302,547          $    287,458          $238,590,005
                                                                            --------------------------------------------------------
  Value ..........................................................           313,872,522               358,857           314,231,379
 Repurchase agreements, at value and cost ........................            42,076,712               120,025            42,196,737
  Receivables:
   Investment securities sold ....................................             1,657,275                16,784             1,674,059
   Capital shares sold ...........................................               967,061                 1,505               968,566
   Dividends and interest ........................................               688,532                   236               688,768
                                                                            --------------------------------------------------------
      Total assets ...............................................           359,262,102               497,407           359,759,509
                                                                            --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................................             2,374,950                 5,644             2,380,594
  Capital shares redeemed ........................................               811,754                    --               811,754
  Affiliates .....................................................               210,988                    --               210,988
  Custodian fees .................................................                   881                    --                   881
  Postage and mailing fees .......................................                10,911                    --                10,911
 Other liabilities ...............................................                 8,556                 3,174                11,730
                                                                            --------------------------------------------------------
      Total liabilities ..........................................             3,418,040                 8,818             3,426,858
                                                                            --------------------------------------------------------
       Net assets, at value ......................................          $355,844,062          $    488,589          $356,332,651
                                                                            ========================================================
CLASS 1 :
 Net assets, at value ............................................          $355,536,656          $    488,589          $356,025,245
                                                                            ========================================================
 Shares outstanding** ............................................            19,689,451                37,220            19,716,505
                                                                            ========================================================
 Net asset value and offering price per share ....................          $      18.06          $      13.13          $      18.06
                                                                            ========================================================
CLASS 2 :
 Net assets, at value ............................................          $    307,406                   N/A          $    307,406
                                                                            ========================================================
 Shares outstanding ..............................................                17,055                   N/A                17,055
                                                                            ========================================================
 Net asset value and offering price per share ....................          $      18.02                   N/A          $      18.02
                                                                            ========================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                             VIP
                                                                                                                           CAPITAL
                                                                        VIP               TVP                            GROWTH FUND
                                                                      CAPITAL           GROWTH             PRO FORMA      PRO FORMA
                                                                    GROWTH FUND      INVESTMENTS FUND      ADJUSTMENTS     COMBINED
                                                                    ----------------------------------------------------------------
Investment income:1
 Dividends ...................................................      $ 1,166,373      $     1,495                --       $ 1,167,868
 Interest ....................................................        1,245,140            1,997                --         1,247,137
                                                                    ----------------------------------------------------------------
      Total investment income ................................        2,411,513            3,492                --         2,415,005
                                                                    ----------------------------------------------------------------
Expenses:
 Management fees .............................................        1,141,192            1,133               472  2      1,142,797
 Administrative fees .........................................               --              221              (221) 3             --
 Distribution fees - Class 2 .................................              198               --               (33)              165
 Custodian fees ..............................................            1,351               20                --             1,371
 Reports to shareholders .....................................           18,685            3,682                --            22,367
 Registration and filing fees ................................               --               37                --                37
 Professional fees ...........................................            4,961              261                --             5,222
 Trustees' fees and expenses .................................              785              254                --             1,039
 Other .......................................................              784               93                --               877
                                                                    ----------------------------------------------------------------
      Total expenses .........................................        1,167,956            5,701               218         1,173,875
      Expenses waived/paid by affiliate ......................               --           (3,849)            3,849 4              --
                                                                    ----------------------------------------------------------------
       Net expenses ..........................................        1,167,956            1,852             4,067         1,173,875
                                                                    ----------------------------------------------------------------
        Net investment income ................................        1,243,557            1,640            (4,067)        1,241,130
                                                                    ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ..........................        4,715,973           21,796                --         4,737,769
 Net unrealized appreciation on investments ..................       30,659,765           38,157                --        30,697,922
                                                                    ----------------------------------------------------------------
Net realized and unrealized gain .............................       35,375,738           59,953                --        35,435,691
                                                                    ----------------------------------------------------------------
Net increase in net assets resulting from operations .........      $36,619,295      $    61,593       $    (4,067)      $36,676,821
                                                                    ================================================================

1   Net of foreign taxes and fees of $13,674 for the VIP Capital Growth Fund.

2 Pro Forma adjustment for difference in Management fee schedule. The Pro Forma Combined VIP Fund's Management fee will be .75% of the first $500 million. Fees are reduced on net assets over $500 million.

3 Under an agreement with Advisers, FT Services will provide administrative services to the Pro Forma Combined VIP Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Pro Forma Combined VIP Fund.

4 The Pro Forma adjustment to remove TVP Growth Investments expense limitation.

       See accompanying notes to pro forma combining financial statements.

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                           VIP
                                                                                                                         CAPITAL
                                                                      VIP               TVP                            GROWTH FUND
                                                                    CAPITAL           GROWTH           PRO FORMA        PRO FORMA
                                                                  GROWTH FUND     INVESTMENTS FUND2   ADJUSTMENTS       COMBINED
                                                                 ------------------------------------------------------------------
Investment Income:1
 Dividends .................................................     $  1,068,089      $      1,610      $         --      $  1,069,699
 Interest ..................................................        1,612,127             2,072                --         1,614,199
                                                                 ------------------------------------------------------------------
      Total Investment Income ..............................        2,680,216             3,682                --         2,683,898
                                                                 ------------------------------------------------------------------
Expenses:
 Management fees ...........................................        1,140,016             1,009               252 3       1,141,277
 Administrative Fees .......................................               --               250              (250)4              --
 Custodian fees ............................................            1,615                20                --             1,635
 Reports to shareholders ...................................           15,378             5,921                --            21,299
 Registration and filing fees ..............................               --                45                --                45
 Professional fees .........................................            6,705               275                --             6,980
 Trustees' fees and expenses ...............................            1,008               325                --             1,333
 Other .....................................................              961                25                --               986
                                                                 ------------------------------------------------------------------
      Total expenses .......................................        1,165,683             7,870                 2         1,173,555
      Expenses waived/paid by affiliate ....................               --            (6,176)            6,176 5              --
                                                                 ------------------------------------------------------------------
        Net expenses .......................................        1,165,683             1,694             6,178         1,173,555
                                                                 ------------------------------------------------------------------
         Net Investment Income .............................        1,514,533             1,988            (6,178)        1,510,343
                                                                 ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................       (3,325,719)           (1,610)               --        (3,327,329)
 Net unrealized appreciation on investments ................       31,691,954            33,242                --        31,725,196
                                                                 ------------------------------------------------------------------
Net realized and unrealized gain ...........................       28,366,235            31,632                --        28,397,867
                                                                 ------------------------------------------------------------------
Net increase in net assets resulting from operations .......     $ 29,880,768      $     33,620      $     (6,178)     $ 29,908,210
                                                                 ==================================================================

1 Net of foreign taxes of $13,205 and $24 for the VIP Capital Growth Fund and the TVP Growth Investments Fund, respectively.

2   For the period from May 1, 1998 to December 31, 1998

3 Pro Forma adjustment for the difference in Management fee schedule. The Pro Forma Combined VIP's Management fee will be .75% of the first $500 million.

4 Under an agreement with Advisers, FT Services will provide administrative services to the Pro Forma Combined VIP Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Pro Forma Combined VIP Fund.

5 The Pro Forma adjustment to remove the TVP Growth Investments expense limitation.

      See accompanying notes to pro forma combining financial statements.

VIP CAPITAL GROWTH FUND
TVP GROWTH INVESTMENTS FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION:

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the TVP Growth Investments Fund ("Growth Investments Fund"), the VIP Capital Growth Fund ("Capital Growth Fund") will acquire all the net assets of the Growth Investments Fund in exchange for the Class 1 shares of Capital Growth Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of Capital Growth Fund and Growth Investments Fund at June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Capital Growth Fund and the Growth Investments Fund for the period January 1, 1999 to June 30, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. SHARES OF BENEFICIAL INTEREST:

The number of Class 1 shares issued was calculated by dividing the Class 1 net assets of the TVP Growth Investments Fund at June 30, 1999 by the Class 1 net asset value per share of the VIP Capital Growth Fund at June 30, 1999.

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                            TVP                  VIP SMALL CAP FUND
                                                        VIP SMALL CAP FUND       SMALL CAP INVESTMENTS FUND      PRO FORMA COMBINED
                                                        ----------------------------------------------------------------------------
                                                         SHARES/                      SHARES/                   SHARES/
                                                         RIGHTS      VALUE            RIGHTS      VALUE         RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS 96.1%
  COMMERCIAL SERVICES 3.2%
a 24/7 Media Inc. ..............................         28,800   $ 1,108,800            500   $    19,250       29,300  $ 1,128,050
a Applied Graphics Technologies Inc. ...........         88,700     1,119,838             --            --       88,700    1,119,838
a Corporate Executive Board Co. ................          5,700       202,706          2,200        78,238        7,900      280,944
a Exchange Applications Inc. ...................         13,500       550,125            700        28,525       14,200      578,650
a Inet Technologies Inc. .......................         24,300       583,200          1,400        33,600       25,700      616,800
a Lamar Advertising Co., A .....................             --            --            800        32,750          800       32,750
  Norrell Corp. ................................         82,100     1,544,506             --            --       82,100    1,544,506
a NOVA Corp. ...................................         55,900     1,397,500          5,000       125,000       60,900    1,522,500
a Probusiness Services Inc. ....................             --            --            700        25,113          700       25,113
a RemedyTemp Inc., A ...........................         29,500       398,250             --            --       29,500      398,250
a Smith-Gardner & Associates Inc. ..............          4,100        33,056          3,300        26,606        7,400       59,662
a SOS Staffing Services Inc. ...................         75,500       396,375             --            --       75,500      396,375
a Stamps.com Inc. ..............................             --            --            900        15,750          900       15,750
a Sylvan Learning Systems Inc. .................         64,100     1,742,719          2,000        54,375       66,100    1,797,094
a Viant Corp. ..................................             --            --            200         7,000          200        7,000
a WESCO International Inc. .....................         29,100       596,550          1,500        30,750       30,600      627,300
                                                                  -----------                  -----------               -----------
                                                                    9,673,625                      476,957                10,150,582
                                                                  -----------                  -----------               -----------
  CONSUMER DURABLES .4%
a Activision Inc. ..............................         75,700     1,102,381             --            --       75,700    1,102,381
  Ethan Allen Interiors Inc. ...................             --            --          3,000       113,250        3,000      113,250
                                                                  -----------                  -----------               -----------
                                                                    1,102,381                      113,250                 1,215,631
                                                                  -----------                  -----------               -----------
  CONSUMER NON-DURABLES 2.5%
  Alberto-Culver Co., A ........................          7,100       157,407             --            --        7,100      157,407
a Sola International Inc. ......................         24,400       474,275             --            --       24,400      474,275
a Tommy Hilfiger Corp. .........................         66,800     4,909,800          5,000       367,500       71,800    5,277,300
a Tropical Sportswear International Corp. ......         33,700     1,074,188          6,000       191,250       39,700    1,265,438
  Wolverine World Wide Inc. ....................         55,000       770,000          4,300        60,200       59,300      830,200
                                                                  -----------                  -----------               -----------
                                                                    7,385,670                      618,950                 8,004,620
                                                                  -----------                  -----------               -----------
a CONSUMER SERVICES 4.4%
  BEA Systems Inc. .............................             --            --          2,900        82,831        2,900       82,831
  DeVry Inc. ...................................         77,800     1,740,775             --            --       77,800    1,740,775
  Entercom Communications Corp. ................          1,300        55,575          1,000        42,750        2,300       98,325
  Foodmaker Inc. ...............................         37,400     1,061,225          7,000       198,625       44,400    1,259,850
  Harrah's Entertainment Inc. ..................         59,900     1,317,800          6,900       151,800       66,800    1,469,600
  Intelligent Life Corp. .......................         61,600       404,250          4,400        28,875       66,000      433,125
  Jones Intercable Inc. ........................          2,100       100,800             --            --        2,100      100,800
  Jones Intercable Inc., A .....................         29,100     1,425,900          2,000        98,000       31,100    1,523,900
  MeriStar Hotels & Resorts Inc. ...............        120,000       412,500             --            --      120,000      412,500
  Prime Hospitality Corp. ......................        238,000     2,856,000          4,600        55,200      242,600    2,911,200
  Radio One Inc. ...............................          5,700       265,050            300        13,950        6,000      279,000
  SFX Entertainment Inc. .......................         39,300     2,515,200          2,550       163,200       41,850    2,678,400
  Vail Resorts Inc. ............................         51,700       904,750          3,500        61,250       55,200      966,000
                                                                  -----------                  -----------               -----------
                                                                   13,059,825                      896,481                13,956,306
                                                                  -----------                  -----------               -----------
a ELECTRONIC TECHNOLOGY 22.8%
  Advanced Energy Industries Inc. ..............         48,800     1,979,450          1,100        44,619       49,900    2,024,069
  Alpha Industries Inc. ........................         17,000       809,625          3,000       142,875       20,000      952,500
  American Xtal Technology Inc. ................             --            --          4,500       107,156        4,500      107,156
  ANTEC Corp. ..................................          5,000       160,313            200         6,413        5,200      166,726
  Aspect Telecommunications Corp. ..............         61,200       596,700          1,400        13,650       62,600      610,350
  AVT Corp. ....................................         51,200     1,939,200          1,400        53,025       52,600    1,992,225
  Brocade Communications Systems Inc. ..........          1,400       135,013            200        19,288        1,600      154,301
  Carrier Access Corp. .........................         23,300     1,020,831          2,700       118,294       26,000    1,139,125
  Catapult Communications Corp. ................         37,000       698,375          1,100        20,763       38,100      719,138
  Coherent Inc. ................................        178,400     3,322,700          6,000       111,750      184,400    3,434,450
  Com21 Inc. ...................................         75,000     1,279,688          3,400        58,013       78,400    1,337,701
  Copper Mountain Networks Inc. ................          1,100        84,975            100         7,725        1,200       92,700
  Cymer Inc. ...................................          6,500       162,500            300         7,500        6,800      170,000
  Digital Microwave Corp. ......................             --            --            600         7,650          600        7,650
  EG&G Inc. ....................................             --            --          1,000        35,625        1,000       35,625
  Electro Scientific Industries Inc. ...........             --            --          2,500       104,453        2,500      104,453

      See accompanying notes to pro forma combining financial statements.

                                       12

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                            TVP                  VIP SMALL CAP FUND
                                                        VIP SMALL CAP FUND       SMALL CAP INVESTMENTS FUND      PRO FORMA COMBINED
                                                        ----------------------------------------------------------------------------
                                                         SHARES/                      SHARES/                   SHARES/
                                                         RIGHTS      VALUE            RIGHTS      VALUE         RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a ELECTRONIC TECHNOLOGY (CONT.)
  EMCORE Corp. .................................         28,400   $   571,550          1,800   $    36,225       30,200  $   607,775
  Etec Systems Inc. ............................         38,100     1,266,825          1,700        56,525       39,800    1,323,350
  E-Tek Dynamics Inc. ..........................          6,500       309,156            500        23,781        7,000      332,937
  Excel Switching Corp. ........................         23,800       712,513            600        17,963       24,400      730,476
  Flextronics International Ltd. ...............         52,000     2,886,000          1,500        83,250       53,500    2,969,250
  FLIR Systems Inc. ............................         90,000     1,361,250          1,500        22,688       91,500    1,383,938
  FVC.COM Inc. .................................         24,000       156,000            400         2,600       24,400      158,600
  Gemstar International Group Ltd. .............         70,400     4,593,600          2,300       150,075       72,700    4,743,675
  Harmonic Inc. ................................         30,500     1,751,844             --            --       30,500    1,751,844
  hi/fn Inc. ...................................          3,000       228,375            100         7,613        3,100      235,988
  H.T.E. Inc. ..................................         47,500       160,313             --            --       47,500      160,313
  Itron Inc. ...................................         62,800       537,725             --            --       62,800      537,725
  Jabil Circuit Inc. ...........................         55,000     2,481,875          1,000        45,125       56,000    2,527,000
  Javelin Systems Inc. .........................         29,200       357,700          1,200        14,700       30,400      372,400
  Juniper Networks Inc. ........................             --            --            400        59,600          400       59,600
  Komag Inc. ...................................        317,800     1,052,713         15,000        49,688      332,800    1,102,401
  Ladish Co. Inc. ..............................         58,800       455,700             --            --       58,800      455,700
  Latitude Communications Inc. .................          5,800        75,400            300         3,900        6,100       79,300
  Lattice Semiconductor Corp. ..................         10,300       641,175          3,200       199,200       13,500      840,375
  Level One Communications Inc. ................             --            --            900        44,044          900       44,044
  Maker Communications Inc. ....................          1,000        31,000         11,000       341,000       12,000      372,000
  Mettler-Toledo International Inc. ............        122,000     3,027,125          6,000       148,875      128,000    3,176,000
  Micrel Inc. ..................................          7,500       555,000            600        44,400        8,100      599,400
  Natural MicroSystems Corp. ...................         80,900       773,606            900         8,606       81,800      782,212
  Netopia Inc. .................................             --            --            700        15,925          700       15,925
  Novellus Systems Inc. ........................         18,400     1,255,800            600        40,950       19,000    1,296,750
  Perceptron Inc. ..............................         85,000       387,813             --            --       85,000      387,813
  Photronics Inc. ..............................          8,400       205,800             --            --        8,400      205,800
  PLX Technology Inc. ..........................          5,200       246,350            200         9,475        5,400      255,825
  PMC-Sierra Inc. ..............................        106,000     6,247,375          5,000       294,688      111,000    6,542,063
  Sanmina Corp. ................................         26,800     2,033,450          2,500       189,688       29,300    2,223,138
  Security Dynamics Technologies Inc. ..........        155,700     3,308,625          8,000       170,000      163,700    3,478,625
  SIPEX Corp. ..................................         27,000       553,500          2,500        51,250       29,500      604,750
  Synopsys Inc. ................................        100,000     5,518,750          5,000       275,938      105,000    5,794,688
  Tekelec ......................................        115,900     1,412,532          5,900        71,906      121,800    1,484,438
  TriStar Aerospace Co. ........................         31,400       259,050             --            --       31,400      259,050
  Uniphase Corp. ...............................         40,900     6,789,400          2,100       348,600       43,000    7,138,000
  Veeco Instruments Inc. .......................          6,800       231,200            300        10,200        7,100      241,400
  Waters Corp. .................................         70,000     3,718,750          4,000       212,500       74,000    3,931,250
  Wavecom SA, ADR (France) .....................          8,200       107,625            500         6,563        8,700      114,188
  Western Digital Corp. ........................         60,000       390,000          6,500        42,250       66,500      432,250
                                                                  -----------                  -----------               -----------
                                                                   68,841,835                    3,958,590                72,800,425
                                                                  -----------                  -----------               -----------
  ENERGY MINERALS 4.6%
a Barrett Resources Corp. ......................        113,900     4,370,913          5,200       199,550      119,100    4,570,463
a Basin Exploration Inc. .......................             --            --          2,200        44,138        2,200       44,138
a Denbury Resources Inc. .......................         85,800       375,375             --            --       85,800      375,375
a Forest Oil Corp. .............................         56,700       712,294          3,300        41,456       60,000      753,750
a Newfield Exploration Co. .....................        125,800     3,577,438          7,200       204,750      133,000    3,782,188
  Range Resources Corp. ........................        125,000       765,625            100           613      125,100      766,238
a Santa Fe Snyder Corp. ........................        262,810     2,003,926         16,400       125,050      279,210    2,128,976
a Titan Exploration Inc. .......................        128,300       641,500             --            --      128,300      641,500
a Tom Brown Inc. ...............................         95,000     1,478,438          6,600       102,713      101,600    1,581,151
                                                                  -----------                  -----------               -----------
                                                                   13,925,509                      718,270                14,643,779
                                                                  -----------                  -----------               -----------
  FINANCE 7.7%
a Affiliated Managers Group Inc. ...............         44,700     1,349,381          2,100        63,394       46,800    1,412,775
  Allied Capital Corp. .........................         40,000       960,000             --            --       40,000      960,000
  Bank United Corp., A .........................         50,000     2,009,375          1,600        64,300       51,600    2,073,675
a DLJdirect ....................................         32,300       952,850          1,800        53,100       34,100    1,005,950
  Espirito Santo Financial Group SA, ADR
   (Luxembourg) ................................         25,900       424,113            200         3,275       26,100      427,388

      See accompanying notes to pro forma combining financial statements.

                                       13

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                            TVP                  VIP SMALL CAP FUND
                                                        VIP SMALL CAP FUND       SMALL CAP INVESTMENTS FUND      PRO FORMA COMBINED
                                                        ----------------------------------------------------------------------------
                                                         SHARES/                      SHARES/                   SHARES/
                                                         RIGHTS      VALUE            RIGHTS      VALUE         RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  FINANCE (CONT.)
  EVEREN Capital Corp. .........................         42,000   $ 1,252,125             --   $        --       42,000  $ 1,252,125
  E.W. Blanch Holdings Inc. ....................          5,000       340,938            200        13,638        5,200      354,576
  Federated Investors Inc., B ..................        122,900     2,204,519          5,700       102,244      128,600    2,306,763
a First Sierra Financial Inc. ..................         25,800       645,000          1,500        37,500       27,300      682,500
  Freedom Securities Corp. .....................         26,300       450,388             --            --       26,300      450,388
a Golden State Bancorp Inc. ....................        118,000     2,596,000          6,000       132,000      124,000    2,728,000
a Hambrecht & Quist Group ......................         20,000       742,500            800        29,700       20,800      772,200
a HealthCare Financial Partners Inc. ...........         39,100     1,339,175          1,200        41,100       40,300    1,380,275
  Heller Financial Inc. ........................         18,800       522,875            700        19,469       19,500      542,344
a Knight/Trimark Group Inc., A .................         25,100     1,513,844          1,100        66,344       26,200    1,580,188
  Metris Cos. Inc. .............................             --            --            300        12,225          300       12,225
  Mutual Risk Management Ltd. ..................         42,600     1,421,775          4,400       146,850       47,000    1,568,625
a National Discount Brokers Group Inc. .........             --            --          1,000        58,000        1,000       58,000
a Radian Group Inc .............................         31,038     1,515,045             --            --       31,038    1,515,045
a Silicon Valley Bancshares ....................         97,400     2,410,650          4,000        99,000      101,400    2,509,650
  Westamerica BanCorp ..........................         27,900     1,018,350            600        21,900       28,500    1,040,250
a WIT Capital Group Inc. .......................          3,800       129,200            300        10,200        4,100      139,400
                                                                  -----------                  -----------               -----------
                                                                   23,798,103                      974,239                24,772,342
                                                                  -----------                  -----------               -----------
a HEALTH SERVICES 2.8%
  American Dental Partners Inc. ................         20,300       225,838             --            --       20,300      225,838
  Beverly Enterprises Inc. .....................        136,900     1,103,756         10,000        80,625      146,900    1,184,381
  Careinsite Inc. ..............................             --            --         14,700       694,575       14,700      694,575
  Eclipsys Corp. ...............................          1,422        34,039             --            --        1,422       34,039
  Integrated Health Services Inc. ..............         54,000       432,000          5,000        40,000       59,000      472,000
  New American Healthcare Corp. ................          8,100        18,731          8,100        18,731
  PAREXEL International Corp. ..................         65,000       865,313          3,000        39,938       68,000      905,251
  Pediatrix Medical Group Inc. .................             --            --          1,300        27,625        1,300       27,625
  Pharmaceutical Product
   Development Inc. ............................         85,000     2,326,875          6,700       183,413       91,700    2,510,288
  Renal Care Group Inc. ........................         94,650     2,449,069          2,700        69,863       97,350    2,518,932
  Total Renal Care Holdings Inc. ...............         15,933       247,957             --            --       15,933      247,957
                                                                  -----------                  -----------               -----------
                                                                    7,703,578                    1,136,039                 8,839,617
                                                                  -----------                  -----------               -----------
a HEALTH TECHNOLOGY 1.1%
  Heska Corp. ..................................         39,300        90,881             --            --       39,300       90,881
  Inhale Therapeutic Systems Inc. ..............         59,300     1,412,081          3,000        71,438       62,300    1,483,519
  OrthoLogic Corp. .............................        226,700       559,677             --            --      226,700      559,677
  Serologicals Corp. ...........................        138,750     1,127,344         17,000       138,125      155,750    1,265,469
  SkyePharma PLC, ADR
   (United Kingdom) ............................         24,391       187,506             --            --       24,391      187,506
  SkyePharma PLC, rts., 3/31/00
   (United Kingdom) ............................         83,600            --             --            --       83,600           --
  Wesley Jessen VisionCare Inc. ................             --         1,300         42,088         1,300       42,088
                                                                  -----------                  -----------               -----------
                                                                    3,377,489                      251,651                 3,629,140
                                                                  -----------                  -----------               -----------
a INDUSTRIAL SERVICES 4.5%
  Atwood Oceanics Inc. .........................          3,400       106,250          6,000       187,500        9,400      293,750
  Casella Waste Systems Inc., A ................         12,700       330,200          3,500        91,000       16,200      421,200
  Catalytica Inc. ..............................        193,733     2,712,262          5,000        70,000      198,733    2,782,262
  Core Laboratories NV (Netherlands) ...........        110,400     1,538,700          3,000        41,813      113,400    1,580,513
  Dycom Industries Inc. ........................         15,700       879,200          5,200       291,200       20,900    1,170,400
  KTI Inc. .....................................          3,000        42,750            200         2,850        3,200       45,600
  Marine Drilling Cos. Inc. ....................         71,100       973,181          3,000        41,063       74,100    1,014,244
  Safety-Kleen Corp. ...........................         25,000       453,125          3,575        64,797       28,575      517,922
  Tuboscope Inc. ...............................        121,300     1,660,294             --            --      121,300    1,660,294
  US Liquids Inc. ..............................         74,800     1,561,450          1,800        37,575       76,600    1,599,025
  Varco International Inc. .....................        300,800     3,290,000         16,000       175,000      316,800    3,465,000
                                                                  -----------                  -----------               -----------
                                                                   13,547,412                    1,002,798                14,550,210
                                                                  -----------                  -----------               -----------
  INSURANCE 2.5%
  Financial Security Assurance
   Holdings Ltd. ...............................         63,000     3,276,000          4,000       208,000       67,000    3,484,000
  HCC Insurance Holdings Inc. ..................         32,300       732,806          4,200        95,288       36,500      828,094

      See accompanying notes to pro forma combining financial statements.

                                       14

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                            TVP                  VIP SMALL CAP FUND
                                                        VIP SMALL CAP FUND       SMALL CAP INVESTMENTS FUND      PRO FORMA COMBINED
                                                        ----------------------------------------------------------------------------
                                                         SHARES/                      SHARES/                   SHARES/
                                                         RIGHTS      VALUE            RIGHTS      VALUE         RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  INSURANCE (CONT.)
  Life USA Holding Inc. ........................         21,200   $   429,300             --   $        --       21,200  $   429,300
  Reinsurance Group of America Inc. ............         37,300     1,314,825          4,300       151,575       41,600    1,466,400
a Risk Capital Holdings Inc. ...................        125,000     1,687,500             --            --      125,000    1,687,500
                                                                  -----------                  -----------               -----------
                                                                    7,440,431                      454,863                 7,895,294
                                                                  -----------                  -----------               -----------
  NON-ENERGY MINERALS .5%
  Carpenter Technology Corp. ...................         50,000     1,428,125          1,200        34,275       51,200    1,462,400
                                                                  -----------                  -----------               -----------
  PROCESS INDUSTRIES 1.5%
  ChemFirst Inc. ...............................         85,100     2,068,994             --            --       85,100    2,068,994
a CUNO Inc. ....................................         29,000       554,625          1,600        30,600       30,600      585,225
  Optical Coating Laboratory Inc. ..............         24,600     2,057,175          2,100       175,613       26,700    2,232,788
                                                                  -----------                  -----------               -----------
                                                                   4,680,794                       206,213                 4,887,007
                                                                  -----------                  -----------               -----------
  PRODUCER MANUFACTURING 3.6%
a Gentex Corp. .................................        127,800     3,578,400          5,400       151,200      133,200    3,729,600
  Gibraltar Steel Corp. ........................        100,000     2,475,000          2,800        69,300      102,800    2,544,300
  JLG Industries Inc. ..........................        111,400     2,269,775          6,000       122,250      117,400    2,392,025
a Polycom Inc. .................................         10,800       421,200          6,500       253,500       17,300      674,700
  Reliance Steel & Aluminum Co. ................          9,000       351,000             --            --        9,000      351,000
  Roper Industries Inc. ........................         57,400     1,836,800          4,600       147,200       62,000    1,984,000
                                                                  -----------                  -----------               -----------
                                                                   10,932,175                      743,450                11,675,625
                                                                  -----------                  -----------               -----------
  REAL ESTATE 3.6%
  Arden Realty Inc. ............................         86,000     2,117,750          3,000        73,875       89,000    2,191,625
  Camden Property Trust ........................         75,000     2,081,250          3,600        99,900       78,600    2,181,150
  Colonial Properties Trust ....................         15,400       435,050             --            --       15,400      435,050
  FelCor Lodging Trust Inc. ....................         50,000     1,037,500            800        16,600       50,800    1,054,100
  Glenborough Realty Trust Inc. ................         54,100       946,750          3,000        52,500       57,100      999,250
  Innkeepers USA Trust .........................         98,900       989,000             --            --       98,900      989,000
  MeriStar Hospitality Corp. ...................        130,000     2,916,875          8,000       179,500      138,000    3,096,375
  SL Green Realty Corp. ........................         30,900       631,519             --            --       30,900      631,519
                                                                  -----------                  -----------               -----------
                                                                   11,155,694                      422,375                11,578,069
                                                                  -----------                  -----------               -----------
  RETAIL TRADE 1.1%
a Beyond.com Corp. .............................         54,500     1,563,469          1,300        37,294       55,800    1,600,763
  Claire's Stores Inc. .........................         34,000       871,250          6,700       171,688       40,700    1,042,938
a Guitar Center Inc. ...........................         55,000       574,063          2,500        26,094       57,500      600,157
a The Men's Wearhouse Inc. .....................             --            --          8,000       204,000        8,000      204,000
                                                                  -----------                  -----------               -----------
                                                                    3,008,782                      439,076                 3,447,858
                                                                  -----------                  -----------               -----------
a TECHNOLOGY SERVICES 20.2%
  Affiliated Computer Services Inc., A .........        135,300     6,849,563          7,000       354,375      142,300    7,203,938
  Ask Jeeves Inc. ..............................             --            --            100         1,400          100        1,400
  AppNet Systems Inc. ..........................             --            --          3,900        52,406        3,900       52,406
  BackWeb Technologies Ltd. ....................          1,100        30,113            100         2,738        1,200       32,851
  Brightpoint Inc. .............................         12,900        78,206          2,100        12,731       15,000       90,937
  Brio Technology Inc. .........................         13,000       260,000             --            --       13,000      260,000
  BroadVision Inc. .............................         26,600     1,961,750          1,200        88,500       27,800    2,050,250
  Check Point Software Technologies Ltd. .......         11,700       627,413             --            --       11,700      627,413
  Citrix Systems Inc. ..........................         37,800     2,135,700          1,400        79,100       39,200    2,214,800
  Complete Business Solutions Inc. .............         69,600     1,248,450         10,000       179,375       79,600    1,427,825
  Concord Communications Inc. ..................         30,000     1,350,000          1,000        45,000       31,000    1,395,000
  Cybersourc Corp. .............................             --            --            600         8,850          600        8,850
  Deltek Systems Inc. ..........................         13,800       136,275            300         2,963       14,100      139,238
  Digital Island Inc. ..........................             --            --          1,000        17,938        1,000       17,938
  Documentum Inc. ..............................         40,000       522,500          1,500        19,594       41,500      542,094
  DoubleClick Inc. .............................         19,100     1,752,425            600        55,050       19,700    1,807,475
  Entrust Technologies Inc. ....................         55,200     1,835,400          3,000        99,750       58,200    1,935,150
  Exodus Communications Inc. ...................          9,600     1,151,400          1,200       143,925       10,800    1,295,325
  High Speed Access Corp. ......................          9,600       246,000            600        15,375       10,200      261,375
  HNC Software Inc. ............................         90,000     2,773,125          4,000       123,250       94,000    2,896,375
  i2 Technologies Inc. .........................        117,600     5,056,800          6,800       292,400      124,400    5,349,200
  Integrated Systems Inc. ......................         98,100     1,152,675            400         4,700       98,500    1,157,375
  International Network Services ...............         88,200     3,561,075          5,500       222,063       93,700    3,783,138

      See accompanying notes to pro forma combining financial statements.

                                       15

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                            TVP                  VIP SMALL CAP FUND
                                                        VIP SMALL CAP FUND       SMALL CAP INVESTMENTS FUND      PRO FORMA COMBINED
                                                        ----------------------------------------------------------------------------
                                                         SHARES/                      SHARES/                   SHARES/
                                                         RIGHTS      VALUE            RIGHTS      VALUE         RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a TECHNOLOGY SERVICES (CONT.)
  Intuit Inc. ..................................         21,800   $ 1,964,725            800   $    72,100       22,600  $ 2,036,825
  ISS Group Inc. ...............................          8,000       302,000            400        15,100        8,400      317,100
  Keane Inc. ...................................         30,000       678,750          1,600        36,200       31,600      714,950
  Legato Systems Inc. ..........................         39,200     2,263,800          3,300       190,575       42,500    2,454,375
  Marimba Inc. .................................            900        47,419            100         5,269        1,000       52,688
  Media Metrix Inc. ............................         13,900       740,175            700        37,275       14,600      777,450
  Micromuse Inc. ...............................         57,000     2,842,875          2,340       116,708       59,340    2,959,583
  MicroStrategy Inc. ...........................         19,500       738,563            300        11,363       19,800      749,926
  Mpath Interactive Inc. .......................          2,000        44,000            100         2,200        2,100       46,200
  Proxicom Inc. ................................          8,400       215,775            300         7,706        8,700      223,481
  Sapient Corp. ................................         41,300     2,338,613          3,000       169,875       44,300    2,508,488
  Serena Software Inc. .........................         22,200       298,313            500         6,719       22,700      305,032
  Software.com Inc. ............................             --            --            500        11,594          500       11,594
  SS&C Technologies Inc. .......................          2,800        21,350             --            --        2,800       21,350
  StarMedia Network Inc. .......................         23,500     1,506,938          1,300        83,363       24,800    1,590,301
  Sykes Enterprises Inc. .......................          5,300       176,888            800        26,700        6,100      203,588
  TenFold Corp. ................................          3,400       107,950            200         6,350        3,600      114,300
  Transaction Systems Architects Inc., A .......         42,000     1,638,000             --            --       42,000    1,638,000
  Vantive Corp. ................................         50,400       576,450             --            --       50,400      576,450
  Verio Inc. ...................................         56,000     3,892,000          2,800       194,600       58,800    4,086,600
  VERITAS Software Corp. .......................         35,000     3,322,813          2,400       227,850       37,400    3,550,663
  Vignette Corp. ...............................         13,800     1,035,000          1,500       112,500       15,300    1,147,500
  Whittman-Hart Inc. ...........................         55,500     1,762,125          6,600       209,550       62,100    1,971,675
  Wind River Systems Inc. ......................        121,050     1,944,366          4,250        68,266      125,300    2,012,632
                                                                  -----------                  -----------               -----------
                                                                   61,187,758                    3,433,346                64,621,104
                                                                  -----------                  -----------               -----------
a TELECOMMUNICATIONS 5.9%
  AT&T Canada Inc., B (Canada) .................          7,300       467,656            200        12,813        7,500      480,469
  Clearnet Communications Inc., A
   (Canada) ....................................         19,300       268,994          1,200        16,725       20,500      285,719
  ICG Communications Inc. ......................        126,000     2,693,250          5,000       106,875      131,000    2,800,125
  ITC DeltaCom Inc. ............................         18,500       518,000            900        25,200       19,400      543,200
  Millicom International Cellular SA
   (Luxembourg) ................................         58,100     1,830,150          3,400       107,100       61,500    1,937,250
  Pacific Gateway Exchange Inc. ................         54,300     1,581,488             --            --       54,300    1,581,488
  Pinnacle Holdings Inc. .......................         65,600     1,607,200          2,100        51,450       67,700    1,658,650
  Primus Telecommunications Group Inc. .........         87,800     1,970,013          1,700        38,144       89,500    2,008,157
  Rhythms NetConnections Inc. ..................          2,900       169,288            100         5,838        3,000      175,126
  Rural Cellular Corp., A ......................        109,300     2,186,000             --            --      109,300    2,186,000
  Time Warner Telecom Inc. .....................         11,000       319,000            600        17,400       11,600      336,400
  VoiceStream Wireless Corp. ...................         83,100     2,363,156          3,000        85,313       86,100    2,448,469
  Western Wireless Corp., A ....................         83,100     2,243,685          3,000        80,980       86,100    2,324,665
                                                                  -----------                  -----------               -----------
                                                                   18,217,880                      547,838                18,765,718
                                                                  -----------                  -----------               -----------
  TRANSPORTATION 3.2%
  Air Express International Corp. ..............         60,000     1,522,500          1,400        35,525       61,400    1,558,025
a Alaska Air Group Inc. ........................             --            --          2,200        91,850        2,200       91,850
a Atlantic Coast Airlines Holdings Inc. ........        121,000     2,299,000          3,000        57,000      124,000    2,356,000
  C.H. Robinson Worldwide Inc. .................         72,600     2,668,050          4,500       165,375       77,100    2,833,425
  Expeditors International of
   Washington Inc. .............................        109,600     2,986,600          9,000       245,250      118,600    3,231,850
a Mesaba Holdings Inc. .........................         12,900       164,475             --            --       12,900      164,475
                                                                  -----------                  -----------               -----------
                                                                    9,640,625                      595,000                10,235,625
                                                                  -----------                  -----------               -----------
  TOTAL LONG TERM INVESTMENTS
   (COST $260,455,695) .........................                  290,107,691                   17,023,661               307,131,352
                                                                  -----------                  -----------               -----------

      See accompanying notes to pro forma combining financial statements.

                                       16

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                            TVP                  VIP SMALL CAP FUND
                                                        VIP SMALL CAP FUND       SMALL CAP INVESTMENTS FUND      PRO FORMA COMBINED
                                                    --------------------------------------------------------------------------------
                                                    PRINCIPAL                   PRINCIPAL                PRINCIPAL
                                                     AMOUNT          VALUE       AMOUNT      VALUE         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
b REPURCHASE AGREEMENT 6.7%
  Joint Repurchase Agreement,
   4.767%, 7/01/99,
   (Maturity Value $21,368,951)
   (COST $21,366,121) ..........................  $  18,106,327   $18,106,327  $   3,259,794   $ 3,259,794  $21,366,121  $21,366,121
    Barclays Capital Inc. ......................
     (Maturity Value $2,695,480)
    Bear, Stearns & Co. Inc. ...................
      (Maturity Value $2,377,933)
    Chase Securities Inc. ......................
      (Maturity Value $440,201)
    CIBC Oppenheimer Corp. .....................
      (Maturity Value $2,695,480)
    Donaldson, Lufkin & Jenrette
      Securities Corp. .........................
      (Maturity Value $1,902,692)
    Dresdner Kleinwort Benson,
      North America LLC
      (Maturity Value $1,902,692)
    Goldman, Sachs & Co. .......................
      (Maturity Value $950,917)
    NationsBanc Montgomery
      Securities LLC
      (Maturity Value $1,902,692)
    Paine Webber Inc. ..........................
      (Maturity Value $1,902,692)
    Paribas Corp. ..............................
      (Maturity Value $1,902,692)
    Warburg Dillon Read LLC
      (Maturity Value $2,695,480)
      Collateralized by U.S. Treasury
       Bills & Notes
                                                                  -----------                  -----------               -----------
  TOTAL INVESTMENTS
 (COST $281,821,816) 102.8% ....................                  308,214,018                   20,283,455              328,497,473
  OTHER ASSETS, LESS LIABILITIES (2.8%) ........                   (8,958,782)                      67,017               (8,891,765)
                                                                  -----------                  -----------               -----------
  NET ASSETS 100.0% ............................                 $299,255,236                  $20,350,472              $319,605,708
                                                                  ===========                  ===========               ===========

a  Non-income producing.

b Investment is through participation in a joint account with other funds managed by the investment advisor. At 6/30/99, all repurchase agreements had been entered into on that date.

      See accompanying notes to pro forma combining financial statements.

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                                                                                            VIP
                                                                             VIP                      TVP             SMALL CAP FUND
                                                                           SMALL CAP                SMALL CAP             PRO FORMA
                                                                             FUND               INVESTMENTS FUND          COMBINED
                                                                            --------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................          $246,346,501          $ 14,109,194          $260,455,695
                                                                            --------------------------------------------------------
  Value ..........................................................           290,107,691            17,023,661           307,131,352
 Repurchase agreements, at value and cost ........................            18,106,327             3,259,794            21,366,121
  Receivables:

   Investment securities sold ....................................               846,042                84,288               930,330
   Capital shares sold ...........................................               450,470                96,826               547,296
   Dividends and interest ........................................               147,406                 5,151               152,557
                                                                            --------------------------------------------------------
      Total assets ...............................................           309,657,936            20,469,720           330,127,656
                                                                            --------------------------------------------------------
Liabilities:
 Payables:

  Investment securities purchased ................................               537,835                56,057               593,892
  Affiliates .....................................................               179,512                20,960               200,472
  Custodian fees .................................................                 1,757                    --                 1,757
  Postage and mailing fees .......................................                 9,648                    --                 9,648
 Payable upon return of securities loaned ........................             9,656,982                    --             9,656,982
 Other liabilities ...............................................                16,966                42,231                59,197
                                                                            --------------------------------------------------------
      Total liabilities ..........................................            10,402,700               119,248            10,521,948
                                                                            --------------------------------------------------------
       Net assets, at value ......................................          $299,255,236          $ 20,350,472          $319,605,708
                                                                            --------------------------------------------------------
CLASS 1 :

 Net assets, at value ............................................          $299,177,022          $    482,735          $299,659,757
                                                                            ========================================================
 Shares outstanding** ............................................            18,724,755                44,934            18,754,964
                                                                            ========================================================
 Net asset value and offering price per share ....................          $      15.98          $      10.74          $      15.98
                                                                            ========================================================
CLASS 2 :

 Net assets, at value ............................................          $     78,214          $ 19,867,737          $ 19,945,951
                                                                            ========================================================
 Shares outstanding** ............................................                 4,903             1,852,384             1,250,529
                                                                            ========================================================
 Net asset value and offering price per share ....................          $      15.95          $      10.73          $      15.95
                                                                            ========================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                           VIP
                                                                      VIP               TVP                           SMALL CAP FUND
                                                                   SMALL CAP          SMALL CAP           PRO FORMA      PRO FORMA
                                                                     FUND          INVESTMENTS FUND       ADJUSTMENTS    COMBINED
                                                                 ------------------------------------------------------------------
Investment income:
 Dividends .................................................     $    695,579      $     17,563                --      $    713,142
 Interest ..................................................          321,047            60,320                --           381,367
                                                                 ------------------------------------------------------------------
      Total investment income ..............................        1,016,626            77,883                --         1,094,509
                                                                 ------------------------------------------------------------------
Expenses:
 Management fees ...........................................        1,101,012            45,181            77,159 1       1,223,352
 Administrative fees .......................................               --             7,322            (7,322)2              --
 Distribution fees - Class 2 ...............................               32            14,812                (5)           14,839
 Custodian fees ............................................            1,757                98                --             1,855
 Reports to shareholders ...................................           19,744             4,685                --            24,429
 Registration and filing fees ..............................               --               262                --               262
 Professional fees .........................................            7,859             1,135                --             8,994
 Trustees' fees and expenses ...............................            1,228             1,808                --             3,036
 Other .....................................................            3,105             5,413                --             8,518
                                                                 ------------------------------------------------------------------
      Total expenses .......................................        1,134,737            80,716            69,832         1,285,285
      Expenses waived/paid by affiliate ....................               --            (6,115)            6,115 3              --
                                                                 ------------------------------------------------------------------
       Net expenses ........................................        1,134,737            74,601            75,947         1,285,285
                                                                 ------------------------------------------------------------------
        Net investment income (loss) .......................         (118,111)            3,282           (75,947)         (190,776)
                                                                 ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ........................       15,619,206           369,105                --        15,988,311
 Net unrealized depreciation on investments ................       27,500,843         2,449,410                --        29,950,253
                                                                 ------------------------------------------------------------------
Net realized and unrealized gain ...........................       43,120,049         2,818,515                --        45,938,564
                                                                 ------------------------------------------------------------------
Net increase in net assets resulting from operations .......     $ 43,001,938      $  2,821,797      $    (75,947)     $ 45,747,788
                                                                 ==================================================================

1 Pro Forma adjustment for difference in Management fee schedule. Apart from the reorganization, the shareholders of the VIP Franklin Small Cap Fund are voting to approve a new investment advisory agreement with Management fees of .80% of the first $500 million. Fees are reduced on net assets over $500 million.

2 Under an agreement with Advisers, FT Services will provide administrative services to the Pro Forma Combined VIP Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Pro Forma Combined VIP Fund.

3 The Pro Forma adjustment to remove TVP Small Cap Investments expense limitation.

      See accompanying notes to pro forma combining financial statements.

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                           VIP
                                                                             VIP             TVP                      SMALL CAP FUND
                                                                          SMALL CAP       SMALL CAP        PRO FORMA     PRO FORMA
                                                                             FUND      INVESTMENTS FUND 2  ADJUSTMENTS   COMBINED
                                                                        -----------------------------------------------------------
Investment income:1
 Dividends .........................................................    $ 2,319,218     $     6,742     $        --     $ 2,325,960
 Interest ..........................................................      1,708,834          23,149              --       1,731,983
                                                                        -----------------------------------------------------------
      Total investment income ......................................      4,028,052          29,891              --       4,057,943
                                                                        -----------------------------------------------------------
Expenses:
 Management fees ...................................................      2,365,309           7,524         157,129 3     2,529,962
 Administrative fees ...............................................             --           1,450          (1,450)4            --
 Distribution fees - Class 2 .......................................             --           2,112              --           2,112
 Custodian fees ....................................................          4,422             100              --           4,522
 Reports to shareholders ...........................................         34,998           4,900              --          39,898
 Registration and filing fees ......................................             --             275              --             275
 Professional fees .................................................         13,196           1,350              --          14,546
 Trustees' fees and expenses .......................................          2,123           1,900              --           4,023
 Other .............................................................          4,592             103              --           4,695
                                                                        -----------------------------------------------------------
      Total expenses ...............................................      2,424,640          19,714         155,679       2,600,033
      Expenses waived/paid by affiliate ............................             --          (7,529)          7,529 5            --
                                                                        -----------------------------------------------------------
        Net expenses ...............................................      2,424,640          12,185         163,208       2,600,033
                                                                        -----------------------------------------------------------
         Net Investment Income .....................................      1,603,412          17,706        (163,208)      1,457,910
                                                                        -----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................       (193,079)        182,914              --         (10,165)
  Foreign currency transactions ....................................        (36,347)             --              --         (36,347)
                                                                        -----------------------------------------------------------
        Net Realized gain (loss) ...................................       (229,426)        182,914              --         (46,512)
                                                                        -----------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments .........     (8,381,265)        465,057              --      (7,916,208)
                                                                        -----------------------------------------------------------
Net realized and unrealized gain (loss) ............................     (8,610,691)        647,971              --      (7,962,720)
                                                                        -----------------------------------------------------------
Net increase(decrease) in net assets resulting from operations .....    $(7,007,279)    $   665,677     $  (163,208)    $(6,504,810)
                                                                        ===========================================================

1   Net of foreign taxes of $445,131 for the VIP Small Cap Fund.

2   For the period from May 1, 1998 to December 31, 1998

3 Pro Forma adjustment for the difference in Management fee schedule. Apart from the reorganization, the shareholders of the VIP Small Cap Fund are voting to approve a new investment advisory agreement with Management fees of .80% of the first $500 million. Fees are reduced on net assets over $500 million.

4 Under an agreement with Advisers, FT Services will provide administrative services to the Pro Forma Combined VIP Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Pro Forma Combined VIP Fund.

5 The Pro Forma adjustment to remove the TVP Small Cap Investments expense limitation.

      See accompanying notes to pro forma combining financial statements.

VIP SMALL CAP FUND
TVP SMALL CAP INVESTMENTS FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION:

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Small Cap Investments Fund ("Small Cap Investments Fund"), the Franklin Small Cap Fund ("Small Cap Fund") will acquire all the net assets of the Small Cap Investments Fund Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, of Small Cap Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of Small Cap Fund and Small Cap Investments Fund at June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Small Cap Fund and the Small Cap Investments Fund for the period January 1, 1999 to June 30, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. SHARES OF BENEFICIAL INTEREST:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Small Cap Investments Fund at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Small Cap Fund, respectively at June 30, 1999.

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                             VIP MUTUAL SHARES
                                                  TVP MUTUAL SHARES             VIP MUTUAL SHARES             SECURITIES FUND
                                                  INVESTMENTS FUND               SECURITIES FUND             PRO FORMA COMBINED
                                                 --------------------------------------------------------------------------------
                                                 SHARES        VALUE            SHARES        VALUE         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 78.2%
   AEROSPACE & MILITARY TECHNOLOGY 3.2%
a  Coltec Industries Inc. .................       2,150  $      46,628         168,800   $ 3,660,850        170,950   $ 3,707,478
a  Hexcel Corp. ...........................          --             --          42,000       425,250         42,000       425,250
a  Lockheed Martin Corp. ..................       2,203         82,062         223,300     8,317,925        225,503     8,399,987
   Northrop Grumman Corp. .................         627         41,578          48,000     3,183,000         48,627     3,224,578
                                                         -------------                   -----------                  -----------
                                                               170,268                    15,587,025                   15,757,293
                                                         -------------                   -----------                  -----------
   APPLIANCES & HOUSEHOLD DURABLES .6%
   Premark International Inc. .............       1,500         56,250          79,500     2,981,250         81,000     3,037,500
                                                         -------------                   -----------                  -----------
   AUTOMOBILES 4.5%
   Borg-Warner Automotive Inc. ............      50,000      2,750,000              --            --         50,000     2,750,000
a  Consorcio G Grupo Dina SA de CV, L,
   ADR                                            635,600      556,150             --              --       635,600        556,150
   Delphi Automotive Systems Corp. ........       3,653         67,809         254,557     4,725,214        258,210     4,793,023
a  General Motors Corp. ...................         520         34,320          86,900     5,735,400         87,420     5,769,720
a  Lear Corp. .............................         796         39,601          95,500     4,751,125         96,296     4,790,726
   TRW Inc. ...............................       1,106         60,692          70,400     3,863,200         71,506     3,923,892
                                                         -------------                   -----------                  -----------
                                                               202,422                    22,381,089                   22,583,511
                                                         -------------                   -----------                  -----------
   BANKING 6.9%
   Bank One Corp. .........................         774         46,101         216,600    12,901,238        217,374    12,947,339
   Banknorth Group Inc. ...................          --             --           8,900       293,700          8,900       293,700
   Chase Manhattan Corp. ..................         425         36,816          75,600     6,548,850         76,025     6,585,666
   First American Corp. Tennessee .........         400         16,625          30,900     1,284,281         31,300     1,300,906
   First Union Corp. ......................       2,000         94,000         211,882     9,958,454        213,882    10,052,454
   Peoples Heritage Financial Group Inc. ..         100          1,881          40,800       767,550         40,900       769,431
   U.S. Bancorp ...........................         800         27,200          74,600     2,536,400         75,400     2,563,600
   Western Bancorp ........................          --             --           4,200       182,700          4,200       182,700
                                                         -------------                   -----------                  -----------
                                                               222,623                    34,473,173                   34,695,796
                                                         -------------                   -----------                  -----------
   BEVERAGES & TOBACCO 3.2%
   Allied Domecq PLC ......................          --             --         118,400     1,144,958        118,400     1,144,958
   Gallaher Group PLC .....................       5,400         33,196         293,500     1,804,246        298,900     1,837,442
   Gallaher Group PLC, ADR ................          --             --          14,300       349,456         14,300       349,456
   Nabisco Group Holdings Corp. ...........         100          1,956          74,600     1,459,363         74,700     1,461,319
   Philip Morris Companies Inc. ...........         800         32,150         164,500     6,610,844        165,300     6,642,994
   UST Inc. ...............................         550         16,088         149,500     4,372,875        150,050     4,388,963
                                                         -------------                   -----------                  -----------
                                                                83,390                    15,741,742                   15,825,132
                                                         -------------                   -----------                  -----------
   BROADCASTING & PUBLISHING 6.9%
a  AT&T Corp. - Liberty Media Group, A ....          --             --          78,648     2,890,314         78,648     2,890,314
   Central Newspapers Inc., A .............       1,600         60,200         115,900     4,360,738        117,500     4,420,938
   Dow Jones & Co. Inc. ...................          --             --          67,800     3,597,638         67,800     3,597,638
   Media General Inc., A ..................          --             --          53,900     2,748,900         53,900     2,748,900
a  MediaOne Group Inc. ....................         600         44,625         108,900     8,099,438        109,500     8,144,063
   Meredith Corp. .........................         500         17,313          41,100     1,423,088         41,600     1,440,401
   NV Holdingsmig de Telegraaf ............       1,468         28,915              --            --          1,468        28,915
   Scripps Co., A .........................       1,485         70,630         121,400     5,774,088        122,885     5,844,718
   Washington Post Co., B .................         103         55,388          10,100     5,431,275         10,203     5,486,663
                                                         -------------                   -----------                  -----------
                                                               277,071                    34,325,479                   34,602,550
                                                         -------------                   -----------                  -----------
   BUILDING MATERIALS & COMPONENTS .9%
a  American Standard Companies Inc. .......         650         31,200          78,800     3,782,400         79,450     3,813,600
   Armstrong World Industries Inc. ........         320         18,500          15,100       872,969         15,420       891,469
                                                         -------------                   -----------                  -----------
                                                                49,700                     4,655,369                    4,705,069
                                                         -------------                   -----------                  -----------
   BUSINESS & PUBLIC SERVICES 1.5%
   Hillenbrand Industries Inc. ............       1,700         73,525          12,400       536,300         14,100       609,825
a  Republic Services Inc. .................          90         16,233          24,700       611,325         24,790       627,558
   Suez Lyonnaise des Eaux SA .............          --             --          34,849     6,285,542         34,849     6,285,542
                                                         -------------                   -----------                  -----------
                                                                89,758                     7,433,167                    7,522,925
                                                         -------------                   -----------                  -----------
   CHEMICALS 1.3%
   Arch Chemicals Inc. ....................          --             --          54,500     1,325,031         54,500     1,325,031
   Crompton & Knowles Corp. ...............       2,500         48,906          84,200     1,647,163         86,700     1,696,069
a  Cytec Industries Inc. ..................          --             --          48,700     1,552,313         48,700     1,552,313
   Olin Corp. .............................         855         11,275         104,900     1,383,369        105,755     1,394,644
      See accompanying notes to pro forma combining financial statements.
                                       22
TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                             VIP MUTUAL SHARES
                                                  TVP MUTUAL SHARES             VIP MUTUAL SHARES             SECURITIES FUND
                                                  INVESTMENTS FUND               SECURITIES FUND             PRO FORMA COMBINED
                                                 --------------------------------------------------------------------------------
                                                 SHARES        VALUE            SHARES        VALUE         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   CHEMICALS (CONT.)
a  W.R. Grace & Co. .......................          --             --          19,700   $   361,988         19,700   $   361,988
   Witco Corp. ............................          --             --          12,300       246,000         12,300       246,000
                                                         -------------                   -----------                  -----------
                                                           $    60,181                     6,515,864                    6,576,045
                                                         -------------                   -----------                  -----------
   DATA PROCESSING & REPRODUCTION .1%
a  Cadence Design Systems Inc. ............          --             --          43,600       577,575         43,600       577,575
                                                         -------------                   -----------                  -----------
   ELECTRICAL & ELECTRONICS .1%
   Honeywell Inc. .........................          --             --           1,700       196,988          1,700       196,988
a  Level One Communications Inc. ..........          --             --           4,000       195,750          4,000       195,750
                                                         -------------                   -----------                  -----------
                                                                    --                       392,738                      392,738
                                                         -------------                   -----------                  -----------
   ELECTRONIC COMPONENTS & INSTRUMENTS .2%
a  Quantum Corp. ..........................       2,000         48,250          44,300     1,068,738         46,300     1,116,988
                                                         -------------                   -----------                  -----------
   ENERGY EQUIPMENT & SERVICES 1.1%
   Baker Hughes Inc. ......................          --             --          30,000     1,005,000         30,000     1,005,000
a  Cooper Cameron Corp. ...................         690         25,573          68,900     2,553,606         69,590     2,579,179
a  Weatherford International Inc. .........         900         32,963          48,750     1,785,469         49,650     1,818,432
                                                         -------------                   -----------                  -----------
                                                                58,536                     5,344,075                    5,402,611
                                                         -------------                   -----------                  -----------
   ENERGY SOURCES 1.9%
   Atlantic Richfield Co. .................          --             --          11,800       986,038         11,800       986,038
   Shell Transport & Trading Co. PLC ......       2,130         15,956         521,300     3,905,107        523,430     3,921,063
   Societe Elf Aquitaine SA, Br ...........         275         40,355          29,650     4,351,031         29,925     4,391,386
                                                         -------------                   -----------                  -----------
                                                                56,311                     9,242,176                    9,298,487
                                                         -------------                   -----------                  -----------
   FINANCIAL SERVICES 9.1%
   Bear Stearns Co. Inc. ..................       1,525         71,294         124,775     5,833,231        126,300     5,904,525
   CIT Group Inc., A ......................       1,700         49,087         119,300     3,444,788        121,000     3,493,875
   Finova Group Inc. ......................          --             --          26,500     1,394,563         26,500     1,394,563
   Greenpoint Financial Corp. .............       1,228         40,294         146,430     4,804,734        147,658     4,845,028
   Greenpoint Financial Corp., 144A .......          --             --           3,800       124,688          3,800       124,688
   Hell Financial Inc. ....................       1,200         33,375              --            --          1,200        33,375
   Household International Inc. ...........         735         34,821         133,730     6,335,459        134,465     6,370,280
a  Laser Mortgage Management Inc. .........          --             --         186,700       641,781        186,700       641,781
   Lehman Brothers Holdings Inc. ..........       1,200         74,700          94,000     5,851,500         95,200     5,926,200
   Liberty Financial Cos. Inc. ............       2,347         68,356           2,347            --             --        68,356
a  MFN Financial Corp. ....................          --             --          39,765       395,167         39,765       395,167
   Morgan Stanley, Dean Witter & Co. ......          --             --          28,400     2,911,000         28,400     2,911,000
   Newcourt Credit Group Inc. .............         985         12,743           1,900        24,862          2,885        37,605
   Newcourt Credit Group Inc., fgn ........          --             --         104,000     1,345,500        104,000     1,345,500
   Power Financial Corp. ..................          --             --          10,700       204,715         10,700       204,715
   The PMI Group Inc. .....................          --             --          56,900     3,574,031         56,900     3,574,031
   United Asset Management Corp. ..........       1,700         38,675         362,000     8,235,500        363,700     8,274,175
                                                         -------------                   -----------                  -----------
                                                               423,345                    45,121,519                   45,544,864
                                                         -------------                   -----------                  -----------
   FOOD & HOUSEHOLD PRODUCTS 1.7%
a  Fine Host Corp. ........................          --             --         139,062     1,529,682        139,062     1,529,682
   U.S. Industries Inc. ...................       4,050         68,850         248,300     4,221,100        252,350     4,289,950
   Van Melle NV ...........................          --             --          45,490     2,920,236         45,490     2,920,236
                                                         -------------                   -----------                  -----------
                                                                68,850                     8,671,018                    8,739,868
                                                         -------------                   -----------                  -----------
   FOREST PRODUCTS & PAPER 1.4%
   Rayonier Inc. ..........................          --             --         107,400     5,349,863        107,400     5,349,863
   St. Joe Co. ............................         750         37,359          55,400     1,495,800         56,150     1,533,159
                                                         -------------                   -----------                  -----------
                                                                37,359                     6,845,663                    6,883,022
                                                         -------------                   -----------                  -----------
   HEALTH & PERSONAL CARE 4.1%
a  Beverly Enterprises Inc. ...............          --             --         166,400     1,341,600        166,400     1,341,600
a  Foundation Health Systems, A ...........          --             --         142,170     2,132,550        142,170     2,132,550
a  Healthsouth Corp. ......................          --             --         181,800     2,715,638        181,800     2,715,638
   McKesson HBOC Inc. .....................          --             --          47,800     1,535,575         47,800     1,535,575
a  Pacificare Health Systems Inc. .........         500         35,969          48,700     3,503,356         49,200     3,539,325
   Rhone-Poulenc SA, A ....................       1,647         75,259         112,800     5,154,345        114,447     5,229,604
   Sankyo Co. Ltd. ........................          --             --          11,600       292,300         11,600       292,300
      See accompanying notes to pro forma combining financial statements.

                                       23

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                             VIP MUTUAL SHARES
                                                  TVP MUTUAL SHARES             VIP MUTUAL SHARES             SECURITIES FUND
                                                  INVESTMENTS FUND               SECURITIES FUND             PRO FORMA COMBINED
                                                 --------------------------------------------------------------------------------
                                                 SHARES        VALUE            SHARES        VALUE         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH & PERSONAL CARE (CONT.)
a  Tenet Healthcare Corp. .................          --             --         198,100   $ 3,677,231        198,100   $ 3,677,231
   Ventas Inc. ............................          --             --          31,800       170,925         31,800       170,925
                                                         -------------                   -----------                  -----------
                                                           $   111,228                    20,523,520                   20,634,748
                                                         -------------                   -----------                  -----------
   INDUSTRIAL COMPONENTS 1.9%
a  Owens-Illinois Inc. ....................       2,000         65,375         206,600     6,753,238        208,600     6,818,613
a  Thermo Electron Corp. ..................          --             --         132,600     2,660,288        132,600     2,660,288
                                                         -------------                   -----------                  -----------
                                                                65,375                     9,413,526                    9,478,901
                                                         -------------                   -----------                  -----------
   INSURANCE 1.6%
   Allmerica Financial Corp. ..............          --             --          49,900     3,034,544         49,900     3,034,544
   American Bankers Insurance
     Group Inc. ...........................          --             --          10,300       560,706         14,600       635,150
a  Old Republic International Corp. .......       4,300         74,444          11,700       202,556         11,700       202,556
   Provident Companies Inc. ...............          --             --          11,800       472,000         11,800       472,000
   Sampo Insurance Co. PLC., A ............          --             --           6,800       197,051          6,800       197,051
   Torchmark Corp. ........................          --             --          36,400     1,242,150         36,400     1,242,150
   White Mountain Insurance Group Inc. ....          --         15,600                     2,199,600         15,600     2,199,600
                                                         -------------                   -----------                  -----------
                                                                74,444                     7,908,607                    7,983,051
                                                         -------------                   -----------                  -----------
   LEISURE & TOURISM 3.3%
a  Park Place Entertainment Corp. .........       1,600         15,500         301,000     2,915,938        302,600     2,931,438
   Pathe SA ...............................          --             --          28,500     3,421,058         28,500     3,421,058
a  Promus Hotel Corp. .....................       3,740        115,940         171,200     5,307,200        174,940     5,423,140
   Starwood Hotels & Resorts
     Worldwide Inc. .......................       1,375         42,023         157,000     4,798,313        158,375     4,840,336
                                                         -------------                   -----------                  -----------
                                                               173,463                    16,442,509                   16,615,972
                                                         -------------                   -----------                  -----------
   MACHINERY & ENGINEERING 1.2%
   Case Corp. .............................          --             --           8,200       394,625          8,200       394,625
   Invensys PLC ...........................      17,760         84,122       1,206,152     5,713,071      1,223,912     5,797,193
                                                         -------------                   -----------                  -----------
                                                                84,122                     6,107,696                    6,191,818
                                                         -------------                   -----------                  -----------
   MERCHANDISING 3.9%
a  Barney's Inc. ..........................          --             --          45,635       410,715         45,635       410,715
a  Barney's Inc., wts .....................          --             --          11,018        26,994         11,018        26,994
a  Federated Department Stores Inc. .......         954         50,502          88,700     4,695,556         89,654     4,746,058
   JC Penney Co. Inc. .....................         858         41,667         100,900     4,899,956        101,758     4,941,623
a  Payless Shoesource Inc. ................         680         36,380          51,100     2,733,850         51,780     2,770,230
   Rite Aid Corp. .........................       1,876         46,197         170,600     4,201,025        172,476     4,247,222
a  Toys R Us Inc. .........................       1,880         38,892         122,070     2,525,323        123,950     2,564,215
                                                         -------------                   -----------                  -----------
                                                               213,638                    19,493,419                   19,707,057
                                                         -------------                   -----------                  -----------
   METALS & MINING .4%
   Allegheny Teledyne Inc. ................          --             --          95,680     2,164,760         95,680     2,164,760
                                                         -------------                   -----------                  -----------
   MULTI-INDUSTRY 8.3%
a  Alleghany Corp. ........................         319         59,015          15,558     2,878,230         15,877     2,937,245
a  Berkshire Hathaway Inc. ................          --             --              22        49,280             22        49,280
a  Berkshire-Hathaway Inc., A .............          --             --              57     3,927,300             57     3,927,300
   Compagnie Financiere Richemont AG,
     Br., A ...............................          22         42,313           2,390     4,596,745          2,412     4,639,058
   Compagnie Generale D'Industrie et
     de Participation .....................         990         47,881          57,210     2,766,989         58,200     2,814,870
   Corporacion Financiera Alba SA .........         240         38,857          19,000     3,076,209         19,240     3,115,066
   Investor AB, A .........................       1,100         12,097         658,360     7,240,256        659,460     7,252,353
   Investor AB, B .........................       2,580         28,829         652,800     7,294,284        655,380     7,323,113
   Kansas City Southern Industries Inc. ...          --             --          38,900     2,482,306         38,900     2,482,306
   Kinnevik AB, B .........................          --             --          10,200       191,955         10,200       191,955
   Lagardere SCA ..........................          --             --          95,862     3,568,751         95,862     3,568,751
   Ogden Corp. ............................       1,300         35,019          88,500     2,383,969         89,800     2,418,988
   Power Corp. of Canada ..................          --             --          29,400       566,505         29,400       566,505
                                                         -------------                   -----------                  -----------
                                                               264,011                    41,022,779                   41,286,790
                                                         -------------                   -----------                  -----------
   REAL ESTATE .4%
a  Alexander's Inc. .......................          --             --           8,000       591,000          8,000       591,000
a  Cadillac Fairview Corp. ................          --             --          62,000     1,175,606         62,000     1,175,606
      See accompanying notes to pro forma combining financial statements.

                                       24

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                             VIP MUTUAL SHARES
                                                  TVP MUTUAL SHARES             VIP MUTUAL SHARES             SECURITIES FUND
                                                  INVESTMENTS FUND               SECURITIES FUND             PRO FORMA COMBINED
                                                 --------------------------------------------------------------------------------
                                                 SHARES        VALUE            SHARES        VALUE         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   REAL ESTATE (CONT.)
ac Security Capital European Realty .......          --  $          --          23,055   $   399,479         23,055   $   399,479
                                                         -------------                   -----------                  -----------
                                                     --             --                     2,166,085                    2,166,085
                                                         -------------                   -----------                  -----------
   TELECOMMUNICATIONS 4.5%
   BCE Inc. ...............................          --             --          45,750     2,242,954         45,750     2,242,954
   General Motors Corp., H ................          --             --          25,500     1,434,375         25,500     1,434,375
a  Telecom Italia SpA, di Risp ............          --             --         486,200     2,644,844        486,200     2,644,844
   Telephone & Data Systems Inc. ..........         675         49,317         142,900    10,440,631        143,575    10,489,948
a  United States Cellular Corp. ...........          --             --          85,100     4,552,850         85,100     4,552,850
   Vodafone Airtouch PLC, ADR .............          --             --         (30,950)      994,850        (30,950)      994,850
                                                         -------------                   -----------                  -----------
                                                                49,317                    22,310,504                   22,359,821
   TEXTILES & APPAREL .6%
   Liz Claiborne Inc. .....................       1,400         51,100          77,300     2,821,450         78,700     2,872,550
                                                         -------------                   -----------                  -----------
   TRANSPORTATION 2.3%
   Burlington Northern Santa Fe Corp. .....          --             --          53,200     1,649,200         53,200     1,649,200
   Florida East Coast Industries Inc. .....         500         22,125         114,500     5,066,625        115,000     5,088,750
ac Golden Ocean Group Ltd., wts ...........          --             --           1,120            --          1,120            --
   Railtrack Group PLC ....................          --             --         239,552     4,897,370        239,552     4,897,370
                                                         -------------                   -----------                  -----------
                                                                22,125                    11,613,195                   11,635,320
                                                         -------------                   -----------                  -----------
   UTILITIES ELECTRICAL & GAS 1.1%
a  Citizens Utilities Co., B ..............       6,443         71,678              --            --          6,443        71,678
a  MidAmerican Energy Holding Co. .........         800         47,190          91,700     3,175,113         92,500     3,222,303
   Veba AG ................................          --             --          38,100     2,247,417         38,100     2,247,417
                                                         -------------                   -----------                  -----------
                                                               118,868                     5,422,530                    5,541,398
                                                         -------------                   -----------                  -----------
   TOTAL COMMON STOCKS
   (COST $338,565,570) ....................   3,132,005             --     388,768,240            --    391,900,245            --
   PREFERRED STOCKS .6%
   Embratel Participacoes SA, ADR, pfd ....          --             --          36,350       504,345         36,350       504,345
   Tele Centro Sul Participacoes SA,
     ADR, pfd .............................         261         14,486          17,570       975,135         17,831       989,621
   Tele Norte Leste Participacoes SA,
     ADR, pfd .............................         865         16,057          81,650     1,515,628         82,515     1,531,685
                                                         -------------                   -----------                  -----------
   TOTAL PREFERRED STOCKS
   (COST $2,634,618) ......................                     30,543                     2,995,108                    3,025,651
                                                         -------------                   -----------                  -----------
                                                PRINCIPAL                 PRINCIPAL                      PRINCIPAL
                                                 AMOUNT*                   AMOUNT*                        AMOUNT*
                                               -----------                -----------                   -----------
   BONDS 2.7%
   Abraxas Petroleum Corp.,
   11.50%, 11/01/04 .......................     $    --             --   $     415,000       261,450  $     415,000       261,450
   Aiken Cnty S C Indl. Rev. Ref. Belott,
   6.00%, 12/01/11 ........................          --             --          45,000        27,450         45,000        27,450
   Consorcio G Grupo Dina SA de CV, cvt.,
   8.00%, 8/08/04 .........................          --             --       4,250,000     2,125,000      4,250,000     2,125,000
   Eurotunnel Finance Ltd., Equity
   Note, 12/31/03 .........................          --             --         481,406       371,818        481,406       371,818
   Eurotunnel PLC:
   12/31/12, Tier 1 .......................          --             --         406,877 GBP   525,896        406,877 GBP   525,896
   12/31/18, Tier 2 .......................          --             --       1,051,800 GBP 1,226,840      1,051,800 GBP 1,226,840
   12/31/25, Tier 3 .......................          --             --         281,758 GBP   288,677        281,758 GBP   288,677
   12/31/50, Resettable Advance R5 ........          --             --         408,583 GBP   273,711        408,583 GBP   273,711
   4/30/40, ptc loan note .................          --             --         220,000 GBP   149,113        220,000 GBP   149,113
   Stabilization Advance S8 Tier 1 ........          --             --          70,043 GBP    26,497         70,043 GBP    26,497
   Stabilization Advance S8 Tier 2 ........          --             --          54,215 GBP    17,091         54,215 GBP    17,091
   Eurotunnel SA:
   5.28%, 7/07/02, Tier 1 .................          --             --          46,223 EUR    38,610         46,223 EUR    38,610
   5.28%, 7/07/02, Tier 2 .................          --             --         133,474 EUR   101,857        133,474 EUR   101,857
   5.28%, 7/07/02, Tier 3 .................          --             --         166,595 EUR   109,952        166,595 EUR   109,952
      See accompanying notes to pro forma combining financial statements.

                                       25

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                             VIP MUTUAL SHARES
                                                  TVP MUTUAL SHARES             VIP MUTUAL SHARES             SECURITIES FUND
                                                  INVESTMENTS FUND               SECURITIES FUND             PRO FORMA COMBINED
                                                ---------------------------------------------------------------------------------
                                                PRINCIPAL                    PRINCIPAL                      PRINCIPAL
                                                 AMOUNT*        VALUE         AMOUNT*          VALUE         AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   EUROTUNNEL SA: (CONT.)
   12/31/12, Tier 1 (Libor) ...............          --             --         155,834 EUR   130,170        155,834 EUR   130,170
   12/31/18, Tier 2 (Libor) ...............          --             --         471,681 EUR   357,519        471,681 EUR   357,519
   12/31/25, Tier 3 (Libor) ...............     $    --           $ --        $367,578 EUR  $242,601      $ 367,578 EUR  $242,601
   12/31/50, Resettable Advance R4 ........          --             --         392,330 EUR   167,904        392,330 EUR   167,904
   Eurotunnel Stabilization Facility
   Stabilization Advance Tier 1 ...........          --             --          24,850 EUR     6,150         24,850 EUR     6,150
   Stabilization Advance Tier 1 ...........          --             --          11,279 EUR     2,792         11,279 EUR     2,792
   Stabilization Advance Tier 2 ...........          --             --          29,666 EUR     6,119         29,666 EUR     6,119
   Golden Books Publishing,
   7.65%, 9/15/02 .........................          --             --         190,000        75,050        190,000        75,050
   Hechinger Co., 6.95%, 10/15/03 .........          --             --       1,702,000       178,710      1,702,000       178,710
   HIH Capital Ltd., cvt., 7.50%, 9/25/06 .          --             --       1,235,000       845,975      1,235,000       845,975
   Hvide Marine Inc., 8.375%, 2/15/08 .....          --             --         170,000        82,450        170,000        82,450
   Kelley Oil & Gas Corp. .................
   144A, 14.00%, 4/15/03 ..................          --             --         190,000       195,700        190,000       195,700
   10.375%, 10/15/06 ......................          --             --          95,000        54,625         95,000        54,625
   Series D, 10.375%, 10/15/06 ............          --             --         120,000        69,000        120,000        69,000
   MFN Financial Corp.;
   Series A, 10.00%, 4/23/01 ..............          --             --         158,828       150,092        158,828       150,092
   Series B, 10.00%, 4/23/01 ..............          --             --         278,828       263,492        278,828       263,492
   Port Seattle Wash. Rev. Ref-Beloit
   Proj., 6.00%, 12/01/17 ................           --             --          20,000        12,200         20,000        12,200
a  Roil Limited, 12.779%, 12/05/02 ........          --             --       2,328,000       814,800      2,328,000       814,800
   Security Capital US Realty, cvt., 144A,
   2.00%, 5/22/03 .........................          --             --       2,208,000     1,698,780      2,208,000     1,698,780
   Southwest Royalties Inc., B,
   10.50%, 10/15/04 .......................          --             --       1,475,000       715,375      1,475,000       715,375
   Specialty Foods Corp.:
   11.00%, 8/15/09 ........................          --             --         111,297            11        111,297            11
   13.25%, 8/15/09 ........................          --             --       1,180,000       920,400      1,180,000       920,400
   TFM SA de CV:
   10.25%, 6/15/07 ........................          --             --         250,000       221,875        250,000       221,875
   0/11.75%, 6/15/09 ......................          --             --         885,000       535,425        885,000       535,425
                                                         -------------                   -----------                  -----------
   TOTAL BONDS (COST $118,784,832) ........                         --                    13,291,177                   13,291,177
                                                         -------------                   -----------                  -----------
   BONDS & NOTES IN REORGANIZATION 2.9%
a  Altos Hornos de Mexico SA:
   5.50%, 12/15/01 ........................          --             --          20,000         8,000         20,000         8,000
   Series A, 11.375%, 4/30/02 .............          --             --          95,000        42,750         95,000        42,750
   Series B, 11.875%, 4/15/04 .............          --             --          60,000        27,000         60,000        27,000
a  APS Inc., bank claim ...................          --             --         242,324       104,199        242,324       104,199
a  Brunos Inc., Bank Claim:
   Revolver Commitment ....................          --             --         201,200       115,690        201,200       115,690
   Tranche A ..............................          --             --         360,300       194,562        360,300       194,562
   Tranche B ..............................          --             --         292,000       157,680        292,000       157,680
a  Crown Leasing, Bank Claim ..............          --             --      87,565,976 JPY   114,847     87,565,976 JPY   114,847
a  Decision One, Bank Claim:
   Revolver Commitment ....................          --             --         266,219       116,471        266,219       116,471
   Tranche A ..............................          --             --         477,294       208,816        477,294       208,816
   Tranche B ..............................          --             --         139,690        61,114        139,690        61,114
a  Dictaphone Corporation, Bank Claim
   Revolver Commitment ....................          --             --         305,800       266,046        305,800       266,046
   Tranche C Term Loan ....................          --             --         116,000       102,080        116,000       102,080
a  Dow Corning Corp.:
   Bank Debt #1 ...........................          --             --         100,000       128,250        100,000       128,250
   9.375%, 2/20/99 ........................          --             --         550,000       705,375        550,000       705,375
ac Golden Ocean Group Ltd.,
   10.00%, 8/31/01 ........................          --             --       1,050,000       115,500      1,050,000       115,500
   Harnischfeger Industries Inc. ..........
   8.90%, 3/01/22 .........................          --             --         290,000       176,900        290,000       176,900
   8.70%, 6/15/22 .........................          --             --         145,000        88,450        145,000        88,450
   6.875%, 2/15/27 ........................          --             --         353,000       215,330        353,000       215,330

      See accompanying notes to pro forma combining financial statements.

                                       26

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                             VIP MUTUAL SHARES
                                                  TVP MUTUAL SHARES             VIP MUTUAL SHARES             SECURITIES FUND
                                                  INVESTMENTS FUND               SECURITIES FUND             PRO FORMA COMBINED
                                                ---------------------------------------------------------------------------------
                                                PRINCIPAL                    PRINCIPAL                      PRINCIPAL
                                                 AMOUNT*        VALUE         AMOUNT*          VALUE         AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
a  Integrated Health Services Inc.,
   Tranche B, Term Loan ...................          --             --         239,392       221,438        239,392       221,438
a  Koninklijke Nederlandse
   Vliegtuigenfabriek Fokker, Trade Claim .        $ --     $       --   $     550,118 EUR  $453,846     $  550,118 EUR  $453,846
a  Loewen Group Inc.:
   Bank Claim, Revolver Commitment ........          --             --         129,798        81,124        129,798        81,124
   144A, 6.70%, 10/01/99 ..................          --             --         355,000       214,775        355,000       214,775
   Series 3, 7.50%, 4/15/01 ...............          --             --          90,000        56,700         90,000        56,700
   Series 7, 7.75%, 10/15/01 ..............          --             --         170,000       107,100        170,000       107,100
   Series 5, 6.10%, 10/02/02 ..............          --             --         250,000 CAD   103,348        250,000 CAD   103,348
   Series 4, 8.25%, 4/15/03 ...............          --             --         190,000       118,750        190,000       118,750
   Series 6, 7.20%, 6/01/03 ...............          --             --       1,550,000       992,000      1,550,000       992,000
   Series 2, 8.25%, 10/15/03 ..............          --             --         555,000       346,875        555,000       346,875
   Series 7, 7.60%, 6/01/08 ...............          --             --       1,235,000       784,225      1,235,000       784,225
a  Nippon Credit Bank Ltd., Bank Claim ....          --             --      44,574,201 JPY    58,842     44,574,201 JPY    58,842
a  Nippon Total Finance, Bank Claim .......          --             --      45,189,925 JPY    22,209     45,189,925 JPY    22,209
a  Paging Network Inc., Revolver
   Commitment, A ..........................          --             --       1,650,000     1,485,000      1,650,000     1,485,000
a  Peregrine Investments Holdings Ltd.,
   zero cpn., 2/28/99 .....................          --             --       5,000,000 JPY     4,596      5,000,000 JPY     4,596
a  Philip Services Corp. ..................
   Bank Claim, Canadian Operating .........          --             --         448,166 CAD   131,678        448,166 CAD   131,678
   Bank Claim, Canadian Operating, fgn ....          --             --           9,144         3,932          9,144         3,932
   Tranche 1 ..............................          --             --         319,116       137,220        319,116       137,220
   Tranche 2 ..............................          --             --         296,498       127,494        296,498       127,494
   Tranche 3 ..............................          --             --         148,249        63,747        148,249        63,747
a  PIV Investment Finance (Cayman)
   Ltd., 12/01/00 .........................          --             --      12,060,000     3,316,500     12,060,000     3,316,500
a  Pratama Datakom Asia BV
   Reg S, 12.75%, 7/15/05 .................          --             --         140,000        32,900        140,000        32,900
   144A, 12.75%, 7/15/05 ..................          --             --         665,000       156,275        665,000       156,275
a  Ritvik Holdings, Bank Claim:
   Term Loan B ............................          --             --          55,000        46,750         55,000        46,750
   Term Loan C ............................          --             --         137,000       116,450        137,000       116,450
a  Tribasa Toll Road Trust I,
   10.50%, 12/01/11 .......................          --             --         165,589        86,106        165,589        86,106
a  Vencor Operating Inc., 9.875%, 5/01/05 .          --             --       1,635,000       498,675      1,635,000       498,675
a  Vencor Inc., Bank Claim:
   Commitment Revolver ....................          --             --          78,150        66,428         78,150        66,428
   Term Loan A ............................          --             --         432,469       356,787        432,469       356,787
   Term Loan B ............................          --             --          57,755        48,658         57,755        48,658
a  Ventas Inc., Bank Claim:
   Commitment Revolver, Tranche B .........          --             --         194,782       181,147        194,782       181,147
   Tranche A ..............................          --             --          79,500        73,935         79,500        73,935
   Tranche C ..............................          --             --          75,300        70,782         75,300        70,782
   Tranche D ..............................          --             --          26,626        21,833         26,626        21,833
a  United Companies Financial
   Corp, revolver .........................          --             --       1,883,700     1,054,872      1,883,700     1,054,872
                                                         -------------                   -----------                  -----------
   TOTAL BONDS & NOTES IN REORGANIZATION
   (COST $12,780,047) .....................                         --                    14,592,057                   14,592,057
                                                         -------------                   -----------                  -----------
   SHORT TERM INVESTMENTS 11.2%
   Fannie Mae, 4.69% to 5.140% with
   maturities to 12/08/99 .................          --             --      22,578,000    12,133,547     22,578,000    12,133,547
   Federal Home Loan Bank, 4.72% to 5.10%
   with maturities to 11/05/99 ............          --             --       7,000,000     6,887,678      7,000,000     6,887,678
   Federal Home Loan Mortgage Corp., 4.67%
   to 5.10% with maturities to 3/08/00 ....          --             --      37,550,000    37,110,346     37,550,000    37,110,346
                                                         -------------                   -----------                  -----------
   TOTAL SHORT TERM INVESTMENTS
   (COST $56,121,702) .....................                         --                    56,131,571                   56,131,571
                                                         -------------                   -----------                  -----------
   TOTAL INVESTMENTS
   (COST $426,310,610) 95.6% ..............                  3,162,548                   475,778,153                  478,940,701
   NET EQUITY IN FORWARD CONTRACTS .6% ....                         --                     3,203,691                    3,203,691
   SECURITIES SOLD SHORT (.6%) ............                         --                    (3,295,800)                  (3,295,800)
   OTHER ASSETS, LESS LIABILITIES 4.4% ....                    504,512                    21,643,295                   22,147,807
                                                         -------------                   -----------                  -----------

      See accompanying notes to pro forma combining financial statements.

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                                                                             VIP MUTUAL SHARES
                                    TVP MUTUAL SHARES                VIP MUTUAL SHARES                         SECURITIES FUND
                                    INVESTMENTS FUND                  SECURITIES FUND                        PRO FORMA COMBINED
                                    ----------------------------------------------------------------------------------------------
                                     SHARES   VALUE                    SHARES   VALUE                        SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT
   TOTAL NET ASSETS 100.0% ..........       $3,667,060                      $497,329,339                               $500,996,399
                                            ----------                      ------------                               ------------
   ISSUER                                                  COUNTRY                             COUNTRY
                                                       --------------                       -------------
   Allied Signal Inc. ...............  --      --       United States   3,100 $  195,300    United States       3,100    $  195,300
   BP Amoco PLC, ADR ................  --      --      United Kingdom   4,200    455,700    United States       4,200       455,700
a  DST Systems Inc. .................  --      --       United States   6,300    396,112    United States       6,300       396,112
   Intel Corp. ......................  --      --       United States   3,400    202,300    United States       3,400       202,300
   Nortel Networks Corp. ............  --      --          Canada      18,300  1,575,538        Canada         18,300     1,575,538
   Unum Corp. .......................  --      --       United States   8,600    470,850    United States       8,600       470,850
                                            ----------                      ------------                               ------------
   TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $3,132,279) ............          --                             $3,295,800                                 $3,295,800
                                            ==========                      ============                               ============

  CONTRACTS FOR DIFFERENCES                                                     VALUE AT     UNREALIZED
   SECURITY                                                COUNTRY    SHARES    06/30/1999    GAIN/LOSS
--------------------------------------------------------------------------------------------------------
   BP Amoco PLC, cfd. 10.3574 .......  --      --      United Kingdom  13,600  $ 234,952   $  (21,921)
   BP Amoco PLC, cfd. 10.9450 .......  --      --      United Kingdom   5,500     98,657       (3,771)
   BP Amoco PLC, cfd. 11.2992 .......  --      --      United Kingdom  10,200    182,964       (1,299)
   Vodafone Group PLC, cfd. 11.2893 .  --      --      United Kingdom  30,000    590,145      (56,305)
   Vodafone Group PLC, cfd 12.272 ...  --      --      United Kingdom  20,000    393,430       (6,557)
                                      ------------                            -----------------------
   TOTAL CONTRACT FOR DIFFERENCES ...  --      --                             $1,500,148   $  (89,853)
                                      ===========                             =======================
                                                                  VIP MUTUAL SHARES
                                                                   SECURITIES FUND
                                                                  PRO FORMA COMBINED
                                                            ----------------------------------
  CONTRACTS FOR DIFFERENCES                                            VALUE AT     UNREALIZED
   SECURITY                             COUNTRY             SHARES    06/30/1999     GAIN/LOSS
---------------------------------------------------------------------------------------------
   BP Amoco PLC, cfd. 10.3574 ....... United Kingdom        13,600    $  234,952   $  (21,921)
   BP Amoco PLC, cfd. 10.9450 ....... United Kingdom         5,500        98,657       (3,771)
   BP Amoco PLC, cfd. 11.2992 ....... United Kingdom        10,200       182,964       (1,299)
   Vodafone Group PLC, cfd. 11.2893 . United Kingdom        30,000       590,145      (56,305)
   Vodafone Group PLC, cfd 12.272 ... United Kingdom        20,000       393,430       (6,557)
                                                                      -----------------------
   TOTAL CONTRACT FOR DIFFERENCES ...                                 $1,500,148   $  (89,853)
                                                                      =======================

Currency Abbreviations:
CAD    - Canadian Dollar
EUR    - European Unit
GBP    - British Pound
JPY    - Japanese Yen

*Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
c Restricted security.

      See accompanying notes to pro forma combining financial statements.

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                         VIP
                                                                                                                      MUTUAL SHARES
                                                                                  TVP MUTUAL          VIP MUTUAL     SECURITIES FUND
                                                                              SHARES INVESTMENTS   SHARES SECURITIES    PRO FORMA
                                                                                     FUND                FUND           COMBINED
                                                                              ------------------------------------------------------
Assets:
 Investments in securities:
Cost ................................................................         $  2,776,100         $423,534,510         $426,310,610
                                                                              ------------------------------------------------------
Value ...............................................................            3,162,548          475,778,153          478,940,701
 Cash ...............................................................              581,040           12,358,049           12,939,089
 Receivables:
Investment securities sold ..........................................               56,875            6,285,733            6,342,608
Capital shares sold .................................................                2,037               56,716               58,753
Dividends and interest ..............................................                4,525            1,156,679            1,161,204
 From affiliates ....................................................               15,840                   --               15,840
 Unrealized gain on forward exchange contracts ......................                   --            3,417,587            3,417,587
 Deposits with brokers for securities sold short ....................            7,772,566            7,772,566
                                                                              ------------------------------------------------------
Total assets ........................................................            3,822,865          506,825,483          510,648,348
                                                                              ------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased .....................................              137,417            5,274,802            5,412,219
Capital shares redeemed .............................................                   --              270,516              270,516
Affiliates ..........................................................                  433              299,331              299,764
 Securities sold short, at value (proceeds $3,132,279) ..............                   --            3,295,800            3,295,800
 Due to broker, variation margin ....................................                   --               77,867               77,867
 Unrealized loss on forward exchange contracts ......................                   --              213,896              213,896
 Other liabilities ..................................................               17,955               63,932               81,887
                                                                              ------------------------------------------------------
Total liabilities ...................................................              155,805            9,496,144            9,651,949
                                                                              ------------------------------------------------------
 Net assets, at value ...............................................         $  3,667,060         $497,329,339         $500,996,399
                                                                              ======================================================
CLASS 1:
 Net assets, at value ...............................................         $  2,456,111         $496,887,152         $499,343,263
                                                                              ======================================================
 Shares outstanding** ...............................................              220,178           36,256,033           36,435,311
                                                                              ======================================================
 Net asset value and offering price per share .......................         $      11.16         $      13.70         $      13.70
                                                                              ======================================================
CLASS 2:
 Net assets, at value ...............................................         $  1,210,949         $    442,187         $  1,653,136
                                                                              ======================================================
 Shares outstanding** ...............................................              108,637               32,326              120,846
                                                                              ======================================================
 Net asset value and offering price per share .......................         $      11.15         $      13.68         $      13.68
                                                                              ======================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                     VIP MUTUAL
                                                                                                                       SHARES
                                                           TVP MUTUAL          VIP MUTUAL                          SECURITIES FUND
                                                        SHARES INVESTMENTS   SHARES SECURITIES   PRO FORMA            PRO FORMA
                                                               FUND                FUND          ADJUSTMENTS          COMBINED
                                                       --------------------------------------------------------------------------
Investment income:+
 Dividends .........................................   $    17,296          $ 3,173,746         $        --          $ 3,191,042
 Interest ..........................................           283            2,795,696                  --            2,795,979
                                                       --------------------------------------------------------------------------
Total investment income ............................        17,579            5,969,442                  --            5,987,021
                                                       --------------------------------------------------------------------------
Expenses:
 Management fees ...................................         7,319            1,430,056                  --            1,437,375
 Administrative fees ...............................         1,181              336,639                 466 a            338,286
 Distribution fees - Class 2 .......................           890                  296                 (51)b              1,135
 Custodian fees ....................................           100               16,100                  --               16,200
 Reports to shareholders ...........................        10,100               28,800                  --               38,900
 Professional fees .................................        11,422               18,500                  --               29,922
 Trustees' fees and expenses .......................            --                1,900                  --                1,900
 Other .............................................            --               29,294                  --               29,294
                                                       --------------------------------------------------------------------------
Total expenses .....................................        31,012            1,861,585                 415            1,893,012
Expenses waived/paid by affiliate ..................       (17,938)                  --              17,938 c                 --
                                                       --------------------------------------------------------------------------
Net expenses .......................................        13,074            1,861,585              18,353            1,893,012
                                                       --------------------------------------------------------------------------
 Net investment income .............................         4,505            4,107,857             (18,353)           4,094,009
                                                       --------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments ........................................        36,585           20,421,696                  --           20,458,281
Foreign currency transactions ......................        (3,290)           1,923,527                  --            1,920,237
                                                       --------------------------------------------------------------------------
Net realized gain ..................................        33,295           22,345,223                  --           22,378,518
Net unrealized appreciation on:
Investments ........................................       339,010           35,521,440                  --           35,860,450
Translation of assets and liabilities
  denominated in foreign currencies ................         3,439            3,031,844                  --            3,035,283
                                                       --------------------------------------------------------------------------
Net unrealized gain ................................       342,449           38,553,284                  --           38,895,733
                                                       --------------------------------------------------------------------------
Net realized and unrealized gain ...................       375,744           60,898,507                  --           61,274,251
                                                       --------------------------------------------------------------------------
Net increase in net assets resulting
  from operations ..................................   $   380,249          $65,006,364         $   (18,353)         $65,368,260
                                                       ==========================================================================

a   Pro Forma adjustment for difference in Administrative fee schedule.

b   Pro Forma adjustment for difference in 12B-1 agreement. The 12B-1 fee rate reflected in the Pro Forma Combined is 0.25% of the average net assets.

c   Pro Forma adjustment to remove TVP Mutual Shares expense limitation

+ Net of foreign taxes of $157,586 and $896,270 for VIP Mutual Shares Securities Fund and TVP Mutual Shares Investments Fund, respectively

      See accompanying notes to pro forma combining financial statements.

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                     VIP MUTUAL
                                                                                                                       SHARES
                                                           TVP MUTUAL            VIP MUTUAL                         SECURITIES FUND
                                                       SHARES INVESTMENTS     SHARES SECURITIES     PRO FORMA         PRO FORMA
                                                              FUND                  FUND           ADJUSTMENTS         COMBINED
                                                       ----------------------------------------------------------------------------
Investment income:+
 Dividends ......................................        $      6,174         $  8,857,531         $         --        $  8,863,705
 Interest .......................................               8,384            7,107,398                   --           7,115,782
                                                       ----------------------------------------------------------------------------
      Total investment income ...................              14,558           15,964,929                   --          15,979,487
                                                       ----------------------------------------------------------------------------
Expenses:
 Management fees ................................               3,215            2,841,641                4,666 a         2,849,522
 Administrative fees ............................                 531              669,378                1,234 b           671,143
 Distribution fees - Class 2 ....................                 103                   --                 (103)c                --
 Transfer agent fees ............................                  --                   --                   --                  --
 Custodian fees .................................                 100               51,300                   --              51,400
 Reports to shareholders ........................               9,600               36,000                   --              45,600
 Registration and filing fees ...................                 150                   --                   --                 150
 Professional fees ..............................                 650               12,900                   --              13,550
 Trustees' fees and expenses ....................               1,000                2,400                   --               3,400
 Other ..........................................                 272               13,311                   --              13,583
                                                       ----------------------------------------------------------------------------
      Total expenses ............................              15,621            3,626,930                5,797           3,648,348
      Expenses waived/paid by affiliate .........             (10,110)                  --               10,110 d                --
                                                       ----------------------------------------------------------------------------
       Net expenses .............................               5,511            3,626,930               15,907           3,648,348
                                                       ----------------------------------------------------------------------------
        Net investment income ...................               9,047           12,337,999               15,907          12,331,139
                                                       ----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................             (23,688)          (9,941,502)                  --          (9,965,190)
  Foreign currency transactions .................               3,542              438,970                   --             442,512
                                                       ----------------------------------------------------------------------------
       Net realized loss ........................             (20,146)          (9,502,532)                  --          (9,522,678)
Net unrealized appreciation (depreciation) on:
 Investments ....................................              47,438           (8,452,402)                  --          (8,404,964)
 Translation of assets and liabilities
  denominated in foreign currencies .............              (3,439)            (514,841)                  --            (518,280)
                                                       ----------------------------------------------------------------------------
       Net unrealized gain (loss) ...............              43,999           (8,967,243)                  --          (8,923,244)
                                                       ----------------------------------------------------------------------------
Net realized and unrealized gain (loss) .........              23,853          (18,469,775)                  --         (18,445,922)
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ...............................        $     32,900         $ (6,131,776)        $     15,907        $ (6,114,783)
                                                       ============================================================================

a     Pro Forma adjustment for difference in Management fee schedule

b     Pro Forma adjustment for difference in Administrative fee schedule

c Pro Forma adjustment to 12b-1 expense agreement dPro Forma adjustment to remove TVP Mutual Shares expense waived/paid by affiliate.

+ Net of foreign taxes of $342,801 and $201 for VIP Mutual Shares Securities Fund and TVP Mutual Shares Investments Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP MUTUAL SHARES INVESTMENTS FUND
VIP MUTUAL SHARES SECURITIES FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Variable Products Series Fund Templeton Mutual Shares Fund ("TVP Templeton Mutual Shares"), the Franklin Templeton Variable Insurance Products Trust Templeton Mutual Shares Fund ("VIP Templeton Mutual Shares Fund") will acquire all the net assets of the TVP Templeton Mutual Shares Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, shares of VIP Templeton Mutual Shares Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of TVP Templeton Mutual Shares June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the TVP Templeton Mutual Shares and VIP Templeton Mutual Shares for the period January 1, 1999 to June 30, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. CAPITAL SHARES:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Templeton Mutual Shares at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Templeton Mutual Shares, respectively at June 30, 1999.

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                        VIP TEMPLETON GLOBAL INCOME
                                                                          VIP TEMPLETON GLOBAL INCOME          SECURITIES FUND
                                               TVP TEMPLETON BOND FUND           SECURITIES FUND             PRO FORMA COMBINED
                                               -------------------------------------------------------------------------------------
                                                PRINCIPAL                     PRINCIPAL                    PRINCIPAL
                                                 AMOUNT*        VALUE          AMOUNT*       VALUE          AMOUNT*        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 98.8%
ARGENTINA 1.5%
Republic of Argentina, 10.95%, 11/01/99 ..   $    350,000   $    353,500   $  1,645,000   $  1,661,450   $  1,995,000   $  2,014,950
                                                            ------------                  ------------                  ------------
AUSTRALIA 5.2%
Australian Government, 10.00%,
 10/15/07 ................................      1,463,000 AUD  1,201,184      7,220,000 AUD  5,927,922      8,683,000 AUD  7,129,106
                                                            ------------                  ------------                  ------------
BELGIUM 5.1%
Kingdom of Belgium, 6.25%, 3/28/07 .......        838,376 EUR    958,984      5,291,039 EUR  6,052,203      6,129,415 EUR  7,011,187
                                                            ------------                  ------------                  ------------
BRAZIL .9%
Republic of Brazil, FRN, 5.938%,
 4/15/09 .................................        170,000        117,300      1,510,000      1,041,900      1,680,000      1,159,200
                                                            ------------                  ------------                  ------------
BULGARIA 1.8%
Republic of Bulgaria, Series A, FRN,
 5.875%, 7/28/24 .........................        605,000        413,669      2,970,000      2,030,738      3,575,000      2,444,407
                                                            ------------                  ------------                  ------------
CANADA 1.5%
Government of Canada, 7.00%, 12/01/06 ....        475,000 CAD    353,970      2,345,000 CAD  1,747,494      2,820,000 CAD  2,101,464
                                                            ------------                  ------------                  ------------
DENMARK 2.1%
Kingdom of Denmark, 7.00%, 11/15/07 ......      3,001,000 DKK    481,257     14,838,000 DKK  2,379,506     17,839,000 DKK  2,860,763
                                                            ------------                  ------------                  ------------
ECUADOR 1.4%
Republic of Ecuador, FRN, 6.00%,
 2/28/25 .................................        670,000        313,647      3,500,000      1,638,455      4,170,000      1,952,102
                                                            ------------                  ------------                  ------------
GERMANY 12.8%
Federal Republic of Germany, 5.25%,
 2/21/01 .................................             --             --      9,129,117 EUR  9,723,728      9,129,117 EUR  9,723,728
Hypothekenbank In Essen AG,
 Series 502, 5.25%, 1/22/08 ..............        935,664        995,970      5,279,089 EUR  5,619,341      6,214,753 EUR  6,615,311
Treuhandanstalt, 7.50%, 9/09/04 ..........                                    1,022,584 EUR  1,221,364      1,022,584 EUR  1,221,364
                                                            ------------                  ------------                  ------------
                                                               2,217,334                    15,343,069                     17,560,40
                                                            ------------                  ------------                  ------------
INDIA
Essar Steel Ltd., Reg S, FRN, 7.635%,
 7/20/99 .................................         50,000         33,750                            --         50,000         33,750
                                                            ------------                  ------------                  ------------
ITALY 6.1%
Buoni Poliennali del Tesoro, 10.50%,
 7/15/00 .................................        612,000 EUR    677,953      2,272,406 EUR  2,517,293      2,884,406 EUR  3,195,246
Government of Italy, 7.75%, 11/01/06 .....        877,975 EUR  1,086,763      3,305,318 EUR  4,091,341      4,183,293 EUR  5,178,104
                                                            ------------                  ------------                  ------------
                                                               1,764,716                     6,608,634                     8,373,350
                                                            ------------                  ------------                  ------------
MEXICO 7.9%
United Mexican States:
 9.75%, 4/06/05 ..........................        650,000        660,563      6,000,000      6,097,500      6,650,000      6,758,063
 9.875%, 1/15/07 .........................             --             --      1,700,000      1,721,250      1,700,000      1,721,250
 11.375%, 9/15/16 ........................        175,000        188,213                                      175,000        188,213
 6.25%, 12/31/19 .........................        800,000        593,000                                      800,000        593,000
 11.50%, 5/15/26 .........................        250,000        279,375      1,230,000      1,374,525      1,480,000      1,653,900
                                                            ------------                  ------------                  ------------
                                                               1,721,151                     9,193,275                    10,914,426
                                                            ------------                  ------------                  ------------
NEW ZEALAND 2.4%
Government of New Zealand, 7.00%,
 7/15/09 .................................        990,000 NZD    543,312      5,050,000 NZD  2,771,439      6,040,000 NZD  3,314,751
                                                            ------------                  ------------                  ------------
NORWAY .4%
Statkraft SF, 7.50%, 11/10/99 ............        511,292 EUR    535,177                            --        511,292 EUR    535,177
                                                            ------------                  ------------                  ------------
PANAMA .1%
Republic of Panama, 8.875%, 9/30/27 ......        170,000        141,100                            --        170,000        141,100
                                                            ------------                  ------------                  ------------
PERU .7%
Republic of Peru, FRN, 4.50%, 3/07/17 ....        235,000        144,967      1,300,000        801,944      1,535,000        946,911
                                                            ------------                  ------------                  ------------
Sweden 3.1%
Kingdom of Sweden, 6.00%, 2/09/05 ........      5,800,000 SEK    725,750     28,700,000 SEK  3,591,213     34,500,000 SEK  4,316,963
                                                            ------------                  ------------                  ------------

      See accompanying notes to pro forma combining financial statements.
                                       33

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                        VIP TEMPLETON GLOBAL INCOME
                                                                          VIP TEMPLETON GLOBAL INCOME          SECURITIES FUND
                                               TVP TEMPLETON BOND FUND           SECURITIES FUND             PRO FORMA COMBINED
                                               -------------------------------------------------------------------------------------
                                                PRINCIPAL                     PRINCIPAL                    PRINCIPAL
                                                 AMOUNT*        VALUE          AMOUNT*       VALUE          AMOUNT*        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TURKEY .5%
Republic of Turkey, 12.375%, 6/15/09 .....   $    100,000   $     99,250   $    535,000   $    530,988   $    635,000   $    630,238
                                                            ------------                  ------------                  ------------
UNITED KINGDOM 10.2%
United Kingdom:
 6.50%, 12/07/03 .........................        820,000 GBP  1,375,628      5,400,000 GBP  9,059,015      6,220,000 GBP 10,434,643
 7.50%, 12/07/06 .........................        500,000 GBP    888,607      1,500,000 GBP  2,665,821      2,000,000 GBP  3,554,428
                                                            ------------                  ------------                  ------------
                                                              2,264,235                     11,724,836                    13,989,071
                                                            ------------                  ------------                  ------------
UNITED STATES 33.9%
Fannie Mae, 6.875%, 6/07/02 ..............        475,000 GBP    768,191                                      475,000 GBP    768,191
U.S. Treasury Notes:
 4.50%, 1/31/01 ..........................      2,100,000      2,069,157     11,000,000     10,838,443     13,100,000     12,907,600
 7.25%, 8/15/04 ..........................      1,072,000      1,139,000      5,519,000      5,863,938      6,591,000      7,002,938
 6.125%, 11/15/27 ........................        412,000        408,266                                      412,000        408,266
 5.25%, 11/15/28 .........................      4,395,000      3,890,950     24,500,000     21,690,167     28,895,000     25,581,117
                                                            ------------                  ------------                  ------------
                                                               8,275,564                    38,392,548                    46,668,112
                                                            ------------                  ------------                  ------------
VENEZUELA 1.2%
Republic of Venezuela, 144A, 9.125%,
 6/18/07 .................................        300,000        228,000      1,940,000      1,474,400      2,240,000      1,702,400
                                                            ------------                  ------------                  ------------
TOTAL LONG TERM SECURITIES
 (COST $144,447,861) .....................                    22,887,817                   112,912,014                   135,799,831
                                                            ------------                  ------------                  ------------
SHORT TERM INVESTMENTS
 (COST $509,000) .4%
Chase Securities Inc., 5.00%, 7/01/99,
 Time Deposit ............................                       509,000                            --                       509,000
                                                            ------------                  ------------                  ------------
TOTAL INVESTMENTS
 (COST $144,956,861) 99.1% ...............                    23,396,817                   112,912,014                   136,308,831
NET EQUITY IN FORWARD CONTRACTS ..........                        15,853                        31,411                        47,264
OTHER ASSETS, LESS LIABILITIES .8% .......                       400,446                       747,904                     1,148,350
                                                            ------------                  ------------                  ------------
TOTAL NET ASSETS 100.0% ..................                  $ 23,813,116                  $113,691,329                  $137,504,445
                                                            ============                  ============                  ============

Currency Abbreviations:
AUD    - Australian Dollar
CAD    - Canadian Dollar
DKK    - Danish Krone
EUR    - European Unit
GBP    - British Pound
NZD    - New Zealand Dollar
SEK    - Swedish Krone

*Securities traded in U.S. dollars unless otherwise indicated.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                      VIP TEMPLETON
                                                                                                                      GLOBAL INCOME
                                                                            TVP TEMPLETON        VIP TEMPLETON       SECURITIES FUND
                                                                                BOND             GLOBAL INCOME           PRO FORMA
                                                                                FUND            SECURITIES FUND          COMBINED
                                                                            --------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................          $ 24,840,681          $120,116,180          $144,956,861
                                                                            --------------------------------------------------------
  Value ..........................................................            23,396,817           112,912,014           136,308,831
 Cash ............................................................                   602                    --                   602
 Receivables:

  Capital shares sold ............................................                   430                   113                   543
  Dividends and interest .........................................               439,143             1,882,841             2,321,984
 Unrealized gain on forward exchange contracts ...................                15,853                31,411                47,264
                                                                            --------------------------------------------------------
      Total assets ...............................................            23,852,845           114,826,379           138,679,224
                                                                            --------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ........................................                    11               171,188               171,199
  Affiliates .....................................................                11,601                54,811                66,412
 Funds advanced by custodian .....................................                    --               853,913               853,913
 Other liabilities ...............................................                28,117                55,138                83,255
                                                                            --------------------------------------------------------
      Total liabilities ..........................................                39,729             1,135,050             1,174,779
                                                                            --------------------------------------------------------
       Net assets, at value ......................................          $ 23,813,116          $113,691,329          $137,504,445
                                                                            ========================================================
CLASS 1:
 Net assets, at value ............................................          $ 23,523,321          $113,608,897          $137,132,218
                                                                            ========================================================
 Shares outstanding ** ...........................................             2,343,325             9,311,962            11,240,103
                                                                            ========================================================
 Net asset value and offering price per share ....................          $      10.04          $      12.20          $      12.20
                                                                            ========================================================
CLASS 2:
 Net assets, at value ............................................          $    289,795          $     82,432          $    372,227
                                                                            ========================================================
 Shares outstanding ** ...........................................                28,891                 6,766                30,559
                                                                            ========================================================
 Net asset value and offering price per share ....................          $      10.03          $      12.18          $      12.18
                                                                            ========================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                      VIP TEMPLETON
                                                                                                                      GLOBAL INCOME
                                                                 TVP TEMPLETON    VIP TEMPLETON                      SECURITIES FUND
                                                                      BOND        GLOBAL INCOME       PRO FORMA         PRO FORMA
                                                                      FUND       SECURITIES FUND     ADJUSTMENTS         COMBINED
                                                                 ------------------------------------------------------------------
Investment income:
 Interest ..................................................     $    877,644      $  4,131,998      $         --      $  5,009,642
                                                                 ------------------------------------------------------------------
      Total investment income ..............................          877,644         4,131,998                --         5,009,642
                                                                 ------------------------------------------------------------------
Expenses:
 Management fees ...........................................           66,912           393,647                --           460,559
 Administrative fees .......................................           12,962                --           (12,962)a              --
 Distribution fees-Class 2 .................................              103                32                63 b             198
 Custodian fees ............................................            3,600            26,200                --            29,800
 Reports to shareholders ...................................            4,900            12,800                --            17,700
 Registration and filing fees ..............................              700                --                --               700
 Professional fees .........................................            7,000             3,400                --            10,400
 Trustees' fees and expenses ...............................              400                --                --               400
 Other .....................................................              194               556                --               750
                                                                 ------------------------------------------------------------------
      Total expenses .......................................           96,371           437,035           (12,899)          520,507
                                                                 ------------------------------------------------------------------
        Net investment income ..............................          781,273         3,694,963            12,899         4,489,135
                                                                 ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................         (278,372)         (921,611)               --        (1,199,983)
  Foreign currency transactions ............................           25,160           147,984                --           173,144
                                                                 ------------------------------------------------------------------
       Net realized loss ...................................         (253,212)         (773,627)               --        (1,026,839)
 Net unrealized depreciation on:
  Investments ..............................................       (1,979,559)      (10,006,919)               --       (11,986,478)
  Translation of assets and liabilities denominated
     in foreign currencies .................................          (18,666)          (46,104)               --           (64,770)
                                                                 ------------------------------------------------------------------
       Net unrealized loss .................................       (1,998,225)      (10,053,023)               --       (12,051,248)
                                                                 ------------------------------------------------------------------
Net realized and unrealized loss ...........................       (2,251,437)      (10,826,650)               --       (13,078,087)
                                                                 ------------------------------------------------------------------
Net decrease in net assets resulting from operations .......     $ (1,470,164)     $ (7,131,687)     $     12,899      $ (8,588,952)
                                                                 ==================================================================

a  Pro Forma adjustment for difference in Administrative fee schedule.

b Pro Forma adjustment for difference in 12B-1 agreement. The 12B-1 fee rate reflected in the Pro Forma Combined is 0.25% of the average net assets.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                     VIP TEMPLETON
                                                                                                                      GLOBAL INCOME
                                                                 TVP TEMPLETON     VIP TEMPLETON                     SECURITIES FUND
                                                                     BOND          GLOBAL INCOME      PRO FORMA         PRO FORMA
                                                                     FUND         SECURITIES FUND    ADJUSTMENTS        COMBINED
                                                                 ------------------------------------------------------------------
Investment income:
 Dividends .................................................     $         --      $        243      $         --      $        243
 Interest ..................................................        2,301,159        12,503,384                --        14,804,543
                                                                 ------------------------------------------------------------------
      Total investment income ..............................        2,301,159        12,503,627                --        14,804,786
                                                                 ------------------------------------------------------------------
Expenses:
 Management fees ...........................................          152,272           959,858                --         1,112,130
 Administrative fees .......................................           29,088                --           (29,088)a              --
 Distribution fees - Class 2 ...............................               --                --                --                --
 Transfer agent fees .......................................               --                --                --                --
 Custodian fees ............................................           10,000            57,636                --            67,636
 Reports to shareholders ...................................           11,600            24,000                --            35,600
 Registration and filing fees ..............................            1,900                --                --             1,900
 Professional fees .........................................           17,300             8,900                --            26,200
 Trustees' fees and expenses ...............................               --             1,400                --             1,400
 Other .....................................................              271             2,961                --             3,232
                                                                 ------------------------------------------------------------------
      Total expenses .......................................          222,431         1,054,755           (29,088)        1,248,098
      Expenses waived/paid by affiliate ....................               --                --                --                --
                                                                 ------------------------------------------------------------------
       Net expenses ........................................          222,431         1,054,755           (29,088)        1,248,098
                                                                 ------------------------------------------------------------------
        Net investment income (loss) .......................        2,078,728        11,448,872           (29,088)       13,556,688
                                                                 ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................         (534,364)       (3,425,137)               --        (3,959,501)
  Foreign currency transactions ............................         (470,084)       (2,195,341)               --        (2,665,425)
                                                                 ------------------------------------------------------------------
       Net realized loss ...................................       (1,004,448)       (5,620,478)               --        (6,624,926)
Net unrealized appreciation (depreciation) on:
 Investments ...............................................          993,306         6,156,507                --         7,149,813
 Translation of assets and liabilities denominated
   in foreign currencies ...................................           21,110          (736,758)               --          (715,648)
                                                                 ------------------------------------------------------------------
       Net unrealized loss .................................        1,014,416         5,419,749                --         6,434,165
                                                                 ------------------------------------------------------------------
Net realized and unrealized loss ...........................            9,968          (200,729)               --          (190,761)
                                                                 ------------------------------------------------------------------
Net decrease in net assets resulting from operations .......     $  2,088,696      $ 11,248,143      $    (29,088)     $ 13,365,927
                                                                 ==================================================================

a  Pro Forma adjustment for difference in Administrative fee schedule.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON BOND FUND
VIP TEMPLETON GLOBAL INCOME SECURITIES FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Variable Products Series Fund Templeton Bond Fund ("TVP Bond Fund"), the Franklin Templeton Variable Insurance Products Trust Templeton Global Income Fund ("VIP Templeton Global Income Fund") will acquire all the net assets of the TVP Templeton Bond Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, shares of VIP Templeton Global Income Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of TVP Templeton Bond Fund June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the TVP Templeton Bond and VIP Templeton Global Income for the period January 1, 1999 to June 30, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. CAPITAL SHARES:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Templeton Bond at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Templeton Global Income, respectively at June 30, 1999.

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES 97.9%
  ARGENTINA 4.3%
a Atanor Cia Nacional Para la
  Industria Quimica SA, D ...................       82,061   $     40,214      152,050   $     74,512        234,111   $    114,726
  Banco de Galicia y Buenos Aires
  SA de CV, B ...............................       76,205        390,971       59,765        306,625        135,970        697,596
a Banco Frances SA ..........................       36,000        234,032           --             --         36,000        234,032
a Buenos Aires Embotelladora SA, B, ADR .....       29,000          1,827       56,200          3,541         85,200          5,368
a Capex SA, A ...............................       25,000        145,765       48,735        284,153         73,735        429,918
  Central Costanera SA, B ...................       35,860        103,287           --             --         35,860        103,287
a Molinos Rio de la Plata SA, B .............       60,018        100,840      923,413      1,551,489        983,431      1,652,329
  Nobleza Piccardo Sdad Industrial
  Comercial y Financial .....................       52,451        173,106           --             --         52,451        173,106
  Perez Companc SA, B .......................      509,070      2,927,445      295,695      1,700,416        804,765      4,627,861
  Quilmes Industrial SA, ADR ................      123,000      1,522,125      144,600      1,789,427        267,600      3,311,552
a Sociedad Comercial del Plata
  Cadelplata Come ...........................      345,950        132,858    1,140,960        438,172      1,486,910        571,030
  Telecom Argentina Stet-France
  SA, ADR ...................................      118,200      3,161,850       34,200        914,850        152,400      4,076,700
  Telefonica De Argentina SA, ADR ...........      110,730      3,474,154       34,610      1,085,889        145,340      4,560,043
  Transportadora de Gas del Sur SA, ADR .....       51,600        483,750           --             --         51,600        483,750
  Transportadora de Gas del Sur SA, B .......      110,115        207,037           --             --        110,115        207,037
                                                             ------------                ------------                  ------------
                                                               13,099,261                   8,149,074                    21,248,335
                                                             ------------                ------------                  ------------
  AUSTRIA 1.2%
  Austria Tabak AG ..........................       23,700      1,380,891        7,000        407,858         30,700      1,788,749
  Bank Austria AG ...........................       20,800      1,093,947       19,810      1,041,879         40,610      2,135,826
  OMV AG ....................................       17,200      1,534,112        5,300        472,720         22,500      2,006,832
                                                             ------------                ------------                  ------------
                                                                4,008,950                   1,922,457                     5,931,407
                                                             ------------                ------------                  ------------
  BOTSWANA .0%
  Sechaba Brewery Holding Ltd. ..............      159,200        183,886           --             --        159,200        183,886
                                                             ------------                ------------                  ------------
  BRAZIL 12.3%
  Aracruz Celulose SA, ADR ..................      267,200      5,878,400      119,000      2,618,000        386,200      8,496,400
  Banco Bradesco SA .........................  132,856,544        530,668   59,329,083        236,978    192,185,627        767,646
  Banco Bradesco SA, pfd ....................   65,233,889        335,010   40,276,150        206,839    105,510,039        541,849
  Banco do Brasil SA ........................   37,626,000        150,289   75,902,976        303,178    113,528,976        453,467
  Brasmotor SA, pfd .........................    1,306,000        104,256    3,246,000        259,124      4,552,000        363,380
  Centrais Eletricas Brasileiras
  SA (Electrobras) ..........................   14,941,000        284,753   45,251,000        862,416     60,192,000      1,147,169
  Centrais Eletricas Brasileiras
  SA (Electrobras), B, pfd ..................  170,946,000      3,482,324  183,925,000      3,746,718    354,871,000      7,229,042
  Centrais Geradoras Do Sul Do Brasil
  SA, B, pfd ................................  161,900,000        131,183  209,667,000        169,887    371,567,000        301,070
  Cia Cervejaria Brahma, pfd ................      495,000        282,171      473,000        269,630        968,000        551,801
  Cia Energetica de Minas Gerais
  Cemig, Br., pfd ...........................  113,752,000      2,402,261   40,185,000        848,643    153,937,000      3,250,904
a Cia Mesbla SA, pfd ........................           --             --    7,400,000         31,838      7,400,000         31,838
  Cia Vale do Rio Doce, A, pfd ..............      156,750      3,112,639       50,900      1,010,739        207,650      4,123,378
  Copene-Petroquimica do Nordeste
  SA, A, pfd ................................    1,097,000        172,140    2,864,700        449,525      3,961,700        621,665
  Duratex SA, pfd ...........................   12,525,000        335,906   52,566,800      1,409,780     65,091,800      1,745,686
  Embratel Participacoes SA, pfd ............   62,558,000        878,132   15,877,000        222,867     78,435,000      1,100,999
  Investimentos Itau SA .....................      212,359        113,561       89,527         47,876        301,886        161,437
a Investimentos Itau SA, pfd ................    5,218,000      2,798,813    2,200,200      1,180,136      7,418,200      3,978,949
a Mannesmann SA .............................    2,692,000        199,231    2,048,500        151,607      4,740,500        350,838
a Mannesmann SA, pfd ........................           --             --      307,200         23,226        307,200         23,226
  Petroleo Brasileiro SA, pfd ...............    1,523,000        238,987           --             --      1,523,000        238,987
  Tele Celular Sul Participacoes SA, pfd ....   62,558,000        133,862   15,877,000         33,974     78,435,000        167,836
  Tele Centro Oeste Celular Participacoes
  SA, pfd ...................................   23,658,000         30,104    2,629,000          3,345     26,287,000         33,449
  Tele Centro Sul Participacoes SA, pfd .....  397,594,000      4,421,746   71,999,000        800,720    469,593,000      5,222,466

      See accompanying notes to pro forma combining financial statements.

                                       39

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  BRAZIL (CONT.)
  Tele Leste Celular Participacoes SA, pfd ..   62,558,000   $     37,481   15,877,000   $      9,513     78,435,000   $     46,994
  Tele Nordeste Celular Participacoes
  SA, pfd ...................................   62,558,000         86,385   15,877,000         21,924     78,435,000        108,309
  Tele Norte Celular Participacoes SA, pfd ..   62,558,000         35,696   15,877,000          9,060     78,435,000         44,756
  Tele Norte Leste Participacoes SA, pfd ....  243,998,000      4,483,158   55,911,000      1,027,295    299,909,000      5,510,453
  Tele Sudeste Celular Participacoes
  SA, pfd ...................................  499,230,000      2,862,914  109,402,000        627,383    608,632,000      3,490,297
  Telemig Celular Participacoes SA, pfd .....   62,558,000         79,603   15,877,000         20,203     78,435,000         99,806
  Telesp Celular Participacoes SA, pfd ......   62,558,000        663,954   15,877,000        168,509     78,435,000        832,463
  Telesp Participacoes SA, ADR ..............      248,400      5,682,150       47,500      1,086,563        295,900      6,768,713
  Telesp Participacoes SA, pfd ..............   62,558,000      1,481,402   15,877,000        375,975     78,435,000      1,857,377
  Unibanco Uniao de Bancos
  Brasileiros SA ............................    7,111,000        324,611   15,439,000        704,776     22,550,000      1,029,387
                                                             ------------                ------------                  ------------
                                                               41,753,790                  18,938,247                    60,692,037
                                                             ------------                ------------                  ------------
  CHILE 2.4%
  Cia Cervecerias Unidas SA, ADR ............        7,500        214,687       15,000        429,375         22,500        644,062
  Cia de Telecomunicaciones de Chile
  SA, ADR ...................................      161,414      3,994,997      105,300      2,606,175        266,714      6,601,172
  Empresa Nacional de Electricidad
  SA, ADR ...................................       99,615      1,207,832      103,142      1,250,597        202,757      2,458,429
  Enersis SA, ADR ...........................       38,753        886,475       26,642        609,436         65,395      1,495,911
  Madeco Manufacturera de Cobre
  SA, ADR ...................................        5,600         56,700           --             --          5,600         56,700
  Quinenco SA, ADR ..........................       30,900        289,687       47,900        449,063         78,800        738,750
                                                             ------------                ------------                  ------------
                                                               6,650,378                    5,344,646                    11,995,024
                                                             ------------                ------------                  ------------
  CHINA .8%
  Beijing Datang Power Generation Co. .......
  Ltd., H ...................................        5,000          1,611           --             --          5,000          1,611
  China Resources Enterprises Ltd. ..........      116,000        204,824           --             --        116,000        204,824
a China Telecommunications Ltd. .............       58,000        161,093           --             --         58,000        161,093
  China Vanke Co. Ltd., B ...................                                2,857,867      1,919,033      2,857,867      1,919,033
  Guangshen Railway Co. Ltd., H .............      768,000        117,791           --             --        768,000        117,791
  Guangshen Railway Co. Ltd., H, ADR ........       20,400        155,550           --             --         20,400        155,550
a Shanghai Dazhong Taxi Shareholding
  Co. Ltd., B ...............................           --             --      455,300        309,604        455,300        309,604
  Shandong Huaneng Power Development
  Co. Ltd., ADR .............................       22,500        116,719       96,500        500,594        119,000        617,313
a Shanghai New Asia Group Co. Ltd., B .......       34,502          9,316           --             --         34,502          9,316
  Shanghai Petrochemical Co. Ltd., H ........    1,812,900        427,590    1,060,500        250,129      2,873,400        677,719
  Yanzhou Coal Mining Company Ltd., H .......      100,000         35,766           --             --        100,000         35,766
                                                             ------------                ------------                  ------------
                                                                1,230,260                   2,979,360                     4,209,620
                                                             ------------                ------------                  ------------
  COLOMBIA .3%
  Barvaria SA ...............................           --             --      202,807        753,258        202,807        753,258
  Cementos Agros SA .........................           --             --      255,000        662,105        255,000        662,105
                                                             ------------                ------------                  ------------
                                                                               457,807      1,415,363        457,807      1,415,363
                                                             ------------                ------------                  ------------
  CZECH REPUBLIC 1.6%
a CEZ AS ....................................    1,079,250      2,221,246    1,408,880      2,899,671      2,488,130      5,120,917
a SPT Telecom AS ............................      113,540      1,843,341       66,310      1,076,554        179,850      2,919,895
  Tabak AS ..................................          260         61,926           --             --            260         61,926
                                                             ------------                ------------                  ------------
                                                                4,126,513                   3,976,225                     8,102,738
                                                             ------------                ------------                  ------------
  EGYPT .1%
  Commercial International Bank Ltd. ........       38,700        347,550           --             --         38,700        347,550
  Eastern Tobacco Co. .......................        1,100         26,793           --             --          1,100         26,793
                                                             ------------                ------------                  ------------
                                                                  374,343                          --                       374,343
                                                             ------------                ------------                  ------------
  GHANA .1%
  Ashanti Goldfields Co. Ltd., GDR ..........       25,159        174,541       21,164        146,825         46,323        321,366
                                                             ------------                ------------                  ------------

      See accompanying notes to pro forma combining financial statements.

                                       40

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  HONG KONG 5.3%
  CDL Hotel International Ltd. ..............       61,250   $     25,656           --             --         61,250   $     25,656
  Cheung Kong Holdings Ltd. .................      145,000      1,289,495      276,000   $  2,454,487        421,000      3,743,982
  China Overseas Land & Investment Ltd. .....      487,000         69,044           --             --        487,000         69,044
  Citic Pacific Ltd. ........................      407,000      1,298,292      458,000      1,460,977        865,000      2,759,269
  Cross Harbour Tunnel Co. Ltd. .............       44,000         33,175           --             --         44,000         33,175
  Dairy Farm International Holdings Ltd. ....    1,334,370      1,601,244      237,772        285,326      1,572,142      1,886,570
  Hang Lung Development Co. Ltd. ............      972,000      1,202,652      980,000      1,212,551      1,952,000      2,415,203
  Hong Kong & Shanghai Hotels Ltd. ..........      966,000        821,720      568,000        483,164      1,534,000      1,304,884
  Hong Kong Electric Holdings Ltd. ..........      206,594        665,672      168,682        543,515        375,276      1,209,187
  Hong Kong Land Holdings Ltd. ..............       19,000         30,780        5,000          8,100         24,000         38,880
  HSBC Holdings PLC .........................       46,902      1,710,726       41,078      1,498,299         87,980      3,209,025
  Jardine Matheson Holdings Ltd. ............      376,055      1,880,275      240,815      1,204,075        616,870      3,084,350
  Jardine Strategic Holdings Ltd. ...........       35,000         91,000           --             --         35,000         91,000
a Lai Sun Development Co. Ltd. ..............       48,000          4,207           --             --         48,000          4,207
a Lai Sun Garment International Ltd. ........      612,000         44,960           --             --        612,000         44,960
  New World Development Co. Ltd. ............      786,322      2,356,275      827,632      2,480,064      1,613,954      4,836,339
  Shangri La Asia Ltd. ......................        2,000          2,475           --             --          2,000          2,475
  Sun Hung Kai Properties Ltd. ..............       47,617        434,201       54,739        499,144        102,356        933,345
  Wheelock and Company Ltd. .................      196,890        270,256           --             --        196,890        270,256
                                                             ------------                ------------                  ------------
                                                               13,832,105                  12,129,702                    25,961,807
                                                             ------------                ------------                  ------------
  HUNGARY 1.5%
  Borsodchem RT .............................       45,569      1,111,531       29,330        711,600         74,899      1,823,131
  Borsodchem RT, GDR, Reg S .................        6,900        169,567           --             --          6,900        169,567
  Egis RT ...................................        6,720        160,860           --             --          6,720        160,860
a Fotex First Hungarian American Photo
  Service Co. ...............................       45,385         17,262           --             --         45,385         17,262
  Gedeon Richter Ltd. .......................       23,110      1,005,593       10,180        442,966         33,290      1,448,559
  Matav RT ..................................       41,500        224,417       13,800         74,625         55,300        299,042
  Mol Magyar Olay-Es Gazipari RT ............       62,070      1,496,065       21,800        525,442         83,870      2,021,507
  Pannonplast Plastic Industries PLC ........          842         16,326           --             --            842         16,326
  Tiszai Vegyi Kombinat RT ..................       74,562        779,899       44,001        460,239        118,563      1,240,138
  Zwack Unicum Ltd. .........................          100          2,295           --             --            100          2,295
                                                             ------------                ------------                  ------------
                                                                4,983,815                   2,214,872                     7,198,687
                                                             ------------                ------------                  ------------
  INDIA .7%
  Bajaj Auto Ltd. ...........................          650          8,110           25            312            675          8,422
a Bank of Baroda ............................          100            151          100            151             --
  Bharat Petroleum Corp. Ltd. ...............       12,900         78,243           --             --         12,900         78,243
a Hindalco Industries Inc. ..................       19,742        286,151           --             --         19,742        286,151
  Hindustan Petroleum Corporation Ltd. ......       64,338        368,716       35,600        204,021         99,938        572,737
  Indian Aluminium Co Ltd ...................       29,000         40,964       45,000         63,565         74,000        104,529
  Indian Petrochemicals Corp. Ltd. ..........           --             --          100            237            100            237
  Larsen and Toubro Ltd. ....................       91,671        605,696      120,924        798,978        212,595      1,404,674
  Mahanagar Telephone Nigam Ltd. ............       96,800        415,228                                     96,800        415,228
* National Aluminum Co Ltd., 14.50%,
  3/08/05 ...................................    1,529,000 INR     37,249    3,085,500 INR     75,167      4,614,500 INR    112,416
  Reliance Industries Ltd. ..................        8,515         34,699       87,500        356,568         96,015        391,267
  Tata Iron & Steel Co. Ltd. ................           --             --          100            323            100            323
                                                             ------------                ------------                  ------------
                                                                1,875,056                   1,499,322      5,227,465      3,374,378
                                                             ------------                ------------                  ------------
  INDONESIA 5.5%
a Asia Pulp & Paper Co. Ltd., ADR ...........       92,800        893,200       82,900        797,913        175,700      1,691,113
a Asia Pulp & Paper Co. Ltd., ADR, wts ......       20,540         53,917       18,340         48,143         38,880        102,060
a PT Barito Pacific Timber TBK ..............    1,774,000        193,246           --             --      1,774,000        193,246
  PT Gudang Garamm ..........................      320,000        869,136      226,000        613,827        546,000      1,482,963
a PT Indah Kiat Pulp & Paper Corp. ..........    3,750,750      1,743,268    3,938,000      1,830,298      7,688,750      3,573,566
a PT Indocement Tunggal PrakarSA ............    1,746,000        893,922    1,408,500        721,127      3,154,500      1,615,049
a PT Indofoods Sukses Makmurr ...............    1,054,685      1,439,948      594,020        811,008      1,648,705      2,250,956
  PT Indosat ................................      232,000        444,793      197,000        377,691        429,000        822,484
a PT Semen Cibinong .........................   35,534,500      4,903,090           --             --     35,534,500      4,903,090
  PT Semen Gresik (Persero) .................      316,501        689,545      338,617        737,728        655,118      1,427,273

      See accompanying notes to pro forma combining financial statements.

                                       41

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  INDONESIA (CONT.)
a PT Sinar Mas Agro Resources &
  Technology Corp. ..........................      482,800   $    431,259           --   $         --        482,800   $    431,259
  PT Tambang TimaH ..........................    1,289,500      1,123,747    1,002,000        873,203      2,291,500      1,996,950
  PT Telekomunikasi Indonesia
  (Persero), B ..............................    5,611,140      3,259,922    3,348,260      1,945,249      8,959,400      5,205,171
  PT Tempo Scan Pacific .....................      487,000        203,359           --             --        487,000        203,359
a PT Tjiwi Kimia ............................      909,454        350,044    1,520,926        585,396      2,430,380        935,440
                                                             ------------                ------------                  ------------
                                                               17,492,396   12,674,563      9,341,583     66,296,233     26,833,979
                                                             ------------                ------------                  ------------
  ISRAEL .3%
a Formula Systems Ltd. ......................       18,380        557,917        9,780        296,868         28,160        854,785
  Koor Industries Ltd. ......................        2,590        298,623        2,686        309,692          5,276        608,315
                                                             ------------                ------------                  ------------
                                                                  856,540                     606,560                     1,463,100
                                                             ------------                ------------                  ------------
  JORDAN .1%
a Zara Investment Holdings Company Ltd. .....      345,450        752,561           --             --        345,450        752,561
                                                             ------------                ------------                  ------------
  MALAYSIA 3.8%
  Boustead Holdings Bhd .....................      403,000        366,942      384,000        349,642        787,000        716,584
  Federal Flour Mills Bhd ...................       33,000         31,263       99,000         93,789        132,000        125,052
  Genting Bhd ...............................      306,600      1,169,921      326,400      1,245,474        633,000      2,415,395
  Golden Hope Plantations Bhd ...............      122,000        104,663       37,000         31,742        159,000        136,405
  Hong Leong Industries Bhd .................      206,800        243,806      336,200        396,362        543,000        640,168
  Island & Peninsula Bhd ....................      443,000        433,674      454,000        444,442        897,000        878,116
  Kian Joo Can Factory Bhd ..................       59,000        107,132       59,000        107,132        118,000        214,264
a Leader Universal Holdings Bhd .............    1,452,000        607,547      982,000        410,889      2,434,000      1,018,436
  Malayawata Steel Bhd ......................      563,000        225,200           --             --        563,000        225,200
  Malaysian Airlines System Bhd .............      246,000        336,632      197,000        269,579        443,000        606,211
  Malaysian International Shipping
  Corp., fgn ................................       76,000        139,000      207,666        379,810        283,666        518,810
  Oriental Holdings Bhd .....................       61,000        166,947       45,000        123,158        106,000        290,105
  Perlis Plantations Bhd ....................      175,000        204,474      374,500        437,574        549,500        642,048
  Perusahaan Otomobil Nasional Bhd ..........      141,000        326,526      214,000        495,579        355,000        822,105
  Public Bank Bhd ...........................    1,740,400      1,323,620      149,000        113,318      1,889,400      1,436,938
  Public Bank Bhd., fgn .....................    2,219,000      2,324,110       20,000         20,947      2,239,000      2,345,057
  Resorts World Bhd .........................      679,000      1,599,224      789,000      1,858,303      1,468,000      3,457,527
  Shangri La Hotels (Malaysia) Bhd ..........       31,000         11,339      886,000        324,089        917,000        335,428
  Tanjong PLC ...............................      312,000        775,895      214,000        532,184        526,000      1,308,079
  Technology Resources Industries Bhd .......      437,000        356,500      104,000         84,842        541,000        441,342
  YTL Corp. Bhd .............................      176,000        370,526           --             --        176,000        370,526
                                                             ------------                ------------                  ------------
                                                               11,224,941                   7,718,855                    18,943,796
                                                             ------------                ------------                  ------------
  MEXICO 10.7%
  Cemex SA ..................................      616,990      3,060,244       54,810        271,855        671,800      3,332,099
  Cemex SA, B ...............................    1,322,500      6,594,848    1,454,500      7,253,086      2,777,000     13,847,934
a Cifra SA de CV, V .........................      710,833      1,426,979      209,000        419,562        919,833      1,846,541
a Coca Cola Femsa SA de CV, L, ADR ..........       52,300      1,013,312       45,000        871,875         97,300      1,885,187
  DESC SA de CV DESC, B .....................    1,250,000      1,374,800      460,170        506,113      1,710,170      1,880,913
  Fomento Economico Mexicano SA
  de CV FemSA ...............................       31,000      1,236,125        5,000        199,375         36,000      1,435,500
a Grupo Financiero Banamex Accival SA
  de CV .....................................    1,895,068      4,856,554    1,250,885      3,205,685      3,145,953      8,062,239
  Grupo Industrial Maseca SA de CV, B .......       19,000         11,361           --             --         19,000         11,361
  Panamerican Beverages Inc., A .............       59,800      1,423,988        2,900         69,056         62,700      1,493,044
  Telefonos de Mexico SA (Telmex), ADR ......       66,500      5,374,031      144,800     11,701,650        211,300     17,075,681
  Vitro SA De CV, A .........................      353,500        609,990      718,349      1,239,564      1,071,849      1,849,554
                                                             ------------                ------------                  ------------
                                                             26,982,232                    25,737,821                    52,720,053
                                                             ------------                ------------                  ------------
  NEW ZEALAND
  Brierley Investments Ltd. .................      713,000        200,244           --        713,000        200,244
                                                             ------------                ------------                  ------------
  PAKISTAN .3%
a Bank of Punjab ............................       35,204          9,040           --         35,204          9,040
a DG Khan Cement Co. ........................    1,034,288         83,184           --      1,034,288         83,184

      See accompanying notes to pro forma combining financial statements.

                                       42

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  PAKISTAN (CONT.)
  Engro Chemical Pakistan Ltd. ..............      138,534   $    194,646           --   $         --        138,534   $    194,646
  Pakistan Telecommunications Corp., A ......      906,000        348,529    2,222,000        854,781      3,128,000      1,203,310
                                                             ------------                ------------                  ------------
                                                                  635,399                     854,781                     1,490,180
                                                             ------------                ------------                  ------------
  PERU .8%
  Telefonica Del Peru SA, ADR ...............      154,200      2,332,275      109,500      1,656,188        263,700      3,988,463
                                                             ------------                ------------                  ------------
  PHILIPPINES 2.9%
a A Soriano Corp. ...........................    6,301,500        182,172           --             --      6,301,500        182,172
  Ayala Corp. ...............................      441,840        145,151           --             --        441,840        145,151
a Belle Corp. ...............................   39,075,000      4,159,100           --             --     39,075,000      4,159,100
a Filinvest Development Corp. ...............    2,639,000        242,746           --             --      2,639,000        242,746
a Keppel Philippine Holdings Inc., B ........    8,776,186        174,140           --             --      8,776,186        174,140
  Petron Corp. ..............................    1,144,000        121,766    3,695,000        393,292      4,839,000        515,058
a Philex Mining Corp., B ....................    6,059,500         60,515           --             --      6,059,500         60,515
  Philippine Commercial International
  Bank Inc. .................................      185,060      1,264,536           --             --        185,060      1,264,536
  Philippine Long Distance Telephone
  Co., ADR ..................................       45,800      1,379,725       71,700      2,159,963        117,500      3,539,688
a Philippine National Bank ..................      701,931      1,900,102           --             --        701,931      1,900,102
  RFM Corp. .................................    1,587,636        202,366           --             --      1,587,636        202,366
  San Miguel Corp., B .......................      703,200      1,533,919      132,700        289,464        835,900      1,823,383
a Southeast Asia Cement Holdings Inc. .......   16,230,683        234,609    1,772,577         25,622     18,003,260        260,231
                                                             ------------                ------------                  ------------
                                                               11,600,847                   2,868,341                    14,469,188
                                                             ------------                ------------                  ------------
  POLAND .8%
  Bank Slaski SA W KatowicacH ...............       19,900        973,824          700         34,255         20,600      1,008,079
  Elektrim SA ...............................       84,700      1,198,127           --             --         84,700      1,198,127
a Impexmetal SA .............................       93,892        430,752           --             --         93,892        430,752
a Prokom Software SA ........................          491         16,331           --             --            491         16,331
a Rolimpex SA ...............................       22,617         34,299           --             --         22,617         34,299
  Telekomunikacja Polska SA .................           --             --       40,416        283,278         40,416        283,278
  Warta SA ..................................       14,709        288,669       28,395        557,261         43,104        845,930
  Wielkopolski Bank Kredytowy SA ............       12,100         70,932       12,100         70,932
                                                             ------------                ------------                  ------------
                                                                3,012,934                     874,794                     3,887,728
                                                             ------------                ------------                  ------------
  RUSSIA 1.1%
a Aeroflot-Russia International Airlines ....    1,684,800        225,763           --             --      1,684,800        225,763
  GAZ Auto Works ............................        1,270         44,755        1,310         46,164          2,580         90,919
  Irkutskenergo .............................      680,800         69,305      439,500         44,741      1,120,300        114,046
  Irkutskenergo, ADR ........................        7,000         35,630        7,000         35,630         14,000         71,260
a Krasnoyarsk Aluminum Plant ................        5,748         35,375           --             --          5,748         35,375
  Lukoil Holdings, ADR ......................       19,320        765,072        3,360        133,056         22,680        898,128
  Mosenergo .................................    5,937,200        265,987    2,052,000         91,930      7,989,200        357,917
  Mosenergo, ADR ............................       38,930        175,185        3,000         13,500         41,930        188,685
a Norilsk Nickel ............................       41,700        136,776           --             --         41,700        136,776
a Novorosissk Sea Shipping ..................       28,000          4,715           --             --         28,000          4,715
a Novorosissk Sea Shipping., pfd ............      224,000         13,418           --             --        224,000         13,418
a Red October ...............................        3,000         20,700           --             --          3,000         20,700
a Rostelecom ................................      553,000        873,740        2,000          3,160        555,000        876,900
a Rostelecom, ADR ...........................       33,300        326,756       11,900        116,769         45,200        443,525
a Rostelecom, pfd ...........................      257,300        132,509           --             --        257,300        132,509
a Saint Petersburg City Telephone
  Network, A, pfd ...........................       53,000          7,420           --             --         53,000          7,420
a Tsum Trade House ..........................      317,500         64,833           --             --        317,500         64,833
  Unified Energy Systems ....................    3,400,000        297,500      610,600         53,428      4,010,600        350,928
  Unified Energy Systems, ADR ...............       11,000         97,075       12,000        105,900         23,000        202,975
  Unified Energy Systems, pfd ...............      200,000          8,160           --             --        200,000          8,160
a Vimpel Communications, ADR ................       45,400      1,052,712       10,950        253,903         56,350      1,306,615
                                                             ------------                ------------                  ------------
                                                                4,653,386                     898,181                     5,551,567
                                                             ------------                ------------                  ------------

      See accompanying notes to pro forma combining financial statements.

                                       43

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  SINGAPORE 8.5%
  Acer Computer International Ltd. ..........      195,000   $    232,050           --   $         --        195,000   $    232,050
  Acma Ltd. .................................      193,000        194,984           --             --        193,000        194,984
  City Developments Ltd. ....................      277,000      1,773,451      367,500      2,352,863        644,500      4,126,314
  Cycle & Carriage Ltd. .....................      177,000      1,018,855       45,000        259,031        222,000      1,277,886
  Delgro Corp. ..............................       39,500         95,125           --             --         39,500         95,125
  Development Bank of Singapore Ltd., fgn ...        5,000         61,087           --             --          5,000         61,087
  First Capital Corp. Ltd. ..................      408,000        635,066      262,000        407,812        670,000      1,042,878
  Fraser and Neave Ltd. .....................      466,000      2,066,549      445,000      1,973,421        911,000      4,039,970
  Hai Sun Hup Group Ltd. ....................      714,000        423,577    1,315,000        780,117      2,029,000      1,203,694
  Hong Leong Finance Ltd., fgn ..............      172,000        394,009           --             --        172,000        394,009
  Inchcape Motors Ltd. ......................      143,000        230,144      163,000        262,332        306,000        492,476
  Isetan (Singapore) Ltd. ...................       18,000         30,132           --             --         18,000         30,132
  Jurong Shipyard Ltd. ......................      194,000        951,483      224,000      1,098,620        418,000      2,050,103
  Keppel Corp., Ltd. ........................      969,000      3,301,145      725,000      2,469,897      1,694,000      5,771,042
  MCL Land Ltd. .............................      605,000        764,023           --             --        605,000        764,023
  Metro Holdings Ltd. .......................       39,000         61,392           --             --         39,000         61,392
  Natsteel Ltd. .............................    1,323,000      2,315,736    1,008,000      1,764,370      2,331,000      4,080,106
a Neptune Orient Lines Ltd. .................      300,000        366,520           --             --        300,000        366,520
a Osprey Maritime Ltd. ......................      267,000        183,489           --             --        267,000        183,489
  Overseas Chinese Banking Corp. Ltd., fgn ..      229,000      1,910,015      198,000      1,651,454        427,000      3,561,469
  Overseas Union Enterprise Ltd. ............      106,400        337,480      173,400        549,991        279,800        887,471
  Sembcorp Industries Ltd. ..................    1,416,925      2,247,106    1,119,769      1,775,845      2,536,694      4,022,951
  Singapore Petroleum Company, fgn ..........      110,000         90,455           --             --        110,000         90,455
  United Industrial Corporation Ltd. ........    1,691,000      1,142,232    1,371,000        926,079      3,062,000      2,068,311
  United Overseas Bank Ltd., fgn ............      391,000      2,732,981      284,000      1,985,081        675,000      4,718,062
  United Overseas Land Ltd. .................      109,000        122,925           --             --        109,000        122,925
  WBL Corp. Ltd. ............................       87,000        119,577           --             --         87,000        119,577
                                                             ------------                ------------                  ------------
                                                               23,801,588                  18,256,913                    42,058,501
                                                             ------------                ------------                  ------------
  SLOVAK REPUBLIC .2%
  Nafta Gbely AS ............................        6,695         88,399        4,800         63,378         11,495        151,777
a Slovnaft AS ...............................       11,000        145,241       28,010        369,836         39,010        515,077
a Vychodoslovenske Zeleziarne AS ............       22,857         93,661        8,400         34,421         31,257        128,082
                                                             ------------                ------------                  ------------
                                                                  327,301                     467,635                       794,936
                                                             ------------                ------------                  ------------
  SOUTH AFRICA 10.1%
  AECI Ltd. .................................       63,600        142,282       63,600        142,282
  Anglo American PLC ........................      100,878      4,714,160       68,395      3,196,187        169,273      7,910,347
  Barlow Ltd. ...............................      228,500      1,317,723      205,300      1,183,932        433,800      2,501,655
  CG Smith Ltd. .............................      513,000      1,474,944      618,600      1,778,558      1,131,600      3,253,502
  De Beers/Centenary Linked Units ...........      118,100      2,829,938       66,740      1,599,238        184,840      4,429,176
a Del Monte Royal Foods Ltd. ................    1,411,300        877,020           --             --      1,411,300        877,020
  Dunlop Africa Ltd. ........................      191,200         99,806           --             --        191,200         99,806
  Edgars Consolidated Stores Ltd. ...........       16,563        128,727           --             --         16,563        128,727
  Firstrand Ltd. ............................      710,000        811,832       79,000         90,331        789,000        902,163
  Iscor Ltd. ................................    2,859,390        895,558    3,395,912      1,063,597      6,255,302      1,959,155
  Kersaf Investments Ltd. ...................      391,367      1,751,083        2,000          8,949        393,367      1,760,032
a Liberty International PLC .................       79,444        525,938       27,075        179,241        106,519        705,179
  Liberty Life Association of Africa Ltd. ...      198,392      2,541,338       62,070        795,097        260,462      3,336,435
  Palabora Mining Co. Ltd. ..................       29,500        210,208      114,000        812,329        143,500      1,022,537
  Rembrandt Group Ltd. ......................      185,100      1,542,883      156,170      1,301,740        341,270      2,844,623
  Sappi Ltd. ................................      401,073      2,937,679      311,651      2,282,703        712,724      5,220,382
  Sasol Ltd. ................................      372,000      2,653,840      378,900      2,703,065        750,900      5,356,905
  South African Breweries PLC ...............      397,580      3,452,348      251,244      2,181,653        648,824      5,634,001
  Tongaat-Hulett Group Ltd. .................      132,952        812,980       96,043        587,288        228,995      1,400,268
                                                             ------------                ------------                  ------------
                                                             29,720,287                    19,763,908                    49,484,195
                                                             ------------                ------------                  ------------
  SOUTH KOREA 8.7%
  Asia Cement Manufacturing Co. Ltd. ........       61,820      1,522,134           --             --         61,820      1,522,134
a Cho Hung Bank Co. Ltd. ....................       34,188        191,689           --             --         34,188        191,689
a Cho Hung Bank Co. Ltd., GDR, Reg S ........       20,868        116,965           --             --         20,868        116,965
a Daegu Bank Co. Ltd. .......................      143,655        640,397           --             --        143,655        640,397

      See accompanying notes to pro forma combining financial statements.

                                       44

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  SOUTH KOREA (CONT.)
a Daewoo Electronics Co. ....................       62,560   $    308,071           --   $         --         62,560   $    308,071
  Dongkuk Steel Mill Co. Ltd. ...............       14,592         85,724           --             --         14,592         85,724
  Hana Bank .................................      585,442      8,598,284       27,132        398,483        612,574      8,996,767
  Hana Bank, GDR, Reg S .....................       98,502      1,418,429       94,732      1,364,141        193,234      2,782,570
a Hotel Shilla Co. ..........................      109,330      1,218,451           --             --        109,330      1,218,451
  Korea Electric Power Corp. ................      200,970      8,351,324       83,100      3,453,227        284,070     11,804,551
a Kyongnam Bank .............................      520,745      1,979,506           --             --        520,745      1,979,506
  LG Electronics Inc. .......................       71,376      1,973,246       13,900        384,276         85,276      2,357,522
  Pohang Iron & Steel Co. Ltd., ADR .........           --             --       15,500        521,188         15,500        521,188
  Saehan Precision Co. Ltd. .................       58,905      1,201,000           --             --         58,905      1,201,000
  Samsung Display Devices Ltd. ..............       22,337      1,215,750       27,586      1,501,441         49,923      2,717,191
  Samsung Electronics Co. Ltd. ..............       28,595      3,137,421       19,481      2,137,440         48,076      5,274,861
a Samsung Heavy Industries Co. Ltd. .........      191,755      1,043,677      190,082      1,034,572        381,837      2,078,249
  Shin Poong Paper Manufacturing
  Co Ltd. ...................................        5,361         53,263           --             --          5,361         53,263
  Shin Young Wocoal Inc. ....................        1,288         75,667           --             --          1,288         75,667
  SK Corp. ..................................           --             --        1,410         40,564          1,410         40,564
  Ssangyong Oil Refining Co. Ltd. ...........        3,570         92,527           --             --          3,570         92,527
  Tong Yang Merchant Bank ...................       55,502        343,802          118            731         55,620        344,533
                                                             ------------                ------------                  ------------
                                                               33,567,327                  10,836,063                    44,403,390
                                                             ------------                ------------                  ------------
  THAILAND 8.0%
  Advanced Info Service Public Co. ..........
  Ltd., fgn .................................       72,900        988,475      100,300      1,360,000        173,200      2,348,475
  American Standard Sanitaryware Public
  Co. Ltd., fgn .............................           --             --       30,800        154,522         30,800        154,522
  Ayudhya Insurance Public Co. Ltd., fgn ....        3,800         12,263        3,800         12,263
a Bangkok Bank Public Co. Ltd. ..............    1,249,687      2,728,130      922,400      2,013,646      2,172,087      4,741,776
a Bangkok Bank Public Co. Ltd., fgn .........      123,000        460,312       23,000         86,075        146,000        546,387
a Bangkok Insurance Public Co. Ltd. .........       25,600         96,499           --             --         25,600         96,499
  BEC World Public Co Ltd., fgn .............       23,000        143,458           --             --         23,000        143,458
a Charoen Pokphand Feedmill Public
  Co. Ltd., fgn .............................      547,800        891,336      511,500        832,271      1,059,300      1,723,607
a Hana Microelectronics Co. Ltd., fgn .......       86,200        259,477      160,400        482,831        246,600        742,308
  Hua Thai Manufacturing Public Co. .........
  Ltd., fgn .................................           --             --        8,000         11,260          8,000         11,260
  Industrial Finance Corp. of Thailand, fgn .    1,041,500        663,736    1,078,700        687,443      2,120,200      1,351,179
  Italian-Thai Development Public Co. .......
  Ltd., fgn .................................       66,900        161,467           --             --         66,900        161,467
a Jasmine International Public Co. Ltd., fgn       678,000        473,451           --             --        678,000        473,451
a Land and House Public Co. Ltd. ............      484,978        677,325           --             --        484,978        677,325
a Land and House Public Co. Ltd., fgn .......      206,278        374,797        5,800         10,538        212,078        385,335
  Saha Pathanapibul Public Co. Ltd., fgn ....      430,500        642,102           --             --        430,500        642,102
a Saha Union Public Co. Ltd. ................      259,306        114,270           --             --        259,306        114,270
  Saha Union Public Co. Ltd., fgn ...........      277,994        124,391           --             --        277,994        124,391
a Serm Suk Public Co. Ltd. ..................       31,100        144,220           --             --         31,100        144,220
  Serm Suk Public Co. Ltd., fgn .............        4,900         25,912           --             --          4,900         25,912
a Shin Corporations Public Company
  Ltd., fgn .................................       13,200         61,570           --             --         13,200         61,570
a Siam Cement Public Co. Ltd. ...............       22,750        426,929       68,100      1,277,972         90,850      1,704,901
  Siam Cement Public Co. Ltd., fgn ..........       84,950      2,580,176           --             --         84,950      2,580,176
a Siam Commercial Bank, fgn .................      361,901        500,527           --             --        361,901        500,527
a Siam Commercial Bank, 144A, 5.25%,
  cvt. pfd., fgn ............................      547,000        778,780       40,000         56,949        587,000        835,729
  Siam Makro Public Company Ltd., fgn .......      307,900        586,158      376,000        715,802        683,900      1,301,960
a Telecomasia Corp. Public Co. Ltd., fgn ....      219,000        221,227       54,000         54,549        273,000        275,776
a Thai Airways International Public Co. .....
  Ltd., fgn .................................      414,000        812,843      408,700        802,437        822,700      1,615,280
a Thai Farmers Bank Public Co. Ltd. .........    1,319,008      2,646,958    1,984,200      3,981,852      3,303,208      6,628,810
a Thai Farmers Bank Public Co. Ltd., fgn ....      775,025      2,396,009      569,800      1,761,551      1,344,825      4,157,560
a Thai Petrochemical Industry Public Co. ....
  Ltd., fgn .................................      795,120        517,502           --             --        795,120        517,502

      See accompanying notes to pro forma combining financial statements.

                                       45

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                           VIP TEMPLETON DEVELOPING
                                                                               VIP TEMPLETON DEVELOPING        MARKETS EQUITY FUND
                                                TVP DEVELOPING MARKETS FUND     MARKETS EQUITY FUND            PRO FORMA COMBINED
                                                ------------------------------------------------------------------------------------
                                                   SHARES          VALUE        SHARES          VALUE         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM SECURITIES (CONT.)
  THAILAND (CONT.)
a Thai Telephone & Telecommunication
  Public Co. Ltd.,fgn .......................      866,500   $    328,976           --   $         --        866,500   $    328,976
  Thai Wacoal Public Co. Ltd., fgn ..........       30,100         61,220           --             --         30,100         61,220
a Tipco Asphalt Public Co. Ltd., fgn ........       81,400        112,580           --             --         81,400        112,580
a Total Access Communication Public
  Co. Ltd. ..................................      607,200      1,943,040      419,800      1,343,360      1,027,000      3,286,400
a United Communications Industries, fgn .....      284,500        323,269      471,700        535,979        756,200        859,248
                                                             ------------                ------------                  ------------
                                                               23,279,385                  16,169,037                    39,448,422
                                                             ------------                ------------                  ------------
  TURKEY 2.4%
  Akbank ....................................  138,078,552      2,028,547  332,362,112      4,882,815    470,440,664      6,911,362
  Akcansa Cimento Sanayi Ve Ticaret AS ......   38,200,000        389,223           --             --     38,200,000        389,223
  Anadolu Anonim Turk Sigorta Sirketi, Br ...   28,898,000        126,680   28,898,000        126,680
a Arcelik AS, Br ............................   11,012,000        391,404   14,110,456        501,533     25,122,456        892,937
a Erciyas Biracilik .........................   11,706,000        269,059    8,638,000        198,542     20,344,000        467,601
a Eregli Demir ve Celik Fabrikalari AS ......   18,168,000        253,996   57,961,000        810,317     76,129,000      1,064,313
  Haci Omer Sabanci Holding AS,
  ADR, 144A .................................       23,500        128,075      150,100        818,045        173,600        946,120
  Hurriyet Gazete ...........................   23,577,900        167,608           --             --     23,577,900        167,608
  Koc Holding AS ............................    5,147,000        323,197           --             --      5,147,000        323,197
a Tofas Turk Otomobil Fabrikasi AS ..........    6,225,500         24,709   17,732,561         70,380     23,958,061         95,089
a Tofas Turk Otomobil Fabrikasi AS, new .....    9,337,875         37,062           --             --      9,337,875         37,062
a Tofas Turk Otomobil Fabrikasi AS, rts .....   12,450,500         34,518   14,186,035         39,329     26,636,535         73,847
a Turkiye Garanti Bankasi AS ................   26,780,454        199,892   40,231,380        300,291     67,011,834        500,183
  Turkiye Is Bankasi AS, C ..................    1,763,200         31,335           --             --      1,763,200         31,335
                                                             ------------                ------------                  ------------
                                                                4,278,625                   7,747,932                    12,026,557
                                                             ------------                ------------                  ------------
  VENEZUELA 3.3%
  Compania Anonima Nacional Telefonos
  de Venezuela, ADR .........................      150,900      4,112,025       54,700      1,490,575        205,600      5,602,600
  Electricidad De Caracas Saica Saca, ADR ...      198,071      3,876,544       95,528      1,869,626        293,599      5,746,170
  Mavesa SA, ADR ............................       95,700        311,025      306,300        995,475        402,000      1,306,500
                                                             ------------                ------------                  ------------
                                                                8,299,594                   4,355,676                    16,361,625
                                                             ------------                ------------                  ------------
  TOTAL LONG TERM SECURITIES
  (COST $443,606,387) .......................                 295,310,760                 186,870,361                   482,181,121
                                                             ------------                ------------                  ------------

                                                 PRINCIPAL                  PRINCIPAL                    PRINCIPAL
                                                  AMOUNT*                    AMOUNT*                       AMOUNT*
                                              ------------                ------------                  ------------
  SHORT TERM INVESTMENTS 1.1%
  U.S. Treasury Bills, 4.59% to 4.81%
  with maturities to 12/02/99 ............... $  4,845,000      4,772,948 $    729,000        717,422   $  5,574,000      5,490,370
                                                             ------------                ------------                  ------------
  TOTAL INVESTMENTS
  (COST $449,087,809) 99.0% .................                 300,083,708                 187,587,783                   487,671,491
  OTHER ASSETS, LESS LIABILITIES 1.0% .......                   3,024,212                   1,802,110                     4,826,322
                                                             ------------                ------------                  ------------
  TOTAL NET ASSETS 100.0% ...................                $303,107,920                $189,389,893                  $492,497,813
                                                             ============                ============                  ============

* Securities denominated in U.S. dollars.

a Non-income producing.

      See accompanying notes to pro forma combining financial statements.

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                       VIP TEMPLETON
                                                                                                                         DEVELOPING
                                                                                                      VIP                  MARKETS
                                                                                TVP                 TEMPLETON            EQUITY FUND
                                                                             DEVELOPING        DEVELOPING MARKETS         PRO FORMA
                                                                            MARKETS FUND           EQUITY FUND            COMBINED
                                                                            --------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................          $272,632,324          $176,455,485          $449,087,809
                                                                            --------------------------------------------------------
  Value ..........................................................           300,083,708           187,587,783           487,671,491
 Cash ............................................................             1,707,046               336,898             2,043,944
 Receivables:
  Investment securities sold .....................................             5,056,763             2,824,516             7,881,279
  Capital shares sold ............................................               215,579                   583               216,162
  Dividends and interest .........................................               942,653               840,659             1,783,312
                                                                            --------------------------------------------------------
      Total assets ...............................................           308,005,749           191,590,439           499,596,188
                                                                            --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................................             4,026,453             1,386,072             5,412,525
  Capital shares redeemed ........................................                    --               185,016               185,016
  Affiliates .....................................................               333,099               191,123               524,222
 Equity in foreign currencies ....................................                    --                    --                    --
 Deffered tax liability (Note 1j) ................................               420,541               341,012               761,553
 Other liabilities ...............................................               117,736                97,323               215,059
                                                                            --------------------------------------------------------
      Total liabilities ..........................................             4,897,829             2,200,546             7,098,375
                                                                            --------------------------------------------------------
       Net assets, at value ......................................          $303,107,920          $189,389,893          $492,497,813
                                                                            ========================================================
CLASS 1:
 Net assets, at value ............................................          $268,035,925          $188,802,531          $456,838,456
                                                                            ========================================================
 Shares outstanding** ............................................            37,062,731            20,102,042            48,646,869
                                                                            ========================================================
 Net asset value and offering price per share ....................          $       7.23          $       9.39          $       9.39
                                                                            ========================================================
CLASS 2:
 Net assets, at value ............................................          $ 35,071,995          $    587,362          $ 35,659,357
                                                                            ========================================================
 Shares outstanding** ............................................             4,862,951                62,613             3,801,632
                                                                            ========================================================
 Net asset value and offering price per share ....................          $       7.21          $       9.38          $       9.38
                                                                            ========================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                      VIP TEMPLETON
                                                                                                                        DEVELOPING
                                                                                       VIP                               MARKETS
                                                                     TVP              TEMPLETON                        EQUITY FUND
                                                                  DEVELOPING     DEVELOPING MARKETS     PROFORMA         PRO FORMA
                                                                MARKETS FUND        EQUITY FUND       ADJUSTMENTS        COMBINED
                                                                -------------------------------------------------------------------
Investment income:+
 Dividends .................................................    $   3,124,301     $   2,475,116                       $   5,599,417
 Interest ..................................................          143,566             6,057                             149,623
                                                                -------------------------------------------------------------------
      Total investment income ..............................        3,267,867         2,481,173                --         5,749,040
                                                                -------------------------------------------------------------------
Expenses:
 Management fees ...........................................        1,460,484         1,041,397                           2,501,881
 Administrative fees .......................................          113,170                --          $171,910a          285,080
 Distribution fees - Class 2 ...............................           29,391                39                (6)           29,424
 Custodian fees ............................................          138,500           105,800           244,300
 Reports to shareholders ...................................            9,000             8,000            17,000
 Professional fees .........................................           12,400            11,500            23,900
 Trustees' fees and expenses ...............................               --               600               600
 Other .....................................................            1,202                69             1,271
                                                                -------------------------------------------------------------------
      Total expenses .......................................        1,764,147         1,167,405           171,904         3,103,456
                                                                -------------------------------------------------------------------
        Net investment income (loss) .......................        1,503,720         1,313,768          (171,904)        2,645,584
                                                                -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..............................................      (28,889,873)      (26,187,877)                        (55,077,750)
  Foreign currency transactions ............................         (112,458)          (45,691)                           (158,149)
                                                                -------------------------------------------------------------------
      Net realized loss ....................................      (29,002,331)      (26,233,568)               --       (55,235,899)
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................      116,493,272        76,644,013                         193,137,285
  Deferred taxes ...........................................         (420,541)          341,012                             (79,529)
                                                                -------------------------------------------------------------------
      Net unrealized gain ..................................      116,072,731        76,985,025                         193,057,756
                                                                -------------------------------------------------------------------
Net realized and unrealized gain ...........................       87,070,400        50,751,457                --       137,821,857
                                                                -------------------------------------------------------------------
Net increase in net assets resulting from operations .......    $  88,574,120     $  52,065,225     $    (171,904)    $ 140,467,441
                                                                ===================================================================

a Pro Forma adjustment for difference in Administrative fee schedule. The combined entity will adopt an administrative fee based on the fund's average net assets as follows:
    First          $200,000,000   0.150%
    Next           $500,000,000   0.135%
    Next           $500,000,000   0.100%
    Over         $1,200,000,000   0.075%

b Pro Forma adjustment for difference in 12B-1 agreement. The 12B-1 fee rate reflected in the Pro Forma Combined is 0.25% of the average net assets.

+ Net of foreign taxes of $393,488 and $319,010 for TVP Templeton Developing Markets Fund and VIP Templeton Developing Markets Equity Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                      VIP TEMPLETON
                                                                                                                       DEVELOPING
                                                                                          VIP                            MARKETS
                                                                        TVP              TEMPLETON                     EQUITY FUND
                                                                     DEVELOPING     DEVELOPING MARKETS   PROFORMA      PRO FORMA
                                                                    MARKETS FUND        EQUITY FUND     ADJUSTMENTS     COMBINED
                                                                    ---------------------------------------------------------------
Investment income:+
 Dividends ......................................................   $   4,090,258    $   6,153,898    $          --   $  10,244,156
 Interest .......................................................       1,927,642        1,121,539               --       3,049,181
                                                                    ---------------------------------------------------------------
      Total investment income ...................................       6,017,900        7,275,437               --      13,293,337
                                                                    ---------------------------------------------------------------
Expenses:
 Management fees ................................................       2,255,183        2,633,409               --       4,888,592
 Administrative fees ............................................         172,848               --          385,120a        557,968
 Distribution fees - Class 2 ....................................          33,388               --               --          33,388
 Transfer agent fees ............................................              --               --               --
 Custodian fees .................................................         476,000          268,600               --         744,600
 Reports to shareholders ........................................          55,574           30,500               --          86,074
 Registration and filing fees ...................................           2,500               --               --           2,500
 Professional fees ..............................................          29,100           30,100               --          59,200
 Trustees' fees and expenses ....................................           5,000            1,100               --           6,100
 Other ..........................................................              --            5,617               --           5,617
                                                                    ---------------------------------------------------------------
      Total expenses ............................................       3,029,593        2,969,326          385,120       6,384,039
      Expenses waived/paid by affiliate .........................              --               --               --              --
                                                                    ---------------------------------------------------------------
       Net expenses .............................................       3,029,593        2,969,326          385,120       6,384,039
                                                                    ---------------------------------------------------------------
        Net investment income (loss) ............................       2,988,307        4,306,111          385,120       6,909,298
                                                                    ---------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................     (24,377,039)     (27,190,328)              --     (51,567,367)
  Foreign currency transactions .................................        (428,784)        (499,650)              --        (928,434)
                                                                    ---------------------------------------------------------------
       Net realized gain (loss) .................................     (24,805,823)     (27,689,978)              --     (52,495,801)
 Net unrealized appreciation (depreciation) on investments ......     (20,073,422)     (32,987,790)              --     (53,061,212)
                                                                    ---------------------------------------------------------------
Net realized and unrealized gain (loss) .........................     (44,879,245)     (60,677,768)              --    (105,557,013)
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .   $ (41,890,938)   $ (56,371,657)   $     385,120   $ (98,647,715)
                                                                    ===============================================================

a Pro Forma adjustment for difference in Administrative fee schedule. The combined entity will adopt an administrative fee based on the fund's average net assets as follows:

    First      $200,000,000       0.150%
    Next       $500,000,000       0.135%
    Next       $500,000,000       0.100%
    Over     $1,200,000,000      0.0750%

+ Net of foreign taxes of $422,818 and $32,708 for TVP Templeton Developing Markets Fund and VIP Templeton Developing Markets Equity Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP DEVELOPING MARKETS FUND
VIP TEMPLETON DEVELOPING MARKETS EQUITY FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Variable Products Series Fund Templeton Developing Markets Fund ("TVP Templeton Developing Markets Fund"), the Franklin Templeton Variable Insurance Products Trust Templeton Developing Markets Fund ("VIP Templeton Developing Markets") will acquire all the net assets of the TVP Templeton Developing Markets Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, shares of VIP Templeton Developing Markets. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies and TVP Templeton Developing Markets Fund will be the accounting survivor. The pro forma combining Statement of Assets and Liabilities reflects the financial position of TVP Templeton Developing Markets June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the TVP Templeton Developing Markets and VIP Templeton Developing Markets for the period January 1, 1999 to June 30, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. CAPITAL SHARES:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Templeton Developing Markets at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Templeton Developing Markets, respectively at June 30, 1999.

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND

PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                  TVP TEMPLETON                 VIP TEMPLETON     VIP TEMPLETON INTERNATIONAL EQUITY
                                               INTERNATIONAL FUND         INTERNATIONAL EQUITY FUND     FUND PRO FORMA COMBINED
                                            ------------------------------------------------------------------------------------
                                               SHARES       VALUE            SHARES        VALUE           SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 92.5%
  AEROSPACE & MILITARY TECHNOLOGY .2%
  Hong Kong Aircraft Engineering
   Co. Ltd. ..........................       1,160,200  $  2,242,987         513,400  $    992,544       1,673,600  $  3,235,531
                                                        ------------                  ------------                  ------------
  APPLIANCES & HOUSEHOLD DURABLES 2.7%
  Electrolux AB, B ...................              --            --       1,160,000    24,286,050       1,160,000    24,286,050
  Fisher & Paykel Ltd. ...............              --            --       1,321,125     4,200,382       1,321,125     4,200,382
  Sony Corp. .........................         215,200    23,201,917         215,200    23,201,917
                                                        ------------                  ------------                  ------------
                                                          23,201,917                    28,486,432                    51,688,349
                                                        ------------                  ------------                  ------------
  AUTOMOBILES 3.8%
  Autoliv Inc., SDR ..................         358,450    10,919,613         317,000     9,656,904         675,450    20,576,517
  Fiat SpA ...........................       2,552,500     8,112,617       3,391,410    10,778,927       5,943,910    18,891,544
  Volkswagen AG ......................         156,000    10,065,917              --            --         156,000    10,065,917
  Volvo AB, B ........................         672,100    19,486,315          91,500     2,652,876         763,600    22,139,191
                                                        ------------                  ------------                  ------------
                                                          48,584,462                    23,088,707                    71,673,169
                                                        ------------                  ------------                  ------------
  BANKING 9.7%
  Australia & New Zealand
   Banking Group Ltd. ................       1,745,350    12,833,660              --            --       1,745,350    12,833,660
  Banco Popular Espanol SA ...........          64,000     4,603,486          62,400     4,488,398         126,400     9,091,884
a Bangkok Bank Public Co. Ltd., fgn ..       2,763,800    10,343,170              --            --       2,763,800    10,343,170
  Bank Austria AG, 144A ..............         230,146    12,104,203              --            --         230,146    12,104,203
  BPI Socieda de Gestora de
   Participacoes Socias SA ...........              --            --         321,978     6,756,989         321,978     6,756,989
  Credit Commercial de France CCF ....              --            --         128,800    13,920,017         128,800    13,920,017
  Credicorp Ltd. .....................         292,160     3,213,760              --            --         292,160     3,213,760
  Foreningssparbanken AB, A ..........         228,000     3,218,066         244,500     3,450,953         472,500     6,669,019
  Kookmin Bank .......................              --            --          96,678     1,962,793          96,678     1,962,793
  HSBC Holdings PLC, ADR .............          30,100    10,978,818          30,100    10,978,818
  Merita AS ..........................       3,400,000    19,319,377       1,254,500     7,128,282       4,654,500    26,447,659
  National Bank of Canada ............         440,000     5,802,528         447,000     5,894,841         887,000    11,697,369
  National Westminster Bank PLC ......         574,342    12,167,265         641,668    13,593,547       1,216,010    25,760,812
  Svenska Handelsbanken, A ...........              --            --         466,200     5,593,084         466,200     5,593,084
  Unibanco Uniao de Bancos
   Brasileiros SA, GDR ...............              --            --         548,700    13,203,094         548,700    13,203,094
  Unibanco Uniao de Bancos
   Brasileiros SA, unit ..............              --            --      28,412,000     1,296,981      28,412,000     1,296,981
  Unidanmark AS, A ...................         150,000    10,011,123              --            --         150,000    10,011,123
  Union Bank of Norway ...............              --            --         199,000     3,715,846         199,000     3,715,846
                                                        ------------                  ------------                  ------------
                                                         104,595,456                    81,004,825                   185,600,281
                                                        ------------                  ------------                  ------------
  BROADCASTING & PUBLISHING 1.0%
  Cordiant Communications Group PLC ..              --            --       3,561,500     9,852,200       3,561,500     9,852,200
  NV Holdingsmig de Telegraaf ........              --            --         504,000     9,927,194         504,000     9,927,194
                                                        ------------                  ------------                  ------------
                                                                  --                    19,779,394                    19,779,394
                                                        ------------                  ------------                  ------------
  BUILDING MATERIALS & COMPONENTS 2.4%
  Anglian Group PLC ..................              --            --       2,028,800    10,473,062       2,028,800    10,473,062
  Caradon PLC ........................       3,265,240     7,694,483              --            --       3,265,240     7,694,483
  Cie de Saint Gobain ................              --            --          13,292     2,117,783          13,292     2,117,783
  Hepworth PLC .......................              --            --       1,330,100     4,130,224       1,330,100     4,130,224
  Pioneer International Ltd. .........              --            --       7,462,117    19,015,853       7,462,117    19,015,853
  Unione Cementi Marchino Emiliane
  (Unicem), di Risp ..................              --            --         468,000     2,195,937         468,000     2,195,937
                                                        ------------                  ------------                  ------------
                                                           7,694,483                    37,932,859                    45,627,342
                                                        ------------                  ------------                  ------------
  BUSINESS & PUBLIC SERVICES .5%
  Esselte AB, B ......................              --            --         158,500     1,640,555         158,500     1,640,555
  Lex Service PLC ....................              --            --         902,000     8,296,034         902,000     8,296,034
                                                        ------------                  ------------                  ------------
                                                                                                --       9,936,589     9,936,589
                                                        ------------                  ------------                  ------------
  CHEMICALS 2.6%
  Akzo Nobel NV ......................         352,800    14,844,014         129,200     5,436,073         482,000    20,280,087
  BASF AG ............................         273,530    12,016,477         273,530    12,016,477
  DSM NV, Br .........................              --            --          19,000     2,037,744          19,000     2,037,744

      See accompanying notes to pro forma combining financial statements.

                                       51

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND

PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                  TVP TEMPLETON                 VIP TEMPLETON     VIP TEMPLETON INTERNATIONAL EQUITY
                                               INTERNATIONAL FUND         INTERNATIONAL EQUITY FUND     FUND PRO FORMA COMBINED
                                            ------------------------------------------------------------------------------------
                                               SHARES       VALUE            SHARES        VALUE           SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  CHEMICALS (CONT.)
  Imperial Chemical Industries PLC ...              --  $         --         857,000  $  8,523,801         857,000  $  8,523,801
  Kemira OY ..........................       1,088,632     6,578,719       1,088,632     6,578,719
                                                        ------------                  ------------                  ------------
                                                          33,439,210                    15,997,618                    49,436,828
                                                        ------------                  ------------                  ------------
  CONSTRUCTION & HOUSING .9%
  Fairview Holdings PLC ..............              --            --         623,475     1,321,796         623,475     1,321,796
  Fletcher Challenge Building Ltd. ...              --            --       4,627,000     6,742,575       4,627,000     6,742,575
  Sirti SpA ..........................              --            --       1,833,800     8,850,350       1,833,800     8,850,350
                                                        ------------                  ------------                  ------------
                                                                                        16,914,721                    16,914,721
                                                        ------------                  ------------                  ------------
  DATA PROCESSING & REPRODUCTION .6%
a Newbridge Networks Corp. ...........         418,260    12,024,975              --       418,260      12,024,975
                                                        ------------                  ------------                  ------------

  ELECTRICAL & ELECTRONICS 4.5%
a ABB Ltd. ...........................          64,840     6,110,292              --            --          64,840     6,110,292
  Alcatel SA .........................         134,405    18,919,545              --            --         134,405    18,919,545
  General Electric Co. PLC ...........              --            --       1,920,000    19,520,192       1,920,000    19,520,192
  Koninklijke Philips Electronics NV .         210,312    20,744,914         201,762    19,901,596         412,074    40,646,510
a Meto AG ............................              --            --         158,500       784,857         158,500       784,857
                                                        ------------                  ------------                  ------------
                                                          45,774,751                    40,206,645                    85,981,396
                                                        ------------                  ------------                  ------------
  ENERGY SOURCES 4.6%
  Perez Companc SA, B ................       1,975,000    11,357,386              --            --       1,975,000    11,357,386
  Repsol SA ..........................         807,000    16,477,880              --            --         807,000    16,477,880
  Shell Transport & Trading Co. PLC ..       1,913,742    14,336,022              --            --       1,913,742    14,336,022
  Societe Elf Aquitaine SA, Br .......         106,150    15,577,132         148,024    21,721,992         254,174    37,299,124
a Total Fina SA, B ...................              --            --          62,039     8,003,588          62,039     8,003,588
                                                        ------------                  ------------                  ------------
                                                          57,748,420                    29,725,580                    87,474,000
                                                        ------------                  ------------                  ------------
  FINANCIAL SERVICES 3.8%
  AXA SA .............................         130,000    15,859,544              --            --         130,000    15,859,544
  ING Groep NV .......................         214,846    11,631,860         288,685    15,629,537         503,531    27,261,397
  Lend Lease Corp. Ltd. ..............       1,040,000    14,279,005              --            --       1,040,000    14,279,005
  Nomura Securities Co. Ltd. .........       1,210,000    14,165,317              --            --       1,210,000    14,165,317
                                                        ------------                  ------------                  ------------
                                                          55,935,726                    15,629,537                    71,565,263
                                                        ------------                  ------------                  ------------
  FOOD & HOUSEHOLD PRODUCTS 2.0%
  Illovo Sugar Ltd. ..................       3,005,800     3,312,382              --            --       3,005,800     3,312,382
  McBride PLC ........................              --            --       1,000,000     1,749,630       1,000,000     1,749,630
  Northern Foods PLC .................       2,868,307     5,900,099              --            --       2,868,307     5,900,099
  Panamerican Beverages Inc., A ......         290,000     6,905,625              --            --         290,000     6,905,625
  Tate & Lyle PLC ....................       1,763,000    11,053,139       1,540,500     9,658,174       3,303,500    20,711,313
                                                        ------------                  ------------                  ------------
                                                          27,171,245                    11,407,804                    38,579,049
                                                        ------------                  ------------                  ------------
  FOREST PRODUCTS & PAPER 3.0%
  Carter Holt Harvey Ltd. ............              --            --       3,243,400     3,884,208       3,243,400     3,884,208
  Cartiere Burgo SpA .................              --            --         696,200     4,472,136         696,200     4,472,136
  Fletcher Challenge Ltd. Forestry
   Division ..........................              --            --       6,020,000     3,381,395       6,020,000     3,381,395
  Kimberly Clark de Mexico SA
   de CV, A ..........................              --            --       1,115,000     4,619,541       1,115,000     4,619,541
  Mayr-Melnhof Karton AG .............              --            --          39,400     1,787,769          39,400     1,787,769
a PT Indah Kiat Pulp & Paper Corp. ...
   TBK ...............................              --            --       9,724,297     4,519,644       9,724,297     4,519,644
a PT Indah Kiat Pulp & Paper Corp. ...
   TBK, wts., 4/13/01 ................              --            --         782,553       340,982         782,553       340,982
a PT Indah Kiat Pulp & Paper Corp. ...
   TBK, wts., 7/11/02 ................              --            --         818,888       249,770         818,888       249,770
  Stora Enso OYJ, R ..................         400,000     4,289,987       1,167,304    12,631,377       1,567,304    16,921,364
  Stora Enso OYJ, R, fgn .............         435,426     4,711,737         186,900     2,004,496         622,326     6,716,233
  Unipapel SA, Br ....................              --            --         104,400     1,185,360         104,400     1,185,360
  UPM-Kymmene Corp. ..................         351,000    10,062,700              --            --         351,000    10,062,700
                                                        ------------                  ------------                  ------------
                                                          19,064,424                    39,076,678                    58,141,102
                                                        ------------                  ------------                  ------------

      See accompanying notes to pro forma combining financial statements.

                                       52

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                  TVP TEMPLETON                 VIP TEMPLETON     VIP TEMPLETON INTERNATIONAL EQUITY
                                               INTERNATIONAL FUND         INTERNATIONAL EQUITY FUND     FUND PRO FORMA COMBINED
                                            ------------------------------------------------------------------------------------
                                               SHARES       VALUE            SHARES        VALUE           SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH & PERSONAL CARE 2.7%
  Internatio-Muller NV ...............              --  $         --         240,308  $  5,290,890         240,308  $  5,290,890
  Medeva PLC .........................       3,190,000     5,229,343       3,190,000     5,229,343
  Nycomed Amersham PLC ...............              --            --       1,575,700    11,208,536       1,575,700    11,208,536
  Rhone-Poulenc SA, A ................         279,800    12,785,334              --            --         279,800    12,785,334
  Teva Pharmaceutical Industries
   Ltd., ADR .........................         335,200    16,424,800              --            --         335,200    16,424,800
                                                        ------------                  ------------                  ------------
                                                          34,439,477                    16,499,426                    50,938,903
                                                        ------------                  ------------                  ------------
  INDUSTRIAL COMPONENTS .7%
  Granges AB .........................              --            --         191,000     3,235,004         191,000     3,235,004
  Madeco Manufacturera de Cobre SA,
  ADR ................................         190,000     1,923,750              --            --         190,000     1,923,750
  Meggitt PLC ........................              --            --       1,487,610     4,584,152       1,487,610     4,584,152
  Yamato Kogyo Co. Ltd. ..............         446,000     3,246,249              --            --         446,000     3,246,249
                                                        ------------                  ------------                  ------------
                                                           5,169,999                     7,819,156                    12,989,155
                                                        ------------                  ------------                  ------------
  INSURANCE 6.1%
  Ace Ltd. ...........................         320,545     9,055,396         682,500    19,280,625       1,003,045    28,336,021
  AXA China Region Ltd. ..............      11,930,000     9,533,114      11,930,000     9,533,114
  Baloise-Holding ....................              --            --           7,380     6,019,452           7,380     6,019,452
  Muenchener Rueckversicherungs-
  Gesellschaft .......................          27,260     5,136,024          33,000     6,217,490          60,260    11,353,514
a Muenchener Rueckversicherungs-
  Gesellschaft, 144A .................          27,260     5,088,232          33,000     6,159,637          60,260    11,247,869
  Partnerre Ltd. .....................         269,000    10,053,875              --            --         269,000    10,053,875
  Scor SA ............................         250,000    12,400,743              --            --         250,000    12,400,743
  XL Capital Ltd., A .................         170,450     9,630,425              --            --         170,450     9,630,425
  Zurich Allied AG ...................          32,300    18,366,911              --            --          32,300    18,366,911
                                                        ------------                  ------------                  ------------
                                                          79,264,720                    37,677,204                   116,941,924
                                                        ------------                  ------------                  ------------
  LEISURE & TOURISM .7%
  Kuoni Reisen Holding AG, B .........              --            --           3,570    13,766,982           3,570    13,766,982
                                                        ------------                  ------------                  ------------
  MACHINERY & ENGINEERING 2.1%
  Bucher Holding AG, Br ..............              --            --          12,800    10,662,550          12,800    10,662,550
  IHC Caland NV ......................              --            --         375,000    14,695,267         375,000    14,695,267
  Invensys PLC .......................       1,318,675     6,246,049       1,820,854     8,624,675       3,139,529    14,870,724
                                                        ------------                  ------------                  ------------
                                                           6,246,049                    33,982,492                    40,228,541
                                                        ------------                  ------------                  ------------
  MERCHANDISING 3.3%
  David Jones Ltd. ...................       2,225,500     2,180,130       2,463,527     2,413,304       4,689,027     4,593,434
  Hudsons Bay Co. ....................              --            --         357,000     4,024,940         357,000     4,024,940
  Marks & Spencer PLC ................       2,243,000    12,939,977              --            --       2,243,000    12,939,977
  Safeway PLC ........................       3,247,408    12,988,711       1,695,778     6,782,631       4,943,186    19,771,342
  Somerfield PLC .....................              --            --       1,552,716     7,281,186       1,552,716     7,281,186
  Storehouse .........................       3,498,781     7,527,877       3,314,000     7,130,308       6,812,781    14,658,185
                                                        ------------                  ------------                  ------------
                                                          35,636,695                    27,632,369                    63,269,064
                                                        ------------                  ------------                  ------------
  METALS & MINING 5.2%
  Angang New Steel Company Ltd., H,
   144A ..............................      22,414,000     3,351,043              --            --      22,414,000     3,351,043
  Anglo American Platinum Corp. Ltd. .         349,009     8,143,254         417,465     9,740,504         766,474    17,883,758
  Boehler Uddeholm AG ................          31,505     1,559,168          33,000     1,633,155          64,505     3,192,323
  Boehler Uddeholm AG, 144A ..........          33,800     1,672,746          27,055     1,338,939          60,855     3,011,685
  British Steel PLC ..................       4,090,000    10,588,924       4,033,200    10,441,870       8,123,200    21,030,794
  Chongqing Iron & Steel Ltd., H .....      25,564,000     2,471,114              --            --      25,564,000     2,471,114
  Companhia Siderurgica Nacional
   CSN, ADR ..........................              --            --         276,365     7,254,581         276,365     7,254,581
  Grupo Mexico SA de CV, B ...........              --            --       1,983,600     8,493,578       1,983,600     8,493,578
  Ispat International NV, A ..........         227,600     2,517,825              --            --         227,600     2,517,825
  Pechiney SA, A .....................         136,212     5,854,714              --            --         136,212     5,854,714

      See accompanying notes to pro forma combining financial statements.

                                       53

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                  TVP TEMPLETON                 VIP TEMPLETON     VIP TEMPLETON INTERNATIONAL EQUITY
                                               INTERNATIONAL FUND         INTERNATIONAL EQUITY FUND     FUND PRO FORMA COMBINED
                                            ------------------------------------------------------------------------------------
                                               SHARES       VALUE            SHARES        VALUE           SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  METALS & MINING (CONT.)
  Pohang Iron & Steel Co. Ltd. .......          85,000  $ 10,597,000          10,450  $  1,302,808          95,450  $ 11,899,808
  WMC Ltd. ...........................       2,870,000    12,328,766              --            --       2,870,000    12,328,766
                                                        ------------                  ------------                  ------------
                                                          59,084,554                    40,205,435                    99,289,989
                                                        ------------                  ------------                  ------------
  MISC MATERIALS & COMMODITIES .4%
  Korea Chemical Co. Ltd. ............              --            --          57,900     5,202,246          57,900     5,202,246
  Unitor ASA .........................              --            --         295,000     2,548,111         295,000     2,548,111
                                                        ------------                  ------------                  ------------
                                                                                                --       7,750,357     7,750,357
                                                        ------------                  ------------                  ------------
  MULTI-INDUSTRY 3.9%
  Alfa SA de CV, A ...................       2,110,000     8,820,769              --            --       2,110,000     8,820,769
  Broken Hill Proprietary Co. Ltd. ...       1,210,543    14,022,043              --            --       1,210,543    14,022,043
  Cheung Kong Holdings Ltd. ..........         850,000     7,559,110         188,600     1,677,233       1,038,600     9,236,343
  Elementis PLC ......................       2,052,331     3,412,896       3,336,000     5,547,555       5,388,331     8,960,451
  Jardine Strategic Holdings Ltd. ....              --            --       2,574,940     6,694,844       2,574,940     6,694,844
  Next PLC ...........................       1,255,500    15,257,881              --            --       1,255,500    15,257,881
  Saab AB, B .........................         726,900     5,642,837              --            --         726,900     5,642,837
  Swire Pacific Ltd., B ..............              --            --       7,937,100     5,933,248       7,937,100     5,933,248
                                                        ------------                  ------------                  ------------
                                                          54,715,536                    19,852,880                    74,568,416
                                                        ------------                  ------------                  ------------
  REAL ESTATE .3%
  Hang Lung Development Co. Ltd. .....              --            --         779,000       963,854         779,000       963,854
  New Asia Realty and Trust
   Co. Ltd., A .......................       2,670,000     4,060,653              --            --       2,670,000     4,060,653
                                                        ------------                  ------------                  ------------
                                                           4,060,653                       963,854                     5,024,507
                                                        ------------                  ------------                  ------------
  RECREATION & OTHER CONSUMER GOODS 1.6%
  Nintendo Co. Ltd. ..................         143,500    19,976,661         143,500    19,976,661
  Swatch Group AG, Br ................              --            --          15,400    10,361,765          15,400    10,361,765
  Yue Yuen Industrial (Holdings) Ltd.               --            --         394,800       910,821         394,800       910,821
                                                        ------------                  ------------                  ------------
                                                          19,976,661                    11,272,586                    31,249,247
                                                        ------------                  ------------                  ------------
  TELECOMMUNICATIONS 11.3%
a Cable & Wireless Optus Ltd., 144A ..       3,417,600     7,781,668                                     3,417,600     7,781,668
  Cia de Telecomunicaciones de
   Chile SA, ADR .....................         431,500    10,679,625              --            --         431,500    10,679,625
  Hong Kong Telecommunications Ltd. ..       5,427,349    14,095,012       7,908,279    20,538,072      13,335,628    34,633,084
  Koninklijke KPN NV .................         263,235    12,351,441         263,235    12,351,441
a Korea Telecom Corp., ADR ...........         104,200     4,168,000         308,300    12,332,000         412,500    16,500,000
  Nippon Telegraph & Telephone Corp. .           1,210    14,095,340           1,210    14,095,340
  Nokia Corp., A .....................              --            --         178,600    15,655,357         178,600    15,655,357
  Smartone Telecommunications
  Holdings Ltd. ......................              --            --       1,602,000     5,698,680       1,602,000     5,698,680
a Telecom Italia SpA, di Risp ........       2,252,750    12,254,570              --            --       2,252,750    12,254,570
a Telecomunicacoes Brasileiras
   SA, ADR ...........................         156,170    14,084,582         177,300    15,990,244         333,470    30,074,826
  Telefonica de Argentina SA, ADR ....         368,800    11,571,100              --            --         368,800    11,571,100
  Telefonica del Peru SA, ADR ........          29,000       438,625         251,900     3,809,988         280,900     4,248,613
  Telefonica del Peru SA, B ..........       3,000,000     4,506,071       2,445,602     3,673,352       5,445,602     8,179,423
  Telefonos de Mexico SA
   (Telmex), ADR .....................         191,300    15,459,431                                       191,300    15,459,431
a Telefonica SA ......................              --            --         323,100    15,563,577         323,100    15,563,577
                                                        ------------                  ------------                  ------------
                                                         121,485,465                    93,261,270                   214,746,735
                                                        ------------                  ------------                  ------------
  TEXTILES & APPAREL .3%
  Yizheng Chemical Fibre Co. Ltd., H .              --    19,340,200       5,047,643    19,340,200       5,047,643
                                                        ------------                  ------------                  ------------
  TRANSPORTATION 2.7%
  Air New Zealand Ltd., B ............              --            --       1,132,000     2,339,401       1,132,000     2,339,401
a Helikopter Services Group ASA ......              --            --         134,000       995,745         134,000       995,745
  Hitachi Zosen Corp. ................       3,342,000     4,031,163              --            --       3,342,000     4,031,163
  Koninklijke Nedlloyd Groep NV ......         216,300     5,353,408              --            --         216,300     5,353,408
  Mayne Nickless Ltd., A .............       3,227,820    11,045,691       2,125,500     7,273,521       5,353,320    18,319,212
  Peninsular & Oriental Steam
  Navigation Co. .....................         833,414    12,538,912              --            --         833,414    12,538,912
  Singapore Airlines Ltd., fgn .......         736,500     7,008,106              --            --         736,500     7,008,106
  Tranz Rail Holdings Ltd., ADR ......              --            --          47,765       253,752          47,765       253,752
                                                        ------------                  ------------                  ------------
                                                          39,977,280                    10,862,419                    50,839,699
                                                        ------------                  ------------                  ------------
      See accompanying notes to pro forma combining financial statements.
                                       54

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND

PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                  TVP TEMPLETON                 VIP TEMPLETON     VIP TEMPLETON INTERNATIONAL EQUITY
                                               INTERNATIONAL FUND         INTERNATIONAL EQUITY FUND     FUND PRO FORMA COMBINED
                                            ------------------------------------------------------------------------------------
                                               SHARES       VALUE            SHARES        VALUE           SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  UTILITIES ELECTRICAL & GAS 8.9%
  BG PLC .............................              --            --       2,566,588  $ 15,666,454       2,566,588  $ 15,666,454
  Centrais Eletricas Brasileiras SA
  (Electrobras) ......................              --            --     363,450,000     6,926,807     363,450,000     6,926,807
a Centrais Geradoras do Sul do
   Brasil SA .........................              --            --     363,450,000       290,345     363,450,000       290,345
  Centrica PLC .......................              --            --       1,161,000     2,731,302       1,161,000     2,731,302
  Compania Sevillana de
   Electricidad SA ...................              --            --         246,970     2,862,682         246,970     2,862,682
  Evn AG .............................          48,600  $  7,106,816              --            --          48,600     7,106,816
  Gener SA, ADR ......................         303,800     5,392,450              --            --         303,800     5,392,450
  Hong Kong Electric Holdings Ltd. ...       4,062,365    13,089,456              --            --       4,062,365    13,089,456
  Iberdrola SA, Br ...................         807,900    12,305,541       1,517,800    23,118,393       2,325,700    35,423,934
a Korea Electric Power Corp. .........         269,000    11,178,315          66,000     2,742,635         335,000    13,920,950
  National Grid Group PLC ............         953,785     6,633,738              --            --         953,785     6,633,738
  National Power PLC .................       1,972,900    14,328,263              --            --       1,972,900    14,328,263
  Shandong Huaneng Power
   Development Co. Ltd., ADR .........              --            --         338,300     1,754,931         338,300     1,754,931
  Thames Water Group PLC .............         747,372    11,862,861         896,939    14,236,903       1,644,311    26,099,764
  Transportadora de Gas del Sur
   SA, B, Reg S, ADR .................              --            --         516,300     4,840,310         516,300     4,840,310
  Veba AG ............................         221,850    13,086,336              --       221,850                    13,086,336
                                                        ------------                  ------------                  ------------
                                                          94,983,776                    75,170,762                   170,154,538
                                                        ------------                  ------------                  ------------
  TOTAL COMMON STOCKS
 (COST $1,447,096,366) ...............                   992,518,921                   771,944,768                 1,764,463,689
                                                        ------------                  ------------                  ------------
  PREFERRED STOCKS 2.2%
  Banco Bradesco SA, pfd .............     896,769,450     4,605,378     525,200,000     2,697,175   1,421,969,450     7,302,553
  Banco Itau SA, pfd .................              --            --       4,209,000     2,185,558       4,209,000     2,185,558
  Cia Vale do Rio Doce, A, ADR, pfd ..         350,400     6,958,014         350,400     6,958,014
  Lojas Americanas SA, pfd ...........     238,431,408       952,365     238,431,408       952,365
  News Corp. Ltd., pfd ...............              --            --           3,486        26,558           3,486        26,558
  Petroleo Brasileiro SA, pfd ........              --            --      60,000,000     9,415,121      60,000,000     9,415,121
a Telecomunicacoes Brasileiras SA
  (Telebras), ADR, pfd ...............         156,170         9,761         177,300        11,081         333,470        20,842
a Telecomunicacoes de Minas Gerais
   Celular Telemig, pfd ..............       1,705,000        15,323              --            --       1,705,000        15,323
  Telesp Participacoes SA, pfd .......       4,866,533       115,242              --            --       4,866,533       115,242
  Telesp Participacoes SA, ADR, pfd ..         334,800     7,658,550              --            --         334,800     7,658,550
  Usinas Siderurgicas de Minas
   Gerais, Reg S, ADR, pfd ...........         320,000     1,088,274       1,851,400     6,296,345       2,171,400     7,384,619
                                                        ------------                  ------------                  ------------
  TOTAL PREFERRED STOCKS
 (COST $56,534,968) ..................                    21,402,907                    20,631,838                    42,034,745
                                                        ------------                  ------------                  ------------
                                           PRINCIPAL                    PRINCIPAL                     PRINCIPAL
                                            AMOUNT*                       AMOUNT*                      AMOUNT*
                                         ------------                  ------------                  ------------
  SHORT TERM INVESTMENT COST
 ($12,794,920) .7%

  Federal National Mortgage
   Association, 4.90%, 9/08/99 .......  $   12,918,000    12,798,160  $           --            --  $   12,918,000    12,798,160
                                                        ------------                  ------------                  ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE
  AGREEMENT (COST $1,516,426,254) ....                 1,026,719,988                   792,576,606                 1,819,296,594
                                                        ------------                  ------------                  ------------

      See accompanying notes to pro forma combining financial statements.

                                       55

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND

PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                  TVP TEMPLETON                 VIP TEMPLETON     VIP TEMPLETON INTERNATIONAL EQUITY
                                               INTERNATIONAL FUND         INTERNATIONAL EQUITY FUND     FUND PRO FORMA COMBINED
                                            ------------------------------------------------------------------------------------
                                             PRINCIPAL                     PRINCIPAL                     PRINCIPAL
                                               AMOUNT*      VALLUE           AMOUNT*       VALUE           AMOUNT*      VALUE
--------------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT 3.9%
  Paine Webber, 4.80%, 7/01/99
   (Maturity Value $43,006,733)
    Collaterized by U.S. Treasury
     Bonds and Notes .................  $   43,001,000  $ 43,001,000  $           --  $         --  $   43,001,000  $ 43,001,000
  Morgan Stanley Inc., 4.88%, 7/01/99
   (Maturity Value $31,113,217)
    Collateralized by U.S. Treasury
     Notes and Bonds .................              --            --      31,109,000    31,109,000      31,109,000    31,109,000
                                                        ------------                  ------------                  ------------
  TOTAL REPURCHASE AGREEMENT
  (COST $74,110,000) .................                    43,001,000                    31,109,000                    74,110,000
                                                        ------------                  ------------                  ------------
  TOTAL INVESTMENTS
  (COST $1,590,536,254) 99.3% ........                 1,069,720,988                   823,685,606                 1,893,406,594
  OTHER ASSETS, LESS LIABILITIES .7% .                     7,759,521                     5,413,340                    13,172,861
                                                        ------------                  ------------                  ------------
  TOTAL NET ASSETS 100.0% ............                $1,077,480,509                  $829,098,946                $1,906,579,455
                                                        ============                  ============                  ============

* Securities denominated in U.S. dollars.

a Non-income producing.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                      VIP TEMPLETON
                                                                                                                      INTERNATIONAL
                                                                          TVP TEMPLETON          VIP TEMPLETON         EQUITY FUND
                                                                          INTERNATIONAL          INTERNATIONAL         PRO FORMA
                                                                              FUND                EQUITY FUND           COMBINED
                                                                          ----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................................         $  876,135,516         $640,290,738         $1,516,426,254
                                                                          ----------------------------------------------------------
  Value .........................................................          1,026,719,988          792,576,606          1,819,296,594
 Repurchase Agreements, at value and cost .......................             43,001,000           31,109,000             74,110,000
 Cash ...........................................................                     --              400,884                400,884
 Receivables:
  Investment securities sold ....................................                     --            1,306,512              1,306,512
  Capital shares sold ...........................................              2,683,348            1,974,355              4,657,703
  Dividends and interest ........................................              6,265,179            3,501,787              9,766,966
                                                                          ----------------------------------------------------------
      Total assets ..............................................          1,078,669,515          830,869,144          1,909,538,659
                                                                          ----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............................                105,369              157,553                262,922
  Capital shares redeemed .......................................                     --              627,401                627,401
  Affiliates ....................................................                698,020              565,730              1,263,750
 Funds advanced by custodian ....................................                 34,450                   --                 34,450
 Other liabilities ..............................................                351,167              419,514                770,681
                                                                          ----------------------------------------------------------
      Total liabilities .........................................              1,189,006            1,770,198              2,959,204
                                                                          ----------------------------------------------------------
       Net assets, at value .....................................         $1,077,480,509         $829,098,946         $1,906,579,455
                                                                          ==========================================================
CLASS 1:
 Net assets, at value ...........................................         $  996,310,751         $824,805,932         $1,821,116,683
                                                                          ==========================================================
 Shares outstanding** ...........................................             50,203,995           47,685,867            105,276,084
                                                                          ==========================================================
 Net asset value and offering price per share ...................         $        19.85         $      17.30         $        17.30
                                                                          ==========================================================
CLASS 2:
 Net assets, at value ...........................................         $   81,169,758         $  4,293,014         $   85,462,772
                                                                          ==========================================================
 Shares outstanding** ...........................................              4,105,074              248,579         $    4,948,623
                                                                          ==========================================================
 Net asset value and offering price per share ...................         $        19.77         $      17.27         $        17.27
                                                                          ==========================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                       VIP TEMPLETON
                                                                                                                       INTERNATIONAL
                                                                     TVP TEMPLETON      VIP TEMPLETON                   EQUITY FUND
                                                                     INTERNATIONAL      INTERNATIONAL     PRO FORMA      PRO FORMA
                                                                         FUND            EQUITY FUND     ADJUSTMENTS     COMBINED
                                                                     --------------------------------------------------------------
Investment income:+
 Dividends ......................................................    $  17,654,395     $ 14,953,862            --     $  32,608,257
 Interest .......................................................          883,934        1,189,313            --         2,073,247
                                                                     --------------------------------------------------------------
      Total investment income ...................................       18,538,329       16,143,175            --        34,681,504
                                                                     --------------------------------------------------------------
Expenses:
 Management fees ................................................        3,511,590        3,540,668      (845,476)a       6,206,782
 Administrative fees ............................................          493,227               --       498,023b          991,250
 Distribution fees - Class 2 ....................................           66,442            1,313          (192)           67,563
 Custodian fees .................................................          177,000          299,100            --           476,100
 Reports to shareholders ........................................          121,000           79,300            --           200,300
 Professional fees ..............................................           14,000           21,400            --            35,400
 Trustees' fees and expenses ....................................               --            4,000            --             4,000
 Other ..........................................................            4,022            5,334            --             9,356
                                                                     --------------------------------------------------------------
      Total expenses ............................................        4,387,281        3,951,115      (347,645)        7,990,751
                                                                     --------------------------------------------------------------
        Net investment income ...................................       14,151,048       12,192,060       347,645        26,690,753
                                                                     --------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................       60,537,527       90,886,731            --       151,424,258
  Foreign currency transactions .................................       (1,229,829)      (1,165,446)           --        (2,395,275)
                                                                     --------------------------------------------------------------
      Net realized gain .........................................       59,307,698       89,721,285            --       149,028,983
 Net unrealized appreciation (depreciation) on investments ......       30,280,684      (10,209,283)           --        20,071,401
                                                                     --------------------------------------------------------------
Net realized and unrealized gain ................................       89,588,382       79,512,002            --       169,100,384
                                                                     --------------------------------------------------------------
Net increase in net assets resulting from operations ............    $ 103,739,430     $ 91,704,062     $ 347,645     $ 195,791,137
                                                                     ==============================================================

a Pro Forma adjustment for difference in Management fee schedule. The combined entity will appoint a new advisor, Templeton Global Advisor Limited and will adopt the following fee structure:

    First $  200,000,000   0.75%
    Next  $1,100,000,000   0.675%
    Over  $1,300,000,000   0.600%

b Pro Forma adjustment for difference in Administrative fee schedule. The combined entity will adopt the following management fee structure:

    First $  200,000,000   0.150%
    Next  $  500,000,000   0.135%
    Next  $  500,000,000   0.100%
    Over  $1,200,000,000   0.075%

c Pro Forma adjustment for difference in 12B-1 agreement. The 12B-1 fee rate reflected in the Pro Forma Combined is 0.25% of the average net assets.

+ Net of foreign taxes of $1,789,958 and $1,715,049 for TVP Templeton International Fund and VIP Templeton International Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                      VIP TEMPLETON
                                                                                                                      INTERNATIONAL
                                                                          TVP TEMPLETON   VIP TEMPLETON                EQUITY FUND
                                                                          INTERNATIONAL   INTERNATIONAL    PRO FORMA    PRO FORMA
                                                                              FUND         EQUITY FUND    ADJUSTMENTS   COMBINED
                                                                         ----------------------------------------------------------
Investment income:+
 Dividends ...........................................................   $ 31,386,965    $ 31,699,971    $      --    $  63,086,936
 Interest ............................................................      6,412,315      10,196,096           --       16,608,411
                                                                         ----------------------------------------------------------
      Total investment income ........................................     37,799,280      41,896,067           --       79,695,347
                                                                         ----------------------------------------------------------
Expenses:
 Management fees .....................................................      7,098,752       8,900,761   (2,039,763)a    13,959,750
 Administrative fees .................................................        986,271              --    1,193,073 b     2,179,344
 Distribution fees - Class 2 .........................................         74,364              --           --           74,364
 Custodian fees ......................................................        437,000         634,000           --        1,071,000
 Reports to shareholders .............................................        217,800         159,300           --          377,100
 Registration and filing fees ........................................          6,000              --           --            6,000
 Professional fees ...................................................         29,000          49,800           --           78,800
 Trustees' fees and expenses .........................................         22,000           7,300           --           29,300
 Other ...............................................................         31,763          25,789           --           57,552
                                                                         ----------------------------------------------------------
      Total expenses .................................................      8,902,950       9,776,950     (846,690)      17,833,210
       Net investment income (loss) ..................................     28,896,330      32,119,117     (846,690)      61,862,137
                                                                         ----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................     96,938,963      24,331,207           --      121,270,170
  Foreign currency transactions ......................................     (1,060,210)       (325,036)          --       (1,385,246)
                                                                         ----------------------------------------------------------
       Net realized gain .............................................     95,878,753      24,006,171           --      119,884,924
Net unrealized appreciation (depreciation) on:
 Investments .........................................................    (37,191,402)      3,813,638           --      (33,377,764)
 Deferred taxes ......................................................             --              --           --               --
 Translation of assets and liabilities denominated
  in foreign currencies ..............................................             --              --           --               --
                                                                         ----------------------------------------------------------
       Net unrealized gain ...........................................    (37,191,402)      3,813,638           --      (33,377,764)
                                                                         ----------------------------------------------------------
Net realized and unrealized gain .....................................     58,687,351      27,819,809           --       86,507,160
                                                                         ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......   $ 87,583,681    $ 59,938,926    $(846,690)   $ 148,369,297
                                                                         ==========================================================

a Pro Forma adjustment for difference in Management fee schedule. The combined entity will appoint a new advisor, Templeton Global Advisor Limited and will adopt the following fee structure:

    First  $  200,000,000     0.750%
    Next   $1,100,000,000     0.675%
    Over   $1,300,000,000     0.600%

b Pro Forma adjustment for difference in Administrative fee schedule. The combined entity will adopt the following management fee structure:

    First  $  200,000,000    0.150%
    Next   $  500,000,000    0.135%
    Next   $  500,000,000    0.100%
    Over   $1,200,000,000    0.0750%

+ Net of foreign taxes of $3,722,358 and $3,957,832 for TVP Templeton International Fund and VIP Templeton International Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON INTERNATIONAL FUND
VIP TEMPLETON INTERNATIONAL EQUITY FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Variable Products Series Fund Templeton International Fund("TVP Templeton International Fund"), the Franklin Templeton Variable Insurance Products Trust Templeton International Equity Fund ("VIP Templeton International Equity Fund") will acquire all the net assets of the TVP Templeton International Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, shares of VIP Templeton International Equity Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies and TVP Templeton International will be the accounting survivor. The pro forma combining Statement of Assets and Liabilities reflects the financial position of TVP Templeton International June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the TVP Templeton International and VIP Templeton International Equity for the period January 1, 1999 to June 30, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. CAPITAL SHARES:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Templeton International at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Templeton International Equity, respectively at June 30, 1999.

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                                VIP TEMPLETON
                                                                                                              GLOBAL GROWTH FUND
                                               TVP TEMPLETON STOCK FUND   VIP TEMPLETON GLOBAL GROWTH FUND    PRO FORMA COMBINED
                                               ------------------------------------------------------------------------------------
                                                   SHARES      VALUE               SHARES       VALUE         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 92.1%
  AEROSPACE & MILITARY TECHNOLOGY 2.6%
  Boeing Co. ................................     182,500  $   8,064,219           210,769   $ 9,313,355      393,269  $ 17,377,574
a Fairchild Corp., A ........................          --             --           204,957     2,613,202      204,957     2,613,202
  Raytheon Co., A ...........................         230         15,841           222,644    15,334,606      222,874    15,350,447
                                                            ------------                   -------------             --------------
                                                               8,080,060                      27,261,163                 35,341,223
                                                            ------------                   -------------             --------------
  APPLIANCES & HOUSEHOLD DURABLES 1.5%
  Guangdong Kelon Electrical
   Holdings. Ltd., H ........................   1,123,000      1,309,878                                    1,123,000     1,309,878
  Laox Co. Ltd. .............................          --             --           725,000     6,289,243      725,000     6,289,243
  Sony Corp. ................................     124,100     13,379,916                --            --      124,100    13,379,916
                                                            ------------                   -------------             --------------
                                                              14,689,794                       6,289,243                 20,979,037
                                                            ------------                   -------------             --------------
  AUTOMOBILES 4.2%
  Autoliv Inc., SDR .........................          --             --           246,100     7,497,048      246,100     7,497,048
  Delphi Automotive Systems Corp. ...........          --             --            41,935       778,418       41,935       778,418
  Fiat SpA ..................................   1,307,680      4,156,203         1,919,720     6,101,451    3,227,400    10,257,654
  Ford Motor Co. ............................     117,000      6,603,188            90,000     5,079,375      207,000    11,682,563
  General Motors Corp. ......................          --             --            60,000     3,960,000       60,000     3,960,000
  Volkswagen AG .............................     102,400      6,607,371            63,000     4,065,082      165,400    10,672,453
  Volvo AB, B ...............................     269,200      7,804,964           171,900     4,983,927      441,100    12,788,891
                                                            ------------                   -------------             --------------
                                                              25,171,726                      32,465,301                 57,637,027
                                                            ------------                   -------------             --------------
  BANKING 4.1%
  Australia & New Zealand Banking
   Group Ltd. ...............................     542,900      3,991,975                --            --      542,900     3,991,975
a Banca Nazionale Del Lavoro SpA ............   1,781,960      5,619,505                --            --    1,781,960     5,619,505
  Banque Nationale de Paris .................      62,054      5,170,633                --            --       62,054     5,170,633
  Deutsche Bank AG, Br ......................     100,700      6,137,331                --            --      100,700     6,137,331
  HSBC Holdings PLC .........................     153,404      5,595,331           223,724     8,160,216      377,128    13,755,547
  Kookmin Bank, GDR, 144A ...................          --             --           293,927     5,981,414      293,927     5,981,414
  Merita AS .................................          --             --           320,600     1,821,704      320,600     1,821,704
  Shinhan Bank Co. Ltd. .....................          --             --           169,682     1,905,711      169,682     1,905,711
a Thai Farmers Bank Public Co. Ltd., fgn ....   1,492,300      4,613,483         1,492,300     4,613,483
  Unibanco Uniao de Bancos
   Brasileiros SA, GDR ......................          --             --           149,000     3,585,313      149,000     3,585,313
  Unidanmark AS, A ..........................      69,100      4,611,791                --            --       69,100     4,611,791
                                                            ------------                   -------------             --------------
                                                              35,740,049                      21,454,358                 57,194,407
                                                            ------------                   -------------             --------------
  BROADCASTING & PUBLISHING
  News Corp. Ltd., ADR ......................     112,400      3,969,125                --            --      112,400     3,969,125
  Television Broadcasts Ltd. ................   1,023,000      4,799,319                --            --    1,023,000     4,799,319
                                                            ------------                   -------------             --------------
                                                               8,768,444                              --                  8,768,444
                                                            ------------                   -------------             --------------
  BUILDING MATERIALS & COMPONENTS 1.5%
  Caradon PLC ...............................          --             --         2,752,600     6,486,455    2,752,600     6,486,455
  Nichiha Corp. .............................          --             --           193,500     2,047,864      193,500     2,047,864
  Okumura Corp. .............................          --             --         2,093,000     7,781,312    2,093,000     7,781,312
a Siam City Cement Public Co. Ltd., fgn .....          --             --         1,057,641     4,359,632    1,057,641     4,359,632
                                                            ------------                   -------------             --------------
                                                                      --                      20,675,263                 20,675,263
                                                            ------------                   -------------             --------------
  BUSINESS & PUBLIC SERVICES 1.4%
a Complete Business Solutions Inc. ..........          --             --            23,600       423,325       23,600       423,325
a Humana Inc. ...............................          --             --           250,000     3,234,375      250,000     3,234,375
  Kurita Water Industries Ltd. ..............     387,000      6,938,120                --            --      387,000     6,938,120
  Lex Service PLC ...........................     221,020      2,032,804                --            --      221,020     2,032,804
  Waste Management Inc. .....................     135,917      7,305,539                --            --      135,917     7,305,539
                                                            ------------                   -------------             --------------
                                                              16,276,463                       3,657,700                 19,934,163
                                                            ------------                   -------------             --------------
  CHEMICALS 1.2%
  Akzo Nobel NV .............................     195,200      8,213,014                --            --      195,200     8,213,014
  BASF AG ...................................          --             --            70,900     3,114,716       70,900     3,114,716
  Kemira OY .................................          --             --           847,900     5,123,950      847,900     5,123,950
                                                            ------------                   -------------             --------------
                                                               8,213,014                       8,238,666                 16,451,680
                                                            ------------                   -------------             --------------

      See accompanying notes to pro forma combining financial statements.

                                       61

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                                VIP TEMPLETON
                                                                                                              GLOBAL GROWTH FUND
                                               TVP TEMPLETON STOCK FUND   VIP TEMPLETON GLOBAL GROWTH FUND    PRO FORMA COMBINED
                                               ---------------------------------------------------------------------------------
                                                   SHARES      VALUE               SHARES       VALUE         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  DATA PROCESSING & REPRODUCTION 1.6%
a 3Com Corp. ................................     215,800  $   5,759,163           220,600   $ 5,887,263      436,400  $ 11,646,426
a Newbridge Networks Corp. ..................     274,200      7,883,250            74,000     2,127,500      348,200    10,010,750
                                                            ------------                   -------------             --------------
                                                              13,642,413                       8,014,763                 21,657,176
                                                            ------------                   -------------             --------------
  ELECTRICAL & ELECTRONICS 6.7%
a ABB Ltd. ..................................      79,406      7,425,049            55,976     5,234,150      135,382    12,659,199
  Alcatel SA ................................      78,835     11,097,223                --            --       78,835    11,097,223
a Antec Corp. ...............................     345,500     11,077,594           345,500    11,077,594
  Catic Shenzhen Holdings Ltd., H ...........          --             --         9,945,000     1,358,668    9,945,000     1,358,668
  Dongfang Electrical Machinery
   Co. Ltd., H ..............................          --             --         5,506,000       702,545    5,506,000       702,545
  General Electric Co. PLC ..................          --             --         1,160,300    11,796,499    1,160,300    11,796,499
  Hitachi Ltd. ..............................          --             --           603,500     5,659,059      603,500     5,659,059
  Koninklijke Philips Electronics NV ........     121,532     11,987,765                --            --      121,532    11,987,765
  Motorola Inc. .............................     175,800     16,657,050           100,000     9,475,000      275,800    26,132,050
                                                            ------------                   -------------             --------------
                                                              58,244,681                      34,225,921                 92,470,602
                                                            ------------                   -------------             --------------
  ELECTRONIC COMPONENTS & INSTRUMENTS 1.4%
  BICC PLC ..................................          --             --         1,397,152     1,993,037    1,397,152     1,993,037
a Nanjing Panda Electronics Co. Ltd., H .....          --             --        17,794,000     1,720,036   17,794,000     1,720,036
  Hewlett-Packard Co. .......................      85,000      8,542,500                --            --       85,000     8,542,500
  Intel Corp. ...............................     121,400      7,223,300                --            --      121,400     7,223,300
                                                            ------------                   -------------             --------------
                                                              15,765,800                       3,713,073                 19,478,873
                                                            ------------                   -------------             --------------
  ENERGY SOURCES 4.1%
  MOL Magyar Olay-Es Gazipari RT,
   GDS 144A .................................          --             --           256,358     6,139,774      256,358     6,139,774
  Norsk Hydro ASA ...........................     185,300      6,990,676           117,000     4,413,973      302,300    11,404,649
  Perez Companc SA, B .......................     415,400      2,388,789                --            --      415,400     2,388,789
a Ranger Oil Ltd. ...........................          --             --           273,050     1,333,999      273,050     1,333,999
a Renaissance Energy Ltd. ...................          --             --           254,800     3,447,243      254,800     3,447,243
  Shell Transport & Trading Co. PLC .........          --             --           608,900     4,561,327      608,900     4,561,327
  Societe Elf Aquitaine SA, Br ..............      61,320      8,998,490            67,072     9,842,576      128,392    18,841,066
a Total Fina SA, B ..........................      67,497      8,707,719                --            --       67,497     8,707,719
                                                            ------------                   -------------             --------------
                                                              27,085,674                      29,738,892                 56,824,566
                                                            ------------                   -------------             --------------
  FINANCIAL SERVICES 5.1%
  AXA SA ....................................      57,091      6,964,902            92,702    11,309,319      149,793    18,274,221
  Fannie Mae ................................     144,200      9,859,675                --            --      144,200     9,859,675
  ICICI Ltd., GDR, 144A .....................          --             --           396,700     4,086,010      396,700     4,086,010
  ING Groep NV ..............................     157,637      8,534,539           105,188     5,694,926      262,825    14,229,465
  Lend Lease Corp. Ltd. .....................     485,500      6,665,824                --            --      485,500     6,665,824
  Morgan Stanley, Dean Witter & Co. .........          --             --           103,100    10,567,750      103,100    10,567,750
  Nomura Securities Co. Ltd. ................     623,000      7,293,382                --            --      623,000     7,293,382
                                                            ------------                   -------------             --------------
                                                              39,318,322                      31,658,005                 70,976,327
                                                            ------------                   -------------             --------------
  FOOD & HOUSEHOLD PRODUCTS 2.1%
  Archer-Daniels Midland Co. ................     434,170      6,702,499           625,065     9,649,441    1,059,235    16,351,940
  IBP Inc. ..................................          --             --           272,543     6,472,896      272,543     6,472,896
  Northern Foods PLC ........................          --             --         2,208,797     4,543,489    2,208,797     4,543,489
  Showa Sangyo Co. ..........................          --             --           958,000     1,994,514      958,000     1,994,514
                                                            ------------                   -------------             --------------
                                                               6,702,499                      22,660,340                 29,362,839
                                                            ------------                   -------------             --------------
  FOREST PRODUCTS & PAPER 2.7%
a Asia Pulp & Paper Co. Ltd., ADR ...........      29,000        279,125                --            --       29,000       279,125
  Assidoman AB ..............................          --             --           249,730     3,759,756      249,730     3,759,756
  Carter Holt Harvey Ltd. ...................   1,155,252      1,383,499           940,712     1,126,571    2,095,964     2,510,070
  Georgia Pacific Corp. .....................     214,800     10,176,150            68,000     3,221,500      282,800    13,397,650
  Georgia Pacific Timber Group ..............          --             --            34,000       858,500       34,000       858,500
  Metsa Serla OY, B .........................          --             --           270,000     2,294,318      270,000     2,294,318
  Stora Enso OYJ, R .........................     427,800      4,588,141           559,700     6,002,764      987,500    10,590,905
  Stora Enso OYJ, R, fgn ....................     313,540      3,392,811                --            --      313,540     3,392,811
                                                            ------------                   -------------             --------------
                                                              19,819,726                      17,263,409                 37,083,135
                                                            ------------                   -------------             --------------

      See accompanying notes to pro forma combining financial statements.

                                       62

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                                VIP TEMPLETON
                                                                                                              GLOBAL GROWTH FUND
                                               TVP TEMPLETON STOCK FUND   VIP TEMPLETON GLOBAL GROWTH FUND    PRO FORMA COMBINED
                                               ---------------------------------------------------------------------------------
                                                   SHARES      VALUE               SHARES       VALUE         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH & PERSONAL CARE 3.7%
  Astrazeneca PLC ...........................     152,291  $   5,928,996                --   $        --      152,291  $  5,928,996
  Medeva PLC ................................   2,761,300      4,526,579         1,614,200     2,646,146    4,375,500     7,172,725
  Novartis AG ...............................       2,236      3,264,968                --            --        2,236     3,264,968
  Nycomed Amersham PLC ......................     791,920      5,633,219                --            --      791,920     5,633,219
  Pharmacia & Upjohn Inc. ...................          --             --           218,900    12,436,256      218,900    12,436,256
  Rhone-Poulenc SA, A .......................     170,002      7,768,164                --            --      170,002     7,768,164
a Skyepharma PLC ............................   5,109,873      3,986,928                --            --    5,109,873     3,986,928
  Teva Pharmaceutical Industries
   Ltd., ADR ................................                    107,400      5,262,600                       107,400     5,262,600
                                                            ------------                   -------------             --------------
                                                              36,371,454                      15,082,402                 51,453,856
                                                            ------------                   -------------             --------------
  INDUSTRIAL COMPONENTS 1.2%
  Goodyear Tire & Rubber Co. ................      99,000      5,822,438                --            --       99,000     5,822,438
  Granges AB ................................     379,525      6,428,088                --            --      379,525     6,428,088
  Yamato Kogyo Co. Ltd. .....................     539,000      3,923,158                --            --      539,000     3,923,158
                                                            ------------                   -------------             --------------
                                                              16,173,684                              --                 16,173,684
                                                            ------------                   -------------             --------------
  INSURANCE 6.2%
  Ace Ltd. ..................................     176,500      4,986,125           121,500     3,432,375      298,000     8,418,500
  AXA China Region Ltd. .....................   3,440,000      2,748,861         3,440,000     2,748,861
  HIH Insurance Ltd. ........................   2,303,465      2,851,125         2,244,429     2,778,053    4,547,894     5,629,178
  Muenchener Rueckversicherungs-
   Gesellschaft .............................      13,445      2,533,156                --            --       13,445     2,533,156
a Muenchener Rueckversicherungs-
   Gesellschaft, 144A .......................      13,445      2,509,585                --            --       13,445     2,509,585
a Muenchener Rueckversicherungs-
 Gesellschaft, wts ..........................         419         13,395                --            --          419        13,395
  Partnerre Ltd. ............................     144,400      5,396,950           127,900     4,780,263      272,300    10,177,213
  Reliastar Financial Corp. .................     204,700      8,955,625            48,000     2,100,000      252,700    11,055,625
  Torchmark Corp. ...........................     113,400      3,869,775           240,000     8,190,000      353,400    12,059,775
  XL Capital Ltd., A ........................      92,100      5,203,650                --            --       92,100     5,203,650
  UNUM Corp. ................................          --             --            81,100     4,440,225       81,100     4,440,225
  Zurich Allied AG ..........................      17,000      9,666,795            19,500    11,088,383       36,500    20,755,178
                                                            ------------                   -------------             --------------
                                                              48,735,042                      36,809,299                 85,544,341
                                                            ------------                   -------------             --------------
  LEISURE & TOURISM .3%
  Kuoni Reisen Holding AG, B ................       1,065      4,106,957                --         1,065    4,106,957
                                                            ------------                   -------------             --------------
  MACHINERY & ENGINEERING 3.9%
  First Tractor Company Ltd., H .............          --             --         6,860,000     2,033,549    6,860,000     2,033,549
  Invensys PLC ..............................   1,621,958      7,682,582         2,244,442    10,631,046    3,866,400    18,313,628
  KCI Konecranes International PLC ..........          --             --           211,700     7,272,071      211,700     7,272,071
  Laird Group PLC ...........................          --             --         1,783,700     7,422,477    1,783,700     7,422,477
  Makita Corp. ..............................          --             --           653,000     7,385,633      653,000     7,385,633
  New Holland NV ............................     259,400      4,442,225                --            --      259,400     4,442,225
  VA Technologie AG, Br .....................          --             --            25,900     2,346,411       25,900     2,346,411
  Valmet OY .................................          --             --           392,800     4,455,811      392,800     4,455,811
                                                            ------------                   -------------             --------------
                                                              12,124,807                      41,546,998                 53,671,805
                                                            ------------                   -------------             --------------
  MERCHANDISING 3.8%
  Coles Myer Ltd. ...........................          --             --         1,070,971     6,231,027    1,070,971     6,231,027
  Home Depot Inc. ...........................     102,800      6,624,175                --            --      102,800     6,624,175
  Hudson's Bay Co. ..........................          --             --            67,100       756,508       67,100       756,508
  Marks & Spencer PLC .......................   1,067,200      6,156,729         1,516,900     8,751,070    2,584,100    14,907,799
  Matsuzakaya Co. Ltd. ......................          --             --            51,000       219,101       51,000       219,101
  Safeway PLC ...............................   1,305,220      5,220,510         1,738,498     6,953,499    3,043,718    12,174,009
  Sears Roebuck & Co. .......................          --             --           155,900     6,947,294      155,900     6,947,294
  Storehouse ................................   2,067,800      4,449,020                --            --    2,067,800     4,449,020
                                                            ------------                   -------------             --------------
                                                              22,450,434                      29,858,499                 52,308,933
                                                            ------------                   -------------             --------------
  METALS & MINING 4.9%
  Anglo American Platinum Corp. Ltd. ........          --             --           377,265     8,802,537      377,265     8,802,537
  Boehler-Uddeholm AG .......................          --             --            93,200     4,612,424       93,200     4,612,424
  Companhia Siderurgica Nacional Sid
   Nacional CSN .............................          --             --       129,100,000     3,407,061  129,100,000     3,407,061

      See accompanying notes to pro forma combining financial statements.

                                       63

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                                VIP TEMPLETON
                                                                                                              GLOBAL GROWTH FUND
                                               TVP TEMPLETON STOCK FUND   VIP TEMPLETON GLOBAL GROWTH FUND    PRO FORMA COMBINED
                                               ---------------------------------------------------------------------------------
                                                   SHARES      VALUE               SHARES       VALUE         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  METALS & MINING (CONT.)
  Iluka Resources Ltd. ......................          --  $          --           704,562   $ 1,523,100      704,562  $  1,523,100
  Industrias Penoles SA .....................          --             --         1,104,000     3,218,281    1,104,000     3,218,281
  Iscor Ltd. ................................          --             --         9,558,700     2,993,776    9,558,700     2,993,776
  Ispat International NV, A, Reg D ..........     228,000      2,522,250                --            --      228,000     2,522,250
  Outokumpu OY, A ...........................          --             --           342,200     3,846,530      342,200     3,846,530
  Pechiney SA, A ............................          --             --            84,279     3,622,511       84,279     3,622,511
  Pechiney SA, ADR ..........................          --             --           112,708     2,409,134      112,708     2,409,134
  Pohang Iron & Steel Co. Ltd. ..............          --             --           100,000    12,467,059      100,000    12,467,059
  WMC Ltd. ..................................   2,183,784      9,380,963         2,150,656     9,238,653    4,334,440    18,619,616
                                                            ------------                   -------------             --------------
                                                              11,903,213                      56,141,066                 68,044,279
                                                            ------------                   -------------             --------------
  MULTI-INDUSTRY 5.0%
  Alfa SA de CV, A ..........................   1,743,100      7,286,958         1,743,100     7,286,958
  Beijing Datang Power Generation
   Co. Ltd., H ..............................          --             --         6,860,000     2,210,379    6,860,000     2,210,379
  Broken Hill Proprietary Co. Ltd. ..........          --             --           867,854    10,052,585      867,854    10,052,585
  Cheung Kong Holdings Ltd. .................     815,000      7,247,852         1,180,000    10,493,823    1,995,000    17,741,675
  DESC SA de CV DESC, B .....................   4,018,300      4,419,486                --            --    4,018,300     4,419,486
  DESC SA de CV DESC, C .....................         800            897                --            --          800           897
  Hutchison Whampoa Ltd. ....................     802,100      7,262,355           642,600     5,818,214    1,444,700    13,080,569
  La Cemento Nacional SA, GDR, 144A .........          --             --             3,600       259,200        3,600       259,200
  La Cemento Nacional SA, GDR, Reg S ........          --             --               400        28,800          400        28,800
  Pacific Dunlop Ltd. .......................          --             --         2,149,000     3,100,887    2,149,000     3,100,887
  Saab AB, B ................................          --             --           296,997     2,305,552      296,997     2,305,552
  Saha Union Public Co. Ltd., fgn ...........          --             --           574,400       257,020      574,400       257,020
  Swire Pacific Ltd., A .....................          --             --         1,421,800     7,036,754    1,421,800     7,036,754
  Swire Pacific Ltd., B .....................          --             --         1,304,000       974,784    1,304,000       974,784
                                                            ------------                   -------------             --------------
                                                              26,217,548                      42,537,998                 68,755,546
                                                            ------------                   -------------             --------------
  REAL ESTATE 1.9%
  China Resources Beijing Land Ltd. .........          --             --         4,652,000     1,067,241    4,652,000     1,067,241
  General Growth Properties .................          --             --           164,500     5,839,750      164,500     5,839,750
  Hang Lung Development Co. Ltd. ............          --             --         3,624,000     4,483,963    3,624,000     4,483,963
  Highwoods Properties Inc. .................          --             --           164,900     4,524,444      164,900     4,524,444
  Inversiones y Representacion SA ...........          --             --         1,156,326     3,561,840    1,156,326     3,561,840
  Inversiones y Representacion SA, GDR ......          --             --             2,374        73,283        2,374        73,283
  National Health Investors Inc. ............     187,700      4,281,906           123,400     2,815,063      311,100     7,096,969
                                                            ------------                   -------------             --------------
                                                                                              22,365,584                 26,647,490
                                                                                           -------------             --------------
  RECREATION & OTHER CONSUMER GOODS .1%
a Fila Holding SpA, ADR .....................          --             --            60,600       715,838       60,600       715,838
                                                            ------------                   -------------             --------------
  TELECOMMUNICATIONS 8.3%
  AT&T Corp. ................................          --             --            90,450     5,048,241       90,450     5,048,241
  Cia de Telecomunicaciones de
   Chile SA, ADR ............................     117,300      2,903,175                --            --      117,300     2,903,175
  Embratel Participacoes SA .................          --             --        27,300,000       205,626   27,300,000       205,626
a General Motors Corp., H ...................          --             --            66,000     3,712,500       66,000     3,712,500
  Hong Kong Telecommunications Ltd. .........   2,504,000      6,502,974         2,905,746     7,546,322    5,409,746    14,049,296
a Korea Telecom Corp., ADR ..................      88,900      3,556,000                --            --       88,900     3,556,000
a Mastec Inc. ...............................     340,323      9,614,125                --            --      340,323     9,614,125
  Nippon Telegraph & Telephone Corp. ........         675      7,863,103                --            --          675     7,863,103
  Nortel Networks Corp. .....................     120,460     10,457,434           138,000    11,980,125      258,460    22,437,559
  Telecom Argentina Stet-France SA, ADR .....          --             --           100,000     2,675,000      100,000     2,675,000
a Telecom Italia SpA ........................     763,200      7,913,763                --            --      763,200     7,913,763
  Telecomunicacoes Brasileiras SA, ADR ......      41,800      3,769,838                --            --       41,800     3,769,838
  Telefonica De Argentina SA, ADR ...........          --             --           217,000     6,808,375      217,000     6,808,375
a Telefonica SA .............................     142,300      6,854,525                --            --      142,300     6,854,525
  Telefonos de Mexico SA (Telmex), ADR ......     117,500      9,495,469            92,900     7,507,481      210,400    17,002,950
  Telesp Participacoes SA ...................          --             --        44,600,000       579,991   44,600,000       579,991
                                                            ------------                   -------------             --------------
                                                              68,930,406                      46,063,661                114,994,067
                                                            ------------                   -------------             --------------

      See accompanying notes to pro forma combining financial statements.

                                       64

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                                VIP TEMPLETON
                                                                                                              GLOBAL GROWTH FUND
                                               TVP TEMPLETON STOCK FUND   VIP TEMPLETON GLOBAL GROWTH FUND    PRO FORMA COMBINED
                                               ---------------------------------------------------------------------------------
                                                   SHARES      VALUE               SHARES       VALUE         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TEXTILES & APPAREL .5%
  Courtaulds Textiles PLC ...................          --  $          --           734,300   $ 1,909,768      734,300  $  1,909,768
a Fruit of the Loom Inc., A .................          --             --           136,500     1,330,875      136,500     1,330,875
  Yizheng Chemical Fibre Co. Ltd., H ........          --             --        13,356,000     3,485,813   13,356,000     3,485,813
                                                            ------------                   -------------             --------------
                                                                      --                       6,726,456                  6,726,456
                                                            ------------                   -------------             --------------
  TRANSPORTATION 4.1%
  Air New Zealand Ltd., B ...................     700,100      1,446,833           700,100     1,446,833
  British Airways PLC .......................     928,000      6,414,174         1,205,032     8,328,970    2,133,032    14,743,144
  Canadian National Railway Co. .............     113,800      7,690,345           113,800     7,690,345
  Firstgroup PLC ............................     592,500      3,236,046           592,500     3,236,046
  Koninklijke Frans Maas Groep NV ...........          --             --           160,970     4,813,994      160,970     4,813,994
  Koninklijke Nedlloyd Groep NV .............          --             --           260,670     6,451,562      260,670     6,451,562
  Mayne Nickless Ltd., A ....................   1,388,800      4,752,513                --            --    1,388,800     4,752,513
  Peninsular & Oriental Steam
   Navigation Co. ...........................     294,200      4,426,309                --            --      294,200     4,426,309
  Singapore Airlines Ltd., fgn ..............          --             --           944,600     8,988,264      944,600     8,988,264
                                                            ------------                   -------------             --------------
                                                              27,966,220                      28,582,790                 56,549,010
                                                            ------------                   -------------             --------------
  UTILITIES ELECTRICAL & GAS 7.3%
  Bses Ltd., GDR, 144A ......................          --             --           202,200     2,027,055      202,200     2,027,055
  Centrais Eletricas Brasileiras SA
 (Eletrobras), ADR ..........................     514,400      4,901,843                --            --      514,400     4,901,843
  Electrabel SA .............................          --             --            23,500     7,585,336       23,500     7,585,336
  Entergy Corp. .............................          --             --           283,900     8,871,875      283,900     8,871,875
  Evn AG ....................................      58,920      8,615,918            35,400     5,176,570       94,320    13,792,488
  Hong Kong Electric Holdings Ltd. ..........          --             --         2,944,000     9,485,942    2,944,000     9,485,942
  Iberdrola SA, Br ..........................     486,500      7,410,132           744,700    11,342,909    1,231,200    18,753,041
  Korea Electric Power Corp. ................          --             --           186,600     7,754,177      186,600     7,754,177
  National Grid Group PLC ...................          --             --         1,075,100     7,477,505    1,075,100     7,477,505
  National Power PLC ........................          --             --           747,800     5,430,927      747,800     5,430,927
  Transportadora de Gas del Sur
   SA, ADR ..................................          --             --           386,900     3,627,188      386,900     3,627,188
  Veba AG ...................................     129,600      7,644,756            67,000     3,952,150      196,600    11,596,906
                                                            ------------                   -------------             --------------
                                                              28,572,649                      72,731,634                101,304,283
                                                            ------------                   -------------             --------------
  TOTAL COMMON STOCKS
 (COST $1,012,794,748) ......................                606,068,823                     666,478,322              1,272,547,145
                                                            ------------                   -------------             --------------
  PREFERRED STOCKS 2.8%
  Banco Bradesco SA, pfd ....................          --             --       451,500,022     2,318,688  451,500,022     2,318,688
  Banco Itau SA, pfd ........................   6,309,400      3,276,208         6,309,400     3,276,208
  Centrais Eletricas Brasileiras SA
   (Electrobras), ADR, pfd ..................          --             --           176,400     1,796,713      176,400     1,796,713
  Centrais Geradoras Do Sul Do Brasil SA,
   ADR, pfd .................................          --             --            17,640        71,466       17,640        71,466
  Coteminas Cia Tecidos Norte
   de Minas, pfd ............................          --             --         1,952,000       164,848    1,952,000       164,848
  Embotelladora Andina SA, B, ADR, pfd ......     302,900      4,619,225           302,900     4,619,225
  Embratel Participacoes SA, ADR, pfd .......          --             --            98,400     1,365,300       98,400     1,365,300
a Empresa Nacional de Comercio Redito
   Participacoes, pfd .......................          --             --         1,952,000         1,682    1,952,000         1,682
  News Corp. Ltd., ADR, pfd .................     117,000      3,692,812           117,000     3,692,812
  News Corp. Ltd., pfd ......................     265,309      2,021,251           903,781     6,885,438    1,169,090     8,906,689
  Tele Celular Sul Participacoes SA,
   ADR, pfd .................................          --             --             9,840       213,405        9,840       213,405
  Tele Centro Oeste Celular Participacoes SA,
   ADR, pfd .................................          --             --            32,799       129,146       32,799       129,146
  Tele Centro Sul Participacoes SA,
   ADR, pfd .................................          --             --            19,680     1,092,240       19,680     1,092,240
  Tele Leste Celular Participacoes SA,
   ADR, pfd .................................          --             --             1,968        58,548        1,968        58,548
  Tele Nordeste Celular Participacoes SA,
   ADR, pfd .................................          --             --             4,920       132,840        4,920       132,840
  Tele Norte Celular Participacoes SA,
   ADR, pfd .................................          --             --             1,968        53,259        1,968        53,259

      See accompanying notes to pro forma combining financial statements.

                                       65

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)
                                                                                                                VIP TEMPLETON
                                                                                                              GLOBAL GROWTH FUND
                                               TVP TEMPLETON STOCK FUND   VIP TEMPLETON GLOBAL GROWTH FUND    PRO FORMA COMBINED
                                               ---------------------------------------------------------------------------------
                                                   SHARES      VALUE               SHARES       VALUE         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS (CONT.)
  Tele Norte Leste Participacoes SA,
   ADR, pfd .................................          --  $          --            98,400   $ 1,826,550       98,400  $  1,826,550
  Tele Sudeste Celular Participacoes SA,
   ADR, pfd .................................          --             --            19,680       570,720       19,680       570,720
a Telecomunicacoes Brasileiras SA
   (Telebras), ADR, pfd .....................      41,800          2,613            98,400         6,150      140,200         8,763
  Telemig Celular Participacoes SA,
   ADR, pfd .................................          --             --             4,920       121,155        4,920       121,155
  Telesp Celular Participacoes SA,
   ADR, pfd .................................          --             --            39,360     1,052,880       39,360     1,052,880
  Telesp Participacoes SA, ADR, pfd .........     205,300      4,696,237            98,400     2,250,900      303,700     6,947,137
                                                            ------------                   -------------             --------------
  TOTAL PREFERRED STOCKS
 (COST $36,995,705) .........................                 18,308,346                      20,111,928                 38,420,274
                                                            ------------                   -------------             --------------
                                               PRINCIPAL                       PRINCIPAL                  PRINCIPAL
                                                AMOUNT*                         AMOUNT*                    AMOUNT*
                                              ------------                   -------------             --------------

  BONDS 1.2%
  Alfa SA de CV:
  cvt., 8.00%, 9/15/00 ......................          --             --   $     1,650,000     1,683,000    1,650,000     1,683,000
  cvt., 144A, 8.00%, 9/15/00 ................          --             --         2,710,000     2,764,200    2,710,000     2,764,200
  AXA SA, cvt., 144A, 2.50%, 1/01/14 ........   3,445,200 EUR  3,574,026                                    3,445,200 EUR 3,574,026
  Government of Italy, cvt., 5.00%,
   6/28/01 ..................................          --             --         4,950,000     8,167,500    4,950,000     8,167,500
  RGC Ltd, zero coupon, 12/31/00 ............          --                        1,074,643 AUD   284,523    1,074,643 AUD   284,523
                                                            ------------                   -------------             --------------
  TOTAL BONDS (COST $16,745,694) ............          --      3,574,026                      12,899,223                 16,473,249
                                                            ------------                   -------------             --------------
  SHORT TERM INVESTMENTS .4%
  Federal National Mortgage Association,
   4.71%, 7/13/99 ...........................   3,585,000      3,579,253                                    3,585,000     3,579,253
  U.S. Treasury Bill, 4.41%, 8/26/99 ........          --             --         1,407,000     1,397,716    1,407,000     1,397,716
                                                            ------------                   -------------             --------------
  TOTAL SHORT TERM INVESTMENTS
   (COST $4,976,079) ........................                  3,579,253                       1,397,716                  4,976,969
                                                            ------------                   -------------             --------------
  TOTAL BEFORE REPURCHASE AGREEMENT
   (COST $1,071,512,226) ....................                631,530,448                     700,887,189              1,332,417,637
                                                            ------------                   -------------             --------------
  REPURCHASE AGREEMENTS 3.7%
  Barclays Bank PLC, 4.75%, 7/01/99

 (Maturity Value $21,330,814)
  Collateralized by U.S. Treasury Notes
   and Bonds ................................          --             --        21,328,000    21,328,000   21,328,000    21,328,000
  Deutsche Bank,AG, 4.75%, 7/01/99
 (Maturity Value $20,002,639)
  Collateralized by U.S. Treasury Notes
   and Bonds ................................          --             --        20,000,000    20,000,000   20,000,000    20,000,000
  Paine Webber Group Inc., 4.80%, 6/30/99
 (Maturity Value $10,029,337)
  Collateralized by U.S. Treasury Notes
   and Bonds ................................  10,028,000     10,028,000                --            --   10,028,000    10,028,000
                                                            ------------                   -------------             --------------
  TOTAL REPURCHASE AGREEMENTS
 (COST $51,356,000) .........................                 10,028,000                      41,328,000                 51,356,000
                                                            ------------                   -------------             --------------
  TOTAL INVESTMENTS
 (COST $1,122,868,226) 100.1% ...............                640,842,610                     742,215,189              1,383,057,799
  OTHER ASSETS, LESS LIABILITIES (.1%) ......                  7,020,893                      (8,570,369)                (1,549,476)
                                                            ------------                   -------------             --------------
  TOTAL NET ASSETS 100.0% ...................               $647,863,503                   $ 733,644,820             $1,381,508,323
                                                            ============                   =============             ==============

Currency Abbreviations:
AUD    - Australian Dollar
EUR    - European Unit

*Securities traded in U.S. dollars unless otherwise indicated.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                      VIP TEMPLETON
                                                                                                                      GLOBAL GROWTH
                                                                          TVP TEMPLETON        VIP TEMPLETON              FUND
                                                                              STOCK            GLOBAL GROWTH            PRO FORMA
                                                                              FUND                 FUND                 COMBINED
                                                                          ----------------------------------------------------------
Assets:
 Investments in securities:
Cost ...........................................................          $470,524,685          $600,987,541          $1,071,512,226
                                                                          ----------------------------------------------------------
Value ..........................................................           630,814,610           700,887,189           1,331,701,799
 Repurchase Agreements, at value and cost ......................            10,028,000            41,328,000              51,356,000
 Cash ..........................................................             1,491,932             1,959,957               3,451,889
 Receivables:

Investment securities sold .....................................               120,620               230,944                 351,564
Capital shares sold ............................................             3,225,239               749,832               3,975,071
Dividends and interest .........................................             2,928,716             3,759,218               6,687,934
                                                                          ----------------------------------------------------------
Total assets ...................................................           648,609,117           748,915,140           1,397,524,257
                                                                          ----------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ................................                    --            14,267,674              14,267,674
Capital shares redeemed ........................................                    --               408,130                 408,130
Affiliates .....................................................               423,469               498,068                 921,537
 Deffered tax liability ........................................                61,431                    --                  61,431
 Other liabilities .............................................               260,714                96,448                 357,162
                                                                          ----------------------------------------------------------
Total liabilities ..............................................               745,614            15,270,320              16,015,394
                                                                          ----------------------------------------------------------
 Net assets, at value ..........................................          $647,863,503          $733,644,820          $1,381,508,323
                                                                          ==========================================================
CLASS 1:
 Net assets, at value ..........................................          $620,428,154          $732,163,775          $1,352,591,929
                                                                          ==========================================================
 Shares outstanding** ..........................................            29,158,278            44,256,213              81,766,984
                                                                          ==========================================================
 Net asset value and offering price per share ..................          $      21.28          $      16.54          $        16.54
                                                                          ==========================================================
CLASS 2:
 Net assets, at value ..........................................          $ 27,435,349          $  1,481,045          $   28,916,394
                                                                          ==========================================================
 Shares outstanding** ..........................................             1,293,337                89,660               1,750,395
                                                                          ==========================================================
 Net asset value and offering price per share ..................          $      21.21          $      16.52          $        16.52
                                                                          ==========================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                      VIP TEMPLETON
                                                                                                                      GLOBAL GROWTH
                                                                  TVP TEMPLETON     VIP TEMPLETON                         FUND
                                                                      STOCK         GLOBAL GROWTH    PROFORMA           PRO FORMA
                                                                      FUND              FUND        ADJUSTMENTS         COMBINED
                                                                  -----------------------------------------------------------------
Investment income:+
 Dividends ...................................................    $  7,766,878     $ 11,344,030     $          --     $  19,110,908
 Interest ....................................................         193,686        1,288,395                --         1,482,081
                                                                  -----------------------------------------------------------------
Total investment income ......................................       7,960,564       12,632,425                --        20,592,989
                                                                  -----------------------------------------------------------------
Expenses:
 Management fees .............................................       2,219,871        2,983,965           164,004a        5,367,840
 Administrative fees .........................................         307,861               --         (307,861)b               --
 Distribution fees - Class 2 .................................          30,831              442              (75)c           31,198
 Custodian fees ..............................................          47,000          111,000                --           158,000
 Reports to shareholders .....................................          56,000           33,100                --            89,100
 Professional fees ...........................................          13,400           15,600                --            29,000
 Trustees' fees and expenses .................................              --            2,800                --             2,800
 Other .......................................................             551            6,134                --             6,685
                                                                  -----------------------------------------------------------------
Total expenses ...............................................       2,675,514        3,153,041          (143,932)        5,684,623
                                                                  -----------------------------------------------------------------
Net investment loss ..........................................       5,285,050        9,479,384           143,932        14,908,366
                                                                  -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments ..................................................      17,509,630       17,344,632                --        34,854,262
Foreign currency transactions ................................        (447,977)        (506,819)               --          (954,796)
                                                                  -----------------------------------------------------------------
Net realized gain ............................................      17,061,653       16,837,813                --        33,899,466
 Net unrealized appreciation (depreciation) on:
Investments ..................................................      53,008,541       54,339,968                --       107,348,509
Deferred taxes ...............................................         (61,431)              --                --           (61,431)
                                                                  -----------------------------------------------------------------
Net unrealized gain ..........................................      52,947,110       54,339,968                         107,287,078
                                                                  -----------------------------------------------------------------
Net realized and unrealized gain .............................      70,008,763       71,177,781                --       141,186,544
                                                                  -----------------------------------------------------------------
Net increase in net assets resulting from operations .........    $ 75,293,813     $ 80,657,165     $     143,932     $ 156,094,910
                                                                  =================================================================

a   Pro Forma adjustment for difference in Management fee schedule.

b   Pro Forma adjustment for difference in Administrative fee schedule.

c Pro Forma adjustment for difference in 12B-1 agreement. The 12B-1 fee rate reflected in the Pro Forma Combined is 0.25% of the average net assets.

+ Net of foreign taxes of $752,149 and $1,090,514 for TVP Templeton Stock Fund and VIP Templeton Global Growth Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                       VIP TEMPLETON
                                                                                                                       GLOBAL GROWTH
                                                                         TVP TEMPLETON  VIP TEMPLETON                      FUND
                                                                             STOCK      GLOBAL GROWTH      PROFORMA      PRO FORMA
                                                                             FUND           FUND          ADJUSTMENTS    COMBINED
                                                                         ----------------------------------------------------------
Investment income:+
 Dividends ...........................................................   $ 18,051,815    $ 19,581,841    $      --    $  37,633,656
 Interest ............................................................        569,286       4,859,793           --        5,429,079
                                                                         ----------------------------------------------------------
      Total investment income ........................................     18,621,101      24,441,634           --       43,062,735
                                                                         ----------------------------------------------------------
Expenses:
 Management fees .....................................................      5,100,755       6,409,332      400,084 a     11,910,171
 Administrative fees .................................................        702,686              --     (702,686)b             --
 Distribution fees - Class 2 .........................................         53,988              --      (53,988)c             --
 Transfer agent fees .................................................             --              --           --               --
 Custodian fees ......................................................        445,000         269,500           --          714,500
 Reports to shareholders .............................................        204,000         104,500           --          308,500
 Registration and filing fees ........................................             --              --           --               --
 Professional fees ...................................................         53,600          29,900           --           83,500
 Trustees' fees and expenses .........................................         18,000           4,600           --           22,600
 Other ...............................................................         13,396           3,682           --           17,078
                                                                         ----------------------------------------------------------
      Total expenses .................................................      6,591,425       6,821,514     (356,590)      13,056,349
      Expenses waived/paid by affiliate ..............................             --              --           --               --
                                                                         ----------------------------------------------------------
       Net expenses ..................................................      6,591,425       6,821,514     (356,590)      13,056,349
                                                                         ----------------------------------------------------------
        Net investment income (loss) .................................     12,029,676      17,620,120     (356,590)      30,006,386
                                                                         ----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................     47,606,776      75,957,066           --      123,563,842
  Foreign currency transactions ......................................        (37,819)        196,827           --          159,008
                                                                          ----------------------------------------------------------
       Net realized gain .............................................     47,568,957      76,153,893           --      123,722,850
Net unrealized appreciation (depreciation) on:
 Investments .........................................................    (47,396,839)    (33,429,013)          --      (80,825,852)
 Deferred taxes ......................................................             --              --           --               --
 Translation of assets and liabilities
  denominated in foreign currencies ..................................             --              --           --               --
                                                                         ----------------------------------------------------------
       Net unrealized gain ...........................................    (47,396,839)    (33,429,013)          --      (80,825,852)
                                                                         ----------------------------------------------------------
Net realized and unrealized gain .....................................        172,118      42,724,880           --       42,896,998
                                                                         ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......   $ 12,201,794    $ 60,345,000    $(356,590)   $  72,903,384
                                                                         ==========================================================

a   Pro Forma adjustment for difference in Management fee schedule.

b   Pro Forma adjustment for difference in Administrative fee schedule.

c   Pro Forma adjustment for difference in 12B-1 agreement.

+ Net of foreign taxes of $2,092,812 and $1,986,307 for TVP Templeton Stock Fund and VIP Templeton Global Growth Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON STOCK FUND
VIP TEMPLETON GLOBAL GROWTH FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF  COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Variable Products Series Fund Templeton Stock Fund ("TVP Templeton Stock Fund"), the Franklin Templeton Variable Insurance Products Trust Templeton Global Growth Fund ("VIP Templeton Global Growth Fund") will acquire all the net assets of the TVP Templeton Stock Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, shares of VIP Templeton Global Growth Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of TVP Templeton Stock Fund June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the TVP Templeton Stock and VIP Templeton Global Growth for the period Jan uary 1, 1999 to June 30, 1999 as though the merger occurred on Jan uary 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. CAPITAL SHARES:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Templeton Stock at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Templeton Global Growth , respectively at June 30, 1999.

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                                 VIP TEMPLETON
                                                                                                                  GLOBAL ASSET
                                                         TVP TEMPLETON              VIP TEMPLETON                ALLOCATION FUND
                                                     ASSET ALLOCATION FUND   GLOBAL ASSET ALLOCATION FUND       PRO FORMA COMBINED
                                                     -------------------------------------------------------------------------------
                                                      SHARES       VALUE           SHARES        VALUE         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 74.5%
  AEROSPACE & MILITARY TECHNOLOGY 1.0%
  Alvis Plc ..................................             --   $        --        140,990   $   382,243       140,990   $   382,243
  Boeing Co. .................................             --            --         21,217       937,526        21,217       937,526
  Hong Kong Aircraft Engineering
   Co. Ltd. ..................................             --            --        363,200       702,166       363,200       702,166
  Kaman Corp., A .............................             --            --         40,300       632,206        40,300       632,206
  Raytheon Co., A ............................             --            --         17,615     1,213,233        17,615     1,213,233
  Rolls-Royce PLC ............................        770,000     3,261,838        121,085       512,935       891,085     3,774,773
                                                                -----------                  -----------                 -----------
                                                                  3,261,838                    4,380,309                   7,642,147
                                                                -----------                  -----------                 -----------
  APPLIANCES & HOUSEHOLD DURABLES 1.4%
  Laox Co. Ltd. ..............................             --            --         70,000       607,237        70,000       607,237
  Sony Corp. .................................         92,400     9,962,161             --            --        92,400     9,962,161
                                                                -----------                  -----------                 -----------
                                                                  9,962,161                      607,237                  10,569,398
                                                                -----------                  -----------                 -----------
  AUTOMOBILES 4.6%
  Autoliv Inc. ...............................        246,900     7,468,725             --            --       246,900     7,468,725
  Autoliv Inc., SDR ..........................        129,000     3,929,781             --            --       129,000     3,929,781
  Delphi Automotive Systems Corp. ............             --            --          1,887        35,030         1,887        35,030
  Fiat SpA ...................................      2,361,700     7,506,197             --            --     2,361,700     7,506,197
  Ford Motor Co. .............................         84,000     4,740,750             --            --        84,000     4,740,750
  General Motors Corp. .......................         40,000     2,640,000          2,700       178,200        42,700     2,818,200
  Volvo AB, B ................................        260,000     7,538,226             --            --       260,000     7,538,226
                                                                -----------                  -----------                 -----------
                                                                 33,823,679                      213,230                  34,036,909
                                                                -----------                  -----------                 -----------
  BANKING 4.8%
* Banca Nazionale Del Lavoro SpA .............             --            --        225,160       710,054       225,160       710,054
* Bangkok Bank Public Co. Ltd., fgn ..........             --            --        193,400       723,775       193,400       723,775
  Canadian Imperial Bank of Commerce .........        140,000     3,357,704             --            --       140,000     3,357,704
  Den Norske Bank ............................      2,178,900     7,196,113             --            --     2,178,900     7,196,113
  Deutsche Bank AG, Br .......................        121,400     7,398,928             --            --       121,400     7,398,928
  Foreningssparbanken AB, A ..................        170,700     2,409,315             --            --       170,700     2,409,315
  Merita AS ..................................      2,453,000    13,938,362             --            --     2,453,000    13,938,362
                                                                -----------                  -----------                 -----------
                                                                 34,300,422                    1,433,829                  35,734,251
                                                                -----------                  -----------                 -----------
  BROADCASTING & PUBLISHING .2%
  South China Morning Post Ltd. ..............      2,821,000     1,581,594             --            --     2,821,000     1,581,594
                                                                -----------                  -----------                 -----------
  BUILDING MATERIALS & COMPONENTS .5%
  Caradon PLC ................................             --            --        295,300       695,869       295,300       695,869
  Gujarat Ambuja Cements Ltd. ................             --            --            200         1,476           200         1,476
  Gujarat Ambuja Cements Ltd.,
   GDR, 144A .................................             --            --         14,600       119,720        14,600       119,720
  Pioneer International Ltd. .................        969,005     2,469,334        969,005     2,469,334
  Plettac AG .................................             --            --          5,192       263,428         5,192       263,428
                                                                -----------                  -----------                 -----------
                                                                  2,469,334                    1,080,493                   3,549,827
                                                                -----------                  -----------                 -----------
  BUSINESS & PUBLIC SERVICES 1.6%
  Columbia HCA Healthcare Corp. ..............             --            --         13,600       310,250        13,600       310,250
a Humana Inc. ................................             --            --         18,200       235,463        18,200       235,463
  Kurita Water Industries Ltd. ...............        432,000     7,744,878             --            --       432,000     7,744,878
  Laidlaw Inc. ...............................        549,130     4,049,834             --            --       549,130     4,049,834
a Lifepoint Hospitals Inc. ...................             --            --            716         9,618           716         9,618
a Triad Hospitals Inc. .......................             --            --            715         9,653           715         9,653
                                                                -----------                  -----------                 -----------
                                                                 11,794,712                      564,984                  12,359,696
                                                                -----------                  -----------                 -----------
  CHEMICALS 1.7%
  Akzo Nobel NV ..............................         98,800     4,156,997         12,105       509,316       110,905     4,666,313
  DSM NV, Br .................................         25,000     2,681,242             --            --        25,000     2,681,242
  Hoechst AG .................................        118,200     5,326,740             --            --       118,200     5,326,740
  Shanghai Petrochemical Co. Ltd., H .........             --            --        834,000       196,707       834,000       196,707
                                                                -----------                  -----------                 -----------
                                                                 12,164,979                      706,023                  12,871,002
                                                                -----------                  -----------                 -----------
  DATA PROCESSING & REPRODUCTION .9%
a 3Com Corp. .................................        240,800     6,426,350         25,400       677,863       266,200     7,104,213
                                                                -----------                  -----------                 -----------
      See accompanying notes to pro forma combining financial statements.
                                       71
TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)
                                                                                                                 VIP TEMPLETON
                                                                                                                  GLOBAL ASSET
                                                         TVP TEMPLETON              VIP TEMPLETON                ALLOCATION FUND
                                                     ASSET ALLOCATION FUND   GLOBAL ASSET ALLOCATION FUND       PRO FORMA COMBINED
                                                     -------------------------------------------------------------------------------
                                                      SHARES       VALUE           SHARES        VALUE         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRICAL & ELECTRONICS 4.7%
  Alcatel SA .................................         92,119   $12,967,148             --   $        --        92,119   $12,967,148
  Alcatel SA, ADR ............................        185,738     5,270,316             --            --       185,738     5,270,316
  General Electric Co. PLC ...................             --            --        101,500     1,031,927       101,500     1,031,927
  Koninklijke Philips Electronics NV .........         56,856     5,608,205         10,396     1,025,448        67,252     6,633,653
  Motorola Inc. ..............................         94,000     8,906,500          4,310       408,373        98,310     9,314,873
                                                                -----------                  -----------                 -----------
                                                                 32,752,169                    2,465,748                  35,217,917
                                                                -----------                  -----------                 -----------
  ELECTRONIC COMPONENTS & INSTRUMENTS 2.6%
  Hewlett-Packard Co. ........................        106,000    10,653,000             --            --       106,000    10,653,000
  Intel Corp. ................................        144,000     8,568,000             --            --       144,000     8,568,000
                                                                -----------                  -----------                 -----------
                                                                 19,221,000                           --                  19,221,000
                                                                -----------                  -----------                 -----------
  ENERGY EQUIPMENT & SERVICES .1%
  Sunoco Inc. ................................             --            --         17,500       528,281        17,500       528,281
                                                                -----------                  -----------                 -----------
  ENERGY SOURCES 4.3%
a Consol Energy ..............................        584,000     7,008,000             --            --       584,000     7,008,000
a Ranger Oil Ltd. ............................      1,153,490     5,695,357             --            --     1,153,490     5,695,357
a Rao Gazprom, Reg S, ADR ....................             --            --         14,201       160,116        14,201       160,116
a Renaissance Energy Ltd. ....................        549,350     7,432,272             --            --       549,350     7,432,272
  MOL Magyar Olay-Es Gazipari RT,
   GDS 144A ..................................             --            --         12,107       289,963        12,107       289,963
  Shell Transport & Trading Co. PLC ..........      1,525,600    11,428,413      1,525,600    11,428,413
  Societe Elf Aquitaine SA, Br ...............             --            --          1,805       264,877         1,805       264,877
                                                                -----------                  -----------                 -----------
                                                                 31,564,042                      714,956                  32,278,998
                                                                -----------                  -----------                 -----------
  FINANCIAL SERVICES 5.1%
  AXA SA .....................................         97,600    11,906,858         11,271     1,375,022       108,871    13,281,880
  ING Groep NV ...............................        222,100    12,024,595         13,432       727,215       235,532    12,751,810
  Nomura Securities Co. Ltd. .................      1,000,600    11,713,898             --            --     1,000,600    11,713,898
                                                                -----------                  -----------                 -----------
                                                                 35,645,351                    2,102,237                  37,747,588
                                                                -----------                  -----------                 -----------
  FOOD & HOUSEHOLD PRODUCTS .1%
  Archer-Daniels Midland Co. .................             --            --         29,547       456,132        29,547       456,132
                                                                -----------                  -----------                 -----------
  FOREST PRODUCTS & PAPER 1.5%
  Assidoman AB ...............................         90,000     1,761,468         90,000     1,761,468
  Cartiere Burgo SpA .........................             --            --         34,500       221,615        34,500       221,615
  Georgia Pacific Corp. ......................             --            --          5,000       236,875         5,000       236,875
  International Paper Co. ....................         50,000     2,525,000             --            --        50,000     2,525,000
  Mo Och Domsjoe AB, B .......................             --            --          9,575       222,989         9,575       222,989
  Stora Enso OYJ, R ..........................        225,000     2,413,117             --            --       225,000     2,413,117
  Stora Enso OYJ, R, fgn .....................        326,569     3,533,798             --            --       326,569     3,533,798
                                                                -----------                  -----------                 -----------
                                                                 10,233,383                      681,479                  10,914,862
                                                                -----------                  -----------                 -----------
  HEALTH & PERSONAL CARE 4.7%
  Medeva PLC .................................      4,572,675     7,495,952             --            --     4,572,675     7,495,952
  Ono Pharmaceutical Co Ltd. .................        247,000     8,427,875             --            --       247,000     8,427,875
  Rhone-Poulenc SA, A ........................        201,800     9,221,159          9,870       451,005       211,670     9,672,164
  Teva Pharmaceutical Industries
   Ltd., ADR .................................        197,200     9,662,800             --            --       197,200     9,662,800
                                                                -----------                  -----------                 -----------
                                                                 34,807,786                      451,005                  35,258,791
                                                                -----------                  -----------                 -----------
  INDUSTRIAL COMPONENTS .3%
  Goodyear Tire & Rubber Co. .................             --            --          3,600       211,725         3,600       211,725
  Madeco Manufacturera de Cobre
   SA, ADR ...................................        162,500     1,645,313         18,685       189,186       181,185     1,834,499
  Weir Group PLC .............................             --            --        123,370       517,266       123,370       517,266
                                                                -----------                  -----------                 -----------
                                                                  1,645,313                      918,177                   2,563,490
                                                                -----------                  -----------                 -----------
  INSURANCE 5.0%
  Ace Ltd. ...................................             --            --         25,200       711,900        25,200       711,900
  Aetna Inc. .................................         16,700     1,493,606          7,190       643,056        23,890     2,136,662
  Allstate Corp. .............................         80,000     2,870,000             --            --        80,000     2,870,000
  AXA China Region Ltd. ......................             --            --        489,000       390,754       489,000       390,754
  Partnerre Ltd. .............................             --            --         17,500       654,063        17,500       654,063
  Reinsurance Australia Corp. Ltd. ...........        829,055       691,428        375,684       313,319     1,204,739     1,004,747
      See accompanying notes to pro forma combining financial statements.
                                       72

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                                 VIP TEMPLETON
                                                                                                                  GLOBAL ASSET
                                                         TVP TEMPLETON              VIP TEMPLETON                ALLOCATION FUND
                                                     ASSET ALLOCATION FUND   GLOBAL ASSET ALLOCATION FUND       PRO FORMA COMBINED
                                                     -------------------------------------------------------------------------------
                                                      SHARES       VALUE           SHARES        VALUE         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INSURANCE (CONT.)
  Reliastar Financial Corp. ..................             --   $        --         18,310   $   801,063        18,310   $   801,063
  SCOR SA ....................................             --            --         18,000       892,853        18,000       892,853
  Torchmark Corp. ............................         90,000     3,071,250         22,400       764,400       112,400     3,835,650
  UNUM Corp. .................................             --            --         18,530     1,014,518        18,530     1,014,518
  Waddell & Reed Financial Inc., B ...........             --            --          5,485       148,095         5,485       148,095
  XL Capital Ltd., A .........................        179,400    10,136,100             --            --       179,400    10,136,100
  Zurich Allied AG ...........................         20,400    11,600,154          1,390       790,403        21,790    12,390,557
                                                                -----------                  -----------                 -----------
                                                                 29,862,538                    7,124,424                  36,986,962
                                                                -----------                  -----------                 -----------
  LEISURE & TOURISM .1%
  Mandarin Oriental International Ltd. .......             --            --        524,000       461,120       524,000       461,120
                                                                -----------                  -----------                 -----------
  MACHINERY & ENGINEERING .3%
  Invensys PLC ...............................             --            --        186,454       883,160       186,454       883,160
  Makita Corp. ...............................             --            --         59,000       667,308        59,000       667,308
  Mckechnie Group PLC ........................             --            --        101,800       779,041       101,800       779,041
                                                                -----------                  -----------                 -----------
                                                                         --                    2,329,509                   2,329,509
                                                                -----------                  -----------                 -----------
  MERCHANDISING 2.4%
  Best Denki Co. Ltd. ........................             --            --         24,000       190,549        24,000       190,549
  Dairy Farm International Holdings Ltd. .....      1,000,000     1,200,000      1,000,000     1,200,000
  David Jones Ltd. ...........................             --            --        345,909       338,857       345,909       338,857
  Marks & Spencer PLC ........................      1,232,600     7,110,930      1,232,600     7,110,930
  Matsuzakaya Co. Ltd. .......................             --            --        115,000       494,052       115,000       494,052
  Sears Roebuck & Co. ........................         42,000     1,871,625             --            --        42,000     1,871,625
  Storehouse .................................      3,079,116     6,624,938             --            --     3,079,116     6,624,938
                                                                -----------                  -----------                 -----------
                                                                 16,807,493                    1,023,458                  17,830,951
                                                                -----------                  -----------                 -----------
  METALS & MINING 1.8%
  Anglo American Platinum Corp. Ltd. .........             --           402          9,380           402         9,380
  British Steel PLC, ADR .....................        394,300    10,276,444             --            --       394,300    10,276,444
  Companhia Siderurgica Nacional Sid
   Nacional CSN ..............................             --            --     16,300,000       430,171    16,300,000       430,171
  Companhia Siderurgica Nacional Sid
   Nacional CSN, ADR .........................             --            --          7,700       202,125         7,700       202,125
  Elkem ASA, A ...............................             --            --         49,700       883,836        49,700       883,836
  Industrias Penoles SA ......................             --            --        168,200       490,321       168,200       490,321
  Pohang Iron & Steel Co. Ltd. ...............             --            --          6,690       834,046         6,690       834,046
                                                                -----------                  -----------                 -----------
                                                                 10,276,444                    2,849,879                  13,126,323
                                                                -----------                  -----------                 -----------
  MISC MATERIALS & COMMODITIES .6%
  Agrium Inc. ................................        517,000     4,556,063             --            --       517,000     4,556,063
                                                                -----------                  -----------                 -----------
  MULTI-INDUSTRY 3.5%
  Alfa SA de CV, A ...........................      1,150,000     4,807,528        127,251       531,968     1,277,251     5,339,496
  Broken Hill Proprietary Co. Ltd. ...........             --            --         75,894       879,100        75,894       879,100
  Cheung Kong Holdings Ltd. ..................        600,000     5,335,842         89,500       795,930       689,500     6,131,772
  Elementis PLC ..............................             --            --         82,194       136,683        82,194       136,683
  Hunting PLC ................................             --            --        261,410       607,767       261,410       607,767
  Hutchison Whampoa Ltd. .....................             --            --         79,000       715,280        79,000       715,280
  Pilkington PLC .............................             --            --        454,300       643,977       454,300       643,977
  Saab AB, B .................................             --            --         54,400       422,301        54,400       422,301
  Swire Pacific Ltd., A ......................      2,200,000    10,888,212             --            --     2,200,000    10,888,212
  Swire Pacific Ltd., B ......................             --                      945,000       706,419       945,000       706,419
                                                                -----------                  -----------                 -----------
                                                                 21,031,582                    5,439,425                  26,471,007
                                                                -----------                  -----------                 -----------
  REAL ESTATE .3%
  Highwoods Properties Inc. ..................             --            --         16,600       455,463        16,600       455,463
  Hon Kwok Land Investment Co. Ltd. ..........             --            --      1,226,456       126,458     1,226,456       126,458
  New World Development Co. Ltd. .............        303,543       909,590             --            --       303,543       909,590
  Rouse Co. ..................................             --            --         13,500       342,563        13,500       342,563
  Summit Properties Inc. .....................             --            --         15,000       296,250        15,000       296,250
  Union du Credit Bail Immobilier Unibail ....             --            --          2,500       319,944         2,500       319,944
                                                                -----------                  -----------                 -----------
                                                                    909,590                    1,540,678                   2,450,268
                                                                -----------                  -----------                 -----------
  RECREATION & OTHER CONSUMER GOODS .1%
  Yue Yuen Industrial (Holdings) Ltd. ........             --            --        190,140       438,661       190,140       438,661
                                                                -----------                  -----------                 -----------
      See accompanying notes to pro forma combining financial statements.

                                       73

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                                 VIP TEMPLETON
                                                                                                                  GLOBAL ASSET
                                                         TVP TEMPLETON              VIP TEMPLETON                ALLOCATION FUND
                                                     ASSET ALLOCATION FUND   GLOBAL ASSET ALLOCATION FUND       PRO FORMA COMBINED
                                                     -------------------------------------------------------------------------------
                                                      SHARES       VALUE           SHARES        VALUE         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TELECOMMUNICATIONS 9.7%
  AT&T Corp. .................................        181,500   $10,129,969             --   $        --       181,500   $10,129,969
a Cable & Wireless Optus Ltd., 144A ..........      2,768,640     6,304,025             --            --     2,768,640     6,304,025
  Hong Kong Telecommunications Ltd. ..........      2,588,400     6,722,164        291,700       757,555     2,880,100     7,479,719
a Korea Telecom Corp., ADR ...................         97,400     3,896,000             --            --        97,400     3,896,000
  Nippon Telegraph & Telephone Corp. .........            860    10,018,176             --            --           860    10,018,176
  PT Indosat, ADR ............................        159,400     3,108,300             --            --       159,400     3,108,300
a Rostelecom, ADR ............................             --            --         25,300       248,256        25,300       248,256
  Telecom Argentina Stet-France SA, ADR ......             --            --          4,000       107,000         4,000       107,000
a Telecom Italia SpA, di Risp ................      1,200,000     6,527,792             --            --     1,200,000     6,527,792
  Telefonica de Argentina SA, ADR ............        315,000     9,883,125             --            --       315,000     9,883,125
  Telefonica de Argentina SA, B, ADR .........         13,120       411,640         13,120       411,640
  Telefonica del Peru SA, ADR ................        131,800     1,993,475             --            --       131,800     1,993,475
  Telefonos de Mexico SA (Telmex), ADR .......        142,800    11,540,025             --            --       142,800    11,540,025
  Telefonos de Mexico SA (Telmex), L, ADR ....             --            --          6,709       542,171         6,709       542,171
  Telesp Celular Participacoes SA ............     22,228,000       120,494             --            --    22,228,000       120,494
  Telesp Participacoes SA ....................     22,228,000       289,059             --            --    22,228,000       289,059
                                                                -----------                  -----------                 -----------
                                                                 70,532,604                    2,066,622                  72,599,226
                                                                -----------                  -----------                 -----------
  TEXTILES & APPAREL .3%
a Fruit of the Loom Inc., A ..................        160,000     1,560,000         12,450       121,388       172,450     1,681,388
  Yizheng Chemical Fibre Co. Ltd., H .........             --            --      1,332,000       347,642     1,332,000       347,642
                                                                -----------                  -----------                 -----------
                                                                  1,560,000                      469,030                   2,029,030
                                                                -----------                  -----------                 -----------
  TRANSPORTATION 4.4%
  Air New Zealand Ltd., B ....................        274,000       566,251             --            --       274,000       566,251
  British Airways PLC ........................      1,808,900    12,502,800         71,020       490,878     1,879,920    12,993,678
a Fritz Cos. Inc. ............................        350,000     3,762,500             --            --       350,000     3,762,500
  Mayne Nickless Ltd., A .....................      1,730,400     5,921,477             --            --     1,730,400     5,921,477
  Peninsular & Oriental Steam
 Navigation Co. ..............................        580,000     8,726,238             --            --       580,000     8,726,238
  Singapore Airlines Ltd., fgn ...............        102,000       970,573        102,000       970,573
                                                                -----------                  -----------                 -----------
                                                                 31,479,266                    1,461,451                  32,940,717
                                                                -----------                  -----------                 -----------
  UTILITIES ELECTRICAL & GAS 5.9%
  Centrica PLC ...............................      2,880,000     6,775,322             --            --     2,880,000     6,775,322
  Endesa SA ..................................        122,000     2,601,794             --            --       122,000     2,601,794
  Endesa SA, ADR .............................         88,000     1,870,000             --            --        88,000     1,870,000
  Gener SA, ADR ..............................        287,050     5,095,138             --            --       287,050     5,095,138
  Hong Kong Electric Holdings Ltd. ...........      2,001,500     6,449,087        130,000       418,877     2,131,500     6,867,964
  Iberdrola SA, Br ...........................         85,000     1,294,679             --            --        85,000     1,294,679
  Korea Electric Power Corp. .................        196,000     8,144,795         19,280       801,182       215,280     8,945,977
  National Grid Group PLC ....................             --            --         79,730       554,536        79,730       554,536
  Veba AG ....................................        173,800    10,251,995             --            --       173,800    10,251,995
                                                                -----------                  -----------                 -----------
                                                                 42,482,810                    1,774,595                  44,257,405
                                                                -----------                  -----------                 -----------
  TOTAL COMMON STOCKS
   (COST $465,856,909) .......................                  511,152,503                   44,960,835                 556,113,338
                                                                -----------                  -----------                 -----------
  PREFERRED STOCKS 4.3%
  Banco Bradesco SA, pfd .....................    767,000,000     3,938,944    121,758,350       625,293   888,758,350     4,564,237
  Cia Energetica de Minas Gerais Cemig,
   ADR, pfd ..................................             --            --          9,178       193,825         9,178       193,825
  Cia Vale do Rio Doce, A, pfd ...............             --            --         13,400       266,088        13,400       266,088
  Cia Vale do Rio Doce, A, ADR, pfd ..........        371,400     7,375,019         15,100       299,846       386,500     7,674,865
  Coteminas Cia Tecidos Norte
   de Minas, pfd .............................             --            --        599,000        50,586       599,000        50,586
  Embratel Participacoes SA, ADR, pfd ........        121,000     1,678,875             --            --       121,000     1,678,875
a Empresa Nacional de Comercio Redito
   Participacoes, pfd ........................             --            --        275,000           237       275,000           237
  Moebel Walther AG, pfd .....................        119,092     1,848,339             --            --       119,092     1,848,339
  News Corp. Ltd., pfd .......................        850,000     6,475,708             --            --       850,000     6,475,708
  Petroleo Brasileiro SA, pfd ................     36,000,000     5,649,073             --            --    36,000,000     5,649,073
  Telesp Celular Participacoes SA, pfd .......     40,981,336       434,952             --            --    40,981,336       434,952

      See accompanying notes to pro forma combining financial statements.

                                       74

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                                 VIP TEMPLETON
                                                                                                                  GLOBAL ASSET
                                                         TVP TEMPLETON              VIP TEMPLETON                ALLOCATION FUND
                                                     ASSET ALLOCATION FUND   GLOBAL ASSET ALLOCATION FUND       PRO FORMA COMBINED
                                                     -------------------------------------------------------------------------------
                                                      SHARES       VALUE           SHARES        VALUE         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS (CONT.)
  Telesp Participacoes SA, ADR, pfd ..........        110,000   $ 2,516,250                                    110,000   $ 2,516,250
  Telesp Participacoes SA, pfd ...............     40,981,336       970,457                                 40,981,336       970,457
                                                                -----------                  -----------                 -----------
  TOTAL PREFERRED STOCKS
   (COST $37,947,109) ........................                   30,887,617                  $ 1,435,875                  32,323,492
                                                                -----------                  -----------                 -----------
                                                  PRINCIPAL                    PRINCIPAL                     PRINCIPAL
                                                    AMOUNT*                      AMOUNT*                       AMOUNT*
                                                 ------------                 -------------                 ------------
 BONDS 12.8%
  Australian Government, 10.00%,
   10/15/07 ..................................      4,184,000 AUD 3,435,239                                  4,184,000 AUD 3,435,239
  Buoni Poliennali del Tesoro, 10.50%,
   7/15/00 ...................................             --            --       581,013 EUR    643,626       581,013 EUR   643,626
  Essar Steel Ltd., Reg S, FRN, 7.635%,
   7/20/99 ...................................        445,000       300,375            --             --       445,000       300,375
  Fannie Mae, 5.25%, 1/15/09 .................             --            --       495,000        452,862       495,000       452,862
  Federal Republic of Germany,
 Series 118, 5.25%, 2/21/01 ..................        710,696 EUR   756,986       613,550 EUR    653,513     1,324,246 EUR 1,410,499
  Government of Australia, 10.00%,
 10/15/07 ....................................             --            --       988,000 AUD    811,189       988,000 AUD   811,189
  Government of Canada:
  7.00%, 12/01/06 ............................      1,140,000 CAD   849,528       470,000 CAD    350,244     1,610,000 CAD 1,199,772
  6.00%, 6/01/08 .............................      2,812,000 CAD 1,990,881            --             --     2,812,000 CAD 1,990,881
  Government of France, 6.50%,
   10/25/06 ..................................      6,309,000 EUR 7,410,489            --             --     6,309,000 EUR 7,410,489
  Government of Italy:
  cvt., 5.00%, 6/28/01 .......................             --            --       640,000      1,056,000       640,000     1,056,000
  7.75%, 11/01/06 ............................      5,685,153 EUR 7,037,113       723,038 EUR    894,981     6,408,191 EUR 7,932,094
  Government of Netherlands, 5.75%,
   2/15/07 ...................................      3,484,000 EUR 3,895,383            --             --     3,484,000 EUR 3,895,383
  Government of New Zealand, 7.00%,
   7/15/09 ...................................      3,614,000 NZD 1,983,362       540,000 NZD    296,352     4,154,000 NZD 2,279,714
  Government of Spain, 7.35%, 3/31/07 ........      3,201,000 EUR 3,891,078            --             --     3,201,000 EUR 3,891,078
  Hypothekenbank In Essen AG, Series 502,
   5.25%, 1/22/08 ............................      4,834,265 EUR 5,145,847     1,242,439 EUR  1,322,518     6,076,704 EUR 6,468,365
  Kingdom of Belgium, 6.25%, 3/28/07 .........      3,968,208 EUR 4,539,070       677,989 EUR    775,524     4,646,197 EUR 5,314,594
  Kingdom of Denmark, 7.00%, 11/15/07 ........     17,701,000 DKK 2,838,633     2,867,000 DKK    459,768    20,568,000 DKK 3,298,401
  Kingdom of Sweden, 6.00%, 2/09/05 ..........     22,400,000 SEK 2,802,898     5,500,000 SEK    688,212    27,900,000 SEK 3,491,110
  Protexa Construcciones SA de CV,
   144A, 12.125%, 7/24/02 ....................             --            --       100,000         80,500       100,000        80,500
  PT Indah Kiat Finance Mauritius Ltd.,
   10.00%, 7/01/07 ...........................             --            --       300,000        204,000       300,000       204,000
  Republic of Argentina:
  10.95%, 11/01/99 ...........................      1,025,000     1,035,250     1,025,000      1,035,250
  Reg S, 11.75%, 2/12/07 .....................             --            --      100,000 ARS      80,383       100,000 ARS    80,383
  Republic of Ecuador:
  Reg S, 11.25%, 4/25/02 .....................             --            --       450,000        280,125       450,000       280,125
  144A, 11.25%, 4/25/02 ......................             --            --       275,000        171,188       275,000       171,188
  Republic of Panama, 8.875%, 9/30/27 ........        960,000       796,800            --             --       960,000       796,800
  Republic of Peru, FRN, 4.50%, 3/07/17 ......      1,560,000       962,333            --             --     1,560,000       962,333
  Republic of Turkey, 12.375%, 6/15/09 .......      1,130,000     1,121,525        35,000         34,738     1,165,000     1,156,263
  Republic of Venezuela:
  144A, 9.125%, 6/18/07 ......................      1,540,000     1,170,400       100,000         76,000     1,640,000     1,246,400
  Reg S, 9.125%, 6/18/07 .....................             --            --       600,000        456,000       600,000       456,000
  SEI Holdings IX Inc., 144A, 11.00%,
   11/30/00 ..................................             --            --       170,000        176,800       170,000       176,800
  Treuhandanstalt, 7.50%, 9/09/04 ............        511,292 EUR   610,682            --             --       511,292       610,682
  U.S. Treasury Notes:
  8.50%, 2/15/00 .............................             --            --       880,000        898,150       880,000       898,150
  6.25%, 8/31/00 .............................             --            --     1,010,000      1,019,469     1,010,000     1,019,469
  4.50%, 1/31/01 .............................      5,890,000     5,803,494     2,000,000      1,970,626     7,890,000     7,774,120
  7.25%, 8/15/04 .............................             --            --       576,000        612,000       576,000       612,000
  5.25%, 11/15/28 ............................      5,000,000     4,426,565     2,000,000      1,770,626     7,000,000     6,197,191

      See accompanying notes to pro forma combining financial statements.

                                       75

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                                 VIP TEMPLETON
                                                                                                                  GLOBAL ASSET
                                                         TVP TEMPLETON              VIP TEMPLETON                ALLOCATION FUND
                                                     ASSET ALLOCATION FUND   GLOBAL ASSET ALLOCATION FUND       PRO FORMA COMBINED
                                                     -------------------------------------------------------------------------------
                                                    PRINCIPAL                     PRINCIPAL                   PRINCIPAL
                                                     AMOUNT*       VALUE           AMOUNT*       VALUE         AMOUNT*       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  United Kingdom:
  6.50%, 12/07/03 ............................             --   $        --       880,000 GBP $1,476,284       880,000 GBP$1,476,284
  7.50%, 12/07/06 ............................      3,685,000 GBP 6,549,033       280,000 GBP    497,620     3,965,000 GBP 7,046,653
  United Mexican States:
  9.75%, 2/06/01 .............................      2,895,000     3,017,314       620,000        646,195     3,515,000     3,663,509
  11.375%, 9/15/16 ...........................             --            --       430,000        462,465       430,000       462,465
  6.25%, 12/31/19 ............................      5,050,000     3,743,313     5,050,000      3,743,313
  11.50%, 5/15/26 ............................             --            --       220,000        245,843       220,000       245,843
                                                                -----------                 ------------                 -----------
  TOTAL BONDS (COST $118,784,832) ............                   76,113,591                   19,563,801                  95,677,392
                                                                -----------                 ------------                 -----------
  SHORT TERM INVESTMENTS 6.6%
  Chase Securities Inc., 5.00%, 6/30/99,
   Time Deposit ..............................     19,226,000    19,226,000                                 19,226,000    19,226,000
  Fannie Mae, 4.85%, 7/19/99 .................     10,000,000     9,975,950                                 10,000,000     9,975,950
  Sallie Mae, 4.85%, 7/19/99 .................     10,000,000    10,000,000                                 10,000,000    10,000,000
  U.S. Treasury Bills, 4.48% to 4.72% with
   maturities to 10/21/99 ....................     10,195,000    10,114,323                                 10,195,000    10,114,323
                                                                -----------                 ------------                 -----------
  TOTAL SHORT TERM INVESTMENTS
   (COST $30,085,569) ........................                   49,316,273                          --                   49,316,273
                                                                -----------                 ------------                 -----------
  TOTAL INVESTMENTS BEFORE REPURCHASE
   AGREEMENTS (COST $652,674,419) ............                  667,469,984                   65,960,511                 733,430,495
                                                                -----------                 ------------                 -----------
g REPURCHASE AGREEMENTS .6%
  CIBC Oppenheimer Corp., 4.80%, 7/01/99
 (Maturity Value $2,100,280)
  Collateralized by U.S. Treasury Notes
   and Bonds .................................             --            --     2,100,000      2,100,000     2,100,000     2,100,000
  Deutsche Bank AG, 4.75%, 7/01/99
 (Maturity Value $2,120,280)
  Collateralized by U.S. Treasury Notes
   and Bonds .................................             --            --     2,120,000      2,120,000     2,120,000     2,120,000
                                                                -----------                 ------------                 -----------
  TOTAL REPURCHASE AGREEMENTS
   (COST $4,220,000) .........................                           --                    4,220,000                   4,220,000
                                                                -----------                 ------------                 -----------
  TOTAL INVESTMENTS
   (COST $656,894,419) 98.8% .................                  667,469,984                   70,180,511                 737,650,495
  NET EQUITY IN FORWARD CONTRACTS ............                       21,151                        5,130                      26,281
  OTHER ASSETS, LESS LIABILITIES 1.2% ........                    8,890,544                      410,604                   9,301,148
                                                                -----------                 ------------                 -----------
  TOTAL NET ASSETS 100.0% ....................                 $676,381,679                 $ 70,596,245                $746,977,924
                                                                ===========                 ============                ============

Currency Abbreviations:
ARS    - Argentine Peso
AUD    - Australian Dollar
AD     - Canadian Dollar
DKK    - Danish Krone
EUR    - European Unit
GBP    - British Pound
NZD    - New Zealand Dollar
SEK    - Swedish Krone

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                                                                      VIP TEMPLETON
                                                                                                                       GLOBAL ASSET
                                                                               TVP TEMPLETON     VIP TEMPLETON       ALLOCATION FUND
                                                                             ASSET ALLOCATION     GLOBAL ASSET         PRO FORMA
                                                                                  FUND           ALLOCATION FUND        COMBINED
                                                                             -------------------------------------------------------
Assets:
 Investments in securities:
Cost ..............................................................          $588,682,040          $63,992,379          $652,674,419
                                                                             -------------------------------------------------------
Value .............................................................           667,469,984           65,960,511           733,430,495
 Repurchase Agreements, at value and cost .........................                    --            4,220,000             4,220,000
 Cash .............................................................             1,703,578                  561             1,704,139
 Receivables:
Investment securities sold ........................................             3,339,306                   --             3,339,306
Capital shares sold ...............................................               137,846                   50               137,896
Dividends and interest ............................................             4,788,533              533,811             5,322,344
 Unrealized gain on forward exchange contracts ....................                21,151                5,130                26,281
                                                                             -------------------------------------------------------
Total assets ......................................................           677,460,398           70,720,063           748,180,461
                                                                             -------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ...................................                    --               24,462                24,462
Capital shares redeemed ...........................................               401,778               46,386               448,164
Affiliates ........................................................               390,348                   --               390,348
 Deffered tax liability ...........................................                36,995                   --                36,995
 Other liabilities ................................................               249,598               52,970               302,568
                                                                             -------------------------------------------------------
Total liabilities .................................................             1,078,719              123,818             1,202,537
                                                                             -------------------------------------------------------
 Net assets, at value .............................................          $676,381,679          $70,596,245          $746,977,924
                                                                             =======================================================
CLASS 1:
 Net assets, at value .............................................          $660,891,561          $70,553,184          $731,444,745
                                                                             =======================================================
 Shares outstanding** .............................................            31,309,340            5,297,517            54,914,001
                                                                             =======================================================
 Net asset value and offering price per share .....................          $      21.11          $     13.32          $      13.32
                                                                             =======================================================
CLASS 2:
 Net assets, at value .............................................          $ 15,490,118          $    43,061          $ 15,533,179
                                                                             =======================================================
 Shares outstanding** .............................................               735,922                3,239             1,168,786
                                                                             =======================================================
 Net asset value and offering price per share .....................          $      21.05          $     13.29          $      13.29
                                                                             =======================================================

** See note 2 in the accompanying notes to pro forma combining financial statements.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                                       VIP TEMPLETON
                                                                                                                        GLOBAL ASSET
                                                                            TVP TEMPLETON    VIP TEMPLETON           ALLOCATION FUND
                                                                          ASSET ALLOCATION   GLOBAL ASSET    PRO FORMA    PRO FORMA
                                                                                FUND       ALLOCATION FUND   ADJUSTMENTS  COMBINED
                                                                         ----------------------------------------------------------
Investment income:+
 Dividends ............................................................  $  9,590,810    $   830,102                   $ 10,420,912
 Interest .............................................................     2,307,725        831,921                      3,139,646
                                                                         ----------------------------------------------------------
Total investment income ...............................................    11,898,535      1,662,023              --     13,560,558
                                                                         ----------------------------------------------------------
Expenses:
 Management fees ......................................................     2,051,486        237,031         (23,704)a    2,264,813
 Administrative fees ..................................................       328,996         54,699         128,803 b      512,498
 Distribution fees - Class 2 ..........................................        18,750             30              (9)c       18,771
 Custodian fees .......................................................       103,500             --                        103,500
 Reports to shareholders ..............................................            --          7,200                          7,200
 Professional fees ....................................................        20,900          1,900                         22,800
 Other ................................................................         1,192            379                          1,571
                                                                         ----------------------------------------------------------
Total expenses ........................................................     2,524,824        301,239         105,090      2,931,153
                                                                         ----------------------------------------------------------
Net investment income .................................................     9,373,711      1,360,784        (105,090)    10,629,405
                                                                         ----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments ...........................................................    68,059,983     (1,148,042)                    66,911,941
Foreign currency transactions .........................................      (511,527)       (32,423)                      (543,950)
                                                                         ----------------------------------------------------------
Net realized gain (loss) ..............................................    67,548,456     (1,180,465)             --     66,367,991
 Net unrealized appreciation (depreciation) on:
Investments ...........................................................    (5,777,410)     3,153,775                     (2,623,635)
Deferred taxes ........................................................       (36,995)            --                        (36,995)
Translation of assets and liabilities denominated in foreign currencies       (17,098)        (5,174)                       (22,272)
                                                                         ----------------------------------------------------------
Net unrealized gain (loss) ............................................    (5,831,503)     3,148,601                     (2,682,902)
                                                                         ----------------------------------------------------------
Net realized and unrealized gain ......................................    61,716,953      1,968,136              --     63,685,089
                                                                         ----------------------------------------------------------
Net increase in net assets resulting from operations ..................  $ 71,090,664    $ 3,328,920    $   (105,090)   $74,314,494
                                                                         ==========================================================

a Pro Forma adjustment for difference in Management fee schedule. The combined entity will appoint a new advisor, Templeton Global Advisor Limited will adopt the following management fee structure.
Mgmt
First     $200,000,000    0.75%
Next    $1,100,000,000    0.675%
Over    $1,300,000,000    0.600%

b Pro Forma adjustment for difference in Administrative fee schedule. The combined entity will adopt the following administrative fee structure.
Admin
First     $200,000,000    0.150%
Next      $500,000,000    0.135%
Next      $500,000,000    0.100%
Over    $1,200,000,000    0.075%

c Pro Forma adjustment for difference in 12B-1 agreement. The 12B-1 fee rate reflected in the Pro Forma Combined is 0.25% of the average net assets.


+ Net of foreign taxes of $896,270 and $81,106 for TVPSF Templeton Asset Allocation Fund and FVF Templeton Global Asset Allocation Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                      VIP TEMPLETON
                                                                                                                      GLOBAL ASSET
                                                                            TVP TEMPLETON   VIP TEMPLETON            ALLOCATION FUND
                                                                          ASSET ALLOCATION  GLOBAL ASSET    PRO FORMA    PRO FORMA
                                                                              FUND        ALLOCATION FUND  ADJUSTMENTS   COMBINED
                                                                          ---------------------------------------------------------
Investment income:+
 Dividends ...........................................................    $ 16,501,479     $ 2,000,965     $     --    $ 18,502,444
 Interest ............................................................      10,800,065       2,647,941           --      13,448,006
                                                                          ---------------------------------------------------------
      Total investment income ........................................      27,301,544       4,648,906           --      31,950,450
                                                                          ---------------------------------------------------------
Expenses:
 Management fees .....................................................       4,500,289         585,747     (58,575)a      5,027,461
 Administrative fees .................................................         715,727         135,172     261,274 b      1,112,173
 Distribution fees - Class 2 .........................................          32,593              --           --          32,593
 Transfer agent fees .................................................              --              --           --              --
 Custodian fees ......................................................         330,000          22,000           --         352,000
 Reports to shareholders .............................................         201,000          10,200           --         211,200
 Registration and filing fees ........................................              --              --           --              --
 Professional fees ...................................................          36,900           4,200           --          41,100
 Trustees' fees and expenses .........................................          19,000             700           --          19,700
 Other ...............................................................          10,552             654           --          11,206
                                                                          ---------------------------------------------------------
      Total expenses .................................................       5,846,061         758,673      202,699       6,807,433
      Expenses waived/paid by affiliate ..............................              --              --           --              --
                                                                          ---------------------------------------------------------
       Net expenses ..................................................       5,846,061         758,673      202,699       6,807,433
                                                                          ---------------------------------------------------------
        Net investment income (loss) .................................      21,455,483       3,890,233      202,699      25,143,017
                                                                          ---------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................      82,526,902       3,090,420           --      85,617,322
  Foreign currency transactions ......................................      (3,778,566)       (372,191)          --      (4,150,757)
                                                                          ---------------------------------------------------------
       Net realized gain .............................................      78,748,336       2,718,229           --      81,466,565
Net unrealized appreciation (depreciation) on:
 Investments .........................................................     (55,891,009)     (7,245,483)          --     (63,136,492)
 Deferred taxes ......................................................              --              --           --              --
 Translation of assets and liabilities denominated
  in foreign currencies ..............................................        (649,958)       (100,044)          --        (750,002)
                                                                          ---------------------------------------------------------
       Net unrealized gain ...........................................     (56,540,967)     (7,345,527)          --     (63,886,494)
                                                                          ---------------------------------------------------------
Net realized and unrealized gain .....................................      22,207,369      (4,627,298)          --      17,580,071
                                                                          ---------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......    $ 43,662,852     $  (737,065)    $202,699    $ 42,723,088
                                                                          =========================================================

a Pro Forma adjustment for difference in Management fee schedule. The combined entity will appoint a new advisor, Templeton Global Advisor Limited and will adopt the following fee structure.
Mgmt
First     $ 200,000,000    0.750%
Next     $1,100,000,000    0.675%
Over     $1,300,000,000    0.600%

b Pro Forma adjustment for difference in Administrative fee schedule. The combined entity will adopt the following management fee structure.

Admin
First    $  200,000,000    0.150%
Next     $  500,000,000    0.135%
Next     $  500,000,000    0.100%
Over     $1,200,000,000    0.0750%

+ Net of foreign taxes of $1,825,334 and $183,011 for TVP Templeton Asset Allocation Fund and VIP Templeton Global Asset Allocation Fund, respectively.

      See accompanying notes to pro forma combining financial statements.

TVP TEMPLETON ASSET ALLOCATION FUND
VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF  COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Variable Products Series Fund Templeton International Fund("TVP Templeton International Fund"), the Franklin Templeton Variable Insurance Products Trust Templeton International Equity Fund ("VIP Templeton International Equity Fund") will acquire all the net assets of the TVP Templeton International Class 1 and 2 in exchange for the Classes 1 and 2 shares, respectively, shares of VIP Templeton International Equity Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies and TVP Templeton International will be the accounting survivor. The pro forma combining Statement of Assets and Liabilities reflects the financial position of TVP Templeton International June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the TVP Templeton International and VIP Templeton International Equity for the period Jan uary 1, 1999 to June 30, 1999 as though the merger occurred on Jan uary 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2. CAPITAL SHARES:

The number of Class 1 and 2 shares issued was calculated by dividing the Class 1 and 2 net assets of the TVP Templeton International at June 30, 1999 by the Class 1 and 2 net asset value per share of the VIP Templeton International Equity, respectively at June 30, 1999.

Dear Policy Owner:

It is a pleasure to bring you the annual report for Allianz ValueLife, a variable universal life product, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Allianz ValueLife. This rating confirms the company's financial soundness and its ability to meet its obligations to policy holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows each portfolio's change in unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Allianz ValueLife will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term estate planning and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

/s/ Lowell C. Anderson

Sincerely,

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America





*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

ALLIANZ VALUELIFE
Change in Unit Prices

                                                                                                            % CHANGE
                                                                  UNIT PRICE*        UNIT PRICE*         IN UNIT PRICE*
SUBACCOUNT NAME                                                    12/31/97           12/31/98        12/31/97 TO 12/31/98
--------------------------------------------------------------------------------------------------------------------------
Global Utilities Securities**                                       $31.22            $34.46                +10.36%

Growth and Income                                                   $39.80            $42.80                 +7.52%

High Income                                                         $24.57            $24.61                 +0.17%

Income Securities                                                   $25.27            $25.50                 +0.88%

Money Market                                                        $16.24            $16.96                 +4.43%

Mutual Shares Securities                                            $12.08            $12.00                 -0.66%

Natural Resources Securities                                        $12.63            $ 9.35                -25.94%

Real Estate Securities                                              $33.03            $27.27                -17.44%

Rising Dividends                                                    $20.85            $22.13                 +6.12%

Small Cap                                                           $15.16            $14.90                 -1.72%

Templeton Developing Markets Equity                                 $10.23            $ 7.96                -22.20%

Templeton Global Asset Allocation                                   $14.03            $13.92                 -0.79%

Templeton Global Growth                                             $15.01            $16.24                 +8.16%

Templeton Global Income Securities                                  $16.99            $18.05                 +6.28%

Templeton International Equity                                      $18.40            $19.28                 +4.77%

Templeton Pacific Growth                                            $ 9.80            $ 8.45                -13.78%

U.S. Government Securities                                          $22.28            $23.75                 +6.64%

The unit price is the subaccount net asset value, less any daily charges including an annual asset charge of 0.75% and portfolio charges, divided by the number of outstanding units at the end of the valuation period.

THE UNIT PRICE DOES NOT CONTAIN CERTAIN CHARGES, INCLUDING THE 15-YEAR SURRENDER CHARGES (EQUAL TO THE DEFERRED ADMINISTRATIVE CHARGE PLUS THE DEFERRED SALES
LOAD) AND THE COST OF INSURANCE, DEDUCTED FROM THE POLICY ACCOUNT OR FROM PREMIUM PAYMENTS. THESE CHARGES AND DEDUCTIONS CAN HAVE A SIGNIFICANT EFFECT ON POLICY ACCOUNT, INSURANCE BENEFIT, AND CASH SURRENDER VALUES. SEE THE POLICY PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE CHARGES, INCLUDING APPLICABLE SALES CHARGES.

All unit prices were $10.00 at inception. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future. This information is for policy owners only and may not be used as sales literature.













*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.
**Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Templeton(R) Valuemark(R) Income Plus (VIP), an immediate variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues VIP. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Templeton Valuemark Income Plus will continue to be an appropriate vehicle for investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America






*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) IV, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America (in New York, Preferred Life Insurance Company of New York), which issues Franklin Valuemark IV. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life and Preferred Life have also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark IV will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson                         /s/ Ronald L. Wobbeking

Lowell C. Anderson                             Ronald L. Wobbeking
Chairman of the Board                          Chairman of the Board
Allianz Life Insurance Company                 Preferred Life Insurance Company
of North America                               of New York


*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK IV
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges


                                                                                                                       PREFERRED
                                                                                                                          LIFE
                                                               ALLIANZ LIFE SUBACCOUNT                                 SUBACCOUNT
                               --------------------------------------------------------------------------------------------------
                               UNIT PRICE                                     SINCE       INCEPTION         SINCE      INCEPTION
SUBACCOUNT NAME                ON 12/31/98      1-YEAR         5-YEAR       INCEPTION       DATE          INCEPTION      DATE
---------------------------------------------------------------------------------------------------------------------------------
Capital Growth                   $15.54         +12.41%        --             +16.39%      05/01/96        +16.15%      06/10/96

Global Health Care
  Securities(1)                  $10.60         --             --              -0.06%      05/01/98         +7.33%      08/17/98

Global Utilities
  Securities(2)                  $28.08          +3.44%         +9.69%        +10.89%      01/24/89        +10.77%      09/06/91

Growth & Income                  $25.99          +0.63%        +13.31%        +10.02%      01/24/89        +12.33%      09/06/91

High Income                      $21.02          -6.67%         +6.24%         +7.69%      01/24/89         +9.14%      09/06/91

Income Securities                $24.90          -5.96%         +6.50%         +9.55%      01/24/89         +9.45%      09/06/91

Money Market(1)                  $14.26          -2.44%         +2.79%         +3.55%      01/24/89         +2.76%      09/06/91

Mutual Discovery
  Securities                     $11.20         -12.50%        --              +3.05%      11/08/96         +2.52%      12/02/96

Mutual Shares Securities         $11.81          -7.49%        --              +5.75%      11/08/96         +5.35%      12/02/96

Natural Resources
  Securities                     $ 8.43         -32.58%        -11.34%         -1.79%      01/24/89         -2.93%      09/06/91

Real Estate Securities           $22.90         -24.15%         +7.82%         +8.62%      01/24/89        +10.79%      09/06/91

Rising Dividends                 $21.03          -0.76%        +14.86%        +11.11%      01/27/92        +11.33%      03/10/92

Small Cap                        $14.56          -8.54%        --             +11.44%      11/01/95         +4.15%      06/10/96

Templeton Developing
  Markets Equity                 $ 7.96         -28.87%        --              -5.62%      03/15/94         -5.72%      04/25/94

Templeton Global Asset
  Allocation                     $13.54          -7.62%        --              +7.59%      05/01/95         +7.15%      08/04/95

Templeton Global Growth          $16.24          +1.26%        --             +10.06%      03/15/94        +10.35%      04/25/94

Templeton Global Income
  Securities                     $17.75          -0.60%         +3.32%         +5.87%      01/24/89         +5.08%      09/06/91

Templeton International
  Equity                         $18.32          -2.10%         +7.88%         +8.90%      01/27/92         +9.08%      03/10/92

Templeton International
  Smaller Companies              $ 9.34          -19.67%       --              -4.65%      05/01/96         -5.53%      06/10/96

Templeton Pacific Growth         $ 8.03         -20.52%        -12.01%         -3.51%      01/27/92         -3.55%      03/10/92

U.S. Government Securities       $18.85          -0.25%         +4.53%         +6.60%      03/14/89         +6.26%      09/06/91

Value Securities(1)              $ 7.71         --             --             -28.97%      05/01/98         -8.66%      08/17/98

Zero Coupon - 2000(1)            $20.50          -0.19%         +3.58%         +7.53%      03/14/89         +7.21%      09/06/91

Zero Coupon - 2005(1)            $24.79          +4.77%         +6.01%         +9.63%      03/14/89         +9.91%      09/06/91

Zero Coupon - 2010(1)            $27.67          +6.65%         +8.32%        +10.87%      03/14/89        +12.03%      09/06/91

Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Figures are based on subaccount performance; Franklin Valuemark IV was first available February 3, 1997. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 6% to 0% over seven full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts of Allianz Life Insurance Company of North America ("Allianz Life") and its subsidiary Preferred Life Insurance Company of New York ("Preferred Life"). The Allianz Life and Preferred Life subaccounts are identical except for subaccount inception dates. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.

1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) III, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Franklin Valuemark III. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows standardized average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark III will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America




*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK III
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges

                                                SUBACCOUNT
                                                INCEPTION                                          SINCE         UNIT PRICE
SUBACCOUNT NAME                                   DATE          1-YEAR         5-YEAR             INCEPTION      ON 12/31/98
----------------------------------------------------------------------------------------------------------------------------
Capital Growth                                  05/01/96       +13.42%            --               +17.33%          $15.57

Global Health Care Securities(1)                05/01/98           --             --                +0.90%          $10.61

Global Utilities Securities(2)                  01/24/89        +4.44%        +10.18%              +10.98%          $28.31

Growth & Income                                 01/24/89        +1.63%        +13.78%              +10.11%          $26.23

High Income                                     01/24/89        -5.68%         +6.81%               +7.78%          $21.21

Income Securities                               01/24/89        -4.97%         +7.07%               +9.65%          $25.12

Money Market(1)                                 01/24/89        -1.44%         +3.42%               +3.64%          $14.39

Mutual Discovery Securities                     11/08/96       -11.52%        --                    +4.44%          $11.23

Mutual Shares Securities                        11/08/96        -6.50%        --                    +7.11%          $11.84

Natural Resources Securities                    01/24/89       -31.62%        -10.30%               -1.70%          $ 8.51

Real Estate Securities                          01/24/89       -23.17%        +8.36%                +8.72%          $23.11

Rising Dividends                                01/27/92        +0.24%        +15.31%               +11.34%         $21.17

Small Cap                                       11/01/95        -7.56%        --                    +12.30%         $14.60

Templeton Developing Markets Equity             03/15/94       -27.90%        --                    -4.76%          $ 7.99

Templeton Global Asset Allocation               05/01/95        -6.63%        --                    +8.36%          $13.59

Templeton Global Growth                         03/15/94        +2.26%        --                    +10.59%         $16.31

Templeton Global Income Securities              01/24/89        +0.39%         +3.94%               +5.96%          $17.91

Templeton International Equity                  01/27/92        -1.11%         +8.42%               +9.15%          $18.44

Templeton International Smaller
  Companies                                     05/01/96       -18.69%        --                    -3.40%          $ 9.36

Templeton Pacific Growth                        01/27/92       -19.54%        -10.94%               -3.12%          $ 8.08

U.S. Government Securities                      03/14/89        +0.75%         +5.13%               +6.70%          $19.01

Value Securities(1)                             05/01/98       --             --                    -28.03%         $ 7.72

Zero Coupon - 2000(1)                           03/14/89        +0.81%         +4.19%               +7.63%          $20.68

Zero Coupon - 2005(1)                           03/14/89        +5.77%         +6.58%               +9.73%          $25.00

Zero Coupon - 2010(1)                           03/14/89        +7.66%         +8.86%               +10.98%         $27.92

Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Figures are based on subaccount performance; Franklin Valuemark III was first available January 1, 1994. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 6% to 0% over five full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.





1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) II, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America (in New York, Preferred Life Insurance Company of New York), which issues Franklin Valuemark II. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life and Preferred Life have also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark II will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.



Sincerely,

/s/ Lowell C. Anderson                         /s/ Ronald L. Wobbeking

Lowell C. Anderson                             Ronald L. Wobbeking
Chairman of the Board                          Chairman of the Board
Allianz Life Insurance Company                 Preferred Life Insurance Company
of North America                               of New York


*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK II
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges


                                                                   ALLIANZ LIFE SUBACCOUNT
                                            UNIT PRICE                                        SINCE         INCEPTION
SUBACCOUNT NAME                             ON 12/31/98       1-YEAR          5-YEAR        INCEPTION          DATE
-----------------------------------------------------------------------------------------------------------------------
Capital Growth                                 $15.57        +14.27%             --          +17.33%          05/01/96

Global Health Care Securities(1)               $10.61            --              --           +1.75%          05/01/98

Global Utilities Securities(2)                 $28.31         +5.29%         +10.18%         +10.98%          01/24/89

Growth & Income                                $26.23         +2.48%         +13.78%         +10.11%          01/24/89

High Income                                    $21.21         -4.83%          +6.81%          +7.78%          01/24/89

Income Securities                              $25.12         -4.12%          +7.07%          +9.65%          01/24/89

Money Market(1)                                $14.39         -0.59%          +3.42%          +3.64%          01/24/89

Mutual Discovery Securities                    $11.23        -10.67%             --           +4.44%          11/08/96

Mutual Shares Securities                       $11.84         -5.65%             --           +7.11%          11/08/96

Natural Resources Securities                   $ 8.51        -30.77%         -10.30%          -1.70%          01/24/89

Real Estate Securities                         $23.11        -22.32%          +8.36%          +8.72%          01/24/89

Rising Dividends                               $21.17         +1.09%         +15.31%         +11.34%          01/27/92

Small Cap                                      $14.60         -6.71%             --          +12.30%          11/01/95

Templeton Developing Markets Equity            $ 7.99        -27.05%             --           -4.76%          03/15/94

Templeton Global Asset Allocation              $13.59         -5.78%             --           +8.36%          05/01/95

Templeton Global Growth                        $16.31         +3.11%             --          +10.59%          03/15/94

Templeton Global Income Securities             $17.91         +1.24%          +3.94%          +5.96%          01/24/89

Templeton International Equity                 $18.44         -0.26%          +8.42%          +9.15%          01/27/92

Templeton International Smaller
  Companies                                    $ 9.36       -17.84%              --           -3.40%          05/01/96

Templeton Pacific Growth                       $ 8.08        -18.69%         -10.94%          -3.12%          01/27/92

U.S. Government Securities                     $19.01         +1.60%          +5.13%          +6.70%          03/14/89

Value Securities(1)                            $ 7.72            --              --          -27.18%          05/01/98

Zero Coupon - 2000(1)                          $20.68         +1.66%          +4.19%          +7.63%          03/14/89

Zero Coupon - 2005(1)                          $25.00         +6.62%          +6.58%          +9.73%          03/14/89

Zero Coupon - 2010(1)                          $27.92         +8.51%          +8.86%         +10.98%          03/14/89




                                                 PREFERRED LIFE
                                                   SUBACCOUNT
                                               SINCE       INCEPTION
SUBACCOUNT NAME                              INCEPTION        DATE
---------------------------------------------------------------------
Capital Growth                                +17.15%       06/10/96

Global Health Care Securities(1)               +9.11%       08/17/98

Global Utilities Securities(2)                +10.86%       09/06/91

Growth & Income                               +12.43%       09/06/91

High Income                                    +9.24%       09/06/91

Income Securities                              +9.55%       09/06/91

Money Market(1)                                -2.85%       09/06/91

Mutual Discovery Securities                    +3.96%       12/02/96

Mutual Shares Securities                       +6.75%       12/02/96

Natural Resources Securities                   -2.85%       09/06/91

Real Estate Securities                        +10.89%       09/06/91

Rising Dividends                              +11.56%       03/10/92

Small Cap                                      +5.30%       06/10/96

Templeton Developing Markets Equity            -4.85%       04/25/94

Templeton Global Asset Allocation              +8.00%       08/04/95

Templeton Global Growth                       +10.89%       04/25/94

Templeton Global Income Securities             +5.17%       09/06/91

Templeton International Equity                 +9.32%       03/10/92

Templeton International Smaller
  Companies                                    -4.21%       06/10/96

Templeton Pacific Growth                       -3.16%       03/10/92

U.S. Government Securities                     +6.36%       09/06/91

Value Securities(1)                            -6.87%       08/17/98

Zero Coupon - 2000(1)                          +7.31%       09/06/91

Zero Coupon - 2005(1)                         +10.01%       09/06/91

Zero Coupon - 2010(1)                         +12.13%       09/06/91



Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 5% to 0% over five full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts of Allianz Life Insurance Company of North America ("Allianz Life") and its subsidiary Preferred Life Insurance Company of New York ("Preferred Life"). The Allianz Life and Preferred Life subaccounts are identical except for subaccount inception dates. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.

1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Policy Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) Life, a single-premium variable life insurance product, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Franklin Valuemark Life. This rating confirms the company's financial soundness and its ability to meet its obligations to policy holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows each portfolio's change in unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark Life will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term estate planning, and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,


/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America




*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK LIFE
Change in Unit Prices


                                                                                                          % CHANGE
                                                                    UNIT PRICE*      UNIT PRICE*       IN UNIT PRICE*
SUBACCOUNT NAME                                                      12/31/97         12/31/98      12/31/97 TO 12/31/98
------------------------------------------------------------------------------------------------------------------------
Capital Growth                                                        $13.27          $15.85              +19.39%

Global Health Care Securities**                                       $10.00          $10.66               +6.60%

Global Utilities Securities***                                        $31.22          $34.46              +10.36%

Growth and Income                                                     $39.80          $42.80               +7.52%

High Income                                                           $24.57          $24.61               +0.17%

Income Securities                                                     $25.27          $25.50               +0.88%

Money Market                                                          $16.24          $16.96               +4.43%

Mutual Discovery Securities                                           $12.07          $11.38               -5.71%

Mutual Shares Securities                                              $12.08          $12.00               -0.66%

Natural Resources Securities                                          $12.63          $ 9.35              -25.94%

Real Estate Securities                                                $33.03          $27.27              -17.44%

Rising Dividends                                                      $20.85          $22.13               +6.12%

Small Cap                                                             $15.16          $14.90               -1.72%

Templeton Developing Markets Equity                                   $10.23          $ 7.96              -22.20%

Templeton Global Asset Allocation                                     $14.03          $13.92               -0.79%

Templeton Global Growth                                               $15.01          $16.24               +8.16%

Templeton Global Income Securities                                    $16.99          $18.05               +6.28%

Templeton International Equity                                        $18.40          $19.28               +4.77%

Templeton International Smaller Companies                             $10.94          $ 9.53              -12.93%

Templeton Pacific Growth                                              $ 9.80          $ 8.45              -13.78%

U.S. Government Securities                                            $22.28          $23.75               +6.64%

Value Securities**                                                    $10.00          $ 7.75              -22.50%

Zero Coupon - 2000                                                    $25.39          $27.09               +6.70%

Zero Coupon - 2005                                                    $29.72          $33.20              +11.69%

Zero Coupon - 2010                                                    $34.63          $39.34              +13.59%

The unit price is the subaccount net asset value, less any daily charges including an annual asset charge of 0.75% and portfolio charges, divided by the number of outstanding units at the end of the valuation period.

THE UNIT PRICE DOES NOT CONTAIN CERTAIN CHARGES, INCLUDING THE 10-YEAR DEFERRED ISSUE CHARGE (COVERING PREMIUM TAXES, SALES CHARGES AND POLICY ISSUE CHARGE) AND THE COST OF INSURANCE, DEDUCTED FROM THE POLICY ACCOUNT OR FROM PREMIUM PAYMENTS. THESE CHARGES AND DEDUCTIONS CAN HAVE A SIGNIFICANT EFFECT ON POLICY ACCOUNT, INSURANCE BENEFIT, AND CASH SURRENDER VALUES. SEE THE POLICY PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE CHARGES, INCLUDING APPLICABLE SALES CHARGES.

All unit prices were $10.00 at inception. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future. This information is for policy owners only and may not be used as sales literature.

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.
**The subaccount began operations May 1, 1998, so figures reflect the change in unit price from May 1, 1998, to December 31, 1998, rather than from the reporting period of December 31, 1997, to December 31, 1998. In addition, expense reductions by the investment managers increased returns; these arrangements have been terminated.
***Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) II, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America (in New York, Preferred Life Insurance Company of New York), which issues Franklin Valuemark II. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life and Preferred Life have also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark II will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.



Sincerely,

/s/ Lowell C. Anderson                         /s/ Ronald L. Wobbeking

Lowell C. Anderson                             Ronald L. Wobbeking
Chairman of the Board                          Chairman of the Board
Allianz Life Insurance Company                 Preferred Life Insurance Company
of North America                               of New York


*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK II
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges


                                                                   ALLIANZ LIFE SUBACCOUNT
                                            UNIT PRICE                                        SINCE         INCEPTION
SUBACCOUNT NAME                             ON 12/31/98       1-YEAR          5-YEAR        INCEPTION          DATE
-----------------------------------------------------------------------------------------------------------------------
Capital Growth                                 $15.57        +14.27%             --          +17.33%          05/01/96

Global Health Care Securities(1)               $10.61            --              --           +1.75%          05/01/98

Global Utilities Securities(2)                 $28.31         +5.29%         +10.18%         +10.98%          01/24/89

Growth & Income                                $26.23         +2.48%         +13.78%         +10.11%          01/24/89

High Income                                    $21.21         -4.83%          +6.81%          +7.78%          01/24/89

Income Securities                              $25.12         -4.12%          +7.07%          +9.65%          01/24/89

Money Market(1)                                $14.39         -0.59%          +3.42%          +3.64%          01/24/89

Mutual Discovery Securities                    $11.23        -10.67%             --           +4.44%          11/08/96

Mutual Shares Securities                       $11.84         -5.65%             --           +7.11%          11/08/96

Natural Resources Securities                   $ 8.51        -30.77%         -10.30%          -1.70%          01/24/89

Real Estate Securities                         $23.11        -22.32%          +8.36%          +8.72%          01/24/89

Rising Dividends                               $21.17         +1.09%         +15.31%         +11.34%          01/27/92

Small Cap                                      $14.60         -6.71%             --          +12.30%          11/01/95

Templeton Developing Markets Equity            $ 7.99        -27.05%             --           -4.76%          03/15/94

Templeton Global Asset Allocation              $13.59         -5.78%             --           +8.36%          05/01/95

Templeton Global Growth                        $16.31         +3.11%             --          +10.59%          03/15/94

Templeton Global Income Securities             $17.91         +1.24%          +3.94%          +5.96%          01/24/89

Templeton International Equity                 $18.44         -0.26%          +8.42%          +9.15%          01/27/92

Templeton International Smaller
  Companies                                    $ 9.36       -17.84%              --           -3.40%          05/01/96

Templeton Pacific Growth                       $ 8.08        -18.69%         -10.94%          -3.12%          01/27/92

U.S. Government Securities                     $19.01         +1.60%          +5.13%          +6.70%          03/14/89

Value Securities(1)                            $ 7.72            --              --          -27.18%          05/01/98

Zero Coupon - 2000(1)                          $20.68         +1.66%          +4.19%          +7.63%          03/14/89

Zero Coupon - 2005(1)                          $25.00         +6.62%          +6.58%          +9.73%          03/14/89

Zero Coupon - 2010(1)                          $27.92         +8.51%          +8.86%         +10.98%          03/14/89




                                                 PREFERRED LIFE
                                                   SUBACCOUNT
                                               SINCE       INCEPTION
SUBACCOUNT NAME                              INCEPTION        DATE
---------------------------------------------------------------------
Capital Growth                                +17.15%       06/10/96

Global Health Care Securities(1)               +9.11%       08/17/98

Global Utilities Securities(2)                +10.86%       09/06/91

Growth & Income                               +12.43%       09/06/91

High Income                                    +9.24%       09/06/91

Income Securities                              +9.55%       09/06/91

Money Market(1)                                -2.85%       09/06/91

Mutual Discovery Securities                    +3.96%       12/02/96

Mutual Shares Securities                       +6.75%       12/02/96

Natural Resources Securities                   -2.85%       09/06/91

Real Estate Securities                        +10.89%       09/06/91

Rising Dividends                              +11.56%       03/10/92

Small Cap                                      +5.30%       06/10/96

Templeton Developing Markets Equity            -4.85%       04/25/94

Templeton Global Asset Allocation              +8.00%       08/04/95

Templeton Global Growth                       +10.89%       04/25/94

Templeton Global Income Securities             +5.17%       09/06/91

Templeton International Equity                 +9.32%       03/10/92

Templeton International Smaller
  Companies                                    -4.21%       06/10/96

Templeton Pacific Growth                       -3.16%       03/10/92

U.S. Government Securities                     +6.36%       09/06/91

Value Securities(1)                            -6.87%       08/17/98

Zero Coupon - 2000(1)                          +7.31%       09/06/91

Zero Coupon - 2005(1)                         +10.01%       09/06/91

Zero Coupon - 2010(1)                         +12.13%       09/06/91



Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 5% to 0% over five full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts of Allianz Life Insurance Company of North America ("Allianz Life") and its subsidiary Preferred Life Insurance Company of New York ("Preferred Life"). The Allianz Life and Preferred Life subaccounts are identical except for subaccount inception dates. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.

1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Policy Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) Life, a single-premium variable life insurance product, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Franklin Valuemark Life. This rating confirms the company's financial soundness and its ability to meet its obligations to policy holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows each portfolio's change in unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark Life will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term estate planning, and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America




*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK LIFE
Change in Unit Prices


                                                                                                          % CHANGE
                                                                    UNIT PRICE*      UNIT PRICE*       IN UNIT PRICE*
SUBACCOUNT NAME                                                      12/31/97         12/31/98      12/31/97 TO 12/31/98
------------------------------------------------------------------------------------------------------------------------
Capital Growth                                                        $13.27          $15.85              +19.39%

Global Health Care Securities**                                       $10.00          $10.66               +6.60%

Global Utilities Securities***                                        $31.22          $34.46              +10.36%

Growth and Income                                                     $39.80          $42.80               +7.52%

High Income                                                           $24.57          $24.61               +0.17%

Income Securities                                                     $25.27          $25.50               +0.88%

Money Market                                                          $16.24          $16.96               +4.43%

Mutual Discovery Securities                                           $12.07          $11.38               -5.71%

Mutual Shares Securities                                              $12.08          $12.00               -0.66%

Natural Resources Securities                                          $12.63          $ 9.35              -25.94%

Real Estate Securities                                                $33.03          $27.27              -17.44%

Rising Dividends                                                      $20.85          $22.13               +6.12%

Small Cap                                                             $15.16          $14.90               -1.72%

Templeton Developing Markets Equity                                   $10.23          $ 7.96              -22.20%

Templeton Global Asset Allocation                                     $14.03          $13.92               -0.79%

Templeton Global Growth                                               $15.01          $16.24               +8.16%

Templeton Global Income Securities                                    $16.99          $18.05               +6.28%

Templeton International Equity                                        $18.40          $19.28               +4.77%

Templeton International Smaller Companies                             $10.94          $ 9.53              -12.93%

Templeton Pacific Growth                                              $ 9.80          $ 8.45              -13.78%

U.S. Government Securities                                            $22.28          $23.75               +6.64%

Value Securities**                                                    $10.00          $ 7.75              -22.50%

Zero Coupon - 2000                                                    $25.39          $27.09               +6.70%

Zero Coupon - 2005                                                    $29.72          $33.20              +11.69%

Zero Coupon - 2010                                                    $34.63          $39.34              +13.59%

The unit price is the subaccount net asset value, less any daily charges including an annual asset charge of 0.75% and portfolio charges, divided by the number of outstanding units at the end of the valuation period.

THE UNIT PRICE DOES NOT CONTAIN CERTAIN CHARGES, INCLUDING THE 10-YEAR DEFERRED ISSUE CHARGE (COVERING PREMIUM TAXES, SALES CHARGES AND POLICY ISSUE CHARGE) AND THE COST OF INSURANCE, DEDUCTED FROM THE POLICY ACCOUNT OR FROM PREMIUM PAYMENTS. THESE CHARGES AND DEDUCTIONS CAN HAVE A SIGNIFICANT EFFECT ON POLICY ACCOUNT, INSURANCE BENEFIT, AND CASH SURRENDER VALUES. SEE THE POLICY PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE CHARGES, INCLUDING APPLICABLE SALES CHARGES.

All unit prices were $10.00 at inception. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future. This information is for policy owners only and may not be used as sales literature.

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.
**The subaccount began operations May 1, 1998, so figures reflect the change in unit price from May 1, 1998, to December 31, 1998, rather than from the reporting period of December 31, 1997, to December 31, 1998. In addition, expense reductions by the investment managers increased returns; these arrangements have been terminated.
***Prior to May 1, 1998, Utility Equity.

FRANKLIN VALUEMARK FUNDS ANNUAL REPORT TABLE OF CONTENTS

                                                [Celebrating Over 50 years SEAL]


LETTER TO CONTRACT OWNERS .............................................        2
A WORD ABOUT RISK .....................................................        5
PORTFOLIO OBJECTIVES AND PRIMARY INVESTMENTS ..........................        6
PORTFOLIO SUMMARIES
Portfolios Seeking Capital Growth
  Capital Growth Fund .................................................        9
  Global Health Care Securities Fund ..................................       11
  Mutual Discovery Securities Fund ....................................       13
  Natural Resources Securities Fund ...................................       14
  Small Cap Fund ......................................................       16
  Templeton Developing Markets Equity Fund ............................       18
  Templeton Global Growth Fund ........................................       21
  Templeton International Equity Fund .................................       23
  Templeton International Smaller Companies Fund ......................       25
  Templeton Pacific Growth Fund .......................................       28
Portfolios Seeking Growth and Income
  Global Utilities Securities Fund ....................................       31
  Growth and Income Fund ..............................................       34
  Income Securities Fund ..............................................       36
  Mutual Shares Securities Fund .......................................       38
  Real Estate Securities Fund .........................................       40
  Rising Dividends Fund ...............................................       42
  Templeton Global Asset Allocation Fund ..............................       45
  Value Securities Fund ...............................................       48
Portfolios Seeking Current Income
  High Income Fund ....................................................       49
  Templeton Global Income Securities Fund .............................       51
  U.S. Government Securities Fund .....................................       54
  Zero Coupon Funds ...................................................       56
Portfolio Seeking Capital Preservation and Income
  Money Market Fund ...................................................       59
IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION .........................       61
INDEX DEFINITIONS .....................................................       62
FINANCIAL HIGHLIGHTS & STATEMENT OF INVESTMENTS .......................       68
FINANCIAL STATEMENTS ..................................................      163
NOTES TO FINANCIAL STATEMENTS .........................................      182
INDEPENDENT AUDITORS' REPORT ..........................................      197
TAX INFORMATION .......................................................      198
PROSPECTUS SUPPLEMENTS ................................................      199


--------------------------------------------------------------------------------
Thank you for investing with Franklin Valuemark. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do portfolio unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------

FRANKLIN VALUEMARK FUNDS NOW ISSUES ANOTHER CLASS OF SHARES, WHICH IS CALLED CLASS 2. FOR THAT REASON, THE ORIGINAL SHARE CLASS IN WHICH YOU INVEST HAS BEEN RENAMED CLASS 1. THERE ARE NO OTHER CHANGES TO CLASS 1 SHARES, WHICH WILL CONTINUE TO BE AVAILABLE AS BEFORE.

PLEASE RETAIN THIS DOCUMENT, INCLUDING THE ENCLOSED PROSPECTUS SUPPLEMENTS ON P. 199, WITH YOUR CURRENT PROSPECTUS, FOR REFERENCE.
--------------------------------------------------------------------------------

LETTER TO CONTRACT OWNERS




Dear Contract Owners:

Although the one-year reporting period witnessed overall positive stock market performance for the U.S. and much of Europe, we believe the market correction in late August, precipitated in part by Russia's debt default and currency devaluation, proved that these markets were not immune to troubles elsewhere in the world. The spread of emerging market problems evidently sparked fears of a liquidity crisis in the U.S., as poor-performing loans began to negatively affect major American bank balance sheets and prompted the bailout of a major hedge fund. Many financial institutions curtailed their lending, creating a "credit crunch" that adversely affected many companies.

The Federal Reserve Board (the Fed) took swift action in an effort to stimulate growth. Over September, October and November, the Fed's monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate by 0.75%, to 4.75%. The Fed's move attempted to provide liquidity to the financial system and make it easier for major corporations to obtain favorable lending from banks. This provided a positive boost to equity markets, and the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) ended the year up 28.6%, more than recouping the losses of August and September.

With less return for their money in the fixed-income markets, investors seemed willing to pay higher price-to-earnings (P/E) ratios for the largest capitalization stocks. In fact, much of the rise in the S&P 500 did not come from higher earnings, but from the rising price investors in general were willing to pay per dollar of earnings. On December 31, 1998, the average P/E ratio for the S&P 500 was 31.97, compared with 24.51 a year earlier, while according to IBES International, an analyst-estimate tracking service, operating profits for the S&P 500 companies were expected to fall about 1% for 1998. Amid market uncertainty, investors generally fled to the perceived safety of large capitalization stocks, and small capitalization, value stocks were generally left behind in the rally. The Russell 2000(R) Index, which tracks small capitalization stock performance, was down 2.6% for the year.

European markets closely mirrored those in the U.S., ending the reporting period up 28.9%, as shown by the Morgan Stanley Capital International(R) (MSCI) Europe Index, which tracks 15 developed market European countries. The European Monetary Union (EMU) members continued a policy of fiscal tightening and monetary policy reform to meet the required membership criteria and to prepare for the first stage of euro implementation on January 1, 1999. That implementation is expected to involve the definition and execution of a single monetary policy in the euro, the setting of euro conversion rates, and the beginning of foreign exchange transactions in the euro and euro-denominated new public debt issuance. Also, during the reporting period, Europe came closer to having a single stock market when the Frankfurt and London stock exchanges decided to jointly trade Europe's top blue chip shares.

The Japanese and emerging market economies, on the other hand, continued their downward slide. In our view, Japan's economy went from bad to worse. By October it had contracted four quarters in a row, despite various fiscal-stimulus packages. The Nikkei average tumbled to 12,880 in October, its lowest level for 13 years, from the year's high of 17,264 in March. Much of East Asia plunged into a recession; Russia's economy imploded; and, by the end of the year, Brazil's economy shrank after spending $30 billion defending its currency.

As mentioned in the semiannual report, the potential upside of the ongoing turmoil in emerging markets is positive reform, such as more open business practices and improved treatment of non-controlling and foreign investors. Although significant risks remain, we continue to be optimistic about the future performance of emerging market investments. Over the long term, we feel competition between foreign and domestic investors should drive demand and prices higher. Although volatility is inevitable in emerging markets, the increasing activity of bargain-hunting, private equity funds and strategic investors may boost share prices and add stability to the asset class.

The fixed-income sector was marked by periodic but persistent crises in emerging market countries last year, while bond yields fell (prices rose) in the world's major industrial markets. Not surprisingly, emerging market bonds underperformed higher-quality industrial market bonds during the reporting period. In the U.S., the spread between high yield or "junk" bonds and Treasury securities widened, indicating investors' demand for higher yields to compensate them for taking on higher risk. Meanwhile corporate bond issuance surged. Even though yield spreads were wider, overall corporate borrowing costs declined, thanks to falling Treasury yields. On December 31, 1998, the benchmark 30-year Treasury bond yielded 5.09%, compared with 5.93% a year earlier.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
Trustee and Vice President
Franklin Valuemark Funds

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Valuemark Funds prospectus. Your investment representative can help you determine which portfolios may be right for you.

PORTFOLIO OBJECTIVES AND PRIMARY INVESTMENTS

The portfolio descriptions are provided for your convenience. For more complete information, including portfolio policies and risks, please refer to your Franklin Valuemark Funds prospectus or contact your investment representative.


PORTFOLIOS SEEKING CAPITAL GROWTH
GLOBAL GROWTH

--------------------------------------------------------------------------------------------------------
GLOBAL HEALTH CARE SECURITIES FUND              Seeks capital appreciation. The portfolio concentrates
                                                its investments in U.S. and foreign equity securities
                                                issued by large and small capitalization health care
                                                companies, including pharmaceutical, biotechnology,
                                                medical and health services and medical supply companies.
--------------------------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND                Seeks capital appreciation. Using a value-driven
                                                approach, the portfolio invests primarily in U.S. and
                                                foreign equity securities, including securities of small
                                                capitalization companies; may also invest in companies
                                                involved in mergers and bankruptcies, as well as debt
                                                securities of any quality including "junk bonds" and
                                                defaulted securities.
--------------------------------------------------------------------------------------------------------
NATURAL RESOURCES SECURITIES FUND               Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio invests primarily in
                                                securities of companies in or related to the natural
                                                resources sector in any nation, including developing
                                                markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS EQUITY FUND        Seeks long-term capital appreciation. The portfolio
                                                invests primarily in equity securities of issuers in
                                                foreign countries with developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL GROWTH FUND                    Seeks long-term capital growth. The portfolio maintains a
                                                flexible policy of investing in stocks and debt
                                                obligations of companies and governments of any nation,
                                                including developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY FUND             Seeks long-term capital growth. The portfolio invests
                                                primarily in equity securities of companies whose primary
                                                operations are outside the U.S., including developing
                                                markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND  Seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller
                                                companies outside the U.S., including developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON PACIFIC GROWTH FUND                   Seeks long-term capital growth. The portfolio invests
                                                primarily in equity securities of companies whose primary
                                                operations are in Pacific Rim countries, most of which
                                                have developing markets.
--------------------------------------------------------------------------------------------------------

DOMESTIC GROWTH

--------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND                             Seeks capital appreciation, with current income as a
                                                secondary consideration. The portfolio invests primarily
                                                in equity securities of large- or mid-cap U.S. companies,
                                                and to a lesser extent in small-cap companies. The
                                                portfolio may also invest a portion in foreign
                                                securities, including developing markets.
--------------------------------------------------------------------------------------------------------
SMALL CAP FUND                                  Seeks long-term capital growth. The portfolio invests
                                                primarily in equity securities of small capitalization
                                                growth companies. The portfolio may also invest a portion
                                                in foreign securities.
--------------------------------------------------------------------------------------------------------


PORTFOLIOS SEEKING GROWTH AND INCOME

--------------------------------------------------------------------------------------------------------
GLOBAL UTILITIES SECURITIES FUND                Seeks both capital appreciation and current income. The
 (Prior to May 1, 1998,                         portfolio concentrates its investments in securities of
the Utility Equity Fund.)                       issuers in the public utilities industry (such as
                                                electricity and telecommunications companies) in any
                                                nation, including developing markets.
--------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                          Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio invests primarily in
                                                U.S. common stocks and securities convertible into common
                                                stocks, and may invest a portion in foreign securities,
                                                including developing markets.
--------------------------------------------------------------------------------------------------------
INCOME SECURITIES FUND                          Seeks to maximize income while maintaining prospects for
                                                capital appreciation. The portfolio invests in debt and
                                                equity securities, including "junk bonds." The portfolio
                                                may invest in foreign securities, including developing
                                                markets.
--------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND                   Seeks capital appreciation, with current income as a
                                                secondary objective. Using a value-driven approach, the
                                                portfolio invests primarily in domestic equities,
                                                including common and preferred stocks and convertible
                                                securities; may also invest in companies involved in
                                                mergers and bankruptcies, as well as debt securities of
                                                any quality, including "junk bonds" and defaulted
                                                securities. The portfolio may also invest in foreign
                                                securities.
--------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND                     Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio concentrates its
                                                investments in real estate investment trusts (REITs) and
                                                publicly traded securities of companies in the real
                                                estate industry.
--------------------------------------------------------------------------------------------------------
RISING DIVIDENDS FUND                           Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio invests primarily in
                                                the equity securities of companies that have paid
                                                consistently rising dividends over the past ten years.
                                                Preservation of capital is also an important
                                                consideration. The portfolio may also invest a small
                                                portion in foreign securities.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND          Seeks a high level of total return. The portfolio has a
                                                flexible policy of investing in equity securities, debt
                                                obligations and money market instruments of companies and
                                                governments of any nation, including developing markets.
                                                In addition, the portfolio may invest in "junk bonds."
--------------------------------------------------------------------------------------------------------
VALUE SECURITIES FUND                           Seeks long-term total return. The portfolio invests
                                                primarily in securities of companies, which in the
                                                portfolio manager's opinion, are selling substantially
                                                below the underlying value of their assets or private
                                                market value. Such companies may include small
                                                capitalization companies, takeover candidates,
                                                turnarounds and companies emerging from bankruptcy. The
                                                portfolio may also invest a portion in foreign
                                                securities.
--------------------------------------------------------------------------------------------------------


PORTFOLIOS SEEKING CURRENT INCOME
--------------------------------------------------------------------------------------------------------
HIGH INCOME FUND                                Seeks a high level of current return, with capital
                                                appreciation as a secondary objective. The portfolio
                                                invests in debt securities and dividend-paying common and
                                                preferred stocks, which may include high risk securities
                                                and "junk bonds." The portfolio may also invest in
                                                foreign securities, including developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES FUND         Seeks high current income, with capital appreciation as a
                                                secondary objective. The portfolio invests in debt
                                                securities from any nation, including developing markets.
                                                The portfolio may also invest in lower-rated debt
                                                securities.
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND                 Seeks to earn income. The portfolio invests exclusively
                                                in obligations of the U.S. government, its agencies or
                                                instrumentalities, with an emphasis on mortgage-backed
                                                securities.
--------------------------------------------------------------------------------------------------------
THREE ZERO COUPON FUNDS                         The three zero coupon bond portfolios seek a high
(MATURITY DATES: 2000, 2005, 2010)              investment return consistent with preservation of
                                                capital. Each zero coupon portfolio seeks to return a
                                                reasonably assured target dollar amount, predictable at
                                                the time of the investment, on a specific date in the
                                                future. The portfolios may not be appropriate for those
                                                who intend to redeem units before the maturity dates.
--------------------------------------------------------------------------------------------------------


PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
--------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                               Seeks high current income consistent with capital
                                                preservation and liquidity. The portfolio invests in
                                                high-quality money market instruments.
--------------------------------------------------------------------------------------------------------

PORTFOLIO SUMMARIES


As you read the following portfolio summaries, please remember the discussions accurately reflect our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Keep in mind that market and economic conditions are changing constantly, which can be expected to affect our strategies and the portfolios' composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL (1)

This chart shows the top 10 industry breakdown based on the percentage of total net assets on 12/31/98 for Capital Growth Fund.

-------------------------------------------------------------------------------

TOP 10 INDUSTRY BREAKDOWN
Capital Growth Fund
12/31/98

                                            % OF TOTAL
SECTOR                                       NET ASSETS
-------------------------------------------------------
Electronic Technology                           16.0%
Health Technology                               13.3%
Technology Services                              6.3%
Finance                                          5.6%
Consumer Non-Durables                            5.4%
Process Industries                               5.3%
Retail Trade                                     4.4%
Utilities                                        4.1%
Transportation                                   3.3%
Consumer Services                                2.9%

-------------------------------------------------------------------------------

PORTFOLIOS SEEKING CAPITAL GROWTH
CAPITAL GROWTH FUND

This marks the fourth consecutive year in which major equity market indices posted strong gains, as demonstrated by the portfolio's +20.29% return, versus +28.6% by the S&P 500 Stock Index, for the year ended December 31, 1998.* However, despite domestic equity markets' healthy performance, the year under review presented many challenges. Asian difficulties not only slowed economies in that region, but evidently impacted the global economy as well. Numerous reasons, including concerns regarding a potential slowing in the worldwide economy, sparked a U.S. market sell-off beginning in mid-July. From mid-July to early October, the S&P 500 Stock Index declined approximately 19%. Smaller capitalization stocks fared worse as the Russell 2000 Index declined approximately 37% from its peak in April. In late September, the Federal Reserve Board lowered the federal funds target rate to stimulate the U.S. economy, and followed this initial rate cut with two subsequent cuts for an overall 0.75% reduction, which led to an equity market rally lasting through year-end.

During the year's market volatility, we stayed with the fund's core, long-term growth, investment philosophy, seeking companies we believe have promising growth prospects and superior management. We invest for the long term, using a buy-and-hold strategy, which keeps turnover low, and should provide investors with consistent growth over time.

In the past year, technology sector investments enhanced portfolio performance. The fund's largest investment was in Cisco Systems Inc., a leading provider of the


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the portfolios' securities including the number of shares and dollar value beginning on page 72 of this report.

networking communications equipment that enables Internet growth. Cisco shares appreciated approximately 150% during the reporting period. The fund's investments in Microsoft Corp., International Business Machines Corp., Applied Materials Inc. and Compaq Computer Corp. also proved to be strong performers during the year. Furthermore, notable non-technology sector investments such as Amgen Inc., McDonald's Corp., Providian Financial Corp., Charles Schwab Corp. and Wal-Mart Stores Inc. posted solid returns, with each of these stocks appreciating more than 50% during 1998.

As is typical in any year, certain investments within the portfolio did not live up to our expectations. In the past year, positions in companies with exposure to the natural resources sector, including oil-related companies, performed poorly. We think this was partly due to slack demand from Asia and related deflationary pressures, as well as a general over-capacity situation for many commodity products. Although it held less exposure to natural resource-related securities than the overall market allocation, the portfolio did experience declines in its holdings of Schlumberger Ltd., Barrett Resources Corp. and Royal Dutch Petroleum Co. in the oil and oil services industries. The portfolio also experienced losses in consumer products companies such as Campbell Soup, Mattel and a consumer services company, Mirage Resorts, as these companies failed to meet earnings expectations.

As we move into 1999, we are optimistic that the low interest-rate environment may foster continued economic expansion in the U.S. As stated in previous shareholder letters, we believe that the double-digit earnings growth experienced in the recent past is not likely to continue. In addition, as of the writing of this letter, the U.S. House of Representatives impeached the President, hostilities continued in the Middle East and corporations worldwide faced a potential Year 2000 computer problem. These uncertainties add risk to the equity markets and are likely to contribute to further volatility in 1999. We intend to weather this expected volatility by sticking closely to our investment goal of finding outstanding growth companies for long-term investments.


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (3)
This chart shows the average annual total return for the Capital Growth Fund as of 12/31/98.


Average Annual Total Return
-----------------------------------------
1-Year                            +20.29%

Since Inception (5/1/96)          +19.72%

GRAPHIC MATERIAL (2)
This graph compares the performance of Capital Growth Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 1000 Index from 5/1/96 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Capital Growth Fund
$10,000 Investment (5/1/96-12/31/98)

[LINE GRAPH]

                     CAPITAL GROWTH                                       S&P500                RUSSELL 1000 INDEX
                     --------------                                       ------                ------------------
          5/1/96     $10,000                                             $10,000                       $10,000
         5/31/96     $10,220                                 2.58%       $10,258        2.40%          $10,240
         6/30/96     $10,180                                 0.38%       $10,297        0.11%          $10,251
         7/31/96     $9,790                                 -4.42%        $9,842       -4.82%           $9,757
         8/31/96     $10,180                                 2.11%       $10,050        2.72%          $10,023
         9/30/96     $10,910                                 5.63%       $10,615        5.62%          $10,586
        10/31/96     $10,880                                 2.76%       $10,908        2.21%          $10,820
        11/30/96     $11,750                                 7.56%       $11,733        7.38%          $11,618
        12/31/96     $11,360                                -1.98%       $11,501       -1.62%          $11,430
         1/31/97     $11,910                                 6.25%       $12,219        5.93%          $12,108
         2/28/97     $11,470                                 0.78%       $12,315        0.38%          $12,154
         3/31/97     $10,870                                -4.11%       $11,809       -4.50%          $11,607
         4/30/97     $11,290                                 5.97%       $12,514        5.41%          $12,235
         5/31/97     $12,270                                 6.09%       $13,276        6.40%          $13,018
         6/30/97     $12,479                                 4.48%       $13,870        4.14%          $13,557
         7/31/97     $13,290                                 7.96%       $14,974        8.18%          $14,666
         8/31/97     $12,959                                -5.60%       $14,136       -4.72%          $13,974
         9/30/97     $13,740                                 5.48%       $14,911        5.48%          $14,739
        10/31/97     $13,099                                -3.34%       $14,413       -3.24%          $14,262
        11/30/97     $13,320                                 4.63%       $15,080        4.34%          $14,881
        12/31/97     $13,440                                 1.72%       $15,339        2.03%          $15,183
         1/31/98     $13,360                                 1.11%       $15,509        0.74%          $15,295
         2/28/98     $14,381                                 7.21%       $16,628        7.13%          $16,386
         3/31/98     $14,692                                 5.12%       $17,479        5.04%          $17,212
         4/30/98     $14,992                                 1.01%       $17,656        1.03%          $17,389
         5/31/98     $14,512                                -1.72%       $17,352       -2.16%          $17,013
         6/30/98     $15,081                                 4.06%       $18,056        3.70%          $17,643
         7/31/98     $14,759                                -1.07%       $17,863       -1.20%          $17,431
         8/31/98     $12,849                               -14.46%       $15,280      -14.95%          $14,825
         9/30/98     $13,503                                 6.41%       $16,260        6.73%          $15,823
        10/31/98     $14,548                                 8.13%       $17,582        7.90%          $17,073
        11/30/98     $15,172                                 6.06%       $18,647        6.19%          $18,130
        12/31/98     $16,167                 6.56%           5.76%       $19,721        6.37%          $19,284


      PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GLOBAL HEALTH CARE SECURITIES FUND

Global Health Care Securities Fund was launched on May 1, 1998, to give Franklin Valuemark investors an opportunity to directly participate in the strong trends driving the health care sector. We believe that this sector may be an extremely attractive investment area over the long term, due to technology advances, the aging global population and emerging health care systems in many populous third world nations. Additionally, the historically stable demand for health care products and services has generally been less affected by business cycles or interest rates. While the federal government and managed care operators are likely to put continuing pressure on reimbursement, as of the end of the reporting period the health care industry's near-term outlook appeared benign, in our view, with the worst cuts behind it. Of course, like any industry sector fund, this portfolio is most appropriate as part of a diversified investment program.

Global Health Care Securities Fund may concentrate a majority of its assets in small- and mid-capitalization companies. Through rigorous fundamental analysis, we attempt to uncover companies that are often overlooked by most investors and offer strong growth prospects at attractive valuations. We also favor companies that have little competition, experienced management, significant competitive advantages and consistent earnings growth track records.

The U.S. market was extremely volatile during the reporting period. In our view, this was primarily due to the domestic political turmoil caused by President Clinton's impeachment and concerns about Asia's problems and their impact on the U.S. economy. However, the year ended on a vigorous note as technology shares rallied on strong earnings reports and rosy forecasts for the upcoming year. Although the portfolio did post a positive +7.10% cumulative total return for the period from inception on May 1, 1998, to December 31, 1998, it underperformed such broader market indices as the S&P 500, as did the health care sector, due to the strength of technology stocks.

The portfolio's largest sector for most of the year was pharmaceuticals, which represented over 20% of total net assets at year-end. These stocks performed exceptionally well, outpacing the S&P 500 by a wide margin. Pharmaceutical expenditures grew at record levels in 1998 as many new drugs enjoyed successful launches, and existing products expanded their markets. Heavy investment in research and development should result in continued new product development and, we think, signals an excellent long-term outlook for the sector. Our largest pharmaceutical and overall holding was Bristol-Myers Squibb Co. We feel that Bristol has a balanced core portfolio of drugs with several strong prospects in the pipeline, and are particularly encouraged by the company's work on new drugs for hypertension and hepatitis B. Also, the company made several management changes during the period, which we feel should better position it for the future.

GRAPHIC MATERIAL (4)
This chart shows the top 5 holdings based on the percentage of total net assets on 12/31/98 for the Global Health Care Securities Fund.

TOP 5 HOLDINGS
Global Health Care Securities Fund
12/31/98

                                       % OF TOTAL
COMPANY                                 NET ASSETS
--------------------------------------------------
Bristol-Meyers Squibb Co.                 5.95%

Pfizer Inc.                               4.88%

Serologicals Corp.                        4.60%

American Home Products Corp.              4.26%

Omnicare Inc.                             4.17%

Throughout the reporting period, our weighting in the pharmaceutical sector steadily increased. Since the stocks were trading at very high valuations, compared with their historical ranges, we purchased them on dips. Heavy buying during the market decline in August and September paid off in the fourth quarter of 1998 when the market rebounded strongly. As of the end of the reporting period, valuations returned to prior levels, which led us to sell Eli Lilly & Co., the manufacturer of Prozac. We expect this sector to be volatile in 1999 as members of Congress are proposing a drug subsidy for seniors in the Medicare program. The renewed prospect of price controls may spook investors who remember the health care reform proposals that rocked the drug stocks five years ago. Although the proposal would improve access to drugs, the Medicare program, which is projected to be insolvent in 2008, would likely have difficulty funding such a benefit. If health care stock prices decline as a result of this uncertainty, we anticipate an opportunity to increase our holdings in the sector.

Two of our strongest performers during the period, Access Health Inc. and Transitions Systems Inc., appreciated when they were acquired by larger companies. Access Health provides health care consulting services over the phone to health plan members and was acquired by HBO & Co., the leading provider of health care information systems. Transitions Systems, a niche leader in the hospital cost accounting software market, was acquired by Eclipsys Corp., an HBO competitor. We expect consolidation to be a major health care industry theme, with positive effects.

We did have two disappointments during the period. In August, Total Renal Care Holdings, Inc., a leading global provider of kidney dialysis services, unexpectedly announced that one of Medicare's fiscal intermediaries was questioning the company's recent spike in lab test utilization. This disclosure resulted in a one-day, 16% drop in the stock price. We concluded that this probe would take much longer than widely believed and subsequently sold the stock at a slight loss.

Our second disappointment was ESC Medical Systems Ltd., a manufacturer of laser and pulsed light medical devices for hair removal and other cosmetic procedures. In September, the company announced it would not meet earnings expectations due to weak revenue growth in its international markets, especially in Germany and Brazil. Over a two-day period, the stock declined nearly 70%. We believe that such examples highlight the risk of investing in a highly volatile and rapidly changing sector. However, through our exhaustive research process and years of experience following the health care industry, we hope to minimize these events.

We look forward to serving your investment needs in the years to come. Our goal, as always, is to seize upon, in a timely and disciplined fashion, the possibilities we find in the health care sector, and to provide our shareholders unique opportunities to invest in today's newest and fastest growing health care companies.

GRAPHIC MATERIAL (5)

This graph compares the performance of Global Health Care Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the S&P Health Care Composite Index* from 5/1/98-12/31/98. *Standard & Poor's Health Care Composite Index was added this year by the fund manager.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Global Health Care Securities Fund
$10,000 Investment (5/1/98-12/31/98)

[LINE GRAPH}

                      Global Health Care                     S & P 500                  S&P Health Care
                        Securities Fund                                                 Composite Index
---------------------------------------------------------------------------------------------------------------
        5/1/98      $10,000                         $10,000                                 $10,000
       5/31/98      $ 9,560          -1.72%         $ 9,828                -1.93%           $ 9,807
       6/30/98      $10,070           4.06%         $10,227                 7.31%           $10,524
       7/31/98      $ 9,630          -1.07%         $10,118                 0.53%           $10,580
       8/31/98      $ 8,260         -14.46%         $ 8,655               -11.23%           $ 9,392
       9/30/98      $ 9,320           6.41%         $ 9,209                11.87%           $10,506
      10/31/98      $ 9,430           8.13%         $ 9,958                 3.62%           $10,887
      11/30/98      $10,090           6.06%         $10,562                 6.11%           $11,552
      12/31/98      $10,710           5.76%         $11,170                 4.31%           $12,050


Return                                7.10%                                11.70%                           20.50%

*Standard & Poor's Health Care Composite Index was added this year by the Fund Manager.


MUTUAL DISCOVERY SECURITIES FUND

Mutual Discovery Securities Fund generated a -5.00% cumulative total return for the year under review. Large-cap value stocks, which typically have held up better than growth stocks in market downturns, generally did not do so during last summer's two-month market correction. The Standard & Poor's 500's largest growth stocks, such as Microsoft Corp., Dell Corp. and Intel Corp., continued their extraordinary growth, pushing the major indices to record levels. Internet stocks traded at levels that confounded even traditional growth investors. Some perceived pockets of value, such as oil service companies, just got cheaper over the course of the year. We feel the relatively weak performance of value stocks contributed to the portfolio's flat performance during the period.

Some of our largest positions did perform well during the year. Montedison SpA, Suez Lyonnaise des Eaux SA, MediaOne Group Inc. and Morgan Stanley Dean Witter & Co. were all up significantly. Financial services stocks remained a major portfolio focus. During the third quarter market correction we made a significant investment in the brokerage sector, initiating positions in Lehman Brothers Holdings Inc. and Bear Stearns Co. Inc., as well as various European holding companies. We also added to our holdings in Morgan Stanley Dean Witter & Co.

Companies involved in deals and restructurings should again present opportunities in 1999. Two businesses we like are Investor AB, the Wallenberg family's Swedish holding company, and Brierley Investments Ltd., a New Zealand investment company trading at a substantial discount.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (6)
This chart shows the return for the Global Health Care Securities Fund as of 12/31/98.

Aggregate Total Return*
---------------------------------------------
Since Inception (5/1/98)               +7.10%


*Since the fund has existed for less than one year, the figures represent the aggregate total return since inception; therefore, average annual total returns are not provided.

GRAPHIC MATERIAL (7)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Mutual Discovery Securities Fund.

TOP 10 HOLDINGS
Mutual Discovery Securities Fund
12/31/98

COMPANY                                                         % OF TOTAL
INDUSTRY, COUNTRY                                               NET ASSETS
--------------------------------------------------------------------------
Suez Lyonnaise des Eaux SA                                        3.02%
Business & Public Services, France

Kansas City Southern Industries Inc.                              2.93%
Multi-Industry, US

Investor AB, A and B                                              2.41%
Multi-Industry, Sweden

Electrafina SA                                                    1.91%
Energy Sources, Belgium

Cie Financiere Richemont AG, A                                    1.80%
Multi-Industry, Switzerland

Montedison SpA                                                    1.65%
Multi-Industry, Italy

CGIP-Compagnie Generale
Industrie de Participation                                        1.63%
Multi-Industry, France

Railtrack Group Plc.                                              1.59%
Transportation, UK

Custos AB, A and B                                                1.35%
Multi-Industry, Sweden

Societe Elf Aquitaine SA, Br.                                     1.32%
Energy Sources, France



PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (9)
This chart shows the average annual total return for the Mutual Discovery Securities Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------
1-Year                         -5.00%

Since Inception (11/8/96)      +7.02%


Looking forward, we are confident that our disciplined value and special situation approach, which has been deeply out of favor, will prove rewarding.

Effective, November 1, 1998, Rob Friedman and David Marcus assumed their roles as portfolio co-managers. This change is designed to combine the benefits of our team approach with the increased focus and accountability that portfolio assignments create. The managers will continue to benefit from the ideas of all the investment professionals at the firm.

GRAPHIC MATERIAL (8)
This graph compares the performance of Mutual Discovery Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 2000 Index from 11/8/96 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Mutual Discovery Securities Fund
$10,000 Investment (11/8/96-12/31/98)

[LINE GRAPH]


                     MUTUAL DISCOVERY SECURITIES                            S&P500                    RUSSELL 2000 INDEX
-------------------------------------------------------------------------------------------------------------------------
         11/8/96            $10,000                                         $10,000                       $10,000
        11/30/96            $10,130                      5.54%              $10,554        3.02%          $10,302
        12/31/96            $10,200                     -1.98%              $10,345        2.62%          $10,572
         1/31/97            $10,660                      6.25%              $10,992        2.00%          $10,783
         2/28/97            $10,790                      0.78%              $11,078       -2.42%          $10,523
         3/31/97            $10,690                     -4.11%              $10,622       -4.72%          $10,026
         4/30/97            $10,630                      5.97%              $11,257        0.28%          $10,054
         5/31/97            $10,910                      6.09%              $11,942       11.12%          $11,172
         6/30/97            $11,325                      4.48%              $12,477        4.29%          $11,651
         7/31/97            $11,735                      7.96%              $13,470        4.65%          $12,193
         8/31/97            $11,715                     -5.60%              $12,716        2.29%          $12,472
         9/30/97            $12,356                      5.48%              $13,413        7.32%          $13,385
        10/31/97            $11,975                     -3.34%              $12,965       -4.39%          $12,798
        11/30/97            $12,025                      4.63%              $13,565       -0.65%          $12,714
        12/31/97            $12,175                      1.72%              $13,798        1.75%          $12,937
         1/31/98            $12,155                      1.11%              $13,952       -1.58%          $12,732
         2/28/98            $12,796                      7.21%              $14,958        7.39%          $13,673
         3/31/98            $13,496                      5.12%              $15,723        4.12%          $14,237
         4/30/98            $13,756                      1.01%              $15,882        0.55%          $14,315
         5/31/98            $13,896                     -1.72%              $15,609       -5.39%          $13,543
         6/30/98            $13,483                      4.06%              $16,243        0.21%          $13,572
         7/31/98            $12,971                     -1.07%              $16,069       -8.10%          $12,473
         8/31/98            $11,127                    -14.46%              $13,745      -19.42%          $10,050
         9/30/98            $10,655                      6.41%              $14,626        7.83%          $10,837
        10/31/98            $10,922                      8.13%              $15,816        4.08%          $11,280
        11/30/98            $11,485                      6.06%              $16,774        5.24%          $11,871
        12/31/98            $11,567                      5.76%              $17,740        6.19%          $12,605


NATURAL RESOURCES SECURITIES FUND

During the year under review, widespread concerns about a global economic slowdown caused increased market volatility in the natural resources sector. We feel the economic and political turmoil in Asia, Russia and Latin America, in particular, caused investors to question future demand levels for a wide range of commodities, including energy, chemicals, steel and paper. As a result, prices tumbled, industry production levels declined and company profitability soured. Some regions took preemptive efforts to ease monetary policy and others strove to improve economic stability, in an effort to stimulate worldwide commodity demand growth. In conjunction with industry efforts to curtail production, we believe the global balance between production and consumption may begin to improve. Additionally, historically low commodity prices pressured many companies to lower costs through technological advances and consolidation -- a valuable exercise in any price climate.

Generally, we invest in well-managed companies with fast-growing, highly efficient, technologically advanced operations throughout the steel, chemical, services, oil and gas, precious and base metal, and forest and paper sectors. We do not base our investments solely on the assumption that commodity prices will rise or fall. Rather, we look for companies with unique assets, healthy balance sheets, strong market positions, technological superiority, rapid, low-cost production growth and visible earnings growth.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

Our belief that prices and company profitability may improve significantly as supply/demand balances move into equilibrium underlies the fund's focus on the energy sector. As of the end of the reporting period, evidence demonstrating OPEC production cutbacks and non-OPEC production declines, associated with the lack of investment in marginal properties, supported our conviction that energy companies offered significant value under recent depressed conditions. An improvement in fundamentals may be reflected in the fourth-quarter rally from trough levels. While oilfield service companies like Varco International Inc., Atwood Oceanics Inc. and Transocean Offshore Inc. underperformed during the first three quarters of the year, they appear to have bottomed and have begun to reverse their decline. In the case of Varco International, the company should continue to benefit from high demand for its value-added drilling rig equipment, which makes oil and gas drilling safer and more productive. Atwood Oceanics and Transocean Offshore, leaders in the worldwide market for deep-water offshore drilling, may also continue to experience rising demand for their premium rigs capable of more cost-effective deep water drilling.

A theme that emerged among our holdings in the natural resource sector was consolidation, as many companies strove to improve their market positions by developing economies of scale, diversifying their product portfolios and service capabilities, and gaining significant cost savings and integration synergies. In the energy sector, Ocean Energy, Inc. and United Meridian Corp. (exploration and production) merged, creating a leading, independent producer of oil and gas with a geographically balanced portfolio. In oilfield services, Falcon Drilling Co., Inc. and Reading & Bates Corp. merged to create R&B Falcon Corp., a diversified offshore drilling contractor with a full complement of drilling rigs. Paper and forest products also saw consolidation, with Bowater Inc. successfully acquiring Canadian-based Avenor Inc. and Korean-based Halla Pulp & Paper Co., thus creating a low-cost global newsprint business. Finally, in the precious metals sector, Placer Dome, Inc. recently took a stake in Getchell Resources Inc., increasing its exposure to lower-cost reserves. By the end of the reporting period we sold Ocean Energy, United Meridian, R&B Falcon and Placer Dome because we believed they no longer offered superior risk-adjusted returns compared with other companies in the sector.

Although the portfolio has had successful periods from time to time since its inception, performance during the reporting period suffered some disappointments. Crude oil declined more significantly than expected, as a number of factors, including reduced demand expectations in Asia, higher levels of OPEC production, the return of Iraqi oil to the world market and a warmer than normal winter season in much of the northern hemisphere, combined to depress world markets. The 31% decline in crude oil prices during 1998 negatively impacted the fund's positions in exploration and production companies including Gulf Canada Resources Ltd. and Nuevo

GRAPHIC MATERIAL (10)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Natural Resources Securities Fund.

TOP 10 HOLDINGS
Natural Resources Securities Fund
12/31/98

COMPANY                                                   % OF TOTAL
INDUSTRY, COUNTRY                                          NET ASSETS
---------------------------------------------------------------------
Barrett Resources Corp.                                       3.8%
Energy Minerals, U.S.

AES Corp.                                                     3.3%
Industrial Services, U.S.

Newfield Exploration Co.                                      3.0%
Energy Minerals, U.S.

Stillwater Mining Co.                                         2.9%
Non-Energy Minerals, U.S.

Enron Oil & Gas Co.                                           2.7%
Energy Minerals, U.S.

Weatherford International Inc.                                2.5%
Producer Manufacturing, U.S.

Enron Corp.                                                   2.5%
Utilities, U.S.

Royal Dutch Petroleum Co., ADR                                2.4%
Energy Mineral, Netherlands

Texaco Inc.                                                   2.4%
Energy Minerals, U.S.

De Beers Consolidated Mines AG, ADR                           2.0%
Non-Energy Minerals, South Africa

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (12)
This chart shows the average annual total return for the Natural Resources Securities Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                            -25.38%

5-Year                             -8.81%

Since Inception (1/24/89)          -0.25%

--------------------------------------------------------------------------------

Energy Co. Our focus in this sector remains on companies with superior asset bases, low-cost operations and attractive reserve and production growth profiles, which over time should provide significant rewards to shareholders.

The unexpectedly strong performance of the paper and forest products sector, in which the portfolio was relatively underweighted (6.5% of total net assets), also hurt our performance relative to broader market indices. We began to add to the group by establishing new positions in Smurfit-Stone Container Corp. and increasing our weighting in existing holdings like Bowater.

Despite the potential for continued volatility, our outlook for 1999 remains positive. We hold fast to our belief that the long-term prospects for natural resources companies remain bright, and are convinced that Natural Resources Securities Fund is well positioned in this sector, with investments in companies that have superior management, lower costs, and the potential to add value throughout commodity price cycles.

GRAPHIC MATERIAL (11)
This graph compares the performance of Natural Resources Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the FT/S&P Actuaries World: Energy 50%/Basic Industries 50% Composite Index from 1/24/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index is a Standard & Poor Micropal.


TOTAL RETURN INDEX COMPARISON
Natural Resources Securities Fund
$10,000 Investment (1/24/89-12/31/98)

                                                                                               FT/S&P ACTUARIES WORLD:
                                                                                                   ENERGY 50%/BASIC
                    NATURAL RESOURCES                                                           INDUSTRIES 50% COMPOSITE
                     SECURITIES FUND                               S&P 500                              INDEX
---------------------------------------------------------------------------------------------------------------------
      01/24/89          $10,000                                   $ 10,000                              $10,000
      01/31/89          $10,020                       1.65%       $ 10,165          1.14%               $10,114
      02/28/89          $10,080                      -2.49%       $  9,912          1.32%               $10,247
      03/31/89          $10,150                       2.33%       $ 10,143          2.99%               $10,553
      04/30/89          $10,220                       5.19%       $ 10,670          1.37%               $10,698
      05/31/89          $10,090                       4.05%       $ 11,102          -3.74%              $10,298
      06/30/89          $10,360                      -0.57%       $ 11,038          -2.13%              $10,079
      07/31/89          $10,500                       9.03%       $ 12,035          8.52%               $10,937
      08/31/89          $10,750                       1.96%       $ 12,271          -2.08%              $10,710
      09/30/89          $11,110                      -0.41%       $ 12,221          2.35%               $10,961
      10/31/89          $11,180                      -2.32%       $ 11,937          -1.71%              $10,774
      11/30/89          $12,230                       2.04%       $ 12,181          4.66%               $11,276
      12/31/89          $12,430                       2.40%       $ 12,473          5.26%               $11,869
      01/31/90          $12,920                      -6.71%       $ 11,636          -3.20%              $11,489
      02/28/90          $12,180                       1.29%       $ 11,786          -2.44%              $11,209
      03/31/90          $12,038                       2.65%       $ 12,099          -5.91%              $10,547
      04/30/90          $11,258                      -2.49%       $ 11,797          -2.37%              $10,297
      05/31/90          $11,947                       9.75%       $ 12,948          9.62%               $11,287
      06/30/90          $11,380                      -0.67%       $ 12,861          -1.81%              $11,083
      07/31/90          $12,038                      -0.32%       $ 12,820          6.58%               $11,812
      08/31/90          $11,694                      -9.04%       $ 11,661          -6.70%              $11,021
      09/30/90          $11,501                      -4.87%       $ 11,093          -8.52%              $10,082
      10/31/90          $10,448                      -0.43%       $ 11,045          5.82%               $10,669
      11/30/90          $10,185                       6.46%       $ 11,759          -2.89%              $10,360
      12/31/90          $10,651                       2.79%       $ 12,087          0.57%               $10,419
      01/31/91          $ 9,831                       4.36%       $ 12,614          -0.21%              $10,397
      02/28/91          $10,701                       7.15%       $ 13,516          11.49%              $11,592
      03/31/91          $10,610                       2.42%       $ 13,843          -3.61%              $11,174
      04/30/91          $10,560                       0.24%       $ 13,876          1.95%               $11,391
      05/31/91          $10,853                       4.31%       $ 14,474          0.38%               $11,435
      06/30/91          $11,258                      -4.58%       $ 13,811          -5.14%              $10,847
      07/31/91          $11,382                       4.66%       $ 14,455          4.99%               $11,388
      08/31/91          $10,814                       2.37%       $ 14,797          -0.97%              $11,278
      09/30/91          $10,834                      -1.67%       $ 14,550          2.73%               $11,586
      10/31/91          $11,227                       1.34%       $ 14,745          2.09%               $11,828
      11/30/91          $11,361                      -4.03%       $ 14,151          -6.92%              $11,009
      12/31/91          $10,617                      11.44%       $ 15,770          4.17%               $11,468
      01/31/92          $11,340                      -1.86%       $ 15,476          -1.97%              $11,242
      02/29/92          $11,165                       1.29%       $ 15,676          -2.32%              $10,982
      03/31/92          $10,752                      -1.95%       $ 15,370          -3.62%              $10,584
      04/30/92          $10,607                       2.94%       $ 15,822          4.86%               $11,099
      05/31/92          $11,123                       0.49%       $ 15,900          4.76%               $11,627
      06/30/92          $11,407                      -1.49%       $ 15,663          -4.55%              $11,098
      07/31/92          $11,492                       4.09%       $ 16,303          -0.54%              $11,038
      08/31/92          $11,120                      -2.05%       $ 15,969          2.01%               $11,260
      09/30/92          $10,982                       1.17%       $ 16,156          -0.85%              $11,164
      10/31/92          $10,313                       0.34%       $ 16,211          -5.05%              $10,600
      11/30/92          $ 9,612                       3.40%       $ 16,762          -0.83%              $10,512
      12/31/92          $ 9,941                       1.23%       $ 16,968          0.99%               $10,616
      01/31/93          $ 9,867                       0.84%       $ 17,111          0.59%               $10,679
      02/28/93          $10,355                       1.36%       $ 17,344          4.15%               $11,122
      03/31/93          $11,343                       2.11%       $ 17,710          6.40%               $11,834
      04/30/93          $12,108                      -2.42%       $ 17,281          5.82%               $12,523
      05/31/93          $13,658                       2.67%       $ 17,742          2.18%               $12,796
      06/30/93          $13,737                       0.29%       $ 17,794          -2.39%              $12,490
      07/31/93          $14,957                      -0.40%       $ 17,723          2.48%               $12,800
      08/31/93          $13,823                       3.79%       $ 18,394          3.73%               $13,277
      09/30/93          $12,689                      -0.77%       $ 18,253          -2.01%              $13,010
      10/31/93          $13,887                       2.07%       $ 18,631          1.72%               $13,234
      11/30/93          $13,769                      -0.95%       $ 18,454          -5.69%              $12,481
      12/31/93          $15,471                       1.21%       $ 18,677          4.54%               $13,048
      01/31/94          $15,578                       3.40%       $ 19,312          7.71%               $14,054
      02/28/94          $14,925                      -2.71%       $ 18,789          -1.55%              $13,836
      03/31/94          $15,096                      -4.36%       $ 17,969          -3.50%              $13,351
      04/30/94          $14,390                       1.28%       $ 18,199          5.19%               $14,044
      05/31/94          $14,861                       1.64%       $ 18,498          0.29%               $14,085
      06/30/94          $14,546                      -2.45%       $ 18,045          -0.36%              $14,034
      07/31/94          $14,826                       3.28%       $ 18,637          3.82%               $14,571
      08/31/94          $15,482                       4.10%       $ 19,401          2.70%               $14,964
      09/30/94          $16,494                      -2.44%       $ 18,927          -1.85%              $14,687
      10/31/94          $15,905                       2.25%       $ 19,353          4.39%               $15,332
      11/30/94          $14,635                      -3.64%       $ 18,649          -5.74%              $14,452
      12/31/94          $15,162                       1.48%       $ 18,925          -0.02%              $14,449
      01/31/95          $13,376                       2.59%       $ 19,415          -1.25%              $14,268
      02/28/95          $13,978                       3.90%       $ 20,172          0.79%               $14,381
      03/31/95          $15,280                       2.95%       $ 20,767          5.24%               $15,135
      04/30/95          $15,431                       2.94%       $ 21,378          4.23%               $15,775
      05/31/95          $15,323                       4.00%       $ 22,233          -0.10%              $15,759
      06/30/95          $15,309                       2.32%       $ 22,748          -2.11%              $15,427
      07/31/95          $15,805                       3.32%       $ 23,504          4.87%               $16,178
      08/31/95          $15,705                       0.25%       $ 23,563          -2.96%              $15,699
      09/30/95          $15,772                       4.22%       $ 24,557          1.10%               $15,872
      10/31/95          $14,008                      -0.36%       $ 24,468          -2.09%              $15,540
      11/30/95          $15,232                       4.39%       $ 25,543          3.49%               $16,082
      12/31/95          $15,518                       1.93%       $ 26,036          3.73%               $16,682
       1/31/96          $18,086                       3.40%       $ 26,921          1.86%               $16,992
       2/29/96          $18,218                       0.93%       $ 27,171          0.68%               $17,108
       3/31/96          $18,307                       0.96%       $ 27,432          4.16%               $17,820
       4/30/96          $18,406                       1.47%       $ 27,835          2.69%               $18,299
       5/31/96          $19,111                       2.58%       $ 28,553          -0.42%              $18,222
       6/30/96          $16,850                       0.38%       $ 28,662          -0.29%              $18,169
       7/31/96          $16,500                      -4.42%       $ 27,395          -3.34%              $17,562
       8/31/96          $17,133                       2.11%       $ 27,973          1.88%               $17,893
       9/30/96          $16,173                       5.63%       $ 29,548          3.08%               $18,444
      10/31/96          $16,286                       2.76%       $ 30,363          2.12%               $18,835
      11/30/96          $16,139                       7.56%       $ 32,659          3.56%               $19,505
      12/31/96          $16,139                      -1.98%       $ 32,012          -0.50%              $19,408
       1/31/97          $15,337                       6.25%       $ 34,013          0.52%               $19,509
       2/28/97          $17,088                       0.78%       $ 34,278          -0.77%              $19,358
       3/31/97          $15,303                      -4.11%       $ 32,870          1.40%               $19,629
       4/30/97          $14,456                       5.97%       $ 34,832          0.01%               $19,631
       5/31/97          $15,348                       6.09%       $ 36,953          5.79%               $20,768
       6/30/97          $14,761                       4.48%       $ 38,609          3.52%               $21,499
       7/31/97          $14,818                       7.96%       $ 41,682          3.59%               $22,271
       8/31/97          $15,093                      -5.60%       $ 39,348          -4.63%              $21,240
       9/30/97          $16,102                       5.48%       $ 41,504          4.22%               $22,136
      10/31/97          $14,807                      -3.34%       $ 40,118          -5.97%              $20,815
      11/30/97          $13,145                       4.63%       $ 41,975          -3.61%              $20,063
      12/31/97          $13,076                       1.72%       $ 42,697          -1.87%              $19,688
       1/31/98          $12,480                       1.11%       $ 43,171          -0.13%              $19,662
       2/28/98          $13,145                       7.21%       $ 46,284          5.70%               $20,783
       3/31/98          $13,833                       5.12%       $ 48,653          4.22%               $21,660
       4/30/98          $14,371                       1.01%       $ 49,145          2.69%               $22,243
       5/31/98          $12,996                      -1.72%       $ 48,300          -2.12%              $21,771
       6/30/98          $12,107                       4.06%       $ 50,260          -2.77%              $21,168
       7/31/98          $10,793                      -1.07%       $ 49,723          -5.89%              $19,921
       8/31/98          $ 8,153                     -14.46%       $ 42,533         -13.63%              $17,206
       9/30/98          $ 9,792                       6.41%       $ 45,259          8.07%               $18,595
      10/31/98          $10,502                       8.13%       $ 48,939          5.13%               $19,549
      11/30/98          $ 9,781                       6.06%       $ 51,904          1.51%               $19,844
      12/31/98          $ 9,758         -0.24%        5.76%       $ 54,894          -0.93%              $19,659


SMALL CAP FUND

In keeping with its philosophy, Small Cap Fund seeks growth at a reasonable price. We look for companies with some competitive advantage, such as intellectual property, barriers to market entry for competitors or a faster-than-average growth trend. At the same time, we expect to pay a reasonable price for that growth. We attempt to do this with portfolio construction and stock selection based on bottom-up research from our equity analysts who identify target buy and sell prices for the securities they follow.

The year under review was challenging for the small-cap world, with the small cap market underperforming large caps by a significant amount. Small Cap Fund returned -0.98% for the reporting period, slightly underperforming the Russell 2500


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

Index's 0.38% return. However, the S&P 500 Index, which consists of 500 widely held U.S. common stocks, returned 28.6%, reflecting investors' appetite for large cap stocks.*

We cannot predict when small cap stocks will begin to outperform their larger counterparts. However, it is worth noting that over the long term small cap stocks have outperformed large caps. Normally if there are signs that the global economy is beginning a new cyclical upturn, small caps tend to outperform the market; we do not expect this to happen for at least six months. As of the end of the reporting period signs of a slowing economy and significant risks overseas persisted. Until these situations stabilize, we would not expect small caps or value stocks to outperform the large-cap growth category. However, the overall small-cap picture tends to obscure subcategories such as oil and gas, which we believe are undervalued, and where the portfolio retains an overweight position. We anticipate this area may deliver excellent returns in the next couple of years, as we don't expect oil prices to stay this low forever. Our growth at a reasonable price strategy influenced our purchase of some economically sensitive stocks, including deepwater drillers, real estate investment trusts (REITs) and semiconductor equipment manufacturers.

Technology services and electronic technology were our best-performing sectors where we maintained a 38.4% weighting as of year-end. This group benefits from the competitive advantages of intellectual property and continuous growth; however, the sector can be quite volatile. Among technology companies, we see a tremendous future specifically for data mining, which we expect to benefit from large-scale corporate spending. This should be possible when Year 2000 expenditure is over, probably by late 1999. Data mining software enables end-users to generate useful reports based on information in a database. One example of this is access to real-time, instantaneous sales reporting, broken down by region, product, broker and date.

The portfolio leveraged the data mining trend in direct and indirect ways. One of our largest positions was in Documentum Inc., a leader in document management software for corporations. Their product is especially useful to law firms and pharmaceutical companies that must manage large amounts of data in text format. Another favorite was Sapient Corp., a company that derives a large portion of its revenues from providing Internet and intranet technology consulting services. For fourth quarter 1998, Documentum and Sapient's earnings were about 50% and 30%, respectively. Another company we liked was Uniphase Corp., a leader in laser technology used for dense wavelength division multiplexing (DWDM), which increases carrying capacity for fiber-optic cable. Their fourth quarter earnings were about 35% as of December 31, 1998.


--------------------------------------------------------------------------------
GRAPHIC MATERIAL (13)
This chart shows the top 10 industry breakdown based on the percentage of total net assets on 12/31/98 for the Small Cap Fund.

TOP 10 INDUSTRY BREAKDOWN
Small Cap Fund
12/31/98

                                     % OF TOTAL
INDUSTRY                             NET ASSETS
-----------------------------------------------
Electronic Technology                    17.9%

Technology Services                      20.5%

Finance                                  16.5%

Utilities                                 4.9%

Energy Minerals                           4.0%

Transportation                            3.8%

Industrial Services                       3.6%

Consumer Services                         3.6%

Health Technology                         3.5%

Health Services                           3.3%

--------------------------------------------------------------------------------


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (15)
This chart shows the average annual total return for the Small Cap Fund as of 12/31/98.

Average Annual Total Return
---------------------------------------------------
1-Year                                       -0.98%

Since Inception (11/1/95)                   +14.51%

--------------------------------------------------------------------------------

Of course, future growth rates will vary, but we consider these figures as well as other information in assessing a company's future prospects.

Although we cannot predict how small caps will perform against large caps, we are very bullish on our prospects going forward.


TOTAL RETURN INDEX COMPARISON
Small Cap Fund
$10,000 Investment (11/1/95-12/31/98)

GRAPHIC MATERIAL (14)

This graph compares the performance of Small Cap Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 2500 Index from 11/1/95-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

                           SMALL CAP                                          S&P500                       RUSSELL 2500 INDEX
------------------------------------------------------------------------------------------------------------------------------
         11/1/95            $10,000                                           $10,000                            $10,000
        11/30/95            $9,700                              4.39%         $10,439         4.27%              $10,427
        12/31/95            $10,230                             1.93%         $10,640         1.71%              $10,605
         1/31/96            $10,370                             3.40%         $11,002         0.71%              $10,681
         2/29/96            $10,850                             0.93%         $11,105         3.01%              $11,002
         3/31/96            $11,140                             0.96%         $11,211         2.04%              $11,227
         4/30/96            $12,250                             1.47%         $11,376         4.62%              $11,745
         5/31/96            $12,760                             2.58%         $11,669         2.71%              $12,063
         6/30/96            $12,154                             0.38%         $11,714        -3.07%              $11,693
         7/31/96            $11,054                            -4.42%         $11,196        -7.32%              $10,837
         8/31/96            $12,114                             2.11%         $11,432         5.75%              $11,460
         9/30/96            $12,654                             5.63%         $12,076         4.33%              $11,957
        10/31/96            $12,404                             2.76%         $12,409        -0.66%              $11,878
        11/30/96            $12,964                             7.56%         $13,347         4.83%              $12,451
        12/31/96            $13,204                            -1.98%         $13,083         1.37%              $12,622
         1/31/97            $13,494                             6.25%         $13,901         2.76%              $12,970
         2/28/97            $12,864                             0.78%         $14,009        -1.49%              $12,777
         3/31/97            $11,954                            -4.11%         $13,433        -4.53%              $12,198
         4/30/97            $12,034                             5.97%         $14,235         1.27%              $12,353
         5/31/97            $13,744                             6.09%         $15,102         9.21%              $13,491
         6/30/97            $14,269                             4.48%         $15,779         4.09%              $14,043
         7/31/97            $15,175                             7.96%         $17,035         5.86%              $14,866
         8/31/97            $15,330                            -5.60%         $16,081         1.39%              $15,072
         9/30/97            $16,813                             5.48%         $16,962         6.54%              $16,058
        10/31/97            $16,103                            -3.34%         $16,396        -4.49%              $15,337
        11/30/97            $15,721                             4.63%         $17,155         0.45%              $15,406
        12/31/97            $15,505                             1.72%         $17,450         1.89%              $15,697
         1/31/98            $15,443                             1.11%         $17,644        -1.53%              $15,457
         2/28/98            $16,659                             7.21%         $18,916         7.26%              $16,579
         3/31/98            $17,318                             5.12%         $19,884         4.39%              $17,307
         4/30/98            $17,565                             1.01%         $20,085         0.38%              $17,373
         5/31/98            $16,319                            -1.72%         $19,740        -4.64%              $16,567
         6/30/98            $16,327                             4.06%         $20,541         0.12%              $16,586
         7/31/98            $14,726                            -1.07%         $20,321        -6.87%              $15,447
         8/31/98            $11,269                           -14.46%         $17,383       -18.86%              $12,534
         9/30/98            $12,343                             6.41%         $18,497         7.10%              $13,424
        10/31/98            $13,149                             8.13%         $20,001         5.47%              $14,158
        11/30/98            $14,145                             6.06%         $21,213         4.95%              $14,859
        12/31/98            $15,353           8.54%             5.76%         $22,435         6.06%              $15,759

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The year under review was a test of faith for emerging markets investors. Early 1998 saw the renewal of currency stability in Asia, and a reduction of the "Asian contagion" threat, a spreading of the Asian crisis, to other developing markets. We feel the outlook for many emerging markets brightened over the short term, as South Korea and other Asian countries restructured their long-term debt and the International Monetary Fund (IMF) introduced aid packages. However, Indonesia's political turmoil and Japan's currency crisis renewed concern about the health of all emerging market economies.

While Asian countries were improving or at least stabilizing, Latin America faced a tougher environment. Commodity prices, the driving force behind many Latin American economies, continued to sink during the first half of 1998. The Asian currency devaluations added to woes, increasing many investors' fears that the Asian contagion would spread to the region and competition from cheaper Asian products would grow. However, Latin America received at least one benefit from the Asian crisis. Governments saw in Asia their possible future if they did not make reforms. As a result, many Latin American governments stepped up their privatization efforts and introduced reforms to boost government income. Toward the end of the reporting period, most major Latin American markets were striking a precarious balance between the negative factors abroad and more positive domestic events.

The emerging markets crisis could well have ended as early as July 1998, if not for Russia. In July, the IMF extended aid to the nation, despite its failed attempt to revise


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

the tax system and apparent lack of overall economic and corporate policy improvement. Unfortunately, the extension did little to encourage the Russians to undergo policy and practice amendments. In mid-August, the Russian central bank, taking note of the country's deteriorating condition, announced a 90-day moratorium on foreign debt repayment. At the same time, the central bank announced it would restructure the domestic debt market, or GKO market, and allow the ruble to devalue by 30%.

The international banking community appeared to view the events as the expropriation of its investment dollars and in retaliation for the restructuring, threatened to sue the Russian government and freeze Russian assets. As of December, the banks and the Russian government had reportedly reached a deal, but no details were yet available.

Speculation that the U.S. and leading European nations had a high degree of exposure to the Russian economy, in our view, weakened the U.S. dollar and other major currencies. This, in turn, created concerns that other emerging markets, most notably Hong Kong, would undertake similar measures, renewing speculative attacks on its currency. Sentiment toward emerging markets suffered immensely, and in September, many emerging markets sank well below their lows of January and June to near historically low levels.

We believe the effects of the Russian crisis, while at first overwhelmingly negative, proved to have two long-term positives for emerging markets. First, the weakness of major currencies, especially the U.S. dollar and the German mark, helped those emerging markets with a high degree of U.S. dollar-denominated foreign debt. The U.S. dollar fell against other major currencies over the reporting period, thus resulting in a debt reduction for many emerging markets. In addition, the U.S. dollar devaluation also significantly increased the value of Japanese yen, making Japanese exports more expensive than those of other Asian and Latin American countries and increasing many emerging countries' competitiveness.

Second, the Russian crisis seemed to focus the international community on the global economy's condition. When Malaysia announced unprecedented foreign exchange restrictions locking foreign investors into the country, the U.S. and other Group of Seven* nations acted. During the later part of the year, many developed countries cut their prime rates, followed by some developing markets. We think these cuts were the catalyst for the growth experienced during the last quarter of 1998. Regional performances also improved partly due to the IMF's offering of aid to Brazil, further appreciation of the yen against the U.S. dollar and European adjustments prior to launching the euro.

GRAPHIC MATERIAL (16)

This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton Developing Markets Equity Fund.

TOP 10 HOLDINGS
TEMPLETON DEVELOPING
MARKETS EQUITY FUND
12/31/98
--------------------------------------------------------------------------------

COMPANY                                                         % OF TOTAL
INDUSTRY, COUNTRY                                               NET ASSETS
--------------------------------------------------------------------------
Telefonos de Mexico SA (Telmex), L, ADR                            4.9%
Telecommunications, Mexico

Akbank                                                             2.8%
Banking, Turkey

Centrais Eletricas Brasileiras SA (Electrobas                      2.5%
Utilities Electrical & Gas, Brazil

Thai Farmers Bank Public Co. Ltd.                                  2.4%
Banking, Thailand

Cemex SA                                                           2.3%
Building Materials & Components, Mexico

CEZ AS                                                             1.7%
Utilities Electrical & Gas, Czech Republic

Cheung Kong Holdings Ltd.                                          1.5%
Multi-Industry, Hong Kong

New World Development Co. Ltd.                                     1.4%
Real Estate, Hong Kong

Compania De Telecomunicaciones
De Chile SA, ADR                                                   1.4%
Telecommunications, Chile

Molinos Rio de la Plata SA, B                                      1.4%
Food and Household Products, Argentina

--------------------------------------------------------------------------------


*The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K., Italy and Canada.

--------------------------------------------------------------------------------
WE ARE REPLACING THE MSCI WORLD INDEX WITH THE MSCI EMERGING MARKETS FREE INDEX. BECAUSE THE NEW INDEX INCORPORATES ONLY EMERGING MARKETS SECURITIES THAT CAN BE FREELY PURCHASED BY FOREIGNERS, WE BELIEVE IT BETTER MATCHES THE INVESTMENTS OF THE FUND.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES
BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE MSCI AND THE INTERNATIONAL FINANCE CORPORATION.

GRAPHIC MATERIAL (18)

This chart shows the average annual total return for the Templeton Developing Markets Equity Fund as of 12/31/98.

Average Annual Total Return
----------------------------------------------
1-Year                                 -21.61%

3-Year                                  -4.53%

Since Inception (3/15/94)               -3.22%

--------------------------------------------------------------------------------

The emerging markets entered a crucial time in their development, when we felt actions by individual governments would have long-lasting effects on emerging market values. Flushed by the recent strength and individual markets' apparent return to good standing with investors, local governments may find it difficult to push through tough reforms necessary for continued growth. In addition, while investor sentiment improved drastically over the past three months, the improvement appeared to come principally from a handful of buyers. Strategic investors continued to move into markets, seeking to acquire assets with huge potential at bargain prices. This change in sentiment appears to indicate many feel a bottom was reached. However, in the case of another correction, we are concerned that it is not likely that many of these investors would wait until it ran its course, but would rather take profit and wait out the slump, thereby exacerbating the correction and watering down sentiment.

Within this environment, the portfolio performed favorably relative to its benchmark, the MSCI Emerging Markets Free Index. During the year under review we shifted our major weightings to favor Asia's more developed markets, Hong Kong and Singapore, and those Asian markets we expect to recover the quickest, Thailand and Korea. We positioned the portfolio in an effort to maximize these markets' returns based on our anticipation of a sustained recovery. Looking ahead, we continue to be optimistic about the future performance of emerging-market investments, despite significant risks. The threat of slowing reform and a short-term correction remain; however, over the long term, competition between foreign and domestic investors may drive demand and prices higher. In addition, the increasing activity of strategic multinational investors may boost demand for equities and add stability in general. Add to the mix the growing number of investors bargain hunting for assets, and the competition has the potential to become more intense over the longer term. Of course, there are still potential problems, such as hedge funds pulling out and government intervention. However, we feel their effects would probably be relatively short-term and only serve to mask the actual growth being achieved by individual companies. It is this individual growth from which we expect to capitalize well into the future.


TOTAL RETURN INDEX COMPARISON
Templeton Developing Markets Equity Fund
$10,000 Investment (3/15/94-12/31/98)

Food and Household Products, Argentina

GRAPHIC MATERIAL (17)
This graph compares the performance of Templeton Developing Markets Equity Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index, MSCI Emerging Markets Free Index, and IFC Investable Composite Index from 3/15/94-12/31/98.

We are replacing the MSCI World Index with the MSCI Emerging Markets Free Index. Because the new index incorporates only emerging markets securities that can be freely purchased by foreigners, we believe it better matches the investments of the fund.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and the International Finance Corporation.


                   TEMPLETON DEVELOPING       MSCI WORLD INDEX            MSCI EMERGING            IFC INVESTABLE
                    MARKETS EQUITY FUND                                 MARKETS FREE INDEX         COMPOSITE INDEX
-------------------------------------------------------------------------------------------------------------------
        3/15/94           $10,000                 $10,000                     $10,000                  $10,000
        3/31/94           $10,000                 $ 9,774                     $ 9,512                  $ 9,452
        4/30/94           $10,060                 $10,078                     $ 9,321                  $ 9,272
        5/31/94           $10,040                 $10,105                     $ 9,640                  $ 9,491
        6/30/94           $9,990                  $10,079                     $ 9,375                  $ 9,154
        7/31/94           $10,250                 $10,272                     $ 9,958                  $ 9,811
        8/31/94           $10,530                 $10,583                     $11,193                  $11,073
        9/30/94           $10,520                 $10,307                     $11,321                  $11,347
       10/31/94           $10,410                 $10,602                     $11,116                  $10,972
       11/30/94           $10,000                 $10,144                     $10,538                  $10,551
       12/31/94           $ 9,560                 $10,245                     $ 9,692                  $ 9,434
        1/31/95           $ 8,910                 $10,093                     $ 8,661                  $ 8,173
        2/28/95           $ 8,780                 $10,242                     $ 8,439                  $ 8,067
        3/31/95           $ 9,150                 $10,737                     $ 8,492                  $ 8,052
        4/30/95           $ 9,540                 $11,114                     $ 8,873                  $ 8,385
        5/31/95           $ 9,800                 $11,211                     $ 9,345                  $ 8,698
        6/30/95           $ 9,855                 $11,210                     $ 9,373                  $ 8,749
        7/31/95           $10,438                 $11,773                     $ 9,583                  $ 9,028
        8/31/95           $10,167                 $11,513                     $ 9,358                  $ 8,786
        9/30/95           $10,096                 $11,850                     $ 9,313                  $ 8,722
       10/31/95           $ 9,735                 $11,666                     $ 8,957                  $ 8,391
       11/30/95           $ 9,664                 $12,073                     $ 8,797                  $ 8,349
       12/31/95           $ 9,825                 $12,428                     $ 9,187                  $ 8,639
        1/31/96           $10,880                 $12,655                     $ 9,840                  $ 9,375
        2/29/96           $10,659                 $12,734                     $ 9,684                  $ 9,156
        3/31/96           $10,860                 $12,949                     $ 9,759                  $ 9,290
        4/30/96           $11,222                 $13,255                     $10,149                  $ 9,662
        5/31/96           $11,382                 $13,269                     $10,104                  $ 9,580
        6/30/96           $11,390                 $13,339                     $10,167                  $ 9,693
        7/31/96           $10,782                 $12,870                     $ 9,472                  $ 9,056
        8/31/96           $10,957                 $13,021                     $ 9,715                  $ 9,336
        9/30/96           $11,194                 $13,533                     $ 9,799                  $ 9,474
       10/31/96           $11,184                 $13,629                     $ 9,538                  $ 9,271
       11/30/96           $11,617                 $14,396                     $ 9,697                  $ 9,408
       12/31/96           $11,947                 $14,168                     $ 9,741                  $ 9,449
        1/31/97           $12,833                 $14,340                     $10,406                  $10,117
        2/28/97           $13,214                 $14,508                     $10,851                  $10,611
        3/31/97           $12,957                 $14,224                     $10,566                  $10,350
        4/30/97           $13,101                 $14,691                     $10,585                  $10,174
        5/31/97           $13,730                 $15,601                     $10,888                  $10,519
        6/30/97           $14,275                 $16,381                     $11,471                  $10,974
        7/31/97           $14,826                 $17,138                     $11,642                  $11,084
        8/31/97           $13,449                 $15,994                     $10,160                  $ 9,669
        9/30/97           $14,243                 $16,865                     $10,442                  $ 9,976
       10/31/97           $11,573                 $15,980                     $ 8,729                  $ 8,343
       11/30/97           $10,958                 $16,266                     $ 8,410                  $ 7,943
       12/31/97           $10,905                 $16,466                     $ 8,613                  $ 8,057
        1/31/98           $ 9,951                 $16,928                     $ 7,937                  $ 7,526
        2/28/98           $11,032                 $18,076                     $ 8,766                  $ 8,294
        3/31/98           $11,499                 $18,842                     $ 9,146                  $ 8,619
        4/30/98           $11,636                 $19,029                     $ 9,046                  $ 8,641
        5/31/98           $ 9,877                 $18,793                     $ 7,807                  $ 7,564
        6/30/98           $ 8,932                 $19,242                     $ 6,988                  $ 6,793
        7/31/98           $ 8,981                 $19,214                     $ 7,209                  $ 7,061
        8/31/98           $ 6,631                 $16,654                     $ 5,125                  $ 5,076
        9/30/98           $ 7,088                 $16,952                     $ 5,450                  $ 5,317
       10/31/98           $ 8,152                 $18,487                     $ 6,024                  $ 5,933
       11/30/98           $ 8,895                 $19,590                     $ 6,525                  $ 6,379
       12/31/98           $ 8,548                 $20,550                     $ 6,430                  $ 6,281


Total Return              -14.52%                  105.50%                     -35.70%                  -37.19%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

TEMPLETON GLOBAL GROWTH FUND

For global investors, 1998 was a year of extreme volatility. During the summer, the crisis that began in Asia spread to other emerging markets. Russia, in particular, with its precarious debt-financing needs, came under tremendous pressure, declared a moratorium on debt service and ultimately devalued its currency, the ruble, seeking some stability. These developments, among other factors, negatively influenced other developing markets, especially those in Latin America.

Behind the volatile market activity, many of the world's economies were relatively healthy, showing moderately strong growth with little threat of inflation. The U.S. economic expansion continued for the sixth consecutive year, while unemployment fell to levels not seen since the early 1970s. Many European economies also emerged from a sluggish growth environment to post impressive economic gains. In particular, smaller European economies, such as Finland, Spain and the Netherlands, began to expand quite rapidly during the year, as the delayed impact of low, long-term interest rates stimulated economic activity. By the end of the reporting period, accelerating economic growth spread to the larger European economies of Germany, France and Italy.

Japan was a notable exception. Approximately nine years after the Japanese stock market bubble burst, Japanese banks were still hampered by an enormous amount of bad debt. During the year under review, government policy-makers appeared unable to craft a solution to Japan's banking and economic woes. At the end of the reporting period, Japan remained in a recession and in our view had little near-term prospects of moving again into positive growth territory. We believe Japan's ongoing troubles contributed greatly to the emerging markets crisis. The yen's persistent weakness and the country's poor domestic demand for exports from other Asian markets put enormous pressure on developing Asian economies.

We sought to take advantage of the market volatility by buying out-of-favor securities during periods of investor pessimism and selling securities that we felt had reached their full value. In early 1998, we began to take profits in several continental European companies, which we felt reached extreme valuations on a historical basis. We slightly decreased our U.S. holdings as well, from about 23% of total net assets on December 31, 1997, to 21.1% at the end of the reporting period, because we felt value was difficult to find there. In general, we redeployed these assets into companies we considered undervalued, many located in the U.K., Asia and Latin America. Two important purchases during the year were U.K.-based General Electric Co. Plc. and Mexico-based diversified industrial company Industrias Penoles SA.


--------------------------------------------------------------------------------
[PIE CHART]

GRAPHIC MATERIAL (19)
This chart shows in pie format the geographic distribution of the Templeton Global Growth Fund Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton Global Growth Fund
Based on Total Net Assets
12/31/98

Europe                                               38.7%
North America                                        24.8%
Asia                                                 19.6%
Latin America                                         6.1%
Australia/New Zealand                                 3.7%
Africa                                                0.9%
Short-term Investments & Other Net Assets             6.2%

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (20)
This chart shows the cop 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton Global Growth Fund.

TOP 10 HOLDINGS
Templeton Global Growth Fund
12/31/98

COMPANY                                               % OF TOTAL
INDUSTRY, COUNTRY                                      NET ASSETS
-----------------------------------------------------------------
Electrabel SA                                             2.4%
Utilities Electrical & Gas, Belgium

Zurich Allied AG                                          1.9%
Insurance, Switzerland

Iberdrola SA, Br                                          1.9%
Utilities Electrical & Gas, Spain

Axa-UAP                                                   1.8%
Financial Services, France

Danzas Holding AG                                         1.7%
Transportation, Switzerland

Pharmacia & Upjohn Inc.                                   1.7%
Health & Personal Care, U.S.

National Grid Group Plc.                                  1.6%
Utilities Electrical & Gas, U.K

Raytheon Co., A                                           1.5%
Aerospace & Military Technology, U.S.

Swire Pacific Ltd., A & B                                 1.5%
Multi-Industry, Hong Kong

Hutchison Whampoa Ltd.                                    1.4%
Multi-Industry, Hong Kong

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WE ARE REPLACING THE MSCI WORLD INDEX WITH THE MSCI ALL COUNTRIES WORLD FREE INDEX. BECAUSE THE NEW INDEX INCLUDES BOTH DEVELOPED AND EMERGING MARKETS, WE BELIEVE IT BETTER MATCHES THE INVESTMENTS OF THE FUND. PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS MSCI.

GRAPHIC MATERIAL (22)
This chart shows the average annual total return for the Templeton Global Growth Fund as of 12/31/98.

Average Annual Total Return
--------------------------------------------------------
1-Year                                   +8.98%

3-Year                                  +14.48%

Since Inception (3/15/94)               +12.30%

--------------------------------------------------------------------------------

Finding potential value in Asia, we increased our weighting there, from 8.9% of the portfolio's total net assets at the beginning of the year to 19.6% on December 31, 1998. Believing the Hong Kong market to be particularly attractive, we increased our holdings from 3.88% to 9.1% of total net assets during the same period. The most significant purchase during the period was Hutchison Whampoa Ltd., one of Hong Kong's largest conglomerates, with interests ranging from telecommunications, to retail, to ports, to infrastructure investment in China. The management has consistently been able to unlock value for shareholders, and we were able take a position at a sizeable discount to its net asset value. In our opinion, the purchase price gave no account for the future growth potential of the company's investments in Hong Kong, China or the U.K.

Unfortunately, our investments in Hong Kong and other emerging markets hurt our recent performance. However, while we think share prices in Asia and much of the emerging markets already sell at levels that discount the problems of falling asset prices and tighter liquidity, many stocks in parts of Europe and the U.S. are still buoyed by unrealistically high expectations, in our opinion. For a long-term investor who can afford to be patient, we believe risk is minimized by investing where expectations are already low and where share prices are supported by value, not by momentum. Such thinking encouraged us to increase the fund's weighting in Hong Kong, and in Asia generally.

We are confident that thorough research and focusing on value as opposed to outlooks or trends will enhance returns over the long term. Although we are not able to predict where the market will go next week, next month or next year, we have a time-tested process of identifying securities that we believe are selling at the lowest prices in relation to their long-term earnings potential or asset value. Using our value-oriented philosophy, we believe volatility presents opportunity, allowing us to continue implementing our value investment discipline that historically has provided superior, long-term investment results.

GRAPHIC MATERIAL (21)
This graph compares the performance of Templeton Global Growth Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the MSCI AC World Free Index from 3/15/94-12/31/98.

We are replacing the MSCI World Index with the MSCI All Countries World Free Index. Because the new index includes both developed and emerging markets, we believe it better matches the investments of the fund.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

TOTAL RETURN INDEX COMPARISON
Templeton Global Growth Fund
$10,000 Investment (3/15/94 - 12/31/98)

                       TEMPLETON GLOBAL                                        MSCI AC
                        GROWTH FUND            MSCI WORLD INDEX             WORLD FREE INDEX
---------------------------------------------------------------------------------------------
        3/15/94           $10,000                  $10,000                      $10,000
        3/31/94           $10,030                   $9,774                      $9,763
        4/30/94           $10,079                  $10,077                      $10,028
        5/31/94           $10,118                  $10,105                      $10,088
        6/30/94           $10,020                  $10,079                      $10,039
        7/31/94           $10,295                  $10,272                      $10,261
        8/31/94           $10,551                  $10,583                      $10,626
        9/30/94           $10,482                  $10,307                      $10,377
       10/31/94           $10,492                  $10,602                      $10,643
       11/30/94           $10,285                  $10,144                      $10,180
       12/31/94           $10,315                  $10,245                      $10,216
        1/31/95           $10,226                  $10,093                      $10,008
        2/28/95           $10,335                  $10,242                      $10,115
        3/31/95           $10,335                  $10,737                      $10,578
        4/30/95           $10,630                  $11,114                      $10,963
        5/31/95           $10,896                  $11,211                      $11,084
        6/30/95           $11,053                  $11,209                      $11,087
        7/31/95           $11,498                  $11,773                      $11,623
        8/31/95           $11,399                  $11,512                      $11,368
        9/30/95           $11,617                  $11,850                      $11,681
       10/31/95           $11,231                  $11,666                      $11,486
       11/30/95           $11,310                  $12,073                      $11,847
       12/31/95           $11,627                  $12,428                      $12,204
        1/31/96           $12,132                  $12,655                      $12,475
        2/29/96           $12,181                  $12,734                      $12,527
        3/31/96           $12,379                  $12,949                      $12,720
        4/30/96           $12,706                  $13,255                      $13,031
        5/31/96           $12,894                  $13,269                      $13,044
        6/30/96           $12,886                  $13,339                      $13,116
        7/31/96           $12,416                  $12,870                      $12,626
        8/31/96           $12,814                  $13,021                      $12,782
        9/30/96           $12,988                  $13,533                      $13,254
       10/31/96           $13,080                  $13,629                      $13,307
       11/30/96           $13,672                  $14,396                      $14,018
       12/31/96           $14,102                  $14,168                      $13,815
        1/31/97           $14,510                  $14,340                      $14,047
        2/28/97           $14,592                  $14,508                      $14,238
        3/31/97           $14,561                  $14,224                      $13,953
        4/30/97           $14,623                  $14,691                      $14,402
        5/31/97           $15,287                  $15,601                      $15,261
        6/30/97           $16,058                  $16,381                      $16,042
        7/31/97           $16,684                  $17,138                      $16,767
        8/31/97           $16,246                  $15,994                      $15,591
        9/30/97           $17,164                  $16,865                      $16,422
       10/31/97           $15,891                  $15,980                      $15,444
       11/30/97           $15,839                  $16,265                      $15,681
       12/31/97           $16,006                  $16,466                      $15,887
        1/31/98           $15,912                  $16,928                      $16,236
        2/28/98           $17,185                  $18,076                      $17,347
        3/31/98           $18,103                  $18,842                      $18,087
        4/30/98           $18,155                  $19,029                      $18,257
        5/31/98           $17,644                  $18,793                      $17,910
        6/30/98           $17,395                  $19,242                      $18,233
        7/31/98           $17,407                  $19,213                      $18,239
        8/31/98           $14,891                  $16,654                      $15,684
        9/30/98           $14,998                  $16,952                      $15,996
       10/31/98           $16,391                  $18,487                      $17,456
       11/30/98           $17,135                  $19,590                      $18,516
       12/31/98           $17,442                  $20,550                      $19,376

Total Return               74.42%                  105.50%                      93.76%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

TEMPLETON INTERNATIONAL EQUITY FUND

Templeton International Equity Fund ended 1998 with a +5.56% one-year cumulative total return, compared with the MSCI All Country World ex-U.S. Free Index, which returned 14.46% during the same period.* This disappointing performance largely reflects most investors' preference for a narrow range of large and expensive stocks in 1998, versus the bargain-priced, often smaller and mid-size stocks in which the portfolio typically invests. Additionally, our exposure to Latin American stocks undercut performance, as all of that region's markets suffered declines in 1998. Conversely, the developed stock markets continued on a record-breaking pace during the year, even in the face of weak earnings trends and signs of global economic weakness. Given the high valuations in developed markets, perilous economic conditions in many emerging markets and rising concerns regarding the earnings outlook for many companies, the portfolio maintained a larger than normal cash position during 1998. Although this helped during the weak markets in the late summer and fall, for the year as a whole it contributed to the portfolio's underperformance relative to the MSCI All Country World ex-U.S. Free Index.

Asia's economic troubles, which began in 1997 and continued into 1998, had an important influence on the course of global stock and bond markets during the year. Many investors evidently sought to flee the uncertainty in the Asian stock markets, in favor of company investments with a low probability for earnings disappointments. As such companies infrequently met our strict value criteria, Templeton's bargain-hunting investment style fell out of favor. This was nowhere more obvious than in the soaring technology and Internet stocks in the U.S. and Europe. Despite valuation levels that, in many cases, seemed out of touch with the earnings power of these companies, their share prices continued to rise. Left behind were many fine companies, which we think have solid, long-term prospects for earnings growth and much lower valuations. Your portfolio consisted of many such stocks, and we are confident that the market will eventually recognize the value they represent.

After Russia's loan default and currency devaluation in late summer, investors appeared to become concerned that Brazil and Venezuela might also encounter repayment difficulties. Despite the fact that Latin America's share prices were among the world's lowest, selling pressure in these markets became intense. The portfolio's exposure to Brazil, in particular, and Latin America, in general, weighed heavily on its performance. We remain confident that the stocks we hold in this region ultimately

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (23)
This charts shows in bar format the geographic distribution of the Templeton International Equity Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton International Equity Fund
Based on Total Net Assets
12/31/98

Europe                                                            68.7%
Latin America                                                      8.6%
Australia/New Zealand                                              4.1%
North America                                                      3.8%
Asia                                                               2.8%
Mid-East/Africa                                                    0.9%
Short-term investments & other net assets                         11.1%

--------------------------------------------------------------------------------

*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

--------------------------------------------------------------------------------
WHAT IS BOOK VALUE?

Book value is the total net asset value of a company's securities calculated by using the following formula: Total assets minus intangible assets, minus current liabilities, minus any long-term liabilities and equity issues that have a prior claim equals total net assets available for payment of the issue under consideration.

Barron's Dictionary of Finance and Investment Terms, 1995.
--------------------------------------------------------------------------------


should yield strong returns as investors begin to appreciate the unusually attractive bargains available in these shares. Many Brazilian stocks we held traded at single-digit price/earnings (P/E) multiples and below book value at the end of the reporting period. This compared with valuations in the developed world of mid-20s P/Es and 4-7 times book value. Additionally, these companies have strong balance sheets and, in our opinion, are well-positioned to take advantage of any short-term economic weakness to build long-term shareholder value.

We found it more difficult to find attractive long-term values in many of the Asian markets. Although it appeared that some of these economies had begun to reach their low points, the damage done to the banking and corporate sectors will take much time and money to repair. In particular, we were concerned that many companies would begin to see improving sales and operating earnings in the 1999-2000 time period, but that earnings per share would not recover as much as many analysts hoped, due to the need for new, diluting equity issues to repair weakened balance sheets. Moreover, continued economic problems in Japan and China could pose additional challenges for the region going forward. Accordingly, we maintained a low weighting in Asia and added only strongly capitalized companies like Hong Kong Telecommunications Ltd. to the portfolio. We suspect that better bargains will emerge in Asia as the recapitalization process moves forward. Furthermore, most Asian stocks and currencies already rebounded sharply from the lows reached earlier in 1998 and, at valuations as of the end of the reporting period, did not appear to take into account the large number of potential equity issues and the earnings dilution they may cause over the longer term.

Looking forward into 1999, we will be seeking opportunities to put the portfolio's cash reserves to work in truly bargain-priced stocks while maintaining an appropriate degree of diversification. This is an arduous task when many of the world's stock markets are already trading at record levels. Given the valuation dichotomy between large and small stocks, as well as between growth and value shares seen in the market today, risk appeared greater in those stocks that have performed well already, especially since investors seemed to be significantly downplaying signs of global economic weakness and deflation. As demonstrated by Templeton International Equity Fund's 1998 performance, we hold few shares that fit into this momentum category. Accordingly, while any foreign stock fund may be volatile, we believe that the fund may be somewhat insulated from a pullback in the large, growth stocks should investors' very high expectations for these shares be disappointed. As always, the Templeton research team will be scouring the world for those shares whose prices are selling at the lowest value relative to their future earnings potential, since such shares help reduce risk while offering the potential for attractive long-term returns.

GRAPHIC MATERIAL (24)
This graph compares the performance of Templeton International Equity Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country World Ex-U.S. Free Index from 1/27/92-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MCSI.

TOTAL RETURN INDEX COMPARISON
Templeton International Equity Fund
$10,000 Investment (1/27/92 - 12/31/98)


                          TEMPLETON INTERNATIONAL                  MSCI AC WORLD EX
                              EQUITY FUND                          U.S. FREE INDEX
-------------------------------------------------------------------------------------
           1/27/92              $10,000                                $10,000
           1/31/92              $10,000                                 $9,982
           2/29/92              $10,000                                 $9,675
           3/31/92              $10,000                                 $9,090
           4/30/92              $10,010                                 $9,120
           5/31/92              $10,270                                 $9,674
           6/30/92              $10,040                                 $9,207
           7/31/92               $9,760                                 $9,011
           8/31/92               $9,860                                 $9,492
           9/30/92               $9,740                                 $9,297
          10/31/92               $9,570                                 $8,889
          11/30/92               $9,670                                 $8,938
          12/31/92               $9,760                                 $9,012
           1/31/93               $9,630                                 $9,011
           2/28/93               $9,770                                 $9,287
           3/31/93               $9,930                                $10,052
           4/30/93              $10,200                                $10,940
           5/31/93              $10,410                                $11,183
           6/30/93              $10,218                                $11,049
           7/31/93              $10,419                                $11,417
           8/31/93              $11,132                                $12,029
           9/30/93              $11,042                                $11,782
          10/31/93              $11,694                                $12,208
          11/30/93              $11,403                                $11,279
          12/31/93              $12,547                                $12,158
           1/31/94              $13,461                                $13,158
           2/28/94              $13,230                                $13,059
           3/31/94              $12,748                                $12,461
           4/30/94              $12,868                                $12,883
           5/31/94              $12,939                                $12,888
           6/30/94              $12,601                                $12,979
           7/31/94              $13,117                                $13,190
           8/31/94              $13,512                                $13,634
           9/30/94              $13,249                                $13,296
          10/31/94              $13,466                                $13,654
          11/30/94              $12,889                                $12,995
          12/31/94              $12,656                                $12,965
           1/31/95              $12,393                                $12,377
           2/28/95              $12,576                                $12,309
           3/31/95              $12,535                                $13,004
           4/30/95              $13,091                                $13,512
           5/31/95              $13,334                                $13,452
           6/30/95              $13,629                                $13,266
           7/31/95              $14,207                                $14,019
           8/31/95              $13,902                                $13,533
           9/30/95              $14,207                                $13,764
          10/31/95              $13,797                                $13,396
          11/30/95              $13,829                                $13,711
          12/31/95              $13,997                                $14,253
           1/31/96              $14,470                                $14,449
           2/29/96              $14,806                                $14,449
           3/31/96              $15,037                                $14,718
           4/30/96              $15,478                                $15,165
           5/31/96              $15,699                                $14,937
           6/30/96              $15,720                                $15,013
           7/31/96              $15,241                                $14,514
           8/31/96              $15,698                                $14,732
           9/30/96              $15,854                                $14,961
          10/31/96              $16,143                                $14,812
          11/30/96              $16,756                                $15,383
          12/31/96              $17,213                                $15,205
           1/31/97              $17,514                                $14,926
           2/28/97              $17,792                                $15,199
           3/31/97              $18,048                                $15,167
           4/30/97              $17,892                                $15,295
           5/31/97              $18,572                                $16,240
           6/30/97              $19,594                                $17,136
           7/31/97              $20,107                                $17,483
           8/31/97              $19,690                                $16,108
           9/30/97              $21,085                                $16,979
          10/31/97              $19,666                                $15,533
          11/30/97              $19,201                                $15,339
          12/31/97              $19,225                                $15,516
           1/31/98              $19,105                                $15,980
           2/28/98              $20,310                                $17,046
           3/31/98              $21,645                                $17,635
           4/30/98              $22,182                                $17,761
           5/31/98              $22,027                                $17,439
           6/30/98              $21,798                                $17,374
           7/31/98              $21,889                                $17,539
           8/31/98              $18,607                                $15,065
           9/30/98              $18,123                                $14,747
          10/31/98              $19,339                                $16,292
          11/30/98              $20,189                                $17,167
          12/31/98              $20,294                                $17,759

Total Return                    102.94%                                 77.59%


TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Templeton International Smaller Companies Fund had a cumulative total return of -12.27% for the year ended December 31, 1998. This compared to a 1.26% return for the Salomon Global ex-U.S. less than U.S. $1 billion Index.* We attribute our underperformance versus the index to several factors. In January, Hong Kong performed very poorly relative to other Asian markets, severely dampening the portfolio. During the period, the portfolio was oriented to cyclical stocks, reflecting the nature of the bargain list. Also, many higher-valued, better quality companies among the small-cap sector were beyond our identified price range, and such companies tended to perform best.

As of December 31, 1998, the portfolio had approximately $25 million in assets under management, invested in 33 countries. The pie chart shows the largest positions by geographic area: Europe with 55.5%, Asia with 19.4%, and Latin America with 6.0%. By country, the largest positions were 16.2% in the U.K., 9.4% in Hong Kong, and 8% each in Spain and the Netherlands.

The past year proved challenging for investors in international small-cap stocks. Larger-capitalization equities captured the bulk of investor attention, outperforming small-cap stocks by a large margin during a period of significant volatility. The weak

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS MSCI.

GRAPHIC MATERIAL (25)
This chart shows the average annual total return for the Templeton International Equity Fund as of 12/31/98.

Average Annual Total Return
--------------------------------------
1-Year                          +5.56%

5-Year                         +10.09%

Since Inception (1/27/92)      +10.75%

GRAPHIC MATERIAL (26)
This chart shown in pie format the geographic distribution of the Templeton International Smaller Companies Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton International
Smaller Companies Fund

Based on Total Net Assets
12/31/98


Europe                                         55.5%
Asia                                           19.4%
Latin America                                   6.0%
North America                                   5.8%
Australia/New Zealand                           4.7%
Mid-East/Africa                                 2.6%
Short-term Investments & Other Net Assets       6.0%

--------------------------------------------------------------------------------

*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (27)
This table shows the forecasted 1999 P/E Ratios of several countries.

FORECASTED 1999 P/E RATIOS*

                        SMALL COMPANIES               LARGE COMPANIES
---------------------------------------------------------------------
Brazil                         5                             8
Canada                        19                            16
France                        14                            21
Germany                       15                            22
Hong Kong                      7                            14
Japan                         24                            34
Mexico                         6                            16
Netherlands                    9                            23
Spain                         15                            21
Sweden                        13                            20
Switzerland                   13                            20
United Kingdom                11                            20

*Source: Salomon Smith Barney.

--------------------------------------------------------------------------------


performance of small caps did not necessarily result from profit disappointment; rather, we feel it was a consequence of money flowing principally to each market's leading companies. As a result, there generally was a large disparity in valuations between small- and large-cap stocks, with smaller companies often trading at unusually wide discounts to larger companies in world markets. Our analysts sought to take advantage of this trend to uncover fundamentally sound, attractive businesses, selling at less than intrinsic value.

Europe continued to be our largest geographic exposure during 1998. Most European equity markets appreciated sharply during the year, shrugging off well-documented problems in Russia and reduced earnings expectations for many companies. Small-cap stocks, however, largely failed to participate in this strong performance and generally lagged behind large caps in trends toward restructuring, cost-efficiency and increased attention to shareholder value. Nevertheless, as of the end of the reporting period, we believed many European smaller companies were beginning to take a more active approach toward cost cutting and improved efficiency, and as a result, our outlook for shares of European small caps was bright. Somerfield Plc., a U.K. supermarket and one of the portfolio's largest holdings, is an example of a stock we purchased for the portfolio at attractive valuations that benefited from the above trends. Somerfield historically has been an inexpensive stock, with this valuation justified by skepticism about its management's ability to increase profitability amid competitive pressures from larger supermarkets. However, after meeting with Somerfield management, our analysts determined that the company was poised to reward investors by increasing profitability through cost reduction. Somerfield's leading position in the high-end supermarket segment also made it an attractive merger and acquisition candidate, which is exactly what occurred in February. Kwik Save Group Plc., a large U.K. food retailer, announced a merger with Somerfield, propelling the company into the spotlight as a premier industry competitor.

Asia's economic woes, caused in part by last year's widespread currency devaluations, compounded during the first half of 1998, before signs of recovery emerged toward year-end in the form of lower interest rates, strengthening currencies and growing surpluses in many countries. Responding to the effects of currency devaluation, many regional governments were compelled to make difficult policy decisions to force economic reform. In Hong Kong, the Hong Kong Monetary Authority, backed by almost $100 billion in currency reserves, reportedly purchased equities to defend the country's capital markets and the Hong Kong dollar exchange rate from speculators. Although this intervention evidently discouraged short-sellers from attacking the peg and significantly propped up the stock market, international investors appeared to remain concerned about the potential consequences of large-scale government equity holdings. The portfolio's Hong Kong holdings remain restricted to those companies with proven management track records, strong balance sheets, minimal property exposure and stable earnings. One such example is Li & Fung Ltd., which we found to have a realistic strategy, a very strong balance sheet and a highly sophisticated, forward-thinking management team. The company manages manufacturing programs, such as virtual factories, for firms that produce labor-intensive consumer goods like clothing. We purchased shares of Li & Fung at a price beneath our assessment of its intrinsic value, believing it is a flexible and efficient company that should continue to grow through acquisition and expansion into new markets.

We continued to have difficulty finding value in Japan, where the average company traded at a rich 31 times 1999 projected earnings as of the end of the reporting period. This valuation compared with other Asian markets where the price-to-earnings ratios ranged from 12.26 to 30.53. Although the Japanese stock market represents over 21% of the world's market capitalization outside the U.S., less than 3% of the portfolio's total net assets were invested in Japan on December 31, 1998, because of these high valuations. Overall, we would expect to see the portfolio's weighting in Japan increase if the new government addresses the economy's structural problems and companies begin to provide greater financial disclosure and focus on creating value for shareholders.

Looking ahead into 1999, we expect continued recovery throughout Asia, with a slow and uneven pace across countries. We would seek to take advantage of the likely stock price volatility to add to high-quality, Pacific Rim companies in countries that are selling beneath our assessment of their intrinsic value.

The problems in Russia and the uncertainties in Asia appeared to have repercussions in Latin America. In Brazil, markets declined sharply and capital reportedly left the country. As money flowed out of Brazil, the central bank was forced to defend its currency via high, short-term interest rates. This caused severe problems for Brazil's already high fiscal deficit and drove speculation the country would devalue its currency. An example of a Latin American small cap we added to the portfolio was Fertilizantes Fosfatados SA, Pfd., Brazil's leading producer of fertilizer. We think the stock had a strong financial position as of year-end, offering a 10% dividend yield and trading at under four times our 1999 earnings estimates.

Regarding our long-term strategy, while the sharp fall-off in many world markets hurt short-term stock performance, investors did not always differentiate between those companies with significant exposure to the problem areas, and those without. This gave Templeton International Smaller Companies Fund the opportunity to selectively add high-quality stocks, particularly in Europe and Asia, at what we feel were attractive prices. While foreign small-cap stocks may be volatile, we believe the portfolio's longer-term performance should benefit from this value-oriented approach.

GRAPHIC MATERIAL (28)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton International Smaller Companies Fund.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
Templeton International Smaller Companies Fund
12/31/98

COMPANY                                                        % OF TOTAL
INDUSTRY, COUNTRY                                               NET ASSETS
--------------------------------------------------------------------------
Sa des Galeries Lafayette                                          3.5%
Merchandising, France

GTC Transcontinental Group Ltd., B                                 2.5%
Broadcasting & Publishing, Canada

VTech Holdings Ltd.                                                2.4%
Electric Components & Instruments, Hong Kong

Gas Y Electricidad SA, Br.                                         2.3%
Utilities Electrical & Gas, Spain

Hazlewood Foods Plc.                                               2.2%
Food & Household Products, U.K.

Somerfield Plc.                                                    2.2%
Merchandising, U.K.

Dragados Y Construcciones SA, Br.                                  2.1%
Construction & Housing, Spain

Banco Pastor SA                                                    2.0%
Banking, Spain

Li & Fung Ltd.                                                     2.0%
Merchandising, Hong Kong

Moebel Walther AG & Pfd.                                           1.8%
Merchandising, Germany


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WE ARE REPLACING THE SALOMON WORLD EX-U.S. EXTENDED MARKET INDEX WITH THE SALOMON GLOBAL EX-U.S. LESS THAN $1 BILLION INDEX. THE NEW INDEX INCLUDES ALL DEVELOPED AND EMERGING COUNTRIES, EXCEPT THE U.S., AND INCLUDES COMPANIES WITH A TOTAL MARKET CAPITALIZATION BELOW U.S. $1 BILLION. WE BELIEVE IT BETTER MATCHES THE PORTFOLIO'S INVESTMENTS.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS SALOMON SMITH BARNEY.

GRAPHIC MATERIAL (30)
This chart shows the average annual total return for the Templeton International Smaller Companies Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------
1-Year                              -12.27%

Since Inception (5/1/96)             -1.06%

--------------------------------------------------------------------------------

We take very seriously the trust you place in us to invest your money, and go to great lengths to assess what we believe to be each company's true value before we buy its shares for your portfolio. Our analysts attempt to determine a company's value by estimating its potential earnings well into the future. By focusing on the long term, we are often able to buy what others are selling based on short-term considerations. We believe that this approach, while requiring patience, has the potential to reward investors.

GRAPHIC MATERIAL (29)

This graph compares the performance of Templeton International Smaller Companies Fund as tracked by the growth in value of a $10,000 investment, to that of the Salomon Global ex-U.S. less than $1 Billion Index and the Salomon World ex-U.S. EMI from 5/1/96-12/31/98.

We are replacing the Salomon World ex-U.S. Extended Market Index with the Salomon Global ex-U.S. less than $1 billion Index. The new index includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below US $1 billion. We believe it better matches the portfolio's investments.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sale charges. Index source is Salomon Smith Barney.

TOTAL RETURN INDEX COMPARISON
Templeton International Smaller Companies Fund
$10,000 Investment (5/1/96 - 12/31/98)

                               TEMPLETON
                          INTERNATIONAL SMALLER        SALOMON GLOBAL EX-U.S.       SALOMON WORLD EX-U.S.
                             COMPANIES FUND          LESS THAN $1 BILLION INDEX          EMI INDEX
---------------------------------------------------------------------------------------------------------
            5/1/96              $10,000                       $10,000                     $10,000
           5/31/96              $10,150                       $ 9,929                     $ 9,922
           6/30/96              $10,330                       $ 9,908                     $ 9,923
           7/31/96              $10,210                       $ 9,465                     $ 9,548
           8/31/96              $10,330                       $ 9,637                     $ 9,644
           9/30/96              $10,410                       $ 9,694                     $ 9,698
          10/31/96              $10,690                       $ 9,704                     $ 9,660
          11/30/96              $10,890                       $ 9,890                     $ 9,819
          12/31/96              $11,250                       $ 9,721                     $ 9,638
           1/31/97              $11,330                       $ 9,791                     $ 9,430
           2/28/97              $11,450                       $ 10,022                    $ 9,588
           3/31/97              $11,490                       $ 9,803                     $ 9,461
           4/30/97              $11,440                       $ 9,611                     $ 9,320
           5/31/97              $11,670                       $10,127                     $ 9,917
           6/30/97              $11,936                       $10,341                     $10,141
           7/31/97              $12,026                       $10,188                     $ 9,988
           8/31/97              $12,117                       $ 9,652                     $ 9,562
           9/30/97              $12,569                       $ 9,672                     $ 9,732
          10/31/97              $11,574                       $ 9,092                     $ 9,347
          11/30/97              $11,232                       $ 8,426                     $ 8,930
          12/31/97              $11,081                       $ 8,170                     $ 8,733
           1/31/98              $10,689                       $ 8,345                     $ 9,097
           2/28/98              $11,684                       $ 9,047                     $ 9,776
           3/31/98              $12,227                       $ 9,364                     $10,235
           4/30/98              $12,328                       $ 9,396                     $10,313
           5/31/98              $12,066                       $ 9,206                     $10,505
           6/30/98              $11,327                       $ 8,739                     $10,198
           7/31/98              $11,105                       $ 8,552                     $10,128
           8/31/98              $ 9,362                       $ 7,292                     $ 8,886
           9/30/98              $ 9,066                       $ 7,290                     $ 8,655
          10/31/98              $ 9,404                       $ 7,796                     $ 9,266
          11/30/98              $ 9,805                       $ 8,127                     $ 9,563
          12/31/98              $ 9,721                       $ 8,273                     $ 9,794

Total Return                     -2.79%                       -17.27%                      -2.06%

TEMPLETON PACIFIC GROWTH FUND

Severe economic contraction and upheaval for nearly all the Asian economies characterized the year ended December 31, 1998. The effects of widespread currency devaluation compelled governments across the region to make difficult policy decisions to force economic reform. Against this backdrop, Templeton Pacific Growth Fund's cumulative total return was -13.13% for the year, versus 2.69% for the MSCI Pacific Index.*

In the 1998 semiannual report, we outlined three core ideas that guided our investment choices throughout the calendar year. First, we emphasized our faith in the Singapore and Hong Kong economies' strength, owing to solid bankruptcy laws and their respective governments' resolve to fend off currency speculation. Shortly thereafter in August, the Hong Kong government reportedly faced down a heavy round of speculation against the Hong Kong dollar currency peg. In our view, its ability to fend off the speculative attack was a significant factor fueling a dramatic stock market recovery, which significantly helped the portfolio's performance.



*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

In Singapore, the strong government commitment ensuring that companies had funds available to them helped fuel a rapid recovery in the stock markets. Particularly important, we think, was the reduced amount of money commercial banks must deposit with the Monetary Authority to guarantee solvency. Singapore's standards previously were far above international standards, which, in times of crisis, may have kept much-needed cash out of the economy. When we last wrote, six months ago, the Singapore Straits Times Index was off 33.71%, in U.S. dollar terms, for the first six months of 1998. As of the end of the reporting period, the market had regained much of its lost ground, and was off only 6.03% in U.S. dollar terms, for the year.

Second, in the semiannual report we stressed our belief that the Chinese government would be able to maintain the fixed exchange rate regime throughout the year to prevent another round of speculative devaluation across the region. Chinese officials followed this course, in our opinion, correctly recognizing that the regional instability resulting from devaluation would impose a far higher cost than the localized pain of maintaining the Chinese yuan's value. In October, the government re-emphasized its commitment to the fixed exchange rate, and pledged to maintain it through 1999. On the down side, this commitment's resulting cost may have slowed the pace of necessary economic reforms.

Lastly, we indicated in the semiannual report that, for the value investor, we felt Japan was an expensive market and Japanese companies had many structural problems the markets had not yet fully recognized. The Japanese market ended 1998 down 9.28% in local terms, in line with the decline in Japanese companies' net profits. However, because many hedge funds covered their short positions in the yen, the Nikkei 225 Index ended up positive in U.S. dollar terms at year-end. The positive performance generally was in large companies whose valuations were already very high relative to their earnings, while smaller stocks were mainly flat for the year. We believe the portfolio underperformed the MSCI Pacific Index because of the cautious stance we took in Japan. As of the end of the reporting period, Japan was in a depressionary-type environment, whereas we preferred to invest in regions or countries like Hong Kong and Singapore that we believed had a brighter outlook and earnings visibility. 1998 was a unique year in that it saw Japan outperform Hong Kong and Singapore. However, this superior performance was driven more by market manipulation than by fundamentals. We choose to be underweight in this market until we see a brighter picture.

In the first half of the year under review, we established large positions in Hong Kong and Singapore. By contrast, in the last half of the year, we rounded out our portfolio by increasing our weightings in non-local companies deriving a significant amount of

GRAPHIC MATERIAL (31)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton Pacific Growth Fund.

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
Templeton Pacific Growth Fund
12/31/98

COMPANY                                                       % OF TOTAL
INDUSTRY,COUNTRY                                               NET ASSETS
-------------------------------------------------------------------------
Development Bank of Singapore Ltd., fgn.                          4.5%
Banking, Singapore

Singapore Airlines Ltd., fgn.                                     4.0%
Transportation, Singapore

City Developments Ltd.                                            3.9%
Real Estate, Singapore

Wacoal Corp.                                                      3.7%
Textiles & Apparel, Japan

Daito Trust Construction Co. Ltd.                                 3.6%
Construction & Housing, Japan

East Japan Railway Co.                                            3.4%
Transportation, Japan

Cheung Kong Holdings Ltd.                                         3.4%
Multi-Industry, Hong Kong

Mitsubishi Heavy Industries Ltd.                                  3.3%
Industrial Components, Japan

Cathay Pacific Airways Ltd.                                       3.0%
Transportation, Hong Kong

Fuji Heavy Industries Ltd.                                        2.9%
Industrial Components, Japan

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS MSCI.

GRAPHIC MATERIAL (33)
This chart shows the average annual total return for the Templeton Pacific Growth Fund as of 12/31/98.

Average Annual Total Return
---------------------------------------
1-Year                          -13.13%

5-Year                           -9.45%

Since Inception (1/27/92)        -1.68%

--------------------------------------------------------------------------------

their earnings from the Asian region. We felt that companies with international exposure would be better equipped than local Asian companies to absorb the shock of economic contraction, over the long term.

Looking ahead into 1999, we currently expect to see continued recovery throughout the region, with a slow and uneven pace across countries. While in Indonesia and Malaysia we expect further economic stagnation, in Japan, we saw some small signs that the economy's deep problems were being worked out. The fact that Japan's new government appeared to have grasped the depth of the task ahead, and the possibility that political deadlock may give rise to positive compromises toward the end of the next year were encouraging to us. In particular, we are hopeful that, as new rules requiring greater financial disclosure go into effect, we will be able to identify more of those companies that follow sound financial practices. We will look to take advantage of market dips to increase our positions in these types of companies.

In China, we expect the government will face considerably more challenges in maintaining economic growth, while continuing structural reform. China created a massive government stimulus package as part of its effort to increase its gross domestic product. We do not believe it will be able to continue pumping money into the economy without sacrificing the country's long-term economic growth potential. Hence, we believe 1999 will be one of the toughest years for China to date, and we anticipate flat or slightly negative earnings growth for most of the country's companies.

We expect Singapore, Hong Kong, Thailand and Korea to see the strongest economic performance over the coming year, and, on market dips, would look to increase our holdings in these countries, along with Australia.

GRAPHIC MATERIAL (32)
This graph compares the performance of Pacific Growth Fund as tracked by the growth in value of a $10,000 investment, to that of MSCI Pacific Index from 1/27/92-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Morgan Stanley Capital International.

TOTAL RETURN INDEX COMPARISON
Templeton Pacific Growth Fund
$10,000 Investment (1/27/92 - 12/31/98)

                            TEMPLETON PACIFIC
                              GROWTH FUND               MSCI PACIFIC INDEX
--------------------------------------------------------------------------------
           1/27/92              $10,000                       $10,000
           1/31/92              $10,000                       $ 9,949
           2/29/92              $10,000                       $ 9,253
           3/31/92              $10,000                       $ 8,375
           4/30/92              $10,010                       $ 7,993
           5/31/92              $10,210                       $ 8,618
           6/30/92              $10,450                       $ 7,942
           7/31/92              $ 9,900                       $ 7,834
           8/31/92              $ 9,570                       $ 8,908
           9/30/92              $ 9,790                       $ 8,706
          10/31/92              $10,230                       $ 8,401
          11/30/92              $10,110                       $ 8,561
          12/31/92              $ 9,880                       $ 8,465
           1/31/93              $ 9,980                       $ 8,450
           2/28/93              $10,330                       $ 8,862
           3/31/93              $10,270                       $ 9,935
           4/30/93              $10,920                       $11,519
           5/31/93              $11,290                       $11,856
           6/30/93              $11,100                       $11,664
           7/31/93              $11,230                       $12,355
           8/31/93              $11,770                       $12,723
           9/30/93              $11,840                       $12,249
          10/31/93              $13,110                       $12,522
          11/30/93              $12,970                       $10,757
          12/31/93              $14,610                       $11,509
           1/31/94              $14,720                       $12,843
           2/28/94              $14,300                       $13,177
           3/31/94              $13,330                       $12,451
           4/30/94              $13,520                       $12,991
           5/31/94              $14,080                       $13,302
           6/30/94              $13,704                       $13,739
           7/31/94              $13,956                       $13,446
           8/31/94              $14,549                       $13,682
           9/30/94              $14,006                       $13,342
          10/31/94              $14,100                       $13,681
          11/30/94              $13,194                       $12,920
          12/31/94              $13,325                       $13,009
           1/31/95              $12,359                       $12,189
           2/28/95              $12,872                       $11,889
           3/31/95              $13,194                       $12,804
           4/30/95              $13,376                       $13,351
           5/31/95              $13,899                       $12,820
           6/30/95              $13,643                       $12,279
           7/31/95              $14,170                       $13,166
           8/31/95              $14,005                       $12,672
           9/30/95              $14,263                       $12,792
          10/31/95              $13,694                       $12,172
          11/30/95              $13,767                       $12,772
          12/31/95              $14,387                       $13,398
           1/31/96              $15,556                       $13,423
           2/29/96              $15,504                       $13,273
           3/31/96              $15,535                       $13,683
           4/30/96              $16,228                       $14,381
           5/31/96              $16,280                       $13,759
           6/30/96              $16,136                       $13,764
           7/31/96              $15,259                       $13,134
           8/31/96              $15,638                       $12,790
           9/30/96              $15,866                       $13,210
          10/31/96              $15,357                       $12,599
          11/30/96              $16,180                       $12,943
          12/31/96              $15,985                       $12,272
           1/31/97              $15,736                       $11,241
           2/28/97              $15,801                       $11,477
           3/31/97              $15,205                       $11,059
           4/30/97              $15,303                       $11,291
           5/31/97              $16,169                       $12,397
           6/30/97              $16,461                       $13,167
           7/31/97              $16,737                       $12,854
           8/31/97              $14,034                       $11,581
           9/30/97              $14,354                       $11,538
          10/31/97              $11,717                       $10,139
          11/30/97              $10,691                       $ 9,582
          12/31/97              $10,239                       $ 9,163
           1/31/98              $ 9,389                       $ 9,661
           2/28/98              $10,691                       $10,009
           3/31/98              $10,393                       $ 9,459
           4/30/98              $ 9,676                       $ 9,273
           5/31/98              $ 8,341                       $ 8,645
           6/30/98              $ 7,532                       $ 8,630
           7/31/98              $ 7,295                       $ 8,481
           8/31/98              $ 6,063                       $ 7,480
           9/30/98              $ 6,632                       $ 7,457
          10/31/98              $ 8,290                       $ 8,749
          11/30/98              $ 8,882                       $ 9,153
          12/31/98              $ 8,894                       $ 9,409


Total Return                    -11.06%                        -5.91%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

PORTFOLIOS SEEKING GROWTH AND INCOME
GLOBAL UTILITIES SECURITIES FUND
(Prior to May 1, 1998, the Utility Equity Fund)

Volatility in the foreign and domestic equity markets marked the 1998 calendar year, with slowing economic growth in Asia affecting the U.S., Europe and Latin America. While we do not anticipate a global recession, the recent global slowdown created a period of uncertainty where it was not uncommon for markets to trade up or down by 5% or more in a single day. Over the reporting period, Global Utilities Securities Fund delivered a +11.19% cumulative total return. Our emphasis on U.S. electric utility companies helped reduce portfolio fluctuation during the big down days throughout the year. At the same time this caused the portfolio to underperform the Financial Times/S&P Actuaries World Utilities Index, which had a more global distribution. In 1998, the portfolio changed its name and objective to focus on global utilities, whereas before we were primarily a U.S. electric utility fund. As opportunities present themselves, we anticipate moving toward more global investments. Another drag on our performance relative to the index was our more than 4% allocation in Latin America and Asia, while the index favors developed countries.

Despite the shakeup in many of the markets in which we invest, we are optimistic about global utility stocks going forward. The historically defensive nature of utility stocks is one important reason for this confidence. While past results may not repeat themselves, utility services have not been as sensitive to economic slowdowns as most other industries, since electricity, telephone, gas, water and similar services have tended to enjoy stable and predictable demand. This has generally enabled utility companies to deliver steady earnings and dividends even in times of economic uncertainty.

Your portfolio's industry weightings changed slightly over the period, with electric utility companies having the heaviest weighting, comprising 66.7% of total net assets, telecommunications companies increased almost 3% to comprise 25.1% of total net assets, while gas companies declined to 4.1%. On a regional basis, Europe and the U.S. delivered the best returns, with Latin America and Asia generally weaker. As shown by the chart to the right, portfolio weightings as of December 31, 1998, reflected this.

The American electric industry fundamentally improved, not only in earnings and cash flow projections, but also on regulatory reform. The 1990s saw the industry's cash flow, as measured by the ratio of internal funds to total cash construction expenditures, increase from 74.4% in 1990, to an estimated 133.4% in 1997. The 1997 figure represented the third straight year of improvement and the highest level of internally-generated funds ever recorded.* In general, electric utilities appeared to use

GRAPHIC MATERIAL (34)

This chart shows in pie format the geographic distribution of the Global Utilities Securities Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Global Utilities Securities Fund
Based on Total Net Assets
12/31/98

United States                                  73.88%
Europe                                         17.85%
Latin America                                   2.20%
Asia                                            1.95%
Short-term Investments & Other Assets           4.12%


*Edison Electric Institute. 1997 Annual Report of the Investor-Owned Electric Utility Industry.

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (35)
This chart shows the top 10 holdings based on the percentage of total net assets on 12/21/98 for the Global Utilities Securities Fund.

TOP 10 HOLDINGS
Global Utilities Securities Fund
12/31/98

                                            % OF TOTAL
COMPANY                                     NET ASSETS
Southern Co.                                   3.53%
GPU Inc.                                       3.36%
Telecom Italia SpA                             3.20%
New Century Energies Inc.                      3.01%
Florida Progress Corp.                         2.94%
Cinergy Corp.                                  2.89%
Pinnacle West Capital Corp.                    2.85%
FPL Group Inc.                                 2.78%
PG&E Corp.                                     2.73%
Entergy Corp.                                  2.67%

--------------------------------------------------------------------------------


the excess cash flow to enhance long-term earnings growth by paying down debt, repurchasing shares and investing in energy related businesses, factors which we believe bode well for domestic electric utility stocks going forward.

The U.S. market continued to provide many of the portfolio's best investment vehicles, in our opinion. During the reporting period, we purchased shares of Montana Power Co., CMS Energy Corp. and Edison International, three electric utilities that benefited from the above-mentioned trends. We also believed that domestic telecommunications stocks were poised for strong growth over the next few years, and added positions in Bell Atlantic Corp. and Intermedia Communications Inc. Meanwhile, domestic natural gas stocks experienced great volatility over the recent period, with many stocks trading up sharply in September, only to fall again in October. The El Nino weather system, which created significantly warmer weather trends, contributed to this phenomenon by negatively impacting gas demand and pricing.

In Europe, we maintained a favorable outlook, counting on the volatility that should result from European Monetary Union's inception in 1999 to create buying opportunities. The 1998 calendar year presented contrasts for utilities, with superior performance in France, Belgium and Spain and laggard returns in Portugal and Germany. A few of our new stock ideas in this region included Spanish electric utility Endesa SA, AEM SpA, an Italian gas distribution and electric utility, and Equant NV, a Europe-based telecommunications network company that we think is poised to benefit from the huge growth of data communications and the Internet. Going forward, we feel the economic trends in the European area should be supportive for utilities, as most economists are forecasting lower gross domestic product growth, possibly causing investors to prefer more defensive sectors.

We maintained a guarded outlook for Latin America in the short term, while being more optimistic for the longer term. During the year under review, the Asian economic crisis that began in late 1997 continued to send shock waves through Latin America, as investors evidently feared similar economic difficulties would spread there. Many investors reportedly withdrew capital, and speculators attacked the Latin American/U.S. dollar exchange rates, putting several currencies under pressure. Long-term, we view positively the region's evolution toward a more market-oriented economic environment and believe it may continue to provide attractive investment opportunities in the future.

The Asian financial crisis made headlines around the world in late 1997 and early 1998. Fortunately, we had a small weighting in Asian stock investments at that time. In fact, we have been under-invested in Asia for the past few years, due to concerns of over-valuation and the potential for exactly the kind of crisis that just occurred. Your portfolio's weighting in Asia was just 1.95% of total net assets as of year-end. Although stock prices have fallen dramatically since the crisis started, we expect to be cautious in looking for bargains in these markets over the coming year. While many stocks appear cheap at recent levels, we are still concerned that economic indicators have not yet hit bottom. In the future we will employ caution as we look for the highest return securities with the lowest relative risk profiles.

In conclusion, we note that the year ended December 31, 1998, was a difficult one in many parts of the world. The Asian economic crisis resulted in a significantly higher level of volatility than investors usually encounter. However, we believe the long-term outlook for global utility stocks is still very robust, as many of the demographic, economic and social factors that contributed to the high returns in the past may exist for many years ahead. We will seek to benefit from accelerating worldwide demand for telecommunications, electric power, gas, water and other utility services, as many foreign countries are just now building infrastructures that will produce high levels of revenue and earnings growth in the future.

GRAPHIC MATERIAL (36)
This graph compares the performance of Global Utilities Securities Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, the Consumer Price Index, and the FT/S&P Actuaries World Utilities Index from 1/24/89-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Global Utilities Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)


                                                                                                          FT/S&P
                 GLOBAL                                                                                  ACTUARIES
                UTILITIES                                                    CONSUMER                      WORLD
                SECURITIES                                                     PRICE                     UTILITIES
                  FUND                               S&P500                    INDEX                       INDEX
--------------------------------------------------------------------------------------------------------------------
      1/24/89    $10,000                           $ 10,000                   $ 10,000                    $10,000
      1/31/89    $10,020               1.65%       $ 10,165      0.11%        $ 10,011        0.76%       $10,076
      2/28/89    $10,080              -2.49%       $  9,912      0.41%        $ 10,052        -3.42%       $9,731
      3/31/89    $10,150               2.33%       $ 10,143      0.58%        $ 10,111        -3.16%       $9,424
      4/30/89    $10,210               5.19%       $ 10,670      0.65%        $ 10,176        4.22%        $9,821
      5/31/89    $10,610               4.05%       $ 11,102      0.57%        $ 10,234        0.21%        $9,842
      6/30/89    $10,730              -0.57%       $ 11,038      0.24%        $ 10,259        -1.26%       $9,718
      7/31/89    $11,260               9.03%       $ 12,035      0.24%        $ 10,284        11.32%      $10,818
      8/31/89    $11,100               1.96%       $ 12,271      0.16%        $ 10,300        -4.35%      $10,348
      9/30/89    $11,160              -0.41%       $ 12,221      0.32%        $ 10,333        3.79%       $10,740
     10/31/89    $11,260              -2.32%       $ 11,937      0.48%        $ 10,383        -1.42%      $10,587
     11/30/89    $11,500               2.04%       $ 12,181      0.24%        $ 10,407        5.58%       $11,178
     12/31/89    $12,140               2.40%       $ 12,473      0.16%        $ 10,424        4.85%       $11,720
      1/31/90    $11,680              -6.71%       $ 11,636      1.03%        $ 10,531        -7.60%      $10,829
      2/28/90    $11,750               1.29%       $ 11,786      0.47%        $ 10,581        -2.82%      $10,524
      3/31/90    $11,668               2.65%       $ 12,099      0.55%        $ 10,639        -4.78%      $10,021
      4/30/90    $11,153              -2.49%       $ 11,797      0.16%        $ 10,656        -2.51%       $9,769
      5/31/90    $11,607               9.75%       $ 12,948      0.23%        $ 10,681        9.98%       $10,744
      6/30/90    $11,678              -0.67%       $ 12,861      0.54%        $ 10,738        -2.87%      $10,436
      7/31/90    $11,839              -0.32%       $ 12,820      0.38%        $ 10,779        -0.57%      $10,377
      8/31/90    $11,103              -9.04%       $ 11,661      0.92%        $ 10,878        -7.81%       $9,566
      9/30/90    $11,113              -4.87%       $ 11,093      0.84%        $ 10,970        -4.93%       $9,095
     10/31/90    $11,899              -0.43%       $ 11,045      0.60%        $ 11,036        11.70%      $10,159
     11/30/90    $12,192               6.46%       $ 11,759      0.22%        $ 11,060        -0.07%      $10,152
     12/31/90    $12,363               2.79%       $ 12,087      0.00%        $ 11,060        2.07%       $10,362
      1/31/91    $12,232               4.36%       $ 12,614      0.60%        $ 11,126        1.94%       $10,563
      2/28/91    $12,676               7.15%       $ 13,516      0.15%        $ 11,143        4.71%       $11,060
      3/31/91    $12,888               2.42%       $ 13,843      0.15%        $ 11,160        -2.08%      $10,830
      4/30/91    $12,989               0.24%       $ 13,876      0.15%        $ 11,176        0.88%       $10,925
      5/31/91    $12,968               4.31%       $ 14,474      0.30%        $ 11,210        0.83%       $11,016
      6/30/91    $12,871              -4.58%       $ 13,811      0.29%        $ 11,242        -4.21%      $10,552
      7/31/91    $13,379               4.66%       $ 14,455      0.15%        $ 11,259        5.57%       $11,140
      8/31/91    $13,742               2.37%       $ 14,797      0.29%        $ 11,292        1.71%       $11,331
      9/30/91    $14,218              -1.67%       $ 14,550      0.44%        $ 11,342        3.44%       $11,720
     10/31/91    $14,426               1.34%       $ 14,745      0.15%        $ 11,359        1.40%       $11,884
     11/30/91    $14,706              -4.03%       $ 14,151      0.29%        $ 11,392        -1.60%      $11,694
     12/31/91    $15,276              11.44%       $ 15,770      0.07%        $ 11,400        7.02%       $12,515
      1/31/92    $14,757              -1.86%       $ 15,476      0.15%        $ 11,417        -4.29%      $11,978
      2/29/92    $14,726               1.29%       $ 15,676      0.36%        $ 11,458        -1.24%      $11,830
      3/31/92    $14,633              -1.95%       $ 15,370      0.51%        $ 11,516        -3.20%      $11,451
      4/30/92    $15,068               2.94%       $ 15,822      0.14%        $ 11,532        3.38%       $11,838
      5/31/92    $15,358               0.49%       $ 15,900      0.14%        $ 11,548        2.45%       $12,128
      6/30/92    $15,543              -1.49%       $ 15,663      0.36%        $ 11,590        -1.18%      $11,985
      7/31/92    $16,378               4.09%       $ 16,303      0.21%        $ 11,614        3.85%       $12,447
      8/31/92    $16,315              -2.05%       $ 15,969      0.28%        $ 11,647        2.45%       $12,752
      9/30/92    $16,389               1.17%       $ 16,156      0.28%        $ 11,679        -1.82%      $12,519
     10/31/92    $16,283               0.34%       $ 16,211      0.35%        $ 11,720        -2.07%      $12,260
     11/30/92    $16,304               3.40%       $ 16,762      0.14%        $ 11,737        2.05%       $12,512
     12/31/92    $16,738               1.23%       $ 16,968     -0.07%        $ 11,729        2.55%       $12,831
      1/31/93    $17,003               0.84%       $ 17,111      0.49%        $ 11,786        1.35%       $13,004
      2/28/93    $17,923               1.36%       $ 17,344      0.35%        $ 11,827        5.05%       $13,661
      3/31/93    $18,082               2.11%       $ 17,710      0.35%        $ 11,869        5.76%       $14,447
      4/30/93    $18,092              -2.42%       $ 17,281      0.28%        $ 11,902        1.93%       $14,726
      5/31/93    $18,018               2.67%       $ 17,742      0.14%        $ 11,919        1.74%       $14,983
      6/30/93    $18,459               0.29%       $ 17,794      0.14%        $ 11,935        1.94%       $15,273
      7/31/93    $18,826              -0.40%       $ 17,723      0.00%        $ 11,935        2.45%       $15,647
      8/31/93    $19,344               3.79%       $ 18,394      0.28%        $ 11,969        4.25%       $16,312
      9/30/93    $19,247              -0.77%       $ 18,253      0.21%        $ 11,994        -1.53%      $16,063
     10/31/93    $19,128               2.07%       $ 18,631      0.41%        $ 12,043        1.78%       $16,349
     11/30/93    $18,221              -0.95%       $ 18,454      0.07%        $ 12,051        -5.21%      $15,497
     12/31/93    $18,502               1.21%       $ 18,677      0.00%        $ 12,051        3.13%       $15,982
      1/31/94    $18,124               3.40%       $ 19,312      0.27%        $ 12,084        3.45%       $16,533
      2/28/94    $17,206              -2.71%       $ 18,789      0.34%        $ 12,125        -4.16%      $15,846
      3/31/94    $16,602              -4.36%       $ 17,969      0.34%        $ 12,166        -3.88%      $15,231
      4/30/94    $16,991               1.28%       $ 18,199      0.14%        $ 12,183        1.81%       $15,507
      5/31/94    $16,105               1.64%       $ 18,498      0.07%        $ 12,192        -1.63%      $15,254
      6/30/94    $15,486              -2.45%       $ 18,045      0.34%        $ 12,233        -2.24%      $14,912
      7/31/94    $16,280               3.28%       $ 18,637      0.27%        $ 12,266        2.62%       $15,303
      8/31/94    $16,439               4.10%       $ 19,401      0.40%        $ 12,315        2.22%       $15,643
      9/30/94    $16,030              -2.44%       $ 18,927      0.27%        $ 12,349        -2.77%      $15,209
     10/31/94    $16,340               2.25%       $ 19,353      0.07%        $ 12,357        1.46%       $15,431
     11/30/94    $16,431              -3.64%       $ 18,649      0.13%        $ 12,373        -4.07%      $14,803
     12/31/94    $16,363               1.48%       $ 18,925      0.00%        $ 12,373        -0.71%      $14,698
      1/31/95    $17,316               2.59%       $ 19,415      0.40%        $ 12,423        0.81%       $14,817
      2/28/95    $17,384               3.90%       $ 20,172      0.40%        $ 12,472        0.14%       $14,838
      3/31/95    $17,134               2.95%       $ 20,767      0.33%        $ 12,514        2.81%       $15,255
      4/30/95    $17,497               2.94%       $ 21,378      0.33%        $ 12,555        3.52%       $15,792
      5/31/95    $18,462               4.00%       $ 22,233      0.20%        $ 12,580        1.35%       $16,005
      6/30/95    $18,443               2.32%       $ 22,748      0.20%        $ 12,605        0.56%       $16,095
      7/31/95    $18,479               3.32%       $ 23,504      0.00%        $ 12,605        2.87%       $16,557
      8/31/95    $18,659               0.25%       $ 23,563      0.26%        $ 12,638        -0.32%      $16,504
      9/30/95    $19,716               4.22%       $ 24,557      0.20%        $ 12,663        4.80%       $17,296
     10/31/95    $20,160              -0.36%       $ 24,468      0.33%        $ 12,705        -0.93%      $17,135
     11/30/95    $20,496               4.39%       $ 25,543     -0.07%        $ 12,696        1.29%       $17,356
     12/31/95    $21,493               1.93%       $ 26,036     -0.07%        $ 12,687        3.38%       $17,943
      1/31/96    $21,877               3.40%       $ 26,921      0.59%        $ 12,762        1.40%       $18,194
      2/29/96    $21,481               0.93%       $ 27,171      0.32%        $ 12,803        -1.09%      $17,995
      3/31/96    $21,469               0.96%       $ 27,432      0.52%        $ 12,870        -0.94%      $17,826
      4/30/96    $21,025               1.47%       $ 27,835      0.39%        $ 12,920        2.68%       $18,304
      5/31/96    $21,493               2.58%       $ 28,553      0.19%        $ 12,944        -0.86%      $18,147
      6/30/96    $22,443               0.38%       $ 28,662      0.06%        $ 12,952        1.29%       $18,381
      7/31/96    $21,266              -4.42%       $ 27,395      0.19%        $ 12,977        -4.87%      $17,486
      8/31/96    $21,722               2.11%       $ 27,973      0.19%        $ 13,001        0.05%       $17,494
      9/30/96    $21,848               5.63%       $ 29,548      0.32%        $ 13,043        1.28%       $17,718
     10/31/96    $22,557               2.76%       $ 30,363      0.32%        $ 13,085        2.42%       $18,147
     11/30/96    $22,962               7.56%       $ 32,659      0.19%        $ 13,110        4.89%       $19,034
     12/31/96    $23,013              -1.98%       $ 32,012      0.00%        $ 13,110        2.22%       $19,457
      1/31/97    $23,507               6.25%       $ 34,013      0.32%        $ 13,151        0.79%       $19,611
      2/28/97    $23,481               0.78%       $ 34,278      0.31%        $ 13,192        0.55%       $19,719
      3/31/97    $22,709              -4.11%       $ 32,870      0.25%        $ 13,225        -2.83%      $19,161
      4/30/97    $22,494               5.97%       $ 34,832      0.12%        $ 13,241        1.46%       $19,440
      5/31/97    $23,924               6.09%       $ 36,953     -0.06%        $ 13,233        6.61%       $20,725
      6/30/97    $24,709               4.48%       $ 38,609      0.12%        $ 13,249        4.62%       $21,683
      7/31/97    $25,298               7.96%       $ 41,682      0.12%        $ 13,265        1.41%       $21,988
      8/31/97    $24,437              -5.60%       $ 39,348      0.19%        $ 13,290        -4.86%      $20,920
      9/30/97    $25,714               5.48%       $ 41,504      0.25%        $ 13,323        6.72%       $22,326
     10/31/97    $25,283              -3.34%       $ 40,118      0.25%        $ 13,357        -1.45%      $22,002
     11/30/97    $26,962               4.63%       $ 41,975     -0.06%        $ 13,349        7.00%       $23,542
     12/31/97    $29,172               1.72%       $ 42,697     -0.12%        $ 13,333        4.16%       $24,521
      1/31/98    $28,282               1.11%       $ 43,171      0.19%        $ 13,358        3.27%       $25,323
      2/28/98    $29,516               7.21%       $ 46,284      0.19%        $ 13,383        2.58%       $25,977
      3/31/98    $31,755               5.12%       $ 48,653      0.19%        $ 13,409        8.96%       $28,304
      4/30/98    $30,736               1.01%       $ 49,145      0.18%        $ 13,433        -2.18%      $27,687
      5/31/98    $29,990              -1.72%       $ 48,300      0.18%        $ 13,457        -1.16%      $27,366
      6/30/98    $31,071               4.06%       $ 50,260      0.12%        $ 13,473        3.25%       $28,255
      7/31/98    $30,167              -1.07%       $ 49,723      0.12%        $ 13,489        3.12%       $29,137
      8/31/98    $28,135              -14.46%      $ 42,533      0.12%        $ 13,506        -7.88%      $26,841
      9/30/98    $29,659               6.41%       $ 45,259      0.12%        $ 13,522        5.24%       $28,247
     10/31/98    $30,230               8.13%       $ 48,939      0.24%        $ 13,554        5.88%       $29,908
     11/30/98    $30,944               6.06%       $ 51,904      0.00%        $ 13,554        3.84%       $31,057
     12/31/98    $32,436      4.82%    5.76%       $ 54,894     -0.06%        $ 13,546        7.91%       $33,513


--------------------------------------------------------------------------------

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (37)
This chart shows the average annual total return for the Global Utilities Securities Funds as of 12/31/98.

Average Annual Total Return
----------------------------------------------
1-Year                                 +11.19%

5-Year                                 +11.88%

Since Inception (1/24/89)              +12.57%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (38)
This chart shows the top 10 holdings and their respective based on the percentage of total net assets on 12/31/98 for the Growth and Income Fund.

TOP 10 HOLDINGS
Growth and Income Fund
12/31/98

COMPANY                                                % OF TOTAL
INDUSTRY                                               NET ASSETS
-----------------------------------------------------------------
Bell Atlantic Corp.                                       3.0%
Telecommunications

Pharmacia & Upjohn Inc.                                   2.6%
Health Technology

Atlantic Richfield Co.                                    2.6%
Energy Minerals

J.C. Penney Co. Inc.                                      2.2%
Retail Trade

UST Inc.                                                  2.0%
Consumer Non-Durables

Texaco Inc.                                               2.0%
Energy Minerals

Chevron Corp.                                             1.9%
Energy Minerals

Dominion Resources Inc.                                   1.8%
Utilities

GTE Corp.                                                 1.8%
Telecommunications

Philip Morris Cos. Inc.                                   1.8%
Consumer Non-Durables


GROWTH AND INCOME FUND

1998 witnessed increased volatility in the world's stock markets. In this environment, investors generally preferred large capitalization growth stocks, which, as they have done since 1994, outperformed traditional value stocks for the 12-month period. Growth and Income Fund, which utilizes a value investment discipline, reflected these trends.

In keeping with its fundamental investment approach, the portfolio seeks to invest in stocks with attractive valuations. We look for stocks selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings.* This generally entails investing in stocks at what we feel are temporarily depressed prices. At the same time we collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines. Our investments typically fall into three categories: cyclical stocks; "special situation" stocks; and traditional, high dividend-paying stocks such as utilities, real estate investment trusts (REITs), and energy.

As of year-end, we remained heavily weighted in traditionally high-yielding stocks. However, we did take profits based on the strength of various energy and telephone utility positions during the year. On the other hand, our investments in REITs did not meet expectations. Looking forward into 1999, we believe their performance may improve as capital market constraints have improved industry fundamentals and many holdings offer attractive dividend yields of 7% or more.

The investment in Ford Motor Co. in late 1997 typifies our strategy for cyclical stocks. Seeking to invest in companies with attractive dividend yields and assets, we found Ford's adjusted dividend yield in excess of 5% and their balance sheet appealing with over $10 per share at the time of purchase. The company was also trading at six times estimated earnings and was spinning off its consumer finance subsidiary at a value in excess of $16 per share. Our investment was rewarded when Ford became one of the portfolio's best performers in 1998, with a one-year total return gain of approximately 85%. Our commodity-sensitive cyclical holdings did not fare as well during the year, as the price of many commodities fell to 20-year lows. We took profits in paper and building products producers Georgia Pacific Corp. and Millennium Chemicals, Inc., and realized losses in Freeport McMoran Copper and Gold, Inc. and Portucel Industrial SA, a Europe-based forest products company.


*Normalized earnings estimate a company's earnings during periods of normal economic activity, attempting to factor out extremes produced by cyclical strength or weakness.

During 1998, many of our new investments fell into the "special situations" category. Often referred to as "fallen angels," these stocks are typically high-quality growth companies that have experienced a short-term slowing in their businesses, but continue to maintain excellent, long-term potential. Examples of these investments include Diebold Inc., the world's largest automated teller machine manufacturer; Pitney Bowes Inc., a top-ranked producer of postage meters; Federal Signal Corp., maker of safety and rescue equipment; Pall Corp., a leading filter supplier; and Avery Dennison Corp., a global leader in consumer label and adhesive products.

Our search for undervalued stocks also led to numerous "takeovers" among the portfolio's 1998 holdings. Twelve of our approximately 80 positions were subject to acquisition bids during the year. Those holdings included Chrysler Corp.; Union Camp Corp.; Illinois Central Corp. railroad; electronics connector AMP Inc.; utilities company PacifiCorp; financial companies Mid Ocean Ltd. and Beneficial Corp.; oil companies Amoco Corp. and Mobil Corp.; and telecommunications companies GTE Corp., Ameritech Corp. and Southern New England Telecommunications Corp.

GRAPHIC MATERIAL (39)
This graph compares the performance of Growth and Income Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, and the Consumer Price Index from 1/24/89 12/31/98.

Looking forward, we anticipate continued high levels of financial market volatility. Corporate America will likely face earnings growth challenges near-term, while overall stock market valuations remain historically high. Importantly, volatility can offer opportunities to invest in quality companies at bargain levels, as widely fluctuating stock prices often reflect emotional swings rather than historical fundamentals. Consistent with historical long-term market cycles, we feel that the recent phenomenon of growth stocks outperforming value issues will reverse, possibly soon. If this happens, we believe our disciplined, value-oriented approach may be very well positioned for such a market environment.

TOTAL RETURN INDEX COMPARISON
Growth and Income Fund
$10,000 Investment (1/24/89 - 12/31/98)

                      GROWTH &                                                            CONSUMER PRICE
                      INCOME                                   S&P 500                        INDEX
--------------------------------------------------------------------------------------------------------
         1/24/89     $10,000                                  $  10,000                      $10,000
         1/31/89     $10,020                      1.65%       $  10,165       0.11%          $10,011
         2/28/89     $10,080                     -2.49%       $   9,912       0.41%          $10,052
         3/31/89     $10,150                      2.33%       $  10,143       0.58%          $10,111
         4/30/89     $10,210                      5.19%       $  10,670       0.65%          $10,176
         5/31/89     $10,280                      4.05%       $  11,102       0.57%          $10,234
         6/30/89      $9,990                     -0.57%       $  11,038       0.24%          $10,259
         7/31/89     $10,530                      9.03%       $  12,035       0.24%          $10,284
         8/31/89     $11,020                      1.96%       $  12,271       0.16%          $10,300
         9/30/89     $10,680                     -0.41%       $  12,221       0.32%          $10,333
        10/31/89     $10,040                     -2.32%       $  11,937       0.48%          $10,383
        11/30/89     $10,110                      2.04%       $  12,181       0.24%          $10,407
        12/31/89     $10,290                      2.40%       $  12,473       0.16%          $10,424
         1/31/90      $9,760                     -6.71%       $  11,636       1.03%          $10,531
         2/28/90      $9,920                      1.29%       $  11,786       0.47%          $10,581
         3/31/90     $10,159                      2.65%       $  12,099       0.55%          $10,639
         4/30/90      $9,958                     -2.49%       $  11,797       0.16%          $10,656
         5/31/90     $10,824                      9.75%       $  12,948       0.23%          $10,681
         6/30/90     $10,693                     -0.67%       $  12,861       0.54%          $10,738
         7/31/90     $10,623                     -0.32%       $  12,820       0.38%          $10,779
         8/31/90      $9,736                     -9.04%       $  11,661       0.92%          $10,878
         9/30/90      $9,343                     -4.87%       $  11,093       0.84%          $10,970
        10/31/90      $9,242                     -0.43%       $  11,045       0.60%          $11,036
        11/30/90      $9,776                      6.46%       $  11,759       0.22%          $11,060
        12/31/90     $10,048                      2.79%       $  12,087       0.00%          $11,060
         1/31/91     $10,683                      4.36%       $  12,614       0.60%          $11,126
         2/28/91     $11,127                      7.15%       $  13,516       0.15%          $11,143
         3/31/91     $11,147                      2.42%       $  13,843       0.15%          $11,160
         4/30/91     $11,177                      0.24%       $  13,876       0.15%          $11,176
         5/31/91     $11,600                      4.31%       $  14,474       0.30%          $11,210
         6/30/91     $10,853                     -4.58%       $  13,811       0.29%          $11,242
         7/31/91     $11,243                      4.66%       $  14,455       0.15%          $11,259
         8/31/91     $11,623                      2.37%       $  14,797       0.29%          $11,292
         9/30/91     $11,541                     -1.67%       $  14,550       0.44%          $11,342
        10/31/91     $11,664                      1.34%       $  14,745       0.15%          $11,359
        11/30/91     $11,161                     -4.03%       $  14,151       0.29%          $11,392
        12/31/91     $12,054                     11.44%       $  15,770       0.07%          $11,400
         1/31/92     $12,577                     -1.86%       $  15,476       0.15%          $11,417
         2/29/92     $12,587                      1.29%       $  15,676       0.36%          $11,458
         3/31/92     $12,125                     -1.95%       $  15,370       0.51%          $11,516
         4/30/92     $12,146                      2.94%       $  15,822       0.14%          $11,532
         5/31/92     $12,218                      0.49%       $  15,900       0.14%          $11,548
         6/30/92     $11,943                     -1.49%       $  15,663       0.36%          $11,590
         7/31/92     $12,295                      4.09%       $  16,303       0.21%          $11,614
         8/31/92     $12,119                     -2.05%       $  15,969       0.28%          $11,647
         9/30/92     $12,420                      1.17%       $  16,156       0.28%          $11,679
        10/31/92     $12,658                      0.34%       $  16,211       0.35%          $11,720
        11/30/92     $13,135                      3.40%       $  16,762       0.14%          $11,737
        12/31/92     $13,259                      1.23%       $  16,968      -0.07%          $11,729
         1/31/93     $13,363                      0.84%       $  17,111       0.49%          $11,786
         2/28/93     $13,280                      1.36%       $  17,344       0.35%          $11,827
         3/31/93     $13,653                      2.11%       $  17,710       0.35%          $11,869
         4/30/93     $13,477                     -2.42%       $  17,281       0.28%          $11,902
         5/31/93     $13,840                      2.67%       $  17,742       0.14%          $11,919
         6/30/93     $13,676                      0.29%       $  17,794       0.14%          $11,935
         7/31/93     $13,477                     -0.40%       $  17,723       0.00%          $11,935
         8/31/93     $13,979                      3.79%       $  18,394       0.28%          $11,969
         9/30/93     $13,896                     -0.77%       $  18,253       0.21%          $11,994
        10/31/93     $14,105                      2.07%       $  18,631       0.41%          $12,043
        11/30/93     $13,990                     -0.95%       $  18,454       0.07%          $12,051
        12/31/93     $14,627                      1.21%       $  18,677       0.00%          $12,051
         1/31/94     $15,453                      3.40%       $  19,312       0.27%          $12,084
         2/28/94     $15,255                     -2.71%       $  18,789       0.34%          $12,125
         3/31/94     $14,345                     -4.36%       $  17,969       0.34%          $12,166
         4/30/94     $14,429                      1.28%       $  18,199       0.14%          $12,183
         5/31/94     $14,471                      1.64%       $  18,498       0.07%          $12,192
         6/30/94     $14,003                     -2.45%       $  18,045       0.34%          $12,233
         7/31/94     $14,409                      3.28%       $  18,637       0.27%          $12,266
         8/31/94     $14,889                      4.10%       $  19,401       0.40%          $12,315
         9/30/94     $14,452                     -2.44%       $  18,927       0.27%          $12,349
        10/31/94     $14,663                      2.25%       $  19,353       0.07%          $12,357
        11/30/94     $14,118                     -3.64%       $  18,649       0.13%          $12,373
        12/31/94     $14,332                      1.48%       $  18,925       0.00%          $12,373
         1/31/95     $14,449                      2.59%       $  19,415       0.40%          $12,423
         2/28/95     $15,026                      3.90%       $  20,172       0.40%          $12,472
         3/31/95     $15,453                      2.95%       $  20,767       0.33%          $12,514
         4/30/95     $15,912                      2.94%       $  21,378       0.33%          $12,555
         5/31/95     $16,403                      4.00%       $  22,233       0.20%          $12,580
         6/30/95     $16,505                      2.32%       $  22,748       0.20%          $12,605
         7/31/95     $16,782                      3.32%       $  23,504       0.00%          $12,605
         8/31/95     $16,982                      0.25%       $  23,563       0.26%          $12,638
         9/30/95     $17,715                      4.22%       $  24,557       0.20%          $12,663
        10/31/95     $17,582                     -0.36%       $  24,468       0.33%          $12,705
        11/30/95     $18,270                      4.39%       $  25,543      -0.07%          $12,696
        12/31/95     $19,037                      1.93%       $  26,036      -0.07%          $12,687
         1/31/96     $19,426                      3.40%       $  26,921       0.59%          $12,762
         2/29/96     $19,226                      0.93%       $  27,171       0.32%          $12,803
         3/31/96     $19,426                      0.96%       $  27,432       0.52%          $12,870
         4/30/96     $19,526                      1.47%       $  27,835       0.39%          $12,920
         5/31/96     $19,725                      2.58%       $  28,553       0.19%          $12,944
         6/30/96     $20,092                      0.38%       $  28,662       0.06%          $12,952
         7/31/96     $19,348                     -4.42%       $  27,395       0.19%          $12,977
         8/31/96     $19,621                      2.11%       $  27,973       0.19%          $13,001
         9/30/96     $20,141                      5.63%       $  29,548       0.32%          $13,043
        10/31/96     $20,736                      2.76%       $  30,363       0.32%          $13,085
        11/30/96     $21,727                      7.56%       $  32,659       0.19%          $13,110
        12/31/96     $21,739                     -1.98%       $  32,012       0.00%          $13,110
         1/31/97     $22,358                      6.25%       $  34,013       0.32%          $13,151
         2/28/97     $22,879                      0.78%       $  34,278       0.31%          $13,192
         3/31/97     $22,383                     -4.11%       $  32,870       0.25%          $13,225
         4/30/97     $22,680                      5.97%       $  34,832       0.12%          $13,241
         5/31/97     $23,882                      6.09%       $  36,953      -0.06%          $13,233
         6/30/97     $24,572                      4.48%       $  38,609       0.12%          $13,249
         7/31/97     $25,841                      7.96%       $  41,682       0.12%          $13,265
         8/31/97     $25,325                     -5.60%       $  39,348       0.19%          $13,290
         9/30/97     $26,739                      5.48%       $  41,504       0.25%          $13,323
        10/31/97     $25,960                     -3.34%       $  40,118       0.25%          $13,357
        11/30/97     $27,123                      4.63%       $  41,975      -0.06%          $13,349
        12/31/97     $27,770                      1.72%       $  42,697      -0.12%          $13,333
         1/31/98     $27,572                      1.11%       $  43,171       0.19%          $13,358
         2/28/98     $28,735                      7.21%       $  46,284       0.19%          $13,383
         3/31/98     $30,295                      5.12%       $  48,653       0.19%          $13,409
         4/30/98     $29,793                      1.01%       $  49,145       0.18%          $13,433
         5/31/98     $29,357                     -1.72%       $  48,300       0.18%          $13,457
         6/30/98     $29,271                      4.06%       $  50,260       0.12%          $13,473
         7/31/98     $28,533                     -1.07%       $  49,723       0.12%          $13,489
         8/31/98     $25,991                    -14.46%       $  42,533       0.12%          $13,506
         9/30/98     $27,572                      6.41%       $  45,259       0.12%          $13,522
        10/31/98     $28,976                      8.13%       $  48,939       0.24%          $13,554
        11/30/98     $29,936                      6.06%       $  51,904       0.00%          $13,554
        12/31/98     $30,084          0.49%       5.76%       $  54,894      -0.06%          $13,546


--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (40)
This chart shows the average annual total return for Growth and Income Fund as of 12/31/98.

Average Annual Total Return
----------------------------------------
1-Year                            +8.33%

5-Year                           +15.51%

Since Inception (1/24/89)        +11.72%

--------------------------------------------------------------------------------


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (41)

This chart shows the top 10 holdings based on the percentage of total net assets on 12/31/98 for the Income Securities Fund.

TOP 10 HOLDINGS
Income Securities Fund
12/31/98

                                                    % of Total
Issuer                                              Net Assets
--------------------------------------------------------------
U.S. T-Bonds, Bonds                                      13.3%

Republic of Argentina, Bonds                             6.08%

Republic of Brazil, Bonds                                3.28%

Philip Morris Cos. Inc., Stock                           2.25%

Republic of Korea, Bonds                                 2.09%

Texas Utilities Co., Stock                               1.72%

New Century Energies Inc., Stock                         1.56%

American Electric Power Co. Inc.,

Stock                                                    1.55%

Cinergy Corp., Stock.                                    1.48%

Escom, Bonds                                             1.32%


INCOME SECURITIES FUND

Although the 12-month period presented us with several investment opportunities, your portfolio's sector weightings did not change significantly. The stock weighting increased from 45% to 46.9%, and the overall bond weighting and the cash position remained steady at 50% and less than 3%, respectively.

Our bond holdings consisted of corporate, foreign and U.S. Treasury bonds. Corporate bonds, representing our largest fixed-income weighting, declined to 23.5% of total net assets, largely because of calls or tenders at premium prices from issuers seeking to retire debt. Several of these calls and tenders resulted from the acquisition of bond issuers by companies with stronger credit profiles. Corporate bonds benefiting from merger and acquisitions activity included issues from Calmar, Inc., Americold Corp., Ralphs Grocery Co., Food 4 Less, Inc. and Doane Products Co. Our corporate bond sector performed well over most of the period, but faced a challenging environment toward the end of the year, as it became evident that economic growth would most likely slow in the foreseeable future. Although we remained selective with respect to our investments in corporate bonds, we were able to find several potentially attractive investments, including new positions in oil refiner Compania de Conproca SA S.F., Nextel Communications Inc. in telecommunications, Venetian Casino/Las Vegas Sands in gaming, paging company MetroCall Inc., and infant and toddler product company Evenflo Company Inc.

We added to the portfolio's U.S. Treasury holdings early in the period, as we believed that Treasury bonds represented an attractive investment due to the subdued inflation environment and prospects for a U.S. government budget surplus. Treasury bonds subsequently rose in value, benefiting in our view from these positive conditions as well as from concerns over international economic turmoil and the potential for slowing domestic growth. As a consequence, U.S. Treasury bonds represented 13.3% of total net assets on December 31, 1998, up from 8.3% a year earlier.

The Asian crises, combined with economic uncertainty in other international markets such as Russia and Latin America, apparently dealt a blow to many countries' stock and bond markets. Seeking to take advantage of weakness in the period, we focused on dollar-denominated bonds of countries we believed would work with the International Monetary Fund and G7* countries to continue economic reform and to achieve


*The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K, Italy and Canada.

financial stability. Consequently, we initiated positions in Korean and Russian dollar-denominated government bonds.

The portfolio's equity sectors delivered mixed performances with utility stocks performing well. We feel utility stocks' healthy performance was partly due to lower interest rates and consolidation within the industry. These securities also benefited when CalEnergy Co. Inc., an independent power producer, made an acquisition bid for MidAmerican Energy Holdings Co. We subsequently took a profit in our MidAmerican position, as the shares appeared fully valued. The entry of non-traditional buyers into the utility market is a developing trend that we expect to continue. Indeed, two more of our holdings subsequently received buyout offers from two U.K. utility companies. We continue to believe utility stocks offer attractive yields and value relative to the broader stock market, as well as improving growth opportunities from companies that adapt to a deregulated environment. In addition to solid performance from our utility stocks, the portfolio's largest position, Philip Morris Cos. Inc., also performed well during the year as progress was made on tobacco litigation with the recently announced state attorneys' general settlement.

The portfolio's gold, energy and real estate stock sectors experienced declines during the period as a result of supply and demand concerns. Gold bullion prices fell steeply amid uncertainty related to central bank reserve selling. We added to several existing positions on weakness, and took a position in Barrick Gold Corp. through the purchase of Trizec Hahn Corp.'s convertible bond issue, which is convertible into Barrick Gold common stock. Our gold positions benefited the portfolio when the sector rebounded during September's financial market turmoil. Weakness in energy stocks, related to declining oil prices, also offered what we believed were attractive long-term values. Consequently, we added to positions in Energy Ventures Inc. (EVI) and Lomak Financing Trust convertible preferred stocks. In the real estate sector, we initiated four real estate investment trust (REIT) convertible security positions, representing a diverse mix of property types with attractive dividend yields. These positions included Meristar Hospitality Corp., Innkeepers USA Trust, Reckson Associates Realty Corp. and Glenborough Realty Trust Inc. As of the end of the reporting period, we believed REITS were undervalued relative to the overall stock market, particularly in light of continued industry strength. Finally, in addition to the previously mentioned purchases, we sold or trimmed several positions that had appreciated during the year and

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are Standard & Poor's Micropal and Lipper.

GRAPHIC MATERIAL (43)

This chart shows the average annual total return for Growth and Income Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------------
1-Year                                      +1.64%

5-Year                                      +8.73%

Since Inception (1/24/89)                  +11.23%


no longer fit our valuation criteria. These included Acclaim Entertainment, Inc. convertible bonds in entertainment software and Cablevision Systems Corp. preferred stock in cable television, both of which nearly doubled in value over the past year.

We note that in a strong environment for equities, with the S&P 500 Index up 28.6%, the portfolio's 50.7% fixed-income weighting contributed to its lower, +1.64% one-year cumulative total return.* Our substantial fixed-income weighting also hurt performance relative to the Lipper Income Funds Average, which is skewed towards funds with higher equity concentrations. The Lipper funds typically have lower yields, meaning that they are more sensitive to movement in the stock market. Meanwhile, the Lehman Brothers Government/Corporate Bond Index was able to deliver superior performance mostly due to its greater weighting in government securities, which outperformed corporate bonds during the reporting period.

We remain selective with respect to new purchases, amid increased stock and bond market volatility. However, we will continue to be opportunistic and utilize fundamental research in our search for investment opportunities across markets. As always, we remain committed to our value-oriented approach, seeking income and growth from a diversified mix of stocks, bonds and cash.

GRAPHIC MATERIAL (42)
This graph compares the performance of Income securities Fund as tracked by the growth in value of a $10,000 investment, to that of the Lehman brothers Government/Corporate Bond Index, the S&P 500 Index, and the Lipper Income Funds Objective Average Index from 1/24/89-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are Standard & Poor's Micropal and Lipper.

Inception: 1/24/89         January Proration:  31-24 = 7 days,
                           7/31 = 22.58%
                           Lipper Proration  90-24 = 66 days, 66/90 = 73.33%.
                           3.33 * 73.33% = 2.44%

TOTAL RETURN INDEX COMPARISON
Income Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)

            Income Securities                  Lehman Brothers                   S&P500                 Lipper Income Average
                                          Government/Corporate Bond
                                                    Index
      1/24/89            $10,000                            $10,000                       $10,000                    $10,000
      3/31/89            $10,150               0.07%        $10,007           1.43%       $10,143        2.44%       $10,244
      6/30/89            $10,280               8.04%        $10,811           8.83%       $11,039        5.51%       $10,809
      9/30/89            $10,460               0.94%        $10,913          10.71%       $12,221        3.99%       $11,240
     12/31/89            $10,900               3.61%        $11,307           2.06%       $12,473        1.38%       $11,395
      3/31/90            $10,693              -1.14%        $11,178          -3.01%       $12,097       -1.80%       $11,190
      6/30/90            $11,030               3.60%        $11,580           6.29%       $12,858        3.02%       $11,528
      9/30/90            $10,101               0.60%        $11,650         -13.74%       $11,092       -5.42%       $10,903
     12/31/90            $10,091               5.10%        $12,244           8.96%       $12,085        4.44%       $11,387
      3/31/91            $11,754               2.69%        $12,573          14.53%       $13,841        8.67%       $12,374
      6/30/91            $12,452               1.51%        $12,763          -0.23%       $13,809        1.78%       $12,595
      9/30/91            $13,448               5.75%        $13,497           5.35%       $14,548        6.88%       $13,461
     12/31/91            $13,999               5.33%        $14,216           8.38%       $15,767        5.51%       $14,203
      3/31/92            $14,935              -1.50%        $14,003          -2.53%       $15,369        1.05%       $14,352
      6/30/92            $15,515               4.06%        $14,572           1.90%       $15,661        2.96%       $14,777
      9/30/92            $15,855               4.88%        $15,283           3.15%       $16,154        3.54%       $15,300
     12/31/92            $15,983               0.07%        $15,293           5.03%       $16,966        1.94%       $15,597
      3/31/93            $16,979               4.66%        $16,006           4.37%       $17,708        5.12%       $16,395
      6/30/93            $17,671               3.01%        $16,488           0.49%       $17,795        2.24%       $16,763
      9/30/93            $18,367               3.32%        $17,035           2.58%       $18,254        3.24%       $17,306
     12/31/93            $18,954              -0.29%        $16,986           2.32%       $18,677        1.04%       $17,486
      3/31/94            $18,151              -3.15%        $16,451          -3.79%       $17,969       -3.07%       $16,949
      6/30/94            $17,843              -1.24%        $16,247           0.42%       $18,045       -0.41%       $16,879
      9/30/94            $18,202               0.50%        $16,328           4.89%       $18,927        2.04%       $17,224
     12/31/94            $17,766               0.37%        $16,388          -0.02%       $18,923       -1.37%       $16,988
      3/31/95            $18,498               4.98%        $17,204           9.74%       $20,767        5.57%       $17,934
      6/30/95            $19,910               6.48%        $18,319           9.55%       $22,750        6.01%       $19,012
      9/30/95            $20,847               1.91%        $18,669           7.95%       $24,558        4.71%       $19,907
     12/31/95            $21,745               4.66%        $19,539           6.02%       $26,037        4.49%       $20,801
      3/31/96            $21,983              -2.34%        $19,082           5.37%       $27,435        1.92%       $21,200
      6/30/96            $22,623               0.47%        $19,172           4.49%       $28,667        1.82%       $21,586
      9/30/96            $23,003               1.77%        $19,511           3.09%       $29,553        1.96%       $22,009
     12/31/96            $24,198               3.06%        $20,108           8.34%       $32,017        4.72%       $23,048
      3/31/97            $24,395              -0.86%        $19,935           2.68%       $32,875       -0.05%       $23,037
      6/30/97            $25,804               3.64%        $20,661          17.46%       $38,615        7.86%       $24,847
      9/30/97            $27,145               3.50%        $21,384           7.49%       $41,508        6.02%       $26,343
     12/31/97            $28,333               3.21%        $22,070           2.87%       $42,699        1.73%       $26,799
      3/31/98            $29,366               1.52%        $22,406          13.95%       $48,655        5.39%       $28,243
      6/30/98            $28,696               2.62%        $22,993           3.30%       $50,261        0.40%       $28,356
      9/30/98            $28,049               4.95%        $24,131          -9.95%       $45,260       -4.53%       $27,072
     12/31/98            $28,798               0.13%        $24,162          21.30%       $54,894        6.46%       $28,821

MUTUAL SHARES SECURITIES FUND

Value investors generally, and we at Mutual Shares Securities Fund, underperformed the various broad market indices over the reporting period, as shown by our +.09% cumulative total return for the year ended December 31, 1998. Large-cap value stocks, which have typically held up better than growth stocks in market downturns, generally did not do so during last summer's two-month market correction. The S&P


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

500's largest growth stocks, such as Microsoft Corp., Dell Corp. and Intel Corp., continued their extraordinary growth, pushing the major indices to record levels. Internet stocks traded at levels that confounded even traditional growth investors. Some perceived pockets of value, such as oil service companies, just got cheaper over the course of the year. We feel the relatively weak performance of value stocks contributed to the flat performance of the portfolio over the period.

Some of our largest positions did perform well during the year. Mediaone Group Inc. and Morgan Stanley Dean Witter & Co. were up significantly. Financial services stocks remained a major portfolio focus. During the third-quarter correction we made a significant investment in the brokerage sector, initiating positions in Lehman Brothers Holdings Inc. and Bear Stearns Co. Inc., and adding to our Morgan Stanley Dean Witter holdings. We bought our Lehman stock at a notable discount to book value during a period when some believed the company, with $5 billion of equity capital, was financially strapped. We were also enthusiastic about Bank One Corp. and money manager United Asset Management Corp., two other financial holdings.

Companies involved in deals and restructurings should again present opportunities in 1999. Two businesses we liked, and where we added to our holdings, were Telephone & Data Systems Inc., a wireless and wireline telecommunication company, and diversified consumer products company U.S. Industries Inc. Looking forward, we are confident that our disciplined value and special situation approach, although recently out of favor, will prove rewarding.

Effective November 1, 1998, Larry Sondike and David Marcus assumed their roles as portfolio co-managers. This change is designed to combine the benefits of our team approach with the increased focus and accountability that portfolio assignments create. The managers will continue to benefit from the ideas of all the investment professionals at the firm.

GRAPHIC MATERIAL (44)
This graph compares the performance of Mutual Shares Securities Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, and the Lipper Growth & Income Funds Objective Advantage Index from
11/8/96-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sale scharges. Index source is Standard & Poor's Micropal and Lipper.

TOTAL RETURN INDEX COMPARISON
Mutual Shares Securities Fund
$10,000 Investment (11/8/96 - 12/31/98)

                    Mutual Shares Securities Fund                     S&P500                    Lipper Growth &
                                                                                                 Income Funds
                                                                                               Objective Average

        11/8/96           $10,000                                        $10,000                           $10,000
       11/30/96           $10,120                           5.54%        $10,554       4.77%               $10,477
       12/31/96           $10,350                          -1.98%        $10,345      -1.05%               $10,367
        1/31/97           $10,620                           6.25%        $10,992       4.31%               $10,813
        2/28/97           $10,730                           0.78%        $11,078       0.51%               $10,869
        3/31/97           $10,420                          -4.11%        $10,622      -3.57%               $10,481
        4/30/97           $10,510                           5.97%        $11,257       3.60%               $10,858
        5/31/97           $10,890                           6.09%        $11,942       6.26%               $11,538
        6/30/97           $11,145                           4.48%        $12,477       3.85%               $11,982
        7/31/97           $11,685                           7.96%        $13,470       7.36%               $12,864
        8/31/97           $11,625                          -5.60%        $12,716      -3.34%               $12,434
        9/30/97           $12,115                           5.48%        $13,413       5.07%               $13,064
       10/31/97           $11,805                          -3.34%        $12,965      -3.51%               $12,606
       11/30/97           $11,915                           4.63%        $13,565       2.68%               $12,944
       12/31/97           $12,185                           1.72%        $13,798       1.67%               $13,160
        1/31/98           $12,135                           1.11%        $13,952       0.07%               $13,169
        2/28/98           $12,786                           7.21%        $14,958       6.82%               $14,067
        3/31/98           $13,196                           5.12%        $15,723       4.42%               $14,689
        4/30/98           $13,316                           1.01%        $15,882       0.70%               $14,792
        5/31/98           $13,196                          -1.72%        $15,609      -2.08%               $14,484
        6/30/98           $13,114                           4.06%        $16,243       1.69%               $14,729
        7/31/98           $12,655                          -1.07%        $16,069      -2.59%               $14,347
        8/31/98           $10,840                         -14.46%        $13,745     -14.66%               $12,244
        9/30/98           $10,799                           6.41%        $14,626       5.29%               $12,892
       10/31/98           $11,513                           8.13%        $15,816       7.25%               $13,826
       11/30/98           $12,104                           6.06%        $16,774       5.07%               $14,527
       12/31/98           $12,196           0.76%           5.76%        $17,740       4.46%               $15,175

GRAPHIC MATERIAL (45)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Mutual Shares Securities Fund.

TOP 10 HOLDINGS
Mutual Shares Securities Fund
12/31/98

COMPANY                                      % OF TOTAL
INDUSTRY, COUNTRY                            NET ASSETS
-------------------------------------------------------
Chase Manhattan Corp.                              3.7%
Banking, U.S.

Investor AB, A&B                                   3.2%
Multi-Industry, Sweden

Morgan Stanley
Dean Witter & Co.                                  2.0%
Financial Services, U.S.

United Asset Management Corp.                      2.0%
Financial Services, U.S.

Mediaone Group Inc.                                1.9%
Broadcasting & Publishing, U.S.

Bank One Corp.                                     1.9%
Banking, U.S.

General Motors Corp.                               1.8%
Automobiles, U.S.

RJR Nabisco Holdings Corp.                         1.7%
Beverages & Tobacco, U.S.

Tele-Communications Inc., A                        1.6%
Telecommunications, U.S.

Suez Lyonnaise des Eaux SA                         1.6%
Business & Public Services,
France


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE STANDARD & POOR'S MICROPAL AND LIPPER.

GRAPHIC MATERIAL (46)
This chart shows the average annual total return for the Mutual Shares Securities Fund as of 12/31/98.


Average Annual Total Return
-------------------------------------------------
1-Year                                     +0.09%

Since Inception (11/8/96)                  +9.70%

GRAPHIC MATERIAL (47)
This chart shows the top 10 holdings and their respective security type based on the percentage of total net assets on 12/31/98 for the Real Estate Securities Fund.

TOP 10 HOLDINGS
Real Estate Securities Fund
12/31/98

SECURITY                                  % OF TOTAL
SECURITY TYPE                             NET ASSETS
----------------------------------------------------
Equity Residential
Properties Trust                               3.67%
Equity REIT - Apartments

Security Capital Group Inc.                    3.44%
Diversified Property Type

Equity Office Properties Trust                 3.37%
Equity REIT - Office

Pacific Retail Trust                           3.28%
Equity REIT - Retail -
Community Centers

Arden Realty Inc.                              3.13%
Equity REIT - Office

Simon Property Group Inc.                      3.03%
Equity REIT - Retail -
Regional Malls

FelCor Lodging Trust Inc.                      2.94%
Equity REIT - Hotels

Archstone Communities Trust                    2.87%
Equity REIT - Apartments

Starwood Hotels & Resorts
Worldwide Inc.                                 2.81%
Equity REIT - Hotels

Host Marriott Corp.                            2.79%
Hotels

REAL ESTATE SECURITIES FUND

During the 12-month reporting period, the real estate industry benefited from strong operating fundamentals and low interest rates. Unfortunately, the sector's stock performance was a different story. After strong returns in 1997, real estate securities suffered a substantial decline in 1998. Real estate investment trusts' (REITs') inability to access the capital markets apparently fueled concerns about a slowdown in acquisition activity, which, along with uncertainty about the U.S. economy, negatively affected investor sentiment and contributed to weak REIT stock prices. The 1998 real estate sector was in our opinion a clear example of negative investor sentiment overriding operating fundamentals. While we cannot predict future market direction, we believe that 1999 earnings visibility may be excellent for the real estate industry relative to the overall market, given strong sector fundamentals and stable cash flows derived from real estate leases. Additionally, as a result of lower stock prices, REITs traded at the most attractive valuations seen in the last several years.

For the year under review, Real Estate Securities Fund delivered a -16.82% cumulative total return, comparable to the portfolio's benchmark, the unmanaged Wilshire Real Estate Securities Index, which posted a -17.63% total return for the same period. However, the fund substantially underperformed the S&P 500 Index, which consists of 500 widely held U.S. common stocks and had a return of 28.6% for the period, reflecting investors preference for large-cap stocks at the expense of real estate securities.*

As discussed in prior shareholder reports, our portfolio strategy is to focus on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams with intensive property management and capital markets experience. Accordingly, we maintained the majority of our investments in the diversified, hotel, apartment, office and industrial property sectors, where we saw the most attractive stock valuations and anticipated the strongest cash flow growth.

The diversified property sector represented the portfolio's largest property type-weighting, representing 20.0% of total net assets on December 31, 1998. This sector's stocks have real estate portfolios diversified by property type and location. We recently added to two of the group's positions, Security Capital Group Inc. and Glenborough

*Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Realty Trust Inc., placing them among our top 15 portfolio holdings. We felt these stocks' weakness at the end of the reporting period provided an excellent opportunity to increase our position in these well-managed, highly diversified companies.

Given the reduced domestic economic risk, we believe that office stocks represent an attractive combination of favorable supply and demand fundamentals and attractive valuations. As of December 31, 1998, the office sector represented 18.1% of total net assets. The portfolio initiated positions in two new stocks, Brandywine Realty Trust, a suburban Philadelphia office REIT, and TriNet Corporate Realty Trust Inc., a national triple net lease office REIT. At the purchase date, both stocks traded at seven times 1999 expected funds from operations (FFO) and offered dividend yields in excess of 9%.

Our third largest property sector, hotels, represented 17.4% of total net assets at year end. Changing legislation, concerns about excess supply and a potential recession seemed to hit this group the hardest in 1998. We took advantage of this weakness to add to three positions -- Starwood Hotels & Resorts Worldwide Inc., MeriStar Hospitality Corp., and Host Marriott Corp. -- which also took their place among our largest positions. Hotel stocks may benefit from the Federal Reserve Board's interest-rate cuts and the recent credit crunch, which in our view would significantly reduce the amount of new industry construction. We believe these companies, offering compelling valuations at the time of purchase, should retain their excellent growth prospects under any corporate structure.

The portfolio's homebuilding and manufactured homes sectors significantly outperformed the overall real estate market during the past year. This superior performance mainly resulted from lower interest rates and record home-buying levels across the country, in our view. Consequently, the homebuilders continued to trade at relatively high valuations, leading us to sell our remaining positions in this sector, including Cavalier Homes Inc., Clayton Homes Inc. and Southern Energy Homes Inc.

Looking ahead, the unique combination of steady growth and favorable valuations in the current market sustains our enthusiasm for investing in REITs. We remain committed to real estate stocks and REITs, as this market sector grows in capitalization

WHAT IS A TRIPLE NET LEASE?
A lease that stipulates that the tenant, and not the landlord, is responsible for all costs including maintenance, taxes and insurance.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (49)
This chart shows the average annual total return for the Real Estate Securities Fund as of 12/31/98.

Average Annual Total Return
------------------------------------------
1-Year                             -16.82%

5-Year                             +10.03%

Since Inception (1/24/89)          +10.30%

and diversity. In addition to our direct experience in real estate and real estate securities management, we are well-positioned with our team of over 30 equity and credit analysts to evaluate the merits of the new REITs being formed by a variety of U.S. corporations. Going forward, we will maintain our focus on top-quality real estate companies that create significant cash flow growth and shareholder value.

GRAPHIC MATERIAL (48)

This graph compares the performance of Real Estate Securities Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, and the Wilshire Real Estate Securities Index from 1/24/89-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Real Estate Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)

                         Real Estate Securities S&P 500                    Wilshire Real Estate
                                                                           Securities Index
             1/24/89     $10,000                      $  10,000                  $  10,000
             1/31/89     $10,020                      $  10,165      1.65%       $  10,037       0.37%
             2/28/89     $10,080                      $   9,912     -2.49%       $  10,063       0.26%
             3/31/89     $10,150                      $  10,143      2.33%       $  10,133       0.70%
             4/30/89     $10,220                      $  10,670      5.19%       $  10,318       1.82%
             5/31/89     $10,290                      $  11,102      4.05%       $  10,495       1.72%
             6/30/89     $10,540                      $  11,038     -0.57%       $  10,613       1.12%
             7/31/89     $10,850                      $  12,035      9.03%       $  10,948       3.16%
             8/31/89     $10,990                      $  12,271      1.96%       $  10,832      -1.06%
             9/30/89     $10,750                      $  12,221     -0.41%       $  10,808      -0.22%
            10/31/89     $10,450                      $  11,937     -2.32%       $  10,268      -5.00%
            11/30/89     $10,490                      $  12,181      2.04%       $  10,115      -1.49%
            12/31/89     $10,480                      $  12,473      2.40%       $  10,111      -0.04%
             1/31/90     $10,170                      $  11,636     -6.71%       $   9,634      -4.71%
             2/28/90     $10,150                      $  11,786      1.29%       $   9,631      -0.04%
             3/31/90     $10,249                      $  12,099      2.65%       $   9,608      -0.23%
             4/30/90     $10,107                      $  11,797     -2.49%       $   9,422      -1.94%
             5/31/90     $10,178                      $  12,948      9.75%       $   9,381      -0.44%
             6/30/90     $10,259                      $  12,861     -0.67%       $   9,398       0.19%
             7/31/90     $10,137                      $  12,820     -0.32%       $   9,038      -3.83%
             8/31/90      $9,427                      $  11,661     -9.04%       $   7,983     -11.68%
             9/30/90      $8,808                      $  11,093     -4.87%       $   7,058     -11.59%
            10/31/90      $8,564                      $  11,045     -0.43%       $   6,549      -7.20%
            11/30/90      $9,102                      $  11,759      6.46%       $   6,816       4.07%
            12/31/90      $9,224                      $  12,087      2.79%       $   6,728      -1.29%
             1/31/91     $10,158                      $  12,614      4.36%       $   7,383       9.73%
             2/28/91     $10,381                      $  13,516      7.15%       $   7,817       5.88%
             3/31/91     $11,081                      $  13,843      2.42%       $   8,513       8.91%
             4/30/91     $11,274                      $  13,876      0.24%       $   8,444      -0.81%
             5/31/91     $11,406                      $  14,474      4.31%       $   8,575       1.55%
             6/30/91     $11,096                      $  13,811     -4.58%       $   8,152      -4.93%
             7/31/91     $11,233                      $  14,455      4.66%       $   8,118      -0.42%
             8/31/91     $11,191                      $  14,797      2.37%       $   8,020      -1.21%
             9/30/91     $11,413                      $  14,550     -1.67%       $   7,928      -1.14%
            10/31/91     $11,265                      $  14,745      1.34%       $   7,750      -2.25%
            11/30/91     $11,180                      $  14,151     -4.03%       $   7,493      -3.32%
            12/31/91     $11,909                      $  15,770     11.44%       $   8,076       7.78%
             1/31/92     $12,987                      $  15,476     -1.86%       $   8,456       4.71%
             2/29/92     $12,628                      $  15,676      1.29%       $   8,435      -0.25%
             3/31/92     $12,396                      $  15,370     -1.95%       $   8,253      -2.16%
             4/30/92     $12,216                      $  15,822      2.94%       $   8,116      -1.66%
             5/31/92     $12,501                      $  15,900      0.49%       $   8,148       0.40%
             6/30/92     $12,390                      $  15,663     -1.49%       $   7,903      -3.01%
             7/31/92     $12,886                      $  16,303      4.09%       $   7,932       0.37%
             8/31/92     $12,746                      $  15,969     -2.05%       $   7,812      -1.51%
             9/30/92     $12,929                      $  16,156      1.17%       $   8,109       3.80%
            10/31/92     $13,135                      $  16,211      0.34%       $   8,196       1.07%
            11/30/92     $13,286                      $  16,762      3.40%       $   8,267       0.86%
            12/31/92     $13,804                      $  16,968      1.23%       $   8,673       4.92%
             1/31/93     $14,365                      $  17,111      0.84%       $   9,276       6.95%
             2/28/93     $14,883                      $  17,344      1.36%       $   9,725       4.84%
             3/31/93     $15,854                      $  17,710      2.11%       $  10,378       6.71%
             4/30/93     $15,228                      $  17,281     -2.42%       $   9,789      -5.67%
             5/31/93     $15,099                      $  17,742      2.67%       $   9,635      -1.57%
             6/30/93     $15,619                      $  17,794      0.29%       $   9,888       2.62%
             7/31/93     $15,925                      $  17,723     -0.40%       $  10,089       2.03%
             8/31/93     $16,351                      $  18,394      3.79%       $  10,298       2.08%
             9/30/93     $17,192                      $  18,253     -0.77%       $  10,765       4.53%
            10/31/93     $17,072                      $  18,631      2.07%       $  10,463      -2.81%
            11/30/93     $16,013                      $  18,454     -0.95%       $  10,006      -4.36%
            12/31/93     $16,428                      $  18,677      1.21%       $   9,994      -0.12%
             1/31/94     $16,723                      $  19,312      3.40%       $  10,294       3.00%
             2/28/94     $17,411                      $  18,789     -2.71%       $  10,715       4.09%
             3/31/94     $16,799                      $  17,969     -4.36%       $  10,219      -4.63%
             4/30/94     $17,072                      $  18,199      1.28%       $  10,334       1.12%
             5/31/94     $17,334                      $  18,498      1.64%       $  10,548       2.08%
             6/30/94     $16,965                      $  18,045     -2.45%       $  10,341      -1.97%
             7/31/94     $16,932                      $  18,637      3.28%       $  10,364       0.23%
             8/31/94     $16,876                      $  19,401      4.10%       $  10,357      -0.07%
             9/30/94     $16,600                      $  18,927     -2.44%       $  10,184      -1.67%
            10/31/94     $16,009                      $  19,353      2.25%       $   9,811      -3.66%
            11/30/94     $15,435                      $  18,649     -3.64%       $   9,428      -3.91%
            12/31/94     $16,903                      $  18,925      1.48%       $  10,159       7.75%
             1/31/95     $16,285                      $  19,415      2.59%       $   9,830      -3.23%
             2/28/95     $16,572                      $  20,172      3.90%       $  10,138       3.13%
             3/31/95     $16,693                      $  20,767      2.95%       $  10,197       0.58%
             4/30/95     $16,649                      $  21,378      2.94%       $  10,123      -0.72%
             5/31/95     $17,323                      $  22,233      4.00%       $  10,459       3.31%
             6/30/95     $17,616                      $  22,748      2.32%       $  10,641       1.74%
             7/31/95     $17,982                      $  23,504      3.32%       $  10,812       1.61%
             8/31/95     $18,370                      $  23,563      0.25%       $  10,944       1.22%
             9/30/95     $18,895                      $  24,557      4.22%       $  11,145       1.84%
            10/31/95     $18,507                      $  24,468     -0.36%       $  10,800      -3.10%
            11/30/95     $18,815                      $  25,543      4.39%       $  10,912       1.04%
            12/31/95     $19,865                      $  26,036      1.93%       $  11,545       5.80%
             1/31/96     $20,311                      $  26,921      3.40%       $  11,704       1.38%
             2/29/96     $20,573                      $  27,171      0.93%       $  11,936       1.98%
             3/31/96     $20,596                      $  27,432      0.96%       $  12,033       0.81%
             4/30/96     $20,653                      $  27,835      1.47%       $  12,087       0.45%
             5/31/96     $21,064                      $  28,553      2.58%       $  12,356       2.23%
             6/30/96     $21,291                      $  28,662      0.38%       $  12,603       2.00%
             7/31/96     $21,124                      $  27,395     -4.42%       $  12,491      -0.89%
             8/31/96     $22,135                      $  27,973      2.11%       $  13,022       4.25%
             9/30/96     $22,835                      $  29,548      5.63%       $  13,348       2.50%
            10/31/96     $23,288                      $  30,363      2.76%       $  13,709       2.71%
            11/30/96     $24,050                      $  32,659      7.56%       $  14,278       4.15%
            12/31/96     $26,385                      $  32,012     -1.98%       $  15,802      10.67%
             1/31/97     $26,718                      $  34,013      6.25%       $  16,028       1.43%
             2/28/97     $26,683                      $  34,278      0.78%       $  16,037       0.06%
             3/31/97     $26,885                      $  32,870     -4.11%       $  16,092       0.34%
             4/30/97     $26,194                      $  34,832      5.97%       $  15,572      -3.23%
             5/31/97     $27,147                      $  36,953      6.09%       $  16,036       2.98%
             6/30/97     $28,388                      $  38,609      4.48%       $  16,832       4.96%
             7/31/97     $29,159                      $  41,682      7.96%       $  17,385       3.29%
             8/31/97     $29,122                      $  39,348     -5.60%       $  17,257      -0.74%
             9/30/97     $31,958                      $  41,504      5.48%       $  18,958       9.86%
            10/31/97     $30,764                      $  40,118     -3.34%       $  18,152      -4.25%
            11/30/97     $31,311                      $  41,975      4.63%       $  18,517       2.01%
            12/31/97     $31,846                      $  42,697      1.72%       $  18,930       2.23%
             1/31/98     $31,498                      $  43,171      1.11%       $  18,663      -1.41%
             2/28/98     $31,336                      $  46,284      7.21%       $  18,424      -1.28%
             3/31/98     $32,008                      $  48,653      5.12%       $  18,787       1.97%
             4/30/98     $31,137                      $  49,145      1.01%       $  18,196      -3.15%
             5/31/98     $30,826                      $  48,300     -1.72%       $  18,021      -0.96%
             6/30/98     $30,412                      $  50,260      4.06%       $  17,925      -0.53%
             7/31/98     $28,312                      $  49,723     -1.07%       $  16,678      -6.96%
             8/31/98     $25,335                      $  42,533    -14.46%       $  14,945     -10.39%
             9/30/98     $26,690                      $  45,259      6.41%       $  15,782       5.60%
            10/31/98     $26,265                      $  48,939      8.13%       $  15,566      -1.37%
            11/30/98     $26,651                      $  51,904      6.06%       $  15,858       1.88%
            12/31/98     $26,491         -0.60%       $  54,894      5.76%       $  15,594      -1.67%

RISING DIVIDENDS FUND

We base our investment strategy on the belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria: consistent and substantial dividend increases, strong balance sheets and relatively low price-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

As discussed in our semiannual report, we believe the soft global economy negatively impacted the U.S. economy's manufacturing sector, but actually helped the consumer sector. Global weakness played an important role in contributing to inflation's decline, as well as being a factor in enabling consumer interest rates, such as mortgage rates, to fall. As a result, in our view of these developments, consumer spending remained strong, while many manufacturers suffered through near-recessionary conditions, and most consumer-oriented stocks performed better than manufacturers' stocks.

Three of the portfolio's 1998 top-five performing holdings were retailers, led by Wal-Mart Stores Inc., which more than doubled during the year. Other retailers

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

having exceptional performance were Family Dollar Stores Inc., the portfolio's largest position, and Rite Aid Corp., a leading national drugstore chain. During the year, all three companies enjoyed strong sales growth at the individual store level, while successfully expanding or renovating their store base.

Becton, Dickinson and Co. and Myers Industries Inc. were two other strong performers during the reporting period. Becton, Dickinson increased sales growth, largely through a series of complementary acquisitions. Myers benefited from lower resin prices in 1998, compared with 1997. Also, late in the year, Myers made what we felt to be a very attractive acquisition, which considerably enhanced the company's prospects in Europe.

Most of the worst-performing stocks during the year were already highlighted in the semiannual report. These were mainly smaller, manufacturing-oriented companies such as Flowserve Corp., M. A. Hanna Co. and Watts Industries Inc. The industrial slowdown negatively impacted them, causing them to report weaker than expected quarterly earnings. DIMON Inc., a tobacco leaf processor, also continued to disappoint and was forced to cut its dividend in November.

Teleflex Inc., a diversified manufacturer of products and services for the aerospace, automotive, marine, medical, and industrial markets, was a significant portfolio addition. As of the end of the reporting period, it had a remarkable record of 23 consecutive years of revenue and earnings growth, in addition to 21 years of dividend growth. Two other positions we added to the portfolio were Diebold Inc. and Reynolds and Reynolds Co. Diebold, a well known automated teller machine manufacturer, has increased its dividend for an exceptional 45 straight years. Reynolds and Reynolds is a leading provider of information management systems primarily used by automobile dealerships.

Positions we added to during the year included Pall Corp., Bemis Co. Inc., West Co. Inc., Leggett & Platt Inc. and ReliaStar Financial Corp. Pall, which has increased its dividend for 24 years, makes filtration devices for a variety of industries with a particular emphasis on blood filtration products. Bemis, a manufacturer of flexible packaging for the food industry, has increased its dividend for 14 years. West, which after year-end changed its name to West Pharmaceutical Services, provides a variety of products and services to the pharmaceutical industry. Leggett & Platt, a leading manufacturer of furniture components and commercial fixtures, has increased its dividend for 27 years. ReliaStar, a provider of a broad range of insurance related investment products, has 27 years of dividend increases.

GRAPHIC MATERIAL (50)
This chart shows the top 10 holdings and their respective industry based on the percentage of total net assets on 12/31/98 for the Rising Dividends Fund.

TOP 10 HOLDINGS
Rising Dividends Fund
12/31/98

COMPANY                                 % OF TOTAL
INDUSTRY                                NET ASSETS
--------------------------------------------------
Family Dollar Stores Inc.                    6.52%
Retail Trade

Pall Corp.                                   4.50%
Process Industries

West Co. Inc.                                3.72%
Health Technology

Wallace Computer
Services Inc.                                3.35%
Commercial Services

Leggett & Platt Inc.                         3.07%
Consumer Durables

Bemis Co. Inc.                               2.70%
Process Industries

ReliaStar Financial Corp.                    2.60%
Insurance

Kaydon Corp.                                 2.59%
Producer Manufacturing

Alberto-Culver Co.                           2.53%
Consumer Non-Durables

First Union Corp.                            2.51%
Finance

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPH MATERIAL (52)
This chart shows the average annual total return for the Rising Dividends Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------
1-Year                              +6.92%

5-Year                              +17.06%

Since Inception (1/27/92)           +12.98%

Portfolio positions we eliminated included Allied Group, Inc.; Merck & Co., Inc.; Nike, Inc. and Rockwell International Corp. Allied Group was acquired by Nationwide Mutual Insurance Co. We sold Merck as it became less attractively valued than other alternative investments. Nike's operating results suffered as falling demand for its products led to excess inventory, and Rockwell no longer met the portfolio's dividend requirement.

Notable dividend increases over the reporting period came from National Commerce Bancorp. (+38.5%), First Union Corp. (+27%), Mercury General Corp. (+20.7%), Alberto-Culver Co. (+20%), Myers Industries, Inc. (+20%) and ReliaStar Financial Corp. (+19.4%).

As shown on the table on page 43, our 10 largest positions on December 31, 1998, comprised 34.1% of the fund's total net assets. The following statistical average demonstrates how these companies would, in the aggregate, respond to the fund's screening criteria. On average, these 10 companies have raised their dividends 19 years in a row, and by 283% in the last 10 years. Their most recent dividend increases averaged 13.5%, for a yield of 1.8% on December 31, 1998, and a dividend payout ratio of 34%. Long-term debt averaged 23% of capitalization, and the average price-earnings ratio was 19.8 versus 27.2 for that of the unmanaged Standard & Poor's 500 Stock Index on the same date. In our opinion, these companies represent the portfolio's high quality from a fundamental standpoint. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, may be superior builders of wealth.

TOTAL RETURN INDEX COMPARISON
Rising Dividends Fund
$10,000 Investment (1/27/92 - 12/31/98)

GRAPHIC MATERIAL (51)
This graph compares the performance of Rising Dividends Fund as tracked by the growth in value of a $10,000 investment, to that of Wilshire Mid Cap Company Growth Index from 1/27/92 - 12/31/98.

GRAPHIC MATERIAL (51)

This graph compares the performance of Rising Dividends Fund as tracked by the growth in value of a $10,000 investment, to that of Wilshire Mid Cap Company growth Index from 1/27/92-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

                             Rising Dividends                                       Wilshire MidCap
                                                                                       Growth Index
         1/27/92                $10,000                                                    $ 10,000
         1/31/92                $10,000                              0.39%                 $ 10,039
         2/29/92                $10,000                              1.69%                 $ 10,208
         3/31/92                 $9,930                             -3.99%                  $ 9,801
         4/30/92                 $9,980                             -2.38%                  $ 9,568
         5/31/92                $10,130                             -1.25%                  $ 9,448
         6/30/92                 $9,990                             -4.54%                  $ 9,019
         7/31/92                $10,350                              5.48%                  $ 9,513
         8/31/92                $10,240                             -2.09%                  $ 9,315
         9/30/92                $10,410                              1.75%                  $ 9,478
        10/31/92                $10,540                              4.08%                  $ 9,864
        11/30/92                $10,860                              7.66%                 $ 10,620
        12/31/92                $10,980                              3.06%                 $ 10,945
         1/31/93                $10,860                              2.26%                 $ 11,192
         2/28/93                $10,670                             -3.37%                 $ 10,815
         3/31/93                $10,760                              3.07%                 $ 11,147
         4/30/93                $10,390                             -4.18%                 $ 10,681
         5/31/93                $10,530                              5.70%                 $ 11,290
         6/30/93                $10,418                              0.66%                 $ 11,364
         7/31/93                $10,418                             -0.89%                 $ 11,263
         8/31/93                $10,588                              5.07%                 $ 11,834
         9/30/93                $10,588                              2.51%                 $ 12,131
        10/31/93                $10,749                              0.53%                 $ 12,196
        11/30/93                $10,478                             -1.56%                 $ 12,005
        12/31/93                $10,598                              5.53%                 $ 12,669
         1/31/94                $10,739                              3.53%                 $ 13,116
         2/28/94                $10,378                              0.53%                 $ 13,186
         3/31/94                 $9,916                             -5.95%                 $ 12,401
         4/30/94                 $9,936                              0.40%                 $ 12,451
         5/31/94                $10,077                             -1.53%                 $ 12,261
         6/30/94                $10,050                             -5.04%                 $ 11,643
         7/31/94                $10,152                              2.44%                 $ 11,927
         8/31/94                $10,580                              8.56%                 $ 12,948
         9/30/94                $10,335                             -0.79%                 $ 12,845
        10/31/94                $10,309                              2.44%                 $ 13,159
        11/30/94                $10,064                             -4.43%                 $ 12,576
        12/31/94                $10,166                              1.66%                 $ 12,785
         1/31/95                $10,441                              0.02%                 $ 12,787
         2/28/95                $10,747                              6.00%                 $ 13,554
         3/31/95                $10,982                              3.69%                 $ 14,055
         4/30/95                $11,063                              1.49%                 $ 14,264
         5/31/95                $11,441                              1.64%                 $ 14,498
         6/30/95                $11,564                              6.29%                 $ 15,410
         7/31/95                $11,814                              8.40%                 $ 16,704
         8/31/95                $12,012                              1.53%                 $ 16,960
         9/30/95                $12,408                              2.79%                 $ 17,433
        10/31/95                $12,304                             -3.52%                 $ 16,819
        11/30/95                $12,939                              5.25%                 $ 17,702
        12/31/95                $13,190                              0.36%                 $ 17,766
         1/31/96                $13,450                              1.73%                 $ 18,073
         2/29/96                $13,648                              3.74%                 $ 18,749
         3/31/96                $13,648                              1.21%                 $ 18,976
         4/30/96                $13,617                              5.93%                 $ 20,102
         5/31/96                $13,992                              2.99%                 $ 20,703
         6/30/96                $14,145                             -5.45%                 $ 19,574
         7/31/96                $13,731                             -8.56%                 $ 17,899
         8/31/96                $14,007                              7.29%                 $ 19,204
         9/30/96                $14,730                              4.73%                 $ 20,112
        10/31/96                $15,166                             -2.83%                 $ 19,543
        11/30/96                $16,219                              5.63%                 $ 20,643
        12/31/96                $16,379                             -1.32%                 $ 20,370
         1/31/97                $16,709                              2.90%                 $ 20,961
         2/28/97                $17,177                             -1.89%                 $ 20,565
         3/31/97                $16,645                             -6.11%                 $ 19,309
         4/30/97                $17,070                              3.42%                 $ 19,969
         5/31/97                $18,389                              8.27%                 $ 21,620
         6/30/97                $19,054                              3.47%                 $ 22,371
         7/31/97                $20,670                              7.07%                 $ 23,952
         8/31/97                $20,250                             -0.77%                 $ 23,768
         9/30/97                $21,312                              6.58%                 $ 25,332
        10/31/97                $20,792                             -4.77%                 $ 24,123
        11/30/97                $21,290                              0.59%                 $ 24,266
        12/31/97                $21,789                              0.85%                 $ 24,472
         1/31/98                $21,689                             -0.70%                 $ 24,301
         2/28/98                $23,438                              8.24%                 $ 26,303
         3/31/98                $24,113                              1.60%                 $ 26,724
         4/30/98                $24,036                              0.70%                 $ 26,911
         5/31/98                $23,161                             -5.62%                 $ 25,398
         6/30/98                $22,898                             -0.60%                 $ 25,246
         7/31/98                $22,113                             -5.94%                 $ 23,746
         8/31/98                $18,589                            -20.29%                 $ 18,928
         9/30/98                $19,515                              4.95%                 $ 19,865
        10/31/98                $21,599                              7.91%                 $ 21,437
        11/30/98                $22,383                              5.78%                 $ 22,676
        12/31/98                $23,297               4.08%          6.76%                 $ 24,208

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

In the U.S., we believe that interest rates and earnings primarily drove stock market valuations and have little doubt that it was lower interest rates that dominated equity markets in 1998. The catalyst for lower rates was widely believed to come from an unusual source: Russia's Treasury default and subsequent currency devaluation in August 1998, which prompted a domino effect through emerging markets and culminated in the bailout of a major hedge fund. This set the stage for the Federal Reserve Board to cut the federal funds target rate three times in the fall, to 4.75%, to stimulate growth. After September's sharp decline, the liquidity surge resulting from the rate cuts helped propel the S&P 500 to new highs in fourth quarter 1998.

Looking ahead, we believe investors will be disappointed by the American market's equity returns, considering the stretched valuations and poor earnings outlook we see as of December 31, 1998. We expect 1998 earnings growth for the S&P 500 will turn out to have been flat, and attribute equity returns of over 20% entirely to the price-to-earnings (P/E) multiples' expansion from 24.5 to
32. Previously reported corporate profits trended down from S&P second quarter 1998 profits, up only 4%, to third quarter profits, which were down 3%. Although the U.S. remained our largest single country weighting, we were underweight in U.S. equities versus the other benchmarks, preferring to invest in other regions where companies trade at lower multiples. The average P/E ratio for the portfolio's U.S. holdings was only 16.1 at the end of the reporting period. We took advantage of price strength to eliminate our positions in three highly rated stocks: IBM Corp., Merrill Lynch & Co. Inc. and Morgan Stanley Dean Witter & Co. At the same time we were able to find new bargains in defense company Raytheon Co. and disability provider UNUM Corp.

European stock markets started 1998 off with a bang, as investors marked up equity prices, reportedly in anticipation of converging interest rates, export-led economic growth and corporate restructuring. However, most of these gains vanished abruptly in the third quarter as markets followed the U.S. downward in response to this summer's emerging market contagion. Investors evidently perceived Europe's banks as being highly exposed to emerging markets. As in the U.S., European nations lowered interest rates, helping to spark another rally across equity markets. Contrary to our outlook for the U.S., we were optimistic regarding European prospects for 1999. We anticipate economic growth may come from private consumption, continued corporate restructuring and a burgeoning equity culture. The portfolio's largest European weighting remained the U.K., with an 11.1% asset allocation at year-end. We believe

GRAPHIC MATERIAL (53)
This chart shows in pie format the asset allocation of Templeton Global Asset Allocation Fund based on total net assets as of 12/31/98.

ASSET ALLOCATION
Templeton Global Asset Allocation Fund
Based on Total Net Assets
12/31/98

Equity Securities                                  60.4%
Fixed-Income Securities                            32.5%
Short-term investments & other net assets           7.1%

TOP FIVE COUNTRY HOLDINGS
Templeton Global
Asset Allocation Fund

GRAPHIC MATERIAL (54)
This chart shows the top 5 countries based on the percentage of total net assets on 12/31/98 for the Templeton Global Asset Allocation Fund.

                                               % OF TOTAL
12/31/98                                       NET ASSETS
---------------------------------------------------------
United States                                       29.2%

United Kingdom                                      11.1%

Hong Kong                                            6.0%

France                                               5.7%

Italy                                                4.5%


TOP FIVE INDUSTRIES
Templeton Global
Asset Association Fund

GRAPHIC MATERIAL (55)
This chart shows the top five industry breakdown based on the percentage of total net assets on 12/31/98 for the Templeton Global Asset Allocation Fund.

                                               % OF TOTAL
12/31/98                                       NET ASSETS
---------------------------------------------------------
Insurance                                           11.1%

Multi-Industry                                       6.1%

Financial Services                                   4.5%

Transportation                                       4.2%

Utilities Electrical & Gas                           4.1%

the U.K. market is undervalued and that corporate profits may benefit from a weaker currency and lower interest rates. These rates, despite having been cut three times in as many months, still remain the highest among the G7* countries. As of December 31, 1998, our U.K. equity holdings yielded close to 6% and traded at only 14 times 1998 earnings. New U.K. portfolio holdings include General Electric Co. Plc., a fast growing defense and telecom company with a strong balance sheet, as well as airplane engine manufacturer Rolls-Royce Plc.

Japanese bargains continued to elude us as we patiently waited for further bank restructuring and appropriate fiscal policies. Japan's non-performing loans may be as high as 30% of its gross domestic product (GDP), and the government has been slow to restructure the sector. We don't expect to feel more optimistic about Japan until we see tangible evidence of bank restructuring that would include liquidation of the weaker banks and recapitalization of the stronger banks. In our opinion, the Japanese government, having experienced four successive quarters of negative economic growth, needs to lower income taxes to stimulate private consumption, which makes up two-thirds of their gross domestic product. With this in mind, we added to three Japanese retailers that we felt were trading at undemanding valuations: Matsuzakaya Co. Ltd., Best Denki Co. Ltd. and Laox Co. Ltd.

1998 was a disappointing year for most emerging equity and debt markets. Despite minor Asian rallies at the beginning of the year, the defining point for this asset class appeared to be Russia's August loan default and currency devaluation. In the wake of these events, the third quarter International Finance Corporation (IFC) Emerging Market Index performance was the worst on record. The emerging market fixed-income sector was not spared, as yield spreads rose as high as 15% above U.S. Treasuries. Although the portfolio weightings in emerging market equities and debt securities held back performance during the year, we remain cautiously optimistic for the future. There would appear to be value in emerging markets with the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index trading 32% off one-year highs and the index trading on 11.5 times 1999 estimated earnings, which are expected to grow by 15%, according to Morgan Stanley Dean Witter. The crucial question remains the timing of any recovery. We think that a few catalysts were put in place by year-end, including lower G7* interest rates, Korean and Thai economic recovery, continued International Monetary Fund (IMF) support for specific emerging markets and the unwinding of hedge fund positions. With this in mind, we purchased Bangkok Bank Public Co. Ltd. in Thailand; Hong Kong property developer Cheung Kong Holdings Ltd.; Industrias Penoles SA, a low-cost mining company in Mexico and Banco Bradesco SA BBD, Pfd. in Brazil.

*The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K., Italy and Canada.

The fixed-income sector was marked by periodic but persistent crises in emerging market countries, while bond yields fell in the world's major industrial markets. Not surprisingly, emerging market bonds underperformed higher-quality industrial market bonds during the reporting period.

Your portfolio attempted to maximize return during the period by allocating about 83.17% of its assets to intermediate- and long-term bonds in the industrial markets and about 16.83% of its assets to the highest quality and most liquid bonds available in the emerging markets. The portfolio management team believed that this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

We believe the three main reasons for the portfolio's weak performance in 1998 were an overweight position in emerging market debt and equity markets, an underweight position in the U.S. and foreign currencies' weakness against the U.S. dollar, which is the base currency for the portfolio. Also, our 32.5% weighting in global bonds skewed performance against our comparison index, MSCI World, which only tracks equities. We are cautiously optimistic that these factors which have hurt performance in the past may benefit the portfolio in 1999. We have already outlined that we think there is value in emerging markets and that the catalysts to realize this value are almost in place. We also mentioned that we expect the U.S. markets may disappoint in 1999 due to excessive valuations and overly optimistic earnings expectations. Finally, we think that the U.S. dollar may weaken over the medium term as the single European currency, the euro, gains in strength and concerns mount regarding the U.S. trade deficit's size.

TOTAL RETURN INDEX COMPARISON
Templeton Global Asset Allocation Fund
$10,000 Investment (5/1/95 - 12/31/98)

GRAPHIC MATERIAL (56)
This graph compares the performance of Templeton Global Asset Allocation Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the JP Morgan Global Government Bond Index from 5/1/95 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and J.P. Morgan.

         Templeton Global Asset Allocation            MSCI World Index      JP Morgan Global Government Bond Index
                                  Fund
           5/01/95              $10,000                    $10,000                           $10,000
           5/31/95              $10,060                    $10,088                           $10,279
           6/30/95              $10,120                    $10,086                           $10,343
           7/31/95              $10,330                    $10,593                           $10,392
           8/31/95              $10,280                    $10,359                           $10,103
           9/30/95              $10,380                    $10,663                           $10,331
          10/31/95              $10,310                    $10,497                           $10,432
          11/30/95              $10,420                    $10,863                           $10,548
          12/31/95              $10,690                    $11,183                           $10,679
           1/31/96              $11,066                    $11,387                           $10,569
           2/29/96              $11,137                    $11,458                           $10,508
           3/31/96              $11,208                    $11,651                           $10,491
           4/30/96              $11,411                    $11,927                           $10,453
           5/31/96              $11,513                    $11,940                           $10,463
           6/30/96              $11,569                    $12,002                           $10,555
           7/31/96              $11,396                    $11,581                           $10,749
           8/31/96              $11,640                    $11,716                           $10,794
           9/30/96              $11,915                    $12,177                           $10,853
          10/31/96              $12,047                    $12,264                           $11,069
          11/30/96              $12,587                    $12,953                           $11,227
          12/31/96              $12,810                    $12,748                           $11,148
           1/31/97              $13,024                    $12,904                           $10,870
           2/28/97              $13,136                    $13,054                           $10,794
           3/31/97              $13,055                    $12,799                           $10,712
           4/30/97              $13,085                    $13,219                           $10,652
           5/31/97              $13,502                    $14,038                           $10,903
           6/30/97              $14,009                    $14,739                           $11,027
           7/31/97              $14,760                    $15,421                           $10,987
           8/31/97              $14,655                    $14,392                           $10,973
           9/30/97              $15,396                    $15,175                           $11,217
          10/31/97              $14,342                    $14,379                           $11,455
          11/30/97              $14,228                    $14,636                           $11,317
          12/31/97              $14,311                    $14,816                           $11,305
           1/31/98              $14,228                    $15,232                           $11,418
           2/28/98              $15,020                    $16,265                           $11,503
           3/31/98              $15,531                    $16,954                           $11,417
           4/30/98              $15,563                    $17,122                           $11,592
           5/31/98              $15,073                    $16,910                           $11,642
           6/30/98              $14,712                    $17,314                           $11,674
           7/31/98              $14,802                    $17,288                           $11,706
           8/31/98              $12,510                    $14,985                           $12,030
           9/30/98              $12,781                    $15,253                           $12,658
          10/31/98              $13,662                    $16,635                           $12,941
          11/30/98              $14,192                    $17,627                           $12,795
          12/31/98              $14,305                    $18,491                           $13,036

Total Return                     43.05%                     84.91%                           30.36%


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE MSCI AND J.P. MORGAN.

GRAPHIC MATERIAL (57)
This chart shows the average annual total return for the Templeton Global Asset Allocation Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                            -0.04%

3-Year                            +10.20%

Since Inception (5/1/95)          +10.25%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (58)

This chart shows the top 10 holdings and their respective industry based on the percentage of total net assets on 12/31/98 for the Value Securities Fund.

TOP 10 HOLDINGS
Value Securities Fund
12/31/98

COMPANY                                      % OF TOTAL
INDUSTRY                                     NET ASSETS
-------------------------------------------------------
Tropical Sportswear
International Corp.                               5.09%
Consumer Non-Durables

JLG Industries Inc.                               2.95%
Producer Manufacturing

Superior Industries
International Inc.                                2.28%
Producer Manufacturing

Tidewater Inc.                                    2.06%
Transportation

The Timberland Co.                                2.02%
Consumer Non-Durables

Wolverine World Wide Inc.                         1.84%
Consumer Non-Durables

The Reynolds & Reynolds Co.                       1.78%
Commercial Services

Holophane Corp.                                   1.71%
Producer Manufacturing

Timken Co.                                        1.68%
Producer Manufacturing

Rowan Cos. Inc.                                   1.66%
Industrial Services

VALUE SECURITIES FUND

Over the past year, the stock performance of small and large capitalization companies was widely divergent, perhaps by the greatest amount in recent history. This was further accentuated by the market's focus on growth rather than value stocks. Accordingly, Value Securities Fund, with its emphasis on small cap and value stocks, was doubly punished in the 1998 calendar year.

Value stocks are those securities that fall out of favor, sometimes because their industry is at the wrong end of its cycle or the company is undergoing what we hope are temporary problems. Some companies fall under the Wall Street radar screen and receive no coverage because they are too small or too illiquid for the major research organizations. However, if these companies have strong balance sheets and their fundamentals are sound, such orphans are often our favorites. In short, we follow self-made millionaire and legendary, early-20th-century stock trader Bernard Baruch's investment advice and buy "straw hats in the winter." Sooner or later we believe value will prevail and a diversified portfolio of these unloved wallflowers, carefully selected, could turn out to be the belles of the ball. We are convinced many of our value holdings will return to favor; the unanswerable question is when.

Oil drillers and oil service companies were two examples of this wallflower status in the portfolio at the end of the 12-month reporting period. These stocks traded at very attractive valuations by historical standards, understandably so because oil's $12 per-barrel price fell far short of $20, the approximate 15-year average. Asian problems, the slowdown in the developed world economies, and oversupply resulting from lack of discipline among OPEC and other oil-exporting countries contributed to this oil price downturn. These conditions produced compelling valuations for some companies. In our opinion, at a price-to-earnings (P/E) ratio of 8 and book value of 1.25 times its price for Tidewater Inc., and an 8.5 P/E ratio and a price-to-book ratio of 1.1 for Rowan Cos. Inc., their stock prices struck us as too great a bargain to last. When the price of a barrel of oil starts to move back toward its normal range, these ugly ducklings could look like swans again.

The two essentials for success in value investment are careful selection and patience. The stock price turnaround does not come according to the investor's schedule, but when it does come the results are gratifying. We plan to stay the course with our value philosophy and urge our shareholders to do likewise.

This graph compares the performance of the Value Securities Fund as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 5/1/98-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Value Securities Fund
$10,000 Investment (5/1/98 - 12/31/98)

                 Value Securities                              Wilshire Small
                                                                 Value Index
         5/1/98      $10,000                                       $10,000
        5/31/98       $9,760                          -2.70%       $9,730
        6/30/98       $9,140                          -1.71%       $9,564
        7/31/98       $8,240                          -7.28%       $8,867
        8/31/98       $6,970                         -11.93%       $7,810
        9/30/98       $7,240                           2.97%       $8,041
       10/31/98       $7,670                           3.63%       $8,333
       11/30/98       $7,690                           2.87%       $8,573
       12/31/98       $7,790          1.30%            2.95%       $8,825


PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

The past year proved to be challenging for the high yield market. In third quarter 1998, global markets experienced severe disruption attributed to the expanding global economic crisis. Much of this occurred after Russia declared a moratorium on foreign debt payments and effectively devalued the ruble. Amid concern over economic problems in Russia, as well as in Asia, credit spreads widened dramatically, including within the high yield market. Fortunately, the fourth quarter of 1998 saw a return of strength and stability to the market, a signal that we believe may portend favorably for 1999.

During 1998, we made sector allocation adjustments with the primary emphasis on increasing exposure to those industries that we think should pose limited downside risk during an economic deceleration. In particular, we increased the telecommunications sector weighting, favoring those companies with their own networks, strong management teams and superior access to capital markets. We maintained a healthy exposure to competitive local exchange carriers (CLECs), where we focused on providers of diversified services, which generally have the ability to cross-sell

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (60)
This chart shows the aggregate total return for the Value Securities Fund as of 12/31/98.

Aggregate Total Return*

Since Inception (5/1/98)    -22.10%



*Since the portfolio existed for less than one year, the figure represents aggregate total return from inception; therefore, average annual total return is not provided.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (61)

This chart shows the industry breakdown based on the percentage of total net assets on 12/31/98 for the High Income Fund.

INDUSTRY BREAKDOWN
High Income Fund
12/31/98

                                       % OF TOTAL
INDUSTRY                               NET ASSETS
-------------------------------------------------
Consumer Services                           25.6%

Telecommunications                          20.8%

Process Industries                           7.7%

Consumer Non-Durables                        5.2%

Health Services                              4.9%

Producer Manufacturing                       4.5%

Transportation                               4.1%

Energy Minerals                              3.9%

Commercial Services                          3.6%

Industrial Services                          3.0%

Electronic Technology                        2.6%

Consumer Durables                            2.6%

Utilities                                    2.5%

Non-Energy Minerals                          2.0%

Retail Trade                                 1.1%

Technology Services                          1.1%

Cash and Equivalents                         4.8%

higher-margin products and reduce turnover rates. Noteworthy CLEC holdings include Nextlink Communications Inc. and Intermedia Communications Inc. We also initiated a holding in Level 3 Communications Inc., as it is building a state-of-the-art global network.

Telecommunications made up 20.8% of the portfolio's total net assets on December 31, 1998. The industry benefited from customer demand and increased market penetration, which is causing industry revenues to grow despite pricing pressures. Our investments in mobile telephony providers represent our focus on companies which we believe to have strong growth prospects and a defensible market position. We maintained large positions in Nextel Communications Inc.; Sprint Spectrum LP, which became majority owned by Sprint Corp. during the year; and Sygnet Wireless Inc., which was purchased by Dobson Communications Co., and subsequently offered to buy the bonds at a healthy premium. Within paging, we initiated a position in Metrocall Inc., a strong consolidator in the industry, while taking profits in Paging Network Inc.

We reduced our weighting to the industrial services sector, to 3% of total net assets at the end of the period, from 8.2% on December 31, 1997. We focused on non-cyclical companies such as Allied Waste North America Inc., whose bonds were redeemed through a tender offer during the year, providing an attractive gain to the portfolio. We also maintained solid allocations to the cable, media and broadcasting sectors. We think cable is defensive in nature, and we preferred industry leaders such as Cablevision Systems Corp. (CSC Holdings), domestically, and Telewest Communications Plc. in the U.K. Similarly, we prefer industry leaders in the broadcasting and media sectors, such as positions in Chancellor Media Corp., a radio broadcaster, and Outdoor Systems Inc., the largest outdoor advertiser in the U.S.

Looking forward, we believe attractive opportunities remain in high yield corporate bonds over the short-to-intermediate term. Recent economic data suggests benign inflation, and the Federal Reserve Board has gradually shifted from a tightening to an easing bias. In addition, corporate profits continued to exhibit resiliency. Although the recent turmoil in global financial markets may affect the high yield market in the short term, we believe that recent volatility should not significantly affect high yield bond fundamentals over the long term. Consequently, we remain optimistic regarding the high yield market generally and High Income Fund specifically.

GRAPHIC MATERIAL (62)
This graph compares the performance of the High Income Fund as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index and the Consumer Price Index from 1/24/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
High Income Fund
$10,000 Investment (1/24/89 - 12/31/98)

             High Income                                 CS First Boston            Consumer
                                                             High Yield           Price Index
       1/24/89    $10,000                                     $ 10,000                  $ 10,000
       1/31/89    $10,020                          0.45%      $ 10,045        0.11%     $ 10,011
       2/28/89    $10,080                          0.46%      $ 10,092        0.41%     $ 10,052
       3/31/89    $10,150                         -0.72%      $ 10,019        0.58%     $ 10,111
       4/30/89    $10,220                         -0.24%      $  9,995        0.65%     $ 10,176
       5/31/89    $10,290                          2.38%      $ 10,233        0.57%     $ 10,234
       6/30/89    $10,300                          1.44%      $ 10,380        0.24%     $ 10,259
       7/31/89    $10,330                          0.22%      $ 10,403        0.24%     $ 10,284
       8/31/89    $10,370                         -0.01%      $ 10,402        0.16%     $ 10,300
       9/30/89    $10,300                         -2.27%      $ 10,166        0.32%     $ 10,333
      10/31/89    $10,070                         -2.50%      $  9,912        0.48%     $ 10,383
      11/30/89    $10,050                          0.20%      $  9,931        0.24%     $ 10,407
      12/31/89    $10,130                         -0.45%      $  9,887        0.16%     $ 10,424
       1/31/90     $9,920                         -3.52%      $  9,539        1.03%     $ 10,531
       2/28/90     $9,770                         -1.85%      $  9,362        0.47%     $ 10,581
       3/31/90     $9,924                          2.88%      $  9,632        0.55%     $ 10,639
       4/30/90     $9,831                          0.42%      $  9,672        0.16%     $ 10,656
       5/31/90     $9,893                          2.08%      $  9,874        0.23%     $ 10,681
       6/30/90    $10,152                          3.15%      $ 10,185        0.54%     $ 10,738
       7/31/90    $10,379                          3.23%      $ 10,514        0.38%     $ 10,779
       8/31/90     $9,893                         -4.62%      $ 10,028        0.92%     $ 10,878
       9/30/90     $9,251                         -7.63%      $  9,263        0.84%     $ 10,970
      10/31/90     $8,879                         -2.51%      $  9,030        0.60%     $ 11,036
      11/30/90     $9,076                          2.01%      $  9,212        0.22%     $ 11,060
      12/31/90     $9,251                          0.48%      $  9,256        0.00%     $ 11,060
       1/31/91     $9,345                          2.74%      $  9,510        0.60%     $ 11,126
       2/28/91     $9,934                          8.63%      $ 10,330        0.15%     $ 11,143
       3/31/91    $10,286                          6.20%      $ 10,971        0.15%     $ 11,160
       4/30/91    $10,566                          4.15%      $ 11,426        0.15%     $ 11,176
       5/31/91    $10,659                          0.50%      $ 11,483        0.30%     $ 11,210
       6/30/91    $10,907                          2.62%      $ 11,784        0.29%     $ 11,242
       7/31/91    $11,168                          3.38%      $ 12,182        0.15%     $ 11,259
       8/31/91    $11,372                          1.82%      $ 12,404        0.29%     $ 11,292
       9/30/91    $11,519                          2.27%      $ 12,686        0.44%     $ 11,342
      10/31/91    $11,803                          3.31%      $ 13,105        0.15%     $ 11,359
      11/30/91    $11,939                          0.80%      $ 13,210        0.29%     $ 11,392
      12/31/91    $12,007                          0.73%      $ 13,307        0.07%     $ 11,400
       1/31/92    $12,392                          4.07%      $ 13,848        0.15%     $ 11,417
       2/29/92    $12,608                          2.43%      $ 14,185        0.36%     $ 11,458
       3/31/92    $12,778                          1.49%      $ 14,396        0.51%     $ 11,516
       4/30/92    $12,857                          0.08%      $ 14,408        0.14%     $ 11,532
       5/31/92    $13,038                          1.36%      $ 14,604        0.14%     $ 11,548
       6/30/92    $13,161                          0.99%      $ 14,748        0.36%     $ 11,590
       7/31/92    $13,411                          1.54%      $ 14,975        0.21%     $ 11,614
       8/31/92    $13,637                          1.38%      $ 15,182        0.28%     $ 11,647
       9/30/92    $13,744                          0.65%      $ 15,281        0.28%     $ 11,679
      10/31/92    $13,577                         -1.04%      $ 15,122        0.35%     $ 11,720
      11/30/92    $13,839                          1.50%      $ 15,349        0.14%     $ 11,737
      12/31/92    $13,993                          1.13%      $ 15,522       -0.07%     $ 11,729
       1/31/93    $14,255                          2.73%      $ 15,946        0.49%     $ 11,786
       2/28/93    $14,481                          1.98%      $ 16,261        0.35%     $ 11,827
       3/31/93    $14,695                          2.11%      $ 16,605        0.35%     $ 11,869
       4/30/93    $14,754                          0.57%      $ 16,699        0.28%     $ 11,902
       5/31/93    $14,897                          1.46%      $ 16,943        0.14%     $ 11,919
       6/30/93    $15,206                          1.81%      $ 17,250        0.14%     $ 11,935
       7/31/93    $15,317                          1.04%      $ 17,429        0.00%     $ 11,935
       8/31/93    $15,403                          0.85%      $ 17,577        0.28%     $ 11,969
       9/30/93    $15,403                          0.57%      $ 17,677        0.21%     $ 11,994
      10/31/93    $15,921                          1.83%      $ 18,001        0.41%     $ 12,043
      11/30/93    $16,020                          1.26%      $ 18,228        0.07%     $ 12,051
      12/31/93    $16,192                          1.26%      $ 18,457        0.00%     $ 12,051
       1/31/94    $16,537                          1.78%      $ 18,786        0.27%     $ 12,084
       2/28/94    $16,414                          0.15%      $ 18,814        0.34%     $ 12,125
       3/31/94    $15,637                         -2.94%      $ 18,261        0.34%     $ 12,166
       4/30/94    $15,415                         -1.34%      $ 18,016        0.14%     $ 12,183
       5/31/94    $15,465                          0.57%      $ 18,119        0.07%     $ 12,192
       6/30/94    $15,587                         -0.67%      $ 17,998        0.34%     $ 12,233
       7/31/94    $15,561                          0.47%      $ 18,082        0.27%     $ 12,266
       8/31/94    $15,678                          0.72%      $ 18,212        0.40%     $ 12,315
       9/30/94    $15,730                          0.40%      $ 18,285        0.27%     $ 12,349
      10/31/94    $15,762                          0.07%      $ 18,298        0.07%     $ 12,357
      11/30/94    $15,658                         -1.16%      $ 18,086        0.13%     $ 12,373
      12/31/94    $15,827                          1.06%      $ 18,278        0.00%     $ 12,373
       1/31/95    $16,086                          1.05%      $ 18,469        0.40%     $ 12,423
       2/28/95    $16,708                          2.46%      $ 18,924        0.40%     $ 12,472
       3/31/95    $16,877                          1.13%      $ 19,138        0.33%     $ 12,514
       4/30/95    $17,369                          2.22%      $ 19,562        0.33%     $ 12,555
       5/31/95    $17,849                          2.82%      $ 20,114        0.20%     $ 12,580
       6/30/95    $17,942                          0.66%      $ 20,247        0.20%     $ 12,605
       7/31/95    $18,191                          1.55%      $ 20,561        0.00%     $ 12,605
       8/31/95    $18,247                          0.28%      $ 20,618        0.26%     $ 12,638
       9/30/95    $18,441                          1.15%      $ 20,855        0.20%     $ 12,663
      10/31/95    $18,691                          1.11%      $ 21,087        0.33%     $ 12,705
      11/30/95    $18,636                          0.47%      $ 21,186       -0.07%     $ 12,696
      12/31/95    $18,955                          1.27%      $ 21,455       -0.07%     $ 12,687
       1/31/96    $19,315                          1.90%      $ 21,863        0.59%     $ 12,762
       2/29/96    $19,510                          0.53%      $ 21,979        0.32%     $ 12,803
       3/31/96    $19,371                         -0.27%      $ 21,919        0.52%     $ 12,870
       4/30/96    $19,468                          0.54%      $ 22,038        0.39%     $ 12,920
       5/31/96    $19,621                          0.81%      $ 22,216        0.19%     $ 12,944
       6/30/96    $19,669                          0.22%      $ 22,265        0.06%     $ 12,952
       7/31/96    $19,867                          0.90%      $ 22,465        0.19%     $ 12,977
       8/31/96    $20,218                          1.09%      $ 22,710        0.19%     $ 13,001
       9/30/96    $20,705                          1.72%      $ 23,101        0.32%     $ 13,043
      10/31/96    $20,904                          0.84%      $ 23,295        0.32%     $ 13,085
      11/30/96    $21,285                          1.56%      $ 23,658        0.19%     $ 13,110
      12/31/96    $21,590                          1.95%      $ 24,120        0.00%     $ 13,110
       1/31/97    $21,727                          0.73%      $ 24,296        0.32%     $ 13,151
       2/28/97    $22,108                          1.88%      $ 24,752        0.31%     $ 13,192
       3/31/97    $21,559                         -1.12%      $ 24,475        0.25%     $ 13,225
       4/30/97    $21,819                          0.89%      $ 24,693        0.12%     $ 13,241
       5/31/97    $22,322                          2.01%      $ 25,189       -0.06%     $ 13,233
       6/30/97    $22,634                          1.36%      $ 25,532        0.12%     $ 13,249
       7/31/97    $23,233                          2.12%      $ 26,073        0.12%     $ 13,265
       8/31/97    $23,283                          0.54%      $ 26,214        0.19%     $ 13,290
       9/30/97    $23,750                          1.98%      $ 26,733        0.25%     $ 13,323
      10/31/97    $23,567                         -0.01%      $ 26,730        0.25%     $ 13,357
      11/30/97    $23,850                          0.71%      $ 26,920       -0.06%     $ 13,349
      12/31/97    $24,066                          0.91%      $ 27,165       -0.12%     $ 13,333
       1/31/98    $24,399                          1.70%      $ 27,627        0.19%     $ 13,358
       2/28/98    $24,549                          0.78%      $ 27,842        0.19%     $ 13,383
       3/31/98    $24,832                          0.50%      $ 27,982        0.19%     $ 13,409
       4/30/98    $24,982                          0.75%      $ 28,192        0.18%     $ 13,433
       5/31/98    $24,966                          0.30%      $ 28,276        0.18%     $ 13,457
       6/30/98    $25,018                          0.21%      $ 28,336        0.12%     $ 13,473
       7/31/98    $25,183                          0.70%      $ 28,534        0.12%     $ 13,489
       8/31/98    $23,481                         -6.79%      $ 26,596        0.12%     $ 13,506
       9/30/98    $23,462                         -0.01%      $ 26,594        0.12%     $ 13,522
      10/31/98    $22,877                         -1.99%      $ 26,065        0.24%     $ 13,554
      11/30/98    $24,359                          5.07%      $ 27,386        0.00%     $ 13,554
      12/31/98    $24,304            -0.23%       -0.23%      $ 27,323       -0.06%     $ 13,546


TEMPLETON GLOBAL INCOME SECURITIES FUND

During the year under review, raw material and commodity prices steadily declined, generally benefiting developed markets while hurting emerging countries. The price declines contributed to a very positive global inflation environment, allowing bond yields in the world's major industrial markets to fall to historically low levels. At the same time, the situation also helped create a great degree of distress in many emerging markets, as commodities play a key role in many of these countries' economies. As a result, the period witnessed intermittent yet continuing crises develop in emerging countries around the world.

These divergent market trends meant that portfolio managers had to be selective about their investment allocations. In general, global bond investors reacted to these conditions by progressively reducing their exposure to emerging markets debt securities, preferring to increase their holdings of high-quality, industrial market government bonds.

Behind the volatile market activity, many of the world's economies were relatively healthy, showing moderately strong growth. U.S. economic expansion continued for the sixth consecutive year, while unemployment fell to levels not seen since the early


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (63)
This chart shows the average annual total return for the High Income Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------
1-Year                               +0.99%

5-Year                               +8.46%

Since Inception (1/24/89)            +9.35%

GRAPHIC MATERIAL (64)
This chart shows in pie format the geographic distribution of Templeton Global Income Securities Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton Global Income Securities Fund
Based on Total Net Assets
12/31/98

North America                             42.9%

Europe                                    35.6%

Latin America                              8.7%

Australia/New Zealand                      8.1%

Asia                                       0.3%

Short-term Investments
& Other Net Assets                         4.4%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

1970s. European economies also emerged from a sluggish growth environment to post impressive economic gains. Against this background, most European central banks reduced official interest rates through December, bringing the beginning short-term rates for the new European Central Bank (ECB) to 3.0% in 1999. The ECB expects rates to stay at these levels for quite some time, but if growth continues to falter into 1999, we think the ECB may have to act again to stop the region from falling into a recession.

Consumer price inflation in the U.S. and Europe was rather tame during the period, surprising many economists because economic growth at the recent pace often generates at least modest price pressures. The relatively soft price environment was much of the reason for global interest-rate declines.

Japan was an exception to this healthy global environment. Government policy-makers seemed unable to craft a solution to Japan's banking and economic woes. In our view, the country's ongoing troubles contributed greatly to the emerging markets crisis during the 12-month reporting period. The yen's persistent weakness and country's poor domestic demand for exports from other Asian markets put enormous pressure on developing Asian economies.

In the summer, the crisis seemed to spread out of Asia and affect some other emerging markets. In particular, Russia, with its precarious debt-financing needs, came under tremendous pressure. Russia declared a moratorium on debt service and ultimately devalued its currency, the ruble, seeking some stability. In the wake of these events, the debt instruments of other developing markets, especially those in Latin and Central America, fell in value.

Templeton Global Income Securities Fund attempted to maximize its return during the reporting period by allocating approximately 91% of its assets to intermediate- and long-term bonds in the industrial markets and about 9% of its assets to the highest-quality and most-widely traded bonds in the emerging markets. We believed this combination of bonds offered the greatest opportunity for higher, long-term returns at the cost of only modestly higher, short-term volatility.

Overall, the portfolio's allocation to emerging markets exerted a drag on performance. Emerging market bonds underperformed higher-quality industrial market bonds during the period and this, in turn, caused the fund to underperform its benchmark, the J.P. Morgan Global Government Bond Index. However, the portfolio management team believes that the fund's emerging-markets positions should offer more favorable returns over the next three to five years, but may be volatile in the meantime.

The portfolio's country allocations changed moderately during the year under review. The allocation to North America increased by 6.2%, while the European region remained stable at 35.6% of total net assets. Within Europe, however, we increased our exposure to Denmark (2.7%), Germany (11.8%), Belgium (4.8%) and the U.K. (8.5%) and decreased our positions in Italy (5.1%) and Sweden (2.7%) at the end of the period. We began the period with 21% invested in the emerging markets, primarily in Latin America, and ended the period with less than 10% exposure. These allocation changes reflected our views of slower growth in 1999 and continued uncertainty in the emerging markets going into next year.

The largest change in the fund's allocation involved the amount of foreign currency hedging in regard to the portfolio's European holdings. We typically undertook currency hedging activities to minimize the loss of value of the portfolio's non-U.S. dollar-denominated bonds when the U.S. dollar's value rose in relation to European currencies. At the end of the reporting period, the portfolio's net U.S. dollar exposure, the value of the portfolio's securities plus the effect of foreign currency hedging, stood at 50.5%, down from 73.7% at the end of the previous fiscal year. The decrease in foreign currency hedging was primarily the result of the management team's expectation that the U.S. dollar will continue to depreciate through the first half of 1999.

Outside of the continued uncertainty in the emerging markets, we believe the critical issue for global interest rates will remain concern about the balance between global growth and inflation. The trend in global economic growth for 1999 is clearly toward a weaker performance than in the last few years. The extent of the weakness may largely depend on developments in the U.S., where growth in 1998 is likely to be approximately 3.5% and according to many economists is expected to be around 2% next year. In turn, the U.S. economy is dependent to a large degree on stability in Latin America. Problems there could further depress U.S. exports and growth in general, possibly resulting in a negative effect on European economic performance.

We believe that global inflation will likely be quite tame in the period ahead and that global economic growth may decline modestly, but not far enough to go into

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE J.P. MORGAN AND STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (66)
This chart shows the average annual total return for the Templeton Global Income Securities Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                             +7.08%

5-Year                             +5.56%

Since Inception (1/24/89)          +7.52%


INVESTMENT HOLDINGS
U.S. Government Securities Fund
Based on Total Net Assets
12/31/98

GRAPHIC MATERIAL (67)
This chart shows in pie format the investment holdings of the U.S. Government Securities Fund based on total net assets as of 12/31/98.

Mortgage-Backed Securities                75.8%
Agency Notes and Bonds                    23.1%
Cash & Equivalents                         1.1%


recession. If this happens, it would be a very promising environment for high-quality bonds and would make us positive for the intermediate-term outlook for the portfolio.


GRAPHIC MATERIAL (65)
This graph compares the performance of the Templeton Global Income Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the JP Morgan Global Government Bond Index and the Consumer Price Index from 1/24/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are J.P. Morgan and Standard & Poor's Micropal.


TOTAL RETURN INDEX COMPARISON
Templeton Global Income Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)

                        Templeton Global Income           JP Morgan Global             Consumer Price Index
                            Securities Fund            Government Bond Index
           1/24/89              $10,000                       $10,000                        $10,000
           1/31/89              $10,020                        $9,977                        $10,012
           2/28/89              $10,080                        $9,961                        $10,052
           3/31/89              $10,150                        $9,877                        $10,110
           4/30/89              $10,220                       $10,039                        $10,176
           5/31/89              $10,290                        $9,931                        $10,234
           6/30/89              $10,330                       $10,157                        $10,259
           7/31/89              $10,510                       $10,561                        $10,285
           8/31/89              $10,610                       $10,249                        $10,301
           9/30/89              $10,600                       $10,411                        $10,333
          10/31/89              $10,570                       $10,545                        $10,384
          11/30/89              $10,760                       $10,639                        $10,408
          12/31/89              $10,930                       $10,763                        $10,424
           1/31/90              $10,920                       $10,602                        $10,531
           2/28/90              $10,850                       $10,488                        $10,581
           3/31/90              $10,965                       $10,423                        $10,639
           4/30/90              $10,944                       $10,382                        $10,656
           5/31/90              $11,138                       $10,714                        $10,681
           6/30/90              $11,454                       $10,908                        $10,738
           7/31/90              $11,729                       $11,229                        $10,779
           8/31/90              $11,627                       $11,141                        $10,878
           9/30/90              $11,617                       $11,245                        $10,969
          10/31/90              $11,688                       $11,690                        $11,035
          11/30/90              $11,882                       $11,896                        $11,060
          12/31/90              $12,004                       $12,028                        $11,060
           1/31/91              $12,147                       $12,301                        $11,126
           2/28/91              $12,412                       $12,313                        $11,143
           3/31/91              $12,147                       $11,928                        $11,159
           4/30/91              $12,320                       $12,072                        $11,175
           5/31/91              $12,463                       $12,082                        $11,208
           6/30/91              $12,359                       $11,921                        $11,242
           7/31/91              $12,605                       $12,173                        $11,258
           8/31/91              $12,648                       $12,426                        $11,291
           9/30/91              $12,982                       $12,879                        $11,341
          10/31/91              $13,154                       $13,006                        $11,357
          11/30/91              $13,132                       $13,218                        $11,390
          12/31/91              $13,486                       $13,886                        $11,399
           1/31/92              $13,454                       $13,614                        $11,415
           2/29/92              $13,464                       $13,575                        $11,457
           3/31/92              $13,475                       $13,449                        $11,515
           4/30/92              $13,604                       $13,561                        $11,531
           5/31/92              $13,871                       $13,946                        $11,547
           6/30/92              $13,868                       $14,327                        $11,589
           7/31/92              $14,014                       $14,642                        $11,614
           8/31/92              $13,846                       $15,032                        $11,646
           9/30/92              $13,197                       $15,017                        $11,679
          10/31/92              $13,477                       $14,642                        $11,721
          11/30/92              $13,253                       $14,383                        $11,737
          12/31/92              $13,432                       $14,519                        $11,729
           1/31/93              $13,533                       $14,765                        $11,787
           2/28/93              $13,734                       $15,003                        $11,828
           3/31/93              $14,148                       $15,233                        $11,870
           4/30/93              $14,574                       $15,511                        $11,903
           5/31/93              $14,809                       $15,609                        $11,919
           6/30/93              $14,778                       $15,622                        $11,936
           7/31/93              $14,825                       $15,628                        $11,935
           8/31/93              $15,155                       $16,091                        $11,969
           9/30/93              $15,107                       $16,261                        $11,993
          10/31/93              $15,461                       $16,253                        $12,044
          11/30/93              $15,155                       $16,134                        $12,052
          12/31/93              $15,673                       $16,299                        $12,051
           1/31/94              $15,967                       $16,453                        $12,085
           2/28/94              $15,602                       $16,272                        $12,127
           3/31/94              $15,131                       $16,198                        $12,168
           4/30/94              $15,119                       $16,185                        $12,185
           5/31/94              $15,178                       $16,051                        $12,192
           6/30/94              $14,572                       $16,242                        $12,233
           7/31/94              $14,804                       $16,395                        $12,266
           8/31/94              $14,926                       $16,353                        $12,317
           9/30/94              $14,914                       $16,433                        $12,349
          10/31/94              $15,001                       $16,679                        $12,358
          11/30/94              $15,001                       $16,469                        $12,374
          12/31/94              $14,891                       $16,508                        $12,374
           1/31/95              $14,793                       $16,841                        $12,423
           2/28/95              $15,026                       $17,276                        $12,473
           3/31/95              $15,294                       $18,155                        $12,514
           4/30/95              $15,636                       $18,444                        $12,555
           5/31/95              $16,015                       $18,958                        $12,580
           6/30/95              $16,087                       $19,077                        $12,605
           7/31/95              $16,189                       $19,167                        $12,605
           8/31/95              $15,986                       $18,635                        $12,639
           9/30/95              $16,341                       $19,054                        $12,662
          10/31/95              $16,607                       $19,241                        $12,704
          11/30/95              $16,747                       $19,455                        $12,695
          12/31/95              $17,077                       $19,696                        $12,687
           1/31/96              $17,000                       $19,494                        $12,761
           2/29/96              $16,797                       $19,380                        $12,803
           3/31/96              $16,848                       $19,350                        $12,869
           4/30/96              $16,975                       $19,279                        $12,918
           5/31/96              $17,064                       $19,298                        $12,943
           6/30/96              $17,293                       $19,467                        $12,951
           7/31/96              $17,362                       $19,825                        $12,976
           8/31/96              $17,582                       $19,908                        $13,001
           9/30/96              $17,857                       $20,017                        $13,042
          10/31/96              $18,214                       $20,415                        $13,083
          11/30/96              $18,654                       $20,706                        $13,108
          12/31/96              $18,723                       $20,562                        $13,108
           1/31/97              $18,489                       $20,048                        $13,149
           2/28/97              $18,407                       $19,909                        $13,189
           3/31/97              $18,338                       $19,758                        $13,222
           4/30/97              $18,434                       $19,647                        $13,237
           5/31/97              $18,586                       $20,110                        $13,229
           6/30/97              $18,787                       $20,339                        $13,245
           7/31/97              $18,920                       $20,264                        $13,261
           8/31/97              $18,861                       $20,239                        $13,286
           9/30/97              $19,216                       $20,688                        $13,320
          10/31/97              $18,979                       $21,127                        $13,353
          11/30/97              $19,053                       $20,873                        $13,345
          12/31/97              $19,186                       $20,850                        $13,329
           1/31/98              $19,408                       $21,060                        $13,353
           2/28/98              $19,601                       $21,216                        $13,380
           3/31/98              $19,689                       $21,057                        $13,406
           4/30/98              $19,734                       $21,380                        $13,431
           5/31/98              $19,704                       $21,472                        $13,455
           6/30/98              $19,699                       $21,532                        $13,471
           7/31/98              $19,747                       $21,591                        $13,487
           8/31/98              $18,901                       $22,187                        $13,503
           9/30/98              $19,907                       $23,346                        $13,519
          10/31/98              $20,322                       $23,869                        $13,552
          11/30/98              $20,497                       $23,599                        $13,552
          12/31/98              $20,545                       $24,043                        $13,546

Total Return                    105.45%                       140.43%                         35.46%

U.S. GOVERNMENT SECURITIES FUND

During the 12-month reporting period, low inflation and strong growth, driven primarily by robust consumer demand, characterized the U.S. economy. Internationally, disruptions in overseas markets occurred throughout the year, as the Asian financial crisis, which began during the summer of 1997, strengthened its grip on many economies. The combination of low inflation in the U.S. and the troubles in foreign financial markets evidently made U.S. Treasury securities a safe haven for many investors, helping to push yields lower during most of the reporting period. The 30-year Treasury bond yield declined 84 basis points, from 5.93% on December 31, 1997, to 5.09% one year later, but dropped as low as 4.72% in the beginning of October.

In August, the Asian crisis appeared to have spread beyond the Pacific Rim and to have taken hold in Russia, which devalued the ruble and defaulted on its foreign debt payments. This event further shook financial markets worldwide, causing many investors to shun virtually all types of securities except for the most widely traded U.S. Treasury issues. Amid this flight-to-quality mentality, the yields on many U.S. Treasuries fell far more than the yields on other products, such as mortgage pass-through securities (pass-throughs), offering opportunities to purchase mortgage-backed securities at what we felt were very attractive levels.

Beginning with the Russian debt crisis, and culminating with the well-publicized bailout of a major hedge fund, the availability of capital in the U.S. economy declined. This string of events appeared to reduce Wall Street's desire to commit capital to the fixed-income markets, especially in secondary market activity, where profit margins tend to be lower. We believe this pullback increased volatility in the fixed-income

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

markets, and created more restrictive lending conditions in the U.S. These problems were magnified, as the global slowdown worked its way into the U.S. economy. Manufacturing sector weakness, which worsened throughout the year, finally trickled into the service sector in the third quarter, notably impacting financial firms. Concerned about the combination of these factors leading to slower economic growth, the Federal Reserve Board (the Fed) lowered the federal funds target rate three times, totaling 0.75% from September through November, to 4.75%. The Fed's willingness to step in and provide liquidity evidently boosted investor confidence, and caused spreads between mortgage pass-throughs and Treasuries to narrow somewhat.

Mortgage pass-throughs underperformed comparable U.S. Treasury securities during the reporting period, due to the extent of the flight-to-quality mentality, in our opinion. Still, lower-coupon mortgage pass-throughs benefited from price appreciation during the year. The portfolio increased its exposure to lower-coupon Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and Government National Mortgage Association (GNMA or Ginnie Mae) pass-throughs, and reduced its exposure to higher-coupon pass-throughs during the 12 months under review. In general, lower-coupon mortgage pass-throughs have less prepayment risk in a declining interest-rate environment than higher-coupon pass-throughs. Therefore, we believe that the fund is well-positioned to weather any increase in prepayments that may come as a result of the very low mortgage rates seen during 1998's third and fourth quarters.

Going forward, we anticipate that interest rates, in general, may move slightly lower as the world's central banks shift their focus from battling inflation to guarding against deflation. However, in spite of this deflationary environment, we will also remain vigilant regarding any increase in interest rates. U.S. Government Securities Fund will maintain its fiscally responsible strategy of investing to provide a steady level of income for the fund's shareholders. In an effort to achieve this goal, we will continue to invest predominately in U.S. government mortgage-backed and agency securities.

GRAPHIC MATERIAL (68)
This graph compares the performance of the U.S. Government Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index from 3/14/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.


TOTAL RETURN INDEX COMPARISON
U.S. Government Securities Fund
$10,000 Investment (3/14/89 - 12/31/98)

                                 U.S. Gov't Securities            Lehman Brothers                 Consumer
                                 Fund                             Intermediate Government         Price Index
                                                                  Bond Index
            3/14/89                 $10,000                                   $10,000                  $10,000
            3/31/89                 $10,000                   0.26%         $  10,026        0.32%    $ 10,032
            4/30/89                 $10,000                   2.02%         $  10,228        0.65%    $ 10,097
            5/31/89                 $10,000                   1.93%         $  10,426        0.57%    $ 10,155
            6/30/89                 $10,050                   2.55%         $  10,692        0.24%    $ 10,179
            7/31/89                 $10,190                   2.03%         $  10,909        0.24%    $ 10,203
            8/31/89                 $10,080                  -1.35%         $  10,761        0.16%    $ 10,220
            9/30/89                 $10,140                   0.48%         $  10,813        0.32%    $ 10,252
           10/31/89                 $10,370                   2.10%         $  11,040        0.48%    $ 10,302
           11/30/89                 $10,470                   0.99%         $  11,149        0.24%    $ 10,326
           12/31/89                 $10,540                   0.29%         $  11,182        0.16%    $ 10,343
            1/31/90                 $10,420                  -0.62%         $  11,112        1.03%    $ 10,449
            2/28/90                 $10,480                   0.37%         $  11,153        0.47%    $ 10,498
            3/31/90                 $10,510                   0.12%         $  11,167        0.55%    $ 10,556
            4/30/90                 $10,398                  -0.33%         $  11,130        0.16%    $ 10,573
            5/31/90                 $10,671                   2.14%         $  11,368        0.23%    $ 10,597
            6/30/90                 $10,793                   1.32%         $  11,518        0.54%    $ 10,655
            7/31/90                 $10,964                   1.40%         $  11,680        0.38%    $ 10,695
            8/31/90                 $10,894                  -0.36%         $  11,637        0.92%    $ 10,794
            9/30/90                 $10,974                   0.89%         $  11,741        0.84%    $ 10,884
           10/31/90                 $11,096                   1.39%         $  11,904        0.60%    $ 10,950
           11/30/90                 $11,318                   1.51%         $  12,084        0.22%    $ 10,974
           12/31/90                 $11,480                   1.38%         $  12,251        0.00%    $ 10,974
            1/31/91                 $11,652                   1.03%         $  12,377        0.60%    $ 11,039
            2/28/91                 $11,753                   0.61%         $  12,452        0.15%    $ 11,056
            3/31/91                 $11,813                   0.55%         $  12,521        0.15%    $ 11,073
            4/30/91                 $11,904                   1.03%         $  12,650        0.15%    $ 11,089
            5/31/91                 $11,995                   0.56%         $  12,721        0.30%    $ 11,122
            6/30/91                 $12,011                   0.08%         $  12,731        0.29%    $ 11,155
            7/31/91                 $12,178                   1.08%         $  12,868        0.15%    $ 11,171
            8/31/91                 $12,398                   1.90%         $  13,113        0.29%    $ 11,204
            9/30/91                 $12,649                   1.70%         $  13,336        0.44%    $ 11,253
           10/31/91                 $12,806                   1.14%         $  13,488        0.15%    $ 11,270
           11/30/91                 $12,890                   1.17%         $  13,646        0.29%    $ 11,303
           12/31/91                 $13,235                   2.43%         $  13,977        0.07%    $ 11,311
            1/31/92                 $13,046                  -0.96%         $  13,843        0.15%    $ 11,328
            2/29/92                 $13,162                   0.31%         $  13,886        0.36%    $ 11,368
            3/31/92                 $13,067                  -0.40%         $  13,830        0.51%    $ 11,426
            4/30/92                 $13,172                   0.90%         $  13,955        0.14%    $ 11,442
            5/31/92                 $13,465                   1.49%         $  14,163        0.14%    $ 11,458
            6/30/92                 $13,672                   1.44%         $  14,367        0.36%    $ 11,500
            7/31/92                 $13,953                   1.92%         $  14,643        0.21%    $ 11,524
            8/31/92                 $14,116                   1.02%         $  14,792        0.28%    $ 11,556
            9/30/92                 $14,278                   1.38%         $  14,996        0.28%    $ 11,588
           10/31/92                 $14,040                  -1.20%         $  14,816        0.35%    $ 11,629
           11/30/92                 $14,072                  -0.41%         $  14,755        0.14%    $ 11,645
           12/31/92                 $14,332                   1.29%         $  14,946       -0.07%    $ 11,637
            1/31/93                 $14,635                   1.86%         $  15,224        0.49%    $ 11,694
            2/28/93                 $14,895                   1.47%         $  15,448        0.35%    $ 11,735
            3/31/93                 $14,971                   0.37%         $  15,505        0.35%    $ 11,776
            4/30/93                 $15,057                   0.78%         $  15,626        0.28%    $ 11,809
            5/31/93                 $15,101                  -0.27%         $  15,583        0.14%    $ 11,826
            6/30/93                 $15,374                   1.45%         $  15,809        0.14%    $ 11,842
            7/31/93                 $15,476                   0.20%         $  15,841        0.00%    $ 11,842
            8/31/93                 $15,702                   1.49%         $  16,077        0.28%    $ 11,875
            9/30/93                 $15,702                   0.41%         $  16,143        0.21%    $ 11,900
           10/31/93                 $15,781                   0.24%         $  16,182        0.41%    $ 11,949
           11/30/93                 $15,577                  -0.49%         $  16,102        0.07%    $ 11,957
           12/31/93                 $15,724                   0.41%         $  16,168        0.00%    $ 11,957
            1/31/94                 $15,928                   0.99%         $  16,328        0.27%    $ 11,990
            2/28/94                 $15,611                  -1.37%         $  16,105        0.34%    $ 12,030
            3/31/94                 $15,058                  -1.46%         $  15,870        0.34%    $ 12,071
            4/30/94                 $14,911                  -0.65%         $  15,767        0.14%    $ 12,088
            5/31/94                 $14,934                   0.07%         $  15,778        0.07%    $ 12,097
            6/30/94                 $14,839                   0.02%         $  15,781        0.34%    $ 12,138
            7/31/94                 $15,209                   1.31%         $  15,987        0.27%    $ 12,171
            8/31/94                 $15,197                   0.29%         $  16,034        0.40%    $ 12,219
            9/30/94                 $14,887                  -0.83%         $  15,901        0.27%    $ 12,252
           10/31/94                 $14,818                   0.02%         $  15,904        0.07%    $ 12,261
           11/30/94                 $14,818                  -0.44%         $  15,834        0.13%    $ 12,277
           12/31/94                 $15,009                   0.33%         $  15,886        0.00%    $ 12,277
            1/31/95                 $15,343                   1.63%         $  16,145        0.40%    $ 12,326
            2/28/95                 $15,761                   1.93%         $  16,457        0.40%    $ 12,375
            3/31/95                 $15,845                   0.55%         $  16,547        0.33%    $ 12,416
            4/30/95                 $16,084                   1.16%         $  16,739        0.33%    $ 12,457
            5/31/95                 $16,788                   2.82%         $  17,211        0.20%    $ 12,482
            6/30/95                 $16,879                   0.64%         $  17,321        0.20%    $ 12,507
            7/31/95                 $16,828                   0.05%         $  17,330        0.00%    $ 12,507
            8/31/95                 $17,046                   0.82%         $  17,472        0.26%    $ 12,539
            9/30/95                 $17,225                   0.67%         $  17,589        0.20%    $ 12,565
           10/31/95                 $17,455                   1.10%         $  17,783        0.33%    $ 12,606
           11/30/95                 $17,686                   1.22%         $  18,000       -0.07%    $ 12,597
           12/31/95                 $17,929                   0.99%         $  18,178       -0.07%    $ 12,588
            1/31/96                 $18,045                   0.84%         $  18,331        0.59%    $ 12,663
            2/29/96                 $17,737                  -1.06%         $  18,136        0.32%    $ 12,703
            3/31/96                 $17,609                  -0.46%         $  18,053        0.52%    $ 12,769
            4/30/96                 $17,494                  -0.29%         $  18,000        0.39%    $ 12,819
            5/31/96                 $17,417                  -0.05%         $  17,991        0.19%    $ 12,843
            6/30/96                 $17,667                   1.02%         $  18,175        0.06%    $ 12,851
            7/31/96                 $17,709                   0.31%         $  18,231        0.19%    $ 12,875
            8/31/96                 $17,681                   0.11%         $  18,251        0.19%    $ 12,900
            9/30/96                 $18,026                   1.29%         $  18,487        0.32%    $ 12,941
           10/31/96                 $18,412                   1.64%         $  18,790        0.32%    $ 12,983
           11/30/96                 $18,688                   1.21%         $  19,017        0.19%    $ 13,007
           12/31/96                 $18,577                  -0.54%         $  18,915        0.00%    $ 13,007
            1/31/97                 $18,660                   0.38%         $  18,987        0.32%    $ 13,049
            2/28/97                 $18,702                   0.16%         $  19,017        0.31%    $ 13,089
            3/31/97                 $18,605                  -0.57%         $  18,908        0.25%    $ 13,122
            4/30/97                 $18,881                   1.13%         $  19,122        0.12%    $ 13,138
            5/31/97                 $19,060                   0.78%         $  19,271       -0.06%    $ 13,130
            6/30/97                 $19,271                   0.86%         $  19,437        0.12%    $ 13,146
            7/31/97                 $19,694                   1.84%         $  19,795        0.12%    $ 13,161
            8/31/97                 $19,563                  -0.38%         $  19,719        0.19%    $ 13,186
            9/30/97                 $19,826                   1.09%         $  19,934        0.25%    $ 13,219
           10/31/97                 $20,059                   1.17%         $  20,168        0.25%    $ 13,253
           11/30/97                 $20,117                   0.22%         $  20,212       -0.06%    $ 13,245
           12/31/97                 $20,307                   0.81%         $  20,376       -0.12%    $ 13,229
            1/31/98                 $20,526                   1.30%         $  20,641        0.19%    $ 13,254
            2/28/98                 $20,555                  -0.11%         $  20,618        0.19%    $ 13,279
            3/31/98                 $20,628                   0.31%         $  20,682        0.19%    $ 13,304
            4/30/98                 $20,730                   0.48%         $  20,781        0.18%    $ 13,328
            5/31/98                 $20,905                   0.69%         $  20,924        0.18%    $ 13,352
            6/30/98                 $21,032                   0.67%         $  21,065        0.12%    $ 13,368
            7/31/98                 $21,095                   0.38%         $  21,145        0.12%    $ 13,384
            8/31/98                 $21,394                   1.89%         $  21,544        0.12%    $ 13,400
            9/30/98                 $21,786                   2.33%         $  22,046        0.12%    $ 13,416
           10/31/98                 $21,661                   0.17%         $  22,084        0.24%    $ 13,449
           11/30/98                 $21,739                  -0.31%         $  22,015        0.00%    $ 13,449
           12/31/98                 $21,818      0.36%        0.39%         $  22,101       -0.06%    $ 13,440

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (69)

This chart shows the average annual total return for US Government Securities Fund as of 12/31/98.

Average Annual Total Return
--------------------------------------------
1-Year                                +7.44%

5-Year                                +6.77%

Since Inception (3/14/89)             +8.29%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

ZERO COUPON 2000 FUND
ZERO COUPON 2005 FUND
ZERO COUPON 2010 FUND

During the past year, the domestic economy had the best of all worlds: continued growth in an environment of subdued inflation and falling interest rates. Higher income levels coupled with a robust real estate market and increasing stock prices helped fuel the consumer sector, which seemed to be the primary driver of domestic growth. Consumption also appeared to buoy the labor market, with the unemployment rate reaching 4.5% for 1998, the lowest in 28 years. The overall economy, as measured by U.S. Gross Domestic Product, grew 3.9% in 1998, well above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.* Inflation as measured by the Consumer Price Index year-over-year is up only 1.6%.

Tempering growth, overcapacity in manufacturing worldwide and U.S. export-sector declines stood in stark contrast to consumer-sector gains. The emerging markets crisis that prevailed for much of the reporting period hampered U.S. manufacturers and produced record trade deficits. The export sector reportedly was hard hit as increased competition from low-cost imports exacerbated rising domestic wage costs and limited their pricing power. With many world currencies in turmoil, an ensuing "flight to quality" fueled tremendous demand for U.S. Treasuries, a traditional safe haven in times of market and political turmoil. Citing a growing credit crisis as a threat to the recent economic expansion, the Fed cut the federal funds target rate three times over seven weeks, for a total of 75 basis points (0.75%), bringing it to 4.75% on November 17, 1998. This revitalized the credit markets and spurred equity prices in the process.

Reflecting strong appeal for dollar-denominated bills, notes and bonds, yields for short-, medium- and long-term Treasuries fell dramatically for the year. The yield on 10-year Treasuries, a reasonable proxy for the Zero Coupon 2010 Fund, declined from 5.67% on January 2, 1998, to 4.65% on December 31, 1998, falling as low as 4.16% on October 5, 1998, before rebounding. The yield on the 5-year Treasury note followed a similar pattern, falling from 5.63% on January 2, 1998, to 4.56% on December 31, 1998.

*Source: Bureau of Labor Statistics.

\The Zero Coupon portfolios invest primarily in securities issued by government sponsored agencies. There is only the slightest amount of additional risk in these securities relative to direct obligations of the U.S. government, in our opinion. Due to the inverse relationship zero coupon bonds have with interest rates, all three portfolios benefited from the declining interest rates during the year. Because long-term interest rates fell the most and also because longer-term portfolios are generally more interest-rate sensitive, Zero Coupon 2010 Fund fared best, gaining +14.5% on the year. Zero Coupon 2005 Fund, which holds middle-term maturities, enjoyed a +12.5% return on the year, while Zero Coupon 2000 Fund managed a +7.5% performance. Keep in mind that, with a little less than one year to target maturity for the 2000 portfolio, it will begin to take on characteristics similar to a money market fund. As the target maturity date of December 2000 approaches, this portfolio will become increasingly less sensitive to changes in interest rates, which will serve to reduce the portfolio's risk but also diminish any chances for capital appreciation.

Going forward, we anticipate that future interest-rate changes will continue to be the dominant factor in determining the portfolio's returns. Although underlying concerns linger regarding the economy's strength, we find ourselves in a profound environment of low inflation and interest rates that so far have helped propel consumer spending. Should growth slow, however, the Fed may make further changes to the federal funds target rate.

GRAPHIC MATERIAL (70)
This graph compares the performance of the Zero Coupon 2000 Fund as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 5-Year Bond Total Return Index, the Consumer Price Index, and Merrill Lynch Zero Coupon 1-Year Bond Total Return Index, from 3/14/89 - 12/31/98.

We are adding the Merrill Lynch Zero Coupon 1 Year Bond Total Return Index, reflecting short-term bond performance as the portfolio nears its 2000 target date.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.


TOTAL RETURN INDEX COMPARISON
Zero Coupon 2000 Fund
$10,000 Investment (3/14/98 - 12/31/98)

                                                        Merrill Lynch                  Merrill Lynch
               Zero Coupon 2000 Fund                    Zero Coupon 1-Year Bond        Zero Coupon 5-Year Bond          Consumer
                                                        Total Return Index             Total Return Index               Price Index
 3/14/89     $10,000                                    $10,000                        $10,000                          $10,000
 3/31/89     $10,000                  0.33%             $10,033          0.40%         $10,040         0.32%            $10,032
 4/30/89     $10,000                  1.17%             $10,150          2.17%         $10,258         0.65%            $10,097
 5/31/89     $9,990                   1.16%             $10,268          3.06%         $10,572         0.57%            $10,155
 6/30/89     $10,560                  1.49%             $10,421          3.60%         $10,952         0.24%            $10,179
 7/31/89     $10,790                  1.11%             $10,537          3.59%         $11,346         0.24%            $10,203
 8/31/89     $10,460                 -0.10%             $10,526         -2.85%         $11,022         0.16%            $10,220
 9/30/89     $10,480                  0.65%             $10,595          0.41%         $11,067         0.32%            $10,252
10/31/89     $10,910                  1.12%             $10,713          2.92%         $11,391         0.48%            $10,302
11/30/89     $11,010                  0.83%             $10,802          1.27%         $11,535         0.24%            $10,326
12/31/89     $11,080                  0.53%             $10,860          0.08%         $11,544         0.16%            $10,343
 1/31/90     $10,610                  0.44%             $10,907         -1.71%         $11,347         1.03%            $10,449
 2/28/90     $10,600                  0.60%             $10,973          0.10%         $11,358         0.47%            $10,498
 3/31/90     $10,592                  0.58%             $11,036         -0.01%         $11,357         0.55%            $10,556
 4/30/90     $10,170                  0.51%             $11,093         -1.02%         $11,241         0.16%            $10,573
 5/31/90     $10,664                  1.14%             $11,219          3.04%         $11,583         0.23%            $10,597
 6/30/90     $10,932                  0.81%             $11,310          1.63%         $11,772         0.54%            $10,655
 7/31/90     $11,076                  1.03%             $11,426          1.77%         $11,980         0.38%            $10,695
 8/31/90     $10,582                  0.66%             $11,502         -1.31%         $11,823         0.92%            $10,794
 9/30/90     $10,715                  0.64%             $11,576          0.95%         $11,936         0.84%            $10,884
10/31/90     $10,973                  0.97%             $11,688          2.05%         $12,180         0.60%            $10,950
11/30/90     $11,518                  0.79%             $11,780          2.67%         $12,506         0.22%            $10,974
12/31/90     $11,734                  0.97%             $11,894          1.73%         $12,722         0.00%            $10,974
 1/31/91     $11,868                  0.90%             $12,001          1.02%         $12,852         0.60%            $11,039
 2/28/91     $11,889                  0.66%             $12,081          0.35%         $12,897         0.15%            $11,056
 3/31/91     $11,868                  0.73%             $12,169          0.37%         $12,944         0.15%            $11,073
 4/30/91     $12,064                  0.80%             $12,266          1.59%         $13,150         0.15%            $11,089
 5/31/91     $12,054                  0.58%             $12,337          0.31%         $13,191         0.30%            $11,122
 6/30/91     $11,987                  0.38%             $12,384         -0.21%         $13,163         0.29%            $11,155
 7/31/91     $12,147                  0.77%             $12,480          1.43%         $13,352         0.15%            $11,171
 8/31/91     $12,615                  0.97%             $12,601          2.98%         $13,749         0.29%            $11,204
 9/30/91     $13,072                  0.78%             $12,699          2.56%         $14,101         0.44%            $11,253
10/31/91     $13,157                  0.83%             $12,804          1.57%         $14,323         0.15%            $11,270
11/30/91     $13,338                  0.96%             $12,927          1.71%         $14,568         0.29%            $11,303
12/31/91     $13,933                  1.13%             $13,073          2.39%         $14,916         0.07%            $11,311
 1/31/92     $13,487                  0.35%             $13,119         -1.66%         $14,668         0.15%            $11,328
 2/29/92     $13,572                  0.33%             $13,162          0.17%         $14,693         0.36%            $11,368
 3/31/92     $13,465                  0.11%             $13,177         -1.00%         $14,546         0.51%            $11,426
 4/30/92     $13,519                  0.91%             $13,297          0.85%         $14,670         0.14%            $11,442
 5/31/92     $13,848                  0.53%             $13,367          2.49%         $15,035         0.14%            $11,458
 6/30/92     $14,249                  0.63%             $13,451          2.18%         $15,363         0.36%            $11,500
 7/31/92     $14,880                  0.83%             $13,563          2.86%         $15,802         0.21%            $11,524
 8/31/92     $15,080                  0.36%             $13,612          1.63%         $16,060         0.28%            $11,556
 9/30/92     $15,501                  0.69%             $13,706          2.20%         $16,413         0.28%            $11,588
10/31/92     $15,102                 -0.15%             $13,685         -2.20%         $16,052         0.35%            $11,629
11/30/92     $14,947                  0.12%             $13,702         -1.12%         $15,872         0.14%            $11,645
12/31/92     $15,379                  0.69%             $13,796          1.86%         $16,168        -0.07%            $11,637
 1/31/93     $15,789                  0.70%             $13,893          3.06%         $16,662         0.49%            $11,694
 2/28/93     $16,387                  0.38%             $13,946          2.35%         $17,054         0.35%            $11,735
 3/31/93     $16,587                  0.26%             $13,982          0.43%         $17,127         0.35%            $11,776
 4/30/93     $16,664                  0.44%             $14,043          1.19%         $17,331         0.28%            $11,809
 5/31/93     $16,653                 -0.04%             $14,038         -0.51%         $17,243         0.14%            $11,826
 6/30/93     $17,308                  0.48%             $14,105          2.27%         $17,634         0.14%            $11,842
 7/31/93     $17,412                  0.29%             $14,146          0.08%         $17,648         0.00%            $11,842
 8/31/93     $17,863                  0.48%             $14,214          2.35%         $18,063         0.28%            $11,875
 9/30/93     $17,979                  0.28%             $14,254          0.49%         $18,151         0.21%            $11,900
10/31/93     $18,129                  0.23%             $14,287          0.05%         $18,160         0.41%            $11,949
11/30/93     $17,701                  0.20%             $14,315         -1.01%         $17,977         0.07%            $11,957
12/31/93     $17,863                  0.41%             $14,374          0.53%         $18,072         0.00%            $11,957
 1/31/94     $18,176                  0.44%             $14,437          1.41%         $18,327         0.27%            $11,990
 2/28/94     $17,528                 -0.17%             $14,413         -2.34%         $17,898         0.34%            $12,030
 3/31/94     $16,938                  0.01%             $14,414         -2.58%         $17,437         0.34%            $12,071
 4/30/94     $16,729                 -0.08%             $14,402         -1.22%         $17,224         0.14%            $12,088
 5/31/94     $16,729                  0.25%             $14,438          0.07%         $17,236         0.07%            $12,097
 6/30/94     $16,720                  0.38%             $14,493         -0.21%         $17,200         0.34%            $12,138
 7/31/94     $17,050                  0.65%             $14,588          1.84%         $17,516         0.27%            $12,171
 8/31/94     $17,050                  0.42%             $14,649          0.33%         $17,574         0.40%            $12,219
 9/30/94     $16,720                  0.11%             $14,665         -1.70%         $17,275         0.27%            $12,252
10/31/94     $16,633                  0.35%             $14,716         -0.21%         $17,239         0.07%            $12,261
11/30/94     $16,548                 -0.10%             $14,701         -0.79%         $17,103         0.13%            $12,277
12/31/94     $16,658                  0.33%             $14,750          0.90%         $17,257         0.00%            $12,277
 1/31/95     $16,988                  1.09%             $14,911          1.93%         $17,590         0.40%            $12,326
 2/28/95     $17,514                  1.01%             $15,061          1.90%         $17,924         0.40%            $12,375
 3/31/95     $17,612                  0.66%             $15,161          0.41%         $17,997         0.33%            $12,416
 4/30/95     $17,869                  0.65%             $15,259          1.56%         $18,278         0.33%            $12,457
 5/31/95     $18,798                  1.12%             $15,430          4.76%         $19,148         0.20%            $12,482
 6/30/95     $18,951                  0.56%             $15,517          0.82%         $19,305         0.20%            $12,507
 7/31/95     $18,823                  0.38%             $15,576         -0.49%         $19,211         0.00%            $12,507
 8/31/95     $19,040                  0.72%             $15,688          0.96%         $19,395         0.26%            $12,539
 9/30/95     $19,181                  0.26%             $15,729          0.76%         $19,542         0.20%            $12,565
10/31/95     $19,526                  0.61%             $15,824          1.57%         $19,849         0.33%            $12,606
11/30/95     $19,858                  0.68%             $15,932          1.86%         $20,218        -0.07%            $12,597
12/31/95     $20,101                  0.63%             $16,032          1.26%         $20,473        -0.07%            $12,588
 1/31/96     $20,331                  0.64%             $16,135          1.09%         $20,696         0.59%            $12,663
 2/29/96     $19,935                  0.17%             $16,163         -1.90%         $20,303         0.32%            $12,703
 3/31/96     $19,692                  0.21%             $16,196         -1.27%         $20,045         0.52%            $12,769
 4/30/96     $19,539                  0.28%             $16,242         -1.13%         $19,819         0.39%            $12,819
 5/31/96     $19,449                  0.44%             $16,313         -0.49%         $19,722         0.19%            $12,843
 6/30/96     $19,680                  0.52%             $16,398          1.47%         $20,012         0.06%            $12,851
 7/31/96     $19,735                  0.47%             $16,475          0.01%         $20,014         0.19%            $12,875
 8/31/96     $19,707                  0.55%             $16,566         -0.26%         $19,962         0.19%            $12,900
 9/30/96     $20,033                  0.64%             $16,672          1.85%         $20,331         0.32%            $12,941
10/31/96     $20,480                  0.76%             $16,799          2.43%         $20,825         0.32%            $12,983
11/30/96     $20,792                  0.59%             $16,898          1.88%         $21,216         0.19%            $13,007
12/31/96     $20,588                  0.19%             $16,930         -1.43%         $20,913         0.00%            $13,007
 1/31/97     $20,656                  0.50%             $17,014          0.25%         $20,965         0.32%            $13,049
 2/28/97     $20,656                  0.36%             $17,076         -0.06%         $20,953         0.31%            $13,089
 3/31/97     $20,494                  0.21%             $17,111         -1.28%         $20,684         0.25%            $13,122
 4/30/97     $20,724                  0.65%             $17,223          1.53%         $21,001         0.12%            $13,138
 5/31/97     $20,900                  0.67%             $17,338          0.91%         $21,192        -0.06%            $13,130
 6/30/97     $21,076                  0.51%             $17,427          1.08%         $21,421         0.12%            $13,146
 7/31/97     $21,513                  0.76%             $17,559          3.07%         $22,079         0.12%            $13,161
 8/31/97     $21,396                  0.30%             $17,612         -1.23%         $21,807         0.19%            $13,186
 9/30/97     $21,629                  0.56%             $17,710          1.52%         $22,138         0.25%            $13,219
10/31/97     $21,877                  0.60%             $17,817          1.76%         $22,528         0.25%            $13,253
11/30/97     $21,891                  0.24%             $17,859          0.00%         $22,528        -0.06%            $13,245
12/31/97     $22,051                  0.56%             $17,959          1.17%         $22,792        -0.12%            $13,229
 1/31/98     $22,372                  0.65%             $18,076          1.83%         $23,209         0.19%            $13,254
 2/28/98     $22,328                  0.18%             $18,109         -0.42%         $23,111         0.19%            $13,279
 3/31/98     $22,386                  0.42%             $18,185          0.17%         $23,151         0.19%            $13,304
 4/30/98     $22,503                  0.51%             $18,277          0.43%         $23,250         0.18%            $13,328
 5/31/98     $22,649                  0.45%             $18,360          0.82%         $23,441         0.18%            $13,352
 6/30/98     $22,777                  0.46%             $18,444          0.83%         $23,635         0.12%            $13,368
 7/31/98     $22,889                  0.46%             $18,529          0.23%         $23,690         0.12%            $13,384
 8/31/98     $23,225                  0.85%             $18,686          3.23%         $24,455         0.12%            $13,400
 9/30/98     $23,594                  0.91%             $18,856          3.43%         $25,294         0.12%            $13,416
10/31/98     $23,690                  0.52%             $18,955         -0.16%         $25,253         0.24%            $13,449
11/30/98     $23,642                  0.24%             $19,000         -0.73%         $25,069         0.00%            $13,449
12/31/98     $23,706         0.27%    0.40%             $19,076          0.53%         $25,202        -0.06%            $13,440

WE ARE ADDING THE MERRILL LYNCH ZERO COUPON 1-YEAR BOND TOTAL RETURN INDEX, REFLECTING SHORT-TERM BOND PERFORMANCE AS THE PORTFOLIO NEARS ITS 2000 TARGET DATE.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (71)
This chart shows the average annual total return for the Zero Coupon 2000 Fund as of 12/31/98.

Average Annual Total Return
------------------------------------------
1-Year                              +7.50%

5-Year                              +5.82%

Since Inception (3/14/89)           +9.21%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

WE ARE ADDING THE MERRILL LYNCH ZERO COUPON 5-YEAR BOND TOTAL RETURN INDEX, REFLECTING SHORTER-TERM BOND PERFORMANCE AS THE PORTFOLIO NEARS ITS 2005 TARGET DATE.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT
DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (73)
This chart shows the average annual total return for the Zero Coupon 2005 Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                            +12.53%

5-Year                            +8.24%

Since Inception (3/14/89)         +11.35%

GRAPHIC MATERIAL (72)
This graph compares the performance of the Zero Coupon 2005 Fund as tracked by the in value of a $10,000 investment , to that of the Merrill Lynch Zero Coupon 10-Year Bond Total Return Index, the Consumer Price Index, and the Merrill Lynch Zero Coupon 5 Year Bond Total Return Index, from 3/14/89 - 12/31/98.

We are adding the Merrill Lynch Zero Coupon 5-Year Bond Total return Index, reflecting shorter-term bond performance as the portfolio nears its 2005 target date.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Zero Coupon 2005 Fund
$10,000 Investment (3/14/89 - 12/31/98)
              [Line Graph]

                                                                Merrill Lynch Zero            Merrill Lynch Zero
        Zero Coupon                                             Coupon 10-Year Bond           Coupon 5-Year Bond      Consumer
        2005 Fund                                               Total Return Index            Total Retunr Index      Price Index
 3/14/89     $10,000                                   $10,000                              $10,000                    $10,000
 3/31/89     $10,000                    0.40%          $10,040              0.64%           $10,064        0.32%       $10,032
 4/30/89     $10,000                    2.17%          $10,258              2.74%           $10,339        0.65%       $10,097
 5/31/89     $10,070                    3.06%          $10,572              4.09%           $10,762        0.57%       $10,155
 6/30/89     $11,310                    3.60%          $10,952              5.97%           $11,405        0.24%       $10,179
 7/31/89     $11,290                    3.59%          $11,346              2.71%           $11,714        0.24%       $10,203
 8/31/89     $10,850                   -2.85%          $11,022             -3.02%           $11,360        0.16%       $10,220
 9/30/89     $10,870                    0.41%          $11,067              0.42%           $11,408        0.32%       $10,252
10/31/89     $11,500                    2.92%          $11,391              4.09%           $11,874        0.48%       $10,302
11/30/89     $11,580                    1.27%          $11,535              0.83%           $11,973        0.24%       $10,326
12/31/89     $11,530                    0.08%          $11,544             -0.01%           $11,972        0.16%       $10,343
 1/31/90     $10,630                   -1.71%          $11,347             -4.06%           $11,486        1.03%       $10,449
 2/28/90     $10,640                    0.10%          $11,358             -0.22%           $11,460        0.47%       $10,498
 3/31/90     $10,598                   -0.01%          $11,357             -0.08%           $11,451        0.55%       $10,556
 4/30/90     $10,024                   -1.02%          $11,241             -2.80%           $11,131        0.16%       $10,573
 5/31/90     $10,746                    3.04%          $11,583              4.78%           $11,663        0.23%       $10,597
 6/30/90     $11,065                    1.63%          $11,772              2.37%           $11,939        0.54%       $10,655
 7/31/90     $11,171                    1.77%          $11,980              1.09%           $12,069        0.38%       $10,695
 8/31/90     $10,290                   -1.31%          $11,823             -4.73%           $11,498        0.92%       $10,794
 9/30/90     $10,502                    0.95%          $11,936              1.14%           $11,629        0.84%       $10,884
10/31/90     $10,746                    2.05%          $12,180              3.23%           $12,005        0.60%       $10,950
11/30/90     $11,521                    2.67%          $12,506              4.35%           $12,527        0.22%       $10,974
12/31/90     $11,840                    1.73%          $12,722              2.25%           $12,809        0.00%       $10,974
 1/31/91     $11,978                    1.02%          $12,852              1.01%           $12,938        0.60%       $11,039
 2/28/91     $11,978                    0.35%          $12,897              0.13%           $12,955        0.15%       $11,056
 3/31/91     $11,893                    0.37%          $12,944              0.71%           $13,047        0.15%       $11,073
 4/30/91     $12,127                    1.59%          $13,150              1.63%           $13,260        0.15%       $11,089
 5/31/91     $11,999                    0.31%          $13,191             -0.12%           $13,244        0.30%       $11,122
 6/30/91     $11,857                   -0.21%          $13,163             -0.70%           $13,151        0.29%       $11,155
 7/31/91     $12,066                    1.43%          $13,351              1.76%           $13,383        0.15%       $11,171
 8/31/91     $12,663                    2.98%          $13,749              3.97%           $13,914        0.29%       $11,204
 9/30/91     $13,292                    2.56%          $14,101              3.44%           $14,393        0.44%       $11,253
10/31/91     $13,237                    1.57%          $14,323              0.48%           $14,462        0.15%       $11,270
11/30/91     $13,303                    1.71%          $14,568              1.41%           $14,666        0.29%       $11,303
12/31/91     $14,065                    2.39%          $14,916              5.47%           $15,468        0.07%       $11,311
 1/31/92     $13,579                   -1.66%          $14,668             -4.18%           $14,821        0.15%       $11,328
 2/29/92     $13,612                    0.17%          $14,693              0.60%           $14,910        0.36%       $11,368
 3/31/92     $13,513                   -1.00%          $14,546             -1.29%           $14,718        0.51%       $11,426
 4/30/92     $13,480                    0.85%          $14,670             -0.42%           $14,656        0.14%       $11,442
 5/31/92     $13,976                    2.49%          $15,035              2.91%           $15,083        0.14%       $11,458
 6/30/92     $14,216                    2.18%          $15,363              2.34%           $15,436        0.36%       $11,500
 7/31/92     $15,016                    2.86%          $15,802              4.63%           $16,150        0.21%       $11,524
 8/31/92     $15,132                    1.63%          $16,060              1.13%           $16,333        0.28%       $11,556
 9/30/92     $15,711                    2.20%          $16,413              3.10%           $16,839        0.28%       $11,588
10/31/92     $15,143                   -2.20%          $16,052             -2.91%           $16,349        0.35%       $11,629
11/30/92     $15,271                   -1.12%          $15,872             -0.09%           $16,334        0.14%       $11,645
12/31/92     $15,793                    1.86%          $16,168              3.46%           $16,899       -0.07%       $11,637
 1/31/93     $16,291                    3.06%          $16,662              3.99%           $17,574        0.49%       $11,694
 2/28/93     $17,196                    2.35%          $17,054              3.91%           $18,261        0.35%       $11,735
 3/31/93     $17,358                    0.43%          $17,127              0.28%           $18,312        0.35%       $11,776
 4/30/93     $17,346                    1.19%          $17,331              1.40%           $18,568        0.28%       $11,809
 5/31/93     $17,346                   -0.51%          $17,243             -0.55%           $18,466        0.14%       $11,826
 6/30/93     $18,520                    2.27%          $17,634              5.49%           $19,480        0.14%       $11,842
 7/31/93     $18,724                    0.08%          $17,648              0.82%           $19,640        0.00%       $11,842
 8/31/93     $19,360                    2.35%          $18,063              3.82%           $20,390        0.28%       $11,875
 9/30/93     $19,564                    0.49%          $18,151              1.19%           $20,633        0.21%       $11,900
10/31/93     $19,840                    0.05%          $18,160              0.42%           $20,719        0.41%       $11,949
11/30/93     $19,084                   -1.01%          $17,977             -3.33%           $20,029        0.07%       $11,957
12/31/93     $19,300                    0.53%          $18,072              0.88%           $20,206        0.00%       $11,957
 1/31/94     $19,864                    1.41%          $18,327              2.92%           $20,796        0.27%       $11,990
 2/28/94     $18,748                   -2.34%          $17,898             -4.77%           $19,804        0.34%       $12,030
 3/31/94     $17,728                   -2.58%          $17,436             -5.14%           $18,786        0.34%       $12,071
 4/30/94     $17,452                   -1.22%          $17,224             -1.57%           $18,491        0.14%       $12,088
 5/31/94     $17,416                    0.07%          $17,236             -0.50%           $18,398        0.07%       $12,097
 6/30/94     $17,301                   -0.21%          $17,200             -0.75%           $18,260        0.34%       $12,138
 7/31/94     $17,833                    1.84%          $17,516              2.87%           $18,784        0.27%       $12,171
 8/31/94     $17,783                    0.33%          $17,574              0.17%           $18,816        0.40%       $12,219
 9/30/94     $17,136                   -1.70%          $17,275             -3.60%           $18,139        0.27%       $12,252
10/31/94     $17,034                   -0.21%          $17,239             -0.73%           $18,007        0.07%       $12,261
11/30/94     $17,136                   -0.79%          $17,103              0.48%           $18,093        0.13%       $12,277
12/31/94     $17,453                    0.90%          $17,257              1.74%           $18,408        0.00%       $12,277
 1/31/95     $17,846                    1.93%          $17,590              2.64%           $18,894        0.40%       $12,326
 2/28/95     $18,442                    1.90%          $17,924              3.85%           $19,621        0.40%       $12,375
 3/31/95     $18,594                    0.41%          $17,997              0.69%           $19,757        0.33%       $12,416
 4/30/95     $19,013                    1.56%          $18,278              1.95%           $20,142        0.33%       $12,457
 5/31/95     $20,662                    4.76%          $19,148              8.38%           $21,830        0.20%       $12,482
 6/30/95     $20,812                    0.82%          $19,305              1.32%           $22,118        0.20%       $12,507
 7/31/95     $20,442                   -0.49%          $19,211             -1.65%           $21,753        0.00%       $12,507
 8/31/95     $20,879                    0.96%          $19,395              1.98%           $22,184        0.26%       $12,539
 9/30/95     $21,249                    0.76%          $19,542              1.65%           $22,550        0.20%       $12,565
10/31/95     $21,831                    1.57%          $19,849              2.53%           $23,120        0.33%       $12,606
11/30/95     $22,427                    1.86%          $20,218              3.06%           $23,828       -0.07%       $12,597
12/31/95     $22,996                    1.26%          $20,473              2.44%           $24,409       -0.07%       $12,588
 1/31/96     $23,075                    1.09%          $20,696              0.21%           $24,460        0.59%       $12,663
 2/29/96     $21,977                   -1.90%          $20,303             -4.75%           $23,298        0.32%       $12,703
 3/31/96     $21,633                   -1.27%          $20,045             -1.92%           $22,851        0.52%       $12,769
 4/30/96     $21,236                   -1.13%          $19,819             -2.35%           $22,314        0.39%       $12,819
 5/31/96     $20,998                   -0.49%          $19,722             -0.64%           $22,171        0.19%       $12,843
 6/30/96     $21,466                    1.47%          $20,011              2.24%           $22,668        0.06%       $12,851
 7/31/96     $21,466                    0.01%          $20,013             -0.03%           $22,661        0.19%       $12,875
 8/31/96     $21,270                   -0.26%          $19,961             -1.08%           $22,416        0.19%       $12,900
 9/30/96     $21,844                    1.85%          $20,331              2.97%           $23,082        0.32%       $12,941
10/31/96     $22,712                    2.43%          $20,825              3.95%           $23,994        0.32%       $12,983
11/30/96     $23,383                    1.88%          $21,216              3.56%           $24,848        0.19%       $13,007
12/31/96     $22,880                   -1.43%          $20,913             -2.74%           $24,167        0.00%       $13,007
 1/31/97     $22,796                    0.25%          $20,965             -0.40%           $24,071        0.32%       $13,049
 2/28/97     $22,768                   -0.06%          $20,953              0.01%           $24,073        0.31%       $13,089
 3/31/97     $22,292                   -1.28%          $20,684             -2.88%           $23,380        0.25%       $13,122
 4/30/97     $22,796                    1.53%          $21,001              2.69%           $24,009        0.12%       $13,138
 5/31/97     $23,034                    0.91%          $21,192              1.18%           $24,292       -0.06%       $13,130
 6/30/97     $23,374                    1.08%          $21,421              1.77%           $24,722        0.12%       $13,146
 7/31/97     $24,480                    3.07%          $22,078              5.68%           $26,126        0.12%       $13,161
 8/31/97     $23,927                   -1.23%          $21,807             -2.96%           $25,353        0.19%       $13,186
 9/30/97     $24,480                    1.52%          $22,138              2.89%           $26,085        0.25%       $13,219
10/31/97     $25,093                    1.76%          $22,528              3.12%           $26,899        0.25%       $13,253
11/30/97     $25,123                    0.00%          $22,528              0.51%           $27,037       -0.06%       $13,245
12/31/97     $25,482                    1.17%          $22,792              1.95%           $27,564       -0.12%       $13,229
 1/31/98     $26,035                    1.83%          $23,209              2.07%           $28,134        0.19%       $13,254
 2/28/98     $25,885                   -0.42%          $23,111             -0.59%           $27,968        0.19%       $13,279
 3/31/98     $25,915                    0.17%          $23,150              0.06%           $27,985        0.19%       $13,304
 4/30/98     $26,005                    0.43%          $23,250              0.35%           $28,083        0.18%       $13,328
 5/31/98     $26,408                    0.82%          $23,441              1.59%           $28,530        0.18%       $13,352
 6/30/98     $26,719                    0.83%          $23,635              1.82%           $29,049        0.12%       $13,368
 7/31/98     $26,719                    0.23%          $23,690              0.11%           $29,081        0.12%       $13,384
 8/31/98     $27,672                    3.23%          $24,455              5.03%           $30,544        0.12%       $13,400
 9/30/98     $28,852                    3.43%          $25,294              5.44%           $32,205        0.12%       $13,416
10/31/98     $28,707                   -0.16%          $25,253             -1.81%           $31,622        0.24%       $13,449
11/30/98     $28,497                   -0.73%          $25,069              0.36%           $31,736        0.00%       $13,449
12/31/98     $28,674     0.62%          0.53%          $25,202              0.34%           $31,844       -0.06%       $13,440

THE GRAPH SHOWS THE MERRILL LYNCH ZERO COUPON 20- AND 10-YEAR BOND TOTAL RETURN INDICES, REFLECTING THE PORTFOLIO'S CHANGING COMPOSITION AS IT MOVES TOWARD ITS 2010 TARGET DATE.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (75)
This chart shows the top 10 holidays based on the percentage of total net assets on 12/31/98 for the Money Market Fund.

Average Annual Total Return
----------------------------------------------
1-Year                                 +14.45%

5-Year                                 +10.54%

Since Inception (3/14/89)              +12.61%

GRAPHIC MATERIAL (74)

This graph compares the performance of the Zero Coupon 2010 Fund as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 10-Year Bond Total Return Index, the Consumer Price Index, and the Merrill Lynch Zero Coupon 20-Year Bond Total Return Index from
3/14/89 - 12/31/98.

The graph shows the Merrill Lynch Zero Coupon 20- and 10-Year Bod Total Return Indices, reflecting the portfolio's changing composition as it moves toward its 2010 target date.

     Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valumark Funds. If they had been included, performance would have been lower. see the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Zero Coupon 2010 Fund
$10,000 Investment (3/14/89 - 12/31/98)

                                                       Merrill Lynch Zero                 Merrill Lynch Zero      Consumer
                  Zero Coupon                          Coupon 10-Year Bond                Coupon 20-Year Bond     Price
                  2010 Fund                            Total Return Index                 Total Return Index      Index
       3/14/89    $10,000                      $10,000                      $10,000                              $10,000
       3/31/89    $10,000            0.64%     $10,064       1.09%          $10,109               0.32%          $10,032
       4/30/89    $10,000            2.74%     $10,339       3.81%          $10,494               0.65%          $10,097
       5/31/89    $10,000            4.09%     $10,762       6.90%          $11,219               0.57%          $10,155
       6/30/89    $11,290            5.97%     $11,405      10.43%          $12,389               0.24%          $10,179
       7/31/89    $11,250            2.71%     $11,714       0.57%          $12,460               0.24%          $10,203
       8/31/89    $10,790           -3.02%     $11,360      -4.96%          $11,842               0.16%          $10,220
       9/30/89    $10,860            0.42%     $11,408       0.88%          $11,947               0.32%          $10,252
      10/31/89    $11,630            4.09%     $11,874       6.69%          $12,747               0.48%          $10,302
      11/30/89    $11,720            0.83%     $11,973       1.78%          $12,974               0.24%          $10,326
      12/31/89    $11,610           -0.01%     $11,972      -0.52%          $12,907               0.16%          $10,343
       1/31/90    $10,580           -4.06%     $11,486      -7.52%          $11,936               1.03%          $10,449
       2/28/90    $10,530           -0.22%     $11,460      -2.23%          $11,669               0.47%          $10,498
       3/31/90    $10,400           -0.08%     $11,451      -0.95%          $11,559               0.55%          $10,556
       4/30/90    $9,652            -2.80%     $11,131      -5.95%          $10,871               0.16%          $10,573
       5/31/90    $10,617            4.78%     $11,663       9.78%          $11,934               0.23%          $10,597
       6/30/90    $11,064            2.37%     $11,939       4.13%          $12,427               0.54%          $10,655
       7/31/90    $11,136            1.09%     $12,069      -0.41%          $12,376               0.38%          $10,695
       8/31/90    $9,912            -4.73%     $11,498     -11.02%          $11,012               0.92%          $10,794
       9/30/90    $10,150            1.14%     $11,629       2.08%          $11,241               0.84%          $10,884
      10/31/90    $10,358            3.23%     $12,005       2.90%          $11,567               0.60%          $10,950
      11/30/90    $11,271            4.35%     $12,527       9.01%          $12,609               0.22%          $10,974
      12/31/90    $11,676            2.25%     $12,809       2.64%          $12,941               0.00%          $10,974
       1/31/91    $11,853            1.01%     $12,938       2.05%          $13,206               0.60%          $11,039
       2/28/91    $11,811            0.13%     $12,955      -0.90%          $13,087               0.15%          $11,056
       3/31/91    $11,666            0.71%     $13,047       0.73%          $13,183               0.15%          $11,073
       4/30/91    $11,946            1.63%     $13,260       1.81%          $13,421               0.15%          $11,089
       5/31/91    $11,686           -0.12%     $13,244      -1.15%          $13,267               0.30%          $11,122
       6/30/91    $11,412           -0.70%     $13,151      -2.01%          $13,000               0.29%          $11,155
       7/31/91    $11,619            1.76%     $13,383       2.09%          $13,273               0.15%          $11,171
       8/31/91    $12,362            3.97%     $13,914       5.90%          $14,056               0.29%          $11,204
       9/30/91    $13,061            3.44%     $14,393       5.16%          $14,782               0.44%          $11,253
      10/31/91    $12,864            0.48%     $14,462      -1.57%          $14,550               0.15%          $11,270
      11/30/91    $12,744            1.41%     $14,666       0.83%          $14,671               0.29%          $11,303
      12/31/91    $13,749            5.47%     $15,468       8.08%          $15,856               0.07%          $11,311
       1/31/92    $13,246           -4.18%     $14,821      -4.35%          $15,166               0.15%          $11,328
       2/29/92    $13,290            0.60%     $14,910       0.45%          $15,233               0.36%          $11,368
       3/31/92    $13,235           -1.29%     $14,718      -1.62%          $14,987               0.51%          $11,426
       4/30/92    $13,050           -0.42%     $14,656      -1.81%          $14,716               0.14%          $11,442
       5/31/92    $13,759            2.91%     $15,083       4.23%          $15,338               0.14%          $11,458
       6/30/92    $13,776            2.34%     $15,436       0.28%          $15,382               0.36%          $11,500
       7/31/92    $14,598            4.63%     $16,150       6.73%          $16,416               0.21%          $11,524
       8/31/92    $14,679            1.13%     $16,333      -0.33%          $16,361               0.28%          $11,556
       9/30/92    $14,923            3.10%     $16,839       0.84%          $16,498               0.28%          $11,588
      10/31/92    $14,378           -2.91%     $16,349      -2.08%          $16,154               0.35%          $11,629
      11/30/92    $14,772           -0.09%     $16,334       2.34%          $16,532               0.14%          $11,645
      12/31/92    $15,467            3.46%     $16,899       4.24%          $17,233              -0.07%          $11,637
       1/31/93    $15,792            3.99%     $17,574       3.29%          $17,800               0.49%          $11,694
       2/28/93    $16,707            3.91%     $18,261       6.15%          $18,895               0.35%          $11,735
       3/31/93    $17,054            0.28%     $18,312      -0.70%          $18,762               0.35%          $11,776
       4/30/93    $16,881            1.40%     $18,568       1.23%          $18,993               0.28%          $11,809
       5/31/93    $16,985           -0.55%     $18,466       0.97%          $19,178               0.14%          $11,826
       6/30/93    $18,058            5.49%     $19,480       7.84%          $20,681               0.14%          $11,842
       7/31/93    $18,664            0.82%     $19,640       4.37%          $21,585               0.00%          $11,842
       8/31/93    $19,617            3.82%     $20,390       6.44%          $22,976               0.28%          $11,875
       9/30/93    $19,778            1.19%     $20,633      -0.32%          $22,903               0.21%          $11,900
      10/31/93    $20,162            0.42%     $20,719       1.83%          $23,322               0.41%          $11,949
      11/30/93    $19,332           -3.33%     $20,029      -4.02%          $22,384               0.07%          $11,957
      12/31/93    $19,407            0.88%     $20,206      -0.35%          $22,305               0.00%          $11,957
       1/31/94    $20,186            2.92%     $20,796       4.00%          $23,197               0.27%          $11,990
       2/28/94    $18,788           -4.77%     $19,804      -6.86%          $21,605               0.34%          $12,030
       3/31/94    $17,662           -5.14%     $18,786      -6.29%          $20,246               0.34%          $12,071
       4/30/94    $17,365           -1.57%     $18,491      -2.58%          $19,723               0.14%          $12,088
       5/31/94    $17,092           -0.50%     $18,398      -3.06%          $19,119               0.07%          $12,097
       6/30/94    $16,872           -0.75%     $18,260      -1.59%          $18,816               0.34%          $12,138
       7/31/94    $17,747            2.87%     $18,784       6.34%          $20,008               0.27%          $12,171
       8/31/94    $17,389            0.17%     $18,816      -3.03%          $19,402               0.40%          $12,219
       9/30/94    $16,580           -3.60%     $18,139      -5.62%          $18,312               0.27%          $12,252
      10/31/94    $16,467           -0.73%     $18,007      -0.58%          $18,206               0.07%          $12,261
      11/30/94    $16,759            0.48%     $18,093       2.44%          $18,650               0.13%          $12,277
      12/31/94    $17,277            1.74%     $18,408       3.71%          $19,342               0.00%          $12,277
       1/31/95    $17,728            2.64%     $18,894       3.85%          $20,088               0.40%          $12,326
       2/28/95    $18,259            3.85%     $19,621       3.14%          $20,719               0.40%          $12,375
       3/31/95    $18,445            0.69%     $19,757       1.24%          $20,975               0.33%          $12,416
       4/30/95    $18,949            1.95%     $20,142       2.21%          $21,440               0.33%          $12,457
       5/31/95    $21,297            8.38%     $21,830      14.50%          $24,549               0.20%          $12,482
       6/30/95    $21,402            1.32%     $22,118       1.35%          $24,881               0.20%          $12,507
       7/31/95    $20,841           -1.65%     $21,753      -2.82%          $24,178               0.00%          $12,507
       8/31/95    $21,456            1.98%     $22,184       3.95%          $25,134               0.26%          $12,539
       9/30/95    $21,976            1.65%     $22,550       2.90%          $25,862               0.20%          $12,565
      10/31/95    $23,002            2.53%     $23,120       5.56%          $27,300               0.33%          $12,606
      11/30/95    $23,781            3.06%     $23,828       3.76%          $28,326              -0.07%          $12,597
      12/31/95    $24,670            2.44%     $24,409       4.64%          $29,640              -0.07%          $12,588
       1/31/96    $24,615            0.21%     $24,460      -0.96%          $29,355               0.59%          $12,663
       2/29/96    $22,728           -4.75%     $23,298      -9.22%          $26,648               0.32%          $12,703
       3/31/96    $22,181           -1.92%     $22,851      -3.82%          $25,631               0.52%          $12,769
       4/30/96    $21,593           -2.35%     $22,314      -3.62%          $24,702               0.39%          $12,819
       5/31/96    $21,388           -0.64%     $22,171       0.01%          $24,706               0.19%          $12,843
       6/30/96    $22,047            2.24%     $22,668       3.48%          $25,565               0.06%          $12,851
       7/31/96    $22,003           -0.03%     $22,661      -0.26%          $25,499               0.19%          $12,875
       8/31/96    $21,516           -1.08%     $22,416      -3.31%          $24,655               0.19%          $12,900
       9/30/96    $22,386            2.97%     $23,082       4.98%          $25,884               0.32%          $12,941
      10/31/96    $23,639            3.95%     $23,994       6.58%          $27,586               0.32%          $12,983
      11/30/96    $24,729            3.56%     $24,848       6.20%          $29,297               0.19%          $13,007
      12/31/96    $24,007           -2.74%     $24,167      -4.62%          $27,942               0.00%          $13,007
       1/31/97    $23,653           -0.40%     $24,071      -1.81%          $27,435               0.32%          $13,049
       2/28/97    $23,609            0.01%     $24,073      -0.26%          $27,364               0.31%          $13,089
       3/31/97    $22,902           -2.88%     $23,380      -4.70%          $26,077               0.25%          $13,122
       4/30/97    $23,639            2.69%     $24,009       4.08%          $27,140               0.12%          $13,138
       5/31/97    $23,933            1.18%     $24,292       1.29%          $27,491              -0.06%          $13,130
       6/30/97    $24,453            1.77%     $24,722       3.29%          $28,395               0.12%          $13,146
       7/31/97    $26,337            5.68%     $26,126      11.42%          $31,638               0.12%          $13,161
       8/31/97    $25,254           -2.96%     $25,353      -5.72%          $29,827               0.19%          $13,186
       9/30/97    $26,180            2.89%     $26,085       5.17%          $31,370               0.25%          $13,219
      10/31/97    $27,200            3.12%     $26,899       5.98%          $33,245               0.25%          $13,253
      11/30/97    $27,420            0.51%     $27,037       2.82%          $34,182              -0.06%          $13,245
      12/31/97    $27,985            1.95%     $27,564       2.73%          $35,114              -0.12%          $13,229
       1/31/98    $28,675            2.07%     $28,134       2.28%          $35,913               0.19%          $13,254
       2/28/98    $28,409           -0.59%     $27,968      -1.51%          $35,372               0.19%          $13,279
       3/31/98    $28,424            0.06%     $27,985       0.50%          $35,549               0.19%          $13,304
       4/30/98    $28,487            0.35%     $28,083      -0.02%          $35,543               0.18%          $13,328
       5/31/98    $29,162            1.59%     $28,530       3.22%          $36,688               0.18%          $13,352
       6/30/98    $29,859            1.82%     $29,049       4.29%          $38,263               0.12%          $13,368
       7/31/98    $29,708            0.11%     $29,081      -1.47%          $37,699               0.12%          $13,384
       8/31/98    $31,187            5.03%     $30,544       6.69%          $40,221               0.12%          $13,400
       9/30/98    $32,768            5.44%     $32,205       3.02%          $41,435               0.12%          $13,416
      10/31/98    $31,944           -1.81%     $31,622      -4.13%          $39,722               0.24%          $13,449
      11/30/98    $32,062            0.36%     $31,736       3.84%          $41,249               0.00%          $13,449
      12/31/98    $32,028            0.34%     $31,844      -1.27%          $40,724              -0.06%          $13,440

Total Return       220.28%                     218.44%                      307.24%                               34.40%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
MONEY MARKET FUND

The domestic economy continued to grow at a healthy pace during the period under review. Higher income levels coupled with a robust real estate market and increasing stock prices helped fuel the consumer sector, which was the primary driver of domestic growth. Consumption also appeared to buoy the labor market, with the unemployment rate reaching 4.5% for 1998, the lowest in 28 years. The overall economy, as measured by U.S. Gross Domestic Product, grew 3.9% in 1998, while many fourth quarter projections remain above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.(1)

Meanwhile, exports were hit hard by the emerging markets crisis that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. As a result, gains in the consumer sector stood in stark contrast to declines in the manufacturing and export sectors. Increased competition from low-cost imports exacerbated rising domestic wage costs and a weakening U.S. export sector.

The extent of problems in emerging economies apparently took the financial community by surprise. Many institutional investors became averse to virtually any security with credit risk, which paralyzed the credit markets. An ensuing "flight to quality" fueled tremendous demand for U.S. Treasuries, a traditional safe haven in times of market and political turmoil. The yield on three-month Treasury bills, usually a reasonable proxy for the fund, declined from 5.35% on January 2, 1998, to 4.48% on December 31, 1998, falling as low as 3.65% on October 16, 1998, before rebounding.(2) Put into a historical context, three-month Treasury yields have averaged 4.91% over the past five years, fluctuating from as low as 2.92% on January 26, 1994, to as high as 5.88% on February 1, 1995. The "credit crunch" prompted the Fed to cut the federal funds target rate three times over seven weeks, for a total of 75 basis points (0.75%), bringing it to 4.75% on November 17, 1998. This revitalized the credit markets and spurred equity prices in the process. Reflecting lower short-term interest rates, the fund's seven-day yield during the reporting period declined from 5.28% on January 2, 1998, to 3.38% on December 31, 1998.

TOP 10 HOLDINGS
Money Market Fund
12/31/98

GRAPHIC MATERIAL (76)
This chart shows the average annual total return for the Zero Coupon 2010 Fund as of 12/31/98.

                                             % OF TOTAL
SECURITY NAME                                NET ASSETS
-------------------------------------------------------
U.S. Treasury Repo                                4.81%

General Electric Capital Corp.                    4.81%

National Rural Utilities
Coop. Finance Corp.                               4.21%

Campbell Soup Co.                                 4.05%

Province of British Columbia                      4.04%

American Express
Credit Corp.                                      3.61%

Walt Disney Co.                                   3.61%

Associates Corp. of
North America                                     3.60%

Coca Cola Co.                                     3.60%

Dupont De Nemours Co.                             3.60%

1. Source: Bureau of Labor Statistics.
2. Bond prices are inversely related to their yields. An increase in price leads to a corresponding decrease in yield.

We continue to invest the fund's assets in only high quality money market securities. For example, over 75% of the paper purchased by the fund carries long-term credit ratings of "AA" or higher by Standard & Poor's and Moody's, two national credit rating agencies.(3) Consistent with the fund's goal of providing shareholders with a higher-quality and conservative investment vehicle, we do not invest the fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

Going forward, underlying concerns linger regarding the economy's strength. Balanced against these concerns, however, remains a profound environment of low inflation and interest rates that have so far helped propel consumer spending. Additionally, should economic growth slow, the Fed may make further changes to the federal funds target rate.



3. This does not indicate Standard & Poor's and Moody's ratings of the fund.

IMPORTANT ENDNOTES TO
PERFORMANCE INFORMATION

Total return of the portfolio is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the portfolios may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indices have a number of inherent performance differentials over the Valuemark portfolios. First, unlike the Valuemark portfolios, which must hold a minimum amount of cash to maintain liquidity, indices do not have a cash component. Second, the Valuemark portfolios are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indices are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indices often contain a different mix of securities than the portfolio to which they are compared. Additionally, please remember that indices are simply a measure of performance and cannot be invested in directly.

INDEX DEFINITIONS

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

CONSUMER PRICE INDEX                        Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States, published by the
                                            Bureau of Labor Statistics.
---------------------------------------------------------------------------------------------------------------------------

CREDIT SUISSE FIRST BOSTON                  The index is an unmanaged, trader-priced portfolio constructed to mirror the
HIGH YIELD (CSFB HY) INDEX                  high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY
                                            Index follows a total of 250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL TIMES/                            Franklin Templeton customizes this index using 50% of the Financial
S&P ACTUARIES WORLD                         Times/S&P Actuaries World Energy Index and 50% of the Financial Times/S&P
(ENERGY 50%/                                Actuaries World Basic Industries Index. Both indices are compiled by the
BASIC INDUSTRIES 50%)                       Financial Times, Goldman Sachs & Co. and Wood Mackenzie & Co., Ltd. in
COMPOSITE INDEX                             conjunction with the Institute of Actuaries and the Faculty of
Franklin Templeton                          Actuaries. The index includes electric utilities, waterworks supply and
customizes this Index                       telephone utilities. The indices are weighted arithmetic averages of the market prices of the elements that make them up. They also adjust for the intervening price changes of these elements.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL TIMES/                            This index is compiled by the Financial Times, Goldman Sachs & Co. and Wood
S&P ACTUARIES WORLD                         Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and
UTILITIES INDEX                             the Faculty of Actuaries. The utilities sector includes electric utilities, waterworks supply, natural gas utilities and telephone companies. The indices are weighted arithmetic averages of the market prices of the elements that make them up. They also adjust for the intervening price changes of these elements. This is a total return index in $U.S.
---------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL FINANCE                       The index tracks the emerging stock markets of three world regions based on
CORPORATION'S (IFC)                         market capitalization weighting. Those regions are Latin America, Asia and
INVESTABLE COMPOSITE INDEX                  Europe/Mideast/Africa. As of the end of May 1997, the regional weights of the IFC Composite Index were distributed accordingly: Asia, 40%; Latin
                                            America, 38%; and Europe/Mideast/Africa, 22%.
---------------------------------------------------------------------------------------------------------------------------

JP MORGAN GLOBAL GOVERNMENT                 The index comprises 13 markets, including Australia, Belgium, Canada, Denmark,
BOND INDEX (UNHEDGED)                       France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S.
                                            Each country's weight is determined by the total market capitalization in $U.S.
                                            of all the bonds in that country's traded index. The J.P. Morgan Global
                                            Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $U.S.
---------------------------------------------------------------------------------------------------------------------------

LEHMAN BROTHERS                             The index includes securities in the Lehman Brothers Government and Corporate
GOVERNMENT/CORPORATE                        indices. These securities must have at least $100 million par amount
BOND INDEX                                  outstanding and must be rated investment grade (Baa3 or better) by Moody's
                                            Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

LEHMAN BROTHERS                             This index includes securities issued by the U.S. government or its agencies
INTERMEDIATE GOVERNMENT                     with maturities from one up to, but not including 10 years. These securities
BOND INDEX                                  must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
---------------------------------------------------------------------------------------------------------------------------
LIPPER GROWTH & INCOME                      This is an equally weighted average calculation of perform-
FUNDS OBJECTIVE AVERAGE                     ance figures for all funds within the Lipper Growth and Income Funds
                                            Objective Category, which is defined as all mutual funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. As of 9/23/98, there were 30 funds in this category.
---------------------------------------------------------------------------------------------------------------------------
LIPPER INCOME FUNDS                         This is an equally weighted average calculation of perform-
OBJECTIVE AVERAGE                           ance figures for all funds within the Lipper Income Funds Objective
                                            Category, which is defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 9/23/98, there were 10 funds in this category.
---------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY                      The indices include zero coupon bonds that pay no interest and are issued at a
ZERO COUPON 1-, 5-, 10-                     discount from redemption price.
20 YEAR BOND
TOTAL RETURN INDICES
---------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL                      The index represents both developed and emerging markets around the world.
INTERNATIONAL (MSCI)                        "Free" in the title reflects the actual buying opportunities for global
ALL COUNTRIES -                             investors by taking into account local market restrictions on share
WORLD FREE INDEX                            ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry.
                                            The index applies full market capitalization weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      The index comprises 48 countries around the world, both
INTERNATIONAL (MSCI)                        developed and emerging markets, except the U.S. "Free" in
ALL COUNTRIES - WORLD                       the title reflects the actual buying opportunities for global
EX-U.S. FREE INDEX                          investors by taking into account local market restrictions on share ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      This is a market capitalization-weighted equity index com-
INTERNATIONAL (MSCI)                        prising 26 of the 48 countries in the MSCI universe. "Free"
EMERGING MARKETS FREE INDEX                 denotes investment opportunities in the developing world available to foreign investors. EMF performance data is calculated in $US and local currency. The
                                            MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      The index comprises five developed market countries or
INTERNATIONAL (MSCI)                        regions in the Pacific: Australia, Hong Kong, Japan, New
PACIFIC INDEX                               Zealand and Singapore. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry.
                                            The index applies full market capitalization weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      The index comprises the developed markets of 22 countries
INTERNATIONAL (MSCI)                        around the world. The MSCI indices define the local market
WORLD INDEX                                 for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

RUSSELL 1000 INDEX                          Published by Frank Russell Company, the index measures the performance of the
                                            1,000 largest companies in the Russell 3000 Index, representing 89% of the market capitalization of the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.

---------------------------------------------------------------------------------------------------------------------------

RUSSELL 2500 INDEX                          Published by Frank Russell Company, the index measures the performance of the
                                            2,500 smallest companies in the Russell 3000 Index, representing approximately
                                            22% of the total market capitalization of the companies in the Russell 3000.
                                            The Russell 3000 contains the 3,000 largest companies incorporated in the U.S.
                                            and its territories. As of the latest reconstitution, the average market capitalization of the Russell 2500 was approximately $931 million; the median market capitalization was approximately $630 million. The largest company in the index had an approximate market capitalization of $3.7 billion.
---------------------------------------------------------------------------------------------------------------------------

SALOMON GLOBAL EX-U.S.                      This is a total-capitalization weighted index that includes
LESS THAN $1 BILLION INDEX                  all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S. $1 billion.
---------------------------------------------------------------------------------------------------------------------------

SALOMON WORLD EX-U.S.                       This is a comprehensive float-weighted equity index consisting of every
EXTENDED MARKET INDEX (EMI)                 company with an investable market capitalization of over $100 million in
                                            22 countries, except the U.S. The broad market index (BMI) is segregated into the primary market index (PMI) and extended market index (EMI), consisting of large and small capitalization issues, respectively.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S 500                       The S&P 500 consists of 500 widely held domestic common stocks, consisting of
(S&P 500)                                   four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
---------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S                           This is a capitalization-weighted index of all of the stocks in
HEALTH CARE COMPOSITE INDEX                 the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was with a base level of 100 as of
                                            January 14, 1987.
---------------------------------------------------------------------------------------------------------------------------
WILSHIRE MID CAP COMPANY                    This index overlaps the top 750 and the next 1,750 of
GROWTH INDEX                                Wilshire Asset Management's Wilshire 2500 universe (the top 2,500 companies and 99% of the market capitalization of the Wilshire 5000). Wilshire includes companies that have market capitalizations ranging from $300 million to $1.3 billion. The portfolio contains from 125-500 securities.
---------------------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE                        This is a market capitalization-weighted index of publicly
SECURITIES INDEX                            traded real estate securities, such as real estate investment trusts
                                            (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
---------------------------------------------------------------------------------------------------------------------------
WILSHIRE SMALL COMPANY                      The index is created by screening the bottom 1,750 large
VALUE INDEX                                 companies of Wilshire Asset Management's Wilshire 2500 universe (the top companies and 99% of the market capitalization of the Wilshire 5000). These companies have market capitalizations of at least $70 million. Wilshire excludes companies with high price/earnings ratios, low yields, or high price/book ratios. The portfolio contains from 125-500 securities.
---------------------------------------------------------------------------------------------------------------------------

FRANKLIN VALUEMARK FUNDS
Financial Highlights


                               PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                                    DISTRI-
             NET ASSET         NET          NET                    DISTRIBUTIONS    BUTIONS
               VALUE,        INVEST-    REALIZED &    TOTAL FROM      FROM NET     FROM NET      TOTAL     NET ASSET
PERIOD       BEGINNING        MENT      UNREALIZED    INVESTMENT    INVESTMENT     REALIZED     DISTRI-   VALUE, END      TOTAL
ENDED        OF PERIOD       INCOME   GAINS (LOSSES)  OPERATIONS      INCOME        GAINS       BUTIONS    OF PERIOD     RETURN+
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
 1996(4)       $10.00       $  .03      $ 1.33         $ 1.36       $   --         $   --       $   --       $11.36        13.60%
 1997           11.36          .06        2.02           2.08         (.02)            --         (.02)       13.42        18.31
 1998           13.42          .10        2.62           2.72         (.06)            --         (.06)       16.08        20.29

GLOBAL HEALTH CARE SECURITIES FUND
19986           10.00          .03         .68            .71           --             --           --        10.71         7.10

GLOBAL UTILITIES SECURITIES FUND
 1994           17.14          .95       (2.94)         (1.99)        (.62)          (.11)        (.73)       14.42       (11.56)
 1995           14.42          .84        3.54           4.38         (.90)            --         (.90)       17.90        31.35
 1996           17.90          .91         .29           1.20         (.92)            --         (.92)       18.18         7.07
 1997           18.18          .90        3.54           4.44         (.96)         (1.33)       (2.29)       20.33        26.76
 1998           20.33          .76        1.41           2.17         (.83)         (1.22)       (2.05)       20.45        11.19

GROWTH AND INCOME FUND
 1994           13.99          .19        (.47)          (.28)        (.09)          (.20)        (.29)       13.42        (3.41)
 1995           13.42          .41        3.92           4.33         (.20)          (.41)        (.61)       17.14        32.83
 1996           17.14          .62        1.64           2.26         (.41)         (1.44)       (1.85)       17.55        14.19
 1997           17.55          .67        4.05           4.72         (.64)          (.62)       (1.26)       21.01        27.74
 1998           21.01          .69         .99           1.68         (.69)         (1.64)       (2.33)       20.36         8.33

HIGH INCOME FUND
 1994           13.13          .88       (1.18)          (.30)        (.55)          (.07)        (.62)       12.21        (2.26)
 1995           12.21         1.06        1.30           2.36         (.91)            --         (.91)       13.66        19.76
 1996           13.66         1.20         .56           1.76        (1.20)          (.06)       (1.26)       14.16        13.90
 1997           14.16         1.33         .22           1.55        (1.22)          (.04)       (1.26)       14.45        11.47
 1998           14.45         1.43       (1.25)           .18        (1.27)          (.08)       (1.35)       13.28          .99

INCOME SECURITIES FUND
 1994           15.80          .82       (1.80)          (.98)        (.44)          (.07)        (.51)       14.31        (6.27)
 1995           14.31         1.16        1.96           3.12         (.89)          (.07)        (.96)       16.47        22.40
 1996           16.47         1.32         .44           1.76         (.87)          (.15)       (1.02)       17.21        11.28
 1997           17.21         1.40        1.38           2.78        (1.33)          (.29)       (1.62)       18.37        17.09
 1998           18.37         1.37       (1.07)           .30        (1.42)          (.33)       (1.75)       16.92         1.64

MONEY MARKET FUND
 1994            1.00          .04          --            .04         (.04)            --         (.04)        1.00         3.82
 1995            1.00          .06          --            .06         (.06)            --         (.06)        1.00         5.74
 1996            1.00          .05          --            .05         (.05)            --         (.05)        1.00         5.16
 1997            1.00          .05          --            .05         (.05)            --         (.05)        1.00         5.24
 1998            1.00          .05          --            .05         (.05)            --         (.05)        1.00         5.22

MUTUAL DISCOVERY SECURITIES FUND
1996(5)         10.00          .02         .19            .21           --             --           --        10.21         2.10
 1997           10.21          .13        1.84           1.97         (.01)            --         (.01)       12.17        19.25
 1998           12.17          .20        (.76)          (.56)        (.17)          (.15)        (.32)       11.29        (5.00)

MUTUAL SHARES SECURITIES FUND
1996(5)         10.00          .02         .33            .35           --             --           --        10.35         3.50
 1997           10.35          .13        1.71           1.84         (.01)            --         (.01)       12.18        17.73
 1998           12.18          .28        (.25)           .03         (.13)          (.12)        (.25)       11.96          .09


                       RATIOS/SUPPLEMENTAL DATA
  --------------------------------------------------------------
                    RATIO OF NET
       NET            RATIO OF           INVESTMENT
   ASSETS, END        EXPENSES             INCOME      PORTFOLIO
    OF PERIOD       TO AVERAGE           TO AVERAGE    TURNOVER
      (000'S)        NET ASSETS          NET ASSETS      RATE
----------------------------------------------------------------

    $   44,667           .77%*              .96%*         3.91%
       109,355           .77                .72          19.90
       220,952           .77               1.00          12.17


         8,990           .84*               .84*         40.80


     1,155,110           .52               5.58          11.74
     1,423,446           .50               5.14          13.27
     1,202,290           .50               4.20          29.69
     1,129,904           .50               3.91          17.00
       986,755           .50               3.15          33.85


       517,877           .54               1.81          99.21
       889,487           .52               3.30         116.54
     1,077,989           .50               4.06          23.01
     1,338,476           .49               3.53          36.71
     1,318,743           .49               3.27          27.32


       255,036           .60               9.45          22.94
       360,904           .56               9.63          20.65
       446,096           .54               9.63          27.16
       496,036           .53               9.64          36.38
       446,609           .53               9.96          41.71


     1,000,002           .54               7.27          13.33
     1,266,538           .51               8.05          33.14
     1,350,659           .50               7.96          15.28
     1,406,787           .50               7.53          14.68
     1,185,840           .49               6.94          12.22


       518,618           .46(7)            4.05             --
       429,547           .40(7)            5.58             --
       408,930           .43(7)            5.04             --
       367,449           .45(7)            5.11             --
       414,341           .45(7)            5.08             --


        15,418          1.37*              2.11*           .14
       198,653          1.06               1.19          55.93
       224,656          1.00               1.94          93.99


        27,677          1.00*              2.56*          1.31
       387,787           .80               2.10          49.01
       482,444           .77               2.60          70.19

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)


                             PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                                                                DISTRI-
             NET ASSET       NET        NET                     DISTRIBUTIONS   BUTIONS
               VALUE,      INVEST-   REALIZED &    TOTAL FROM      FROM NET     FROM NET   TOTAL      NET ASSET
PERIOD       BEGINNING      MENT     UNREALIZED    INVESTMENT    INVESTMENT     REALIZED  DISTRI-    VALUE, END      TOTAL
ENDED        OF PERIOD     INCOME  GAINS (LOSSES)  OPERATIONS      INCOME        GAINS    BUTIONS    OF PERIOD       RETURN+
-------------------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES SECURITIES FUND
1994          $14.46        .16      $ (.45)        $ (.29)      $ (.08)         $--      $ (.08)      $14.09        (2.01)%
1995           14.09        .22         .12            .34         (.20)        (.15)       (.35)       14.08         2.35
1996           14.08        .15         .44            .59         (.20)        (.18)       (.38)       14.29         4.00
1997           14.29        .15       (2.83)         (2.68)        (.20)          --        (.20)       11.41       (18.98)
1998           11.41        .15       (3.02)         (2.87)        (.15)          --        (.15)        8.39       (25.38)

REAL ESTATE SECURITIES FUND
1994           15.04        .38         .06            .44         (.17)          --        (.17)       15.31         2.89
1995           15.31        .78        1.83           2.61         (.52)          --        (.52)       17.40        17.53
1996           17.40        .79        4.74           5.53         (.78)          --        (.78)       22.15        32.82
1997           22.15        .72        3.72           4.44         (.67)        (.32)       (.99)       25.60        20.70
1998           25.60       1.45       (5.60)         (4.15)        (.94)        (.58)      (1.52)       19.93       (16.82)

RISING DIVIDENDS FUND
1994           10.57        .26        (.69)          (.43)        (.17)          --        (.17)        9.97        (4.08)
1995            9.97        .27        2.66           2.93         (.24)          --        (.24)       12.66        29.74
1996           12.66        .25        2.77           3.02         (.28)          --        (.28)       15.40        24.18
1997           15.40        .22        4.77           4.99         (.26)        (.45)       (.71)       19.68        33.03
1998           19.68        .23        1.07           1.30         (.22)       (2.65)      (2.87)       18.11         6.92

SMALL CAP FUND
1995(3)        10.00        .03         .21            .24           --           --          --        10.24         2.30
1996           10.24        .02        2.95           2.97         (.01)          --        (.01)       13.20        28.95
1997           13.20        .01        2.24           2.25         (.03)        (.37)       (.40)       15.05        17.42
1998           15.05        .07        (.20)          (.13)        (.01)       (1.19)      (1.20)       13.72         (.98)

TEMPLETON DEVELOPING MARKETS EQUITY FUND
1994(1)        10.00        .07        (.51)          (.44)          --           --          --         9.56        (4.40)
1995            9.56        .09         .18            .27         (.04)        (.01)       (.05)        9.78         2.77
1996            9.78        .12        1.97           2.09         (.10)        (.18)       (.28)       11.59        21.59
1997           11.59        .18       (1.10)          (.92)        (.15)        (.23)       (.38)       10.29        (8.72)
1998           10.29        .20       (2.35)         (2.15)        (.29)        (.94)      (1.23)        6.91       (21.61)

TEMPLETON GLOBAL ASSET ALLOCATION FUND
1995(2)        10.00        .18         .52            .70         (.18)          --        (.18)       10.52         7.01
1996           10.52        .34        1.75           2.09         (.01)        (.01)       (.02)       12.59        19.84
1997           12.59        .42        1.04           1.46         (.26)        (.07)       (.33)       13.72        11.71
1998           13.72        .61        (.59)           .02         (.49)        (.58)      (1.07)       12.67         (.04)

TEMPLETON GLOBAL GROWTH FUND
1994(1)        10.15        .07         .26            .33           --           --          --        10.48         3.25
1995           10.48        .16        1.17           1.33         (.06)          --        (.06)       11.75        12.72
1996           11.75        .25        2.22           2.47         (.21)        (.21)       (.42)       13.80        21.28
1997           13.80        .33        1.53           1.86         (.24)        (.08)       (.32)       15.34        13.50
1998           15.34        .35         .98           1.33         (.41)       (1.49)      (1.90)       14.77         8.98

TEMPLETON GLOBAL INCOME SECURITIES FUND
1994           13.31        .86       (1.52)          (.66)        (.33)        (.13)       (.46)       12.19        (4.99)
1995           12.19        .29        1.47           1.76         (.49)          --        (.49)       13.46        14.68
1996           13.46       1.02         .17           1.19        (1.04)          --       (1.04)       13.61         9.56
1997           13.61       1.05        (.73)           .32         (.96)          --        (.96)       12.97         2.55
1998           12.97       1.07        (.19)           .88         (.98)          --        (.98)       12.87         7.08




               RATIOS/SUPPLEMENTAL DATA
    ----------------------------------------------
                           RATIO OF NET
    NET         RATIO OF   INVESTMENT
 ASSETS, END     EXPENSES    INCOME       PORTFOLIO
 OF PERIOD     O AVERAGE   TO AVERAGE    TURNOVER
   (000'S)     NET ASSETS  NET ASSETS      RATE
--------------------------------------------------


  $125,078        .68%       1.63%         7.66%
   105,109        .66        1.40         15.66
   109,579        .65        1.00         21.77
    74,924        .69        1.00         85.22
    45,927        .64        1.21         64.68


   195,697        .62        4.00         11.73
   213,473        .59        4.74         22.15
   322,721        .57        4.80         10.32
   440,554        .54        3.59         11.62
   282,290        .54        5.44         13.21


   309,929        .80        2.71         24.07
   463,253        .78        2.72         18.72
   597,424        .76        1.96         27.97
   780,298        .74        1.24         37.04
   751,869        .72        1.20         26.44


    13,301        .90*       2.70*        16.04
   170,969        .77         .63         63.72
   313,462        .77         .06         64.07
   315,460        .77         .51         53.01


    98,189       1.53*       1.85*         1.15
   158,084       1.41        2.01         19.96
   272,098       1.49        1.68         12.42
   279,680       1.42        1.57         20.59
   162,433       1.41        2.04         36.58


    14,729        .90*       3.84*        30.00
    56,274        .86        4.21         52.35
    93,402        .94        4.22         61.93
    81,670        .84        4.32         59.03


   158,856       1.14*       2.49*         7.14
   338,755        .97        2.46         30.92
   579,877        .93        2.20         12.32
   758,445        .88        2.49         24.81
   747,080        .88        2.27         32.30


   254,311        .71        7.99         79.38
   243,194        .64        7.59        152.89
   221,722        .61        7.30        140.96
   185,016        .62        7.03        181.61
   150,941        .63        6.86         84.17

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)



                               PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                               DISTRI-
             NET ASSET      NET          NET                   DISTRIBUTIONS   BUTIONS
               VALUE,     INVEST-    REALIZED &    TOTAL FROM    FROM NET      FROM NET      TOTAL     NET ASSET
PERIOD       BEGINNING     MENT      UNREALIZED    INVESTMENT   INVESTMENT     REALIZED     DISTRI-   VALUE, END      TOTAL
ENDED        OF PERIOD    INCOME   GAINS (LOSSES)  OPERATIONS     INCOME        GAINS       BUTIONS    OF PERIOD     RETURN+
----------------------------------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY FUND
 1994       $12.50       $  .19      $ (.07)        $  .12       $ (.04)      $ (.07)      $ (.11)      $12.51          .87%
 1995        12.51          .37         .94           1.31         (.22)        (.28)        (.50)       13.32        10.59
 1996        13.32          .40        2.58           2.98         (.38)        (.47)        (.85)       15.45        22.98
 1997        15.45          .30        1.51           1.81         (.45)        (.69)       (1.14)       16.12        11.69
 1998        16.12          .56         .42            .98         (.53)       (1.05)       (1.58)       15.52         5.56

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
 1996(4)     10.00          .10        1.15           1.25           --           --           --        11.25        12.50
 1997        11.25          .23        (.39)          (.16)        (.07)          --         (.07)       11.02        (1.50)
 1998        11.02          .25       (1.52)         (1.27)        (.25)        (.30)        (.55)        9.20       (12.27)

TEMPLETON PACIFIC GROWTH FUND
 1994        14.61          .22       (1.50)         (1.28)        (.03)        (.06)        (.09)       13.24        (8.79)
 1995        13.24          .33         .71           1.04         (.26)        (.11)        (.37)       13.91         7.97
 1996        13.91          .21        1.34           1.55         (.44)        (.26)        (.70)       14.76        11.10
 1997        14.76          .29       (5.49)         (5.20)        (.28)          --         (.28)        9.28       (35.95)
 1998         9.28          .21       (1.52)         (1.31)        (.35)        (.11)        (.46)        7.51       (13.13)

U.S. GOVERNMENT SECURITIES FUND
 1994        13.92          .96       (1.59)          (.63)        (.67)        (.05)        (.72)       12.57        (4.55)
 1995        12.57          .93        1.46           2.39         (.96)          --         (.96)       14.00        19.46
 1996        14.00          .75        (.31)           .44         (.97)          --         (.97)       13.47         3.62
 1997        13.47         1.00         .21           1.21         (.76)          --         (.76)       13.92         9.31
 1998        13.92          .99         .01           1.00        (1.03)          --        (1.03)       13.89         7.44

VALUE SECURITIES FUND
 1998(6)     10.00          .02       (2.23)         (2.21)          --           --           --         7.79       (22.10)

ZERO COUPON FUND - 2000
 1994        15.44          .68       (1.71)         (1.03)        (.69)        (.10)        (.79)       13.62        (6.76)
 1995        13.62          .75        2.03           2.78         (.67)          --         (.67)       15.73        20.67
 1996        15.73          .98        (.65)           .33         (.86)        (.01)        (.87)       15.19         2.43
 1997        15.19         1.15        (.12)          1.03        (1.06)        (.02)       (1.08)       15.14         7.11
 1998        15.14         1.22        (.15)          1.07        (1.21)        (.19)       (1.40)       14.81         7.50

ZERO COUPON FUND - 2005
 1994        16.08          .71       (2.24)         (1.53)        (.60)        (.19)        (.79)       13.76        (9.60)
 1995        13.76          .78        3.53           4.31         (.69)          --         (.69)       17.38        31.76
 1996        17.38          .96       (1.13)          (.17)        (.86)          --         (.86)       16.35         (.50)
 1997        16.35         1.14         .63           1.77        (1.06)        (.01)       (1.07)       17.05        11.37
 1998        17.05         1.01        1.03           2.04        (1.10)        (.25)       (1.35)       17.74        12.53

ZERO COUPON FUND - 2010
 1994        15.68          .55       (2.27)         (1.72)        (.63)        (.31)        (.94)       13.02       (10.97)
 1995        13.02          .76        4.75           5.51         (.49)          --         (.49)       18.04        42.79
 1996        18.04         1.02       (1.65)          (.63)        (.88)        (.24)       (1.12)       16.29        (2.69)
 1997        16.29         1.02        1.54           2.56        (1.01)        (.01)       (1.02)       17.83        16.57
 1998        17.83         1.09        1.39           2.48        (1.11)        (.15)       (1.26)       19.05        14.45




                RATIOS/SUPPLEMENTAL DATA
   -----------------------------------------------
                          RATIO OF NET
   NET         RATIO OF    INVESTMENT
ASSETS, END    EXPENSES      INCOME      PORTFOLIO
 OF PERIOD    TO AVERAGE   TO AVERAGE    TURNOVER
   (000'S)     NET ASSETS  NET ASSETS      RATE
--------------------------------------------------

$  785,124         .99%       2.17%       12.22%
   850,117         .92        2.87        16.42
 1,108,099         .89        3.07        27.52
 1,161,430         .89        3.01        26.96
   955,900         .88        2.90         5.98


    16,255        1.16*       2.51*       --
    32,201        1.06        2.74        21.38
    24,999        1.10        2.26        18.45


   375,832        1.07        2.04         4.29
   331,936        1.01        2.08        36.06
   356,759         .99        1.51        12.85
   165,404        1.03        1.97        11.87
    98,769        1.10        2.60        12.55


   579,039         .53        6.87        18.25**
   643,165         .52        6.72        18.68**
   843,858         .51        6.66        12.93***
   765,084         .50        6.49        16.84
   710,832         .50        6.22        31.34


     9,013         .83*        .95*       22.79


    94,230         .407       6.37        --
   137,357         .407       6.14         1.63
   129,601         .407       6.14          .58
   111,650         .407       6.47         6.16
    93,543         .407       6.67        17.70


    51,499         .407       6.53         2.00
    83,222         .407       6.19         1.72
    82,603         .407       6.15         2.06
    77,296         .407       6.16         4.52
    84,487         .407       5.82         3.87


    45,361         .407       6.57         4.34
    85,633         .407       6.41        31.45
    78,816         .407       6.24        16.10
    85,515         .407       6.21        12.20
    93,515         .407       5.55        15.92


*    Annualized

**   The portfolio turnover rate excludes mortgage dollar roll transactions.

** The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

+    Total return is not annualized.

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)

(1)  For the period March 15, 1994 (effective date) to December 31, 1994.

(2)  For the period April 19, 1995 (seed date) to December 31, 1995.

(3)  For the period November 1, 1995 (effective date) to December 31, 1995.

(4)  For the period May 1, 1996 (effective date) to December 31, 1996.

(5)  For the period November 8, 1996 (effective date) to December 31, 1996.

(6)  For the period May 1, 1998 (effective date) to December 31, 1998.

(7) During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

MONEY MARKET FUND               ZERO COUPON FUND - 2000        ZERO COUPON FUND - 2005        ZERO COUPON FUND - 2010
1994 .................  .54%    1994 ................  .66%    1994 ................  .68%    1994 .................  .68%
1995 .................  .53     1995 ................  .63     1995 ................  .66     1995 .................  .66
1996 .................  .53     1996 ................  .62     1996 ................  .65     1996 .................  .65
1997 .................  .53     1997 ................  .63     1997 ................  .65     1997 .................  .65
1998 .................  .53     1998 ................  .66     1998 ................  .66     1998 .................  .66


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


 CAPITAL GROWTH FUND                                   SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS 84.7%
 COMMERCIAL SERVICES 2.5%
(a)Concord EFS Inc.                                      40,000  $ 1,695,000
 Equifax Inc.                                            70,000    2,393,125
(a)Robert Half International Inc.                        30,000    1,340,625
                                                                  ----------
                                                                   5,428,750
                                                                  ----------
 CONSUMER DURABLES 2.3%
(a)Electronic Arts Inc.                                  60,000    3,367,500
 Mattel Inc.                                             70,000    1,596,875
                                                                  ----------
                                                                   4,964,375
                                                                  ----------
 CONSUMER NON-DURABLES 5.4%
 Campbell Soup Co.                                       30,000    1,650,000
 The Coca-Cola Co.                                        7,000      468,125
 Hershey Foods Corp.                                     20,000    1,243,750
 Nike Inc., B                                            35,000    1,419,688
 PepsiCo Inc.                                            30,000    1,228,125
 Philip Morris Cos. Inc.                                 60,000    3,210,000
 The Procter & Gamble Co.                                30,000    2,739,375
                                                                  ----------
                                                                  11,959,063
                                                                  ----------
 CONSUMER SERVICES 2.9%
(a)Mirage Resorts Inc.                                  110,000    1,643,125
 Time Warner Inc.                                        64,000    3,972,000
 The Walt Disney Co.                                     27,000      810,000
                                                                  ----------
                                                                   6,425,125
                                                                  ----------
 ELECTRONIC TECHNOLOGY 16.0%
(a)3Com Corp.                                            55,000    2,464,688
(a)Applied Materials Inc.                                35,000    1,494,063
(a)Cisco Systems Inc.                                    60,750    5,638,359
 Compaq Computer Corp.                                  100,000    4,193,750
 Hewlett-Packard Co.                                     55,000    3,757,188
 Intel Corp.                                             25,000    2,964,063
 International Business Machines Corp.                   20,000    3,695,000
 Linear Technology Corp.                                 16,000    1,433,000
 Molex Inc.                                              63,437    2,418,536
(a)Uniphase Corp.                                        35,000    2,428,125
 United Technologies Corp.                               20,000    2,175,000
(a)Xilinx Inc.                                           40,000    2,605,000
                                                                  ----------
                                                                  35,266,772
                                                                  ----------
 ENERGY MINERALS 1.9%
(a)Barrett Resources Corp. (Netherlands)                 58,200    1,396,800
 Royal Dutch Petroleum Co., N.Y. shs., ADR               60,000    2,872,500
                                                                  ----------
                                                                   4,269,300
                                                                  ----------
 FINANCE 5.6%
 Associates First Capital Corp., A                       70,000    2,966,250
 Charles Schwab Corp.                                    52,500    2,949,843
 Fannie Mae                                              40,000    2,960,000
 Providian Financial Corp.                               45,000    3,375,000
                                                                  ----------
                                                                  12,251,093
                                                                  ----------

FRANKLIN VALUEMARK FUNDS

 CAPITAL GROWTH FUND                                      SHARES      VALUE
-----------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HEALTH SERVICES 1.2%
 Omnicare Inc.                                            75,000  $ 2,606,250
                                                                  -----------
 HEALTH TECHNOLOGY 13.3%
 Abbott Laboratories                                      50,000    2,450,000
 American Home Products Corp.                             60,000    3,378,750
(a)Amgen Inc.                                             45,000    4,705,312
 Baxter International Inc.                                50,000    3,215,625
(a)Boston Scientific Corp.                                80,000    2,145,000
 Bristol-Myers Squibb Co.                                 35,000    4,683,437
 Eli Lilly and Co.                                        25,000    2,221,875
 Johnson & Johnson                                        35,000    2,935,625
 Mentor Corp.                                             85,000    1,992,187
 Merck & Co. Inc.                                         11,000    1,624,562
                                                                  -----------
                                                                   29,352,373
                                                                  -----------
 INDUSTRIAL SERVICES 1.3%
(a)Republic Services Inc., A                              60,000    1,106,250
 Schlumberger Ltd.                                        40,000    1,845,000
                                                                  -----------
                                                                    2,951,250
                                                                  -----------
 INSURANCE 2.6%
 American International Group Inc.                        25,000    2,415,625
 Citigroup Inc.                                           50,000    2,475,000
 SunAmerica Inc.                                          10,000      811,250
                                                                  -----------
                                                                    5,701,875
                                                                  -----------
 NON-ENERGY MINERALS .7%
 De Beers Consolidated Mines AG, ADR (South Africa)      125,000    1,593,750
                                                                  -----------

 PROCESS INDUSTRIES 5.3%
 Air Products & Chemicals Inc.                            70,000    2,800,000
 Millipore Corp.                                          60,000    1,706,250
(a)Owens-Illinois Inc.                                    80,000    2,450,000
 Pall Corp.                                              110,000    2,784,375
 Sigma-Aldrich Corp.                                      70,000    2,056,250
                                                                  -----------
                                                                   11,796,875
                                                                  -----------
 PRODUCER MANUFACTURING 2.8%
 Avery Dennison Corp.                                     60,000    2,703,750
 Emerson Electric Co.                                     40,000    2,420,000
 Minnesota Mining and Manufacturing Co.                   15,000    1,066,875
                                                                  -----------
                                                                    6,190,625
                                                                  -----------
 RETAIL TRADE 4.4%
 Albertson's Inc.                                         40,000    2,547,500
 McDonald's Corp.                                         40,000    3,065,000
 Wal-Mart Stores Inc.                                     50,000    4,071,875
                                                                  -----------
                                                                    9,684,375
                                                                  -----------
 TECHNOLOGY SERVICES 6.3%
 Automatic Data Processing Inc.                           32,000    2,566,000
(a)Cambridge Technology Partners Inc.                     80,000    1,770,000
(a)Computer Sciences Corp.                                50,000    3,221,875
(a)Microsoft Corp.                                        14,000    1,941,625
(a)Oracle Corp.                                           35,000    1,509,375
(a)Synopsys Inc.                                          55,000    2,983,750
                                                                  -----------
                                                                   13,992,625
                                                                  -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



 CAPITAL GROWTH FUND                                                                        SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TELECOMMUNICATIONS 2.8%
(a)AirTouch Communications Inc. ...............................................             60,000     $ 4,327,500
 GTE Corp. ....................................................................             30,000       1,950,000
                                                                                                       -----------
                                                                                                         6,277,500
                                                                                                       -----------
 TRANSPORTATION 3.3%
 Air Express International Corp. ..............................................            150,000       3,262,500
 Expeditors International of Washington Inc. ..................................             60,000       2,520,000
 Southwest Airlines Co. .......................................................             70,000       1,570,625
                                                                                                       -----------
                                                                                                         7,353,125
                                                                                                       -----------
 UTILITIES 4.1%
(a)AES Corp....................................................................             65,000       3,079,375
CMS Energy Corp. ..............................................................             60,000       2,906,250
 Enron Corp. ..................................................................             40,000       2,282,500
 MCN Energy Group Inc. ........................................................             40,000         762,500
                                                                                                       -----------
                                                                                                         9,030,625
                                                                                                       -----------
 TOTAL LONG TERM INVESTMENTS (COST $142,185,516) ..............................                        187,095,726
                                                                                                       -----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                  ------
(f) REPURCHASE AGREEMENT 15.1%
 Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $33,481,709) (COST $33,464,304)   $33,464,304      33,464,304
  Barclays Capital Inc. (Maturity Value $1,700,279)
  Bear, Stearns & Co. Inc. (Maturity Value $440,814)
  Chase Securities Inc. (Maturity Value $3,463,532)
  CIBC Oppenheimer Corp. (Maturity Value $3,463,532)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $3,463,532)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $3,463,532)
  Goldman, Sachs & Co. (Maturity Value $944,600)
  Greenwich Capital Markets Inc. (Maturity Value $3,463,532)
  Lehman Brothers Inc. (Maturity Value $629,732)
  NationsBanc Montgomery Securities LLC (Maturity Value $3,463,532)
  Paine Webber Inc. (Maturity Value $1,889,200)
  Paribas Corp. (Maturity Value $3,463,532)
  Warburg Dillon Read LLC (Maturity Value $3,632,360)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ------------
 TOTAL INVESTMENTS (COST $175,649,820) 99.8% ................................................                  220,560,030

 OTHER ASSETS, LESS LIABILITIES .2% .........................................................                      391,608
                                                                                                              ------------
 NET ASSETS 100.0% ..........................................................................                 $220,951,638
                                                                                                              ============

(a)    Non-income producing.
(f)    See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 GLOBAL HEALTH CARE SECURITIES FUND                                                                 SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 82.6%
 HEALTH SERVICES 36.0%
(a)American Dental Partners Inc. ............................................................        15,200      $ 175,750
 Cardinal Health Inc. .......................................................................         2,950        223,831
(a)Curative Health Services Inc. ............................................................         8,500        284,750
 HBO & Co. ..................................................................................         8,055        231,078
(a)Healthcare Recoveries Inc. ...............................................................        11,500        195,500
(a)New American Healthcare Corp. ............................................................        24,000        268,500
 Omnicare Inc. ..............................................................................        10,800        375,300
(a)PAREXEL International Corp. ..............................................................        10,700        267,500
(a)Pediatrix Medical Group Inc. .............................................................         3,400        203,788
(a)Pharmaceutical Product Development Inc. ..................................................         9,000        270,562
(a)Renal Care Group Inc. ....................................................................        10,000        288,125
(a)Tenet Healthcare Corp. ...................................................................         6,900        181,125
(a)Total Renal Care Holdings Inc. ...........................................................         2,200         65,038
(a)Transitions Systems Inc. .................................................................        14,000        210,000
                                                                                                                 ---------
                                                                                                                 3,240,847
                                                                                                                 ---------
 HEALTH TECHNOLOGY 46.6%
 American Home Products Corp. ...............................................................         6,800        382,925
(a)Amgen Inc. ...............................................................................         1,700        177,756
 Baxter International Inc. ..................................................................         4,800        308,700
 Bristol-Myers Squibb Co. ...................................................................         4,000        535,250
(a)ESC Medical Systems Ltd. (Israel) ........................................................         9,500         99,750
(a)Genentech Inc. ...........................................................................         2,200        175,313
(a)Inhale Therapeutic Systems Inc. ..........................................................         9,300        306,900
(a)Ligand Pharmaceuticals Inc., B ...........................................................        11,000        127,875
 Medtronic Inc. .............................................................................         2,200        163,350
(a)Molecular Devices Corp. ..................................................................         8,400        182,700
(a)OrthoLogic Corp. .........................................................................        46,000        153,815
 Pfizer Inc. ................................................................................         3,500        439,030
 Pharmacia & Upjohn Inc. ....................................................................         3,000        169,875
 Schering-Plough Corp. ......................................................................         3,000        165,750
(a)Serologicals Corp. .......................................................................        13,800        414,000
 SmithKline Beecham PLC, ADR (United Kingdom) ...............................................         3,000        208,500
(a)Zonagen Inc. .............................................................................         9,100        174,038
                                                                                                                 ---------
                                                                                                                 4,185,527
                                                                                                                 ---------
 TOTAL LONG TERM INVESTMENTS (COST $6,550,381) ..............................................                    7,426,374
                                                                                                                 ---------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                   PRINCIPAL
 GLOBAL HEALTH CARE SECURITIES FUND                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 19.7%
 Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $1,770,149) (COST $1,769,229) ...   $1,769,229       $ 1,769,229
  Barclays Capital Inc. (Maturity Value $89,892)
  Bear, Stearns & Co. Inc. (Maturity Value $23,305)
  Chase Securities Inc. (Maturity Value $183,114)
  CIBC Oppenheimer Corp. (Maturity Value $183,114)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $183,114)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $183,114)
  Goldman, Sachs & Co. (Maturity Value $49,940)
  Greenwich Capital Markets Inc. (Maturity Value $183,114)
  Lehman Brothers Inc. (Maturity Value $33,293)
  NationsBanc Montgomery Securities LLC (Maturity Value $183,114)
  Paine Webber Inc. (Maturity Value $99,880)
  Paribas Corp. (Maturity Value $183,114)
  Warburg Dillon Read LLC (Maturity Value $192,041)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   ----------
 TOTAL INVESTMENTS (COST $8,319,610) 102.3% ..................................................                      9,195,603
 OTHER ASSETS, LESS LIABILITIES (2.3%) .......................................................                       (205,278)
                                                                                                                   ----------
 NET ASSETS 100.0% ...........................................................................                     $8,990,325
                                                                                                                   ==========


(a)  Non-income producing.
(f)  See Note 1(c) regarding joint repurchase agreements.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 GLOBAL UTILITIES SECURITIES FUND                                                     COUNTRY           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 92.4%
(a)Advanced Fibre Communications Inc. .....................................        United States          600,000     $ 6,562,500
(a)AEM SpA ................................................................        Italy                4,745,000      11,300,346
(a)AES Corp. ..............................................................        United States          550,000      26,056,250
 AGL Resources Inc. .......................................................        United States          143,500       3,309,469
(a)AirTouch Communications Inc. ...........................................        United States          246,100      17,749,963
 American Electric Power Co. Inc. .........................................        United States          200,000       9,412,500
 Beijing Datang Power Generation Co. Ltd. .................................        China                3,291,000         987,650
 Bell Atlantic Corp. ......................................................        United States          350,000      18,550,000
 BSES Ltd., GDR, 144A .....................................................        India                  158,600       2,022,150
 Central & South West Corp. ...............................................        United States          647,400      17,763,038
 Cinergy Corp. ............................................................        United States          829,800      28,524,375
 CMS Energy Corp. .........................................................        United States          325,000      15,742,188
 Coastal Corp. ............................................................        United States          280,000       9,782,500
 Companhia Paranaense de Energia-Copel, ADR ...............................        Brazil                  83,300         593,513
 Duke Energy Corp. ........................................................        United States          310,000      19,859,375
 Edison International .....................................................        United States          838,600      23,375,975
 Electricidade de Portugal SA .............................................        Portugal               324,000       7,133,498
 Endesa SA ................................................................        Spain                  718,400      19,063,295
 Enron Corp. ..............................................................        United States          450,000      25,678,125
 Entergy Corp. ............................................................        United States          846,200      26,337,975
(a)Equant NV, N.Y. shs ....................................................        Netherlands            305,700      20,730,281
 Espoon Sahko Oyj, 144A, ADS ..............................................        Finland                195,000       4,659,915
 Florida Progress Corp. ...................................................        United States          647,700      29,025,057
(a)Fortum Corp. ...........................................................        Finland                939,300       5,843,494
 FPL Group Inc. ...........................................................        United States          445,800      27,472,425
(a)Global TeleSystems Group Inc. ..........................................        United States          306,400      17,081,800
 GPU Inc. .................................................................        United States          750,000      33,140,625
(a)Grupo Iusacell SA, D ...................................................        Mexico                  55,600          35,097
(a)Grupo Iusacell SA, L, ADR ..............................................        Mexico                 105,140         749,123
 GTE Corp. ................................................................        United States          150,000       9,750,000
 Hellenic Telecommunications Organization SA ..............................        Greece                 432,111      11,495,186
 Hongkong Electric Holdings Ltd. ..........................................        Hong Kong            1,250,000       3,791,668
(a)ICG Communications Inc. ................................................        United States        1,060,000      22,790,000
(a)Intermedia Communications Inc. .........................................        United States          316,600       5,461,350
(a)Korea Telecom Corp. ....................................................        South Korea                200           6,320
(a)MCI WorldCom Inc. ......................................................        United States          150,000      10,762,500
 MDU Resources Group Inc. .................................................        United States          616,800      16,229,550
(a)Millicom International Cellular SA .....................................        Luxembourg             140,000       4,882,500
 Montana Power Co. ........................................................        United States          297,100      16,804,719
 New Century Energies Inc. ................................................        United States          610,065      29,740,669
 New Jersey Resources Corp. ...............................................        United States          210,000       8,295,000
(a)Nextel Communications Inc. .............................................        United States          465,000      10,985,625
 Nippon Telegraph & Telephone Corp. .......................................        Japan                    1,180       9,121,986
 NIPSCO Industries Inc. ...................................................        United States          504,800      15,364,850
 Northern States Power Co. ................................................        United States          423,600      11,754,900
 Northwestern Corp. .......................................................        United States          363,000       9,596,813
 PacifiCorp ...............................................................        United States          411,000       8,656,688
(a)Panafon Hellenic Telecom SA ............................................        Greece                  41,000       1,098,018
 PG&E Corp. ...............................................................        United States          855,150      26,937,225
 Pinnacle West Capital Corp. ..............................................        United States          663,000      28,094,625
 Portugal Telecom SA ......................................................        Portugal               239,400      10,976,406
(a)Primus Telecommunications Group Inc. ...................................        United States          226,500       3,737,250
 SBC Communications Inc. ..................................................        United States          150,000       8,043,750
 SCANA Corp. ..............................................................        United States          400,000      12,900,000
 Sempra Energy ............................................................        United States          780,000      19,792,500
(a)Sonera Group Oyi .......................................................        Finland                163,800       2,943,832
 Southern Co. .............................................................        United States        1,198,290      34,825,303
(a)Sprint Corp. ...........................................................        United States          300,000       6,937,500

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

 GLOBAL UTILITIES SECURITIES FUND                                                     COUNTRY           SHARES          VALUE
 COMMON STOCKS (CONT.)                                                            ------------        --------      ------------
(a)Swisscom AG ............................................................        Switzerland           47,700    $ 19,969,057
 TECO Energy Inc. .........................................................        United States        600,000      16,912,500
 Telecom Italia SpA .......................................................        Italy              5,028,372      31,601,488
 Telefonica SA, ADR .......................................................        Spain                 88,351      11,960,568
(a)TeleWest Communications PLC, ADR .......................................        United Kingdom        62,633       1,769,382
 Tokyo Electric Power Co. .................................................        Japan                135,000       3,339,096
 Transportadora de Gas del Sur SA, ADR ....................................        Argentina            370,000       3,746,250
 VEBA AG ..................................................................        Germany              267,500      15,851,495
 Viag AG ..................................................................        Germany                6,200       3,666,547
 Washington Gas Light Co. .................................................        United States        287,500       7,798,438
 Washington Water Power Co. ...............................................        United States        224,000       4,312,000
 Western Resources Inc. ...................................................        United States          8,700         289,271
                                                                                                                   ------------
 TOTAL COMMON STOCKS (COST $714,629,056) ..................................                                         911,535,327
                                                                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS 3.5%
(c)CMS Energy Corp., 7.75%, cvt. pfd ......................................        United States        175,000      10,325,000
 Nortel Inversora SA, 10.00%, cvt. pfd ....................................        Argentina            320,000      16,640,000
 Texas Utilities Co., 9.25%, cvt. pfd .....................................        United States        136,600       7,700,825
                                                                                                                   ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $33,864,125) ....................                                          34,665,825
                                                                                                                   ------------
 TOTAL LONG TERM INVESTMENTS (COST $748,493,181) 95.9% ....................                                         946,201,152
                                                                                                                   ------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                      ---------
(g)REPURCHASE AGREEMENT 2.9%

 NationsBanc Montgomery Securities LLC, 4.00%, 1/04/99
     (Maturity Value $29,062,911) (COST $29,050,000) ....................            United States   $29,050,000       29,050,000
  Collateralized by U.S. Treasury Notes                                                                              ------------
 TOTAL INVESTMENTS (COST $777,543,181) 98.8% ............................                                             975,251,152
 OTHER ASSETS, LESS LIABILITIES 1.2% ....................................                                              11,504,044
                                                                                                                     ------------
 NET ASSETS 100.0% ......................................................                                            $986,755,196
                                                                                                                     ============

(a)   Non-income producing.
(c)   See Note 8 regarding restricted securities.
(g)   See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 GROWTH AND INCOME FUND                                              COUNTRY                SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.7%
 COMMERCIAL SERVICES .8%
 The Dun & Bradstreet Corp. ................................         United States            335,200        $ 10,579,750
                                                                                                             ------------
 CONSUMER DURABLES 4.7%
 Eastman Kodak Co. .........................................         United States            262,000          18,864,000
 Ford Motor Co. ............................................         United States            372,500          21,861,094
 General Motors Corp. ......................................         United States            288,000          20,610,000
                                                                                                             ------------
                                                                                                               61,335,094
                                                                                                             ------------
 CONSUMER NON-DURABLES 10.2%
 Anheuser-Busch Cos. Inc. ..................................         United States            330,000          21,656,250
 DIMON Inc. ................................................         United States            949,800           7,064,138
 Fortune Brands Inc. .......................................         United States            405,100          12,811,288
 General Mills Inc. ........................................         United States            263,500          20,487,125
 H.J. Heinz Co. ............................................         United States            283,000          16,024,875
 Philip Morris Cos. Inc. ...................................         United States            437,800          23,422,300
 RJR Nabisco Holdings Corp. ................................         United States            248,560           7,379,125
 UST Inc. ..................................................         United States            745,000          25,981,875
                                                                                                             ------------
                                                                                                              134,826,976
                                                                                                             ------------
 ELECTRONIC TECHNOLOGY .6%
 AMP Inc. ..................................................         United States            139,560           7,265,843
 EG&G Inc. .................................................         United States             15,000             417,188
                                                                                                             ------------
                                                                                                                7,683,031
                                                                                                             ------------
 ENERGY MINERALS 11.6%
 Amoco Corp. ...............................................         United States            136,400           8,235,150
 Atlantic Richfield Co. ....................................         United States            520,000          33,930,000
 Chevron Corp. .............................................         United States            309,000          25,627,681
 Exxon Corp. ...............................................         United States            167,000          12,211,875
 Mobil Corp. ...............................................         United States            154,000          13,417,250
 Texaco Inc. ...............................................         United States            486,400          25,718,400
 Ultramar Diamond Shamrock Corp. ...........................         United States            447,800          10,859,150
 YPF SA, ADR ...............................................         Argentina                802,000          22,405,875
                                                                                                             ------------
                                                                                                              152,405,381
                                                                                                             ------------
 FINANCE 8.1%
 Bank One Corp. ............................................         United States            276,210          14,103,973
 BankBoston Corp. ..........................................         United States            367,000          14,290,063
 Household International Inc. ..............................         United States            100,000           3,962,500
 J.P. Morgan & Co. Inc. ....................................         United States            120,900          12,702,056
 Mercantile Bancorporation Inc. ............................         United States            266,703          12,301,676
 National City Corp. .......................................         United States            275,000          19,937,500
 PNC Bank Corp. ............................................         United States            322,900          17,476,963
 Westpac Banking Corp. Ltd. ................................         Australia              1,763,651          11,812,553
                                                                                                             ------------
                                                                                                              106,587,284
                                                                                                             ------------
 HEALTH TECHNOLOGY 4.3%
 Glaxo Wellcome PLC, ADR ...................................         United Kingdom           320,800          22,295,600
 Pharmacia & Upjohn Inc. ...................................         United States            615,000          34,824,375
                                                                                                             ------------
                                                                                                               57,119,975
                                                                                                             ------------
 INDUSTRIAL SERVICES .5%
(h)Browning-Ferris Industries Inc...........................         United States            225,000           6,398,438
                                                                                                             ------------
 INSURANCE 6.7%
 Exel Ltd. .................................................         Bermuda                  249,348          18,701,100
 Lincoln National Corp. ....................................         United States            250,400          20,485,850
 Safeco Corp. ..............................................         United States            422,300          18,132,506
 Scor ......................................................         France                   197,000          13,030,593
 St. Paul Cos. Inc. ........................................         United States            472,000          16,402,000
 Zenith National Insurance Corp. ...........................         United States            101,200           2,340,250
                                                                                                             ------------
                                                                                                               89,092,299
                                                                                                             ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


 GROWTH AND INCOME FUND                                               COUNTRY                    SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (Cont.)
 NON-ENERGY MINERALS 3.5%
 British Steel PLC, ADR ....................................         United Kingdom              490,000     $  7,166,250
 Carpenter Technology Corp. ................................         United States               126,300        4,286,306
 De Beers Consolidated Mines AG, ADR .......................         South Africa                753,000        9,600,750
 Georgia Pacific Corp. (Timber Group) ......................         United States               341,700        8,136,731
 Weyerhaeuser Co. ..........................................         United States               325,000       16,514,063
                                                                                                              -----------
                                                                                                               45,704,100
                                                                                                              -----------
 PROCESS INDUSTRIES 5.9%
 Dow Chemical Co. ..........................................         United States               164,300       14,941,031
 Imperial Chemical Industries PLC, ADR .....................         United Kingdom              474,400       16,574,350
 Pall Corp. ................................................         United States               754,600       19,100,813
 Potlatch Corp. ............................................         United States               277,400       10,229,125
 Union Camp Corp. ..........................................         United States               250,000       16,875,000
                                                                                                              -----------
                                                                                                               77,720,319
                                                                                                              -----------
 PRODUCER MANUFACTURING 6.1%
 Avery Dennison Corp. ......................................         United States               204,500        9,215,281
 Cooper Industries Inc. ....................................         United States               192,300        9,170,306
 Dana Corp. ................................................         United States                66,600        2,722,275
 Diebold Inc. ..............................................         United States               379,500       13,543,406
 Federal Signal Corp. ......................................         United States               655,000       17,930,625
 General Electric Co. ......................................         United States                92,200        9,410,163
 Minnesota Mining & Manufacturing Co. ......................         United States               150,500       10,704,313
 Pitney Bowes Inc. .........................................         United States               125,000        8,257,813
                                                                                                              -----------
                                                                                                               80,954,182
                                                                                                              -----------
 REAL ESTATE 5.7%
 Arden Realty Inc. .........................................         United States               639,200       14,821,450
 Equity Residential Properties Trust .......................         United States               465,300       18,815,569
 FelCor Lodging Trust Inc. .................................         United States               693,100       15,984,619
 Glenborough Realty Trust Inc. .............................         United States               350,000        7,131,250
 Simon Property Group Inc. .................................         United States               652,700       18,601,950
                                                                                                              -----------
                                                                                                               75,354,838
                                                                                                              -----------
 RETAIL TRADE 2.2%
 J.C. Penney Co. Inc. ......................................         United States               616,900       28,917,188
                                                                                                              -----------
 TELECOMMUNICATIONS 7.7%
 Ameritech Corp. ...........................................         United States               292,000       18,505,500
 Bell Atlantic Corp. .......................................         United States               739,632       39,200,496
 GTE Corp. .................................................         United States               374,500       24,342,500
 U.S. West Inc. ............................................         United States               308,100       19,910,963
                                                                                                              -----------
                                                                                                              101,959,459
                                                                                                              -----------
 UTILITIES 15.1%
(h)Baltimore Gas & Electric Co. ............................         United States               306,000        9,447,750
 Cinergy Corp. .............................................         United States               539,000       18,528,125
 Consolidated Natural Gas Co. ..............................         United States               317,000       17,118,000
 Dominion Resources Inc. ...................................         United States               521,000       24,356,750
 GPU Inc. ..................................................         United States               425,300       18,792,944
 MCN Energy Group Inc. .....................................         United States               740,000       14,106,250
 National Fuel Gas Co. .....................................         United States               365,800       16,529,588
 New Century Energies Inc. .................................         United States               333,000       16,233,750
 OGE Energy Corp. ..........................................         United States               588,000       17,052,000
 PacifiCorp ................................................         United States               603,000       12,700,688
 PG&E Corp. ................................................         United States               395,700       12,464,550
 Sempra Energy .............................................         United States               877,685       22,271,257
                                                                                                              -----------
                                                                                                              199,601,652
                                                                                                              -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                                        PRINCIPAL
 GROWTH AND INCOME FUND                                                              COUNTRY           AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES 1.9%
 Freddie Mac, notes, 0.00%, 6/04/99 (COST $24,488,806) ........................      United States   $25,000,000    $   24,489,325
                                                                                                                    --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,015,815,938) ............................                                      1,260,729,291
                                                                                                                    --------------
(f)REPURCHASE AGREEMENT 4.4%
 Joint Repurchase Agreement, 4.681%, 1/04/99
   (Maturity Value $58,486,106) (COST $58,455,701) ............................      United States    58,455,701        58,455,701
  Barclays Capital Inc. (Maturity Value $2,970,060)
  Bear Stearns & Co. Inc. (Maturity Value $770,015)
  Chase Securities Inc. (Maturity Value $6,050,125)
  CIBC Oppenheimer Corp. (Maturity Value $6,050,125)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $6,050,125)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $6,050,125)
  Goldman, Sachs & Co. (Maturity Value $1,650,033)
  Greenwich Capital Markets Inc. (Maturity Value $6,050,125)
  Lehman Brothers Inc. (Maturity Value $1,100,022)
  NationsBanc Montgomery Securities LLC (Maturity Value $6,050,125)
  Paine Webber Inc. (Maturity Value $3,300,068)
  Paribas Corp. (Maturity Value $6,050,125)
  Warburg Dillon Read LLC (Maturity Value $6,345,033)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                    --------------
 TOTAL SHORT TERM INVESTMENTS (COST $82,944,507) ..............................                                         82,945,026
                                                                                                                    --------------
 TOTAL INVESTMENTS (COST $1,074,271,639) 100.0% ...............................                                      1,319,184,992
 OTHER ASSETS, LESS LIABILITIES ...............................................                                           (441,719)
                                                                                                                    --------------
 NET ASSETS 100.0% ............................................................                                     $1,318,743,273
                                                                                                                    --------------

(f)  See Note 1(c) regarding joint repurchase agreements.
(h) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                                                     SHARES/
  HIGH INCOME FUND                                                                COUNTRY           WARRANTS              VALUE
----------------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS AND WARRANTS
  CONSUMER SERVICES
  Foodmaker Inc. ...............................................................  United States         210          $     4,633
  Wireless One Inc., wts., 8/01/01 .............................................  United States       5,000                 --
                                                                                                                     -----------
                                                                                                                           4,633
                                                                                                                     -----------
  NON-ENERGY MINERALS
  Gulf States Steel, wts., 4/15/03 .............................................  United States       5,000                5,000
                                                                                                                     -----------
  TELECOMMUNICATIONS
  International Wireless Communications, wts., 8/15/01 .........................  United States       7,800                   39
  Nextel Communications Inc., wts., 4/25/99 ....................................  United States       6,500                   65
  Poland Telecom Finance, 144A, wts., 12/01/07 .................................  Poland              8,000               32,000
                                                                                                                     -----------
                                                                                                                          32,104
                                                                                                                     -----------
  UTILITIES
  Empire Gas Corp., wts., 7/15/04 ..............................................  United States       6,900               34,500
  Loral Orion Network System, wts., 1/15/07 ....................................  United States       1,500               12,671
  Nextel International Inc., wts., 4/15/07 .....................................  United States       7,000               35,000
                                                                                                                     -----------
                                                                                                                          82,171
                                                                                                                     -----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $237,249) .............................                                         123,908
                                                                                                                     -----------
  PREFERRED STOCKS .3%
  Fresenius Medical Care AG, 9.00%, pfd. (COST $1,300,000) .....................  Germany             1,300            1,352,000
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT*
                                                                                                      -------
  BONDS 93.4%
  COMMERCIAL SERVICES 3.6%
  Borg-Warner Security Corp., senior sub. note, 9.625%, 3/15/07 ................  United States      $ 4,000,000       4,340,000
  Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .....................  United States        2,000,000       1,900,000
  Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 .....................  United States        2,000,000       1,875,000
  Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ..................  United Kingdom       3,700,000       3,348,500
  Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 ......................  United States        4,250,000       4,568,750
                                                                                                                     -----------
                                                                                                                      16,032,250
                                                                                                                     -----------
  CONSUMER DURABLES 2.6%
  E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...................  United States        3,000,000       1,515,000
  Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ........................  United States        2,900,000       3,001,500
  Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02,
      10.875% thereafter, 12/15/07 .............................................  United States        1,500,000         900,000
  Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ....................  United States        1,000,000         965,000
  True Temper Sports Inc., senior sub. note, 144A, 10.875%, 12/01/08 ...........  United States        4,000,000       3,980,000
  Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 ............  United States        1,200,000       1,128,000
                                                                                                                     -----------
                                                                                                                      11,489,500
                                                                                                                     -----------
  CONSUMER NON-DURABLES 3.9%
  Compania Alimentos Fargo SA, senior note, 144A, 13.25%, 8/01/08 ..............  Argentina            1,250,000         956,250
  Doane Pet Care Co., senior sub. note, 144A, 9.75%, 5/15/07 ...................  United States        2,197,000       2,257,418
  International Home Foods, senior sub. note, 10.375%, 11/01/06 ................  United States        1,600,000       1,740,000
  Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 .......................  United States        2,600,000       2,665,000
  RC/Arbys Corp., senior secured note, 9.75%, 8/01/00 ..........................  United States        4,000,000       3,940,000
  RJR Nabisco Inc., senior note, 9.25%, 8/15/13 ................................  United States        3,000,000       3,080,022
  Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .................  United States        3,000,000       2,865,000
                                                                                                                     -----------
                                                                                                                      17,503,690
                                                                                                                     -----------
  CONSUMER SERVICES 25.6%
  Advanstar Communications, senior sub. note, 9.25%, 5/01/08 ...................  United States        5,000,000       5,050,000
  Ascent Entertainment Group Inc., senior disc. note, zero cpn. to
     12/15/02, 11.875% thereafter, 12/15/04 ....................................  United States        3,000,000       1,815,000
  Benedek Broadcasting, senior note, 11.875%, 3/01/05 ..........................  United States        2,500,000       2,675,000
  Century Communications Corp., senior sub. note, 9.50%, 3/01/05 ...............  United States        3,000,000       3,345,000
  Chancellor Media Corp., senior note, 144A, 8.00%, 11/01/08 ...................  United States        3,500,000       3,578,750

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                   PRINCIPAL
  HIGH INCOME FUND                                                                COUNTRY           AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  CONSUMER SERVICES (CONT.)
Chancellor Media Corp., senior sub. note, 144A, 9.00%, 10/01/08 ........       United States     $ 4,500,000          $ 4,736,250
Circus Circus Enterprises Inc., senior sub. note, 9.25%, 12/01/05 ......       United States       1,000,000            1,015,000
CSC Holdings Inc., B, 8.125%, 8/15/09 ..................................       United States       1,500,000            1,585,200
CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ...................       United States       3,000,000            3,540,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................       United States       4,500,000            5,028,750
Diamond Cable Communication Co. PLC, senior disc. note, zero cpn to
    12/15/00, 11.75% thereafter, 12/15/05 ..............................       United Kingdom      2,700,000            2,247,750
Diamond Cable Communication Co. PLC, senior disc. note, zero cpn to
   2/15/02, 10.75% thereafter, 2/15/07..................................       United Kingdom      1,500,000            1,057,500
Diamond Holdings PLC, 9.125%, 2/01/08 ..................................       United Kingdom      3,000,000            2,880,000
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ................       United States       1,000,000            1,045,000
Fox Family Worldwide Inc., senior disc. note, zero cpn to 11/01/02,
   10.25% thereafter, 11/01/07 .........................................       United States       1,000,000              630,000
Fox Family Worldwide Inc., senior note, 9.25%, 11/01/07 ................       United States       1,500,000            1,492,500
Friendly Ice Cream Corp., senior note, 10.50%, 12/01/07 ................       United States       8,000,000            8,140,000
Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ......       United States       6,500,000            6,597,500
Hammons (John Q) Hotels, first mortgage, 8.875%, 2/15/04 ...............       United States       1,000,000              925,000
Hammons (John Q) Hotels, first mortgage, 9.75%, 10/01/05 ...............       United States       1,500,000            1,410,000
Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ..............       United States         400,000              402,000
Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ........       United States       4,500,000            4,488,750
Hollinger International Publishing, senior sub. note, 9.25%, 3/15/07 ...       United States       4,500,000            4,770,000
La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 ................       United States       5,000,000            4,975,000
Lin Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
    10.00% thereafter, 3/01/08 .........................................       United States       2,600,000            1,833,000
Lin Television Corp., senior sub. note, 8.375%, 3/01/08 ................       United States       2,800,000            2,814,000
Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 ...........       United States       3,000,000            3,075,000
Protection One Alarm, Monitoring Inc., senior sub. note, 144A,
        8.125%, 1/15/09 ................................................       United States       5,000,000            5,000,000
Red Roof Inns Inc., senior note, 9.625%, 12/15/03 ......................       United States       2,310,000            2,367,750
Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ...................       United States       5,000,000            5,225,000
Rio Hotel & Casino Inc., senior sub. note, 10.625%, 7/15/05 ............       United States       3,000,000            3,285,000
Rogers Cablesystems Inc., senior disc. deb., 9.65%, 1/15/14 ............       Canada              5,700,000 CAD        3,949,551
SFX Broadcasting Inc., senior sub. note, B, 10.75%, 5/15/06 ............       United States       1,304,000            1,434,400
Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 .......       United States       2,500,000            2,662,500
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ............       United States       2,250,000            2,317,500
TeleWest Communications PLC, senior disc. deb., zero cpn to
    10/01/00, 11.00% thereafter, 10/01/07 ..............................       United Kingdom      8,000,000            6,720,000
Wireless One Inc., senior disc. note, zero cpn. to 8/01/01,
   13.50% thereafter, 8/01/06 ..........................................       United States       2,000,000               60,000
                                                                                                                      -----------
                                                                                                                      114,173,651
                                                                                                                      -----------
ELECTRONIC TECHNOLOGY 2.6%
Amphenol Corp., senior sub. note, 9.875%, 5/15/07 ......................       United States       1,000,000            1,025,000
Exide Electronics Group Inc., senior sub. note, B, 11.50%, 3/15/06 .....       United States       2,000,000            2,340,000
L-3 Communications Corp., senior sub. note, 10.375%, 5/01/07 ...........       United States       3,500,000            3,858,750
L-3 Communications Corp., senior sub. note, 144A, 8.00%, 8/01/08 .......       United States         750,000              759,375
Telecommunication Techniques Co., senior sub. note, 9.75%, 5/15/08 .....       United States       3,500,000            3,465,000
                                                                                                                      -----------
                                                                                                                       11,448,125
                                                                                                                      -----------
ENERGY MINERALS 3.9%
Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ..............       United States       4,300,000            3,268,000
Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .....................       United States       5,000,000            4,475,000
Forcenergy Inc., senior sub. note, 9.50%, 11/01/06 .....................       United States         800,000              620,000
Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ..       United States       1,800,000            1,381,500
Nuevo Energy Co., senior sub. note, B, 8.875%, 6/01/08 .................       United States       1,300,000            1,267,500
P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ...............       United States       1,000,000            1,025,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..........       United States       4,500,000            4,567,500
Pogo Producing Co., senior sub. note, B, 8.75%, 5/15/07 ................       United States       1,000,000              955,000
                                                                                                                      -----------
                                                                                                                       17,559,500
                                                                                                                      -----------
HEALTH SERVICES 4.6%
Abbey Healthcare Group, senior sub. note, 9.50%, 11/01/02 ..............       United States       7,770,000            7,692,300
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ........       United States       2,750,000            2,433,750

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                       PRINCIPAL
  HIGH INCOME FUND                                                                COUNTRY              AMOUNT*            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  HEALTH SERVICES (CONT.)
  Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ......................        United States       $ 1,250,000      $ 1,125,000
  Tenet Healthcare Corp., senior note, 8.625%, 12/01/03 ...................        United States         2,400,000        2,534,882
  Tenet Healthcare Corp., senior sub. note, 8.625%, 1/15/07 ...............        United States         3,250,000        3,412,500
  Vencor Operation Inc., senior sub. note, 9.875%, 5/01/05 ................        United States         4,200,000        3,465,000
                                                                                                                         ----------
                                                                                                                         20,663,432
                                                                                                                         ----------
  INDUSTRIAL SERVICES 3.0%
  Allied Waste North America Inc., senior note, 144A, 7.875%, 1/01/09 .....        United States         5,500,000        5,568,750
  Dailey International Inc., senior note, B, 9.50%, 2/15/08 ...............        United States         1,550,000          689,750
  Safety Kleen Services, 9.25%, 6/01/08 ...................................        United States         4,500,000        4,657,500
  Universal Compression Inc., senior disc. note, zero cpn. to
     2/15/03, 9.875% thereafter, 2/15/08 ..................................        United States         4,650,000        2,673,750
                                                                                                                         ----------
                                                                                                                         13,589,750
                                                                                                                         ----------
  NON-ENERGY MINERALS 2.0%
  Algoma Steel Inc., first mortgage, 12.375%, 7/15/05 .....................        Canada                4,000,000        3,060,000
  Bear Island Paper Company LLC, senior note, B, 10.00%, 12/01/07 .........        United States         1,800,000        1,809,000
  LTV Corp., senior note, 8.20%, 9/15/07 ..................................        United States         4,500,000        4,095,000
                                                                                                                         ----------
                                                                                                                          8,964,000
                                                                                                                         ----------
  PROCESS INDUSTRIES 7.7%
  Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ...........        United States         3,750,000        3,928,125
  Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 .............................        Indonesia             4,500,000        2,610,000
  Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 ...................        United States         1,200,000        1,212,000
  Container Corp., senior note, A, 11.25%, 5/01/04 ........................        United States         2,500,000        2,612,500
  Four M Corp., senior note, B, 12.00%, 6/01/06 ...........................        United States         7,700,000        5,890,500
  Graham Packaging Holdings, senior disc. note, B, zero cpn. to
     1/15/03, 10.75% thereafter, 1/15/09 ..................................        United States           900,000          616,500
  Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ..................        United States         1,000,000          997,500
  Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ..................        United States         3,500,000        3,500,000
  Plastic Containers Inc., senior note, B, 10.00%, 12/15/06 ...............        United States         1,000,000        1,045,000
(b)Polysindo International Finance Co. BV, 9.375%, 7/30/07 ................        Indonesia             4,250,000        1,243,125
  Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 .....................        United States         2,600,000        2,665,000
  Radnor Holdings Inc., senior note, 10.00%, 12/01/03 .....................        United States         5,000,000        5,050,000
  Repap New Brunswick, senior note, 9.00%, 6/01/04 ........................        Canada                2,000,000        1,820,000
  Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .............        Indonesia             2,000,000        1,070,000
                                                                                                                         ----------
                                                                                                                         34,260,250
                                                                                                                         ----------
  PRODUCER MANUFACTURING 4.5%
  Aetna Industries Inc., senior note, 11.875%, 10/01/06 ...................        United States           700,000          738,500
  Goss Graphic Systems Inc., senior sub. note, 12.00%, 10/15/06 ...........        United States         3,200,000        1,776,000
  Nortek Inc., senior sub. note, 9.875%, 3/01/04 ..........................        United States         5,500,000        5,720,000
  Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ...................        United States         2,000,000        2,010,000
  Simonds Industries Ind., senior sub. note, 144A, 10.25%, 7/01/08 ........        United States         2,750,000        2,818,750
  Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 .......        United States         2,900,000        2,769,500
  Terex Corp., senior sub. note, 8.875%, 4/01/08 ..........................        United States         3,550,000        3,514,500
  Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .......        Canada                  750,000          708,750
                                                                                                                         ----------
                                                                                                                         20,056,000
                                                                                                                         ----------
  RETAIL TRADE 1.1%
  Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04 ....        United States         4,000,000        4,060,000
  Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ..............        United States           750,000          821,250
                                                                                                                         ----------
                                                                                                                          4,881,250
                                                                                                                         ----------
  TECHNOLOGY SERVICES 1.1%
  Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .....................        United States         4,000,000        4,140,000
  Decisionone Corp., senior sub. note, 9.75%, 8/01/07 .....................        United States         1,000,000          465,000
  Decisionone Holding Corp., senior disc. deb., zero cpn. to 8/01/02,
      11.50% thereafter, 8/01/08 ..........................................        United States         2,500,000          512,500
                                                                                                                         ----------
                                                                                                                          5,117,500
                                                                                                                         ----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                            PRINCIPAL
  HIGH INCOME FUND                                                                    COUNTRY                AMOUNT*        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  TELECOMMUNICATIONS 20.6%
  Arch Communications Group, senior disc. note, zero cpn. to 3/15/01,
     10.875% thereafter, 3/15/08 ..........................................          United States      $  6,000,000   $  3,570,000
  Dobson/Sygnet, Communications Co., senior note, A, 144A, 12.25%, 12/15/08          United States         4,500,000      4,545,000
  Flag Ltd., senior note, 8.25%, 1/30/08 ..................................          Bermuda               1,000,000        995,000
  Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 .............          Bermuda               5,000,000      5,287,500
  ICO Global Communications, 15.00%, 8/01/05 ..............................          Bermuda               5,000,000      3,750,000
  IntelCom Group Inc., senior secured disc. note, zero cpn. to
     5/01/01, 12.50% thereafter, 5/01/06 ..................................          United States         3,250,000      2,421,250
  Intermedia Communications Inc., senior disc. note, B, zero cpn. to
     7/15/02, 11.25% thereafter, 7/15/07 ..................................          United States         5,000,000      3,425,000
  Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 .......................          Bermuda               5,350,000      4,574,250
  IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ...............          United States         2,250,000      2,250,000
  Level 3 Communications Inc, senior disc. note, 144A, zero cpn
     to 12/01/03, 10.50% thereafter, 12/01/08 .............................          United States         3,000,000      1,702,500
  Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ...............          United States         5,000,000      4,962,500
  McCaw International Ltd., senior disc. note, zero cpn. to 4/15/02,
     13.00% thereafter, 4/15/07 ...........................................          United States         7,000,000      3,937,500
  Metrocall Inc., senior sub, note, 144A, 11.00%, 9/15/08 .................          United States         5,000,000      5,025,000
  Millicom International Cellular SA, senior disc. note, zero cpn
     to 6/01/01, 13.50% thereafter, 6/01/06 ...............................          Luxembourg            9,300,000      6,603,000
  Netia Holdings BV, senior disc. note, B, zero cpn. to
     11/01/01, 11.25% thereafter, 11/01/07 ................................          Poland                2,000,000      1,145,000
  Netia Holdings BV, senior note, B, 10.25%, 11/01/07 .....................          Poland                1,300,000      1,108,250
  Nextel Communications Inc., senior disc. note, zero cpn
     to 9/15/02, 10.65% thereafter, 9/15/07 ...............................          United States         7,000,000      4,497,500
  Nextel Communications Inc., senior disc. note, zero cpn
     to 10/31/02, 9.75% thereafter, 10/31/07 ..............................          United States         3,000,000      1,830,000
  NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .............          United States         1,400,000      1,344,000
  NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...............          United States         3,600,000      3,357,000
  Northeast Optic Network Inc., senior note, 12.75%, 8/15/08 ..............          United States         3,500,000      3,430,000
  Orion Network Systems Inc., senior disc. note, zero cpn
     to 1/15/02. 12.50% thereafter, 1/15/07 ...............................          United States         1,500,000        945,000
  Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 ................          Poland                8,000,000      7,320,000
  Rogers Cantel Mobile, senior secured deb., 9.75%, 6/01/16 ...............          Canada                3,000,000      3,225,000
  RSL Communications PLC, A, 144A, 12.00%, 11/01/08 .......................          United Kingdom        1,500,000      1,545,000
  Sprint Spectrum LP, senior disc. note, zero cpn
     to 8/15/01, 12.50% thereafter, 8/15/06 ...............................          United States        10,000,000      9,050,000
                                                                                                                        -----------
                                                                                                                         91,845,250
                                                                                                                        -----------
  TRANSPORTATION 4.1%
  American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .............          United States         3,100,000      3,162,000
  Eletson Holdings, first mortgage, 9.25%, 11/15/03 .......................          Greece                1,600,000      1,528,000
  Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ....................          Bermuda               4,500,000      4,770,000
  GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 ...........          Hong Kong             6,000,000      2,880,000
  MRS Logistica SA, B, 144A, 10.625%, 8/15/05 .............................          Brazil                5,000,000      2,525,000
  The Holt Group Inc., senior note, 144A, 9.75%, 1/15/06 ..................          United States         5,250,000      3,648,750
                                                                                                                        -----------
                                                                                                                         18,513,750
                                                                                                                        -----------
  UTILITIES 2.5%
  AES Corp., senior sub. note, 8.50%, 11/01/07 ............................          United States         1,000,000      1,017,500
  El Paso Electric Co., first mortgage, D, 8.90%, 2/01/06 .................          United States         2,500,000      2,856,250
  Empire Gas Corp., senior secured note, 7.00%
     to 7/15/99, 12.875% thereafter, 7/15/04 ..............................          United States         5,000,000      3,900,000
  Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 ..................          Netherlands           2,000,000      2,130,000
  Niagara Mohawk Power Corp., senior disc. note, H, zero cpn
     to 7/01/03, 8.50% thereafter, 7/01/10 ................................          United States         1,500,000      1,140,000
                                                                                                                        -----------
                                                                                                                         11,043,750
                                                                                                                        -----------
  TOTAL BONDS (COST $442,737,128) .........................................                                             417,141,648
                                                                                                                        -----------
  ZERO COUPON BONDS 1.5%
  CONSUMER NON-DURABLES 1.3%
  Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ...................          United States        10,000,000      5,750,000
                                                                                                                        -----------
  TELECOMMUNICATIONS .2%
(b),(c)  International Wireless Communications,
     senior disc. note, 8/15/01 ...........................................          United States         7,800,000        682,500
                                                                                                                        -----------
  TOTAL ZERO COUPON BONDS (COST $13,142,703) ..............................                                               6,432,500
                                                                                                                        -----------
  TOTAL LONG TERM INVESTMENTS (COST $457,417,080) .........................                                             425,050,056
                                                                                                                        -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                        PRINCIPAL
  HIGH INCOME FUND                                                                  COUNTRY             AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT 3.0%
Joint Repurchase Agreement 4.681%, 1/04/99
   (Maturity Value $13,394,669) (COST $13,387,706) ......................          United States       $ 13,387,706   $ 13,387,706
 Barclays Capital Inc. (Maturity Value $680,213)
 Bear, Stearns & Co. Inc. (Maturity Value $176,352)
 Chase Securities Inc. (Maturity Value $1,385,618)
 CIBC Oppenheimer Corp. (Maturity Value $1,385,618)
 Donald, Lufkin & Jenrette Securities Corp. (Maturity Value $1,385,618)
 Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,385,618)
 Goldman, Sachs & Co. (Maturity Value $377,897)
 Greenwich Capital Markets Inc. (Maturity Value $1,385,618)
 Lehman Brothers Inc. (Maturity Value $251,928)
 NationsBanc Montgomery Securities LLC (Maturity Value $1,385,618)
 Paine Webber Inc. (Maturity Value $755,793)
 Paribas Corp. (Maturity Value $1,385,618)
 Warburg Dillon Read LLC (Maturity Value $1,453,160)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      ------------
TOTAL INVESTMENTS (COST $470,804,786) 98.2% .............................                                              438,437,762
OTHER ASSETS, LESS LIABILITIES 1.8% .....................................                                                8,170,743
                                                                                                                      ------------
NET ASSETS 100.0% .......................................................                                             $446,608,505
                                                                                                                      ------------

See currency abbreviations on page 162.

(*)  Securities traded in U.S. Dollars unless otherwise indicated.
(a)  Non-income producing.
(b)  See Note 7 regarding defaulted securities.
(c)  See Note 8 regarding restricted securities.
(f)  See Note 1(c) regarding joint repurchase agreements.


86


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 INCOME SECURITIES FUND                                                                        SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 38.6%
 CONSUMER DURABLES .3%
 General Motors Corp. ...............................................................          55,000     $   3,935,938
                                                                                                          -------------
 CONSUMER NON-DURABLES 2.2%
 Philip Morris Cos. Inc. ............................................................         450,000        24,075,000
 RJR Nabisco Holdings Corp. .........................................................          60,000         1,781,250
                                                                                                          -------------
                                                                                                             25,856,250
                                                                                                          -------------
 ELECTRONIC TECHNOLOGY .1%
(a)Anacomp Inc. .....................................................................          85,000         1,583,125
                                                                                                          -------------
 ENERGY MINERALS 2.2%
 Athabasca Oil Sands Trust (Canada) .................................................         576,500         6,305,469
 BP Prudhoe Bay Royalty Trust .......................................................          50,000           237,500
 Canadian Oil Sands Trust Units (Canada) ............................................         500,000         5,777,995
 Enron Oil & Gas Co. ................................................................         340,000         5,865,000
 Pioneer Natural Resources Co. ......................................................         302,226         2,644,478
(a)Santa Fe Energy Resources Inc. ...................................................         279,642         2,062,360
 Snyder Oil Corp. ...................................................................          30,000           399,375
 Ultramar Diamond Shamrock Corp. ....................................................         125,000         3,031,250
                                                                                                          -------------
                                                                                                             26,323,427
                                                                                                          -------------
 NON-ENERGY MINERALS 1.3%
 Anglo American Platinum Corp. Ltd., ADR (South Africa) .............................         223,161         3,061,345
 AngloGold Ltd., ADR (South Africa) .................................................         395,000         7,727,188
 De Beers Consolidated Mines AG, ADR (South Africa) .................................          40,000           510,000
 Freeport-McMoRan Copper & Gold Inc., A .............................................         110,000         1,065,625
 Impala Platinum Holdings Ltd., ADR (South Africa) ..................................         216,500         2,944,205
                                                                                                          -------------
                                                                                                             15,308,363
                                                                                                          -------------
 PROCESS INDUSTRIES .2%
(a)Dan River Inc., A ................................................................         173,256         2,035,758
                                                                                                          -------------
 PRODUCER MANUFACTURING .6%
(a)Harvard Industries Inc. ..........................................................         137,330         1,047,139
 McDermott International Inc. .......................................................         260,000         6,418,750
                                                                                                          -------------
                                                                                                              7,465,889
                                                                                                          -------------
 REAL ESTATE 1.7%
 Equity Residential Properties Trust ................................................         150,000         6,065,625
 FelCor Lodging Trust Inc. ..........................................................         275,000         6,342,188
 Gables Residential Trust ...........................................................         150,000         3,478,125
 Meditrust Cos. .....................................................................         120,160         1,817,420
 Simon Property Group Inc. ..........................................................         102,900         2,932,650
                                                                                                          -------------
                                                                                                             20,636,008
                                                                                                          -------------
 TELECOMMUNICATIONS .4%
 U.S. West Inc. .....................................................................          70,000         4,523,750
                                                                                                          -------------
 UTILITIES 29.6%
 American Electric Power Co. Inc. ...................................................         390,000        18,354,375
 Central & South West Corp. .........................................................         500,000        13,718,750
 Cinergy Corp. ......................................................................         511,000        17,565,625
 Conectiv Inc. ......................................................................         500,000        12,250,000
 Dominion Resources Inc. ............................................................         325,000        15,193,750
 Edison International ...............................................................         425,000        11,846,875
 Energy East Corp. ..................................................................         125,000         7,062,500
 Entergy Corp. ......................................................................         500,000        15,562,500
 FirstEnergy Corp. ..................................................................         300,000         9,768,750
 Florida Progress Corp. .............................................................         390,000        17,476,875
 FPL Group Inc. .....................................................................         192,700        11,875,138
 GPU Inc. ...........................................................................         320,000        14,140,000

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


 INCOME SECURITIES FUND                                                                        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 UTILITIES (CONT.)
 Hawaiian Electric Industries Inc. ..................................................         142,000      $  5,715,500
 Houston Industries Inc. ............................................................         315,000        10,119,375
 KeySpan Energy Corp. ...............................................................         352,000        10,912,000
 Nevada Power Co. ...................................................................         175,000         4,550,000
 New Century Energies Inc. ..........................................................         380,000        18,525,000
 New England Electric System ........................................................         330,000        15,881,250
 Northern States Power Co. ..........................................................         210,000         5,827,500
 PacifiCorp .........................................................................         120,000         2,527,500
 PECO Energy Co. ....................................................................         400,000        16,650,000
 PG&E Corp. .........................................................................         450,000        14,175,000
 Potomac Electric Power Co. .........................................................         300,000         7,893,750
 Public Service Enterprise Group Inc. ...............................................         320,000        12,800,000
 SCANA Corp. ........................................................................         150,000         4,837,500
 Sempra Energy ......................................................................         525,000        13,321,875
 Southern Co. .......................................................................         480,000        13,950,000
 Texas Utilities Co. ................................................................         437,450        20,423,447
 Western Resources Inc. .............................................................         215,000         7,148,750
                                                                                                           ------------
                                                                                                            350,073,585
                                                                                                           ------------
 TOTAL COMMON STOCKS (COST $369,133,416) ............................................                       457,742,093
                                                                                                           ------------
 PREFERRED STOCKS .1%
 Freeport-McMoRan Copper & Gold Inc., 0.00%, pfd., Gold (COST $3,846,805) ...........         108,800         1,618,400
                                                                                                           ------------
 CONVERTIBLE PREFERRED STOCKS 7.9%
 CONSUMER SERVICES 1.0%
 CSC Holdings Inc., 8.50%, cvt. pfd., I .............................................          75,000         5,653,125
 Host Marriott Corp., 6.75%, cvt. pfd., 144A ........................................         100,000         4,100,000
 MediaOne Group Inc., 6.25%, cvt. pfd. ..............................................          30,000         1,995,000
                                                                                                           ------------
                                                                                                             11,748,125
                                                                                                           ------------
 ENERGY MINERALS 1.0%
 Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A ....................................          85,000           871,250
 Devon Financing Trust, $3.25, cvt. pfd., 144A ......................................          60,000         3,438,750
 Lomak Financing Trust, 5.75%, cvt. pfd. ............................................          10,000           181,250
 Lomak Financing Trust, 5.75% cvt. pfd., 144A .......................................         120,000         2,175,000
 Nuevo Energy Co., 5.75%, cvt. pfd., A ..............................................         140,000         4,497,500
 Patina Oil & Gas Corp., 7.125%, cvt. pfd. ..........................................          39,525           706,509
                                                                                                           ------------
                                                                                                             11,870,259
                                                                                                           ------------
 NON-ENERGY MINERALS 1.4%
 Armco Inc., $3.625, cvt. pfd., B ...................................................          65,000         2,827,500
 Battle Mountain Gold Co., $3.25, cvt. pfd. .........................................          66,300         2,477,963
 Coeur D'Alene Mines Corp., 7.00%, cvt. pfd. ........................................         135,000           911,250
 Cyprus Amax Minerals Co., $4.00, cvt. pfd., A ......................................          55,000         1,938,750
 Hecla Mining Co., 7.00%, cvt. pfd., B ..............................................          70,000         2,660,000
 Kinam Gold Inc., $3.75, cvt. pfd., B ...............................................         150,000         5,400,000
                                                                                                           ------------
                                                                                                             16,215,463
                                                                                                           ------------
 PRODUCER MANUFACTURING .3%
 EVI Inc., 5.00% cvt. pfd., 144A ....................................................         125,000         3,718,750
                                                                                                           ------------
 REAL ESTATE 2.6%
 Archstone Communities Trust, $1.75, cvt. pfd., A ...................................         400,000        10,700,000
 Glenborough Realty Trust, 7.75%, cvt. pfd., A ......................................         355,000         6,478,750
 Innkeepers USA Trust, 8.625%, cvt. pfd., A .........................................         175,000         3,543,750
 Prologis Trust, 7.00%, cvt. pfd., B ................................................         135,000         3,560,625
 Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ..............................         180,000         3,802,500
 Vornado Realty Trust, 6.50%, cvt. pfd., A ..........................................          60,000         2,910,000
                                                                                                           ------------
                                                                                                             30,995,625
                                                                                                           ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


 INCOME SECURITIES FUND                                                                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)

 TELECOMMUNICATIONS .6%
 Nortel Inversora SA, 10.00%, cvt. pfd. (Argentina) .................................         150,000     $   7,800,000
                                                                                                          -------------
 TRANSPORTATION .2%
 Union Pacific Capital Trust, 6.25%, cvt. pfd. ......................................          40,000         1,840,000
                                                                                                          -------------
 UTILITIES .8%
(c)CMS Energy Corp., 7.75%, cvt. pfd. ...............................................         160,000         9,440,000
                                                                                                          -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $108,833,059) .............................                        93,628,222
                                                                                                          -------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT*
                                                                                             -------
 BONDS 17.2%
 CONSUMER DURABLES .2%
 E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .........................    $  3,750,000         1,893,750
                                                                                                          -------------
 CONSUMER NON-DURABLES 3.4%
 Compania Alimentos Fargo SA, senior note, 144A, 13.25%, 8/01/08 (Argentina) ........       2,000,000         1,530,000
 Del Monte Corp., senior sub. note, B, 12.25%, 4/15/07 ..............................       4,000,000         4,500,000
 Doane Pet Care Co., senior sub. note, 144A, 9.75%, 5/15/07 .........................       2,197,000         2,257,418
 Evenflo Company Inc., senior note, 144A, 11.75%, 8/15/06 ...........................       2,000,000         2,070,000
 Hartmarx Corp., senior sub. note, 144A, 10.875%, 1/15/02 ...........................       8,300,000         8,341,500
 International Home Foods, senior sub. note, 10.375%, 11/01/06 ......................       4,100,000         4,458,750
 Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ...................       8,000,000         8,320,000
 RJR Nabisco Inc., senior note, 9.25%, 8/15/13 ......................................       5,000,000         5,133,370
 Specialty Foods Corp., senior note, B, 10.25%, 8/15/01 .............................       4,000,000         3,660,000
 The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 .....................         500,000           547,500
                                                                                                          -------------
                                                                                                             40,818,538
                                                                                                          -------------
 CONSUMER SERVICES 4.0%
 AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ..................         650,000           529,750
 Aztar Corp., senior sub. note, 11.00%, 10/01/02 ....................................       9,000,000         9,225,000
 Benedek Broadcasting, senior note, 11.875%, 3/01/05 ................................       2,000,000         2,140,000
 Continental Cablevision Inc., senior sub. deb., 9.50%, 8/01/13 .....................       8,000,000         9,537,328
 CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...............................       4,000,000         4,470,000
 Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ............................         500,000           522,500
 Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ..........................         500,000           502,500
 Harvey's Casino Resorts, senior sub. note, 10.625%, 6/01/06 ........................       2,200,000         2,387,000
 Helicon Group, S.F., senior secured note, B, 11.00%, 11/01/03 ......................       7,300,000         7,628,500
 Rio Hotel & Casino Inc., senior sub. note, 10.625%, 7/15/05 ........................       8,000,000         8,760,000
 Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ...................       2,000,000         1,860,000
                                                                                                          -------------
                                                                                                             47,562,578
                                                                                                          -------------
 ELECTRONIC TECHNOLOGY .9%
 Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ................................       6,000,000         6,210,000
 Maxtor Corp., cvt. sub. deb., 5.75%, 3/01/12 .......................................       1,500,000           967,500
 Samsung Electronics America Inc., A, 9.75%, 5/01/03 ................................       4,000,000         3,860,000
                                                                                                          -------------
                                                                                                             11,037,500
                                                                                                          -------------
 ENERGY MINERALS 2.1%
 Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .....................       1,000,000           975,000
 Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) .............       9,000,000         8,415,000
 Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ..........................       4,000,000         3,380,000
 Gerrity Oil & Gas Corp., senior sub. note, 11.75%, 7/15/04 .........................       9,835,000         9,884,175
 Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 .............................       1,000,000         1,107,500
 Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ........................       1,000,000         1,010,000
                                                                                                          -------------
                                                                                                             24,771,675
                                                                                                          -------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                            PRINCIPAL
INCOME SECURITIES FUND                                                                        AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
 FINANCE .3%
 IBJ Preferred Capital Co. LLC, A, 8.79%, 12/29/49 ..................................    $  4,000,000     $   3,320,000
                                                                                                          -------------
 HEALTH TECHNOLOGY .5%
 Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 .....................       3,000,000         3,345,000
 ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ...........................       3,000,000         3,090,000
                                                                                                          -------------
                                                                                                              6,435,000
                                                                                                          -------------
 INDUSTRIAL SERVICES .2%
 First Wave Marine Inc., senior note, 11.00%, 2/01/08 ...............................       1,000,000           935,000
 Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ...........       1,000,000         1,030,000
                                                                                                          -------------
                                                                                                              1,965,000
                                                                                                          -------------
 NON-ENERGY MINERALS .3%
 Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 (Canada) .......................       5,500,000         4,063,125
                                                                                                          -------------
 PROCESS INDUSTRIES 3.2%
 Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ......................       6,000,000         6,285,000
 Asia Pulp & Paper Co. Ltd., 12.00%, 12/29/49 (Indonesia) ...........................       5,000,000         2,900,000
 Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ........................      10,000,000        10,200,000
 Four M Corp., senior note, B, 12.00%, 6/01/06 ......................................       2,000,000         1,530,000
 Packaging Resources Inc., senior note, 11.625%, 5/01/03 ............................       3,000,000         3,165,000
 Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ..............................       3,000,000         2,955,000
 RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ...................................      10,000,000         1,650,000
 Riverwood International, senior sub. note, 10.875%, 4/01/08 ........................       5,000,000         4,550,000
 Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 (Indonesia) ............       6,500,000         3,477,500
 U.S. Can Corp., senior sub. note, B, 10.125%, 10/15/06 .............................         300,000           309,000
 UCC Investors, senior note, 10.50%, 5/01/02 ........................................         725,000           786,625
                                                                                                          -------------
                                                                                                             37,808,125
                                                                                                          -------------
 PRODUCER MANUFACTURING 1.1%
 Collins & Aikman Corp., senior sub. note, 11.50%, 4/15/06 ..........................       4,000,000         4,180,000
 Nortek Inc., senior sub. note, 9.875%, 3/01/04 .....................................       2,000,000         2,080,000
 Outsourcing Services Group, senior sub. note, 144A, 10.875%, 3/01/06 ...............       2,000,000         1,910,000
 Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 ............................       2,696,000         2,709,480
 Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 (Canada) .........       1,350,000         1,275,750
                                                                                                          -------------
                                                                                                             12,155,230
                                                                                                          -------------
 TELECOMMUNICATIONS .6%
 Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 ............................       3,000,000         3,015,000
 Paging Network, senior sub. note, 10.125%, 8/01/07 .................................       3,000,000         2,910,000
 Telewest Communications PLC, senior note, 144A, 11.25%, 11/01/08 (United Kingdom) ..       1,000,000         1,125,000
                                                                                                          -------------
                                                                                                              7,050,000
                                                                                                          -------------
 UTILITIES .4%
 Midland Funding Corp. I, C-94, 10.33%, 7/23/02 .....................................       2,732,274         2,902,041
 Texas-New Mexico Power Co., secured deb., 10.75%, 9/15/03 ..........................       2,000,000         2,151,978
                                                                                                          -------------
                                                                                                              5,054,019
                                                                                                          -------------
 TOTAL BONDS (COST $213,066,723) ....................................................                       203,934,540
                                                                                                          -------------
 CONVERTIBLE BONDS 4.3%
 ELECTRONIC TECHNOLOGY .7%
 BEA Systems, Inc., cvt., 4.00%, 6/15/05 ............................................         750,000           461,250
 Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ...................................       8,000,000         7,800,000
                                                                                                          -------------
                                                                                                              8,261,250
                                                                                                          -------------
 ENERGY MINERALS 1.1%
 Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14 ....................................       9,000,000         8,865,000
 Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 ..................................       5,000,000         3,562,500
                                                                                                          -------------
                                                                                                             12,427,500
                                                                                                          -------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                              PRINCIPAL
 INCOME SECURITIES FUND                                                                        AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 HEALTH SERVICES .3%
 Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 ...........................    $  9,500,000     $   3,135,000
 Medical Care International Inc., cvt. sub. deb., 6.75%, 10/01/06 ...................       1,000,000           880,000
                                                                                                          -------------
                                                                                                              4,015,000
                                                                                                          -------------
 INDUSTRIAL SERVICES .2%
 Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 .......................       3,660,000         2,433,900
                                                                                                          -------------
 NON-ENERGY MINERALS .6%
 Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 (Ghana) .................................       5,000,000         3,925,000
 Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ...................         100,000            59,000
 Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .........................       6,000,000         3,480,000
                                                                                                          -------------
                                                                                                              7,464,000
                                                                                                          -------------
 PROCESS INDUSTRIES .3%
 APP Finance VI Mauritius, cvt., 11/18/12 (Singapore) ...............................      11,500,000         1,681,875
 FMC Corp., cvt. senior sub. deb., 6.75%, 1/16/05 ...................................       1,800,000         1,638,000
                                                                                                          -------------
                                                                                                              3,319,875
                                                                                                          -------------
 PRODUCER MANUFACTURING .2%
 Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ..........................       4,000,000         2,360,000
                                                                                                          -------------
 REAL ESTATE .8%
 Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ........................       5,500,000         3,994,375
 The Macerich Co., cvt., 144A, 7.25%, 12/15/02 ......................................       5,500,000         5,280,000
                                                                                                          -------------
                                                                                                              9,274,375
                                                                                                          -------------
 RETAIL TRADE .1%
 Drug Emporium Inc., S.F., cvt. sub. deb., 7.75%, 10/01/14 ..........................       1,180,000           985,300
                                                                                                          -------------
 TOTAL CONVERTIBLE BONDS (COST $63,374,773) .........................................                        50,541,200
                                                                                                          -------------
 ZERO COUPON/STEP-UP BONDS 2.2%
 AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
 12.25% thereafter, 3/15/06 .........................................................       2,438,000         1,407,945
 Marcus Cable Co., zero cpn. to 6/15/00, 14.25% thereafter, 12/15/05 ................      14,000,000        13,335,000
 Mesa Operating Co., zero cpn. to 7/01/01,11.625% thereafter, 7/01/06 ...............       1,300,000           997,750
 Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
 9.95% thereafter, 2/15/08 ..........................................................       8,200,000         4,899,500
 Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
 12.125% thereafter, 4/15/08 ........................................................       5,000,000         2,300,000
 Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ..............................       6,000,000         3,450,000
                                                                                                          -------------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $27,628,177) .................................                        26,390,195
                                                                                                          -------------
 U.S. GOVERNMENT SECURITIES 13.3%
 U.S. Treasury Bond, 7.125%, 2/15/23 ................................................      20,000,000        24,681,260
 U.S. Treasury Bond, 6.25%, 8/15/23 .................................................      86,000,000        96,239,418
 U.S. Treasury Bond, 6.00%, 2/15/26 .................................................      23,000,000        25,105,949
 U.S. Treasury Note, 6.375%, 8/15/02 ................................................      11,000,000        11,605,000
                                                                                                          -------------
 TOTAL U.S. GOVERNMENT SECURITIES (COST $135,751,766) ...............................                       157,631,627
                                                                                                          -------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES 13.7%
 Escom, E168, utility deb., 11.00%, 6/01/08 (South Africa) ..........................     120,000,000 ZAR    15,145,974
 Republic of Argentina, FRN, 5.75%, 3/31/23 .........................................     100,000,000        72,187,500
 Republic of Brazil, FRN, 6.75%, 1/01/01 ............................................       6,150,000         5,581,125
 Republic of Brazil, FRN, 6.125%, 4/15/06 ...........................................      15,360,000         9,945,600
 Republic of Brazil, FRN, 5.50%, 4/15/24 ............................................      39,000,000        23,400,000
 Republic of Korea, 8.875%, 4/15/08 .................................................      24,000,000        24,780,000
 Republic of South Africa, 12.00%, 2/28/05 ..........................................      50,000,000 ZAR     7,182,015
 Russia Ministry of Finance, 11.75%, 6/10/03 ........................................       9,000,000         2,599,983
 Russia Ministry of Finance, 10.00%, 6/26/07 ........................................       8,000,000         2,280,000
                                                                                                          -------------
 TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $160,240,931) .................                       163,102,197
                                                                                                          -------------
 TOTAL LONG TERM INVESTMENTS (COST $1,081,875,650) ..................................                     1,154,588,474
                                                                                                          -------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                     PRINCIPAL
 INCOME SECURITIES FUND                                                                                AMOUNT*         VALUE
---------------------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT .8%
 Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $9,203,381) (COST $9,198,596) ......  $  9,198,596        $  9,198,596
  Barclays Capital Inc. (Maturity Value $467,370)
  Bear, Stearns & Co. Inc. (Maturity Value $121,171)
  Chase Securities Inc. (Maturity Value $952,048)
  CIBC Oppenheimer Corp. (Maturity Value $952,048)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $952,048)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $952,048)
  Goldman, Sachs & Co. (Maturity Value $259,650)
  Greenwich Capital Markets Inc. (Maturity Value $952,048)
  Lehman Brothers Inc. (Maturity Value $173,100)
  NationsBanc Montgomery Securities LLC (Maturity Value $952,048)
  Paine Webber Inc. (Maturity Value $519,299)
  Paribas Corp. (Maturity Value $952,048)
  Warburg Dillon Read LLC (Maturity Value $998,455)
    Collateralized by U.S. Treasury Bills & Notes ...............................................                     --------------
 TOTAL INVESTMENTS (COST $1,091,074,246) 98.1% ..................................................                      1,163,787,070
 OTHER ASSETS, LESS LIABILITIES 1.9% ............................................................                         22,052,817
                                                                                                                      --------------
 NET ASSETS 100.0% ..............................................................................                     $1,185,839,887
                                                                                                                      ==============

See currency abbreviations on page 162.

*Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(c)See Note 8 regarding restricted securities.
(f)See Note 1(c) regarding joint repurchase agreements.

92                                        See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                                         PRINCIPAL
 MONEY MARKET FUND                                                                         AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
 CERTIFICATES OF DEPOSIT 19.3%
 Bank of America NT & SA, 5.10%, 3/05/99 ............................................   $ 5,000,000   $ 5,000,000
 Bayerische Vereinsbank, New York Branch, 4.95%, 5/18/99 - 5/19/99 ..................    10,000,000    10,000,000
 Commerzbank AG, New York Branch, 5.43%, 1/26/99 ....................................     5,000,000     5,000,034
 Deutsche Bank AG, New York Branch, 5.685%, 6/03/99 .................................     4,850,000     4,851,929
 Dresdner Bank AG, New York Branch, 5.09%, 4/07/99 ..................................     5,000,000     5,000,130
 Landesbank Hessen Thuringen, New York Branch, 5.27%, 1/12/99 .......................     5,000,000     5,000,008
 National Westminster Bank, New York Branch, 5.745%, 4/06/99 ........................     5,000,000     4,997,823
 Rabobank Nederland, NV, New York Branch, 5.70%, 4/20/99 ............................     5,000,000     4,997,591
 Societe Generale, New York Branch, 5.56% - 5.58%, 1/19/99 - 1/22/99 ................    10,000,000     9,999,784
 Swiss Bank Corp., New York Branch, 5.81%, 4/29/99 ..................................     5,000,000     4,999,381
 Toronto Dominion Bank, New York Branch, 4.94% - 5.59%, 2/09/99 - 6/15/99 ...........    10,000,000    10,000,000
 UBS AG, New York Branch, 5.11%, 1/14/99 - 1/15/99 ..................................    10,000,000    10,000,000
                                                                                                      -----------
 TOTAL CERTIFICATES OF DEPOSIT (COST $79,846,680) ...................................                  79,846,680
                                                                                                      -----------
(d)COMMERCIAL PAPER 63.9%
 AIG Funding Inc., 5.35%, 1/12/99 - 1/13/99 .........................................    10,000,000     9,982,910
 American Express Credit Corp., 5.00% - 5.30%, 1/04/99 - 3/04/99 ....................    15,000,000    14,951,796
 Associates Corp. of North America, 5.01% - 5.35%, 1/25/99 - 2/03/99 ................    15,000,000    14,936,938
 Bellsouth Telecommunications Inc., 5.15%, 2/24/99 ..................................     5,000,000     4,961,375
 Campbell Soup Co., 4.97% - 5.07%, 3/17/99 - 3/29/99 ................................    17,000,000    16,801,474
 Canada Bills, 4.83%, 5/11/99 .......................................................     5,000,000     4,912,792
 Canadian Imperial Holdings Inc., 4.94%, 4/12/99 ....................................     5,000,000     4,930,703
 Canadian Wheat Board, 5.05%, 2/05/99 ...............................................     5,000,000     4,975,451
 Chevron U.K. Investment PLC, 4.87% - 4.90%, 5/14/99 - 5/21/99 ......................    15,000,000    14,722,774
 CIESCO, L.P., 5.00% - 5.125%, 1/06/99 - 1/08/99 ....................................    10,000,000     9,991,545
 Coca Cola Co., 5.07%, 2/17/99 - 2/19/99 ............................................    15,000,000    14,898,600
 Commerzbank US Finance Inc., 5.45%, 2/12/99 ........................................     5,000,000     4,968,208
 Dupont (E.I.) De Nemours & Co., 4.90% - 5.16%, 1/07/99 - 4/14/99 ...................    15,000,000    14,896,986
 Export Development Corp., 4.95%, 1/20/99 ...........................................     5,000,000     4,986,937
 General Electric Capital Corp., 5.34% - 5.48%, 1/14/99 - 1/25/99 ...................    20,000,000    19,943,982
 International Lease Finance Corp., 5.12%, 2/04/99 ..................................     5,000,000     4,975,822
 J. P. Morgan & Co. Inc., 4.94%, 4/13/99 ............................................     5,000,000     4,930,017
 Merrill Lynch & Co. Inc., 5.31% - 5.33%, 1/11/99 - 1/29/99 .........................    10,000,000     9,971,947
 Motorola Inc., 5.07% - 5.12%, 1/26/99 - 1/28/99 ....................................    10,000,000     9,963,210
 National Rural Utilities Cooperative Finance Corp., 4.94% - 5.12%, 2/08/99 - 4/16/99    17,575,000    17,428,611
 Province of Alberta, 5.34%, 1/20/99 ................................................    10,000,000     9,971,817
 Province of British Columbia, 4.80% - 5.29%, 3/08/99 - 6/09/99 .....................    17,000,000    16,721,887
 Societe Generale N.A. Inc., 5.30%, 1/21/99 .........................................     5,000,000     4,985,278
 Toyota Motor Credit Corp., 5.15% - 5.36%, 1/15/99 - 2/05/99 ........................    10,000,000     9,964,543
 Walt Disney Co., 5.15%, 1/26/99 - 1/28/99 ..........................................    15,000,000    14,944,208
                                                                                                      -----------
 TOTAL COMMERCIAL PAPER (COST $264,719,811) .........................................                 264,719,811
                                                                                                      -----------
 U.S. GOVERNMENT AGENCY SECURITIES 11.7%
 Federal Farm Credit Bank, 4.80%, 4/30/99 ............................................   10,000,000     9,841,333
 Federal Home Loan Bank, 4.72% - 4.81%, 5/26/99 - 6/16/99 ...........................    10,099,000     9,891,155
 Freddie Mac, 4.78% - 4.86%, 3/26/99 - 5/14/99 ......................................    14,439,000    14,247,210
 Fannie Mae, 4.72% - 4.74%, 6/10/99 .................................................    15,000,000    14,684,444
                                                                                                      -----------
 TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $48,664,142) .........................                  48,664,142
                                                                                                      ===========
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $393,230,633) .................                 393,230,633
                                                                                                      ===========


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                     PRINCIPAL
 MONEY MARKET FUND                                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
(g)REPURCHASE AGREEMENTS 4.8%
 NationsBanc Montgomery Securities LLC, 4.50%, 1/04/99 (Maturity Value $9,959,977)
   Collateralized by U.S. Treasury Notes .........................................   $ 9,955,000    $  9,955,000
 Warburg Dillon Read LLC, 4.75%, 1/04/99 (Maturity Value $9,960,254)
   Collateralized by U.S. Treasury Notes .........................................      9,955,000      9,955,000
                                                                                                    ------------
 TOTAL REPURCHASE AGREEMENTS (COST $19,910,000) ..................................                    19,910,000
                                                                                                    ------------
 TOTAL INVESTMENTS (COST $413,140,633) 99.7% .....................................                   413,140,633
 OTHER ASSETS, LESS LIABILITIES .3% ..............................................                     1,200,125
                                                                                                    ------------
 NET ASSETS 100.0% ...............................................................                  $414,340,758
                                                                                                    ============


(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(g)See Note 1(c) regarding repurchase agreements.

94                                        See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                SHARES/
MUTUAL DISCOVERY SECURITIES FUND                                                  COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 79.8%
  AUTOMOBILES .7%
  General Motors Corp. .................................................       United States      20,000     $  1,431,250
  Volvo AB, B ..........................................................          Sweden           5,000          114,733
                                                                                                             ------------
                                                                                                                1,545,983
                                                                                                             ------------
  BANKING 3.6%
  Banca Nazionale del Lavoro SpA, di Risp ..............................           Italy         484,000        1,354,895
  Bank One Corp. .......................................................       United States      10,700          546,369
  BankAmerica Corp. ....................................................       United States     10,738           645,622
  Crestar Financial Corp. ..............................................       United States       2,700          194,400
  Kapital Holding ......................................................          Denmark         12,740          630,544
  Merita AS ............................................................          Finland        130,600          830,533
  UST Corp., Inc. ......................................................       United States      85,000        2,002,813
  Vermont Financial Services Corp. .....................................       United States      58,100        1,931,825
                                                                                                             ------------
                                                                                                                8,137,001
                                                                                                             ------------
  BEVERAGES & TOBACCO 3.6%
  Farmer Brothers Co. ..................................................       United States       7,000        1,498,000
  Heineken Holding NV, A ...............................................        Netherlands       8,917           427,628
  Kita Kyushu Coca-Cola Bottling Co. Ltd. ..............................           Japan          36,700        1,151,755
  Mikuni Coca-Cola Bottling Co. ........................................           Japan          35,000          749,335
  Philip Morris Companies. Inc. ........................................       United States      34,000        1,819,000
  RJR Nabisco Holdings Corp. ...........................................       United States      82,000        2,434,375
  Shikoku Coca-Cola Bottling Co. Ltd. ..................................           Japan           1,300           15,893
                                                                                                             ------------
                                                                                                                8,095,986
                                                                                                             ------------
  BROADCASTING & PUBLISHING 5.3%
  Alma Media OYJ, Series 2 .............................................          Finland         39,100        1,274,144
(a)Capstar Broadcasting Corp., A .......................................       United States       4,100           93,788
(a)Chancellor Media Corp., A ...........................................        United States     27,800        1,330,925
  Dow Jones & Co. Inc. .................................................       United States      39,500        1,900,938
(a)Mediaone Group Inc. .................................................        United States     19,000          893,000
(a) Modern Times Group AB ..............................................            Sweden        72,000        1,065,903
  NV Holdingsmij de Telegraaf ..........................................        Netherlands       83,150        2,237,478
  Seat Pagine Gialle SpA ...............................................           Italy       2,469,000        1,897,109
  United News & Media Plc. .............................................      United Kingdom     106,280          920,368
  Washington Post Co., B ...............................................       United States         500          288,969
                                                                                                             ------------
                                                                                                               11,902,622
                                                                                                             ------------
  BUSINESS & PUBLIC SERVICES 5.5%
  Corporate Services Group Plc., A .....................................      United Kingdom     893,191        2,251,367
  IFIL Finanziaria Partecipazioni SpA ..................................           Italy         324,000        1,356,761
  Ratin AS, B ..........................................................          Denmark            365           77,422
  Sophus Berendsen AS, B ...............................................          Denmark         53,118        1,844,462
  Suez Lyonnaise des Eaux SA ...........................................          France          32,968        6,775,136
(a)Suez Lyonnaise des Eaux SA, fgn. ....................................          France           8,300              242
                                                                                                             ------------
                                                                                                               12,305,390
                                                                                                             ------------
  CHEMICALS 2.9%
(a) Bush Boake Allen Inc. ..............................................       United States      55,000        1,938,750
  Chemfirst Inc. .......................................................       United States      43,000          849,250
  Morton International Inc. ............................................       United States      75,100        1,839,950
  Olin Corp. ...........................................................       United States      16,100          455,831
  Yule Catto & Company Plc. ............................................      United Kingdom     318,144        1,323,284
                                                                                                             ------------
                                                                                                                6,407,065
                                                                                                             ------------
  DATA PROCESSING & REPRODUCTION .4%
(a)National Processing Inc. ............................................       United States      34,000          187,000
  Tecnost Mael SpA .....................................................           Italy         201,100          663,446
                                                                                                             ------------
                                                                                                                  850,446
                                                                                                             ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY       WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
  ELECTRICAL & ELECTRONICS 2.3%
  Philips Electronics NV ...............................................        Netherlands       28,100       $  1,886,609
                                                                                                               ------------
  Philips Electronics NV, ADR ..........................................        Netherlands        5,300            358,744
  Racal Electronics Plc. ...............................................      United Kingdom     349,303          2,016,607
(a)Wang Laboratories Inc., A ...........................................       United States      28,100            779,775
                                                                                                               ------------
                                                                                                                  5,041,735
                                                                                                               ------------
  ELECTRONIC COMPONENTS & INSTRUMENTS .2%
(a)Amphenol Corp., A ...................................................       United States      10,032            302,841
(a)NBS Technologies Inc. ...............................................           Canada         54,600             56,875
                                                                                                               ------------
                                                                                                                    359,716
                                                                                                               ------------
  ENERGY EQUIPMENT & SERVICES 3.7%
  Baker Hughes Inc. ....................................................       United States      54,900            971,044
(a)BJ Services Co. .....................................................       United States      73,000          1,140,625
(a) Cie Generale De Geophysique SA .....................................           France          8,600            501,418
(a) Cie Generale De Geophysique SA, ADR ................................           France         30,000            326,250
(a) Cooper Cameron Corp. ...............................................        United States     37,500            918,750
  ISIS SA ..............................................................           France          8,278            591,265
(a) Noble Drilling Corp. ...............................................        United States     66,100            855,169
  Transocean Offshore Inc. .............................................        United States     42,900          1,150,256
(a) Veritas DGC Inc. ...................................................        United States    100,400          1,305,200
(a) Weatherford International Inc. .....................................        United States     27,000            523,125
                                                                                                               ------------
                                                                                                                  8,283,102
                                                                                                               ------------
  ENERGY SOURCES 4.0%
(a) Conoco Inc., A .....................................................        United States     15,000            313,125
  Electrafina SA .......................................................           Belgium        32,809          4,297,653
(a) Ocean Energy Inc. ..................................................        United States     52,900            333,931
(a) Santa Fe Energy Resources Inc. .....................................        United States    147,700          1,089,288
  Societe Elf Aquitaine SA, Br. ........................................           France         21,300          2,463,177
  Societe Elf Aquitaine SA, ADR ........................................           France          9,000            509,625
                                                                                                               ------------
                                                                                                                  9,006,799
                                                                                                               ------------
  FINANCIAL SERVICES 7.8%
(a) Amerin Corp. .......................................................        United States        200              4,725
  Bankers Trust Corp. ..................................................        United States      4,500            384,469
  Bear Stearns Co. Inc. ................................................        United States     19,700            736,288
(a) Cir Cie Industriali Riunite SpA Torino .............................             Italy       500,900            562,279
(a) Cir Cie Industriali Riunite SpA Torino, Di Risp ....................             Italy       132,400            142,201
  CIT Group Inc., A ....................................................        United States     34,500          1,097,531
  Corporacion Financiera Alba SA .......................................            Spain         13,850          2,316,551
  Electra Investment Trust Plc. ........................................        United Kingdom   139,500          1,270,714
  Greenpoint Financial Corp. ...........................................        United States     21,500            755,188
  Household International Inc. .........................................        United States     45,200          1,791,050
  Indymac Mortgage Holdings Inc. .......................................        United States     30,700            324,269
(c)Laser Mortgage Management Inc. ......................................        United States     94,000            511,125
  Lehman Brothers Holdings Inc. ........................................        United States     42,100          1,855,031
(a) Mercury European Privitization Trust Plc., wts. ....................        United Kingdom   540,000            552,533
  Metris Cos. Inc. .....................................................        United States     14,600            734,563
  Morgan Stanley Dean Witter & Co. .....................................        United States     17,000          1,207,000
  Pargesa Holdings SA ..................................................         Switzerland         700          1,105,934
  Pioneer Group Inc. ...................................................        United States     60,600          1,196,850
  Sunamerica Inc. ......................................................        United States     13,200          1,070,850
                                                                                                               ------------
                                                                                                                 17,619,151
                                                                                                               ------------
  FOOD & HOUSEHOLD PRODUCTS 1.5%
  Hillsdown Holdings Plc. ..............................................        United Kingdom   859,900          1,087,304
(a) Rubbermaid Inc .....................................................        United States     10,700            336,381
(a) Scott's Restaurants Inc. ...........................................            Canada        18,800             86,901

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY      WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
  FOOD & HOUSEHOLD PRODUCTS (CONT.)
(a)Scott's Restaurants Inc., C .........................................         Canada          50,000      $   224,609
  U.S. Industries Inc. .................................................      United States      83,500        1,555,188
                                                                                                             -----------
                                                                                                               3,290,383
                                                                                                             -----------
  HEALTH & PERSONAL CARE .1%
(a) Ventas Inc. ........................................................      United States      25,700          313,219
                                                                                                             -----------
  INDUSTRIAL COMPONENTS 3.0%
  BTR Plc. .............................................................      United Kingdom    382,200          782,141
  Charter Plc. .........................................................      United Kingdom    137,000          743,066
  DT Industries Inc. ...................................................      United States     100,000        1,575,000
  Konin Emballage Ind Van Leer .........................................        Netherlands       2,400           50,514
  Lucas Varity Plc. ....................................................      United Kingdom    665,000        2,190,666
  Lucas Varity Plc., ADR ...............................................      United Kingdom     11,500          385,250
(a)Owens-Illinois Inc. .................................................      United States      31,600          967,750
                                                                                                             -----------
                                                                                                               6,694,387
                                                                                                             -----------
  INSURANCE 1.6%
(a) Alleghany Corp. ....................................................      United States       2,020          379,508
  Allmerica Financial Corp. ............................................      United States       1,500           86,813
  Assurances Generales de France AGF ...................................          France         16,912        1,010,566
  Berkeley W R Corp. ...................................................      United States      21,800          742,563
(a) Companhia de Seguros Mundial Confianca SA ..........................         Portugal        14,600          464,342
  Provident Companies Inc. .............................................      United States       3,500          145,250
  Sampo Insurance Co. Plc., A ..........................................         Finland         22,000          838,567
                                                                                                             -----------
                                                                                                               3,667,609
                                                                                                             -----------
  LEISURE & TOURISM 1.0%
(a) Promus Hotel Corp. .................................................      United States      16,700          540,663
  Thistle Hotels Plc. ..................................................      United Kingdom    988,135        1,767,316
                                                                                                             -----------
                                                                                                               2,307,979
                                                                                                             -----------
  MACHINERY & ENGINEERING 2.7%
(a) Gardner Denver Inc. ................................................      United States      70,000        1,032,500
  IMI Plc. .............................................................      United Kingdom    169,400          669,370
  Siebe Plc. ...........................................................      United Kingdom    196,100          769,979
(a) Sulzer AG ..........................................................        Switzerland         600          365,198
  TT Group Plc. ........................................................      United Kingdom    546,250        1,940,344
  United Dominion Industries Ltd. ......................................          Canada         65,600        1,336,600
                                                                                                             -----------
                                                                                                               6,113,991
                                                                                                             -----------
  MERCHANDISING 1.3%
(a) Federated Department Stores Inc. ...................................      United States      12,600          548,888
  FKI Plc. .............................................................      United Kingdom    710,500        1,589,922
(a) Toys R Us Inc. .....................................................      United States      50,300          848,813
                                                                                                             -----------
                                                                                                               2,987,623
                                                                                                             -----------
  METALS & MINING 1.5%
(a) Olympic Steel Inc. .................................................      United States      35,300          176,500
(a) Stillwater Mining Co. ..............................................      United States      22,600          926,600
  Trelleborg AB, B .....................................................          Sweden        279,300        2,274,149
                                                                                                             -----------
                                                                                                               3,377,249
                                                                                                             -----------
  MULTI-INDUSTRY 18.6%
  Aker RGI ASA, A ......................................................          Norway         69,500          729,755
  Albatros Investissement SA ...........................................          France         11,800          422,470
(a) Berkshire-Hathaway Inc., A .........................................       United States         21        1,470,000
  Brierley Investments Ltd. ............................................        New Zealand   4,767,154        1,082,849
  CGIP-Compagnie Generale Industrie de Participation ...................          France         66,330        3,657,162
  Cie Financiere Richemont AG, A .......................................        Switzerland       2,861        4,045,185

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY       WARRANTS         VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  MULTI-INDUSTRY (CONT.)
  Custos AB, A .............................................................      Sweden           72,400     $  1,429,100
  Custos AB, B .............................................................      Sweden           81,540        1,594,425
  Financiere Et Industrielle Gaz Et Eaux SA ................................      France            7,410          393,965
  Forvaltnings AB Ratos, B .................................................      Sweden          168,200        1,182,783
  Inchcape Plc. ............................................................  United Kingdom      462,800          989,432
  Investor AB, A ...........................................................      Sweden           24,150        1,075,545
  Investor AB, B ...........................................................      Sweden           95,850        4,327,901
  Invik & Co. AB, B ........................................................      Sweden           13,500        1,099,213
  Kansas City Southern Industries Inc. .....................................   United States      134,000        6,591,125
  Kinnevik AB, B ...........................................................      Sweden           37,887          888,072
  Lagardere S.C.A ..........................................................      France           36,870        1,567,546
  Montedison SpA ...........................................................       Italy        2,800,000        3,713,654
  Rieber & Son AS, B .......................................................      Norway          100,000          741,567
(a)Saab AB, B ..............................................................       Sweden         184,100        1,930,531
(a)Societe Europeenne de Communication SA, ADR .............................       Sweden          18,000          326,250
  Ste Eurafrance ...........................................................      France            1,633        1,081,612
  Tomkins Plc. .............................................................  United Kingdom      293,718        1,382,950
                                                                                                               -----------
                                                                                                                41,723,092
                                                                                                               -----------
  REAL ESTATE 2.2%
(a)Asticus AB ..............................................................      Sweden           49,285          483,377
  Castellum AB .............................................................      Sweden           79,400          862,000
  First Union Real Estate Equity & Mtg. Investments, SBI ...................   United States       69,000          405,375
  LNR Property Corp. .......................................................   United States       38,200          761,613
  LNR Property Corp., B ....................................................   United States       39,000          777,563
  Security Capital European Realty .........................................   United States       11,745          234,900
(a)Security Capital US Realty, A ...........................................     Luxembourg        79,800          790,020
  Starwood Hotels & Resorts Trust ..........................................   United States       26,500          601,219
                                                                                                               -----------
                                                                                                                 4,916,067
                                                                                                               -----------
  TELECOMMUNICATIONS 2.9%
(a)Embratel Participacoes SA ...............................................       Brazil      18,770,000          163,116
(a)Tele Celular Sul Participacoes SA .......................................       Brazil      18,952,000           17,568
(a)Tele Centro Oeste Celular Participacoes SA ..............................       Brazil      18,770,000           14,758
(a)Tele Centro Sul Participacoes SA ........................................       Brazil      19,906,100          131,801
(a)Tele Norte Leste Participacoes SA, ADR ..................................       Brazil      19,655,300          161,049
(a) Tele Sudeste Celular Participacoes SA ..................................        Brazil     18,770,000           52,819
  Telecom Italia SpA .......................................................       Italy          199,700        1,703,868
  Telecom Italia SpA, di Risp ..............................................       Italy          159,000          999,257
(a)Tele-Communications Inc., A .............................................   United States       28,400        1,570,875
(a)Telemig Celular Participacoes SA ........................................       Brazil      18,770,000           13,205
  Telephone & Data Systems Inc. ............................................   United States       31,000        1,393,063
(a)Telesp Celular Participacoes SA .........................................       Brazil      18,770,000           80,781
(a)Telesp Participacoes SA .................................................       Brazil      17,843,900          228,910
                                                                                                               -----------
                                                                                                                 6,531,070
                                                                                                               -----------
  TRANSPORTATION 2.8%
  ASG AB, B ................................................................      Sweden           27,900          528,344
  BTL AB, B ................................................................      Sweden          319,500        1,261,319
  Florida East Coast Industries Inc. .......................................   United States       26,200          921,913
  Golden Ocean Group Ltd., wts., 8/31/01 ...................................   United States          615               --
  Railtrack Group Plc. .....................................................  United Kingdom      136,576        3,572,040
  Smit Internationale NV ...................................................    Netherlands         1,183           26,034
                                                                                                               -----------
                                                                                                                 6,309,650
                                                                                                               -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
MUTUAL DISCOVERY SECURITIES FUND                                                 COUNTRY        WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES ELECTRICAL & GAS .6%
(a)Citizens Utilities Co., B .............................................      United States   168,512      $  1,369,160
  VEBA AG ................................................................        Germany           200            11,852
                                                                                                             ------------
                                                                                                                1,381,012
                                                                                                             ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $175,271,239)                                                        179,168,327
                                                                                                             ============
  PREFERRED STOCKS .8%
(a)Embratel Participacoes SA, ADR, pfd. ..................................         Brazil        21,400           298,262
(a)Tele Celular Sul Participacoes SA, ADR, pfd. ..........................         Brazil         2,140            37,316
(a)Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .................         Brazil         7,126            20,933
(a)Tele Centro Sul Participacoes SA, ADR, pfd. ...........................         Brazil         8,280           346,207
(a)Tele Norte Leste Participacoes SA, ADR, pfd. ..........................         Brazil        36,000           447,750
(a)Tele Sudeste Celular Participacoes SA, ADR, pfd. ......................         Brazil         4,280            88,542
(a)Telemig Celular Participacoes SA, ADR, pfd. ...........................         Brazil         1,070            22,738
(a)Telesp Celular Participacoes SA, ADR, pfd. ............................         Brazil         8,560           149,800
(a)Telesp Participacoes SA, ADR, pfd. ....................................         Brazil        19,700           435,863
                                                                                                             ------------
   TOTAL PREFERRED STOCKS (COST $2,512,751)                                                                     1,847,411
                                                                                                             ------------

                                                                                               PRINCIPAL
                                                                                                AMOUNT*
                                                                                                -------
  BONDS 1.6%
  Compania Siderurgica De Guadalajara SA De CV:
     10.50%, 11/15/07 ....................................................         Mexico       $   70,000               38,500
     144A,10.50%, 11/15/07 ...............................................         Mexico           40,000               22,000
  Eurotunnel Finance Ltd.:
     Equity Note 12/31/03 ................................................     United Kingdom      188,008  GBP          90,712
     Participating Loan Note 4/30/40 .....................................     United Kingdom       90,000  GBP          49,414
  Eurotunnel Plc.:
     12/31/12, Tier 1 ....................................................     United Kingdom      269,214  GBP         376,241
     12/31/18, Tier 2 ....................................................     United Kingdom      311,578  GBP         404,344
     12/31/25, Tier 3 ....................................................     United Kingdom      160,000  GBP         177,024
     12/31/50, Resettable Advance R5 .....................................     United Kingdom      202,650  GBP         124,749
     Stabilization Advance S8 Tier 1 .....................................     United Kingdom       34,736  GBP          10,114
     Stabilization Advance S8 Tier 2 .....................................     United Kingdom       21,269  GBP           4,954
  Eurotunnel SA:
     12/31/18, Tier 2 (Libor) ............................................        France           678,266  FRF          94,706
     12/31/18, Tier 2 (Pibor) ............................................        France           121,735  FRF          16,998
  Fine Host Corp., 144A, 5.00%, 11/01/04 .................................      United States      910,000              700,700
  Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01 .........................      United States      570,000              159,600
  MCII Holdings, 0/12.00%, 11/15/02 ......................................      United States      100,000               83,000
  Security Capital US Realty, 2.00%, 5/22/03 .............................       Luxembourg        586,000              462,940
  Southwest Royalties Inc., B, 10.50%, 10/15/04 ..........................      United States      460,000              186,300
  TFM SA de CV
     144A, 10.25%, 6/15/07 ...............................................         Mexico          250,000              212,500
     144A, zero cpn. to 6/15/02, 11.75% thereafter, 6/15/09 ..............         Mexico          450,000              234,000
  Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11 ......................         Mexico          187,526              113,922
                                                                                                                   ------------
  TOTAL BONDS (COST $4,105,836)                                                                                       3,562,718
                                                                                                                   ------------
  BONDS & NOTES IN REORGANIZATION 1.5%
(a)Alpargatas SA Industrial y Comercial:
     11.75%, 8/18/98 .....................................................       Argentina         150,000               24,000
     9.00%, 2/20/99 ......................................................       Argentina         320,000               48,000
     Bank Claim ..........................................................       Argentina         425,000               63,750
(a)Banque Pallas Stern, 3/24/00 ..........................................         France        1,410,000  FRF         153,969
(a)Brunos Inc., Bank Claim:
    Revolver Commitment ..................................................      United States       84,000               54,600
    Tranche A ............................................................      United States      138,000               89,700
    Tranche B ............................................................      United States       85,000               55,250

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                 PRINCIPAL
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY         AMOUNT*             VALUE
-------------------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
(a)Buenos Aires Embotelladora SA:
     8.50%, 12/29/00, ......................................................     Argentina       $   50,000         $    21,000
     144A, 8.50%, 12/29/00 .................................................     Argentina           84,000              35,280
     Bank Claim ............................................................     Argentina        1,853,634             704,381
(a)Credit Leasing, Bank Claim ..............................................       Japan         45,482,299 JPY          64,010
(a)Dow Corning Corp., 9.375%, 2/20/99 ......................................   United States        300,000             393,000
(a)Koninklijke Nederlandse Vliegtuigenfabriek Fokke, Trade Claim ...........    Netherlands         950,000 NLG         384,718
  Mercury Finance Co., Bank Claim, MTN:
     8.15%, 5/14/97 ........................................................   United States        220,873             198,786
     7.33%, 6/29/99 ........................................................   United States        126,874             114,187
     7.42%, 6/29/00 ........................................................   United States        154,676             139,208
  Mercury Finance Co., Commercial Paper:
     1/31/97 ...............................................................   United States         40,471              36,424
     2/07/97 ...............................................................   United States          6,810               6,129
     2/11/97 ...............................................................   United States        229,914             206,923
     2/18/97 ...............................................................   United States        500,847             450,762
     2/20/97 ...............................................................   United States          7,495               6,745
     3/17/97 ...............................................................   United States         19,622              17,659
     4/11/97 ...............................................................   United States          4,285               3,857
     4/18/97 ...............................................................   United States         12,001              10,801
     4/22/97 ...............................................................   United States          6,857               6,171
     4/24/97 ...............................................................   United States         10,285               9,257
     6/29/98 ...............................................................   United States         55,529              49,976
     4/05/01 ...............................................................   United States         60,265              54,239
(a)Nippon Credit Bank Ltd., Bank Claim .....................................       Japan         23,138,740  JPY         32,776
(a) Nippon Total Finance, Bank Claim .......................................       Japan         21,981,960  JPY         11,593
                                                                                                                    -----------
  TOTAL BONDS & NOTES IN REORGANIZATION (COST $4,583,023)                                                             3,447,151
                                                                                                                    -----------
  TOTAL LONG TERM INVESTMENTS (COST $186,472,849)                                                                   188,025,607
                                                                                                                    -----------
(d)SHORT TERM INVESTMENTS 12.1%
  Fannie Mae, 4.45% to 5.37%, with maturities to 6/30/99 ...................   United States     20,600,000          20,303,134
  Federal Home Loan Bank, 4.62% to 4.68% with maturities to 6/21/99 ........   United States      4,500,000           4,415,202
  Federal Home Loan Mortgage Corp., 4.96%, 3/29/99 .........................   United States      2,500,000           2,469,715
                                                                                                                    -----------
  TOTAL SHORT TERM INVESTMENTS (COST $27,187,686)                                                                    27,188,051
                                                                                                                    -----------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $213,660,535)                                                 215,213,658
                                                                                                                    -----------
(g)REPURCHASE AGREEMENT (COST 2,300,000) 1.0%
  Bank of New York Co. Inc., 4.25%, 1/04/99 (Maturity Value $2,300,272)
   Collateralized by U.S. Treasury Notes & Bonds ...........................   United States      2,300,000           2,300,000
                                                                                                                    -----------
  TOTAL INVESTMENTS (COST $215,960,535) 96.8% ..............................                                        217,513,658
  SECURITIES SOLD SHORT (4.1%) .............................................                                         (9,311,593)
  OPTIONS WRITTEN ..........................................................                                               (113)
  NET EQUITY IN FORWARD CONTRACTS (.5%) ....................................                                         (1,003,049)
  OTHER ASSETS, LESS LIABILITIES 7.8% ......................................                                         17,457,274
                                                                                                                    -----------
  TOTAL NET ASSETS 100.0%                                                                                          $224,656,177
                                                                                                                   ============

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------
  SECURITIES SOLD SHORT
  American International Group Inc. .......................................    United States    11,300     $1,091,862
  AT&T Corp. ..............................................................    United States    22,500      1,693,125
(a)Cap Gemini SA ..........................................................        France       14,150      2,272,126
  Carrefour Supermarche SA ................................................       France         1,528       1,154,028
(a) DST Systems Inc. ......................................................      United States  21,000      1,198,312
  Edison SpA ..............................................................        Italy        47,900        564,769
  Newell Co. ..............................................................    United States     8,550        352,687
  Suntrust Banks Inc. .....................................................    United States     3,000        229,500
  Telecom Italia Mobile SpA ...............................................        Italy       100,800        745,971
(a) Tele-Communications Inc., Liberty Media Group, A ......................      United States     200          9,213
                                                                                                           ----------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $7,799,126)                                                        $9,311,593
                                                                                                           ==========

  OPTIONS WRITTEN                                                                 COUNTRY      CONTRACTS        VALUE
---------------------------------------------------------------------------------------------------------------------
  Bankers Trust Corp., January/90/Call (PREMIUMS RECEIVED $1,346) .........    United States         9     $      113
                                                                                                           ----------

See currency abbreviations on page 162.

*Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income Producing.
(c)See Note 8 regarding restricted securities.
(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(g)See Note 1(c) regarding repurchase agreements.

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
   MUTUAL SHARES SECURITIES FUND                   COUNTRY          SHARES         VALUE
-------------------------------------------------------------------------------------------
   COMMON STOCKS 78.9%
   AEROSPACE & MILITARY TECHNOLOGY 1.5%
(a)Coltec Industries Inc. .............         United States       153,800     $ 2,999,100
   General Motors Corp., H ............         United States        12,000         476,250
(a)Hexcel Corp. .......................         United States        42,000         351,750
   Lockheed Martin Corp. ..............         United States        14,400       1,220,400
   Northrop Grumman Corp. .............         United States        28,700       2,098,688
                                                                                -----------
                                                                                  7,146,188
                                                                                -----------
   APPLIANCES & HOUSEHOLD DURABLES .5%
   Premark International Inc. .........         United States        66,200       2,292,175
                                                                                -----------
   AUTOMOBILES 2.4%
   Borg-Warner Automotive Inc. ........         United States        52,900       2,952,481
(a)General Motors Corp. ...............         United States       118,300       8,465,844
   Volvo AB, B ........................             Sweden            4,300          98,670
                                                                                -----------
                                                                                 11,516,995
                                                                                -----------
   BANKING 7.8%
   Bank One Corp. .....................         United States       176,800       9,027,850
   Bankamerica Corp. ..................         United States        24,478       1,471,740
   Chase Manhattan Corp. ..............         United States       260,200      17,709,862
   Crestar Financial Corp. ............         United States         4,900         352,800
   First Union Corp. ..................         United States       123,882       7,533,574
   National City Corp. ................         United States        24,500       1,776,250
                                                                                -----------
                                                                                 37,872,076
                                                                                -----------
   BEVERAGES & TOBACCO 4.7%
   Heineken Holding NV, A .............          Netherlands         41,950       2,011,776
   Philip Morris Cos. Inc. ............         United States       130,000       6,955,000
   RJR Nabisco Holdings Corp. .........         United States       281,700       8,362,969
   UST Inc. ...........................         United States       157,500       5,492,813
                                                                                -----------
                                                                                 22,822,558
                                                                                -----------
   BROADCASTING & PUBLISHING 6.3%
   Central Newspapers Inc., A .........         United States        59,200       4,229,100
   Daily Mail & General Trust Plc., A .         United Kingdom       25,300       1,194,599
   Dow Jones & Co. Inc. ...............         United States        76,500       3,681,562
(a)Mediaone Group Inc. ................         United States       197,600       9,287,200
   Readers Digest Association Inc., A .         United States        37,600         947,050
   Scripps Co., A .....................         United States        82,000       4,079,500
   United News & Media Plc ............         United Kingdom      182,768       1,582,743
   Washington Post Co., B .............         United States         9,000       5,201,438
                                                                                -----------
                                                                                 30,203,192
                                                                                -----------
   BUILDING MATERIALS & COMPONENTS .8%
(a)American Standard Cos. Inc. ........         United States       110,900       3,992,400
                                                                                -----------
   BUSINESS & PUBLIC SERVICES 2.2%
(a)Healthsouth Corp. ..................         United States       201,200       3,106,025
   Suez Lyonnaise des Eaux SA .........             France           37,200       7,644,839
                                                                                -----------
                                                                                 10,750,864
                                                                                -----------
   CHEMICALS 2.2%
(a)Cytec Industries Inc. ..............         United States        92,600       1,967,750
   Morton International Inc. ..........         United States       213,600       5,233,200
   Olin Corp. .........................         United States       114,000       3,227,625
                                                                                -----------
                                                                                 10,428,575
                                                                                -----------
   ELECTRICAL & ELECTRONICS .9%
   Philips Electronics NV .............          Netherlands         30,000       2,030,625
(a)Wang Laboratories Inc., A ..........         United States        85,900       2,383,725
                                                                                -----------
                                                                                  4,414,350
                                                                                -----------


102

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)




   MUTUAL SHARES SECURITIES FUND                  COUNTRY           SHARES        VALUE
------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY EQUIPMENT & SERVICES 2.2%
   Baker Hughes Inc. ..................         United States       162,500    $ 2,874,219
(a)Cooper Cameron Corp. ...............         United States       112,700      2,761,150
(a)Seacor Smit Inc. ...................         United States        20,000        988,750
   Transocean Offshore Inc. ...........         United States        76,300      2,045,794
(a)Weatherford International Inc. .....         United States        94,250      1,826,094
                                                                               -----------
                                                                                10,496,007
                                                                               -----------
   ENERGY SOURCES 2.7%
   Amoco Corp. ........................         United States         9,000        543,375
(a)Conoco Inc., A .....................         United States        50,000      1,043,750
(a)Ocean Energy Inc. ..................         United States       205,000      1,294,063
   Shell Transport & Trading Co. Plc ..         United Kingdom      553,300      3,387,645
(a)Smith International Inc. ...........         United States        24,200        609,538
   Societe Elf Aquitaine SA, Br .......             France           51,500      5,955,569
                                                                               -----------
                                                                                12,833,940
                                                                               -----------
   FINANCIAL SERVICES 9.8%
   Bankers Trust Corp. ................         United States         9,800        837,287
   Bear Stearns Co. Inc. ..............         United States       100,300      3,748,712
   CIT Group Inc., A ..................         United States        75,000      2,385,937
   Corporacion Financiera Alba SA .....             Spain             8,400      1,404,984
   Finova Group Inc. ..................         United States        37,300      2,011,869
   Greenpoint Financial Corp. .........         United States        94,600      3,322,825
   Household International Inc. .......         United States       168,030      6,658,189
(a)Ifil Finanziaria Partecipazioni SpA              Italy           348,900        971,622
(c)Laser Mortgage Management Inc. .....         United States       215,000      1,169,062
   Lehman Brothers Holdings Inc. ......         United States        91,400      4,027,312
   Morgan Stanley Dean Witter & Co. ...         United States       133,600      9,485,600
   Sunamerica Inc. ....................         United States        28,500      2,312,063
   United Asset Management Corp. ......         United States       362,000      9,412,000
                                                                               -----------
                                                                                47,747,462
                                                                               -----------
   FOOD & HOUSEHOLD PRODUCTS 1.5%
(a)Rubbermaid Inc. ....................         United States        16,200        509,288
   U.S. Industries Inc. ...............         United States       201,700      3,756,663
   Van Melle NV .......................          Netherlands         44,997      3,045,036
                                                                               -----------
                                                                                 7,310,987
                                                                               -----------
   FOREST PRODUCTS & PAPER 1.4%
   Bowater Inc. .......................         United States         7,200        298,350
   Greif Brothers Corp., A ............         United States         1,800         52,537
   Rayonier Inc. ......................         United States       107,400      4,933,688
(a)Smurfit-Stone Container Corp. ......         United States         3,170             --
   St. Joe Co. ........................         United States        57,000      1,335,938
                                                                               -----------
                                                                                 6,620,513
                                                                               -----------
   HEALTH & PERSONAL CARE 2.4%
(a)Beverly Enterprises Inc. ...........         United States        60,000        405,000
(a)Foundation Health Systems, A .......         United States       172,170      2,055,279
(a)Pacificare Health Systems Inc., A ..         United States        35,000      2,546,250
(a)Pacificare Health Systems Inc., B ..         United States        19,400      1,542,300
(a)Tenet Healthcare Corp. .............         United States       100,000      2,625,000
   Ventas Inc. ........................         United States       205,600      2,505,750
                                                                               -----------
                                                                                11,679,579
                                                                               -----------
   INDUSTRIAL COMPONENTS 3.5%
   Aeroquip Vickers Inc. ..............         United States        54,700      1,637,581
   BTR Plc ............................         United Kingdom      801,000      1,639,181
   Charter Plc ........................         United Kingdom      179,966        976,107


                                                                             103

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   MUTUAL SHARES SECURITIES FUND                                        COUNTRY              SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INDUSTRIAL COMPONENTS (CONT.)
  (a)Lear Corp. .......................................              United States           122,100     $ 4,700,850
     Lucas Varity Plc .................................              United Kingdom        1,236,819       4,074,373
     Lucas Varity Plc., ADR ...........................              United Kingdom           36,500       1,222,750
  (a)Owens-Illinois Inc. ..............................              United States            87,800       2,688,875
                                                                                                         -----------
                                                                                                          16,939,717
                                                                                                         -----------
     INSURANCE 3.0%
  (a)Alleghany Corp. ..................................              United States            13,085       2,458,344
     Allmerica Financial Corp. ........................              United States             3,400         196,775
     AON Corp. ........................................              United States            14,900         825,087
     Argonaut Group Inc. ..............................              United States            12,589         308,430
     Fund American Enterprises Holdings Inc. ..........              United States            25,000       3,501,562
     Hartford Financial Services Group Inc. ...........              United States            38,100       2,090,737
     Provident Companies Inc. .........................              United States             8,500         352,750
     Sampo Insurance Co. Plc., A ......................                 Finland               46,300       1,764,802
     Torchmark Corp. ..................................              United States            79,900       2,821,469
                                                                                                         -----------
                                                                                                          14,319,956
                                                                                                         -----------
     LEISURE & TOURISM 1.8%
     Hilton Hotels Corp. ..............................              United States           252,500       4,829,062
  (a)Promus Hotel Corp. ...............................              United States           116,600       3,774,925
                                                                                                         -----------
                                                                                                           8,603,987
                                                                                                         -----------
     MACHINERY & ENGINEERING .6%
     New Holland NV ...................................               Netherlands             98,800       1,352,325
     Siebe Plc ........................................              United Kingdom          410,800       1,612,991
                                                                                                         -----------
                                                                                                           2,965,316
                                                                                                         -----------
     MERCHANDISING 1.9%
  (a)Federated Department Stores Inc. .................              United States            78,100       3,402,231
  (a)Payless Shoesource Inc. ..........................              United States            48,300       2,288,213
  (a)Toys R Us Inc. ...................................              United States           200,670       3,386,306
                                                                                                         -----------
                                                                                                           9,076,750
                                                                                                         -----------
     METALS & MINING .3%
     Allegheny Teledyne Inc. ..........................              United States            84,580       1,728,604
                                                                                                         -----------
     MULTI-INDUSTRY 6.4%
  (a)Berkshire-Hathaway Inc., A .......................              United States                50       3,500,000
     CGIP-Compagnie Generale Industrie de Participation                  France               42,210       2,327,285
     Cie Financiere Richemont AG, Br., A ..............               Switzerland              2,330       3,294,401
     Edperbrascan Corp., A ............................                  Canada              120,000       1,664,062
     Investor AB, A ...................................                  Sweden              173,240       7,715,419
     Investor AB, B ...................................                  Sweden              171,800       7,757,260
     Kansas City Southern Industries Inc. .............              United States            58,000       2,852,875
     Lagardere SCA ....................................                  France               40,462       1,720,262
                                                                                                         -----------
                                                                                                          30,831,564
                                                                                                         -----------
     REAL ESTATE 1.4%
  (a)Alexander's Inc. .................................              United States             8,000         625,500
  (a)Cadillac Fairview Corp. ..........................                  Canada               80,000       1,471,354
(a,c)Security Capital European Realty .................              United States            23,055         461,100
     Starwood Hotels & Resorts Trust ..................              United States           181,200       4,110,975
                                                                                                         -----------
                                                                                                           6,668,929
                                                                                                         -----------
     TELECOMMUNICATIONS 7.3%
  (a)Embratel Participacoes SA ........................                  Brazil           46,280,000         402,185
     Media General Inc., A ............................              United States            35,200       1,865,600
  (a)Tele Celular Sul Participacoes SA ................                  Brazil           46,666,000          43,258
  (a)Tele Centro Oeste Celular Participacoes SA .......                  Brazil           46,280,000          36,388


104

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



     MUTUAL SHARES SECURITIES FUND                                    COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TELECOMMUNICATIONS (CONT.)
  (a)Tele Centro Sul Participacoes SA ....................             Brazil        49,081,400    $    324,975
  (a)Tele Norte Leste Participacoes SA ...................             Brazil        48,157,700         394,588
  (a)Tele Sudeste Celular Participacoes SA ...............             Brazil        46,280,000         130,231
     Telecom Italia SpA ..................................             Italy            409,800       3,496,470
     Telecom Italia SpA, di Risp .........................             Italy            354,600       2,228,532
  (a)Telecommunications Inc.- TCI Ventures Group, A ......         United States        271,600       6,399,575
  (a)Tele-Communications Inc., A .........................         United States        141,500       7,826,719
  (a)Telemig Celular Participacoes SA ....................             Brazil        46,280,000          32,558
     Telephone & Data Systems Inc. .......................         United States        153,700       6,906,894
  (a)Telesp Celular Participacoes SA .....................             Brazil        46,280,000         199,177
  (a)Telesp Participacoes SA .............................             Brazil        43,964,400         563,996
  (a)US Cellular Corp. ...................................         United States        115,000       4,370,000
                                                                                                   ------------
                                                                                                     35,221,146
                                                                                                   ------------
     TEXTILES & APPAREL .5%
     Liz Claiborne Inc. ..................................         United States         74,200       2,341,938
                                                                                                   ------------
     TRANSPORTATION 2.5%
     Burlington Northern Santa Fe Corp. ..................         United States         71,000       2,396,250
     Florida East Coast Industries Inc. ..................         United States         90,000       3,166,875
(a,c)Golden Ocean Group Ltd., wts., 8/31/01 ..............         United States          1,120              --
     Railtrack Group Plc .................................         United Kingdom       219,152       5,731,752
     Xtra Corp. ..........................................         United States         13,800         570,975
                                                                                                   ------------
                                                                                                     11,865,852
                                                                                                   ------------
     UTILITIES ELECTRICAL & GAS .4%
  (a)Calenergy Co. Inc. ..................................         United States         63,100       2,188,781
     VEBA AG .............................................            Germany               400          23,703
                                                                                                   ------------
                                                                                                      2,212,484
                                                                                                   ------------
     TOTAL COMMON STOCKS (COST $356,657,317) .............                                          380,904,104
                                                                                                   ------------
     PREFERRED STOCKS .9%
     Apartment Investment & Management Co., cvt., pfd ....         United States         26,855         993,635
  (a)Embratel Participacoes SA, ADR, pfd .................             Brazil            38,850         541,472
  (a)Tele Celular Sul Participacoes SA, ADR, pfd .........             Brazil             3,885          67,745
  (a)Tele Centro Oeste Celular Participacoes SA, ADR, pfd              Brazil            12,937          38,002
  (a)Tele Centro Sul Participacoes SA, ADR, pfd ..........             Brazil            16,970         709,558
  (a)Tele Norte Leste Participacoes SA, ADR, pfd .........             Brazil            65,650         816,522
  (a)Tele Sudeste Celular Participacoes SA, ADR, pfd .....             Brazil             7,770         160,742
  (a)Telemig Celular Participacoes SA, ADR, pfd ..........             Brazil             1,942          41,267
  (a)Telesp Celular Participacoes SA, ADR, pfd ...........             Brazil            15,540         271,950
  (a)Telesp Participacoes SA, ADR, pfd ...................             Brazil            35,750         790,969
                                                                                                   ------------
     TOTAL PREFERRED STOCKS (COST $5,990,168) ............                                            4,431,862
                                                                                                   ------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT*
                                                                                      -----------
     CORPORATE BONDS & NOTES 3.0%
     Abraxas Petroleum Corp., 11.50%, 11/01/04 ...........         United States      $  80,000          60,800
     Eurotunnel Finance Ltd.:
        Equity Note 12/31/03 .............................         United Kingdom       481,602 GBP     232,368
        Participating Loan Note 4/30/40 ..................         United Kingdom       220,000 GBP     120,789
     Eurotunnel Plc.:
        12/31/12, Tier 1 .................................         United Kingdom       537,877 GBP     751,712
        12/31/18, Tier 2 .................................         United Kingdom       613,800 GBP     796,546
        12/31/25, Tier 3 .................................         United Kingdom       285,008 GBP     315,332
        12/31/50, Resettable Advance R5 ..................         United Kingdom       408,583 GBP     251,519
        Stabilization Advance S8 Tier 1 ..................         United Kingdom        70,825 GBP      20,621
        Stabilization Advance S8 Tier 2 ..................         United Kingdom        43,325 GBP      10,092


                                                                             105

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                           PRINCIPAL
   MUTUAL SHARES SECURITIES FUND                                     COUNTRY                AMOUNT*             VALUE
------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (CONT.)
   Eurotunnel SA:
      12/31/12, Tier 1 (Libor) ..........................             France             $ 1,302,207 FRF     $   195,814
      12/31/12, Tier 1, (Pibor) .........................             France                 303,200 FRF          45,592
      12/31/18, Tier 2 (Libor) ..........................             France               3,094,027 FRF         432,018
      12/31/18, Tier 2, (Pibor) .........................             France                 675,534 FRF          94,325
      12/31/25, Tier 3 (Libor) ..........................             France               2,441,156 FRF         288,418
      12/31/25, Tier 3 (Pibor) ..........................             France               1,062,791 FRF         125,567
      12/31/50, Resettable Advance R4 ...................             France               1,873,514 FRF         120,738
      Stabilization Advance S6 Tier 1 (Pibor) ...........             France                  73,006 FRF           2,287
      Stabilization Advance S7 Tier 1 (Libor) ...........             France                  73,985 FRF           2,318
      Stabilization Advance S6 Tier 2 ...................             France                 101,090 FRF           2,533
   Fine Host Corp., cvt., 144A, 5.00%, 11/01/04 .........         United States            2,535,000           1,951,950
   Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01 .......         United States            1,050,000             294,000
   Hechinger Co., 6.95%, 10/15/03 .......................         United States            1,622,000           1,046,190
   HIH Capital Ltd., cvt., 7.50%, 9/25/06 ...............         United Kingdom           1,235,000             778,050
   Kelly Oil & Gas Company:
      10.375%, 10/15/06 .................................         United States              330,000             245,850
      Series D, 10.375%, 10/15/06 .......................         United States              220,000             163,900
   Korea Electric Power Corp.:
      6.375%, 12/01/03 ..................................          South Korea                57,000              48,592
      6.75%, 8/01/27 ....................................          South Korea               500,000             417,500
   MCII Holdings, 0/12.00%, 11/15/02 ....................         United States              175,000             145,250
   Pratama Datakom Asia BV:
      Reg S, 12.75%, 7/15/05 ............................           Indonesia                140,000              34,650
      144A, 12.75%, 7/15/05 .............................           Indonesia                665,000             164,587
   Roil Limited, 144A, 12.779%, 12/05/02 ................         Cayman Islands           2,610,000             809,100
   Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03           Luxembourg             3,372,000           2,663,880
   Southwest Royalties Inc., B, 10.50%, 10/15/04 ........         United States              835,000             338,175
   Specialty Foods Corp., B, 11.25%, 8/15/03 ............         United States            1,375,000             687,500
   TFM SA DE CV:
      144A, 10.25%, 6/15/07 .............................             Mexico                 250,000             212,500
      144A, zero coupon to 6/15/02, 11.75%, 6/15/09 .....             Mexico                 885,000             460,200
   Tribasa Toll Road Trust I, 10.50%, 12/01/11 ..........             Mexico                 168,773             102,530
                                                                                                             -----------
   TOTAL CORPORATE BONDS AND NOTES (COST $17,757,547) ...                                                     14,433,793
                                                                                                             -----------
   BONDS & NOTES IN REORGANIZATION 1.8%
(a)Alpargatas SA Industrial Y Comercial:
      Bank Claim ........................................           Argentina                820,000             123,000
      11.75%, 8/18/98 ...................................           Argentina                290,000              46,400
      9.00%, 2/20/99 ....................................           Argentina                610,000              91,500
(a)American Pad & Paper Co., Bank Claim .................         United States              263,200             239,512
(a)APS Inc., Bank Claim .................................         United States              172,732              76,002
(a)Barney's Inc.:
      7.18%, 6/15/00 ....................................         United States            2,500,000             237,500
      8.32%, 6/15/00 ....................................         United States            1,000,000              95,000
(a)Brunos Inc., Bank Claim:
      Revolver Committment ..............................         United States              160,000             104,000
      Tranche A .........................................         United States              285,000             185,250
      Tranche B .........................................         United States              175,000             113,750
(a)Credit Leasing, Bank Claim ...........................             Japan               95,962,673 JPY         135,054
(a)Dictaphone Corporation, Bank Claim:
      2/20/99 ...........................................         United States              218,000             194,020
      9/10/99 ...........................................         United States               81,000              70,875
(a)Dow Corning Corp.:
      9.375%, 2/01/08 ...................................         United States              550,000             720,500
      Bank Debt #1 ......................................         United States              100,000             131,000
(a)FPA Medical Management Inc.:
      Bank Claim ........................................         United States              110,000              10,450
      Term Loan .........................................         United States              130,100              12,360


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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY           AMOUNT*           VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS & NOTES IN REORGANIZATION (CONT.)
(a)Koninklijke Ned Vlieg Fokker NV, Trade Claim ..............................      Netherlands    $    520,000 NLG  $     210,582
   Mercury Finance Co.; Bank Claim, MTN:
      8.15%, 5/14/97 .........................................................     United States        425,163            382,646
      7.33%, 6/29/99 .........................................................     United States         71,884             64,695
      7.42%, 6/29/00 .........................................................     United States        257,793            232,014
   Mercury Finance Co., Commercial Paper:
      2/04/97 ................................................................     United States         17,026             15,323
      2/11/97 ................................................................     United States        365,899            329,309
      2/18/97 ................................................................     United States        773,419            696,077
      2/20/97 ................................................................     United States         13,627             12,264
      3/17/97 ................................................................     United States         35,839             32,255
      4/11/97 ................................................................     United States          8,572              7,715
      4/16/97 ................................................................     United States        691,786            622,607
      4/18/97 ................................................................     United States         24,001             21,601
      4/22/97 ................................................................     United States         13,714             12,342
      4/24/97 ................................................................     United States         20,571             18,513
      2/20/99 ................................................................     United States         80,943             72,848
      6/29/99 ................................................................     United States         31,462             28,315
      4/05/01 ................................................................     United States         34,145             30,730
(a)Nippon Credit Bank Ltd., Bank Claim .......................................         Japan         48,820,209 JPY         69,155
(a)Nippon Total Finance, Bank Claim ..........................................         Japan         46,379,531 JPY         24,459
(a)Peregrine Investments Holdings Ltd., zero cpn., 2/28/99 ...................       Hong Kong        5,000,000 JPY          3,989
(a)PIV Investment Finance (Cayman) Ltd., 2/20/99 .............................       Hong Kong       12,060,000          2,592,900
(a)Ritvik Holdings:
      Bank Claim .............................................................     United States        137,000            109,600
      Bank Claim, Term Loan B ................................................     United States         55,000             44,000
(a)Ventas Inc., Bank Claim, Tranche D ........................................     United States        248,000            235,600
                                                                                                                     -------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $8,696,314) ...................                                           8,455,712
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $389,101,346) ...........................                                         408,225,471
                                                                                                                     -------------
(d)SHORT TERM INVESTMENTS 15.0%
   Fannie Mae, 4.45% to 5.37% with maturities to 6/30/99 .....................     United States     55,865,000         55,239,866
   Federal Home Loan Bank, 4.62% to 5.37% with maturities to 6/21/99 .........     United States     13,500,000         13,358,267
   Federal Home Loan Mortgage Corp., 4.93% to 5.10% with maturities to 3/22/99     United States      4,000,000          3,967,539
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $72,549,860) ...........................                                          72,565,672
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $461,651,206) 99.6% ...............................                                         480,791,143
   SECURITIES SOLD SHORT (3.7%) ..............................................                                         (17,992,108)
   OPTIONS WRITTEN ...........................................................                                                (150)
   NET EQUITY IN FORWARD CONTRACTS ...........................................                                             (46,462)
   OTHER ASSETS, LESS LIABILITIES 4.1% .......................................                                          19,691,264
                                                                                                                     -------------
   TOTAL NET ASSETS 100.0% ...................................................                                       $ 482,443,687
                                                                                                                     -------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)




   MUTUAL SHARES SECURITIES FUND                                             COUNTRY                SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT
   American International Group Inc. ............................         United States               24,700         $ 2,386,637
   Apartment Investment & Management Co. ........................         United States               12,600             468,562
   AT&T Corp. ...................................................         United States              109,200           8,217,300
   BP Amoco Plc., ADR ...........................................         United Kingdom               1,900             180,500
(a)Cap Gemini SA ................................................             France                   7,100           1,140,077
   Carrefour Supermarche SA .....................................             France                     675             509,796
(a)DST Systems Inc. .............................................         United States                6,300             359,494
   Newell Co. ...................................................         United States               12,750             525,938
   Suntrust Banks Inc. ..........................................         United States                4,800             367,200
   Telecom Italia Mobile SpA ....................................             Italy                  270,700           2,003,316
(a)Tele-Communications Inc., Liberty Media Group, A .............         United States               39,800           1,833,288
                                                                                                                      ----------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $15,319,353) ...........                                                     17,992,108
                                                                                                                      ----------



   OPTIONS WRITTEN                                                           COUNTRY                SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Bankers Trust Corp., January/90/Call (PREMIUM RECEIVED $1,795)         United States                   12         $       150
                                                                                                                     -----------



See currency abbreviations on page 162.

 * Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income Producing.
(c)See Note 8 regarding restricted securities.
(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.



                       See notes to financial statements.
108

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



                                                                          SHARES/
   NATURAL RESOURCES SECURITIES FUND                    COUNTRY           WARRANTS        VALUE
-------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 91.9%
   ENERGY MINERALS 27.4%
   Atlantic Richfield Co. ..................         United States         13,900     $   906,975
(a)Barrett Resources Corp. .................         United States         73,300       1,759,200
(a)Basin Exploration Inc. ..................         United States         53,600         673,350
   Chesapeake Energy Corp. .................         United States        210,000         183,750
(a)Conoco Inc., A ..........................         United States         20,000         417,500
   Enron Oil & Gas Co. .....................         United States         72,500       1,250,625
(a)Gulf Canada Resources Ltd. ..............             Canada           190,200         558,713
   Mobil Corp. .............................         United States          2,500         217,813
(a)Newfield Exploration Co. ................         United States         66,000       1,377,750
(a)Nuevo Energy Co. ........................         United States         54,500         626,750
   Royal Dutch Petroleum Co., N.Y. shs., ADR          Netherlands          23,000       1,101,125
   Texaco Inc. .............................         United States         20,800       1,099,800
   Tosco Corp. .............................         United States         20,000         517,500
   Ultramar Diamond Shamrock Corp. .........         United States         17,000         412,250
   Unocal Corp. ............................         United States         22,000         642,125
   YPF SA, ADR .............................           Argentina           30,000         838,125
                                                                                      -----------
                                                                                       12,583,351
                                                                                      -----------
   FINANCE 7.4%
   Alexandria Real Estate Equities Inc. ....         United States         21,800         674,438
   Glenborough Realty Trust Inc. ...........         United States         34,400         700,900
(a)Security Capital Group Inc., B ..........         United States         51,500         698,469
   Starwood Hotels & Resorts ...............         United States         30,000         680,625
(a)United Rentals Inc. .....................         United States         18,800         622,750
                                                                                      -----------
                                                                                        3,377,182
                                                                                      -----------
   INDUSTRIAL SERVICES 15.9%
(a)AES Corp. ...............................         United States         32,200       1,525,475
(a)Atwood Oceanics Inc. ....................         United States         24,000         408,000
(a)Cal Dive International Inc. .............         United States         39,800         825,850
(a)Casella Waste Systems Inc., A ...........         United States         12,600         467,775
   Diamond Offshore Drilling Inc. ..........         United States         23,000         544,813
   Halliburton Co. .........................         United States         19,000         562,875
(a)Marine Drilling Cos. Inc. ...............         United States         36,000         276,750
   Schlumberger Ltd. .......................         United States         17,000         784,125
   Transocean Offshore Inc. ................         United States         26,000         697,125
(a)Tuboscope Inc. ..........................         United States         54,000         438,750
(a)Varco International Inc. ................         United States        102,000         790,500
                                                                                      -----------
                                                                                        7,322,038
                                                                                      -----------
   NON-ENERGY MINERALS 17.9%
   Aluminum Co. of America .................         United States          7,100         529,394
   Barrick Gold Corp. ......................             Canada            40,195         783,803
   Canyon Resources Corp., wts., 3/20/99 ...         United States        105,000              --
   Carpenter Technology Corp. ..............         United States          4,400         149,325
   De Beers Consolidated Mines AG, ADR .....          South Africa         71,800         915,450
   Franco-Nevada Mining Corp. Ltd. .........             Canada            42,400         810,182
(a)Freeport-McMoRan Copper & Gold Inc., A ..         United States         13,718         132,893
   Newmont Mining Corp. ....................         United States         30,955         559,125
   Nucor Corp. .............................         United States         11,200         484,400
   Phelps Dodge Corp. ......................         United States          8,300         422,263
   Pohang Iron & Steel Co. Ltd., ADR .......          South Korea          35,600         600,750
   Potash Corp. of Saskatchewan Inc. .......             Canada            11,100         709,013
   Rio Tinto, PLC ..........................         United Kingdom        68,429         794,667
(a)Stillwater Mining Co., 144A .............         United States         48,450       1,324,300
                                                                                      -----------
                                                                                        8,215,565
                                                                                      -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      SHARES/
   NATURAL RESOURCES SECURITIES FUND                                                  COUNTRY         WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   PROCESS INDUSTRIES 11.5%
(a)Asia Pulp & Paper Co. Ltd. ADR .........................................           Indonesia           75,000     $    614,063
   Bemis Co. Inc. .........................................................         United States          3,500          132,781
   Bowater Inc. ...........................................................         United States          9,000          372,938
   E. I. du Pont de Nemours and Co. .......................................         United States          5,000          265,313
   Monsanto Co. ...........................................................         United States          5,900          280,250
(a)Owens-Illinois Inc. ....................................................         United States         27,100          829,938
   Praxair Inc. ...........................................................         United States         24,100          849,525
   Sigma-Aldrich Corp. ....................................................         United States         29,600          869,500
(a)Smurfit-Stone Container Corp. ..........................................         United States         43,100          681,519
   Willamette Industries Inc. .............................................         United States         11,000          368,499
                                                                                                                     ------------
                                                                                                                        5,264,326
                                                                                                                     ------------
   PRODUCER MANUFACTURING 4.2%
   Avery Dennison Corp. ...................................................         United States         16,500          743,531
(a)Weatherford Intl. Inc. .................................................         United States         60,400        1,170,250
                                                                                                                     ------------
                                                                                                                        1,913,781
                                                                                                                     ------------
   UTILITIES 7.6%
   Baltimore Gas and Electric Co. .........................................         United States         14,700          453,862
   Enron Corp. ............................................................         United States         19,900        1,135,543
   KN Energy Inc. .........................................................         United States         26,100          632,924
   Montana Power Co. ......................................................         United States          5,100          288,468
   Northwestern Corp. .....................................................         United States         19,700          520,818
   Washington Gas Light Co. ...............................................         United States         17,400          471,974
                                                                                                                     ------------
                                                                                                                        3,503,589
                                                                                                                     ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $52,441,663) ....................                                            42,179,832
                                                                                                                     ------------
   CONVERTIBLE PREFERRED STOCKS .8%
(a)Monsato Co., 6.50%, cvt. pfd. (COST $308,000) ..........................         United States          7,700          377,300
                                                                                                                     ------------
   TOTAL LONG TERM INVESTMENTS (COST $52,749,663) .........................                                            42,557,132
                                                                                                                     ------------


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
(f)REPURCHASE AGREEMENT 7.6%
   Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $3,491,091)
    (COST $3,489,276) .....................................................         United States   $  3,489,276        3,489,276
    Barclays Capital Inc. (Maturity Value $177,286)
    Bear, Stearns & Co. Inc. (Maturity Value $45,963)
    Chase Securities Inc. (Maturity Value $361,138)
    CIBC Oppenheimer Corp. (Maturity Value $361,138)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $361,138)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $361,138)
    Goldman, Sachs & Co. (Maturity Value $98,492)
    Greenwich Capital Markets Inc. (Maturity Value $361,138)
    Lehman Brothers Inc. (Maturity Value $65,660)
    NationsBanc Montgomery Securities LLC (Maturity Value $361,138)
    Paine Webber Inc. (Maturity Value $196,984)
    Paribas Corp. (Maturity Value $361,138)
    Warburg Dillon Read LLC (Maturity Value $378,740)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $56,238,939) 100.3% ............................                                            46,046,408
   OTHER ASSETS, LESS LIABILITIES (.3%) ...................................                                              (119,362)
                                                                                                                     ------------
   NET ASSETS 100.0% ......................................................                                          $ 45,927,046
                                                                                                                     ============


(a)Non-income producing.
(f)See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.
110

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998




   REAL ESTATE SECURITIES FUND                            SHARES          VALUE
----------------------------------------------------------------------------------
   COMMON STOCKS 97.1%
   EQUITY REIT - APARTMENTS 14.8%
   Archstone Communities Trust .................          399,535      $ 8,090,584
   Avalonbay Communities Inc. ..................          100,000        3,425,000
   Camden Property Trust .......................          239,773        6,234,098
   Charles E. Smith Residential Realty Inc. ....           89,000        2,859,125
   Equity Residential Properties Trust .........          256,000       10,352,000
   Gables Residential Trust ....................           70,000        1,623,125
   Irvine Apartment Communities Inc. ...........          155,600        4,959,750
   Post Properties Inc. ........................          110,000        4,228,125
                                                                       -----------
                                                                        41,771,807
                                                                       -----------
   EQUITY REIT - DIVERSIFIED PROPERTY TYPE 14.8%
   Colonial Properties Trust ...................          201,700        5,370,263
   Crescent Real Estate Equities Co. ...........          127,650        2,935,950
   Duke Realty Investments Inc. ................          255,000        5,928,750
   Glenborough Realty Trust Inc. ...............          385,000        7,844,375
   Liberty Property Trust ......................          290,000        7,141,250
   Spieker Properties Inc. .....................          200,000        6,925,000
   Vornado Realty Trust ........................          166,000        5,602,500
                                                                       -----------
                                                                        41,748,088
                                                                       -----------
   EQUITY REIT - HEALTH CARE 2.4%
   Health Care Property Investors Inc. .........           55,000        1,691,250
   OMEGA Healthcare Investors Inc. .............          168,000        5,071,500
                                                                       -----------
                                                                         6,762,750
                                                                       -----------
   EQUITY REIT - HOTELS 11.9%
   FelCor Lodging Trust Inc. ...................          360,000        8,302,500
   Innkeepers USA Trust ........................          322,600        3,810,713
   MeriStar Hospitality Corp. ..................          410,000        7,610,625
   Patriot American Hospitality Inc. ...........          544,508        3,267,051
(a)Starwood Hotels & Resorts Worldwide Inc. ....          350,000        7,940,625
   Winston Hotels Inc. .........................          323,900        2,651,931
                                                                       -----------
                                                                        33,583,445
                                                                       -----------
   EQUITY REIT - INDUSTRIAL 4.1%
   Cabot Industrial Trust ......................          180,000        3,678,750
   Meridian Industrial Trust Inc. ..............          237,000        5,569,500
   ProLogis Trust ..............................          113,979        2,365,064
                                                                       -----------
                                                                        11,613,314
                                                                       -----------
   EQUITY REIT - OFFICE 18.1%
   Alexandria Real Estate Equities Inc. ........          221,000        6,837,188
   Arden Realty Inc. ...........................          380,600        8,825,163
   Brandywine Realty Trust .....................          290,000        5,183,750
   Equity Office Properties Trust ..............          396,008        9,504,192
   Highwoods Properties Inc. ...................          180,000        4,635,000
   Mack-Cali Realty Corp. ......................          170,000        5,248,750
   SL Green Realty Corp. .......................          147,000        3,178,875
   TriNet Corporate Realty Trust Inc. ..........          285,000        7,623,750
                                                                       -----------
                                                                        51,036,668
                                                                       -----------
   EQUITY REIT - RESIDENTIAL COMMUNITIES 3.2%
   Manufactured Home Communities Inc. ..........          180,000        4,511,250
   Sun Communities Inc. ........................          130,000        4,525,625
                                                                       -----------
                                                                         9,036,875
                                                                       -----------
   EQUITY REIT - RETAIL - COMMUNITY CENTERS 7.2%
   Burnham Pacific Properties Inc. .............          267,600        3,227,925
   Developers Diversified Realty Corp. .........           23,000          408,250

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   REAL ESTATE SECURITIES FUND                                                         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   EQUITY REIT - RETAIL - COMMUNITY CENTERS (CONT.)
     Kimco Realty Corp. .....................................................           190,000      $  7,540,625
  (c)Pacific Retail Trust ...................................................           866,067         9,249,595
                                                                                                     ------------
                                                                                                       20,426,395
                                                                                                     ------------
     EQUITY REIT - RETAIL - REGIONAL MALLS 5.3%
     Mills Corp. ............................................................           102,800         2,043,150
     Simon Property Group Inc. ..............................................           300,000         8,550,000
     The Macerich Co. .......................................................           170,000         4,356,250
                                                                                                     ------------
                                                                                                       14,949,400
                                                                                                     ------------
     EQUITY REIT - STORAGE 4.6%
     Public Storage Inc. ....................................................           110,000         2,976,875
     Storage Trust Realty ...................................................           331,000         7,737,125
     Storage USA Inc. .......................................................            67,200         2,171,400
                                                                                                     ------------
                                                                                                       12,885,400
                                                                                                     ------------
     DIVERSIFIED PROPERTY TYPE 5.2%
  (a)Crescent Operating Inc. ................................................            27,500           130,625
  (a)Security Capital Group Inc. Class B ....................................           715,200         9,699,900
  (a)Security Capital US Realty .............................................           500,000         4,950,000
                                                                                                     ------------
                                                                                                       14,780,525
                                                                                                     ------------
     HOTELS 5.5%
(a,e)Candlewood Hotel Co. Inc. ..............................................           650,000         3,412,500
     Crestline Capital Corp. ................................................            57,000           833,625
  (a)Host Marriott Corp. ....................................................           570,000         7,873,125
  (a)MeriStar Hotels & Resorts Inc. .........................................           350,000           918,750
  (a)Prime Hospitality Corp. ................................................           224,500         2,371,280
                                                                                                     ------------
                                                                                                       15,409,280
                                                                                                     ------------
     TOTAL LONG TERM INVESTMENTS (COST $257,934,343) ........................                         274,003,947
                                                                                                     ------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT*
                                                                                   -----------
  (f)REPURCHASE AGREEMENT 1.8%
     Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $5,103,713)
       (COST $5,101,060) ....................................................      $  5,101,060         5,101,060
      Barclays Capital Inc. (Maturity Value $259,178)
      Bear, Stearns & Co. Inc. (Maturity Value $67,194)
      Chase Securities Inc. (Maturity Value $527,956)
      CIBC Oppenheimer Corp. (Maturity Value $527,956)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $527,956)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $527,956)
      Goldman, Sachs & Co. (Maturity Value $143,988)
      Greenwich Capital Markets Inc. (Maturity Value $527,956)
      Lehman Brothers Inc. (Maturity Value $95,992)
      NationsBanc Montgomery Securities LLC (Maturity Value $527,956)
      Paine Webber Inc. (Maturity Value $287,977)
      Paribas Corp. (Maturity Value $527,956)
      Warburg Dillon Read LLC (Maturity Value $553,692)
        Collateralized by U.S. Treasury Bills & Notes
                                                                                                     ------------
     TOTAL INVESTMENTS (COST $263,035,403) 98.9% ............................                         279,105,007
                                                                                                     ------------
     OTHER ASSETS, LESS LIABILITIES 1.1% ....................................                           3,185,400
                                                                                                     ------------
     NET ASSETS 100.0% ......................................................                        $282,290,407
                                                                                                     ============


(a)Non-income producing.
(c)See Note 8 regarding restricted securities.
(e)See Note 9 regarding Holding of 5% Voting Securities.
(f)See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.
112

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



   RISING DIVIDENDS FUND                                       SHARES            VALUE
-----------------------------------------------------------------------------------------
   COMMON STOCKS 97.5%
   COMMERCIAL SERVICES 7.3%
   Ennis Business Forms Inc. ........................           390,600      $  3,881,588
   Reynolds and Reynolds Co., A .....................           556,000        12,753,250
   Standard Register Co. ............................           421,400        13,037,061
   Wallace Computer Services Inc. ...................           955,900        25,211,862
                                                                             ------------
                                                                               54,883,761
                                                                             ------------
   CONSUMER DURABLES 4.8%
   Leggett & Platt Inc. .............................         1,049,000        23,078,000
   Newell Co. .......................................           313,700        12,940,125
                                                                             ------------
                                                                               36,018,125
                                                                             ------------
   CONSUMER NON-DURABLES 6.8%
   Alberto-Culver Co., A ............................           752,100        18,990,525
   Block Drug Co. Inc., A ...........................           195,240         8,468,516
   DIMON Inc. .......................................           633,000         4,707,938
   Philip Morris Cos. Inc. ..........................           120,000         6,420,000
   Universal Corp. ..................................           356,300        12,515,038
                                                                             ------------
                                                                               51,102,017
                                                                             ------------
   ELECTRONIC TECHNOLOGY 2.0%
   Cohu Inc. ........................................           395,200         8,694,400
   Hewlett-Packard Co. ..............................            89,900         6,141,294
                                                                             ------------
                                                                               14,835,694
                                                                             ------------
   ENERGY MINERALS .8%
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)           124,300         5,950,863
                                                                             ------------
   FINANCE 15.3%
   Fannie Mae .......................................           147,000        10,878,000
   First Union Corp. ................................           310,026        18,853,456
   Mercantile Bankshares Corp. ......................           232,525         8,952,213
   National Commerce Bancorp ........................           921,400        17,333,838
   State Street Corp. ...............................           147,400        10,253,513
   TrustCo Bank Corp., N.Y. shs .....................           384,580        11,537,400
   US Bancorp .......................................           358,500        12,726,750
   Washington Mutual Inc. ...........................           431,400        16,474,088
   Wilmington Trust Corp. ...........................           130,000         8,011,250
                                                                             ------------
                                                                              115,020,508
                                                                             ------------
   HEALTH TECHNOLOGY 4.4%
   Becton, Dickinson and Co. ........................            25,800         1,101,338
   Superior Uniform Group Inc. ......................           265,800         3,854,100
(e)West Co. Inc. ....................................           784,300        27,989,706
                                                                             ------------
                                                                               32,945,144
                                                                             ------------
   INSURANCE 11.8%
   American Heritage Life Investment Corp. ..........           159,900         3,907,556
   American International Group Inc. ................           120,050        11,599,830
   Chubb Corp. ......................................           173,000        11,223,375
   Harleysville Group Inc. ..........................           135,600         3,500,175
   Mercury General Corp. ............................           345,000        15,115,312
   MMI Cos. Inc. ....................................           622,500        10,426,875
   ReliaStar Financial Corp. ........................           424,600        19,584,675
   RLI Corp .........................................           267,856         8,906,212
   St. Paul Cos. Inc. ...............................           130,000         4,517,500
                                                                             ------------
                                                                               88,781,510
                                                                             ------------
   NON-ENERGY MINERALS .6%
   Nucor Corp. ......................................           108,000         4,671,000
                                                                             ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



RISING DIVIDENDS FUND                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PROCESS INDUSTRIES 11.9%
Bemis Co. Inc. ............................................           534,500      $ 20,277,594
Brady Corp., A ............................................           155,700         4,194,169
Donaldson Co. Inc. ........................................           176,200         3,656,150
Hanna (M.A.) Co. ..........................................           626,900         7,718,706
Millipore Corp. ...........................................           242,900         6,907,469
Pall Corp. ................................................         1,338,100        33,870,656
The Sherwin-Williams Co. ..................................           452,000        13,277,500
                                                                                   ------------
                                                                                     89,902,244
                                                                                   ------------
PRODUCER MANUFACTURING 18.7%
Avery Dennison Corp. ......................................           216,700         9,765,044
Baldor Electric Co. .......................................           458,333         9,281,243
Diebold Inc. ..............................................           314,000        11,205,875
Dover Corp. ...............................................           349,600        12,804,100
Flowserve Corp. ...........................................           109,000         1,805,313
General Electric Co. ......................................            69,600         7,103,550
Graco Inc. ................................................           174,600         5,150,700
Hubbell Inc., B ...........................................           281,700        10,704,600
Kaydon Corp. ..............................................           485,900        19,466,369
Kimball International Inc., B .............................           605,900        11,512,100
Myers Industries Inc. .....................................           443,260        12,716,020
Superior Industries International Inc. ....................           244,700         6,805,719
Teleflex Inc. .............................................           243,300        11,100,563
Watts Industries Inc., A ..................................           677,000        11,255,125
                                                                                   ------------
                                                                                    140,676,321
                                                                                   ------------
RETAIL TRADE 11.8%
Family Dollar Stores Inc. .................................         2,229,800        49,055,600
Rite Aid Corp. ............................................           302,000        14,967,875
Schultz Sav-O Stores Inc. .................................           188,900         3,116,850
The Limited Inc. ..........................................           261,000         7,601,625
Wal-Mart Stores Inc. ......................................           168,200        13,697,788
                                                                                   ------------
                                                                                     88,439,738
                                                                                   ------------
TRANSPORTATION 1.3%
Circle International Group Inc. ...........................           477,900         9,796,950
                                                                                   ------------
TOTAL COMMON STOCKS (COST $561,028,731) ...................                         733,023,875
                                                                                   ------------
CONVERTIBLE PREFERRED STOCKS .2%
American Heritage Corp., 8.50%, cvt. pfd. (COST $1,210,000)            24,200         1,612,325
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS ($562,238,731) ................                         734,636,200
                                                                                   ------------


114

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      PRINCIPAL
   RISING DIVIDENDS FUND                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 2.5%
   Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $18,552,247) (COST $18,542,602)      $  18,542,602    $  18,542,602
    Barclays Capital Inc. (Maturity Value $942,126)
    Bear, Stearns & Co. Inc. (Maturity Value $244,255)
    Chase Securities Inc. (Maturity Value $1,919,146)
    CIBC Oppenheimer Corp. (Maturity Value $1,919,146)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,919,146)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,919,146)
    Goldman, Sachs & Co. (Maturity Value $523,404)
    Greenwich Capital Markets Inc. (Maturity Value $1,919,146)
    Lehman Brothers Inc. (Maturity Value $348,937)
    NationsBanc Montgomery Securities (Maturity Value $1,919,146)
    Paine Webber Inc. (Maturity Value $1,046,808)
    Paribas Corp. (Maturity Value $1,919,146)
    Warburg Dillon Read LLC (Maturity Value $2,012,695)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $580,781,333) 100.2% .............................................                         753,178,802
   OTHER ASSETS, LESS LIABILITIES (.2%) ......................................................                          (1,309,806)
                                                                                                                     -------------
   NET ASSETS 100.0% .........................................................................                       $ 751,868,996
                                                                                                                     =============



(e)See Note 9 regarding Holding of 5% Voting Securities.
(f)See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.
                                                                             115

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
   SMALL CAP FUND                                   SHARES          VALUE
----------------------------------------------------------------------------
   COMMON STOCKS 93.6%
   COMMERCIAL SERVICES 2.8%
(a)24/7 Media Inc. .......................           34,800      $   974,400
(a)Applied Graphics Technologies Inc. ....           93,700        1,546,050
   Norrell Corp. .........................           82,100        1,210,975
(a)NOVA Corp. ............................           55,900        1,939,031
(a)RemedyTemp Inc., A ....................           29,500          446,188
(a)SOS Staffing Services Inc. ............           75,500          547,375
(a)Sylvan Learning Systems Inc. ..........           74,100        2,260,050
                                                                 -----------
                                                                   8,924,069
                                                                 -----------
   CONSUMER DURABLES .8%
(a)Activision Inc. .......................          125,700        1,398,413
(a)Electronic Arts Inc. ..................           20,000        1,122,500
   Ethan Allen Interiors Inc. ............            2,500          102,500
                                                                 -----------
                                                                   2,623,413
                                                                 -----------
   CONSUMER NON-DURABLES 3.0%
   Alberto-Culver Co., A .................           23,300          588,325
(a)Consolidated Cigar Holdings Inc. ......          115,900        2,049,981
(a)Sola International Inc. ...............           24,400          420,900
(a)Tommy Hilfiger Corp. ..................           73,800        4,428,000
(a)Tropical Sportswear International Corp.           38,900        1,395,538
   Wolverine World Wide Inc. .............           55,000          728,750
                                                                 -----------
                                                                   9,611,494
                                                                 -----------
(a)CONSUMER SERVICES 3.6%
   DeVry Inc. ............................           77,800        2,382,625
   Jones Intercable Inc. .................            2,100           73,763
   Jones Intercable Inc., A ..............           29,100        1,036,688
   The Marquee Group Inc. ................          160,800          723,600
   MeriStar Hotels & Resorts Inc. ........          120,000          315,000
   Prime Hospitality Corp. ...............          238,000        2,513,875
   Rio Hotel & Casino Inc. ...............           62,400          990,600
   SFX Entertainment Inc., A .............           40,000        2,195,000
   Vail Resorts Inc. .....................           47,200        1,038,400
                                                                 -----------
                                                                  11,269,551
                                                                 -----------
(a)ELECTRONIC TECHNOLOGY 17.9%
   Advanced Energy Industries Inc. .......          126,200        3,155,000
   Coherent Inc. .........................          178,400        2,218,850
   Com21 Inc. ............................           70,400        1,478,400
   DuPont Photomasks Inc. ................              400           16,975
   Etec Systems Inc. .....................           66,100        2,644,000
   Excel Switching Corp. .................            3,100          117,800
   Flextronics International Ltd. ........           20,000        1,712,500
   FLIR Systems Inc. .....................           90,000        2,092,500
   Fvc.com Inc. ..........................           24,000          378,000
   Gemstar International Group Ltd. ......           57,000        3,263,250
   H.T.E. Inc. ...........................          131,800          659,000
   Harmonic Lightwaves Inc. ..............           77,700        1,456,875
   Itron Inc. ............................           67,400          484,438
   Jabil Circuit Inc. ....................           34,200        2,552,175
   Komag Inc. ............................          317,800        3,297,175
   Ladish Co. Inc. .......................           61,800          517,575
   Level One Communications Inc. .........           80,000        2,840,000
   Mettler-Toledo International Inc. .....          110,000        3,086,875
   Natural MicroSystems Corp. ............           82,000          597,067
   Novellus Systems Inc. .................           40,000        1,980,000
   Perceptron Inc. .......................           85,000          563,125


116

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   SMALL CAP FUND                                               SHARES          VALUE
----------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)ELECTRONIC TECHNOLOGY (CONT.)
   Photronics Inc. ...................................            8,400      $   201,338
   PMC-Sierra Inc. ...................................           58,000        3,661,250
   Rainbow Technologies Inc. .........................           73,950        1,391,184
   Sanmina Corp. .....................................           26,800        1,675,000
   Security Dynamics Technologies Inc. ...............          185,700        4,271,100
   SIPEX Corp. .......................................           10,600          372,325
   Tekelec ...........................................          187,400        3,103,813
   Transcrypt International Inc. .....................           67,300          189,281
   TriStar Aerospace Co. .............................           31,400          219,800
   Uniphase Corp. ....................................           59,200        4,107,000
   Waters Corp. ......................................            6,600          575,850
   Xylan Corp. .......................................           84,900        1,491,043
                                                                             -----------
                                                                              56,370,564
                                                                             -----------
   ENERGY MINERALS 4.0%
(a)Barrett Resources Corp. ...........................          153,900        3,693,600
(a)Denbury Resources Inc. ............................           85,800          348,563
   Devon Energy Corp. ................................           22,400          687,400
(a)Newfield Exploration Co. ..........................          135,800        2,834,825
   Range Resources Corp. .............................          125,000          429,688
   Snyder Oil Corp. ..................................          128,200        1,706,663
(a)Titan Exploration Inc. ............................          243,200        1,596,000
(a)Tom Brown Inc. ....................................          139,700        1,401,373
                                                                             -----------
                                                                              12,698,112
                                                                             -----------
   FINANCE 6.4%
(a)Affiliated Managers Group Inc. ....................           37,100        1,108,363
   Allied Capital Corp. ..............................           30,000          519,375
   Bank United Corp., A ..............................           50,000        1,962,500
   Espirito Santo Financial Group SA, ADR (Luxembourg)          125,700        2,459,006
(a)E*Trade Group Inc. ................................           40,000        1,871,252
   EVEREN Capital Corp. ..............................           84,000        1,911,000
   Federated Investors Inc., B .......................          122,900        2,227,563
   Freedom Securities Corp. ..........................           26,300          397,788
(a)Golden State Bancorp Inc. .........................          118,000        1,961,750
(a)Hambrecht & Quist Group ...........................           20,000          453,750
(a)HealthCare Financial Partners Inc. ................           29,100        1,160,363
   Heller Financial Inc. .............................           49,000        1,439,375
   Silicon Valley Bancshares .........................           97,400        1,658,849
   Westamerica Bancorp ...............................           27,900        1,025,325
                                                                             -----------
                                                                              20,156,259
                                                                             -----------
(a)HEALTH SERVICES 3.3%
   American Dental Partners Inc. .....................           22,300          257,844
   Medaphis Corp. ....................................           44,900          147,330
   New American Healthcare Corp. .....................           37,100          415,056
   PAREXEL International Corp. .......................           65,000        1,625,000
   Pediatrix Medical Group Inc. ......................            8,900          533,444
   Pharmaceutical Product Development Inc. ...........          100,000        3,006,250
   Renal Care Group Inc. .............................           94,650        2,727,103
   Total Renal Care Holdings Inc. ....................           15,933          471,019
   Transitions Systems Inc. ..........................           70,900        1,063,500
                                                                             -----------
                                                                              10,246,546
                                                                             -----------
   HEALTH TECHNOLOGY 3.5%
(a)DepoTech Corp. ....................................           83,600          193,325
(a)Heska Corp. .......................................           50,300          223,206
(a)Incyte Pharmaceuticals Inc. .......................           12,500          467,188


                                                                             117

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   SMALL CAP FUND                                      SHARES           VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
(a)Inhale Therapeutic Systems ...............           84,300      $ 2,781,900
   Mentor Corp. .............................           57,300        1,342,969
(a)Neurogen Corp. ...........................           64,200        1,123,500
(a)OrthoLogic Corp. .........................          245,000          819,231
(a)Serologicals Corp. .......................          138,750        4,162,500
                                                                    -----------
                                                                     11,113,819
                                                                    -----------
   INDUSTRIAL SERVICES 3.6%
(a)Atwood Oceanics Inc. .....................            3,400           57,800
(a)Catalytica Inc. ..........................          193,733        3,487,194
(a)Core Laboratories, NV (Netherlands) ......          110,400        2,111,400
(a)Marine Drilling Cos. Inc. ................           71,100          546,581
   Safety-Kleen Corp. .......................           12,500          176,563
(a)Tuboscope Inc. ...........................          121,300          985,563
(a)U.S. Liquids Inc. ........................           74,800        1,683,000
   Varco International Inc. .................          300,800        2,331,200
                                                                    -----------
                                                                     11,379,301
                                                                    -----------
   INSURANCE 4.0%
(a)Amerin Corp. .............................           58,200        1,374,975
   Executive Risk Inc. ......................           45,000        2,472,188
   Financial Security Assurance Holdings Ltd.           63,000        3,417,750
   HCC Insurance Holdings Inc. ..............           22,300          393,038
   Life USA Holding Inc. ....................           47,200          607,700
   Reinsurance Group of America Inc. ........           24,400        1,708,000
(a)Risk Capital Holdings Inc. ...............          125,000        2,718,750
                                                                    -----------
                                                                     12,692,401
                                                                    -----------
   NON-ENERGY MINERALS .6%
   Carpenter Technology Corp. ...............           51,600        1,751,175
                                                                    -----------
   PROCESS INDUSTRIES .7%
   ChemFirst Inc. ...........................           85,100        1,680,725
(a)CUNO Inc. ................................           12,000          195,000
   Optical Coating Laboratory Inc. ..........           16,700          434,200
                                                                    -----------
                                                                      2,309,925
                                                                    -----------
   PRODUCER MANUFACTURING 3.0%
(a)Gentex Corp. .............................          137,800        2,756,000
(a)Gibraltar Steel Corp. ....................          116,700        2,654,925
   JLG Industries Inc. ......................          111,400        1,740,625
   Reliance Steel & Aluminum Co. ............            9,000          248,625
   Roper Industries Inc. ....................          107,400        2,188,275
                                                                    -----------
                                                                      9,588,450
                                                                    -----------
   REAL ESTATE 5.9%
   Arden Realty Inc. ........................          100,000        2,318,750
   Camden Property Trust ....................          110,000        2,860,000
   Colonial Properties Trust ................           28,400          756,150
   Cornerstone Properties Inc. ..............            8,000          125,000
   FelCor Lodging Trust Inc. ................          102,000        2,352,375
   Glenborough Realty Trust Inc. ............           64,100        1,306,038
   Innkeepers USA Trust .....................          218,900        2,585,756
   MeriStar Hospitality Corp. ...............          130,000        2,413,125
   OMEGA Healthcare Investors Inc. ..........           27,400          827,138
   SL Green Realty Corp. ....................           30,900          668,213
   Storage Trust Realty .....................           66,400        1,552,100
   Winston Hotels Inc. ......................           98,000          802,375
                                                                    -----------
                                                                     18,567,020
                                                                    -----------


118

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)




   SMALL CAP FUND                                           SHARES           VALUE
------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)RETAIL TRADE 1.3%
   Beyond.com Corp. ..............................           90,000      $ 1,867,500
   Guitar Center Inc. ............................           85,000        2,093,125
                                                                         -----------
                                                                           3,960,625
                                                                         -----------
(a)TECHNOLOGY SERVICES 20.5%
   Actuate Software Corp. ........................           17,600          347,600
   Affiliated Computer Services Inc., A ..........          174,800        7,866,000
   Aspen Technology Inc. .........................            8,600          124,700
   Brightpoint Inc. ..............................           25,900          356,125
   Brio Technology Inc. ..........................           22,000          389,125
   Cambridge Technology Partners Inc. ............           47,300        1,046,513
   Check Point Software Technologies Ltd. ........           11,700          536,006
   Concord Communications Inc. ...................           30,000        1,702,500
   Documentum Inc. ...............................           37,000        1,977,188
   DoubleClick Inc. ..............................           25,300        1,152,731
   Entrust Technologies Inc. .....................           55,200        1,317,900
   Envoy Corp. ...................................           60,600        3,529,950
   Harbinger Corp. ...............................           44,150          353,200
   HNC Software Inc. .............................           92,700        3,748,556
   i2 Technologies Inc. ..........................          116,000        3,523,500
   Information Advantage Inc. ....................           17,400          131,588
   Integrated Systems Inc. .......................          125,700        1,877,644
   International Network Services ................           83,800        5,572,700
   Intuit Inc. ...................................           80,800        5,858,000
   Micromuse Inc. ................................           60,000        1,170,000
   Sapient Corp. .................................           63,200        3,539,200
   Sterling Commerce Inc. ........................            6,058          272,610
   Synopsys Inc. .................................          109,000        5,913,250
   Transaction Systems Architects Inc. ...........           72,000        3,600,000
   The Vantive Corp. .............................          132,300        1,058,400
   VERITAS Software Corp. ........................           45,000        2,697,188
   Visio Corp. ...................................           40,000        1,462,500
   Whittman-Hart Inc. ............................           21,900          604,988
   Wind River Systems Inc. .......................           60,700        2,852,900
                                                                         -----------
                                                                          64,582,562
                                                                         -----------
(a)TELECOMMUNICATIONS 4.9%
   ICG Communications Inc. .......................          156,000        3,354,000
   Intermedia Communications Inc. ................          121,200        2,090,700
   Millicom International Cellular SA (Luxembourg)           62,400        2,176,200
   Paging Network Inc. ...........................          174,800          819,375
   Primus Telecommunications Group Inc. ..........          132,500        2,186,250
   Rural Cellular Corp., A .......................          139,300        1,462,650
   Western Wireless Corp., A .....................          148,100        3,258,200
                                                                         -----------
                                                                          15,347,375
                                                                         -----------
   TRANSPORTATION 3.8%
   Air Express International Corp. ...............          100,000        2,175,000
(a)Atlantic Coast Airlines Holdings ..............          171,000        4,275,000
   C.H. Robinson Worldwide Inc. ..................          112,600        2,920,563
   Expeditors International of Washington Inc. ...           54,800        2,301,600
   Mesaba Holdings Inc. ..........................           12,900          266,063
                                                                         -----------
                                                                          11,938,226
                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $278,870,540)                       295,130,887
                                                                         -----------


                                                                             119

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      PRINCIPAL
   SMALL CAP FUND                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 9.0%
   Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $28,550,183) (COST $28,535,341)        $28,535,341    $ 28,535,341
    Barclays Capital Inc. (Maturity Value $1,449,736)
    Bear, Stearns & Co. Inc. (Maturity Value $375,995)
    Chase Securities Inc. (Maturity Value $2,953,431)
    CIBC Oppenheimer Corp. (Maturity Value $2,953,431)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,953,431)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,953,431)
    Goldman, Sachs & Co. (Maturity Value $805,377)
    Greenwich Capital Markets Inc. (Maturity Value $2,953,431)
    Lehman Brothers Inc. (Maturity Value $537,013)
    NationsBanc Montgomery Securities LLC (Maturity Value $2,953,431)
    Paine Webber Inc. (Maturity Value $1,610,755)
    Paribas Corp. (Maturity Value $2,953,431)
    Warburg Dillon Read LLC (Maturity Value $3,097,290)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $307,405,881) 102.6%                                                                       323,666,228
   OTHER ASSETS, LESS LIABILITIES (2.6%)                                                                               (8,206,370)
                                                                                                                     ------------
   NET ASSETS 100.0%                                                                                                 $315,459,858
                                                                                                                     ------------








(a)Non-income producing.
(f)See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.
120

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                SHARES/
                                                                                               WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                & RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS 99.7%
   ARGENTINA 6.3%
   Astra Cia Argentina de Petroleo SA .....................     Energy Sources                       65,000      $    76,769
(a)Atanor Cia Nacional Para la Industria Quimica SA, D ....     Chemicals                           524,163          299,042
   Banco de Galicia y Buenos Aires SA, B ..................     Banking                              63,765          280,819
   Banco Frances SA .......................................     Banking                              21,500          152,788
(a)Buenos Aires Embotelladora SA, B, ADR ..................     Beverages & Tobacco                  56,200              562
(a)Capex SA, A ............................................     Utilities Electrical & Gas           48,735          279,503
   Molinos Rio de la Plata SA, B ..........................     Food & Household Products           936,348        2,202,400
   Nobleza Piccardo Sdad Industrial Comercial y Financial..     Beverages & Tobacco                  48,472          164,953
   Perez Companc SA, B ....................................     Energy Sources                      254,195        1,076,213
   Quilmes Industrial SA, ADR .............................     Beverages & Tobacco                 137,400        1,279,538
   Siderca SA, A ..........................................     Metals & Mining                     192,490          219,636
(a)Sociedad Comercial del Plata Cadelplata Come ...........     Multi-Industry                    1,662,960        1,173,443
   Telecom Argentina Stet-France SA, ADR ..................     Telecommunications                   11,900          327,250
   Telefonica de Argentina SA, B, ADR .....................     Telecommunications                   17,210          480,804
   Transportadora de Gas del Sur SA, B ....................     Utilities Electrical & Gas          102,030          202,201
   Transportadora de Gas del Sur SA, B, ADR ...............     Utilities Electrical & Gas            7,100           71,888
   YPF Sociedad Anonima, ADR ..............................     Energy Sources                       67,893        1,896,761
                                                                                                                 -----------
                                                                                                                  10,184,570
                                                                                                                 -----------
   BRAZIL 11.3%
   Aracruz Celulose SA, ADR ...............................     Forest Products & Paper             119,000          952,000
   Banco Bradesco SA BBD ..................................     Banking                         135,190,083          707,140
   Banco Bradesco SA BBD, pfd. ............................     Banking                         110,232,124          611,260
(a)Banco Bradesco SA BBD, rts. ............................     Banking                           6,018,004            1,534
(a)Banco Bradesco SA BBD, rts., pfd. ......................     Banking                           4,569,026            2,602
   Banco do Brasil SA .....................................     Banking                          87,754,976          486,620
   Banco do Brazil SA, pfd. ...............................     Banking                          33,350,000          223,575
   Brasmotor SA, pfd. .....................................     Multi-Industry                    4,019,000          399,156
   Centrais Eletricas Brasileiras SA (Electrobras) ........     Utilities Electrical & Gas       96,602,000        1,663,002
   Centrais Eletricas Brasileiras SA (Electrobras),B, pfd.      Utilities Electrical & Gas      128,691,000        2,471,038
(a)Centrais Geradoras Do Sul Do Brasil SA, B, pfd. ........     Utilities Electrical & Gas      209,667,000          260,294
   Cia Cervejaria Brahma, pfd. ............................     Beverages & Tobacco                 416,000          181,790
   Cia Energetica de Minas Gerais Cemig, Br., pfd. ........     Utilities Electrical & Gas       30,921,000          588,606
(a)Cia Mesbla SA, pfd. ....................................     Merchandising                     7,400,000            1,837
(a)Cia Mesbla SA, rts. ....................................     Merchandising                    14,694,386              730
   Cia Vale do Rio Doce, A, pfd. ..........................     Metals & Mining                      43,900          563,170
(a)Companhia Energetica do Ceara, pfd. ....................     Utilities Electrical & Gas       23,320,000           57,902
   Companhia Paranaense De Energia-Copel, ADR .............     Utilities Electrical & Gas           12,000           85,500
   Companhia Siderurgica Nacional Sid Nacional CSN ........     Metals & Mining                  40,323,000          901,073
   Copene-Petroquimica do Nordeste SA, A, pfd. ............     Chemicals                         3,069,700          350,605
   Duratex SA, pfd. .......................................     Forest Products & Paper          56,354,800        1,539,175
   Investimentos Itau SA, pfd. ............................     Multi-Industry                    2,222,200        1,232,257
(a)Mannesmann SA ..........................................     Machinery & Engineering           2,121,500          131,688
(a)Mannesmann SA, pfd. ....................................     Machinery & Engineering             309,200           14,843
   Petroleo Brasileiro SA, pfd. ...........................     Energy Sources                   18,817,000        2,133,606
   Souza Cruz SA ..........................................     Beverages & Tobacco                  34,000          219,491
(a)Telecomunicacoes Brasileiras SA, unit ..................     Telecommunications               29,560,000        1,321,117
(a)Telecomunicacoes Brasileiras SA, unit, pfd. ............     Telecommunications               10,191,000          747,298
   Unibanco Uniao de Bamncos Brasileiros SA, unit .........     Banking                          15,439,000          536,675
                                                                                                                 -----------
                                                                                                                  18,385,584
                                                                                                                 -----------
   CHILE 3.6%
   Cia Cervecerias Unidas SA, ADR .........................     Beverages & Tobacco                  15,000          288,750
   Compania De Telecomunicaciones De Chile SA, ADR ........     Telecommunications                  110,000        2,275,625
   Empresa Nacional de Electricidad SA, ADR ...............     Electrical & Electronics            155,100        1,764,263
   Enersis SA, ADR ........................................     Utilities Electrical & Gas           39,600        1,022,175
   Quinenco SA, ADR .......................................     Multi-Industry                       47,900          383,200
   Sociedad Quimica y Minera de Chile SA, ADR .............     Chemicals                             3,000          101,063
                                                                                                                 -----------
                                                                                                                   5,835,076
                                                                                                                 -----------


                                                                             121

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                          SHARES/
                                                                                                          WARRANTS
  TEMPLETON DEVELOPING MARKETS EQUITY FUND                                INDUSTRY                        & RIGHTS        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   CHINA 1.9%
   China Resources Enterprises Ltd. ........................      Multi-Industry                             207,000    $   323,302
(a)China Southern Glass Co. Ltd., B ........................      Building Materials & Components          1,765,445        161,795
   China Vanke Co. Ltd., B .................................      Real Estate                              2,857,867        785,731
   Chiwan Wharf Holdings Ltd., B ...........................      Transportation                           1,132,000        116,893
   Guangshen Railway Co. Ltd., H ...........................      Transportation                           1,187,000        137,894
   Guangshen Railway Co. Ltd., H, ADR ......................      Transportation                              12,700         76,200
   Shandong Huaneng Power Development Co. Ltd., ADR ........      Utilities Electrical & Gas                  96,500        440,281
(a)Shanghai Dazhong Taxi Shareholding Co. Ltd., B ..........      Transportation                             569,300        240,245
(a)Shanghai Jin Jiang Tower Co. Ltd., B ....................      Leisure & Tourism                        1,891,600        166,461
(a)Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd., B      Real Estate                                284,900         91,738
   Shanghai Petrochemical Co. Ltd., H ......................      Chemicals                                2,540,000        229,501
(a)Shanghai Tyre & Rubber Co. Ltd., B ......................      Industrial Components                    1,472,570        147,257
(a)Shanghai Vacuum Electron Devices Co. Ltd., B ............      Appliances & Household Durables            580,433         67,330
   Shanghai Yaohua Pilkington Glass, B .....................      Building Materials & Components            477,600         40,596
                                                                                                                        -----------
                                                                                                                          3,025,224
                                                                                                                        -----------
   COLOMBIA 1.3%
   Bavaria SA ..............................................      Beverages & Tobacco                        228,607      1,152,268
   Cementos Argos SA .......................................      Building Materials & Components            262,000        746,637
   Compania Nacional de Chocolates SA ......................      Food & Household Products                   64,363        278,664
                                                                                                                        -----------
                                                                                                                          2,177,569
                                                                                                                        -----------
   CROATIA
   Pliva D D, GDR, Reg S ...................................      Health & Personal Care                       3,900         64,740
                                                                                                                        -----------
   CZECH REPUBLIC 2.6%
(a)CEZ AS ..................................................      Utilities Electrical & Gas                 128,080      2,830,632
(a)SPT Telecom AS ..........................................      Telecommunications                          66,310      1,011,288
   Tabak AS ................................................      Beverages & Tobacco                            250         69,844
   Unipetrol ...............................................      Chemicals                                  208,938        375,700
                                                                                                                        -----------
                                                                                                                          4,287,464
                                                                                                                        -----------
   GHANA 1.0%
   Ashanti Goldfields Co. Ltd., GDR, Reg S .................      Metals & Mining                            167,364      1,569,038
                                                                                                                        -----------
   HONG KONG 7.3%
   Cheung Kong Holdings Ltd. ...............................      Multi-Industry                             337,000      2,425,086
   Citic Pacific Ltd. ......................................      Multi-Industry                             552,000      1,189,893
   Dairy Farm International Holdings Ltd. ..................      Merchandising                              221,772        255,038
   Hang Lung Development Co. Ltd. ..........................      Real Estate                              1,021,000      1,093,846
   Hong Kong & Shanghai Hotels Ltd. ........................      Leisure & Tourism                          568,000        403,240
   Hong Kong Electric Holdings Ltd. ........................      Utilities Electrical & Gas                 180,400        547,214
   HSBC Holdings Plc .......................................      Banking                                     66,155      1,648,058
   Hutchison Whampoa Ltd. ..................................      Multi-Industry                              41,000        289,748
   IMC Holdings Ltd. .......................................      Transportation                              66,000          6,389
   Jardine Matheson Holdings Ltd. ..........................      Multi-Industry                             217,015        559,899
   New World Development Co. Ltd. ..........................      Real Estate                                911,231      2,293,589
(a)Semi-Tech Co. Ltd. ......................................      Appliances & Household Durables          1,452,071         59,978
   Sun Hung Kai Properties Ltd. ............................      Real Estate                                138,739      1,011,811
   Yue Yuen Industrial (Holdings) Ltd. .....................      Recreation & Other Consumer Goods           67,200        129,243
                                                                                                                        -----------
                                                                                                                         11,913,032
                                                                                                                        -----------
   HUNGARY 1.4%
   Borsodchem RT ...........................................      Chemicals                                   19,330        502,789
   Borsodchem RT, GDR, Reg S ...............................      Chemicals                                   13,000        338,325
(a)Danubius Hotel and SpA RT ...............................      Leisure & Tourism                            3,000         62,844
   Gedeon Richter Ltd. .....................................      Health & Personal Care                      12,950        551,877
   Mol Magyar Olay-Es Gazipari RT ..........................      Energy Sources                               7,330        201,043
   Tiszai Vegyi Kombinat RT ................................      Chemicals                                   44,001        592,689
                                                                                                                        -----------
                                                                                                                          2,249,567
                                                                                                                        -----------


122

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                             SHARES/
                                                                                            WARRANTS
  TEMPLETON DEVELOPING MARKETS EQUITY FUND                     INDUSTRY                     & RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  INDIA 3.0%
   Arvind Mills Ltd. ............................      Textiles & Apparel                      143,000      $  130,057
   Bajaj Auto Ltd. ..............................      Automobiles                               9,800         120,204
(a)Bank of Baroda ...............................      Banking                                  95,700         111,697
(a)Bharat Petroleum Corp. Ltd. ..................      Energy Sources                           30,000         164,626
   Bombay Dyeing & Manufacturing Co. Ltd. .......      Chemicals                                 2,200           3,000
   Cummins India Ltd. ...........................      Machinery & Engineering                   4,000          28,944
   Grasim Industries Ltd. .......................      Multi-Industry                           22,900          97,158
   Grasim Industries Ltd., GDR ..................      Multi-Industry                           26,000         118,300
   Great Eastern Shipping Co. Ltd. ..............      Transportation                          297,800         161,527
   Gujarat Industries Power Ltd. ................      Energy Equipment & Services              52,100          30,343
   Hindustan Organic Chemicals Ltd. .............      Chemicals                                25,900           4,815
   Hindustan Petroleum Corporation Ltd. .........      Energy Sources                           39,400         217,970
   ICICI Ltd. ...................................      Financial Services                      182,480         202,034
   India Cements Ltd. ...........................      Building Materials & Components          40,900          31,135
(a)India Cements Ltd., GDR ......................      Building Materials & Components           3,051           2,288
   Indian Aluminium Co. Ltd. ....................      Metals & Mining                          45,000          96,256
   Indian Petrochemicals Corp. Ltd. .............      Chemicals                               204,200         275,334
(a)Indian Rayon & Industries Ltd. ...............      Multi-Industry                           30,525          80,809
   Indian Rayon & Industries Ltd., GDR ..........      Multi-Industry                           10,669          26,939
   Indo Gulf Corp. Ltd. .........................      Chemicals                               142,300          93,591
   Industrial Development Bank of India .........      Banking                                 166,300         142,639
   Larsen & Toubro Ltd. .........................      Multi-Industry                          157,500         594,846
   Larsen and Toubro Ltd., GDR, Reg S ...........      Multi-Industry                           15,875         121,841
   Mahanagar Telephone Nigam Ltd. ...............      Telecommunications                       12,400          53,456
   National Aluminium Co. Ltd. ..................      Metals & Mining                         617,100         273,726
   Oriental Bank of Commerce ....................      Banking                                 294,800         259,100
   Reliance Industries Ltd. .....................      Chemicals                               115,400         325,321
   Satyam Computers Services Ltd. ...............      Data Processing & Reproduction            2,200          37,662
(a)Shipping Corporation of India Ltd. ...........      Transportation                          179,200          88,554
   Steel Authority of India Ltd. ................      Metals & Mining                          74,100           9,852
   Steel Authority of India Ltd., GDR, Reg S ....      Metals & Mining                          22,000          43,450
   Tata Chemicals Ltd. ..........................      Chemicals                                69,350         165,312
   Tata Engineering & Locomotive Co. Telco ......      Machinery & Engineering                 147,500         565,756
(a)Tata Hydro-Electric Power Company ............      Utilities Electrical & Gas               20,000          37,462
   Tata Iron & Steel Co., Ltd. ..................      Metals & Mining                          10,000          27,626
   Thermax Ltd. .................................      Energy Equipment & Services               2,200           7,403
   Videsh Sanchar Nigam Ltd., GDR ...............      Telecommunications                        5,000          61,250
                                                                                                            ----------
                                                                                                             4,812,283
                                                                                                            ----------
   INDONESIA 3.2%
(a)Asia Pulp & Paper Co. Ltd., ADR ..............      Forest Products & Paper                  91,700         750,794
(a)PT Barito Pacific Timber TBK .................      Forest Products & Paper               3,211,000         141,365
(a)PT BBL Dharmala Finance TBK, fgn. ............      Financial Services                      150,000          26,415
(a)PT BDNI Capital Corp., fgn. ..................      Financial Services                      411,000           9,047
(a)PT Charoen Pokphand Indonesia ................      Food & Household Products             1,733,750          32,712
   PT Gudang Garamm .............................      Beverages & Tobacco                     118,000         172,918
(a)PT Indah Kiat Pulp & Paper Corp. .............      Forest Products & Paper               1,747,000         477,953
(a)PT Indocement Tunggal Prakarsa ...............      Building Materials & Components       1,396,500         557,722
(a)PT Indofoods Sukses Makmurr ..................      Food & Household Products               684,020         348,463
   PT Indosat ...................................      Telecommunications                      197,000         258,330
(a)PT Inter-Pacific Bank, fgn. ..................      Banking                                  15,000             377
   PT Semen Gresik (Persero) ....................      Building Materials & Components         444,000         463,547
(a)PT Sinar Mas Agro Resources & Technology Corp.      Food & Household Products               745,800         159,479
(a)PT Sinar Mas Multi Artha, fgn. ...............      Financial Services                       98,250          20,700
(a)PT Summarecon Agung ..........................      Real Estate                             668,069          12,605
   PT Telekomunikasi Indonesia (Persero), B .....      Telecommunications                    1,558,500         529,302
   PT Timah .....................................      Metals & Mining                       1,002,000         677,453
(a)PT Tjiwi Kimia ...............................      Forest Products & Paper               2,251,926         587,767
                                                                                                            ----------
                                                                                                             5,226,949
                                                                                                            ----------


                                                                             123

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                               SHARES/
                                                                                               WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                   INDUSTRY                         & RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   ISRAEL .4%
(a)Clal Industries Ltd. .......................      Multi-Industry                             104,802      $   511,401
   Koor Industries Ltd. .......................      Multi-Industry                               1,466          127,920
                                                                                                             -----------
                                                                                                                 639,321
                                                                                                             -----------
   JORDAN .1%
   Jordan Cement Factories Ltd. ...............      Building Materials & Components             36,000          156,742
                                                                                                             -----------
   MALAYSIA 2.8%
   AMMB Holdings Bhd. .........................      Financial Services                         129,000          121,405
   Boustead Holdings Bhd. .....................      Food & Household Products                  384,000          240,391
   Cosway Corporation Bhd. ....................      Appliances & Household Durables            453,000          143,696
   Edaran Otomobil Nasional Bhd. ..............      Automobiles                                  3,000            3,781
   Federal Flour Mills Bhd. ...................      Food & Household Products                  103,000           80,492
   Genting Bhd. ...............................      Leisure & Tourism                          311,400          539,688
   Hong Leong Industries Bhd. .................      Multi-Industry                             336,200          168,797
   Hong Leong Industries Bhd., wts. ...........      Multi-Industry                              38,000            3,991
   Hong Leong Properties Bhd. .................      Real Estate                                474,000           78,664
   Island & Peninsula Bhd. ....................      Real Estate                                458,000          292,489
   Kian Joo Can Factory Bhd. ..................      Industrial Components                       85,000           99,995
(a)Leader Universal Holdings Bhd. .............      Industrial Components                      982,000          216,606
   Malaysian Airlines System Bhd. .............      Transportation                             197,000           86,080
   Malaysian International Shipping Corp., fgn.      Transportation                             207,666          218,125
(a)MBF Capital Bhd. ...........................      Financial Services                         107,000           19,219
   Oriental Holdings Bhd. .....................      Automobiles                                 39,000           47,928
   Perlis Plantations Bhd. ....................      Multi-Industry                             360,500          295,352
   Perusahaan Otomobil Nasional Bhd. ..........      Automobiles                                214,000          258,495
   PPB Oil Palms Bhd. .........................      Multi-Industry                                 625              382
   Public Bank Bhd. ...........................      Banking                                    368,000          154,614
   Public Bank Bhd., fgn. .....................      Banking                                     31,000           12,048
   Renong Bhd. ................................      Multi-Industry                           1,608,000          310,774
   Resorts World Bhd. .........................      Leisure & Tourism                          756,000          695,611
   Shangri La Hotels (Malaysia) Bhd. ..........      Leisure & Tourism                        1,010,000          269,461
   Tanjong Plc. ...............................      Recreation & Other Consumer Goods          189,000          214,401
   Technology Resources Industries Bhd. .......      Multi-Industry                             104,000           43,258
                                                                                                             -----------
                                                                                                               4,615,743
                                                                                                             -----------
   MEXICO 10.3%
   Cemex SA ...................................      Building Materials & Components             54,810          118,320
   Cemex SA, B ................................      Building Materials & Components          1,454,500        3,654,633
(a)Cifra SA de CV, V ..........................      Merchandising                              209,000          253,589
   Coca Cola Femsa SA de CV, L, ADR ...........      Beverages & Tobacco                         67,300          891,725
   Cydea SA de CV, A ..........................      Multi-Industry                              69,938           63,644
   DESC SA de CV DESC, B ......................      Multi-Industry                             460,170          394,564
(a)Grupo Financiero Banamex Accival SA de CV, B      Banking                                    461,000          605,966
(a)Grupo Financiero Banamex Accival SA de CV, L      Banking                                    992,137        1,143,616
   Grupo Financiero Bancomer SA de CV, L ......      Banking                                  1,300,370          184,077
   Grupo Financiero Serfin SA de CV, B ........      Banking                                  2,607,816          232,040
   Panamerican Beverages Inc., A ..............      Food & Household Products                    5,900          128,694
   Telefonos de Mexico SA (Telmex), L, ADR ....      Telecommunications                         163,200        7,945,800
   Vitro SA De CV .............................      Food & Household Products                  699,849        1,026,068
                                                                                                             -----------
                                                                                                              16,642,736
                                                                                                             -----------
   PAKISTAN .6%
   Pakistan Telecommunications Corp., A .......      Telecommunications                       2,700,000        1,031,156
                                                                                                             -----------
   PERU .9%
   Telefonica Del Peru SA, B, ADR .............      Telecommunications                         109,500        1,389,281
                                                                                                             -----------
   PHILIPPINES 1.6%
(a)A Soriano Corp. ............................      Multi-Industry                           2,414,000           51,506
   Ayala Corp. ................................      Multi-Industry                             393,500          139,091
(a)Filinvest Development Corp. ................      Real Estate                              2,817,000           92,693
(a)Keppel Philippine Holdings Inc., B .........      Machinery & Engineering                    638,000           11,481


124

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                         SHARES/
                                                                                         WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                    INDUSTRY                  & RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   PHILIPPINES (CONT.)
(a)Petron Corp. ..............................      Energy Sources                        4,498,000      $  491,427
   Philippine Long Distance Telephone Co., ADR      Telecommunications                       58,000       1,504,375
   RFM Corp. .................................      Food & Household Products               497,090          76,672
   San Miguel Corp., B .......................      Food & Household Products                90,500         174,486
(a)Southeast Asia Cement Holdings Inc. .......      Building Materials & Components      10,600,000         130,797
                                                                                                         ----------
                                                                                                          2,672,528
                                                                                                         ----------
   POLAND 2.1%
   Bank Handlowy W Warszawie SA, GDR, Reg S ..      Banking                                   5,500          71,225
   Bank Przemyslowo-Handlowy SA ..............      Banking                                  15,088         894,104
   Bank Rozwoju Eksportu SA ..................      Banking                                     736          16,985
   Bank Slaski SA W Katowicach ...............      Banking                                   3,000         155,556
   Big Bank Gdanski SA, G ....................      Banking                               1,172,050       1,051,840
   Big Bank Gdanski SA, GDR, Reg S ...........      Banking                                  12,333         167,112
   Gorazdze SA ...............................      Building Materials & Components           8,385         140,944
   Polifarb Cieszyn Wroclaw SA ...............      Chemicals                                18,149          43,175
(a)Rolimpex SA ...............................      Wholesale & International Trade          49,753          80,795
   Warta SA ..................................      Insurance                                28,395         582,462
   Wielkopolski Bank Kredytowy SA ............      Banking                                  14,742          92,819
   Zaklady Piwowarskie W Zywcu SA ............      Beverages & Tobacco                         780          93,333
                                                                                                         ----------
                                                                                                          3,390,350
                                                                                                         ----------
   RUSSIA .2%
   Irkutskenergo .............................      Utilities Electrical & Gas              439,500          19,668
   Irkutskenergo, ADR ........................      Utilities Electrical & Gas                7,000          15,663
(a)JSC Gorkovsky Augomobile Plant ............      Automobiles                               1,310          23,908
   Lukoil Holdings, ADR ......................      Energy Sources                            3,360          54,432
   Mosenergo .................................      Utilities Electrical & Gas            2,052,000          41,040
   Mosenergo, ADR ............................      Utilities Electrical & Gas                3,000           5,625
   Rostelekom ................................      Telecommunications                        2,000           1,460
   Rostelecom, ADR ...........................      Telecommunications                       11,900          49,831
   Unified Energy Systems ....................      Utilities Electrical & Gas              610,600          18,623
   Unified Energy Systems, ADR ...............      Utilities Electrical & Gas               12,000          36,828
(a)Vimpel Communications, ADR ................      Telecommunications                        5,200          67,275
                                                                                                         ----------
                                                                                                            334,353
                                                                                                         ----------
   SINGAPORE 9.7%
   Acer Computer International Ltd. ..........      Electrical & Electronics                116,000          58,000
   Acma Ltd. .................................      Electrical & Electronics                120,000          52,727
   Asia Pacific Breweries Ltd. ...............      Beverages & Tobacco                      26,000          53,891
   City Developments Ltd. ....................      Real Estate                             367,500       1,592,500
   Cycle & Carriage Ltd. .....................      Automobiles                              67,000         229,423
   Delgro Corp. ..............................      Transportation                           50,000          64,848
   First Capital Corp. Ltd. ..................      Real Estate                             323,000         215,333
   Fraser and Neave Ltd. .....................      Beverages & Tobacco                     441,000       1,288,255
   G P Batteries International Ltd. ..........      Electrical & Electronics                 49,000         104,533
   Hai Sun Hup Group Ltd. ....................      Transportation                        1,315,000         330,742
   Hind Hotels International Ltd. ............      Leisure & Tourism                       344,000         235,588
(a)Hong Leong Finance Ltd., fgn. .............      Financial Services                       35,000          67,030
(a)Inchcape Marketing Services Ltd. ..........      Broadcasting & Publishing               377,000         205,636
   Inchcape Motors Ltd. ......................      Wholesale & International Trade         163,000         188,685
   Isetan (Singapore) Ltd. ...................      Merchandising                            75,500          68,636
   Jurong Shipyard Ltd. ......................      Machinery & Engineering                 224,000         984,242
   Keppel Corp., Ltd. ........................      Transportation                          698,000       1,869,794
   Metro Holdings Ltd. .......................      Wholesale & International Trade         147,000         138,091
   Natsteel Ltd. .............................      Metals & Mining                       1,007,000       1,104,648
(a)Neptune Orient Lines Ltd. .................      Transportation                          339,000         108,891
(a)Osprey Maritime Ltd. ......................      Transportation                          359,000         110,964
   Osprey Maritime Ltd., 2.50%, cvt., pfd. ...      Transportation                           96,120          29,127
   Overseas Chinese Banking Corp. Ltd., fgn. .      Banking                                 302,000       2,049,939
   Overseas Union Enterprise Ltd. ............      Leisure & Tourism                       195,400         388,432

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                        SHARES/
                                                                                                       WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                               INDUSTRY                      & RIGHTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   SINGAPORE (CONT.)
   Robinson & Co., Ltd. .................................      Merchandising                                21,200      $    47,539
(a)Sembcorp Industries Ltd. .............................      Multi-Industry                            1,240,769        1,413,725
   United Industrial Corporation Ltd. ...................      Real Estate                               1,371,000          548,400
   United Overseas Bank Ltd., fgn. ......................      Banking                                     325,000        2,087,879
   WBL Corp. Ltd. .......................................      Multi-Industry                              135,000           86,727
                                                                                                                        -----------
                                                                                                                         15,724,225
                                                                                                                        -----------
   SLOVAK REPUBLIC .4%
   Nafta Gbely AS .......................................      Utilities Electrical & Gas                    4,800           41,711
   Slovnaft AS ..........................................      Chemicals                                    28,010          502,012
   Vychodoslovenske Zeleziarne AS .......................      Metals & Mining                              20,000           97,217
                                                                                                                        -----------
                                                                                                                            640,940
                                                                                                                        -----------
   SOUTH AFRICA 7.7%
   Amalgamated Banks of South Africa Ltd. ...............      Banking                                      14,800           70,192
   Anglo American Gold Investment Co. Ltd. ..............      Metals & Mining                               1,700           63,576
   Anglo American Industrial Corp. Ltd. .................      Multi-Industry                               65,155          991,266
   Anglo-American Corp. of South Africa Ltd. ............      Metals & Mining                              31,500          887,799
   Barlow Ltd. ..........................................      Multi-Industry                              194,000          745,298
   CG Smith Ltd. ........................................      Multi-Industry                              600,000        1,361,608
   De Beers/Centenary Linked Units ......................      Misc Materials & Commodities                 64,400          821,045
   Iscor Ltd. ...........................................      Metals & Mining                           3,395,912          611,902
   Liberty Life Association of Africa Ltd. ..............      Insurance                                    41,900          576,924
   Nedcor Ltd. ..........................................      Financial Services                            3,500           59,615
   Palabora Mining Co. Ltd. .............................      Metals & Mining                             114,000          629,807
   Rembrandt Group Ltd. .................................      Multi-Industry                              156,170          955,696
   Reunert Ltd. .........................................      Electrical & Electronics                     63,300           88,234
   Sappi Ltd. ...........................................      Forest Products & Paper                     305,851        1,182,799
   Sasol Ltd. ...........................................      Energy Sources                              336,000        1,270,834
   South African Breweries Ltd. .........................      Beverages & Tobacco                          94,370        1,589,744
   Tiger Oats Ltd. ......................................      Food & Household Products                     9,700           95,636
   Tongaat-Hulett Group Ltd. ............................      Multi-Industry                               82,443          539,553
   Voltex Holdings Ltd. .................................      Electrical & Electronics                     27,381            9,309
                                                                                                                        -----------
                                                                                                                         12,550,837
                                                                                                                        -----------
   SOUTH KOREA 3.9%
   BYC Co. Ltd. .........................................      Textiles & Apparel                            2,760          105,580
(a)Cho Hung Bank Co. Ltd., GDR, Reg S ...................      Banking                                      54,000           51,300
(a)Daegu Bank Co. Ltd. ..................................      Banking                                      17,498           62,571
   Daewoo Electric Components Co. Ltd. ..................      Electronic Components & Instruments           9,000           37,422
   Hana Bank ............................................      Banking                                      12,535          138,641
   Hana Bank, GDR, Reg S ................................      Banking                                      82,687        1,039,789
(a)Hotel Shilla Co. .....................................      Leisure & Tourism                            13,240           78,174
   Korea Electric Power Corp. ...........................      Utilities Electrical & Gas                   74,900        1,856,150
   Saehan Precision Co. Ltd. ............................      Electrical & Electronics                      4,234           66,899
   Samsung Display Devices Ltd. .........................      Electrical & Electronics                     26,266        1,295,280
   Samsung Electronics Co. Ltd. .........................      Electrical & Electronics                      4,275          286,896
(a)Samsung Heavy Industries Co. Ltd. ....................      Machinery & Engineering                      94,984          540,283
   Shin Poong Paper Manufacturing Co. Ltd. ..............      Forest Products & Paper                       5,521           45,683
   Shin Young Wocoal Inc. ...............................      Textiles & Apparel                            1,610           59,178
   Sindo Ricoh Co. ......................................      Appliances & Household Durables               3,980          142,651
(a)Tong Yang Merchant Bank ..............................      Financial Services                           88,915          505,762
                                                                                                                        -----------
                                                                                                                          6,312,259
                                                                                                                        -----------
   SRI LANKA .2%
   National Development Bank of Sri Lanka ...............      Banking                                     130,000          243,168
                                                                                                                        -----------
   THAILAND 8.0%
   Advanced Info Service Public Co. Ltd., fgn. ..........      Telecommunications                           87,300          518,971
(a)American Standard Sanitaryware (THB) PUB Co. Ltd. fgn.      Building Materials & Components              30,800          230,989
   Ayudhya Insurance Public Co. Ltd., fgn. ..............      Insurance                                    44,100          154,747
(a)Bangkok Bank Public Co. Ltd. .........................      Banking                                     922,400        1,320,072


126

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
                                                                                                    SHARES/
                                                                                                    WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                     & RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   THAILAND (CONT.)
(a)Bangkok Expressway Public Co. Ltd., fgn. ............      Transportation                           101,000      $   101,459
   Bangkok Insurance Public Co. Ltd. ...................      Insurance                                 37,000          137,471
   Bangkok Insurance Public Co. Ltd., fgn. .............      Insurance                                  4,900           23,634
   BEC World Public Co Ltd., fgn. ......................      Telecommunications                        20,000          110,087
(a)Charoen Pokphand Feedmill Public Co. Ltd. ...........      Food & Household Products                133,776          162,917
(a)Charoen Pokphand Feedmill Public Co. Ltd., fgn. .....      Food & Household Products                331,224          405,655
(a)Dusit Thani Public Company Ltd., fgn. ...............      Leisure & Tourism                         74,500           78,693
(a)Hana Microelectronics Co. Ltd., fgn. ................      Electrical & Electronics                 160,400          388,474
(a)Hua Thai Manufacturing Public Co. Ltd., fgn. ........      Textiles & Apparel                        16,000           26,641
   Industrial Finance Corp. of Thailand ................      Financial Services                       167,000           67,793
   Industrial Finance Corp. of Thailand, fgn. ..........      Financial Services                     1,358,700          560,905
(a)Italian-Thai Development Public Co. Ltd., fgn. ......      Construction & Housing                   109,700          220,396
(a)Jasmine International Public Co. Ltd., fgn. .........      Telecommunications                       667,000          167,048
(a)Karat Sanitaryware Public Co. Ltd., fgn. ............      Building Materials & Components           39,683            4,369
(a)Regional Container Lines Public Co. Ltd. ............      Transportation                            17,992            9,408
   Regional Container Lines Public Co. Ltd., fgn. ......      Transportation                           294,008          145,649
   Saha Pathanapibul Public Co. Ltd., fgn. .............      Food & Household Products                 80,700           82,177
   Saha Union Public Co. Ltd., fgn. ....................      Multi-Industry                           476,300          199,906
(a)Serm Suk Public Co. Ltd. ............................      Food & Household Products                 46,300          236,374
(a)Siam Cement Public Co. Ltd. .........................      Building Materials & Components           68,100        1,049,567
(a)Siam Commercial Bank Ltd., fgn. .....................      Banking                                  106,800           63,930
   Siam Makro Public Company Ltd., fgn. ................      Merchandising                            376,000          734,719
(a)Thai Airways International Public Co. Ltd., fgn. ....      Transportation                           519,700          672,242
(a)Thai Asahi Glass Public Co. Ltd. ....................      Building Materials & Components          102,510           18,056
(a)Thai Farmers Bank Public Co. Ltd. ...................      Banking                                1,988,200        2,927,445
(a)Thai Farmers Bank Public Co. Ltd., fgn. .............      Banking                                  565,800          996,593
(a)Thai Petrochemical Industry Public Co. Ltd., fgn. ...      Chemicals                                469,520           77,532
   Thai Rayon Public Co. Ltd. ..........................      Textiles & Apparel                        41,906           41,231
   Thai Rayon Public Co. Ltd., fgn. ....................      Textiles & Apparel                         3,394            3,339
   Thai Wacoal Public Co. Ltd., fgn. ...................      Textiles & Apparel                         8,200            9,704
(a)Total Access Communication Public Co. Ltd. ..........      Telecommunications                       415,000          713,800
(a)United Communications Industries, fgn. ..............      Telecommunications                       509,700          273,542
                                                                                                                    -----------
                                                                                                                     12,935,535
                                                                                                                    -----------
   TURKEY 5.5%
   Akbank ..............................................      Banking                              222,995,556        4,524,957
   Alarko Sanayii ve Ticaret SA ........................      Appliances & Household Durables        3,833,998          173,223
(a)Alcatel Teletas .....................................      Telecommunications                     1,482,000           62,259
(a)Anadolu Anonim Turk Sigorta Sirketi, Br. ............      Insurance                             18,049,000          208,874
   Arcelik AS, Br. .....................................      Appliances & Household Durables       12,151,456          350,597
   Beko Elektronik AS ..................................      Appliances & Household Durables        6,561,005           86,329
   Erciyas Biracilik ...................................      Food & Household Products              2,386,000          158,865
(a)Eregli Demir ve Celik Fabrikalari AS ................      Metals & Mining                       11,013,000          453,928
   Haci Omer Sabanci Holding AS, ADR, 144A .............      Multi-Industry                           384,200        1,440,750
(a)Netas Northern Electric Telekomunic Asyon AS ........      Electrical & Electronics               5,781,000          106,309
   Petkim Petrokimya Holding AS ........................      Chemicals                                182,000           82,229
   Tat Konserve Sanayii AS .............................      Food & Household Products              3,970,928          141,639
(a)Tofas Turk Otomobil Fabrikasi AS ....................      Automobiles                           21,581,035          195,009
(a)Turkiye Garanti Bankasi AS ..........................      Banking                               34,037,662          841,768
(a)Turkiye Is Bankasi AS, C ............................      Banking                                2,888,000           75,084
                                                                                                                    -----------
                                                                                                                      8,901,820
                                                                                                                    -----------
   VENEZUELA 2.4%
   Ceramica Carabobo CA, A .............................      Building Materials & Components          330,484           27,808
   Ceramica Carabobo CA, A, ADR ........................      Building Materials & Components           29,950           25,201
   Compania Anonima Nacional Telefonos de Venezuela, ADR      Telecommunications                        47,000          837,188
   Electricidad de Caracas SAICA SACA ..................      Utilities Electrical & Gas             2,874,842        1,241,085
(a)Manufacturera de Aparatos Domesticos Madoda SA, A ...      Appliances & Household Durables           10,000            3,525
   Mavesa SA, ADR ......................................      Food & Household Products                326,800        1,225,500
   Siderurgica Venezolana Sivensa Saica Services, ADR, A      Metals & Mining                           34,708          162,471


                                                                             127

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                    SHARES/
                                                                                                    WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                     & RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
VENEZUELA (CONT.)
Venezolana de Cementos-Vencemos, #1 ....................      Building Materials & Components          333,151       $    218,361
Venezolana de Cementos-Vencemos, #2 ....................      Building Materials & Components          348,826            231,725
                                                                                                                     ------------
                                                                                                                        3,972,864
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $228,078,693) 99.7% ............                                                              161,884,954
OTHER ASSETS, LESS LIABILITIES .3% .....................                                                                  548,333
                                                                                                                     ------------
TOTAL NET ASSETS 100.0% ................................                                                             $162,433,287
                                                                                                                     ============


(a)Non-income producing.



                       See notes to financial statements.
128

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



   TEMPLETON GLOBAL ASSET ALLOCATION FUND                 COUNTRY             SHARES          VALUE
-----------------------------------------------------------------------------------------------------
   COMMON STOCKS 58.7%
   AEROSPACE & MILITARY TECHNOLOGY 4.1%
   Alvis Plc ....................................      United Kingdom         140,990      $  457,417
   Boeing Co. ...................................      United States           21,217         692,205
   Hong Kong Aircraft Engineering Co. Ltd. ......        Hong Kong            363,200         496,940
   Kaman Corp., A ...............................      United States           40,300         647,319
   Raytheon Co., A ..............................      United States           17,615         910,475
   Rolls-Royce Plc ..............................      United Kingdom          25,276         104,502
                                                                                           ----------
                                                                                            3,308,858
                                                                                           ----------
   APPLIANCES & HOUSEHOLD DURABLES .6%
   Laox Co. Ltd. ................................          Japan               70,000         515,071
                                                                                           ----------
   AUTOMOBILES .2%
   General Motors Corp. .........................      United States            2,700         193,219
                                                                                           ----------
   BANKING 1.7%
(a)Bangkok Bank Public Co. Ltd., fgn ............         Thailand            312,000         644,007
   Banque Nationale de Paris ....................          France               9,193         757,334
                                                                                           ----------
                                                                                            1,401,341
                                                                                           ----------
   BUILDING MATERIALS & COMPONENTS 1.5%
   Caradon Plc ..................................      United Kingdom         295,300         501,133
   Gujarat Ambuja Cements Ltd. ..................          India               35,600         217,891
   Gujarat Ambuja Cements Ltd., GDR, 144A .......          India               14,600          96,360
   Plettac AG ...................................         Germany               5,192         411,470
                                                                                           ----------
                                                                                            1,226,854
   BUSINESS & PUBLIC SERVICES .8%
   Columbia HCA Healthcare Corp. ................      United States           13,600         336,600
(a)Humana Inc. ..................................      United States           18,200         324,188
                                                                                           ----------
                                                                                              660,788
                                                                                           ----------
   CHEMICALS 1.1%
   Beijing Yanhua Petrochemical Company Ltd., ADR          China               69,740         278,960
   Rhone-Poulenc SA, A ..........................          France               9,870         508,147
   Shanghai Petrochemical Co. Ltd., H ...........          China              834,000          75,356
                                                                                           ----------
                                                                                              862,463
                                                                                           ----------
   DATA PROCESSING & REPRODUCTION 1.4%
(a)3Com Corp. ...................................      United States           25,400       1,138,238

   ELECTRICAL & ELECTRONICS 3.3%
   General Electric Co. Plc .....................      United Kingdom         184,900       1,661,193
   Motorola Inc. ................................      United States            4,310         263,179
   Philips Electronics NV .......................       Netherlands            11,300         758,672
                                                                                           ----------
                                                                                            2,683,044
                                                                                           ----------
   ENERGY EQUIPMENT & SERVICES .8%
   Sunoco Inc. ..................................      United States           17,500         631,094

   ENERGY SOURCES .8%
   MOL Magyar Olay-Es Gazipari RT, GDS, 144A ....         Hungary              12,107         334,456
   Rao Gazprom, Reg S, ADR ......................          Russia              14,201         120,353
   Societe Elf Aquitaine SA, br. ................          France               1,805         208,734
                                                                                           ----------
                                                                                              663,543
   FINANCIAL SERVICES 2.4%
   Axa-UAP ......................................          France              11,271       1,634,297
   ING Groep NV .................................       Netherlands             5,146         313,964
(a)Waddell & Reed Financial Inc. ................      United States            1,274          30,178
                                                                                           ----------
                                                                                            1,978,439
                                                                                           ----------


                                                                             129

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   TEMPLETON GLOBAL ASSET ALLOCATION FUND                       COUNTRY            SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   FOOD & HOUSEHOLD PRODUCTS 2.2%
   Archer-Daniels Midland Co. .........................      United States           29,547      $  507,839
   IBP Inc. ...........................................      United States           43,300       1,261,113
                                                                                                 ----------
                                                                                                  1,768,952
                                                                                                 ----------
   FOREST PRODUCTS & PAPER 1.2%
   Cartiere Burgo SpA .................................          Italy               34,500         223,201
   Georgia Pacific Corp. ..............................      United States            2,500         146,406
   Mo Och Domsjoe AB, B ...............................          Sweden               9,575         208,491
(a)Repap Enterprises Inc. .............................          Canada           4,876,190         269,841
   Stora Enso OY, R ...................................         Finland              10,000         100,723
                                                                                                 ----------
                                                                                                    948,662
                                                                                                 ----------
   INDUSTRIAL COMPONENTS 2.1%
   BTR Plc ............................................      United Kingdom         347,993         712,139
   Goodyear Tire & Rubber Co. .........................      United States            3,600         181,575
   Madeco Manufacturera de Cobre SA, ADR ..............          Chile               18,685         156,487
   Weir Group Plc .....................................      United Kingdom         123,370         410,515
   Yamato Kogyo Co. Ltd. ..............................          Japan               37,000         214,521
                                                                                                 ----------
                                                                                                  1,675,237
                                                                                                 ----------
   INSURANCE 9.1%
   Ace Ltd. ...........................................         Bermuda              25,200         867,825
   HIH Insurance Ltd. .................................        Australia            467,961         619,972
   National Mutual Asia Ltd. ..........................        Hong Kong            489,000         366,091
   Partnerre Ltd. .....................................         Bermuda              17,500         800,625
   Reinsurance Australia Corp. Ltd. ...................        Australia            365,191         560,199
   SCOR SA ............................................          France              18,000       1,190,613
   Torchmark Corp. ....................................      United States           22,400         791,000
   UNUM Corp. .........................................      United States           18,530       1,081,689
   Waddell & Reed Financial Inc. ......................      United States            5,485         127,526
   Zurich Allied AG ...................................       Switzerland             1,390       1,029,217
                                                                                                 ----------
                                                                                                  7,434,757
                                                                                                 ----------
   LEISURE & TOURISM .4%
   Mandarin Oriental International Ltd. ...............        Singapore            524,000         330,120

   MACHINERY & ENGINEERING 1.6%
   Makita Corp. .......................................          Japan               59,000         658,520
   Mckechnie Group Plc ................................      United Kingdom         101,800         610,580
                                                                                                 ----------
                                                                                                  1,269,100
                                                                                                 ----------
   MERCHANDISING 1.7%
   Best Denki Co. Ltd. ................................          Japan               24,000         181,915
   David Jones Ltd. ...................................        Australia            345,909         381,894
   Hudson's Bay Co. ...................................          Canada              20,200         254,473
   Matsuzakaya Co. Ltd. ...............................          Japan              115,000         602,527
                                                                                                 ----------
                                                                                                  1,420,809
                                                                                                 ----------
   METALS & MINING 2.7%
   Angang New Steel Company Ltd., H, 144A .............          China            2,022,000         138,328
   Anglo American Platinum Corp. Ltd. .................       South Africa              402           5,515
   Companhia Siderurgica Nacional Sid Nacional CSN ....          Brazil          16,300,000         364,246
   Companhia Siderurgica Nacional Sid Nacional CSN, ADR          Brazil               7,700         173,250
   Elkem ASA, A .......................................          Norway              49,700         593,608
   Industrias Penoles SA ..............................          Mexico             168,200         510,212
   Pohang Iron & Steel Co. Ltd. .......................       South Korea             6,690         426,122
                                                                                                 ----------
                                                                                                  2,211,281
                                                                                                 ----------


130

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   TEMPLETON GLOBAL ASSET ALLOCATION FUND             COUNTRY             SHARES           VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   MULTI-INDUSTRY 6.1%
   Alfa SA de CV, A .........................          Mexico              127,251      $   358,336
   Broken Hill Proprietary Co. Ltd. .........        Australia              75,894          559,480
   Cheung Kong Holdings Ltd. ................        Hong Kong             172,000        1,237,730
   Elementis Plc ............................      United Kingdom           79,859          110,943
   Hunting Plc ..............................      United Kingdom          261,410          537,129
   Hutchison Whampoa Ltd. ...................        Hong Kong              79,000          558,295
   Pilkington Plc ...........................      United Kingdom          454,300          449,727
(a)Saab AB, B ...............................          Sweden               54,400          570,456
   Swire Pacific Ltd., B ....................        Hong Kong             945,000          628,191
                                                                                        -----------
                                                                                          5,010,287
                                                                                        -----------
   REAL ESTATE 2.2%
   Highwood Properties Inc. .................      United States            16,600          427,450
   Hon Kwok Land Investment Co. Ltd. ........        Hong Kong           1,226,456          115,565
(a)Intrawest Corp. ..........................          Canada               15,200          255,807
   Rouse Co. ................................      United States            13,500          371,250
   Summit Properties Inc. ...................      United States            15,000          258,750
   Union du Credit Bail Immobilier Unibail ..          France                2,500          364,738
                                                                                        -----------
                                                                                          1,793,560
                                                                                        -----------
   RECREATION & OTHER CONSUMER GOODS .4%
   Yue Yuen Industrial (Holdings) Ltd. ......        Hong Kong             190,140          365,689
                                                                                        -----------
   TELECOMMUNICATIONS 2.0%
   Hong Kong Telecommunications Ltd. ........        Hong Kong             436,000          762,567
   Rostelecom, ADR ..........................          Russia               25,300          105,944
   Telecom Argentina Stet-France SA, ADR ....        Argentina               4,000          110,000
   Telefonica de Argentina SA, B, ADR .......        Argentina              13,120          366,540
   Telefonos de Mexico SA (Telmex), L, ADR ..          Mexico                6,709          326,644
                                                                                        -----------
                                                                                          1,671,695
                                                                                        -----------
   TEXTILES & APPAREL .4%
(a)Fruit of the Loom Inc., A ................      United States            12,450          171,966
(a)Yizheng Chemical Fibre Co. Ltd., H .......          China             1,332,000          122,072
                                                                                        -----------
                                                                                            294,038
                                                                                        -----------
   TRANSPORTATION 4.2%
   British Airways Plc ......................      United Kingdom           71,020          480,911
   Danzas Holding AG ........................       Switzerland              2,300          971,241
   Great Eastern Shipping Co. Ltd., GDR, 144A          India                86,700          249,263
(a)Landstar System Inc. .....................      United States            13,000          529,750
   Sea Containers Ltd., A ...................      United Kingdom            7,000          209,563
   Singapore Airlines Ltd., fgn .............        Singapore             102,000          748,000
   Tranz Rail Holdings Ltd., ADR ............       New Zealand             40,380          272,565
                                                                                        -----------
                                                                                          3,461,293
                                                                                        -----------
   UTILITIES ELECTRICAL & GAS 3.7%
   Entergy Corp. ............................      United States            30,200          939,975
   Hong Kong Electric Holdings Ltd. .........        Hong Kong             130,000          394,333
   Korea Electric Power Corp. ...............       South Korea             39,730          984,577
   Mosenergo, ADR ...........................          Russia               21,297           39,932
   Mosenergo, ADR, 144A .....................          Russia               30,000           60,000
   National Grid Group Plc ..................      United Kingdom           79,730          634,073
                                                                                        -----------
                                                                                          3,052,890
                                                                                        -----------
   TOTAL COMMON STOCKS (COST $48,842,771) ...                                            47,971,322
                                                                                        -----------


                                                                             131

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   TEMPLETON GLOBAL ASSET ALLOCATION FUND                            COUNTRY                 SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 1.7%
   Banco Bradesco SA BBD, pfd ............................            Brazil              121,758,350      $    675,176
(a)Banco Bradesco SA BBD, rts., pfd ......................            Brazil                5,046,779             2,874
   Cia Energetica de Minas Gerais Cemig, ADR, pfd ........            Brazil                    9,178           174,716
   Cia Vale do Rio Doce, A, pfd ..........................            Brazil                   13,400           171,902
   Cia Vale do Rio Doce, A, ADR, pfd .....................            Brazil                   15,100           193,710
   Coteminas Cia Tecidos Norte de Minas, pfd .............            Brazil                  599,000            64,449
   Empresa Nacional de Comercio Redito Participacoe, pfd .            Brazil                  275,000               410
   Intrawest Corp., pfd ..................................            Canada                   10,273            12,039
   Usinas Siderugicas de Minas Gerais, ADR, pfd ..........            Brazil                   28,300            62,538
                                                                                                             ----------
   TOTAL PREFERRED STOCKS (COST $2,443,217) ..............                                                    1,357,814
                                                                                                             ----------



                                                                                           PRINCIPAL
                                                                                            AMOUNT*
                                                                                       -----------------
   BONDS 32.5%
   Bepensa SA, 144A, 9.75%, 9/30/04 ......................            Mexico           $      110,000           101,750
   Bridas Corp., Yankee, 12.50%, 11/18/99 ................           Argentina                100,000           102,500
   Buoni Poliennali Del Tesoro:
      10.50%, 7/15/00 ....................................             Italy            1,125,000,000 ITL       749,117
      7.75%, 11/01/06 ....................................             Italy            1,400,000,000 ITL     1,058,740
   Cemex SA, 144A, 10.75%, 7/15/00 .......................            Mexico                  200,000           204,000
   Fannie Mae, 6.00%, 5/15/08 ............................         United States              465,000           491,536
   Federal Republic of Germany, 5.25%, 2/21/01 ...........            Germany               1,200,000 DEM       751,585
   Government of Australia, 6.75%, 11/15/06 ..............           Australia              1,205,000 AUD       825,545
   Government of Belgium, 6.25%, 3/28/07 .................            Belgium              27,350,000 BEF       923,111
   Government of Canada:
      9.00%, 12/01/04 ....................................            Canada                1,315,000 CAD     1,037,292
      10.25%, 3/15/14 ....................................            Canada                  295,000 CAD       296,911
      9.00%, 6/01/25 .....................................            Canada                  245,000 CAD       244,451
   Government of Italy, cvt., 5.00%, 6/28/01 .............             Italy                  890,000         1,665,413
   Government of New Zealand:
      6.50%, 2/15/00 .....................................          New Zealand               610,000 NZD       327,221
      7.00%, 7/15/09 .....................................          New Zealand               540,000 NZD       320,102
   Hypothekenbank In Essen AG, 5.25%, 1/22/08 ............            Germany               2,430,000 DEM     1,562,226
   Kingdom of Denmark, 7.00%, 12/15/04 ...................            Denmark               3,000,000 DKK       543,436
   Kingdom of Sweden, 10.25%, 5/05/03 ....................            Sweden                5,000,000 SEK       777,167
   Phillipine Long Distance Telephone Co., 9.25%, 6/30/06           Philippines               270,000           258,525
   Poland Communications Inc., 9.875%, 11/01/03 ..........            Poland                  400,000           348,000
   Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02            Mexico                  100,000            80,000
   PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 .           Indonesia                300,000           163,500
   Republic of Argentina, Reg S, 11.75%, 2/12/07 .........           Argentina                100,000 ARS        85,702
   Republic of Ecuador:
      Reg S, 11.25%, 4/25/02 .............................            Ecuador                 450,000           416,250
      144A, 11.25%, 4/25/02 ..............................            Ecuador                 275,000           254,375
   Republic of Peru, FRN, 4.00%, 3/07/17 .................             Peru                    80,000            50,600
   Republic of Turkey, Reg S, 9.875%, 2/23/05 ............            Turkey                   35,000            30,820
   Republic of Venezuela:
      Reg S, 9.125%, 6/18/07 .............................           Venezuela                600,000           421,500
      144A, 9.125%, 6/18/07 ..............................           Venezuela                100,000            70,250
   Sei Holdings IX Inc., 144A, 11.00%, 11/30/00 ..........      Trinidad and Tobago           170,000           175,100
   U. S. Treasury Bond, 5.25%, 11/15/28 ..................         United States            2,287,000         2,344,885
   U.S. Treasury Notes:
      8.50%, 2/15/00 .....................................         United States              880,000           916,300
      6.25%, 8/31/00 .....................................         United States            1,010,000         1,035,881
      4.625%, 11/30/00 ...................................         United States            3,495,000         3,498,278
      7.25%, 8/15/04 .....................................         United States              576,000           648,000
      6.125%, 11/15/27 ...................................         United States              479,000           536,630

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                 PRINCIPAL
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                       COUNTRY            AMOUNT*           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   United Kingdom:
      6.50%, 12/07/03 .................................................      United Kingdom     $  880,000 GBP   $  1,603,546
      7.50%, 12/07/06 .................................................      United Kingdom        280,000 GBP        558,090
   United Mexican States:
      9.75%, 2/06/01 ..................................................          Mexico            620,000            636,275
      11.375%, 9/15/16 ................................................          Mexico            430,000            447,200
                                                                                                                 ------------
   TOTAL BONDS (COST $25,790,601) .....................................                                            26,561,810
                                                                                                                 ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $77,076,589) ..                                            75,890,946
                                                                                                                 ------------
(g)REPURCHASE AGREEMENTS 6.4%
   Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $2,501,319)
    Collateralized by U.S. Treasury Notes & Bonds .....................      United States       2,500,000          2,500,000
   Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $2,712,401)
    Collateralized by U.S. Treasury Notes & Bonds .....................      United States       2,711,000          2,711,000
                                                                                                                 ------------
   TOTAL REPURCHASE AGREEMENTS (COST $5,211,000) ......................                                             5,211,000
                                                                                                                 ------------
   TOTAL INVESTMENTS (COST $82,287,589) 99.3% .........................                                            81,101,946
   NET EQUITY IN FORWARD CONTRACTS ....................................                                                  (836)
   OTHER ASSETS, LESS LIABILITIES .7% .................................                                               568,508
                                                                                                                 ------------
  TOTAL NET ASSETS 100.0% .............................................                                          $ 81,669,618
                                                                                                                 ------------




See currency abbreviations on page 162.

 * Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(g)See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.
                                                                             133

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 89.7%

    AEROSPACE & MILITARY TECHNOLOGY 3.2%
    Boeing Co. ...................................................................    United States       210,769    $  6,876,339
(a) Fairchild Corp., A ...........................................................    United States       204,957       3,228,073
(a) General Motors Corp., H ......................................................    United States        66,000       2,619,375
    Raytheon Co., A ..............................................................    United States       222,644      11,507,912
                                                                                                                     ------------
                                                                                                                       24,231,699
    APPLIANCES & HOUSEHOLD DURABLES .3%                                                                              ------------
    Laox Co. Ltd. ................................................................        Japan           329,000       2,420,833
                                                                                                                     ------------
    AUTOMOBILES 4.6%
    Autoliv Inc., SDR ............................................................       Sweden           246,100       8,835,044
    Fiat SpA .....................................................................        Italy         1,919,720       6,666,285
    Ford Motor Co. ...............................................................    United States        90,000       5,281,875
    General Motors Corp. .........................................................    United States        60,000       4,293,750
    Volkswagen AG ................................................................       Germany           63,000       5,098,703
    Volvo AB, B ..................................................................       Sweden           171,900       3,944,509
                                                                                                                     ------------
                                                                                                                       34,120,166
                                                                                                                     ------------
    BANKING 3.3%
    Alpha Credit Bank ............................................................       Greece            50,369       5,255,426
    Alpha Credit Bank, 144A ......................................................       Greece             8,147         850,046
    Guoco Group Ltd. .............................................................      Hong Kong       1,633,000       2,750,737
    HSBC Holdings Plc. ...........................................................      Hong Kong         354,924       8,841,890
(a) Kookmin Bank .................................................................     South Korea        293,927       2,397,858
(a) Shinhan Bank Co. Ltd. ........................................................     South Korea        169,682       1,298,188
    Singapore Finance Ltd., fgn. .................................................      Singapore       1,141,000       1,044,188
    Unibanco Uniao de Bancos Brasileiros SA, GDR .................................       Brazil           149,000       2,151,188
                                                                                                                     ------------
                                                                                                                       24,589,521
                                                                                                                     ------------
    BROADCASTING & PUBLISHING .7%
    Houghton Mifflin Co. .........................................................    United States       105,600       4,989,600
                                                                                                                     ------------
    BUILDING MATERIALS & COMPONENTS 2.8%
    Caradon Plc. .................................................................   United Kingdom     2,752,600       4,671,245
    Nichiha Corp. ................................................................        Japan           193,500       1,768,604
    Okumura Corp. ................................................................        Japan         2,093,000       9,296,037
    Owens Corning ................................................................    United States       100,600       3,565,013
(a) Siam City Cement Public Co. Ltd., fgn. .......................................      Thailand          771,063       1,729,507
                                                                                                                     ------------
                                                                                                                       21,030,406
                                                                                                                     ------------
    BUSINESS & PUBLIC SERVICES 1.0%
(a) Humana Inc. ..................................................................    United States       250,000       4,453,125
    Lex Service Plc. .............................................................   United Kingdom       466,666       2,965,917
                                                                                                                     ------------
                                                                                                                        7,419,042
                                                                                                                     ------------
    CHEMICALS .4%
    European Vinyls Corporation Evc International NV .............................     Netherlands         56,500         448,580
    Kemira OY ....................................................................       Finland          395,500       2,850,999
                                                                                                                     ------------
                                                                                                                        3,299,579
                                                                                                                     ------------
    CONSTRUCTION & HOUSING .3%
    Daito Trust Construction Co. Ltd. ............................................        Japan           274,700       2,384,143
                                                                                                                     ------------
    DATA PROCESSING & REPRODUCTION 1.6%
(a) 3Com Corp. ...................................................................    United States       220,600       9,885,638
(a) Newbridge Networks Corp. .....................................................       Canada            74,000       2,247,750
                                                                                                                     ------------
                                                                                                                       12,133,388
                                                                                                                     ------------
    ELECTRICAL & ELECTRONICS 4.1%
    ABB AB, A ....................................................................       Sweden           350,000       3,734,980
    Alcatel SA, ADR ..............................................................       France            69,112       1,688,925
    Catic Shenzhen Holdings Ltd., H ..............................................        China         9,945,000         596,912

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRICAL & ELECTRONICS (CONT.)
    Dongfang Electrical Machinery Co. Ltd., H ....................................        China         5,506,000    $    326,924
    General Electric Co. Plc. ....................................................   United Kingdom     1,160,300      10,424,457
    Hitachi Ltd. .................................................................        Japan           603,500       3,745,124
    Matsushita Electric Industrial Co. Ltd. ......................................        Japan           200,000       3,544,326
    Motorola Inc. ................................................................    United States       100,000       6,106,250
                                                                                                                     ------------
                                                                                                                       30,167,898
                                                                                                                     ------------
    ELECTRONIC COMPONENTS & INSTRUMENTS .3%
    BICC Plc. ....................................................................   United Kingdom     1,397,152       1,638,786
(a) Nanjing Panda Electronics Co. Ltd., H ........................................        China        17,794,000         803,885
                                                                                                                     ------------
                                                                                                                        2,442,671
                                                                                                                     ------------
    ENERGY SOURCES 4.5%
    MOL Magyar Olay-Es Gazipari RT, GDS, 144A ....................................       Hungary          256,358       7,081,890
    Norsk Hydro AS ...............................................................       Norway           117,000       3,923,546
(a) Petron Corp. .................................................................     Philippines      8,101,033         885,074
(a) Ranger Oil Ltd. ..............................................................       Canada           273,050       1,208,815
(a) Renaissance Energy Ltd. ......................................................       Canada           254,800       2,894,701
    Shell Transport & Trading Co. Plc. ...........................................   United Kingdom       608,900       3,728,063
    Societe Elf Aquitaine SA, Br. ................................................       France            41,972       4,853,731
    Valero Energy Corp., new .....................................................    United States        81,000       1,721,250
    YPF Sociedad Anonima, ADR ....................................................      Argentina         257,700       7,199,494
                                                                                                                     ------------
                                                                                                                       33,496,564
                                                                                                                     ------------
    FINANCIAL SERVICES 4.0%
    Axa-UAP ......................................................................       France            92,702      13,441,807
    ICICI Ltd., GDR, 144A ........................................................        India           396,700       2,638,055
    ING Groep NV .................................................................     Netherlands        105,188       6,417,662
    Morgan Stanley Dean Witter & Co. .............................................    United States       103,100       7,320,100
                                                                                                                     ------------
                                                                                                                       29,817,624
                                                                                                                     ------------
    FOOD & HOUSEHOLD PRODUCTS 3.3%
    Archer-Daniels Midland Co. ...................................................    United States       625,065      10,743,305
    IBP Inc. .....................................................................    United States       272,543       7,937,815
    Northern Foods Plc. ..........................................................   United Kingdom     2,208,797       5,163,231
    Showa Sangyo Co. .............................................................        Japan           506,000       1,067,624
                                                                                                                     ------------
                                                                                                                       24,911,975
                                                                                                                     ------------
    FOREST PRODUCTS & PAPER 3.1%
(a) Asia Pacific Resources International Hldgs. Ltd., A ..........................      Indonesia         534,975         367,795
    Assidomaen AB ................................................................       Sweden           192,100       3,033,482
    Carter Holt Harvey Ltd. ......................................................     New Zealand        940,712         844,784
    Georgia Pacific Corp. ........................................................    United States        34,000       1,991,125
    Georgia Pacific Timber Group .................................................    United States        34,000         809,625
    Metsa Serla OY, B ............................................................       Finland          270,000       2,159,616
    Munksjo AB ...................................................................       Sweden           722,500       4,991,488
    Primex Forest Products Ltd. ..................................................       Canada           195,000         774,414
    Stora Enso OY, R .............................................................       Finland          559,700       5,637,457
    UPM-Kymmene Corp. ............................................................       Finland           88,000       2,467,907
                                                                                                                     ------------
                                                                                                                       23,077,693
                                                                                                                     ------------
    HEALTH & PERSONAL CARE 2.4%
    Medeva Plc. ..................................................................   United Kingdom     1,614,200       2,846,771
    Nycomed Amersham Plc. ........................................................   United Kingdom       140,690         978,681
    Pacific Chemical Co. Ltd. ....................................................     South Korea        100,000       1,613,306
    Pharmacia & Upjohn Inc. ......................................................    United States       218,900      12,395,213
                                                                                                                     ------------
                                                                                                                       17,833,971
                                                                                                                     ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    INDUSTRIAL COMPONENTS 1.5%
    BTR Plc. .....................................................................   United Kingdom     4,101,275    $  8,392,926
    BTR Plc., fgn. ...............................................................   United Kingdom       109,687         215,285
    Yamato Kogyo Co. Ltd. ........................................................        Japan           466,000       2,701,809
                                                                                                                     ------------
                                                                                                                       11,310,020
                                                                                                                     ------------
    INSURANCE 5.7%
    Ace Ltd. .....................................................................       Bermuda          121,500       4,184,156
    HIH Insurance Ltd. ...........................................................      Australia       2,244,429       2,973,501
    Partnerre Ltd. ...............................................................       Bermuda          127,900       5,851,425
    Reliastar Financial Corp. ....................................................    United States        48,000       2,214,000
    Torchmark Corp. ..............................................................    United States       240,000       8,475,000
    UNUM Corp. ...................................................................    United States        81,100       4,734,213
    Zurich Allied AG .............................................................     Switzerland         19,500      14,438,660
                                                                                                                     ------------
                                                                                                                       42,870,955
                                                                                                                     ------------
    LEISURE & TOURISM .9%
    Kuoni Reisen Holding AG, B ...................................................     Switzerland          1,710       6,785,220
                                                                                                                     ------------
    MACHINERY & ENGINEERING 2.9%
    First Tractor Company Ltd., H ................................................        China         6,860,000       1,567,292
    Laird Group Plc. .............................................................   United Kingdom     1,783,700       4,881,768
    Makita Corp. .................................................................        Japan           653,000       7,288,360
    VA Technologie AG ............................................................       Austria           25,900       2,245,563
    Valmet (OY) ..................................................................       Finland          392,800       5,275,191
                                                                                                                     ------------
                                                                                                                       21,258,174
                                                                                                                     ------------
    MERCHANDISING 2.6%
    Best Denki Co. Ltd. ..........................................................        Japan            65,000         492,686
    Coles Myer Ltd. ..............................................................      Australia       1,070,971       5,616,326
    Matsuzakaya Co. Ltd. .........................................................        Japan            51,000         267,207
    Sa des Galeries Lafayette ....................................................       France             5,388       5,787,118
    Safeway Plc. .................................................................   United Kingdom       231,198       1,153,009
(a) Sobeys Canada Inc. ...........................................................       Canada           174,886       1,935,587
    W.H. Smith Group .............................................................   United Kingdom       513,810       4,103,299
                                                                                                                     ------------
                                                                                                                       19,355,232
                                                                                                                     ------------
    METALS & MINING 4.9%
    Anglo American Platinum Corp. Ltd. ...........................................    South Africa        377,265       5,175,349
    Boehler-Uddeholm AG ..........................................................       Austria           93,200       4,340,118
    Chongqing Iron & Steel Ltd., H ...............................................        China         9,783,000         479,853
    Companhia Siderurgica Nacional Sid Nacional CSN ..............................       Brazil       129,100,000       2,884,916
    Industrias Penoles SA ........................................................       Mexico           930,000       2,821,031
    Iscor Ltd. ...................................................................    South Africa      9,558,700       1,722,361
    Outokumpu OY, A ..............................................................       Finland          342,200       3,176,403
    Pechiney SA, A ...............................................................       France            84,279       2,753,378
    Pechiney SA, ADR .............................................................       France           112,708       1,817,417
    Pohang Iron & Steel Co. Ltd. .................................................     South Korea        100,000       6,369,543
(a) RGC Ltd. .....................................................................      Australia       1,074,643       1,812,614
    WMC Ltd. .....................................................................      Australia       1,040,856       3,140,973
                                                                                                                     ------------
                                                                                                                       36,493,956
                                                                                                                     ------------
    MULTI-INDUSTRY 6.2%
    Beijing Datang Power Generation Co. Ltd., H ..................................        China         6,860,000       2,058,731
    Broken Hill Proprietary Co. Ltd. .............................................      Australia         564,031       4,157,955
    Cheung Kong Holdings Ltd. ....................................................      Hong Kong       1,180,000       8,491,400
    Hutchison Whampoa Ltd. .......................................................      Hong Kong       1,523,000      10,763,077
    Jardine Strategic Holdings Ltd. ..............................................      Hong Kong         800,000       1,160,000
    La Cemento Nacional CA, GDR, 144A ............................................       Ecuador            3,600         388,800
    La Cemento Nacional SA, GDR, Reg S ...........................................       Ecuador              400          43,200
    Pacific Dunlop Ltd. ..........................................................      Australia       2,149,000       3,479,756

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MULTI-INDUSTRY (CONT.)
a Saab AB, B ...................................................................       Sweden           296,997    $  3,114,405
  Saha Union Public Co. Ltd., fgn. .............................................      Thailand        4,138,400       1,736,909
  Swire Pacific Ltd., A ........................................................      Hong Kong       2,292,000      10,265,888
  Swire Pacific Ltd., B ........................................................      Hong Kong       1,304,000         866,837
                                                                                                                   ------------
                                                                                                                     46,526,958
                                                                                                                   ------------
  REAL ESTATE 5.1%
  China Resources Beijing Land Ltd. ............................................        China         4,652,000       1,158,909
  General Growth Properties ....................................................    United States       164,500       6,230,438
  Hang Lung Development Co. Ltd. ...............................................      Hong Kong       3,624,000       3,882,565
  Highwood Properties Inc. .....................................................    United States       164,900       4,246,175
  Intrawest Corp. ..............................................................       Canada           119,700       2,014,482
  Inversiones y Representacion SA ..............................................      Argentina       1,156,326       3,171,187
  Inversiones y Representacion SA, GDR .........................................      Argentina           2,374          66,014
  National Health Investors Inc. ...............................................    United States       123,400       3,046,438
  New World Development Co. Ltd. ...............................................      Hong Kong       1,639,000       4,125,399
  Rouse Co. ....................................................................    United States        80,000       2,200,000
  Union du Credit Bail Immobilier Unibail ......................................       France            32,029       4,672,879
  Weeks Corp. ..................................................................    United States       115,000       3,241,563
                                                                                                                   ------------
                                                                                                                     38,056,049
                                                                                                                   ------------
  RECREATION & OTHER CONSUMER GOODS .1%
  Fila Holding SpA, ADR ........................................................        Italy            60,600         469,650
                                                                                                                   ------------
  TELECOMMUNICATIONS 3.6%
  AT&T Corp. ...................................................................    United States        60,300       4,537,575
  Hong Kong Telecommunications Ltd. ............................................      Hong Kong       4,420,546       7,731,569
  Northern Telecom, Ltd. .......................................................       Canada           138,000       6,917,250
  PT Indosat, ADR ..............................................................      Indonesia          31,100         379,031
  Telecom Argentina Stet-France SA, ADR ........................................      Argentina         100,000       2,750,000
  Telefonos de Mexico SA (Telmex), L, ADR ......................................       Mexico            92,900       4,523,069
                                                                                                                   ------------
                                                                                                                     26,838,494
                                                                                                                   ------------
  TEXTILES & APPAREL .8%
  Courtaulds Textiles Plc. .....................................................   United Kingdom       734,300       1,918,062
  Dawson International Plc. ....................................................   United Kingdom     1,434,880         286,475
a Fruit of the Loom Inc., A ....................................................    United States       136,500       1,885,406
  Tae Kwang Industrial Co. Ltd. ................................................     South Korea          1,000         338,462
a Yizheng Chemical Fibre Co. Ltd., H ...........................................        China        13,356,000       1,224,016
                                                                                                                   ------------
                                                                                                                      5,652,421
                                                                                                                   ------------
  TRANSPORTATION 5.0%
  British Airways Plc. .........................................................   United Kingdom     1,013,532       6,863,115
  Danzas Holding AG ............................................................     Switzerland         30,110      12,714,816
  Helikopter Services Group ASA ................................................       Norway           101,300         478,645
  Koninklijke Frans Maas Groep NV ..............................................     Netherlands        160,970       4,931,942
  Koninklijke Nedlloyd Groep NV ................................................     Netherlands        260,670       3,541,901
a Landstar System Inc. .........................................................    United States        48,900       1,992,675
  Singapore Airlines Ltd., fgn. ................................................      Singapore         944,600       6,927,067
                                                                                                                   ------------
                                                                                                                     37,450,161
                                                                                                                   ------------
  UTILITIES ELECTRICAL & GAS 10.5%
  Bses Ltd., GDR, 144A .........................................................        India           202,200       2,578,050
  Electrabel SA ................................................................       Belgium           40,900      17,977,368
  Entergy Corp. ................................................................    United States       283,900       8,836,388
a Evn AG .......................................................................       Austria           35,400       5,014,678
  Hong Kong Electric Holdings Ltd. .............................................      Hong Kong       2,944,000       8,930,137
  Iberdrola SA, Br. ............................................................        Spain           744,700      13,953,709
  Korea Electric Power Corp. ...................................................     South Korea        212,500       5,266,112
  National Grid Group Plc. .....................................................   United Kingdom     1,507,900      11,991,951

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
a COMMON STOCKS (CONT.)
  UTILITIES ELECTRICAL & GAS (CONT.)
  National Power Plc. ..........................................................   United Kingdom         2,000     $    17,669
  Transportadora de Gas del Sur SA, B, ADR .....................................      Argentina         386,900       3,917,363
                                                                                                                   ------------
                                                                                                                     78,483,425
                                                                                                                   ------------
  TOTAL COMMON STOCKS (COST $619,818,334)                                                                           669,917,488
                                                                                                                   ============
  PREFERRED STOCKS AND RIGHTS 2.3%
  Banco Bradesco SA, pfd. ......................................................       Brazil       451,500,022       2,503,662
a Banco Bradesco SA BBD, rts., pfd. ............................................       Brazil        18,714,288          10,656
  Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd. ...................       Brazil           176,400       1,693,557
a Centrais Geradoras Do Sul Do Brasil SA, ADR, pfd. ............................       Brazil            17,640         109,489
  Coteminas Cia Tecidos Norte de Minas, pfd. ...................................       Brazil         1,952,000         210,023
a Embratel Participacoes SA, ADR, pfd. .........................................       Brazil            98,400       1,371,450
  Empresa Nacional de Comercio Redito Participacoes, pfd. ......................       Brazil         1,952,000           2,908
  News Corp. Ltd., pfd. ........................................................      Australia         903,781       5,504,539
a Tele Celular Sul Participacoes SA, ADR, pfd. .................................       Brazil             9,840         171,585
a Tele Centro Oeste Celular Participacoes SA, ADR, pfd. ........................       Brazil            32,800          96,350
a Tele Centro Sul Participacoes SA, ADR, pfd. ..................................       Brazil            19,680         822,870
a Tele Leste Celular Participacoes SA, ADR, pfd. ...............................       Brazil             1,968          55,842
a Tele Nordeste Celular Participacoes SA, ADR, pfd. ............................       Brazil             4,920          91,020
a Tele Norte Celular Participacoes SA, ADR, pfd. ...............................       Brazil             1,968          44,403
a Tele Norte Leste Participacoes SA, ADR, pfd. .................................       Brazil            98,400       1,223,850
a Tele Sudeste Celular Participacoes SA, ADR, pfd. .............................       Brazil            19,680         407,130
  Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ........................       Brazil            98,400          10,763
a Telemig Celular Participacoes SA, ADR, pfd. ..................................       Brazil             4,920         104,550
a Telesp Celular Participacoes SA, ADR, pfd. ...................................       Brazil            39,360         688,800
a Telesp Participacoes SA, ADR, pfd. ...........................................       Brazil            98,400       2,177,100
                                                                                                                   ------------
  TOTAL PREFERRED STOCKS AND RIGHTS (COST $22,367,259)..........................                                     17,300,547
                                                                                                                   ------------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT*
                                                                                                    -----------
  BONDS 1.8%
  Alfa SA de CV:
     cvt., 8.00%, 9/15/00 ......................................................       Mexico       $ 1,650,000       1,551,000
     cvt., 144A, 8.00%, 9/15/00 ................................................       Mexico         2,710,000       2,547,400
  Government of Italy, cvt., 5.00%, 6/28/01 ....................................        Italy         4,950,000       9,262,688
                                                                                                                   ------------
  TOTAL BONDS (COST $12,833,850) ...............................................                                     13,361,088
                                                                                                                   ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $655,019,443)                                                700,579,123
                                                                                                                   ============
g REPURCHASE AGREEMENTS 5.7%
  Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $25,013,194)
   Collateralized by U.S. Treasury Notes & Bonds ...............................    United States    25,000,000      25,000,000
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $17,678,129)
   Collateralized by U.S. Treasury Notes & Bonds ...............................    United States    17,669,000      17,669,000
                                                                                                                   ------------
  TOTAL REPURCHASE AGREEMENTS (COST $42,669,000)................................                                     42,669,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $697,688,443) 99.5%...................................                                    743,248,123
  OTHER ASSETS, LESS LIABILITIES .5%............................................                                      3,832,231
                                                                                                                   ------------
  TOTAL NET ASSETS 100.0%.......................................................                                   $747,080,354
                                                                                                                   ============

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                            PRINCIPAL
  TEMPLETON GLOBAL INCOME SECURITIES FUND                                                    AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 95.6%
  ARGENTINA 1.1%
  Republic of Argentina, 10.95%, 11/01/99 ......................................          $   1,645,000       $  1,677,900
                                                                                                              ------------
  AUSTRALIA 4.0%
  Government of Australia, 6.75%, 11/15/06 .....................................              8,810,000 AUD      6,035,730
                                                                                                              ------------
  BELGIUM 4.8%
  Kingdom of Belgium, 6.25%, 3/28/07 ...........................................            213,440,000 BEF      7,203,979
                                                                                                              ------------
  BRAZIL .6%
  Government of Brazil, FRN, 6.1875%, 4/15/09 ..................................              1,510,000            835,219
                                                                                                              ------------
  CANADA 8.8%
  Government of Canada:
     7.25%, 6/01/03 ............................................................              2,025,000 CAD      1,445,225
     7.50%, 12/01/03 ...........................................................              2,025,000 CAD      1,472,278
     10.25%, 2/01/04 ...........................................................              2,025,000 CAD      1,636,387
     9.00%, 12/01/04 ...........................................................              2,025,000 CAD      1,597,351
     8.75%, 12/01/05 ...........................................................              2,025,000 CAD      1,615,794
     7.00%, 12/01/06 ...........................................................              1,315,000 CAD        974,033
     10.25%, 3/15/14 ...........................................................              2,025,000 CAD      2,038,118
     8.00%, 6/01/23 ............................................................              2,025,000 CAD      1,820,984
     9.00%, 6/01/25 ............................................................                725,000 CAD        723,376
                                                                                                              ------------
                                                                                                                13,323,546
                                                                                                              ------------
  DENMARK 2.7%
  Kingdom of Denmark:
     9.00%, 11/15/00 ...........................................................              6,600,000 DKK      1,131,577
     8.00%, 5/15/03 ............................................................             15,995,000 DKK      2,918,531
                                                                                                              ------------
                                                                                                                 4,050,108
                                                                                                              ------------
  GERMANY 11.8%
  Federal Republic of Germany, 5.25%, 2/21/01 ..................................             17,855,000 DEM     11,182,959
  Hypothekenbank In Essen AG, 5.25%, 1/22/08 ...................................             10,325,000 DEM      6,637,854
                                                                                                              ------------
                                                                                                                17,820,813
                                                                                                              ------------
  ITALY 5.1%
  Buoni Poliennali del Tesoro:
     10.50%, 7/15/00 ...........................................................          4,400,000,000 ITL      2,929,879
     7.75%, 11/01/06 ...........................................................          6,400,000,000 ITL      4,839,952
                                                                                                              ------------
                                                                                                                 7,769,831
                                                                                                              ------------
  MEXICO 5.6%
  United Mexican States:
     9.75%, 2/06/01 ............................................................              6,560,000          6,732,200
     9.875%, 1/15/07 ...........................................................              1,700,000          1,685,125
                                                                                                              ------------
                                                                                                                 8,417,325
                                                                                                              ------------
  NEW ZEALAND 4.1%
  Government of New Zealand:
     6.50%, 2/15/00 ............................................................              6,035,000 NZD      3,237,347
     7.00%, 7/15/09 ............................................................              5,050,000 NZD      2,993,546
                                                                                                              ------------
                                                                                                                 6,230,893
                                                                                                              ------------
  PERU .5%
  Republic of Peru, FRN, 4.00%, 3/07/17 ........................................              1,300,000            822,250
                                                                                                              ------------
  SWEDEN 2.7%
  Kingdom of Sweden, 10.25%, 5/05/03 ...........................................             26,000,000 SEK      4,041,267
                                                                                                              ------------
  TURKEY .3%
  Republic of Turkey, 9.875%, 2/23/05 ..........................................                535,000            471,106
                                                                                                              ------------
  UNITED KINGDOM 8.5%
  United Kingdom:
     6.50%, 12/07/03 ...........................................................              5,400,000 GBP      9,839,940
     7.50%, 12/07/06 ...........................................................              1,500,000 GBP      2,989,768
                                                                                                              ------------
                                                                                                                12,829,708
                                                                                                              ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                            PRINCIPAL
  TEMPLETON GLOBAL INCOME SECURITIES FUND                                                    AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  UNITED STATES 34.1%
  U.S. Treasury Bond, 5.25%, 11/15/28 ..........................................          $  24,500,000       $ 25,120,169
  U.S. Treasury Notes:
     4.625%, 11/30/00 ..........................................................             14,810,000         14,823,892
     7.25%, 8/15/04 ............................................................              6,519,000          7,333,873
     6.125%, 11/15/27 ..........................................................              3,702,000          4,147,399
                                                                                                              ------------
                                                                                                                51,425,333
                                                                                                              ------------
  VENEZUELA .9%
  Republic of Venezuela, 144A, 9.125%, 6/18/07 .................................              1,940,000          1,362,850
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $141,515,105)                                                              144,317,858
                                                                                                              ------------
g REPURCHASE AGREEMENT (COST $3,960,000) 2.6%
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $3,962,046)
   Collateralized by U.S. Treasury Notes & Bonds ...............................              3,960,000          3,960,000
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $145,475,105) 98.2%                                                                  148,277,858
  NET EQUITY IN FORWARD CONTRACTS                                                                                   (8,133)
  OTHER ASSETS, LESS LIABILITIES 1.8%                                                                            2,671,012
                                                                                                              ------------
  TOTAL NET ASSETS 100.0%                                                                                     $150,940,737
                                                                                                              ============

See Currency abbreviations on page 162.

* Securities traded in U.S. dollars unless otherwise indicated.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
a COMMON STOCKS, WARRANTS AND RIGHTS 87.2%
  AEROSPACE & MILITARY TECHNOLOGY .1%
  Hong Kong Aircraft Engineering Co. Ltd. ......................................     Hong Kong          513,400    $    702,448
                                                                                                                   ------------
  APPLIANCES & HOUSEHOLD DURABLES 2.6%
  Electrolux AB, B .............................................................      Sweden          1,160,000      19,963,483
  Fisher & Paykel Ltd. .........................................................    New Zealand       1,321,125       4,780,515
                                                                                                                   ------------
                                                                                                                     24,743,998
                                                                                                                   ------------
  AUTOMOBILES 2.6%
  Autoliv Inc., SDR ............................................................      Sweden            317,000      11,380,370
  Fiat SpA .....................................................................       Italy          3,391,410      11,776,772
  Volvo AB, B ..................................................................      Sweden             91,500       2,099,608
                                                                                                                   ------------
                                                                                                                     25,256,750
                                                                                                                   ------------
  BANKING 10.8%
  Banco Popular Espanol SA .....................................................       Spain             62,400       4,712,075
  BPI Socieda de Gestora de Participacoes Socias SA ............................     Portugal           321,978      10,926,722
  Credit Commercial de France CCF ..............................................      France            128,800      11,966,489
  Deutsche Bank AG .............................................................      Germany           407,000      24,015,346
  Foreningssparbanken AB, A ....................................................      Sweden            163,000       4,222,902
a Kookmin Bank .................................................................    South Korea          96,678         788,703
  Merita Ltd., A ...............................................................      Finland         1,254,500       7,977,821
  National Bank of Canada ......................................................      Canada            447,000       7,217,188
  National Westminster Bank Plc. ...............................................  United Kingdom        641,668      12,362,558
  Svenska Handelsbanken, A .....................................................      Sweden            155,400       6,556,638
  Unibanco Uniao de Bancos Brasileiros SA, GDR .................................      Brazil            548,700       7,921,856
  Unibanco Uniao de Bancos Brasileiros SA, unit ................................      Brazil         28,412,000         987,630
  Union Bank of Norway, Primary Capital Cert. ..................................      Norway            199,000       3,865,599
                                                                                                                   ------------
                                                                                                                    103,521,527
                                                                                                                   ------------
  BROADCASTING & PUBLISHING 2.1%
  Cordiant Communications Group Plc. ...........................................  United Kingdom      3,561,500       6,340,246
  NV Holdingsmij de Telegraaf ..................................................    Netherlands         504,000      13,562,104
                                                                                                                   ------------
                                                                                                                     19,902,350
                                                                                                                   ------------
  BUILDING MATERIALS & COMPONENTS 3.5%
  Anglian Group Plc. ...........................................................  United Kingdom      2,536,000       9,198,037
  Cie de Saint Gobain ..........................................................      France             13,292       1,877,374
  Hepworth Plc. ................................................................  United Kingdom      1,330,100       3,551,802
  Pioneer International Ltd. ...................................................     Australia        7,462,117      15,790,273
a Siam City Cement Public Co. Ltd., fgn. .......................................     Thailand           405,100         908,646
  Unione Cementi Marchino Emiliane (Unicem), di Risp ...........................       Italy            468,000       2,402,522
                                                                                                                   ------------
                                                                                                                     33,728,654
                                                                                                                   ------------
  BUSINESS & PUBLIC SERVICES .9%
  Esselte AB, B ................................................................      Sweden            158,500       2,600,669
  Lex Service Plc. .............................................................  United Kingdom        902,000       5,732,701
                                                                                                                   ------------
                                                                                                                      8,333,370
                                                                                                                   ------------
  CHEMICALS 1.6%
  Akzo Nobel NV ................................................................    Netherlands         129,200       5,886,183
  DSM NV .......................................................................    Netherlands          19,000       1,807,162
  Imperial Chemical Industries Plc. ............................................  United Kingdom        857,000       7,400,100
                                                                                                                   ------------
                                                                                                                     15,093,445
                                                                                                                   ------------
  CONSTRUCTION & HOUSING 2.7%
  Dragados y Construcciones SA .................................................       Spain            378,000      13,952,026
a Fairview Holdings Plc. .......................................................  United Kingdom        623,475         912,833
  Sirti SpA ....................................................................       Italy          1,833,800      11,073,250
                                                                                                                   ------------
                                                                                                                     25,938,109
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  ELECTRICAL & ELECTRONICS 3.3%
  General Electric Co. Plc. ....................................................  United Kingdom      1,920,000    $ 17,249,813
  Philips Electronics NV .......................................................    Netherlands         219,307      14,724,081
                                                                                                                   ------------
                                                                                                                     31,973,894
                                                                                                                   ------------
  ENERGY SOURCES 4.0%
  Societe Elf Aquitaine SA .....................................................      France            148,024      17,117,809
  Total SA, B ..................................................................      France             62,039       6,285,861
  YPF Sociedad Anonima .........................................................     Argentina           25,100         702,177
  YPF Sociedad Anonima, ADR ....................................................     Argentina          495,000      13,829,063
                                                                                                                   ------------
                                                                                                                     37,934,910
                                                                                                                   ------------
  FINANCIAL SERVICES 3.6%
  ING Groep NV .................................................................    Netherlands         563,685      34,391,183
                                                                                                                   ------------
  FOOD & HOUSEHOLD PRODUCTS 1.3%
  Hillsdown Holdings Plc. ......................................................  United Kingdom      1,246,950       1,576,711
  McBride Plc. .................................................................  United Kingdom      1,000,000       1,663,755
  Tate & Lyle Plc. .............................................................  United Kingdom      1,540,500       8,586,099
a Terranova Foods Plc. .........................................................  United Kingdom        623,475       1,151,414
                                                                                                                   ------------
                                                                                                                     12,977,979
                                                                                                                   ------------
  FOREST PRODUCTS & PAPER 3.1%
  Carter Holt Harvey Ltd. ......................................................    New Zealand       3,243,400       2,912,659
  Cartiere Burgo SpA ...........................................................       Italy            696,200       4,504,138
  Enso OY, R ...................................................................      Finland           186,900       1,882,510
  Fletcher Challenge Ltd. Forestry Division ....................................    New Zealand       6,020,000       2,003,444
  Mayr-Melnhof Karton AG .......................................................      Austria            39,400       1,842,504
a PT Indah Kiat Pulp & Paper Corp. TBK .........................................     Indonesia        9,724,297       2,660,421
a PT Indah Kiat Pulp & Paper Corp. TBK, wts., 4/13/01 ..........................     Indonesia          782,553         143,222
a PT Indah Kiat Pulp & Paper Corp. TBK, wts., 7/11/02 ..........................     Indonesia          818,888         111,245
  Sappi Ltd. ...................................................................   South Africa         722,582       2,794,397
  Stora Kopparbergs Bergslags AB, B ............................................      Sweden            804,250       8,929,717
  Unipapel SA ..................................................................       Spain            104,400       1,514,105
                                                                                                                   ------------
                                                                                                                     29,298,362
                                                                                                                   ------------
  HEALTH & PERSONAL CARE 4.4%
  Internatio-Muller NV .........................................................    Netherlands         240,308       5,954,240
  Novartis AG ..................................................................    Switzerland           2,506       4,926,247
  Nycomed Amersham Plc. ........................................................  United Kingdom      4,245,505      29,313,446
  Nycomed Amersham Plc., fgn. ..................................................  United Kingdom        248,300       1,727,248
                                                                                                                   ------------
                                                                                                                     41,921,181
                                                                                                                   ------------
  INDUSTRIAL COMPONENTS 1.3%
  BTR Plc. .....................................................................  United Kingdom      3,416,237       6,991,052
  Granges AB ...................................................................      Sweden            191,000       2,756,915
  Meggitt Plc. .................................................................  United Kingdom      1,487,610       3,069,023
                                                                                                                   ------------
                                                                                                                     12,816,990
                                                                                                                   ------------
  INSURANCE 5.5%
  Ace Ltd. .....................................................................      Bermuda           682,500      23,503,594
  Baloise-Holding ..............................................................    Switzerland           7,380       7,656,716
  GIO Australia Holdings Ltd. ..................................................     Australia        1,549,534       5,094,181
  Muenchner Rueckversicherungs-Gesellschaft ....................................      Germany            33,000      16,147,334
                                                                                                                   ------------
                                                                                                                     52,401,825
                                                                                                                   ------------
  LEISURE & TOURISM 1.5%
  Kuoni Reisen Holding AG, B ...................................................    Switzerland           3,570      14,165,635
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  MACHINERY & ENGINEERING 1.2%
  Bucher Holding AG, br. .......................................................    Switzerland          12,800    $ 10,251,183
  IHC Caland NV ................................................................    Netherlands          26,130       1,086,023
                                                                                                                   ------------
                                                                                                                     11,337,206
                                                                                                                   ------------
  MERCHANDISING 4.0%
  David Jones Ltd. .............................................................     Australia        2,463,527       2,719,809
  Hudson's Bay Co. .............................................................      Canada            357,000       4,497,363
  Safeway Plc. .................................................................  United Kingdom      1,695,778       8,457,024
a Sobeys Canada Inc. ...........................................................      Canada            104,695       1,158,734
  Somerfield Plc. ..............................................................  United Kingdom      1,552,716      10,346,273
  Storehouse Plc. ..............................................................  United Kingdom      3,314,000       7,553,748
a Vendex NV ....................................................................    Netherlands         132,886       3,228,860
                                                                                                                   ------------
                                                                                                                     37,961,811
                                                                                                                   ------------
  METALS & MINING 2.7%
  Anglo American Platinum Corp. Ltd. ...........................................   South Africa         417,465       5,726,816
  Boehler Uddeholm AG ..........................................................      Austria            33,000       1,536,737
  Boehler Uddeholm AG, 144A ....................................................      Austria            27,055       1,259,892
  British Steel Plc. ...........................................................  United Kingdom      4,033,200       6,156,661
  Companhia Siderurgica Nacional CSN, ADR ......................................      Brazil            276,365       6,218,213
  Grupo Mexico SA de CV, B .....................................................      Mexico          1,983,600       5,214,722
  Pohang Iron & Steel Co. Ltd. .................................................    South Korea          10,450         665,617
                                                                                                                   ------------
                                                                                                                     26,778,658
                                                                                                                   ------------
  MISCELLANEOUS MATERIALS & COMMODITIES .5%
  Korea Chemical Co. Ltd. ......................................................    South Korea          57,900       2,089,696
  Unitor ASA ...................................................................      Norway            295,000       2,865,205
                                                                                                                   ------------
                                                                                                                      4,954,901
                                                                                                                   ------------
  MULTI-INDUSTRY 1.6%
  Cheung Kong Holdings Ltd. ....................................................     Hong Kong          188,600       1,357,185
  Elementis Plc. ...............................................................  United Kingdom      3,336,000       4,634,490
  Jardine Strategic Holdings Ltd. ..............................................     Hong Kong        2,574,940       3,733,663
  Swire Pacific Ltd., B ........................................................     Hong Kong        7,937,100       5,276,203
                                                                                                                   ------------
                                                                                                                     15,001,541
                                                                                                                   ------------
  REAL ESTATE .1%
  Hang Lung Development Co. Ltd. ...............................................     Hong Kong          779,000         834,580
                                                                                                                   ------------
  RECREATION & OTHER CONSUMER GOODS 1.1%
  Swatch Group AG, br. .........................................................    Switzerland          15,400       9,530,397
  Yue Yuen Industrial (Holdings) Ltd. ..........................................     Hong Kong          394,800         759,304
                                                                                                                   ------------
                                                                                                                     10,289,701
                                                                                                                   ------------
  TELECOMMUNICATIONS 11.5%
  British Telecommunications Plc. ..............................................  United Kingdom      1,446,000      21,808,485
  Hong Kong Telecommunications Ltd. ............................................     Hong Kong        1,238,479       2,166,109
  Nokia AB, A ..................................................................      Finland           310,000      37,958,684
a Telecomunicacoes Brasileiras SA (Telebras), ADR ..............................      Brazil            177,300      12,887,494
  Telefonica del Peru SA, B ....................................................       Peru           2,445,602       3,076,375
  Telefonica del Peru SA, B, ADR ...............................................       Peru             251,900       3,195,981
  Telefonica SA ................................................................       Spain            646,100      28,772,188
a Telefonica SA, rts. ..........................................................       Spain            646,100         574,532
                                                                                                                   ------------
                                                                                                                    110,439,848
                                                                                                                   ------------
  TEXTILES & APPAREL .2%
a Yizheng Chemical Fibre Co. Ltd., H ...........................................       China         19,340,200       1,772,441
                                                                                                                   ------------
  TRANSPORTATION .7%
  Air New Zealand Ltd., B ......................................................    New Zealand       2,322,000       3,655,263
  Helikopter Services Group ASA ................................................      Norway            134,000         633,154

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  TRANSPORTATION (CONT.)
  Mayne Nickless Ltd., A .......................................................     Australia          478,210    $  1,774,527
  Tranz Rail Holdings Ltd., ADR ................................................    New Zealand          47,765         322,414
                                                                                                                   ------------
                                                                                                                      6,385,358
                                                                                                                   ------------
  UTILITIES ELECTRICAL & GAS 8.7%
  BG Plc. ......................................................................  United Kingdom      2,566,588      16,215,985
a Centrais Eletricas Brasileiras SA (Electrobras) ..............................      Brazil        363,450,000       6,256,785
  Centrais Geradoras Do Sul Do Brasil SA (Gerasul) .............................      Brazil        363,450,000         475,275
a Centrica Plc. ................................................................  United Kingdom      1,290,000       2,591,590
  Compania Sevillana de Electricidad SA ........................................       Spain            246,970       3,390,062
  Iberdrola SA, Br. ............................................................       Spain          1,517,800      28,439,559
  Korea Electric Power Corp. ...................................................    South Korea          66,000       1,635,593
  Shandong Huaneng Power Development Co. Ltd., ADR .............................       China            338,300       1,543,494
  Thames Water Group Plc. ......................................................  United Kingdom        896,939      17,355,296
  Transportadora de Gas del Sur SA, B, ADR .....................................     Argentina          516,300       5,227,532
                                                                                                                   ------------
                                                                                                                     83,131,171
                                                                                                                   ------------
  TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $662,736,790)                                                      833,989,826
                                                                                                                   ------------
  PREFERRED STOCKS AND RIGHTS 1.7%
  Banco Bradesco SA, pfd. ......................................................      Brazil        525,200,000       2,912,344
a Banco Bradesco SA BBD, rts., pfd. ............................................      Brazil         21,769,089          12,396
  Banco Itau SA, pfd. ..........................................................      Brazil          4,209,000       2,055,260
  News Corp. Ltd., pfd. ........................................................     Australia            3,486          21,232
  Petrobras-Petroleo Brasileiro SA, pfd. .......................................      Brazil         60,000,000       6,803,228
  Usinas Siderurgicas de Minas, ADR, 144A, pfd. ................................      Brazil          1,851,400       4,091,238
                                                                                                                   ------------
  TOTAL PREFERRED STOCKS AND RIGHTS (COST $24,653,583) .........................                                     15,895,698
                                                                                                                   ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $687,390,373) ...........                                    849,885,524
                                                                                                                   ------------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT*
                                                                                                    -----------
g REPURCHASE AGREEMENTS 11.4%
  Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $40,021,111)
   Collateralized by U.S. Treasury Notes & Bonds ...............................   United States    $40,000,000     40,000,000
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $33,469,284)
   Collateralized by U.S. Treasury Notes & Bonds ...............................   United States     33,452,000      33,452,000
  Warburg Dillon Read LLC, 4.75%, 1/04/99 (Maturity Value $35,818,894)
   Collateralized by U.S. Treasury Notes & Bonds ...............................   United States     35,800,000      35,800,000

  TOTAL REPURCHASE AGREEMENTS (COST $109,252,000) ..............................                                    109,252,000

  TOTAL INVESTMENTS (COST $796,642,373) 100.3% .................................                                    959,137,524

  OTHER ASSETS, LESS LIABILITIES (.3%) .........................................                                     (3,237,422)
                                                                                                                   ------------
  TOTAL NET ASSETS 100.0%                                                                                          $955,900,102
                                                                                                                   ============

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income Producing.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 90.6%
  APPLIANCES & HOUSEHOLD DURABLES 1.8%
  Email Ltd. ...................................................................       Australia         44,964      $   64,286
  Fisher & Paykel Ltd. .........................................................     New Zealand         70,222         254,100
  Guangdong Kelon Electrical Holdings Ltd., H ..................................         China           92,000          81,939
  Guangdong Kelon Electrical Holdings Ltd., H, 144A ............................         China           40,000          35,626
  Shenzhen Konka Electronic Group Co. Ltd., B ..................................         China           17,000           8,580
                                                                                                                   ------------
                                                                                                                        444,531
                                                                                                                   ------------
  AUTOMOBILES 1.8%
  Bilia AB, A ..................................................................        Sweden           28,100         192,399
  Volvo AB, B ..................................................................        Sweden           11,600         266,180
                                                                                                                   ------------
                                                                                                                        458,579
                                                                                                                   ------------
  BANKING 7.1%
  Banco de Valencia SA .........................................................         Spain            3,272          98,025
  Banco Pastor SA ..............................................................         Spain            8,000         502,486
  Bank Austria AG, 144A ........................................................        Austria           6,000         305,264
  Commercial International Bank Ltd., GDR, 144A ................................         Egypt           17,550         134,258
  Fokus Bank AS ................................................................        Norway           44,000         436,015
  Unibanco Uniao de Bancos Brasileiros SA, GDR .................................        Brazil           10,235         147,768
  Union Bank of Norway, Primary Capital Cert. ..................................        Norway            7,170         139,278
                                                                                                                   ------------
                                                                                                                      1,763,094
                                                                                                                   ------------
  BROADCASTING & PUBLISHING 2.5%
  GTC Transcontinental Group Ltd., B ...........................................        Canada           63,300         618,164
                                                                                                                   ------------
  BUILDING MATERIALS & COMPONENTS 6.5%
  Caradon Plc. .................................................................    United Kingdom      117,500         199,401
  Cementos Diamante SA, ADR, 144A ..............................................       Colombia          26,900          47,075
  Cristaleria Espanola SA, Br. .................................................         Spain            1,291          87,284
  Det Danske Traelastkompagni AS ...............................................        Denmark           3,752         253,494
  Gujarat Ambuja Cements Ltd. ..................................................         India           47,500         290,726
  Mirgor SA Comercial Industrial Financiera Inmobi, C, ADR .....................       Argentina         24,300          25,515
  Sarna Kunststoff Holding AG ..................................................      Switzerland            52          74,772
  Schuttersveld NV .............................................................      Netherlands        11,146        264,292
a Siam City Cement Public Co. Ltd., fgn. .......................................       Thailand          67,621         151,675
  Suez Cement Co., GDR, 144A ...................................................         Egypt           16,450         235,235
                                                                                                                   ------------
                                                                                                                      1,629,469
                                                                                                                   ------------
  BUSINESS & PUBLIC SERVICES 3.7%
  Kardex AG, Br. ...............................................................      Switzerland         1,494         411,707
  Lex Service Plc. .............................................................    United Kingdom       54,100         343,835
  Scribona AB, B ...............................................................        Sweden           19,045         68,842
a Sifo Group AB ................................................................        Sweden           19,045          89,283
                                                                                                                   ------------
                                                                                                                        913,667
                                                                                                                   ------------
  CHEMICALS 1.8%
  Energia e Industrias Aragonesas Eia SA .......................................         Spain           34,500         234,958
  Yule Catto & Company Plc. ....................................................    United Kingdom       53,100         220,863
                                                                                                                   ------------
                                                                                                                        455,821
                                                                                                                   ------------
  CONSTRUCTION & HOUSING 2.7%
  Dragados y Construcciones SA, br. ............................................         Spain           14,155         522,463
a Fairview Holdings Plc. .......................................................    United Kingdom       25,000          36,603
  Hollandsche Beton Groep NV ...................................................      Netherlands         9,600         118,676
                                                                                                                   ------------
                                                                                                                        677,742
                                                                                                                   ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRICAL & ELECTRONICS 2.7%
  Dongfang Electrical Machinery Co. Ltd., H ....................................         China          179,000      $   10,628
  Techtronic Industries Co. Ltd. ...............................................       Hong Kong      1,791,000         319,027
  Varitronix International Ltd. ................................................       Hong Kong        187,500         350,931
                                                                                                                   ------------
                                                                                                                        680,586
                                                                                                                   ------------
  ELECTRONIC COMPONENTS & INSTRUMENTS 2.8%
  Swisslog Holding AG ..........................................................     Switzerland          1,000          94,649
  VTech Holdings Ltd. ..........................................................       Hong Kong        136,000         593,346
                                                                                                                   ------------
                                                                                                                        687,995
                                                                                                                   ------------
  FINANCIAL SERVICES 3.3%
  Dah Sing Financial Holdings Ltd. .............................................       Hong Kong        134,800         330,595
  Housing Development Finance Corp. Ltd. .......................................         India            2,250         115,343
  Industrial Credit & Inv. Corp. of India (ICICI) ..............................         India          170,000         188,217
a Morgan Stanley Growth Fund ...................................................         India        1,275,000         180,016
                                                                                                                   ------------
                                                                                                                        814,171
                                                                                                                   ------------
  FOOD & HOUSEHOLD PRODUCTS 7.3%
a Charoen Pokphand Feedmill Public Co. Ltd., fgn. ..............................       Thailand          71,300          87,322
  Hazlewood Foods Plc. .........................................................    United Kingdom      252,600         561,053
  Hillsdown Holdings Plc. ......................................................    United Kingdom       50,000          63,223
  Illovo Sugar Ltd. ............................................................     South Africa       187,000         198,674
  McBride Plc. .................................................................    United Kingdom       64,100         106,647
  National Foods Ltd. ..........................................................       Australia        182,091         323,888
  Perkins Foods Plc. ...........................................................    United Kingdom      189,240         437,640
a Terranova Foods Plc. .........................................................    United Kingdom       25,000          46,169
                                                                                                                   ------------
                                                                                                                      1,824,616
                                                                                                                   ------------
  FOREST PRODUCTS & PAPER 2.5%
  Crown-Van Gelder Papierfabrieken NV ..........................................     Netherlands          6,115          96,122
a Empaques Ponderosa SA de CV, B ...............................................        Mexico          151,800          79,200
  Munksjo AB ...................................................................        Sweden           12,995          89,778
  Primex Forest Products Ltd. ..................................................        Canada           90,000         357,422
                                                                                                                   ------------
                                                                                                                        622,522
                                                                                                                   ------------
  HEALTH & PERSONAL CARE 2.3%
  Internatio-Muller NV .........................................................     Netherlands          5,844         144,800
  Ono Pharmaceutical Co. Ltd. ..................................................         Japan           12,000         368,085
a Skyepharma Plc. ..............................................................    United Kingdom       55,600          72,616
                                                                                                                   ------------
                                                                                                                        585,501
                                                                                                                   ------------
  INDUSTRIAL COMPONENTS 5.6%
  Granges AB ...................................................................        Sweden           14,679         211,878
  Otra NV ......................................................................      Netherlands        23,500         306,789
  Sylea SA .....................................................................        France            4,447         245,985
  Weir Group Plc. ..............................................................    United Kingdom      120,900         402,296
  Yamato Kogyo Co. Ltd. ........................................................         Japan           41,000         237,713
                                                                                                                   ------------
                                                                                                                      1,404,661
                                                                                                                   ------------
  INSURANCE 1.0%
  HIH Insurance Ltd. ...........................................................      Australia         193,879         256,858
                                                                                                                   ------------
  MACHINERY & ENGINEERING 1.9%
  Arcadis NV ...................................................................      Netherlands        37,875         296,671
  Laird Group Plc. .............................................................    United Kingdom       62,000         169,686
                                                                                                                   ------------
                                                                                                                        466,357
                                                                                                                   ------------
  MERCHANDISING 16.3%
  David Jones Ltd. .............................................................      Australia         243,000         268,279
  Giordano International Ltd. ..................................................       Hong Kong        933,000         174,623
  Li & Fung Ltd. ...............................................................       Hong Kong        241,000         499,280

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MERCHANDISING (CONT.)
  Makro Atacadista SA, ADR, 144A ...............................................        Brazil           37,500      $  260,708
  Moebel Walther AG ............................................................        Germany           7,506         290,668
  Northwest Company Fund .......................................................        Canada           31,365         306,299
  Sa des Galeries Lafayette ....................................................        France              810         870,001
  Safeway Plc. .................................................................    United Kingdom       58,559         292,040
  Samas-Groep NV ...............................................................      Netherlands        11,125         199,179
a Sobeys Canada Inc. ...........................................................        Canada           15,477         171,295
  Somerfield Plc. ..............................................................    United Kingdom       82,800         551,724
  Storehouse ...................................................................    United Kingdom       88,185         201,004
                                                                                                                   ------------
                                                                                                                      4,085,100
                                                                                                                   ------------
  METALS & MINING 4.2%
  Arbed SA .....................................................................      Luxembourg          3,240         217,863
  Boehler-Uddeholm AG ..........................................................        Austria           4,993         232,513
  Elkem ASA, A .................................................................        Norway           23,850         284,860
  Pohang Iron & Steel Co. Ltd. .................................................      South Korea         2,625         167,200
  PT Timah .....................................................................       Indonesia        204,000         137,925
                                                                                                                   ------------
                                                                                                                      1,040,361
                                                                                                                   ------------
  MULTI-INDUSTRY 3.2%
a Amer Group Ltd., A ...........................................................        Finland          11,300         119,396
  La Cemento Nacional CA, GDR, 144A ............................................        Ecuador             575          62,100
  Nagron Nationaal Grondbezit NV ...............................................      Netherlands         7,400         216,081
  Saha Union Public Co. Ltd., fgn. .............................................       Thailand         201,000          84,361
  Wagon Plc. ...................................................................    United Kingdom       34,300         128,400
  Zehnder Holding AG, br. ......................................................      Switzerland           465         189,589
                                                                                                                   ------------
                                                                                                                        799,927
                                                                                                                   ------------
  REAL ESTATE 1.6%
  Inversiones y Representacion SA ..............................................       Argentina        144,868         397,296
                                                                                                                   ------------
  TELECOMMUNICATIONS .2%
a Digital Telecommunications Philippines Inc. ..................................      Philippines     2,198,000          53,679
                                                                                                                   ------------
  TEXTILES & APPAREL .9%
  Gamma Holding NV .............................................................      Netherlands         3,000         139,074
  Inner Mongolia Erdos Cashmere Products Co. Ltd., B ...........................         China          497,000          64,610
a Yizheng Chemical Fibre Co. Ltd., H ...........................................         China          326,000          29,876
                                                                                                                   ------------
                                                                                                                        233,560
                                                                                                                   ------------
  TRANSPORTATION 2.4%
a Anangel-American Shipholdings Ltd., ADR ......................................        Greece           35,000         179,375
  Helikopter Services Group ASA ................................................        Norway           16,400          77,490
  Orient Overseas International Ltd. ...........................................       Hong Kong        362,000          93,453
a Osprey Maritime Ltd. .........................................................       Singapore        350,000         108,182
  Stolt Nielsen SA, ADR ........................................................        Norway           15,000         153,750
                                                                                                                   ------------
                                                                                                                        612,250
                                                                                                                   ------------
  UTILITIES ELECTRICAL & GAS 2.9%
  Gas y Electricidad SA, Br. ...................................................         Spain            5,700         571,225
  Guangdong Electric Power Development Co Ltd., B ..............................         China          338,520          92,198
  Transportadora de Gas del Sur SA, B, ADR .....................................       Argentina          7,000          70,875
                                                                                                                   ------------
                                                                                                                        734,298
                                                                                                                   ------------
  WHOLESALE & INTERNATIONAL TRADE 1.6%
  Dahl International AB ........................................................        Sweden            9,550          94,254
  Dahl International AB, 144A ..................................................        Sweden            6,300          62,178
  Eurodis Electron Plc. ........................................................    United Kingdom      150,000         233,342
                                                                                                                   ------------
                                                                                                                        389,774
                                                                                                                   ------------
  TOTAL COMMON STOCKS (COST $25,678,008)                                                                             22,650,579
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS 3.4%
  Ballast Nedam NV, ctf., cvt., pfd. ...........................................      Netherlands         6,700    $    217,776
  Cia Brasileira de Petroleo Ipiranga, pfd. ....................................        Brazil       25,141,000         139,412
  Fertilizantes Fosfatados SA, pfd. ............................................        Brazil       41,995,000         107,746
  Moebel Walther AG, pfd. ......................................................        Germany           4,550         154,339
  Weg SA, pfd. .................................................................        Brazil          507,200         243,473
                                                                                                                   ------------
  TOTAL PREFERRED STOCKS (COST $1,359,938)......................................                                        862,746
                                                                                                                   ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $27,037,946).............                                     23,513,325
                                                                                                                   ------------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT*
                                                                                                    -----------
g REPURCHASE AGREEMENTS 5.9%
  Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $750,396)
  Collateralized by U.S. Treasury Notes & Bonds ................................    United States      $750,000         750,000
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $718,371)
  Collateralized by U.S. Treasury Notes & Bonds ................................    United States       718,000         718,000
                                                                                                                   ------------
  TOTAL REPURCHASE AGREEMENTS (COST $1,468,000).................................                                      1,468,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $28,505,946) 99.9%....................................                                     24,981,325
  OTHER ASSETS, LESS LIABILITIES .1%............................................                                         18,119
                                                                                                                   ------------
  TOTAL NET ASSETS 100.0%.......................................................                                   $ 24,999,444
                                                                                                                   ------------

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                          SHARES/
    TEMPLETON PACIFIC GROWTH FUND                      COUNTRY            WARRANTS          VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 101.1%
    APPLIANCES & HOUSEHOLD DURABLES 1.1%
    Sony Corp. .................................        Japan               15,100       $ 1,101,711
                                                                                         -----------
    BANKING 11.2%
    Development Bank of Singapore Ltd., fgn. ...      Singapore            495,000         4,470,000
    HSBC Holdings Plc. .........................      Hong Kong             39,000           971,571
    Overseas Union Bank Ltd., fgn. .............      Singapore            472,560         2,062,080
(a) Philippine National Bank ...................     Philippines           962,500         1,484,576
    PT Bank Bali, fgn. .........................      Indonesia          4,168,220           196,614
    PT Bank Pan Indonesia TBK ..................      Indonesia          6,182,625           311,075
    Singapore Finance Ltd., fgn. ...............      Singapore            213,000           194,927
(a) Thai Farmers Bank Public Co. Ltd. ..........      Thailand              36,570            53,845
(a) Thai Farmers Bank Public Co. Ltd., fgn. ....      Thailand             733,440         1,291,872
                                                                                         -----------
                                                                                          11,036,560
                                                                                         -----------
    BROADCASTING & PUBLISHING 3.2%
(a) Inchcape Marketing Services Ltd. ...........      Singapore          1,240,000           676,364
    South China Morning Post Ltd. ..............      Hong Kong          4,888,000         2,507,961
                                                                                         -----------
                                                                                           3,184,325
                                                                                         -----------
    BUILDING MATERIALS & COMPONENTS 2.1%
    Okumura Corp. ..............................        Japan              467,000         2,074,176
                                                                                         -----------
    CHEMICALS
    Fauji Fertilizer Co. Ltd. ..................      Pakistan              10,000             9,206
                                                                                         -----------
    CONSTRUCTION & HOUSING 8.7%
    Daito Trust Construction Co. Ltd. ..........        Japan              409,000         3,549,743
    Road King Infrastructure Ltd. ..............      Hong Kong          3,831,977         2,819,358
    Toda Corp. .................................        Japan              470,000         2,279,167
                                                                                         -----------
                                                                                           8,648,268
                                                                                         -----------
    ELECTRICAL & ELECTRONICS
    Hitachi Ltd. ...............................        Japan                  800             4,965
                                                                                         -----------
    FINANCIAL SERVICES 2.5%
    Commerce Asset-Holding Bhd. ................      Malaysia           1,572,000           970,890
(a) Commerce Asset-Holding Bhd., wts. ..........      Malaysia             163,750            16,512
    Industrial Finance Corp. of Thailand, fgn. .      Thailand           2,783,133         1,148,947
    Public Finance Bhd., fgn. ..................      Malaysia             928,000           327,512
                                                                                         -----------
                                                                                           2,463,861
                                                                                         -----------
    FOREST PRODUCTS & PAPER 2.6%
    Carter Holt Harvey Ltd. ....................     New Zealand         2,411,800         2,165,860
(a) PT Inti Indorayon Utama ....................      Indonesia            129,000             8,113
(a) PT Tjiwi Kimia TBK .........................      Indonesia          1,388,741           362,470
(a) PT Tjiwi Kimia TBK, wts. ...................      Indonesia            192,880            22,563
                                                                                         -----------
                                                                                           2,559,006
                                                                                         -----------
    INDUSTRIAL COMPONENTS 6.2%
    Fuji Heavy Industries Ltd. .................        Japan              577,000         2,890,115
    Mitsubishi Heavy Industries Ltd. ...........        Japan              824,000         3,214,184
                                                                                         -----------
                                                                                           6,104,299
                                                                                         -----------
    INSURANCE 2.9%
    National Mutual Asia Ltd. ..................      Hong Kong          3,860,000         2,889,800
                                                                                         -----------
    LEISURE & TOURISM 1.2%
    Toei Co. Ltd. ..............................        Japan              397,000         1,175,514
                                                                                         -----------
    MERCHANDISING .7%
    Takashimaya Co. Ltd. .......................        Japan               81,418           686,423
                                                                                         -----------
    METALS & MINING 1.5%
    Capral Aluminum Ltd. .......................      Australia          1,083,098         1,514,649
                                                                                         -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                         SHARES/
    TEMPLETON PACIFIC GROWTH FUND                                   COUNTRY              WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    MISCELLANEOUS MATERIALS & COMMODITIES 2.3%
    Golden Hope Plantations Bhd. .............................     Malaysia             2,607,000       $   2,245,407
                                                                                                        -------------
    MULTI-INDUSTRY 15.8%
    Broken Hill Proprietary Co. Ltd. .........................     Australia              211,000           1,555,462
    Cheung Kong Holdings Ltd. ................................     Hong Kong              460,800           3,315,964
    Hicom Holdings Bhd. ......................................     Malaysia             1,634,000             542,350
    Hutchison Whampoa Ltd. ...................................     Hong Kong              216,000           1,526,477
    Jardine Matheson Holdings Ltd. ...........................     Hong Kong              632,031           1,630,640
    SIME Darby Bhd. ..........................................     Malaysia             1,798,800           1,647,554
    Swire Pacific Ltd., A ....................................     Hong Kong              645,000           2,888,961
    Wheelock and Company Ltd. ................................     Hong Kong            3,100,000           2,480,880
                                                                                                        -------------
                                                                                                           15,588,288
                                                                                                        -------------
    REAL ESTATE 6.5%
    City Developments Ltd. ...................................     Singapore              888,600           3,850,600
(a) Filinvest Land Inc. ......................................    Philippines           5,675,000             320,951
    Hon Kwok Land Investment Co. Ltd. ........................     Hong Kong            5,940,438             559,750
    New World Development Co. Ltd. ...........................     Hong Kong              658,978           1,658,662
                                                                                                        -------------
                                                                                                            6,389,963
                                                                                                        -------------
    TELECOMMUNICATIONS 4.7%
    Hong Kong Telecommunications Ltd. ........................     Hong Kong            1,353,033           2,366,465
    Pakistan Telecommunications Corp., A, PTC ................     Pakistan             5,906,900           2,255,902
                                                                                                        -------------
                                                                                                            4,622,367
                                                                                                        -------------
    TEXTILES & APPAREL 6.9%
    Nisshinbo Industries Inc. ................................       Japan                700,000           2,445,035
(a) PT Indorama Synthetics ...................................     Indonesia            3,657,384             655,569
(a) PT Panasia Indosyntec ....................................     Indonesia            3,423,000              75,349
    Wacoal Corp. .............................................       Japan                280,000           3,606,738
                                                                                                        -------------
                                                                                                            6,782,691
                                                                                                        -------------
    TRANSPORTATION 15.6%
    Cathay Pacific Airways Ltd. ..............................     Hong Kong            3,000,000           2,981,703
    East Japan Railway Co. ...................................       Japan                    600           3,356,383
    Great Eastern Shipping Co. Ltd., GDR .....................       India                156,100             448,788
    Guangshen Railway Co. Ltd., H, ADR .......................       China                142,800             856,800
    GZI Transport Ltd., 144A .................................       China              1,008,000             197,768
(a) GZI Transport Ltd., 144A, wts. ...........................       China                201,600                 260
    Hitachi Zosen Corp. ......................................       Japan                843,000           1,165,851
    Hong Kong Ferry Holdings Co. Ltd. ........................     Hong Kong              745,000             865,468
    Malaysian International Shipping Corp., fgn. .............     Malaysia             1,467,267           1,541,166
    Singapore Airlines Ltd., fgn. ............................     Singapore              544,600           3,993,733
                                                                                                        -------------
                                                                                                           15,407,920
                                                                                                        -------------
    UTILITIES ELECTRICAL & GAS 3.9%
    CLP Holdings Ltd. ........................................     Hong Kong              579,500           2,887,308
    Shandong Huaneng Power Development Co. Ltd., ADR .........       China                225,000           1,026,563
                                                                                                        -------------
                                                                                                            3,913,871
                                                                                                        -------------
    WHOLESALE & INTERNATIONAL TRADE 1.5%
    Inchcape Motors Ltd. .....................................     Singapore            1,240,000           1,435,394
                                                                                                        -------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $173,534,980) .....                                             99,838,664
                                                                                                        -------------
    PREFERRED STOCKS .2%
    Osprey Maritime Ltd., cvt., 2.50%, pfd. (COST $234,713) ..     Singapore              763,000             231,212
                                                                                                        -------------
    TOTAL INVESTMENTS (COST $173,769,693) 101.3% .............                                            100,069,876
    OTHER ASSETS, LESS LIABILITIES (1.3%) ....................                                             (1,300,491)
                                                                                                        -------------
    TOTAL NET ASSETS 100.0% ..................................                                          $  98,769,385
                                                                                                        =============

(a) Non-income producing.



                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                         PRINCIPAL
    U.S. GOVERNMENT SECURITIES FUND                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES 75.8%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - FIXED RATE 50.5%
    GNMA II, 5.50%, 9/20/28 .......................................................     $  1,201,771       $  1,157,951
(h) GNMA II, 5.50%, 1/01/29 .......................................................        1,915,000          1,925,000
    GNMA I, SF, 6.00%, 11/15/23 - 11/15/28 ........................................       19,258,380         19,123,120
    GNMA II, 6.00%, 1/20/24 - 10/20/28 ............................................       62,362,635         50,721,915
(h) GNMA II, 6.00%, 1/01/29 .......................................................       11,000,000         10,841,875
    GNMA I, SF, 6.50%, 5/15/23 - 9/15/28 ..........................................       64,179,406         64,915,181
    GNMA II, 6.50%, 1/20/26 - 3/20/28 .............................................       32,266,772         32,458,632
    GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 ..........................................       71,405,323         73,173,795
    GNMA I, SF, 7.25%, 11/15/25 ...................................................        1,484,601          1,522,587
    GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ............................................        2,178,218          2,210,170
    GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 ..........................................       32,548,120         33,605,421
    GNMA II, 7.50%, 11/20/16 - 11/20/26 ...........................................       23,164,494         23,785,377
    GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 ..........................................       18,933,004         19,755,967
    GNMA II, 8.00%, 2/20/16 - 8/20/26 .............................................        1,895,192          1,969,618
    GNMA I, SF, 8.25%, 4/15/25 ....................................................          859,622            908,722
    GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 .........................................        5,807,603          6,192,045
    GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ..........................................        2,434,812          2,619,102
    GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 .........................................        5,629,226          6,089,662
    GNMA II, 9.50%, 4/20/25 .......................................................          647,240            695,217
    GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 .........................................        4,846,010          5,347,212
                                                                                                           ------------
                                                                                                            359,018,569
                                                                                                           ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - ADJUSTABLE RATE 1.1%
    GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 7/20/17 .........        2,498,460          2,538,151
    GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 8.00%, 7/20/25 .........        1,405,575          1,457,759
    GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/16 ........        3,843,760          3,898,545
                                                                                                           ------------
                                                                                                              7,894,455
                                                                                                           ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FIXED RATE 8.4%
    FNMA, 6.00%, 10/01/23 - 10/01/28 ..............................................       25,658,910         25,360,412
    FNMA, 6.50%, 1/01/24 - 6/01/24 ................................................       13,197,629         13,307,044
    FNMA, 7.00%, 5/01/24 ..........................................................        1,465,149          1,497,593
    FNMA, PL, 7.00%, 3/17/35 ......................................................        4,860,811          4,864,628
    FNMA, 7.50%, 4/01/23 - 8/01/25 ................................................        6,289,578          6,469,010
    FNMA, 8.00%, 7/01/16 - 2/01/25 ................................................        7,223,614          7,505,472
    FNMA, 8.50%, 10/01/19 - 2/01/22 ...............................................          531,906            561,772
                                                                                                           ------------
                                                                                                             59,565,931
                                                                                                           ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 5.1%
    FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.406%, 2/01/19 ........        3,290,861          3,365,586
    FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.438%, 9/01/18 ......        4,626,971          4,749,436
    FNMA, Cap 12.93%, Margin 2.24% + CMT, Resets Annually, 7.088%, 2/01/27 ........        5,375,113          5,525,915
    FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.425%, 7/01/19 ......        3,133,438          3,207,575
    FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.351%, 1/01/18 ......       10,213,522         10,445,699
    FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.132%, 6/01/02 .......        4,691,068          4,699,607
    FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 7.331%, 7/01/20 .        1,535,979          1,563,275
    FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.170%, 3/01/20 .        2,574,926          2,649,746
                                                                                                           ------------
                                                                                                             36,206,839
                                                                                                           ------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE 9.5%
    FHLMC, 6.00%, 1/01/24 - 8/01/28 ...............................................        9,737,875          9,631,639
    FHLMC, 6.50%, 6/01/08 - 1/01/24 ...............................................       17,714,531         17,891,137
    FHLMC, 7.00%, 4/01/24 .........................................................       13,394,280         13,688,958
    FHLMC, PL, 7.00%, 9/17/31 .....................................................       18,370,074         18,392,118
    FHLMC, 7.50%, 11/01/22 - 5/01/24 ..............................................        4,129,276          4,248,734
    FHLMC, 8.00%, 5/01/16 - 5/01/22 ...............................................        2,457,983          2,555,460

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                  PRINCIPAL
U.S. GOVERNMENT SECURITIES FUND                                                     AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (CONT.)

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE (CONT.)
FHLMC, 8.50%, 4/01/18 - 3/01/22 ...........................................     $    750,228       $    789,012
FHLMC, 9.00%, 3/01/03 .....................................................          401,459            415,678
                                                                                                   ------------
                                                                                                     67,612,736
                                                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 1.2%
FHLMC, Cap 10.99%, Margin 2.225% + CMT, Resets Annually, 8.011%, 6/01/22 ..        1,848,216          1,877,171
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 7.618%, 6/01/22 .        2,831,202          2,881,643
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.818%, 2/01/19 .        4,037,506          4,107,718
                                                                                                   ------------
                                                                                                      8,866,532
                                                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $522,774,699) ......................                         539,165,062
                                                                                                   ------------
OTHER AGENCY SECURITIES 22.2%
Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ........................        5,000,000          5,294,515
Federal Farm Credit Bank, 5.80%, 9/16/03 ..................................        5,000,000          4,979,875
Federal Home Loan Bank, 0.00%, 8/15/22 ....................................       17,500,000          3,040,643
Federal Home Loan Bank, 0.00%, 1/23/23 ....................................       10,000,000          1,865,720
FICO, Strip, 0.00%, 3/07/02 ...............................................       10,000,000          8,556,040
FICO, Strip, 0.00%, 5/11/02 ...............................................        1,925,000          1,631,295
FICO, Strip, 0.00%, 5/11/13 ...............................................       10,000,000          4,377,890
FICO, Strip, 1, 0.00%, 5/11/09 ............................................        1,758,000          1,005,374
FICO, Strip, 13, 0.00%, 6/27/09 ...........................................       11,024,000          6,250,685
FICO, Strip, 16, 0.00%, 4/05/09 ...........................................        3,202,000          1,843,596
FICO, Strip, 16, 0.00%, 10/05/10 ..........................................        4,745,000          2,470,883
FICO, Strip, A, 0.00%, 2/08/09 ............................................        2,060,000          1,198,572
Housing Urban Development, 96-A, 7.63%, 8/01/14 ...........................        5,000,000          5,540,410
Housing Urban Development, 96-A, 7.66%, 8/01/15 ...........................        5,000,000          5,526,885
Small Business Administration, 6.00%, 9/01/18 .............................       10,000,000         10,090,778
Small Business Administration, 6.45%, 12/01/15 ............................        4,167,587          4,279,227
Small Business Administration, 6.70%, 12/01/16 ............................        4,580,379          4,756,808
Small Business Administration, 6.85%, 7/01/17 .............................        4,769,943          4,984,525
Small Business Administration, Cap 10.85%,
Margin Prime - 0.40%, Resets Quarterly, 8.10%, 6/25/19 ....................        5,907,985          6,201,538
Small Business Administration, Cap 10.875%,
Margin Prime - 0.125%, Resets Quarterly, 8.375%, 3/25/18 ..................        5,562,143          5,901,087
Student Loan Marketing Association, 0.00%, 5/15/14 ........................       15,000,000          5,061,000
Tennessee Valley Authority, 0.00%, 4/15/03 ................................       10,000,000          8,070,060
Tennessee Valley Authority, 0.00%, 4/15/42 ................................        6,000,000          2,814,720
Tennessee Valley Authority, 0.00%, 7/15/43 ................................        7,000,000          5,359,970
Tennessee Valley Authority, 5.88%, 4/01/36 ................................       10,000,000         10,496,990
Tennessee Valley Authority, 6.125%, 7/15/03 ...............................        5,000,000          5,086,754
Tennessee Valley Authority, 6.235%, 7/15/45 ...............................       19,249,000         20,197,647
Tennessee Valley Authority, 7.25%, 7/15/43 ................................       10,000,000         10,787,340
                                                                                                   ------------
TOTAL OTHER AGENCY SECURITIES (COST $146,222,419) .........................                         157,670,827
                                                                                                   ------------
U.S. GOVERNMENT SECURITIES .9%
U.S. Treasury, Strip, 0.00%, 2/15/19 (COST $5,196,200) ....................       20,000,000          6,546,580
                                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $674,193,318) ...........................                         703,382,469
                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                      PRINCIPAL
     U.S. GOVERNMENT SECURITIES FUND                                                                    AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT 2.2%

    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $15,368,660) (COST $15,360,671) ..    $15,360,671  $ 15,360,671
     Barclays Capital Inc. (Maturity Value $780,456)
     Bear, Stearns & Co. Inc. (Maturity Value $202,341)
     Chase Securities Inc. (Maturity Value $1,589,819)
     CIBC Oppenheimer Corp. (Maturity Value $1,589,819)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,589,819)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,589,819)
     Goldman, Sachs & Co. (Maturity Value $433,587)
     Greenwich Capital Markets Inc. (Maturity Value $1,589,819)
     Lehman Brothers Inc. (Maturity Value $289,058)
     NationsBanc Montgomery Securities LLC (Maturity Value $1,589,819)
     Paine Webber Inc. (Maturity Value $867,173)
     Paribas Corp. (Maturity Value $1,589,819)
     Warburg Dillon Read LLC (Maturity Value $1,667,312)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   -------------
    TOTAL INVESTMENTS (COST $689,553,989) 101.1% .................................................                   718,743,140
    OTHER ASSETS, LESS LIABILITIES (1.1%) ........................................................                    (7,911,217)
                                                                                                                   -------------
    NET ASSETS 100.0% ............................................................................                 $ 710,831,923
                                                                                                                   =============


(f) See Note 1(c) regarding joint repurchase agreements.
(h) Sufficient collateral has been segregated for securities traded on a when-issue or delayed delivery basis.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

    VALUE SECURITIES FUND                             SHARES         VALUE
-----------------------------------------------------------------------------
    COMMON STOCKS 88.4%

    COMMERCIAL SERVICES 3.4%
(a) Corrections Corp. of America ..............        4,000       $   70,500
(a) Kevco Inc. ................................          300            2,175
    Reynolds and Reynolds Co., A ..............        7,000          160,563
(a) Rush Enterprises Inc. .....................        1,200           13,200
    Unisource Worldwide Inc. ..................        9,000           65,250
                                                                   ----------
                                                                      311,688
                                                                   ----------
    CONSUMER DURABLES 6.1%
(a) Acorn Products Inc. .......................        4,000           28,000
(a) Cannondale Corp. ..........................        8,700           78,300
    Coachmen Industries Inc. ..................        3,000           78,750
    D.R. Horton Inc. ..........................        2,500           57,500
(a) EKCO Group Inc. ...........................        2,100            7,875
    Engle Homes Inc. ..........................        3,000           45,938
    Flexsteel Industries Inc. .................        6,000           77,250
    M/I Schottenstein Homes Inc. ..............        3,000           66,000
(a) RockShox Inc. .............................          600            1,538
(a) TBC Corp. .................................       15,000          106,875
                                                                   ----------
                                                                      548,026
                                                                   ----------
    CONSUMER NON-DURABLES 13.7%
    DIMON Inc. ................................       14,500          107,844
    Schweitzer-Mauduit International Inc. .....        3,000           46,313
(a) Sola International Inc. ...................        7,500          129,375
    Standard Commercial Corp. .................       16,400          140,425
(a) The Timberland Co., A .....................        4,000          182,250
(a) Tropical Sportswear International Corp. ...       12,800          459,200
    Wolverine World Wide Inc. .................       12,500          165,625
                                                                   ----------
                                                                    1,231,032
                                                                   ----------
    ELECTRONIC TECHNOLOGY 8.0%
(a) Alliant Techsystems Inc. ..................        1,000           82,438
    Astro-Med Inc. ............................          100              544
    Elbit Systems (Israel) Ltd. ...............        7,500           90,000
(a) ESCO Electronics Corp. ....................          600            5,438
(a) FLIR Systems Inc. .........................        4,000           93,000
(a) Komag Inc. ................................        2,500           25,938
(a) Ladish Co. Inc. ...........................       13,000          108,875
(a) NCR Corp. .................................        2,500          104,375
(a) Read-Rite Corp. ...........................        2,100           31,041
(a) SPACEHAB Inc. .............................       10,000          105,000
    United Industrial Corp. ...................        8,000           78,500
                                                                   ----------
                                                                      725,149
                                                                   ----------
    ENERGY MINERALS 1.1%
(a) Nuevo Energy Co. ..........................        8,800          101,200
                                                                   ----------
    FINANCE 1.9%
    Household International Inc. ..............        2,500           99,063
(a) PBOC Holdings Inc. ........................        7,100           72,775
                                                                   ----------
                                                                      171,838
                                                                   ----------
    HEALTH TECHNOLOGY 1.9%
(a) DepoTech Corp. ............................        4,900           11,331
(a) OrthoLogic Corp. ..........................       10,000           33,438
    The West Co. Inc. .........................        3,500          124,906
                                                                   ----------
                                                                      169,675
                                                                   ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


    VALUE SECURITIES FUND                            SHARES          VALUE
----------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    INDUSTRIAL SERVICES 6.4%
(a) Atwood Oceanics Inc. .....................        5,000       $   85,000
    ENSCO International Inc. .................       10,000          106,875
(a) Perini Corp. .............................       11,000           56,375
(a) R&B Falcon Corp. .........................       11,900           90,738
(a) Rowan Cos. Inc. ..........................       15,000          150,000
    Santa Fe International Corp. .............        6,000           87,750
                                                                  ----------
                                                                     576,738
                                                                  ----------
    INSURANCE 11.1%
(a) Acceptance Insurance Cos. Inc. ...........        4,500           91,125
(a) American Safety Insurance Group Ltd. .....       12,500          120,313
    The Centris Group Inc. ...................       10,000           97,500
    Executive Risk Inc. ......................        1,900          104,381
    Penn-America Group Inc. ..................       10,000           90,625
    The PMI Group Inc. .......................        2,500          123,438
    Presidential Life Corp. ..................        5,000           99,375
(a) Professional Group Inc. ..................        2,200           68,200
(a) The Seibels Bruce Group Inc. .............        9,000           30,375
(a) Symons International Group Inc. ..........       10,000           72,500
    Terra Nova (Bermuda) Holdings Ltd., A ....        4,000          101,000
                                                                  ----------
                                                                     998,832
                                                                  ----------
    NON-ENERGY MINERALS 3.1%
    Carpenter Technology Corp. ...............        3,500          118,781
(a) Lone Star Technologies Inc. ..............        7,000           70,875
    LTV Corp. ................................       15,000           87,188
                                                                  ----------
                                                                     276,844
                                                                  ----------
    PROCESS INDUSTRIES 2.6%
    RPM Inc. .................................        9,000          144,000
    Tuscarora Inc. ...........................        6,600           88,275
                                                                  ----------
                                                                     232,275
                                                                  ----------
    PRODUCER MANUFACTURING 18.3%
(a) Atchison Casting Corp. ...................        9,000           83,250
    Baldor Electric Co. ......................        7,000          141,750
    Commercial Intertech Corp. ...............          400            5,175
    Commonwealth Industries Inc. .............        6,500           60,938
    Dana Corp. ...............................        3,000          122,625
    EASCO Inc. ...............................       10,000           77,500
    Flowserve Corp. ..........................        1,600           26,500
(a) Global Industrial Technologies Inc. ......        7,000           74,813
(a) Holophane Corp. ..........................        6,000          154,125
    JLG Industries Inc. ......................       17,000          265,625
(a) Keystone Consolidated Industries Inc. ....        4,400           35,750
    Myers Industries Inc. ....................        4,000          114,750
    Patrick Industries Inc. ..................        5,000           76,875
    Superior Industries International Inc. ...        7,400          205,813
    Timken Co. ...............................        8,000          151,000
    Watts Industries Inc., A .................        3,000           49,875
                                                                  ----------
                                                                   1,646,364
                                                                  ----------
    RETAIL TRADE 2.4%
(a) Duckwall-Alco Stores Inc. ................        6,000           79,500
    Haverty Furniture Co. Inc. ...............          100            2,100
    Schultz Sav-O Stores Inc. ................        3,000           49,500
(a) Syms Corp. ...............................       10,000           90,000
                                                                  ----------
                                                                     221,100
                                                                  ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



    VALUE SECURITIES FUND                                                                              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)


    TECHNOLOGY SERVICES 1.8%
(a) Brightpoint Inc. ............................................................................       5,500        $    75,625
(a) Manchester Equipment Co. Inc. ...............................................................         800              2,750
(a) Ultrak Inc. .................................................................................      11,000             81,125
                                                                                                                     -----------
                                                                                                                         159,500
                                                                                                                     -----------
    TRANSPORTATION 6.6%
(a) Alaska Air Group Inc. .......................................................................         200              8,850
(a) Conrad Industries Inc. ......................................................................       2,000              7,813
    Delta Air Lines Inc. ........................................................................       2,500            130,000
(a) Eagle USA Airfreight Inc. ...................................................................       2,800             68,600
(a) Fritz Cos. Inc. .............................................................................       5,000             54,063
    Kenan Transport Co. .........................................................................       4,000            134,000
(a) Motor Cargo Industries Inc. .................................................................         800              6,400
    Tidewater Inc. ..............................................................................       8,000            185,492
                                                                                                                     -----------
                                                                                                                         595,218
                                                                                                                     -----------
    TOTAL COMMON STOCKS (COST $8,367,867) .......................................................                      7,965,479
                                                                                                                     -----------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                   ---------
(f) REPURCHASE AGREEMENT 13.9%
    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $1,252,577) (COST $1,251,926) ..   $1,251,926          1,251,926
     Barclays Capital Inc. (Maturity Value $63,609)
     Bear, Stearns & Co. Inc. (Maturity Value $16,491)
     Chase Securities Inc. (Maturity Value $129,573)
     CIBC Oppenheimer Corp. (Maturity Value $129,573)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $129,573)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $129,573)
     Goldman, Sachs & Co. (Maturity Value $35,339)
     Greenwich Capital Markets Inc. (Maturity Value $129,573)
     Lehman Brothers Inc. (Maturity Value $23,560)
     NationsBanc Montgomery Securities LLC (Maturity Value $129,573)
     Paine Webber Inc. (Maturity Value $70,677)
     Paribas Corp. (Maturity Value $129,573)
     Warburg Dillon Read LLC (Maturity Value $135,890)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     -----------
    TOTAL INVESTMENTS (COST $9,619,793) 102.3% .............................................................           9,217,405
    OTHER ASSETS, LESS LIABILITIES (2.3%) ..................................................................            (203,934)
                                                                                                                     -----------
    NET ASSETS 100.0% ......................................................................................         $ 9,013,471
                                                                                                                     ===========


(a) Non-income producing.
(f) See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                  PRINCIPAL
    ZERO COUPON FUND - 2000                                                                         AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT &AGENCY SECURITIES 97.1%
    Chattanooga Valley Corp., 1/01/01 .....................................................     $     65,000        $     58,528
    FHLB, Strip, A-1, 2/25/01 .............................................................        7,567,000           6,807,326
    FHLB, Strip, A-1, 8/25/01 .............................................................        2,884,000           2,529,455
    FHLB, Strip, A-1, 2/25/02 .............................................................          465,000             397,999
    FHLMC, Strip, 5/15/00 .................................................................       16,175,000          15,165,179
    FICO, Strip, 1, 11/11/00 ..............................................................        1,139,000           1,040,847
    FICO, Strip, 7, 2/03/01 ...............................................................        1,000,000             902,783
    FICO, Strip, 12, 12/06/00 .............................................................       17,390,000          15,834,117
    FICO, Strip, 15, 9/07/00 ..............................................................          148,000             136,438
    FICO, Strip, 17, 10/05/00 .............................................................        5,875,000           5,395,224
    FICO, Strip, 10/06/00 .................................................................        6,200,000           5,692,945
    FICO, Strip, D, 9/26/00 ...............................................................        4,965,000           4,565,387
    FNMA, Strip, 11/22/99 .................................................................        3,800,000           3,642,840
    FNMA, Strip, 1, 2/12/00 ...............................................................          500,000             474,031
    FNMA, Strip, 1, 2/01/01 ...............................................................        1,875,000           1,693,879
    FNMA, Strip, 8/12/01 ..................................................................        3,000,000           2,639,379
    REFCO, Strip, 1/15/01 .................................................................        5,195,000           4,723,398
    Tennessee Valley Authority, Strip, 7/15/00 ............................................        3,320,000           3,081,219
    Tennessee Valley Authority, Strip, 10/15/00 ...........................................        2,500,000           2,291,970
    Tennessee Valley Authority, Strip, 4/15/01 ............................................       10,500,000           9,385,194
    Tennessee Valley Authority, Strip, 4/15/02 ............................................        1,000,000             850,211
    U.S. Treasury, Strip, QO, 11/15/00 ....................................................        1,110,375           1,015,778
    U.S. Treasury, Strip, QO, 2/15/01 .....................................................        2,778,750           2,509,977
                                                                                                                    ------------
    TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $85,976,752) ..........................                           90,834,104
                                                                                                                    ------------
    OTHER SECURITIES - "AAA" RATED 2.2%
    Interamerican Development Bank, Strip, 12/16/00 .......................................          220,000             200,166
    International Bank for Reconstruction and Development, 2/15/00 ........................          405,000             382,309
    International Bank for Reconstruction and Development, 8/15/00 ........................          945,000             868,856
    International Bank for Reconstruction and Development, 2/15/01 ........................          735,000             657,556
                                                                                                                    ------------
    TOTAL OTHER SECURITIES - "AAA" RATED (COST $1,985,654) ................................                            2,108,887
                                                                                                                    ------------
    TOTAL LONG TERM INVESTMENTS (COST $87,962,406) ........................................                           92,942,991
                                                                                                                    ============
(f) REPURCHASE AGREEMENT .7%
    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $645,610) (COST $645,274) .          645,274             645,274
     Barclays Capital Inc. (Maturity Value $32,786)
     Bear, Stearns & Co. Inc. (Maturity Value $8,500)
     Chase Securities Inc. (Maturity Value $66,785)
     CIBC Oppenheimer Corp. (Maturity Value $66,785)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $66,785)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $66,785)
     Goldman, Sachs & Co. (Maturity Value $18,214)
     Greenwich Capital Markets Inc. (Maturity Value $66,785)
     Lehman Brothers Inc. (Maturity Value $12,144)
     NationsBanc Montgomery Securities LLC (Maturity Value $66,785)
     Paine Webber Inc. (Maturity Value $36,429)
     Paribas Corp. (Maturity Value $66,785)
     Warburg Dillon Read LLC (Maturity Value $70,042)
       Collateralized by U. S. Treasury Bills & Notes
                                                                                                                    ------------
    TOTAL INVESTMENTS (COST $88,607,680) 100.0% ...........................................                           93,588,265
    OTHER ASSETS, LESS LIABILITIES ........................................................                              (45,439)
                                                                                                                    ------------
    NET ASSETS 100.0% .....................................................................                         $ 93,542,826
                                                                                                                    ============


(f) See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                                           PRINCIPAL
ZERO COUPON FUND - 2005                                                    AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES 95.8%

FHLB, Strip, A-1, 8/25/02 ..........................................    $ 1,000,000       $   834,026
FHLB, Strip, A-1, 2/25/04 ..........................................      9,110,000         7,037,994
FHLB, Strip, A-1P, 2/25/04 .........................................        800,000           618,046
FICO, Strip, 3/26/05 ...............................................      5,000,000         3,642,105
FICO, Strip, 10/06/05 ..............................................     11,400,000         8,092,598
FICO, Strip, 1, 5/11/05 ............................................      3,500,000         2,532,030
FICO, Strip, 1, 11/11/05 ...........................................        829,000           586,295
FICO, Strip, 12, 12/06/05 ..........................................     11,055,000         7,785,749
FICO, Strip, 13, 12/27/05 ..........................................      2,755,000         1,933,037
FICO, Strip, 15, 9/07/05 ...........................................      2,620,000         1,865,760
FICO, Strip, 19, 12/06/05 ..........................................     10,000,000         7,042,740
FICO, Strip, D, 9/26/05 ............................................      6,799,000         4,831,879
FICO, Strip, E, 11/02/05 ...........................................      3,509,000         2,484,025
FNMA, Strip, 8/01/04 ...............................................        450,000           342,069
FNMA, Strip, 2/12/06 ...............................................        250,000           174,448
FNMA, Strip, 2/12/08 ...............................................        120,000            74,752
FNMA, Strip, 1, 2/01/05 ............................................      6,000,000         4,417,896
FNMA, Strip, 1, 2/12/05 ............................................      1,000,000           734,877
FNMA, Strip, 1, 8/12/05 ............................................        875,000           626,316
FNMA, Strip, 1, 2/01/06 ............................................      4,307,000         3,011,205
FNMA, Strip, 1, 8/01/06 ............................................        530,000           361,541
FNMA, Strip, 1, 2/01/08 ............................................      1,730,000         1,080,717
REFCO, Strip, 1/15/06 ..............................................      6,500,000         4,620,896
REFCO, Strip, 4/15/06 ..............................................      3,000,000         2,104,731
Tennessee Valley Authority, Strip, 10/15/04 ........................      6,200,000         4,641,822
Tennessee Valley Authority, Strip, 4/15/05 .........................      2,260,000         1,640,746
Tennessee Valley Authority, Strip, 10/15/05 ........................      1,000,000           709,108
U.S. Treasury, Strip, 2/15/06 ......................................      9,950,000         7,100,270
                                                                                          -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $67,881,940) .......                       80,927,678
                                                                                          -----------
OTHER SECURITIES - "AAA" RATED 3.9%
Exxon Capital Corp., 11/15/04 ......................................      1,500,000         1,111,674
International Bank for Reconstruction and Development, 2/15/07 .....        459,000           290,422
International Bank for Reconstruction and Development, 8/15/07 .....      2,500,000         1,539,763
International Bank for Reconstruction and Development, 2, 2/15/07 ..        541,000           342,305
                                                                                          -----------
TOTAL OTHER SECURITIES - "AAA" RATED (COST $2,939,551) .............                        3,284,164
                                                                                          -----------
TOTAL LONG TERM INVESTMENTS (COST $70,821,491) .....................                       84,211,842
                                                                                          -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                 PRINCIPAL
    ZERO COUPON FUND - 2005                                                                        AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT .4%


    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $382,848) (COST $382,649) ..    $    382,649        $    382,649
     Barclays Capital Inc. (Maturity Value $19,442)
     Bear, Stearns & Co. Inc. (Maturity Value $5,040)
     Chase Securities Inc. (Maturity Value $39,604)
     CIBC Oppenheimer Corp. (Maturity Value $39,604)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $39,604)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $39,604)
     Goldman, Sachs & Co. (Maturity Value $10,801)
     Greenwich Capital Markets Inc. (Maturity Value $39,604)
     Lehman Brothers Inc. (Maturity Value $7,201)
     NationsBanc Montgomery Securities LLC (Maturity Value $39,604)
     Paine Webber Inc. (Maturity Value $21,602)
     Paribas Corp. (Maturity Value $39,604)
     Warburg Dillon Read LLC (Maturity Value $41,534)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                    ------------
    TOTAL INVESTMENTS (COST $71,204,140) 100.1% ............................................                          84,594,491
    OTHER ASSETS, LESS LIABILITIES (.1%) ...................................................                            (107,106)
                                                                                                                    ------------
    NET ASSETS 100.0% ......................................................................                        $ 84,487,385
                                                                                                                    ============



(f) See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                         PRINCIPAL
ZERO COUPON FUND - 2010                                                    AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES 94.6%

FICO, Strip, 3/26/10 .................................................  $   860,000       $   463,538
FICO, Strip, 1, 11/11/10 .............................................   16,246,000         8,404,787
FICO, Strip, 3, 5/30/10 ..............................................    2,000,000         1,065,000
FICO, Strip, 4, 10/06/10 .............................................    1,528,000           795,544
FICO, Strip, 8, 8/03/10 ..............................................    3,021,000         1,590,381
FICO, Strip, 11, 2/08/11 .............................................    2,837,000         1,443,060
FICO, Strip, 12, 6/06/09 .............................................    4,550,000         2,589,937
FICO, Strip, 12, 12/06/10 ............................................    7,500,000         3,861,720
FICO, Strip, 19, 6/06/10 .............................................    9,800,000         5,212,718
FICO, Strip, 19, 12/06/10 ............................................    2,080,000         1,070,984
FICO, Strip, A, 8/08/10 ..............................................    7,000,000         3,681,874
FICO, Strip, D, 9/26/10 ..............................................      860,000           448,588
FICO, Strip, GEN, 10/06/10 ...........................................    4,040,000         2,103,402
FICO, Strip, GEN, 4/06/11 ............................................    5,000,000         2,516,895
FNMA, Strip, 8/12/09 .................................................    1,975,000         1,117,858
FNMA, Strip, 8/12/10 .................................................    1,230,000           651,638
FNMA, Strip, 1, 2/01/10 ..............................................    5,000,000         2,742,750
FNMA, Strip, 1, 8/01/10 ..............................................    8,250,000         4,379,075
FNMA, Strip, 1, 2/01/11 ..............................................    4,450,000         2,285,262
FNMA, Strip, 1, 2/01/12 ..............................................    3,281,000         1,576,127
REFCO, Strip, 10/15/10 ...............................................   20,000,000        10,688,840
REFCO, Strip, 1/15/11 ................................................    8,000,000         4,204,280
SLMA, 5/15/14 ........................................................    8,650,000         2,918,510
Tennessee Valley Authority, Strip, 1/01/10 ...........................      412,000           215,001
Tennessee Valley Authority, Strip, 4/15/10 ...........................   12,000,000         6,449,028
Tennessee Valley Authority, Strip, 10/15/10 ..........................    1,320,000           686,314
Tennessee Valley Authority, Strip, 4/15/11 ...........................    9,525,000         4,785,255
Tennessee Valley Authority, Strip, 10/15/11 ..........................    7,295,000         3,543,780
U.S. Treasury, Strip, 11/15/10 .......................................   12,800,000         6,930,112
                                                                                          -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $69,037,726) .........                     88,422,258
                                                                                          -----------
OTHER SECURITIES -  "AAA" RATED 5.5%
International Bank for Reconstruction and Development, 2/15/11 .......    1,392,000           668,276
International Bank for Reconstruction and Development, 2/15/12 .......    2,800,000         1,250,612
International Bank for Reconstruction and Development, 2/15/13 .......    3,287,000         1,365,837
International Bank for Reconstruction and Development, 8/15/13 .......    4,100,000         1,646,797
International Bank for Reconstruction and Development, 2, 2/15/11 ....      500,000           240,041
                                                                                          -----------
TOTAL OTHER SECURITIES - "AAA" RATED (COST $4,272,695) ...............                      5,171,563
                                                                                          -----------
TOTAL LONG TERM INVESTMENTS (COST $73,310,421) .......................                     93,593,821
                                                                                          -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                PRINCIPAL
    ZERO COUPON FUND - 2010                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT

    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $53,432) (COST $53,404) ..    $     53,404        $     53,404
     Barclays Capital Inc. (Maturity Value $2,713)
     Bear, Stearns & Co. Inc. (Maturity Value $703)
     Chase Securities Inc. (Maturity Value $5,527)
     CIBC Oppenheimer Corp. (Maturity Value $5,527)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $5,527)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $5,527)
     Goldman, Sachs & Co. (Maturity Value $1,507)
     Greenwich Capital Markets Inc. (Maturity Value $5,527)
     Lehman Brothers Inc. (Maturity Value $1,006)
     NationsBanc Montgomery Securities LLC (Maturity Value $5,527)
     Paine Webber Inc. (Maturity Value $3,016)
     Paribas Corp. (Maturity Value $5,527)
     Warburg Dillon Read LLC (Maturity Value $5,798)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $73,363,825) 100.1% ..........................................                          93,647,225
    OTHER ASSETS, LESS LIABILITIES (.1%) .................................................                            (132,090)
                                                                                                                  ------------
    NET ASSETS 100.0% ....................................................................                        $ 93,515,135
                                                                                                                  ============


(f) See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998




CURRENCY ABBREVIATIONS

AUD  - Australian Dollar
ARS  - Argentinian Peso
BEF  - Belgian Franc
CAD  - Canadian Dollar
DEM  - German Mark
DKK  - Danish Krone
FRF  - French Franc
GBP  - British Pound
ITL  - Italian Lira
JPY  - Japanese Yen
NLG  - Dutch Guilder
NZD  - New Zealand Dollar
SEK  - Swedish Krona
ZAR  - South African Rand



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                  GLOBAL
                                                  CAPITAL       HEALTH CARE    GLOBAL UTILITIES    GROWTH AND         HIGH
                                                GROWTH FUND   SECURITIES FUND  SECURITIES FUND     INCOME FUND     INCOME FUND
                                                -----------   ---------------  ----------------    -----------     -----------
Assets:
 Investments in securities:
  Cost ......................................  $ 142,185,516    $ 6,550,381       $748,493,181   $1,015,815,938   $ 457,417,080
                                               --------------------------------------------------------------------------------
  Value .....................................    187,095,726      7,426,374        946,201,152    1,260,729,291     425,050,056
 Repurchase agreements, at value and cost ...     33,464,304      1,769,229         29,050,000       58,455,701      13,387,706
 Cash .......................................             --         24,221              1,128               --              --
 Receivables:
  Investment securities sold ................             --             --         17,328,213        1,034,588              --
  Capital shares sold .......................        539,496             --             23,688           60,036           2,058
  Dividends and interest ....................        128,922            235          1,403,733        3,784,327       8,844,805
                                               --------------------------------------------------------------------------------
      Total assets ..........................    221,228,448      9,220,059        994,007,914    1,324,063,943     447,284,625
                                               --------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........             --        222,739          5,063,024        3,781,601              --
  Capital shares redeemed ...................        135,121             --          1,733,597          960,778         456,857
  Affiliates ................................        134,817          5,107            393,731          524,357         194,902
 Other liabilities ..........................          6,872          1,888             62,366           53,934          24,361
                                               --------------------------------------------------------------------------------
      Total liabilities .....................        276,810        229,734          7,252,718        5,320,670         676,120
                                               --------------------------------------------------------------------------------
       Net assets, at value .................  $ 220,951,638    $ 8,990,325       $986,755,196   $1,318,743,273   $ 446,608,505
                                               --------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........  $   1,509,991    $    25,087       $ 32,999,590   $   43,273,575   $  48,138,649
 Net unrealized appreciation (depreciation) .     44,910,210        875,993        197,707,971      244,907,533     (32,367,488)
 Accumulated net realized gain (loss) .......     (3,520,262)      (261,450)        79,916,030      119,084,055      12,077,601
 Capital shares .............................    178,051,699      8,350,695        676,131,605      911,478,110     418,759,743
                                               --------------------------------------------------------------------------------
       Net assets, at value .................  $ 220,951,638    $ 8,990,325       $986,755,196   $1,318,743,273   $ 446,608,505
                                               --------------------------------------------------------------------------------
Shares outstanding ..........................     13,740,476        839,490         48,260,709       64,782,428      33,620,945
                                               --------------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) ...............................  $       16.08    $     10.71       $      20.45   $        20.36   $       13.28
                                               --------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998

                                                                                         MUTUAL           MUTUAL          NATURAL
                                                           INCOME         MONEY        DISCOVERY          SHARES        RESOURCES
                                                         SECURITIES       MARKET       SECURITIES       SECURITIES      SECURITIES
                                                            FUND           FUND           FUND             FUND             FUND
                                                       ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................  $1,081,875,650  $393,230,633  $ 213,660,535    $ 461,651,206    $ 52,749,663
                                                       ----------------------------------------------------------------------------
  Value .............................................   1,154,588,474   393,230,633    215,213,658      480,791,143      42,557,132
 Repurchase agreements, at value and cost ...........       9,198,596    19,910,000      2,300,000               --       3,489,276
 Cash ...............................................       3,298,193           323     11,594,947        5,893,637          14,658
 Receivables:
  Investment securities sold ........................       4,325,719            --      3,129,620        5,369,292              --
  Capital shares sold ...............................              --       715,833          9,758          256,702              --
  Dividends and interest ............................      15,023,429     1,825,107        547,562        1,277,197          55,020
 Unrealized gain on forward exchange contracts
 (Note 6) ...........................................              --            --        846,014          758,135              --
 Deposits with brokers for securities sold short ....              --            --      3,687,114       10,517,653              --
                                                       ----------------------------------------------------------------------------
      Total assets ..................................   1,186,434,411   415,681,896    237,328,673      504,863,759      46,116,086
                                                       ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................          35,056            --        687,510        2,925,780         159,484
  Capital shares redeemed ...........................              --     1,146,955        612,719          292,482              --
  Affiliates ........................................         478,706       179,699        178,262          298,913          23,882
 Securities sold short, at value (proceeds $7,799,126
 and $15,319,353) ...................................              --            --      9,311,593       17,992,108              --
 Options written, at value (premiums received
 $1,346 and $1,795) .................................              --            --            113              150              --
 Unrealized loss on forward exchange contracts
 (Note 6) ...........................................              --            --      1,849,063          804,597              --
 Other liabilities ..................................          80,762        14,484         33,236          106,042           5,674
                                                       ----------------------------------------------------------------------------
      Total liabilities .............................         594,524     1,341,138     12,672,496       22,420,072         189,040
                                                       ----------------------------------------------------------------------------
       Net assets, at value .........................  $1,185,839,887  $414,340,758  $ 224,656,177    $ 482,443,687    $ 45,927,046
                                                       ----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ................  $   82,921,968  $         --  $   4,105,301    $  11,568,707    $    727,057
 Net unrealized appreciation (depreciation) .........      72,712,190            --       (961,160)      16,640,674     (10,192,531)
 Accumulated net realized gain (loss) ...............      28,754,109            --    (11,697,678)      (9,697,437)    (23,406,478)
 Capital shares .....................................   1,001,451,620   414,340,758    233,209,714      463,931,743      78,798,998
                                                       ----------------------------------------------------------------------------
       Net assets, at value .........................  $1,185,839,887  $414,340,758  $ 224,656,177    $ 482,443,687    $ 45,927,046
                                                       ----------------------------------------------------------------------------
Shares outstanding ..................................      70,073,792   414,340,758     19,904,649       40,335,247       5,476,199
                                                       ----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) .......................................  $        16.92  $       1.00  $       11.29    $       11.96    $       8.39
                                                       ----------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998

                                                          REAL                                        TEMPLETON       TEMPLETON
                                                         ESTATE          RISING                      DEVELOPING      GLOBAL ASSET
                                                       SECURITIES      DIVIDENDS       SMALL CAP       MARKETS        ALLOCATION
                                                          FUND            FUND            FUND       EQUITY FUND          FUND
                                                     -----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ............................................  $ 257,934,343*  $ 562,238,731+  $ 278,870,540   $ 228,078,693   $  77,076,589
                                                     -----------------------------------------------------------------------------
  Value ...........................................    274,003,947*    734,636,200+    295,130,887     161,884,954      75,890,946
 Repurchase agreements, at value and cost .........      5,101,060      18,542,602      28,535,341              --       5,211,000
 Cash .............................................        166,718              --              --              --           9,233
 Receivables:
  Investment securities sold ......................        228,992         261,806         142,902          73,880              --
  Capital shares sold .............................         22,557         273,634          34,933              --              --
  Dividends and interest ..........................      3,147,834       1,178,912         429,691       1,135,358         697,076
 Unrealized gain on forward exchange contracts
 (Note 6) .........................................             --              --              --              --           1,481
                                                     -----------------------------------------------------------------------------
      Total assets ................................    282,671,108     754,893,154     324,273,754     163,094,192      81,809,736
                                                     -----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .................             --       1,917,039              --              --              --
  Capital shares redeemed .........................        237,504         643,226         292,126         197,597          19,390
  Affiliates ......................................        129,748         439,909         186,568         172,434          55,242
 Funds advanced by custodian ......................             --              --              --         213,410              --
 Payable upon return of securities loaned (Note 10)             --              --       8,322,542              --              --
 Unrealized loss on forward exchange contracts
 (Note 6) .........................................             --              --              --              --           2,317
 Other liabilities ................................         13,449          23,984          12,660          77,464          63,169
                                                     -----------------------------------------------------------------------------
      Total liabilities ...........................        380,701       3,024,158       8,813,896         660,905         140,118
                                                     -----------------------------------------------------------------------------
       Net assets, at value .......................  $ 282,290,407   $ 751,868,996   $ 315,459,858   $ 162,433,287   $  81,669,618
                                                     -----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..............  $  18,909,704   $   9,359,456   $   1,532,535   $   3,107,117   $   2,772,913
 Net unrealized appreciation (depreciation) .......     16,069,604     172,397,469      16,260,347     (66,193,739)     (1,180,331)
 Accumulated net realized gain (loss) .............     24,496,142      93,364,473        (334,864)    (36,634,757)      3,482,850
 Capital shares ...................................    222,814,957     476,747,598     298,001,840     262,154,666      76,594,186
                                                     -----------------------------------------------------------------------------
       Net assets, at value .......................  $ 282,290,407   $ 751,868,996   $ 315,459,858   $ 162,433,287   $  81,669,618
                                                     -----------------------------------------------------------------------------
Shares outstanding ................................     14,164,554      41,526,463      22,999,329      23,505,375       6,446,500
                                                     -----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) .....................................  $       19.93   $       18.11   $       13.72   $        6.91   $       12.67
                                                     -----------------------------------------------------------------------------


* Includes non-controlled affiliated issuer in the amount of $6,286,337 and $3,412,500 for cost and value, respectively.

+ Includes non-controlled affiliated issuer in the amount of $22,139,964 and $27,989,706 for cost and value, respectively.



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998


                                                                                                TEMPLETON
                                                  TEMPLETON       TEMPLETON      TEMPLETON     INTERNATIONAL     TEMPLETON
                                                    GLOBAL      GLOBAL INCOME   INTERNATIONAL     SMALLER         PACIFIC
                                                 GROWTH FUND   SECURITIES FUND   EQUITY FUND   COMPANIES FUND   GROWTH FUND
                                                ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................  $ 655,019,443   $ 141,515,105   $ 687,390,373  $  27,037,946   $ 173,769,693
                                                ----------------------------------------------------------------------------
  Value ......................................    700,579,123     144,317,858     849,885,524     23,513,325     100,069,876
 Repurchase agreements, at value and cost ....     42,669,000       3,960,000     109,252,000      1,468,000              --
 Cash ........................................          9,339           1,874              --          7,190              --
 Receivables:
  Investment securities sold .................      3,758,570              --         480,000             --         607,835
  Capital shares sold ........................             --             913              --             --              --
  Dividends and interest .....................      1,686,886       2,906,410       2,753,257         71,891         675,679
 Unrealized gain on forward exchange contracts
 (Note 6) ....................................             --          10,712              --             --              --
                                                ----------------------------------------------------------------------------
      Total assets ...........................    748,702,918     151,197,767     962,370,781     25,060,406     101,353,390
                                                ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............        417,525              --       3,696,126          6,555              --
  Capital shares redeemed ....................        585,215         122,674       1,753,180         26,991          85,873
  Affiliates .................................        519,850          72,212         658,812         21,402         102,410
 Funds advanced by custodian .................             --              --          55,867             --       2,323,184
 Unrealized loss on forward exchange contracts
 (Note 6) ....................................             --          18,845              --             --              --
 Other liabilities ...........................         99,974          43,299         306,694          6,014          72,538
                                                ----------------------------------------------------------------------------
      Total liabilities ......................      1,622,564         257,030       6,470,679         60,962       2,584,005
                                                ----------------------------------------------------------------------------
       Net assets, at value ..................  $ 747,080,354   $ 150,940,737   $ 955,900,102  $  24,999,444   $  98,769,385
                                                ----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .........  $  14,679,029   $   4,943,426   $  30,263,329  $     620,960   $          --
 Net unrealized appreciation (depreciation) ..     45,559,680       2,852,819     162,495,151     (3,524,621)    (73,618,565)
 Accumulated net realized gain (loss) ........     75,861,313      (3,498,798)     24,069,715     (2,543,970)    (24,677,894)
 Capital shares ..............................    610,980,332     146,643,290     739,071,907     30,447,075     197,065,844
                                                ----------------------------------------------------------------------------
       Net assets, at value ..................  $ 747,080,354   $ 150,940,737   $ 955,900,102  $  24,999,444   $  98,769,385
                                                ----------------------------------------------------------------------------
Shares outstanding ...........................     50,584,398      11,725,182      61,584,184      2,718,508      13,152,815
                                                ----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) ................................  $       14.77   $       12.87   $       15.52  $        9.20   $        7.51
                                                ----------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998


                                                   U.S.            VALUE
                                                GOVERNMENT       SECURITIES     ZERO COUPON    ZERO COUPON    ZERO COUPON
                                              SECURITIES FUND       FUND        FUND - 2000    FUND - 2005    FUND - 2010
                                              ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................   $ 674,193,318   $   8,367,867   $  87,962,406  $  70,821,491  $  73,310,421
                                              ----------------------------------------------------------------------------
  Value ....................................     703,382,469       7,965,479      92,942,991     84,211,842     93,593,821
 Repurchase agreements, at value and cost ..      15,360,671       1,251,926         645,274        382,649         53,404
 Receivables:
  Investment securities sold ...............              --          22,247              --             --             --
  Capital shares sold ......................              --         133,540              --         14,850         43,524
  Dividends and interest ...................       5,488,362           5,341              --             --             --
                                              ----------------------------------------------------------------------------
      Total assets .........................     724,231,502       9,378,533      93,588,265     84,609,341     93,690,749
                                              ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........      12,745,746         358,183              --             --             --
  Capital shares redeemed ..................         328,206              --           2,404         92,839         56,949
  Affiliates ...............................         295,171           4,994          34,865         21,567        110,539
 Other liabilities .........................          30,456           1,885           8,170          7,550          8,126
                                              ----------------------------------------------------------------------------
      Total liabilities ....................      13,399,579         365,062          45,439        121,956        175,614
                                              ----------------------------------------------------------------------------
       Net assets, at value ................   $ 710,831,923   $   9,013,471   $  93,542,826  $  84,487,385  $  93,515,135
                                              ----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .......   $  45,248,069   $      28,176   $   6,716,921  $   4,635,667  $   4,906,277
 Net unrealized appreciation (depreciation)       29,189,151        (402,388)      4,980,585     13,390,351     20,283,400
 Accumulated net realized gain (loss) ......     (12,922,414)        (90,040)      1,751,873        453,275      2,226,393
 Capital shares ............................     649,317,117       9,477,723      80,093,447     66,008,092     66,099,065
                                              ----------------------------------------------------------------------------
       Net assets, at value ................   $ 710,831,923   $   9,013,471   $  93,542,826  $  84,487,385  $  93,515,135
                                              ----------------------------------------------------------------------------
Shares outstanding .........................      51,193,736       1,156,792       6,315,319      4,761,895      4,908,874
                                              ----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value / shares outstanding) ....   $       13.89   $        7.79   $       14.81  $       17.74  $       19.05
                                              ----------------------------------------------------------------------------



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                      GLOBAL
                                                                      HEALTH         GLOBAL
                                                                       CARE         UTILITIES
                                                     CAPITAL        SECURITIES      SECURITIES     GROWTH AND         HIGH
                                                   GROWTH FUND         FUND*           FUND        INCOME FUND     INCOME FUND
                                                  -----------------------------------------------------------------------------
Investment income:+
 Dividends .....................................  $   1,068,089   $       5,185   $  37,119,920   $  46,208,572   $     244,920
 Interest ......................................      1,612,127          45,137       1,161,718       4,365,468      50,773,641
                                                  -----------------------------------------------------------------------------
      Total investment income ..................      2,680,216          50,322      38,281,638      50,574,040      51,018,561
                                                  -----------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................      1,140,016          18,119       4,965,295       6,301,582       2,439,509
 Administrative fees (Note 3) ..................             --           4,471              --              --              --
 Custodian fees ................................          1,615              22          99,063          47,225           8,924
 Reports to shareholders .......................         15,378             498         108,980         139,864          50,903
 Professional fees .............................          6,705           1,712          36,523          53,497          17,850
 Trustees' fees and expenses ...................          1,008              21           7,236           9,160           3,354
 Other .........................................            961             392          24,903          12,909          34,077
                                                  -----------------------------------------------------------------------------
      Total expenses ...........................      1,165,683          25,235       5,242,000       6,564,237       2,554,617
                                                  -----------------------------------------------------------------------------
       Net investment income ...................      1,514,533          25,087      33,039,638      44,009,803      48,463,944
                                                  -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................     (3,325,719)       (261,450)     79,996,534     119,205,524      12,088,286
  Foreign currency transactions ................             --              --          11,911         (50,228)       (224,547)
                                                  -----------------------------------------------------------------------------
      Net realized gain (loss) .................     (3,325,719)       (261,450)     80,008,445     119,155,296      11,863,739
 Net unrealized appreciation (depreciation) on:
  Investments ..................................     31,691,954         875,993      (5,717,447)    (59,408,790)    (53,339,220)
  Translation of assets and liabilities
   denominated in foreign currencies ...........             --              --           2,364           3,934          13,234
                                                  -----------------------------------------------------------------------------
      Net unrealized appreciation (depreciation)     31,691,954         875,993      (5,715,083)    (59,404,856)    (53,325,986)
                                                  -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) ........     28,366,235         614,543      74,293,362      59,750,440     (41,462,247)
                                                  -----------------------------------------------------------------------------
Net increase in net assets resulting
 from operations ...............................  $  29,880,768   $     639,630   $ 107,333,000   $ 103,760,243   $   7,001,697
                                                  -----------------------------------------------------------------------------

* For the period May 1, 1998 (effective date) to December 31, 1998.

+ Net of foreign taxes of $13,205, $57, $425,340 and $351,522 for the Capital Growth Fund, the Global Health Care Securities Fund, the Global Utilities Securities Fund, and the Growth and Income Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                    MUTUAL        MUTUAL          NATURAL
                                                      INCOME                      DISCOVERY       SHARES         RESOURCES
                                                    SECURITIES       MONEY        SECURITIES    SECURITIES      SECURITIES
                                                       FUND       MARKET FUND        FUND          FUND            FUND
                                                  ------------------------------------------------------------------------
Investment income:+
 Dividends .....................................  $ 31,421,627   $         --   $  4,294,930   $  8,857,531   $    805,210
 Interest ......................................    65,763,832     21,340,606      2,702,240      7,107,398        346,769
                                                  ------------------------------------------------------------------------
      Total investment income ..................    97,185,459     21,340,606      6,997,170     15,964,929      1,151,979
                                                  ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................     6,133,729      1,986,485      1,904,631      2,841,641        388,527
 Administrative fees (Note 3) ..................            --             --        351,377        669,378             --
 Custodian fees ................................        96,395          3,786         91,000         51,300          1,725
 Reports to shareholders .......................       136,588         40,329         22,600         36,000          4,916
 Professional fees .............................        53,391         13,749          3,100         12,900          2,736
 Trustees' fees and expenses ...................         8,537          2,687          1,200          2,400            436
 Other .........................................        35,233          4,865          3,058         13,311          2,477
                                                  ------------------------------------------------------------------------
      Total expenses ...........................     6,463,873      2,051,901      2,376,966      3,626,930        400,817
      Expenses waived/paid by affiliate (Note 3)            --       (315,182)            --             --             --
                                                  ------------------------------------------------------------------------
       Net expenses ............................     6,463,873      1,736,719      2,376,966      3,626,930        400,817
                                                  ------------------------------------------------------------------------
        Net investment income ..................    90,721,586     19,603,887      4,620,204     12,337,999        751,162
                                                  ------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................    28,796,475           (371)   (10,611,221)    (9,941,502)   (16,971,708)
  Foreign currency transactions ................    (7,046,358)            --       (715,707)       438,970        (17,206)
                                                  ------------------------------------------------------------------------
      Net realized gain (loss) .................    21,750,117           (371)   (11,326,928)    (9,502,532)   (16,988,914)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................   (93,215,595)            --    (10,438,388)    (8,452,402)    (1,662,180)
  Translation of assets and liabilities
   denominated in foreign currencies ...........        11,645             --     (2,128,595)      (514,841)             3
                                                  ------------------------------------------------------------------------
      Net unrealized depreciation ..............   (93,203,950)            --    (12,566,983)    (8,967,243)    (1,662,177)
                                                  ------------------------------------------------------------------------
Net realized and unrealized loss ...............   (71,453,833)          (371)   (23,893,911)   (18,469,775)   (18,651,091)
                                                  ------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................  $ 19,267,753   $ 19,603,516   $(19,273,707)  $ (6,131,776)  $(17,899,929)
                                                  ------------------------------------------------------------------------

+ Net of foreign taxes of $52,282, $513,671, $342,801, and $35,332 for the
Income Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, and the Natural Resources Securities Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                           TEMPLETON        TEMPLETON
                                           REAL ESTATE                                     DEVELOPING      GLOBAL ASSET
                                           SECURITIES        RISING         SMALL CAP        MARKETS       ALLOCATION
                                              FUND       DIVIDENDS FUND       FUND         EQUITY FUND         FUND
                                         ------------------------------------------------------------------------------
Investment income:+
 Dividends ............................  $  21,149,114   $  14,098,193*   $   2,319,218   $   6,153,898   $   2,000,965
 Interest .............................        911,621         907,840        1,708,834       1,121,539       2,647,941
                                         ------------------------------------------------------------------------------
      Total investment income .........     22,060,735      15,006,033        4,028,052       7,275,437       4,648,906
                                         ------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............      1,911,113       5,508,829        2,365,309       2,633,409         585,747
 Administrative fees (Note 3) .........             --              --               --              --         135,172
 Custodian fees .......................          3,730           7,834            4,422         268,600          22,000
 Reports to shareholders ..............         40,125          82,436           34,998          30,500          10,200
 Professional fees ....................         14,409          28,662           13,196          30,100           4,200
 Trustees' fees and expenses ..........          2,538           5,309            2,123           1,100             700
 Other ................................          4,389           8,313            4,592           5,617             654
                                         ------------------------------------------------------------------------------
      Total expenses ..................      1,976,304       5,641,383        2,424,640       2,969,326         758,673
                                         ------------------------------------------------------------------------------
       Net investment income ..........     20,084,431       9,364,650        1,603,412       4,306,111       3,890,233
                                         ------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................     24,686,332      93,670,542         (193,079)    (27,190,328)      3,090,420
  Foreign currency transactions .......             --              --          (36,347)       (499,650)       (372,191)
                                         ------------------------------------------------------------------------------
      Net realized gain (loss) ........     24,686,332      93,670,542         (229,426)    (27,689,978)      2,718,229
Net unrealized (depreciation) on:
 Investments ..........................   (114,230,527)    (58,097,205)      (8,381,265)    (32,987,790)     (7,245,483)
 Translation of assets and liabilities
  denominated in foreign currencies ...             --              --               --              --        (100,044)
                                         ------------------------------------------------------------------------------
      Net unrealized depreciation .....   (114,230,527)    (58,097,205)      (8,381,265)    (32,987,790)     (7,345,527)
                                         ------------------------------------------------------------------------------
Net realized and unrealized gain loss .    (89,544,195)     35,573,337       (8,610,691)    (60,677,768)     (4,627,298)
                                         ------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ............  $ (69,459,764)  $  44,937,987    $  (7,007,279)  $ (56,371,657)  $    (737,065)
                                         ------------------------------------------------------------------------------

* Includes non-controlled affiliated issuer in the amount of $255,193.

+ Net of foreign taxes of $38,811, $445,131, $32,708 and $183,011 for the Rising Dividends Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, and the Templeton Global Asset Allocation Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                  TEMPLETON
                                                                    GLOBAL                        TEMPLETON
                                                    TEMPLETON       INCOME       TEMPLETON      INTERNATIONAL      TEMPLETON
                                                     GLOBAL       SECURITIES    INTERNATIONAL      SMALLER          PACIFIC
                                                   GROWTH FUND       FUND        EQUITY FUND    COMPANIES FUND    GROWTH FUND
                                                  ---------------------------------------------------------------------------
Investment income:+
 Dividends .....................................  $ 19,581,841   $        243   $ 31,699,971     $    933,588    $  4,230,810
 Interest ......................................     4,859,793     12,503,384     10,196,096           95,262          52,701
                                                  ---------------------------------------------------------------------------
      Total investment income ..................    24,441,634     12,503,627     41,896,067        1,028,850       4,283,511
                                                  ---------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................     6,409,332        959,858      8,900,761          259,908       1,142,027
 Administrative fees (Note 3) ..................            --             --             --           45,867              --
 Custodian fees ................................       269,500         57,636        634,000           27,731          87,500
 Reports to shareholders .......................       104,500         24,000        159,300            2,250          26,000
 Professional fees .............................        29,900          8,900         49,800            1,900           8,000
 Trustees' fees and expenses ...................         4,600          1,400          7,300               50             850
 Other .........................................         3,682          2,961         25,789               58           7,214
                                                  ---------------------------------------------------------------------------
      Total expenses ...........................     6,821,514      1,054,755      9,776,950          337,764       1,271,591
                                                  ---------------------------------------------------------------------------
       Net investment income ...................    17,620,120     11,448,872     32,119,117          691,086       3,011,920
                                                  ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................    75,957,066     (3,425,137)    24,331,207       (2,302,755)    (24,293,928)
  Foreign currency transactions ................       196,827     (2,195,341)      (325,036)         (31,341)        144,285
                                                  ---------------------------------------------------------------------------
      Net realized gain (loss) .................    76,153,893     (5,620,478)    24,006,171       (2,334,096)    (24,149,643)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................   (33,429,013)     6,156,507      3,813,638       (2,246,892)     (1,884,835)
  Translation of assets and liabilities
   denominated in foreign currencies ...........            --       (736,758)            --           22,578          81,252
                                                  ---------------------------------------------------------------------------
      Net unrealized appreciation (depreciation)   (33,429,013)     5,419,749      3,813,638       (2,224,314)     (1,803,583)
                                                  ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ........    42,724,880       (200,729)    27,819,809       (4,558,410)    (25,953,226)
                                                  ---------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................  $ 60,345,000   $ 11,248,143   $ 59,938,926     $ (3,867,324)   $(22,941,306)
                                                  ---------------------------------------------------------------------------


+ Net of foreign taxes of $1,986,307, $3,957,832, $117,899 and $355,098 for the
Templeton Global Growth Fund, Templeton International Equity Fund, the Templeton International Smaller Companies Fund and the Templeton Pacific Growth Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                      U.S.
                                                   GOVERNMENT      VALUE
                                                   SECURITIES    SECURITIES     ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                      FUND          FUND*       FUND - 2000    FUND - 2005    FUND - 2010
                                                  -----------------------------------------------------------------------
Investment income:
 Dividends .....................................  $         --  $     26,282   $         --   $         --   $         --
 Interest ......................................    49,026,676        26,594      7,174,486      4,958,805      5,265,740
                                                  -----------------------------------------------------------------------
      Total investment income ..................    49,026,676        52,876      7,174,486      4,958,805      5,265,740
                                                  -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................     3,530,641        17,968        639,490        498,204        552,900
 Administrative fees (Note 3) ..................            --         4,433             --             --             --
 Custodian fees ................................         7,184            33          1,062          1,223            886
 Reports to shareholders .......................        74,069           450         10,627          8,756          9,681
 Professional fees .............................        25,721         1,619          4,986          4,295          4,526
 Trustees' fees and expenses ...................         5,051            20            706            551            610
 Other .........................................        34,751           177         11,858         10,626         11,935
                                                  -----------------------------------------------------------------------
      Total expenses ...........................     3,677,417        24,700        668,729        523,655        580,538
      Expenses waived/paid by affiliate (Note 3)            --            --       (261,500)      (205,730)      (226,405)
                                                  -----------------------------------------------------------------------
       Net expenses ............................     3,677,417        24,700        407,229        317,925        354,133
                                                  -----------------------------------------------------------------------
        Net investment income ..................    45,349,259        28,176      6,767,257      4,640,880      4,911,607
                                                  -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....     2,808,941       (90,040)     1,752,805        454,474      2,320,295
 Net unrealized appreciation (depreciation) on
 investments ...................................     3,506,133      (402,388)    (1,138,823)     4,293,862      4,482,254
                                                  -----------------------------------------------------------------------
Net realized and unrealized gain (loss) ........     6,315,074      (492,428)       613,982      4,748,336      6,802,549
                                                  -----------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................  $ 51,664,333  $   (464,252)  $  7,381,239   $  9,389,216   $ 11,714,156
                                                  -----------------------------------------------------------------------

* For the period May 1, 1998 (effective date) to December 31, 1998.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                GLOBAL
                                                                             HEALTH CARE
                                                                              SECURITIES
                                                   CAPITAL GROWTH FUND           FUND      GLOBAL UTILITIES SECURITIES FUND
                                             -------------------------------------------------------------------------------
                                                  1998             1997          1998*           1998               1997
                                             -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................  $   1,514,533   $     538,149   $    25,087   $    33,039,638   $    42,454,900
  Net realized gain (loss) from
   investments and foreign
   currency transactions ..................     (3,325,719)        (58,087)     (261,450)       80,008,445        61,850,100
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies .....................     31,691,954      11,235,806       875,993        (5,715,083)      150,455,147
                                             -------------------------------------------------------------------------------
      Net increase in net assets
       resulting from operations ..........     29,880,768      11,715,868       639,630       107,333,000       254,760,147
 Distributions to shareholders from:
  Net investment income ...................       (539,187)       (109,761)           --       (42,481,848)      (54,348,880)
  Net realized gains ......................             --              --            --       (61,944,426)      (75,198,357)
                                             -------------------------------------------------------------------------------
 Total distributions to shareholders ......       (539,187)       (109,761)           --      (104,426,274)     (129,547,237)
 Capital share transactions (Note 2) ......     82,255,070      53,082,169     8,350,695      (146,055,631)     (197,599,129)
                                             -------------------------------------------------------------------------------
      Net increase (decrease) in net assets    111,596,651      64,688,276     8,990,325      (143,148,905)      (72,386,219)
Net assets:
 Beginning of year ........................    109,354,987      44,666,711            --     1,129,904,101     1,202,290,320
                                             -------------------------------------------------------------------------------
 End of year ..............................  $ 220,951,638   $ 109,354,987   $ 8,990,325   $   986,755,196   $ 1,129,904,101
                                             -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of year .............................  $   1,509,991   $     534,645   $    25,087   $    32,999,590   $    42,429,889
                                             -------------------------------------------------------------------------------


* For the period May 1, 1998 (effective date) to December 31, 1998.



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                         GROWTH AND INCOME FUND             HIGH INCOME FUND              INCOME SECURITIES FUND
                                    -----------------------------------------------------------------------------------------------
                                          1998             1997           1998           1997             1998             1997
                                    -----------------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
 Operations:
  Net investment income             $   44,009,803   $   42,540,625   $ 48,463,944   $ 44,024,339   $   90,721,586   $  102,082,393
  Net realized gain from
   investments
   and foreign currency
   transactions                        119,155,296      102,492,523     11,863,739      2,599,594       21,750,117       24,171,050
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies                    (59,404,856)     149,143,638    (53,325,986)     2,724,359      (93,203,950)      88,386,427
                                    -----------------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations                      103,760,243      294,176,786      7,001,697     49,348,292       19,267,753      214,639,870
 Distributions to shareholders
 from:
  Net investment income                (43,569,458)     (39,059,424)   (44,113,847)   (37,006,747)    (102,762,930)     (99,613,761)
  Net realized gains                  (102,500,145)     (37,881,070)    (2,617,950)    (1,213,933)     (24,268,308)     (21,398,124)
                                    -----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                        (146,069,603)     (76,940,494)   (46,731,797)   (38,220,680)    (127,031,238)    (121,011,885)
 Capital share transactions
 (Note 2)                               22,576,507       43,250,826     (9,697,227)    38,812,695     (113,183,247)     (37,500,786)
                                    -----------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets                      (19,732,853)     260,487,118    (49,427,327)    49,940,307     (220,946,732)      56,127,199
Net assets:
 Beginning of year                   1,338,476,126    1,077,989,008    496,035,832    446,095,525    1,406,786,619    1,350,659,420
                                    -----------------------------------------------------------------------------------------------
 End of year                        $1,318,743,273   $1,338,476,126   $446,608,505   $496,035,832   $1,185,839,887   $1,406,786,619
                                    -----------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of year                       $   43,273,575   $   42,883,458   $ 48,138,649   $ 44,013,099   $   82,921,968   $  102,009,670
                                    -----------------------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                               MUTUAL DISCOVERY                MUTUAL SHARES
                                              MONEY MARKET FUND                SECURITIES FUND                 SECURITIES FUND
                                      ---------------------------------------------------------------------------------------------
                                            1998            1997            1998            1997            1998            1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $  19,603,887   $  20,721,147   $   4,620,204   $   2,280,806   $  12,337,999   $   4,433,846
  Net realized gain (loss) from
   investments and foreign
   currency transactions ...........           (371)             --     (11,326,928)      3,239,880      (9,502,532)      4,245,422
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ..............             --              --     (12,566,983)     11,417,973      (8,967,243)     25,039,574
                                      ---------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets resulting from
       operations ..................     19,603,516      20,721,147     (19,273,707)     16,938,659      (6,131,776)     33,718,842
 Distributions to shareholders from:
  Net investment income ............    (19,603,516)    (20,721,147)     (3,306,778)        (49,403)     (5,124,853)        (87,831)
  Net realized gains ...............             --              --      (3,076,305)             --      (4,478,333)             --
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .....................    (19,603,516)    (20,721,147)     (6,383,083)        (49,403)     (9,603,186)        (87,831)
 Capital share transactions
 (Note 2) ..........................     46,891,619     (41,480,674)     51,660,205     166,345,776     110,391,317     326,479,399
                                      ---------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets ..................     46,891,619     (41,480,674)     26,003,415     183,235,032      94,656,355     360,110,410
Net assets:
 Beginning of year .................    367,449,139     408,929,813     198,652,762      15,417,730     387,787,332      27,676,922
                                      ---------------------------------------------------------------------------------------------
 End of year .......................  $ 414,340,758   $ 367,449,139   $ 224,656,177   $ 198,652,762   $ 482,443,687   $ 387,787,332
                                      ---------------------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of year ......................  $          --   $          --   $   4,105,301   $   2,888,764   $  11,568,707   $   4,591,164
                                      ---------------------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                            NATURAL RESOURCES                REAL ESTATE                         RISING
                                             SECURITIES FUND                SECURITIES FUND                  DIVIDENDS FUND
                                      ---------------------------------------------------------------------------------------------
                                            1998         1997             1998           1997             1998          1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $     751,162   $     936,102   $  20,084,431   $  13,879,598   $   9,364,650   $   8,597,527
  Net realized gain (loss) from
 investments and foreign
 currency transactions .............    (16,988,914)     (6,076,012)     24,686,332       9,523,858      93,670,542     105,385,082
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................     (1,662,177)    (13,803,725)   (114,230,527)     50,445,063     (58,097,205)     80,215,085
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
 net assets resulting from
 operations ........................    (17,899,929)    (18,943,635)    (69,459,764)     73,848,519      44,937,987     194,197,694
 Distributions to shareholders from:
  Net investment income ............       (946,913)     (1,423,769)    (15,362,062)    (10,951,988)     (8,600,227)     (9,956,520)
  Net realized gains ...............           --              --        (9,509,537)     (5,229,900)   (105,391,578)    (17,001,263)
                                      -------------   -------------   -------------   -------------   -------------   -------------
 Total distributions to
 shareholders ......................       (946,913)     (1,423,769)    (24,871,599)    (16,181,888)   (113,991,805)    (26,957,783)
 Capital share transactions
 (Note 2) ..........................    (10,150,422)    (14,286,871)    (63,932,493)     60,166,437      40,625,030      15,634,172
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
 net assets ........................    (28,997,264)    (34,654,275)   (158,263,856)    117,833,068     (28,428,788)    182,874,083
Net assets:
 Beginning of year .................     74,924,310     109,578,585     440,554,263     322,721,195     780,297,784     597,423,701
                                      -------------   -------------   -------------   -------------   -------------   -------------
 End of year .......................  $  45,927,046   $  74,924,310   $ 282,290,407   $ 440,554,263   $ 751,868,996   $ 780,297,784
                                      =============   =============   =============   =============   =============   =============
Undistributed net investment income
  included in net assets:
  End of year ......................  $     727,057   $     940,017   $  18,909,704   $  14,187,335   $   9,359,456   $   8,595,033
                                      =============   =============   =============   =============   =============   =============


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                   TEMPLETON                      TEMPLETON
                                                 SMALL CAP FUND        DEVELOPING MARKETS EQUITY FUND  GLOBAL ASSET ALLOCATION FUND
                                      ---------------------------------------------------------------------------------------------
                                               1998          1997            1998           1997            1998          1997
                                      --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............. $   1,603,412   $     154,966   $   4,306,111   $   5,379,345   $   3,890,233  $   3,416,577
  Net realized gain (loss) from
 investments and foreign
 currency transactions ...............      (229,426)     25,783,381     (27,689,978)     14,814,772       2,718,229      3,506,166
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ..................    (8,381,265)     14,228,539     (32,987,790)    (53,104,360)     (7,345,527)     1,145,033
                                       -------------   -------------   -------------   -------------   -------------  -------------
      Net increase (decrease) in
 net assets resulting from
 operations ..........................    (7,007,279)     40,166,886     (56,371,657)    (32,910,243)       (737,065)     8,067,776
 Distributions to shareholders from:
  Net investment income ..............      (201,399)       (573,457)     (7,007,398)     (3,987,427)     (3,274,568)    (1,548,504)
  Net realized gains .................   (25,854,889)     (6,796,191)    (22,786,132)     (6,324,884)     (3,894,373)      (446,684)
                                       -------------   -------------   -------------   -------------   -------------  -------------
 Total distributions to
 shareholders ........................   (26,056,288)     (7,369,648)    (29,793,530)    (10,312,311)     (7,168,941)    (1,995,188)
 Capital share transactions
 (Note 2) ............................    35,061,886     109,695,331     (31,081,577)     50,804,184      (3,826,198)    31,055,108
                                       -------------   -------------   -------------   -------------   -------------  -------------
      Net increase (decrease) in
 net assets ..........................     1,998,319     142,492,569    (117,246,764)      7,581,630     (11,732,204)    37,127,696
Net assets:
 Beginning of year ...................   313,461,539     170,968,970     279,680,051     272,098,421      93,401,822     56,274,126
                                       -------------   -------------   -------------   -------------   -------------  -------------
 End of year ......................... $ 315,459,858   $ 313,461,539   $ 162,433,287   $ 279,680,051   $  81,669,618  $  93,401,822
                                       =============   =============   =============   =============   =============  =============

Undistributed net investment income
  included in net assets:
  End of year ........................ $   1,532,535   $     160,082   $   3,107,117   $   4,921,147   $   2,772,913  $   2,954,949
                                       =============   =============   =============   =============   =============  =============


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                             TEMPLETON GLOBAL           TEMPLETON GLOBAL                 TEMPLETON INTERNATIONAL
                                               GROWTH FUND            INCOME SECURITIES FUND                   EQUITY FUND
                                      ---------------------------------------------------------------------------------------------
                                           1998          1997            1998           1997            1998          1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $ 17,620,120   $ 17,575,343   $ 11,448,872   $  14,187,376   $   32,119,117   $    36,435,795
  Net realized gain (loss) from
 investments and foreign
 currency transactions .............    76,153,893     73,768,401     (5,620,478)       (228,933)      24,006,171        71,056,314
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................   (33,429,013)    (9,386,358)     5,419,749      (9,238,900)       3,813,638        24,358,754
                                      ------------   ------------   ------------   -------------   --------------   ---------------
      Net increase in net
 assets resulting from
 operations ........................    60,345,000     81,957,386     11,248,143       4,719,543       59,938,926       131,850,863
 Distributions to shareholders from:
  Net investment income ............   (20,206,508)   (11,070,041)   (12,370,027)    (14,522,463)     (34,702,026)      (32,476,317)
  Net realized gains ...............   (73,600,973)    (3,690,014)          --              --        (69,708,108)      (49,797,020)
                                      ------------   ------------   ------------   -------------   --------------   ---------------
 Total distributions to
 shareholders ......................   (93,807,481)   (14,760,055)   (12,370,027)    (14,522,463)    (104,410,134)      (82,273,337)
 Capital share transactions
 (Note 2) ..........................    22,098,260    111,369,857    (32,953,553)    (26,903,375)    (161,058,239)        3,752,649
                                      ------------   ------------   ------------   -------------   --------------   ---------------
      Net increase (decrease) in
 net assets ........................   (11,364,221)   178,567,188    (34,075,437)    (36,706,295)    (205,529,447)       53,330,175
Net assets:
 Beginning of year .................   758,444,575    579,877,387    185,016,174     221,722,469    1,161,429,549     1,108,099,374
                                      ------------   ------------   ------------   -------------   --------------   ---------------
 End of year .......................  $747,080,354   $758,444,575   $150,940,737   $ 185,016,174   $  955,900,102   $ 1,161,429,549
                                      ============   ============   ============   =============   ==============   ===============
Undistributed net investment
  income included in net assets:
  End of year ......................  $ 14,679,029   $ 17,068,595   $  4,943,426   $  11,163,308   $   30,263,329   $    33,171,270
                                      ============   ============   ============   =============   ==============   ===============

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                          TEMPLETON INTERNATIONAL          TEMPLETON PACIFIC               U.S. GOVERNMENT
                                          SMALLER COMPANIES FUND              GROWTH FUND                  SECURITIES FUND
                                      ---------------------------------------------------------------------------------------------
                                               1998          1997         1998           1997            1998          1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $     691,086   $   770,264   $   3,011,920   $   5,575,047   $ 45,349,259     $  50,859,278
  Net realized gain (loss) from
 investments and foreign
 currency transactions .............     (2,334,096)      573,090     (24,149,643)      5,990,468      2,808,941            84,959
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................     (2,224,314)   (2,404,379)     (1,803,583)   (112,006,306)     3,506,133        18,636,570
                                      -------------   -----------   -------------   -------------   ------------     -------------
      Net increase (decrease) in
 net assets resulting from
 operations ........................     (3,867,324)   (1,061,025)    (22,941,306)   (100,440,791)    51,664,333        69,580,807
 Distributions to shareholders from:
  Net investment income ............       (741,651)     (155,776)     (5,322,439)     (5,815,823)   (50,958,932)      (42,870,826)
  Net realized gains ...............       (858,571)         --        (1,619,542)           --             --                --
                                      -------------   -----------   -------------   -------------   ------------     -------------
 Total distributions to
 shareholders ......................     (1,600,222)     (155,776)     (6,941,981)     (5,815,823)   (50,958,932)      (42,870,826)
 Capital share transactions
 (Note 2) ..........................     (1,733,715)   17,162,468     (36,751,143)    (85,098,729)   (54,957,919)     (105,483,057)
                                      -------------   -----------   -------------   -------------   ------------     -------------
      Net increase (decrease) in
 net assets ........................     (7,201,261)   15,945,667     (66,634,430)   (191,355,343)   (54,252,518)      (78,773,076)
Net assets:
 Beginning of year .................     32,200,705    16,255,038     165,403,815     356,759,158    765,084,441       843,857,517
                                      -------------   -----------   -------------   -------------   ------------     -------------
 End of year .......................  $  24,999,444   $32,200,705   $  98,769,385   $ 165,403,815   $710,831,923     $ 765,084,441
                                      =============   ===========   =============   =============   ============     =============
Undistributed net investment
 income included in net assets:
  End of year ......................  $     620,960   $     716,993 $        --     $   1,603,896   $  45,248,069    $  50,857,742
                                      =============   ============= =============   =============   =============    =============

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                              VALUE
                                                                          SECURITIES FUND          ZERO COUPON FUND - 2000
                                                                         ----------------------------------------------------
                                                                               1998*                1998            1997
                                                                         ----------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................     $      28,176      $   6,767,257      $   7,759,046
  Net realized gain (loss) from investments .........................           (90,040)         1,752,805          1,248,982
  Net unrealized depreciation on investments ........................          (402,388)        (1,138,823)          (926,957)
                                                                          -------------      -------------      -------------
      Net increase (decrease) in net assets resulting from operations          (464,252)         7,381,239          8,081,071
 Distributions to shareholders from:
  Net investment income .............................................              --           (7,809,331)        (8,152,085)
  Net realized gains ................................................              --           (1,249,416)          (184,468)
                                                                          -------------      -------------      -------------
 Total distributions to shareholders ................................              --           (9,058,747)        (8,336,553)
 Capital share transactions (Note 2) ................................         9,477,723        (16,430,117)       (17,695,009)
                                                                          -------------      -------------      -------------
      Net increase (decrease) in net assets .........................         9,013,471        (18,107,625)       (17,950,491)
Net assets:
 Beginning of year ..................................................              --          111,650,451        129,600,942
                                                                          -------------      -------------      -------------
 End of year ........................................................     $   9,013,471      $  93,542,826      $ 111,650,451
                                                                          =============      =============      =============
Undistributed net investment income included in net assets:
 End of year ........................................................     $      28,176      $   6,716,921      $   7,759,277
                                                                          =============      =============      =============


*   For the period May 1, 1998 (effective date) to December 31, 1998.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                    ZERO COUPON FUND - 2005           ZERO COUPON FUND  - 2010
                                                                ------------------------------------------------------------------
                                                                       1998           1997               1998             1997
                                                                ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................     $  4,640,880      $  4,790,147      $  4,911,607      $  4,883,560
  Net realized gain from investments ......................          454,474         1,112,714         2,320,295         1,001,612
  Net unrealized appreciation on investments ..............        4,293,862         2,363,992         4,482,254         6,324,375
                                                                ------------      ------------      ------------      ------------
      Net increase in net assets resulting from operations         9,389,216         8,266,853        11,714,156        12,209,547
 Distributions to shareholders from:
  Net investment income ...................................       (4,795,119)       (4,939,956)       (4,888,749)       (4,878,501)
  Net realized gains ......................................       (1,109,296)          (17,170)         (676,395)          (39,001)
                                                                ------------      ------------      ------------      ------------
 Total distributions to shareholders ......................       (5,904,415)       (4,957,126)       (5,565,144)       (4,917,502)
 Capital share transactions (Note 2) ......................        3,707,073        (8,617,685)        1,851,397          (593,065)
                                                                ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets ...............        7,191,874        (5,307,958)        8,000,409         6,698,980
Net assets:
 Beginning of year ........................................       77,295,511        82,603,469        85,514,726        78,815,746
                                                                ------------      ------------      ------------      ------------
 End of year ..............................................     $ 84,487,385      $ 77,295,511      $ 93,515,135      $ 85,514,726
                                                                ============      ============      ============      ============
Undistributed net investment income included in net assets:
 End of year ..............................................     $  4,635,667      $  4,789,906      $  4,906,277      $  4,883,419
                                                                ============      ============      ============      ============

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company, consisting of twenty-five series (the Funds). All Funds are diversified except the Global Health Care Securities Fund, the Templeton Global Income Securities Fund and the Value Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life) and its affiliates. The Funds and their investment objectives are:

CAPITAL GROWTH                                         GROWTH AND INCOME
-------------------------------------------------------------------------------------------
Capital Growth Fund                                    Global Utilities Securities Fund
Global Health Care Securities Fund                     Growth and Income Fund
Mutual Discovery Securities Fund                       Income Securities Fund
Natural Resources Securities Fund                      Mutual Shares Securities Fund
Small Cap Fund                                         Real Estate Securities Fund
Templeton Developing Markets Equity Fund               Rising Dividends Fund
Templeton Global Growth Fund                           Templeton Global Asset Allocation Fund
Templeton International Equity Fund                    Value Securities Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

CURRENT INCOME                     CAPITAL PRESERVATION AND INCOME
----------------------------------------------------------------
High Income Fund                   Money Market Fund
Templeton Global Income Securities Fund
U.S. Government Securities Fund
Zero Coupon Fund - 2000
Zero Coupon Fund - 2005
Zero Coupon Fund - 2010


Effective May 1, 1998, the name of the Utility Equity Fund changed to the Global Utilities Securities Fund. The portfolio's investment objectives and other policies did not change.

Effective May 1, 1998, the Global Health Care Securities Fund and the Value Securities Fund commenced operations.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees (the Board).

Securities in the Money Market Fund are valued at amortized cost which approximates value.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interests. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1998, all outstanding repurchase agreements held by the Funds had been entered into on that date.

d. FORWARD EXCHANGE CONTRACTS

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Funds' equity therein are included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

e. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by the Funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

f. SECURITIES SOLD SHORT

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in selling securities short, which obligates the Funds to replace a security borrowed with the same security at current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replaces the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Money Market Fund, distributions from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

FRANKLIN VALUEMARK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

During the year ended December 31, 1998, the Trust offered a single class of shares, Class 1. Effective January 6, 1999, the Funds (except the Zero Coupon Fund - 2000, the Zero Coupon Fund - 2005 and the Zero Coupon Fund - 2010) began offering a new class of shares, Class 2. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                       CAPITAL GROWTH FUND      GLOBAL HEALTH CARE SECURITIES FUND*
                                                    --------------------------------------------------------------
                                                     SHARES           AMOUNT            SHARES        AMOUNT
                                                    --------------------------------------------------------------
Year ended December 31, 1998
 Shares sold ...................................   9,664,745      $140,653,465        1,315,108    $12,754,095
 Shares issued in reinvestment of distributions       37,058           539,187               --             --
 Shares redeemed ...............................  (4,111,363)      (58,937,582)        (475,618)    (4,403,400)
                                                  ------------------------------------------------------------
 Net increase (decrease) .......................   5,590,440      $ 82,255,070          839,490    $ 8,350,695
                                                  ------------------------------------------------------------
Year ended December 31, 1997
 Shares sold ...................................   7,609,203      $ 95,467,235
 Shares issued in reinvestment of distributions        8,739           109,761
 Shares redeemed ...............................  (3,398,734)      (42,494,827)
 Net increase (decrease) .......................   4,219,208      $ 53,082,169
                                                  ----------------------------


                                                GLOBAL UTILITIES SECURITIES FUND
                                                ---------------------------------
                                                     SHARES           AMOUNT
                                                -------------------------------
Year ended December 31, 1998
 Shares sold ...................................    2,621,862     $  52,650,625
 Shares issued in reinvestment of distributions     5,388,353       104,426,274
 Shares redeemed ...............................  (15,318,738)     (303,132,530)
                                                   ----------------------------
 Net increase (decrease) .......................   (7,308,523)    $(146,055,631)
                                                   ----------------------------
Year ended December 31, 1997
 Shares sold ...................................    1,963,946     $  36,229,864
 Shares issued in reinvestment of distributions     7,553,775       129,547,236
 Shares redeemed ...............................  (20,093,040)     (363,376,229)
                                                   ---------------------------
 Net increase (decrease) .......................  (10,575,319)    $(197,599,129)
                                                   ----------------------------

                                                   GROWTH AND   INCOME FUND          HIGH INCOME FUND
                                                     SHARES        AMOUNT           SHARES       AMOUNT
                                                 ---------------------------------------------------------
Year ended December 31, 1998
 Shares sold ...................................   9,617,417     $198,201,953     12,350,296   $169,850,148
 Shares issued in reinvestment of distributions    7,392,186      146,069,603      3,423,575     46,731,797
 Shares redeemed ............................... (15,929,952)    (321,695,049)   (16,477,344)  (226,279,172)
                                                 ----------------------------------------------------------
 Net increase (decrease) .......................   1,079,651     $ 22,576,507       (703,473)  $ (9,697,227)
                                                 ----------------------------------------------------------
Year ended December 31, 1997
 Shares sold ...................................  11,852,804     $227,366,997     15,001,724   $213,493,612
 Shares issued in reinvestment of distributions    4,094,758       76,940,493      2,802,103     38,220,680
 Shares redeemed ............................... (13,651,515)    (261,056,664)   (14,990,766)  (212,901,597)
                                                 ----------------------------------------------------------
 Net increase (decrease) .......................   2,296,047     $ 43,250,826      2,813,061   $ 38,812,695
                                                 ----------------------------------------------------------


                                                   INCOME SECURITIES FUND
                                                    SHARES       AMOUNT
                                                ---------------------------
Year ended December 31, 1998
 Shares sold ..................................   5,561,398    $ 97,914,458
 Shares issued in reinvestment of distributions   7,512,196     127,031,238
 Shares redeemed .............................. (19,594,845)   (338,128,943)
 Net increase (decrease) ......................  (6,521,251)  $(113,183,247)
Year ended December 31, 1997
 Shares sold ..................................   8,990,147    $157,499,453
 Shares issued in reinvestment of distributions   7,246,221     121,011,885
 Shares redeemed .............................. (18,135,171)   (316,012,124)
 Net increase (decrease) ......................  (1,898,803)   $(37,500,786)
                                                ---------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                 MUTUAL DISCOVERY
                                                                MONEY MARKET FUND                SECURITIES FUND
                                                          SHARES              AMOUNT          SHARES        AMOUNT
                                                      ------------------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................     748,602,052        $748,602,052      7,041,503    $ 90,113,407
 Shares issued in reinvestment of distributions ..      19,603,629          19,603,629        482,835       6,383,083
 Shares redeemed .................................    (721,314,062)       (721,314,062)    (3,946,113)    (44,836,285)
                                                      ---------------------------------------------------------------
 Net increase ....................................      46,891,619        $ 46,891,619      3,578,225    $ 51,660,205
                                                      ---------------------------------------------------------------
Year ended December 31, 1997
 Shares sold .....................................     748,100,457        $748,100,457     17,092,095    $192,828,736
 Shares issued in reinvestment of distributions ..      20,721,280          20,721,280          4,419          49,403
 Shares redeemed .................................    (810,302,411)       (810,302,411)    (2,280,587)    (26,532,363)
                                                      ---------------------------------------------------------------
 Net increase (decrease) .........................     (41,480,674)       $(41,480,674)    14,815,927    $166,345,776
                                                      ---------------------------------------------------------------


                                                          MUTUAL SHARES
                                                          SECURITIES FUND
                                                      SHARES          AMOUNT
                                                  --------------------------
Year ended December 31, 1998
 Shares sold ...................................  12,012,852     $150,206,617
 Shares issued in reinvestment of distributions      760,950        9,603,186
 Shares redeemed ...............................  (4,280,005)     (49,418,486)
                                                  ---------------------------
 Net increase ..................................   8,493,797     $110,391,317
                                                  ---------------------------
Year ended December 31, 1997
 Shares sold ...................................  31,512,828     $353,477,935
 Shares issued in reinvestment of distributions        7,793           87,831
 Shares redeemed ...............................  (2,353,072)     (27,086,367)
                                                  ---------------------------
 Net increase (decrease) .......................  29,167,549     $326,479,399
                                                  ---------------------------

                                                      NATURAL RESOURCES                REAL ESTATE
                                                       SECURITIES FUND                SECURITIES FUND
                                                     ------------------------------------------------------
                                                     SHARES         AMOUNT          SHARES        AMOUNT
                                                     ------------------------------------------------------
Year ended December 31, 1998
 Shares sold ...................................   3,505,454     $36,314,081      1,938,333    $ 46,066,967
 Shares issued in reinvestment of distributions       91,844         946,913      1,117,322      24,871,599
 Shares redeemed ...............................  (4,685,716)    (47,411,416)    (6,098,998)   (134,871,059)
                                                  ---------------------------------------------------------
 Net increase (decrease) .......................  (1,088,418)   $(10,150,422)    (3,043,343)$   (63,932,493)
                                                  ---------------------------------------------------------
Year ended December 31, 1997
 Shares sold ...................................   3,255,526     $44,002,036      5,979,601    $139,175,365
 Shares issued in reinvestment of distributions      107,292       1,423,769        722,405      16,181,889
 Shares redeemed ...............................  (4,466,321)    (59,712,676)    (4,062,121)    (95,190,817)
                                                  ---------------------------------------------------------
 Net increase (decrease) .......................  (1,103,503)   $(14,286,871)     2,639,885    $ 60,166,437
                                                  ---------------------------------------------------------


                                                            RISING
                                                        DIVIDENDS FUND
                                                   -------------------------
                                                     SHARES         AMOUNT
                                                   -------------------------
 Shares sold ...................................   10,051,992    $190,031,986
 Shares issued in reinvestment of distributions     6,443,856     113,991,805
 Shares redeemed ...............................  (14,609,606)   (263,398,761)
                                                  ---------------------------
 Net increase (decrease) .......................    1,886,242    $ 40,625,030
                                                  ---------------------------
Year ended December 31, 1997
 Shares sold ...................................    9,172,221    $162,728,294
 Shares issued in reinvestment of distributions     1,563,677      26,957,783
 Shares redeemed ...............................   (9,887,381)   (174,051,905)
                                                  ---------------------------
 Net increase (decrease) .......................      848,517    $ 15,634,172
                                                  ---------------------------


                                                                                       TEMPLETON DEVELOPING
                                                                    SMALL CAP FUND              MARKETS EQUITY FUND
                                                            -----------------------------------------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                            -----------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................          10,354,452     $146,238,628      6,171,249     $ 49,413,698
 Shares issued in reinvestment of distributions ..           1,866,496       26,056,288      4,042,542       29,793,530
 Shares redeemed .................................         (10,047,779)    (137,233,030)   (13,892,294)    (110,288,805)
                                                           ------------------------------------------------------------
 Net increase (decrease) .........................          2,173,169     $ 35,061,886     (3,678,503    $ (31,081,577)
                                                           ------------------------------------------------------------
Year ended December 31, 1997 .....................
 Shares sold .....................................          15,767,713     $223,364,294     10,816,139    $ 137,500,694
 Shares issued in reinvestment of distributions ..             542,684        7,369,648        774,197       10,312,311
 Shares redeemed .................................          (8,440,306)    (121,038,611)    (7,874,889)     (97,008,821)
                                                           ------------------------------------------------------------
 Net increase ....................................          7,870,091     $109,695,331      3,715,447     $ 50,804,184
                                                           ------------------------------------------------------------



                                                       TEMPLETON GLOBAL ASSET
                                                          ALLOCATION FUND
                                                    ---------------------------
                                                        SHARES         AMOUNT
                                                    ---------------------------
Year ended December 31, 1998
 Shares sold .....................................     1,163,365    $15,880,669
 Shares issued in reinvestment of distributions ..       556,595      7,168,941
 Shares redeemed .................................    (2,081,709)   (26,875,808)
                                                     --------------------------
 Net increase (decrease) .........................      (361,749)   $(3,826,198)
                                                     --------------------------
Year ended December 31, 1997
 Shares sold .....................................     2,863,159    $38,251,762
 Shares issued in reinvestment of distributions ..       149,676      1,995,188
 Shares redeemed .................................      (673,877)    (9,191,842)
                                                     --------------------------
 Net increase ....................................     2,338,958    $31,055,108
                                                     --------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                            TEMPLETON                      TEMPLETON GLOBAL
                                                        GLOBAL GROWTH FUND              INCOME SECURITIES FUND
                                                     ---------------------------------------------------------
                                                       SHARES          AMOUNT          SHARES           AMOUNT
                                                     ---------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................   6,659,421      $103,474,286        884,521   $  11,354,195
 Shares issued in reinvestment of distributions ..   6,496,363        93,807,481      1,004,061      12,370,027
 Shares redeemed .................................  (12,002,187)    (175,183,507)    (4,428,598)    (56,677,775)
                                                    -----------------------------------------------------------
 Net increase (decrease) .........................    1,153,597     $ 22,098,260     (2,540,016)   $(32,953,553)
                                                    -----------------------------------------------------------
Year ended December 31, 1997
 Shares sold .....................................   13,313,319     $200,497,392      1,379,330     $18,167,921
 Shares issued in reinvestment of distributions ..      971,695       14,760,055      1,145,305      14,522,463
 Shares redeemed .................................   (6,882,077)    (103,887,590)    (4,546,864)    (59,593,759)
 Net increase (decrease) .........................    7,402,937     $111,369,857     (2,022,229)   $(26,903,375)
                                                    -----------------------------------------------------------


                                                                 TEMPLETON
                                                           INTERNATIONAL EQUITY FUND
                                                          ---------------------------
                                                           SHARES             AMOUNT
                                                         ----------------------------
Year ended December 31, 1998
 Shares sold ....................................       6,071,020        $  98,428,488
 Shares issued in reinvestment of distributions ..       6,374,245          104,410,134
 Shares redeemed .................................     (22,907,488)        (363,896,861)
                                                       --------------------------------
 Net increase (decrease) .........................     (10,462,223)       $(161,058,239)
                                                       --------------------------------
Year ended December 31, 1997
 Shares sold .....................................      18,290,362         $299,526,246
 Shares issued in reinvestment of distributions ..       5,084,879           82,273,337
 Shares redeemed .................................     (23,047,242)        (378,046,934)
                                                       --------------------------------
 Net increase (decrease) .........................         327,999           $3,752,649
                                                       --------------------------------

                                                                 TEMPLETON
                                                            INTERNATIONAL SMALLER                  TEMPLETON
                                                                COMPANIES FUND                  PACIFIC GROWTH FUND
                                                      ---------------------------------------------------------------------
                                                       SHARES                 AMOUNT          SHARES            AMOUNT
                                                      ---------------------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................    1,335,385           $13,968,902       12,315,500      $ 91,136,520
 Shares issued in reinvestment of distributions ..      147,758             1,600,222        1,116,074         6,941,981
 Shares redeemed .................................   (1,687,180)          (17,302,839)     (18,106,232)     (134,829,644)
                                                     ----------------------------------------------------------------------
 Net decrease ....................................     (204,037)          $(1,733,715)      (4,674,658)     $(36,751,143)
                                                     ----------------------------------------------------------------------
Year Ended December 31, 1997
 Shares sold .....................................    2,609,483           $30,517,402        6,602,123      $ 85,539,550
 Shares issued in reinvestment of distributions ..       13,269               155,776          396,714         5,815,823
 Shares redeemed .................................   (1,145,466)          (13,510,710)     (13,342,125)     (176,454,102)
                                                     ----------------------------------------------------------------------
 Net increase (decrease) .........................    1,477,286           $17,162,468       (6,343,288)     $(85,098,729)
                                                     ----------------------------------------------------------------------

                                                           U.S. GOVERNMENT
                                                           SECURITIES FUND
                                                    ---------------------------
                                                       SHARES        AMOUNT
                                                    ---------------------------
Year ended December 31, 1998
 Shares sold .....................................     10,470,243   $144,337,382
 Shares issued in reinvestment of distributions ..      3,808,590     50,958,932
 Shares redeemed .................................    (18,034,303)  (250,254,233)
                                                     ----------------------------
 Net decrease ....................................     (3,755,470)  $(54,957,919)
                                                     ----------------------------
Year Ended December 31, 1997
 Shares sold .....................................      6,114,131   $ 83,399,898
 Shares issued in reinvestment of distributions ..      3,245,331     42,870,826
 Shares redeemed .................................    (17,077,659)  (231,753,781)
                                                     ----------------------------
 Net increase (decrease) .........................     (7,718,197) $(105,483,057)
                                                     ----------------------------

                                                           VALUE SECURITIES FUND*              ZERO COUPON FUND - 2000
                                                          -----------------------------------------------------------------------
                                                            SHARES        AMOUNT             SHARES               AMOUNT
                                                          -----------------------------------------------------------------------
Year ended December 31, 1998
 Shares sold ........................................     1,367,931    $11,279,710           646,397         $  9,539,377
 Shares issued in reinvestment of distributions                  --             --           637,042            9,058,747
 Shares redeemed ....................................      (211,139)    (1,801,987)       (2,343,411)         (35,028,241)
                                                          -------------------------------------------------------------------
 Net increase (decrease) ............................     1,156,792    $ 9,477,723        (1,059,972)        $(16,430,117)
                                                          -------------------------------------------------------------------
Year ended December 31, 1997
 Shares sold ........................................                                        510,404          $ 7,615,267
 Shares issued in reinvestment of distributions .....                                        575,729            8,336,552
 Shares redeemed ....................................                                     (2,241,078)         (33,646,828)
                                                                                          -----------------------------------
 Net decrease .......................................                                     (1,154,945)        $(17,695,009)
                                                                                          -----------------------------------

                                                        ZERO COUPON FUND - 2005
                                                       ----------------------------
                                                        SHARES            AMOUNT
                                                       ----------------------------
Year ended December 31, 1998
 Shares sold ........................................      977,903      $16,942,756
 Shares issued in reinvestment of distributions            357,194        5,904,415
 Shares redeemed ....................................   (1,107,098)     (19,140,098)
                                                       ----------------------------
 Net increase (decrease) ............................      227,999      $ 3,707,073
                                                       ----------------------------
Year ended December 31, 1997
 Shares sold ........................................      597,716      $ 9,749,533
 Shares issued in reinvestment of distributions .....      315,539        4,957,126
 Shares redeemed ....................................   (1,431,881)     (23,324,344)
                                                       ----------------------------
 Net decrease .......................................     (518,626)     $(8,617,685)
                                                       ----------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        ZERO COUPON FUND - 2010
                                                        -----------------------
                                                         SHARES        AMOUNT
                                                        -----------------------
Year ended December 31, 1998
 Shares sold .....................................    2,622,702     $48,365,327
 Shares issued in reinvestment of distributions ..      314,060       5,565,143
 Shares redeemed .................................   (2,825,253)    (52,079,073)
                                                     --------------------------
 Net increase ....................................      111,509     $ 1,851,397
                                                     --------------------------
Year ended December 31, 1997
 Shares sold .....................................    1,745,371     $28,766,689
 Shares issued in reinvestment of distributions ..      313,017       4,917,502
 Shares redeemed .................................   (2,100,095)    (34,277,256)
                                                     --------------------------
 Net decrease ....................................      (41,707)    $  (593,065)
                                                     --------------------------


*For the period May 1, 1998 (effective date) to December 31, 1998.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                          AFFILIATION
        ---------------------------------------------------------------------------
        Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
        Franklin Advisers, Inc. (Advisers)                              Investment manager
        Franklin Advisory Services, Inc. (Advisory Services)            Investment manager
        Franklin Mutual Advisers, Inc. (Franklin Mutual)                Investment manager
        Templeton Asset Management Ltd. (TAML)                          Investment manager
        Templeton Global Advisors Ltd. (TGAL)                           Investment manager
        Templeton Investment Counsel, Inc. (TICI)                       Investment manager
        Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer Agent


The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Capital Growth Fund, the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Rising Dividends Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, the Templeton Pacific Growth Fund, and the Value Securities Fund as follows:

       ANNUALIZED FEE RATE  DAILY NET ASSETS
       -------------------------------------
            .625%        First $100 million
            .50%         over $100 million, up to and including $250 million
            .45%         over $250 million, up to and including $10 billion


Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Income Securities Fund and receives fees from Advisers based on the average daily net assets of the Fund.

The Templeton International Equity Fund and the Templeton Pacific Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        ANNUALIZED FEE RATE  DAILY NET ASSETS
        -------------------------------------
            1.00%        First $100 million
             .90%        over $100 million, up to and including $250 million
             .80%        over $250 million, up to and including $500 million


Fees are further reduced on net assets over $500 million.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton International Equity Fund and the Templeton Pacific Growth Fund, and receives fees from Advisers based on the average daily net assets of each Fund.

The Capital Growth Fund and the Small Cap Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:


        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .75%                   First $500 million
            .625%                  over $500 million, up to and including $1 billion
            .50%                   over $1 billion


The Global Health Care Securities Fund and Value Securities Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
             .60%                  First $200 million
             .50%                  over $200 million, up to and including $1.3 billion
             .40%                  over $1.3 billion


The Rising Dividends Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

      ANNUALIZED FEE RATE          DAILY NET ASSETS
      ---------------------------------------------
            .75%                   First $500 million
            .625%                  over $500 million, up to and including $1 billion
            .50%                   over $1 billion


The Templeton Global Growth Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            1.00%                  First $100 million
             .90%                  over $100 million, up to and including $250 million
             .80%                  over $250 million, up to and including $500 million


Fees are further reduced on net assets over $500 million.

The Templeton Global Asset Allocation Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .65%                   First $200 million
            .585%                  over $200 million, up to and including $1.3 billion
            .52%                   over $1.3 billion


Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .85%                   First $200 million
            .765%                  over $200 million, up to and including $1.3 billion
            .68%                   over $1.3 billion

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each Fund.

The Templeton Developing Markets Equity Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund pay administrative fees to FT Services based on the average daily net assets of each Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .15%                   First $200 million
            .135%                  over $200 million, up to and including $700 million
            .10%                   over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Advisers agreed in advance to waive the management fees for the Money Market Fund, the Zero Coupon Fund - 2000, the Zero Coupon Fund - 2005, and the Zero Coupon Fund - 2010, through December 31, 1998, as noted in the Statements of Operations.

Distribution plans are included in the management agreements of the Funds. No payments were made by any Fund as a result of the plans.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.


4. INCOME TAXES

At December 31, 1998, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                          GLOBAL
                                           CAPITAL      HEALTH CARE         MONEY       MUTUAL DISCOVERY    MUTUAL SHARES
                                         GROWTH FUND   SECURITIES FUND    MARKET FUND   SECURITIES FUND    SECURITIES FUND
                                         ---------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2000 ...............................     $       --    $      --          $  418        $        --        $       --
 2001 ...............................             --           --             523                 --                --
 2002 ...............................             --           --           7,568                 --                --
 2004 ...............................          52,275          --             --                  --                --
 2005 ...............................          72,043          --             --                  --                --
 2006 ...............................       3,304,340      239,954            371         12,201,956         9,766,336
                                           ---------------------------------------------------------------------------
                                           $3,428,658     $239,954         $8,880        $12,201,956        $9,766,336
                                           ---------------------------------------------------------------------------

                                        NATURAL RESOURCES
                                         SECURITIES FUND
                                         ---------------
 2000 ...............................  $        --
 2001 ...............................           --
 2002 ...............................           --
 2004 ...............................      146,066
 2005 ...............................    3,313,053
 2006 ...............................   14,821,804
                                       -----------
                                       $18,280,923
                                       -----------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

                                          TEMPLETON                             TEMPLETON
                                          DEVELOPING            TEMPLETON       INTERNATIONAL      TEMPLETON
                                            MARKETS           GLOBAL INCOME         SMALLER         PACIFIC
                                          EQUITY FUND         SECURITIES FUND   COMPANIES FUND    GROWTH FUND
                                          ----------------------------------------------------------------------
Capital loss carryovers expiring in:
 2002 ..................................   $        --           $       --         $       --    $        --
 2003 ..................................            --            1,035,267                 --             --
 2005 ..................................            --                   --                 --             --
 2006 ..................................    21,632,762                   --          2,543,971     24,460,805
                                           ------------------------------------------------------------------
                                           $21,632,762           $1,035,267         $2,543,971    $24,460,805
                                           ------------------------------------------------------------------



                                            U.S. GOVERNMENT         VALUE
                                            SECURITIES FUND    SECURITIES FUND
                                            ----------------------------------
Capital loss carryovers expiring in:
 2002 ..................................      $11,604,729         $  --
 2003 ..................................          826,481            --
 2005 ..................................          169,754            --
 2006                                                  --          64,007
                                              ---------------------------
                                              $12,600,964         $64,007
                                              ---------------------------

At December 31, 1998, the following Funds had deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1998. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

                                                                      TEMPLETON              TEMPLETON
MUTUAL DISCOVERY    MUTUAL SHARES    NATURAL RESOURCES   SMALL CAP   DEVELOPING MARKETS      GLOBAL ASSET
SECURITIES FUND     SECURITIES FUND  SECURITIES FUND        FUND        EQUITY FUND          ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------
  $812,344           $187,467        $5,103,017          $542,078     $7,956,080              $1,267,941


   TEMPLETON      TEMPLETON
 GLOBAL INCOME     PACIFIC             VALUE
 SECURITIES FUND   GROWTH FUND    SECURITIES FUND
-------------------------------------------------
 $3,913,734         $217,089       $7,486

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

At December 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                                  GLOBAL
                                                   CAPITAL      HEALTH CARE    GLOBAL UTILITIES     GROWTH AND          HIGH
                                                 GROWTH FUND  SECURITIES FUND  SECURITIES FUND      INCOME FUND      INCOME FUND
                                                 -------------------------------------------------------------------------------
Investments at cost ..........................   $175,741,424   $8,341,106     $777,543,181       $1,074,294,598     $470,804,786
                                                 --------------------------------------------------------------------------------
Unrealized appreciation ......................     49,774,320    1,091,375      227,578,820          287,053,376       11,535,188
Unrealized depreciation ......................     (4,955,714)    (236,878)     (29,870,849)         (42,162,982)     (43,902,212)
                                                 --------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...   $ 44,818,606    $ 854,497     $197,707,971       $  244,890,394     $(32,367,024)
                                                 --------------------------------------------------------------------------------


                                                                      MUTUAL                           NATURAL        REAL ESTATE
                                                      INCOME        DISCOVERY      MUTUAL SHARES      RESOURCES        SECURITIES
                                                 SECURITIES FUND  SECURITIES FUND  SECURITIES FUND  SECURITIES FUND       FUND
                                                 ---------------------------------------------------------------------------------
Investments at cost ..........................   $1,091,074,246    $218,469,434    $461,755,822    $ 56,261,477       $263,035,403
                                                 ---------------------------------------------------------------------------------
Unrealized appreciation ......................      182,286,142      21,829,765      52,429,218       2,541,006         34,420,668
Unrealized depreciation ......................     (109,573,318)    (22,785,541)    (33,393,897)    (12,756,075)       (18,351,064)
                                                 ---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...   $   72,712,824    $   (955,776)   $ 19,035,321    $(10,215,069)      $ 16,069,604
                                                 ---------------------------------------------------------------------------------

                                                                                     TEMPLETON        TEMPLETON
                                                        RISING                       DEVELOPING     GLOBAL ASSET    TEMPLETON
                                                       DIVIDENDS      SMALL CAP        MARKETS       ALLOCATION   GLOBAL GROWTH
                                                         FUND            FUND        EQUITY FUND        FUND          FUND
                                                     ---------------------------------------------------------------------------
Investments at cost ...............................  $581,130,657    $307,405,881    $235,244,643    $82,288,215    $697,688,443
                                                     ---------------------------------------------------------------------------
Unrealized appreciation ...........................   209,282,281      63,912,068      14,946,397     10,184,177     156,671,182
Unrealized depreciation ...........................   (37,234,136)    (47,651,721)    (88,306,086)   (11,370,446)   (111,111,502)
                                                     ---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........  $172,048,145    $ 16,260,347    $(73,359,689)  $(1,186,269)    $ 45,559,680
                                                     ---------------------------------------------------------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

                                                                                      TEMPLETON                         U.S.
                                                        TEMPLETON      TEMPLETON     INTERNATIONAL    TEMPLETON      GOVERNMENT
                                                      GLOBAL INCOME   INTERNATIONAL     SMALLER        PACIFIC       SECURITIES
                                                     SECURITIES FUND   EQUITY FUND   COMPANIES FUND   GROWTH FUND      FUND
                                                     ---------------------------------------------------------------------------
Investments at cost ...............................   $145,477,766    $796,642,373     $28,505,946   $173,769,693   $689,553,989
                                                      --------------------------------------------------------------------------
Unrealized appreciation ...........................     5,214,267      284,020,124       3,666,164      4,494,062     30,080,582
Unrealized depreciation ...........................    (2,414,175)    (121,524,973)     (7,190,785)   (78,193,879)      (891,431)
                                                      --------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........   $ 2,800,092     $162,495,151     $(3,524,621)  $(73,699,817)  $ 29,189,151
                                                      --------------------------------------------------------------------------

                                                                      VALUE         ZERO COUPON     ZERO COUPON     ZERO COUPON
                                                                  SECURITIES FUND  FUND - 2000      FUND - 2005      FUND - 2010
                                                                  --------------------------------------------------------------
Investments at cost .................................               $9,638,340      $88,607,680     $71,204,140      $73,456,189
                                                                  --------------------------------------------------------------
Unrealized appreciation .............................                  630,480        4,980,585      13,390,351       20,191,036
Unrealized depreciation .............................               (1,051,415)              --              --               --
                                                                  --------------------------------------------------------------
Net unrealized appreciation (depreciation) ..........              $  (420,935)     $ 4,980,585     $13,390,351      $20,191,036
                                                                  --------------------------------------------------------------



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1998 were as follows:

                                                              GLOBAL
                                             CAPITAL         HEALTH CARE       GLOBAL UTILITIES     GROWTH AND         HIGH
                                           GROWTH FUND     SECURITIES FUND*    SECURITIES FUND     INCOME FUND     INCOME FUND
                                           -----------------------------------------------------------------------------------
Purchases ..............................   $83,963,247       $8,350,468           $345,990,937     $345,845,538   $194,867,824
Sales ..................................   $14,984,784       $1,538,637           $569,441,686     $420,710,446   $203,682,362

                                              INCOME        MUTUAL DISCOVERY    MUTUAL SHARES    NATURAL RESOURCES  REAL ESTATE
                                           SECURITIES FUND   SECURITIES FUND    SECURITIES FUND  SECURITIES FUND    SECURITIES FUND
                                           ----------------------------------------------------------------------------------------
Purchases ..............................   $153,409,105         $182,577,184      $393,391,211      $38,212,231       $ 47,342,473
Sales ..................................   $273,993,364         $226,345,216      $258,543,897      $47,971,600       $109,718,566

                                                                              TEMPLETON
                                                                              DEVELOPING     TEMPLETON          TEMPLETON
                                               RISING         SMALL CAP        MARKETS     GLOBAL ASSET       GLOBAL GROWTH
                                            DIVIDENDS FUND       FUND        EQUITY FUND   ALLOCATION FUND        FUND
                                            --------------------------------------------------------------------------
Purchases ..............................     $200,557,881    $170,640,706   $ 70,250,809   $44,586,774        $227,707,490
Sales ..................................     $266,149,791    $154,234,535   $102,356,111   $45,975,579        $223,605,870

                                                                                TEMPLETON                      U.S.
                                              TEMPLETON         TEMPLETON      INTERNATIONAL    TEMPLETON    GOVERNMENT
                                            GLOBAL INCOME     INTERNATIONAL      SMALLER         PACIFIC     SECURITIES
                                           SECURITIES FUND    EQUITY FUND     COMPANIES FUND   GROWTH FUND      FUND
                                           -------------------------------------------------------------------------
Purchases ..............................    $134,227,237      $ 54,558,359     $5,279,351      $14,613,597   $224,436,050
Sales ..................................    $170,505,788      $130,992,436     $6,714,347      $51,871,766   $291,443,353

                                                                 VALUE         ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                            SECURITIES FUND    FUND - 2000    FUND - 2005    FUND - 2010
                                                            ------------------------------------------------------------
Purchases .............................................         $9,461,629     $17,945,900     $3,063,330    $13,934,098
Sales .................................................         $1,003,722     $44,461,447     $5,908,354    $17,745,411


*For the period May 1, 1998 (effective date) to December 31, 1998.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS (CONT.)

Transactions in call options written during the period ended December 31, 1998 were as follows:





MUTUAL DISCOVERY SECURITIES FUND

                                                NUMBER OF
                                                CONTRACTS        PREMIUM
                                                ------------------------
     Options outstanding at December 31, 1997 .     --           $    --
     Options written ..........................      9             1,346
     Options expired ..........................     --                --
     Options closed ...........................     --                --
     Options exercised ........................     --                --
                                                ------------------------
     Options outstanding at December 31, 1998 .      9            $1,346
                                                ------------------------


MUTUAL SHARES SECURITIES FUND

                                                  NUMBER OF
                                                  CONTRACTS      PREMIUM
                                                  ----------------------
     Options outstanding at December 31, 1997 .      --           $    --
     Options written ...........................     12            1,795
     Options expired ...........................     --               --
     Options closed ............................     --               --
     Options exercised .........................     --               --
                                                  ----------------------
     Options outstanding at December 31, 1998 ..     12           $1,795
                                                  ----------------------

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the Funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1998, the Funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

MUTUAL DISCOVERY SECURITIES FUND

                                                                                   IN                               UNREALIZED
               CONTRACTS TO SELL                                              EXCHANGE FOR     SETTLEMENT DATE      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
   4,001,767   British Pound .........................................     U.S.$ 6,658,941       5/20/99            U.S.$  21,361
     858,070   British Pound .........................................           1,452,632       1/20/99                   25,994
     181,897   Canadian Dollar .......................................             123,354       1/13/99                    4,927
  24,031,159   Danish Krone ..........................................           3,869,752       4/27/99                   81,887
   4,650,080   Dutch Guilder .........................................           2,500,043       3/17/99                   12,930
  15,741,776   French Franc ..........................................           2,863,066       1/19/99                   42,350
  12,354,985   French Franc ..........................................           2,218,130       2/11/99                    1,791
1,998,595,445  Italian Lira ..........................................           1,235,865       4/02/99                   18,272
   2,277,014   New Zealand Dollar ....................................           1,225,512       2/17/99                   21,887
     906,057   Norwegian Krone .......................................             122,000       3/10/99                    3,784
 121,171,307   Spanish Peseta ........................................             879,327       1/19/99                   23,345
  65,092,418   Swedish Krona .........................................           8,354,822       3/18/99                  296,835
  29,738,334   Swedish Krona .........................................           3,696,451       2/17/99                   19,987
  17,022,073   Swedish Krona .........................................           2,185,314       4/19/99                   75,032
   8,592,405   Swedish Krona .........................................           1,072,549       3/15/99                    9,027
   1,065,217   Swedish Krona .........................................             136,847       1/21/99                    5,309
   6,142,559   Swiss Franc ...........................................           4,534,929       3/10/99                   31,253
                                                                                 ---------                                 ------
                                                                           U.S.$43,129,534                          U.S.$ 695,971
                                                                               -----------                          -------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL DISCOVERY SECURITIES FUND (CONT.)

                                                                            IN                                      UNREALIZED
                   CONTRACTS TO BUY                                   EXCHANGE FOR           SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
     1,424,115     British Pound ..................................  U.S. $ 2,344,275            1/20/99          U.S. $    23,476
     7,389,580     Canadian Dollar ................................         4,776,317            1/13/99                    34,757
       793,945     Danish Krone ...................................           124,560            4/27/99                       584
    23,937,428     French Franc ...................................         4,279,661            1/19/99                     9,607
 4,637,703,355     Italian Lira ...................................         2,746,160            4/02/99                    79,241
       300,000     New Zealand Dollar .............................           156,201            2/17/99                     2,378
                                                                          -----------                                  -----------
                                                                     U.S. $14,427,174                             U.S. $   150,043
                                                                          -----------                                  -----------
Unrealized gain on forward foreign currency contracts .............                                               U.S. $   846,014
                                                                                                                       -----------

                   CONTRACTS TO SELL
-------------------------------------------------------------------
     2,118,309     Australian Dollar ..............................  U.S. $ 1,259,589            1/06/99          U.S. $   (39,761)
   118,478,225     Belgian Franc ..................................         3,425,049            1/12/99                   (23,934)
    14,779,941     British Pound ..................................        23,973,064            1/20/99                  (600,236)
     7,852,937     Canadian Dollar ................................         5,094,940            1/13/99                   (17,808)
     4,767,834     Dutch Guilder ..................................         2,537,229            2/10/99                    (8,527)
    10,330,365     Finnish Markka .................................         2,025,165            2/03/99                   (18,536)
    44,708,803     French Franc ...................................         7,840,899            1/27/99                  (173,605)
    22,664,983     French Franc ...................................         3,792,668            1/19/99                  (268,595)
16,200,879,697     Italian Lira ...................................         9,327,150            4/02/99                  (542,744)
   194,232,686     Japanese Yen ...................................         1,694,013            3/23/99                   (46,964)
    16,583,945     Norwegian Krone ................................         2,119,950            3/10/99                   (43,813)
    64,324,619     Portugese Escudo ...............................           374,766            3/17/99                    (3,407)
                                                                          -----------                                  -----------
                                                                     U.S. $63,464,482                             U.S. $(1,787,930)
                                                                          -----------                                  -----------
                   CONTRACTS TO BUY
-------------------------------------------------------------------
     1,572,608     Australian Dollar ..............................  U.S.   $ 995,292            1/06/99          U.S. $   (30,670)
       871,138     British Pound ..................................         1,459,475            1/20/99                   (11,112)
       379,465     British Pound ..................................           634,769            5/20/99                    (5,365)
     7,723,500     Danish Krone ...................................         1,220,429            4/27/99                    (3,027)
    10,403,550     Norwegian Krone ................................         1,368,345            3/10/99                   (10,959)
                                                                          -----------                                  -----------
                                                                     U.S. $ 5,678,310                             U.S. $   (61,133)
                                                                          -----------                                  -----------
Unrealized loss on forward foreign currency contracts .............                                                     (1,849,063)
                                                                                                                        ----------
      Net unrealized loss on forward foreign currency contracts ...                                               U.S. $(1,003,049)
                                                                                                                       -----------

MUTUAL SHARES SECURITIES FUND

                                                                            IN                                      UNREALIZED
                   CONTRACTS TO SELL                                  EXCHANGE FOR           SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
     4,628,544     British Pound ..................................  U.S. $ 7,701,897            5/20/99          U.S.   $ 24,707
       271,399     British Pound ..................................           452,951            6/18/99                    2,924
       265,000     British Pound ..................................           442,020            1/20/99                    1,428
    13,367,244     Canadian Dollar ................................         8,882,775            1/29/99                  179,540
     5,190,062     Dutch Guilder ..................................         2,790,356            3/17/99                   14,432
    32,069,148     French Franc ...................................         5,757,477            2/11/99                    4,650
    21,552,387     French Franc ...................................         3,867,963            1/19/99                    6,063
     2,203,476     French Franc ...................................           399,260            2/26/99                    3,705
   995,378,319     Italian Lira ...................................           611,770            4/02/99                    5,362
    18,005,166     Spanish Peseta .................................           127,551            1/19/99                      359
    34,047,868     Swedish Krona ..................................         4,250,033            3/15/99                   35,771
    31,199,959     Swedish Krona ..................................         4,004,615            3/18/99                  142,278
    22,259,585     Swedish Krona ..................................         2,882,439            4/19/99                  122,845
    11,000,000     Swedish Krona ..................................         1,364,697            2/17/99                    4,798
     3,330,461     Swiss Franc ....................................         2,455,187            3/10/99                   13,319
                                                                          -----------                                    --------
                                                                     U.S. $45,990,991                             U.S.   $562,181
                                                                          -----------                                    --------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL SHARES SECURITIES FUND (CONT.)

                                                                               IN                                   UNREALIZED
                   CONTRACTS TO BUY                                      EXCHANGE FOR        SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
     1,200,000     British Pound .....................................  U.S. $ 1,980,060         5/20/99          U.S.   $ 10,335
       232,983     British Pound .....................................           380,927         1/20/99                    6,433
     8,771,175     Canadian Dollar ...................................         5,672,981         1/29/99                   37,818
     6,984,525     Finnish Markka ....................................         1,379,109         2/03/99                    2,670
 1,889,660,721     Italian Lira ......................................         1,062,683         4/02/99                   88,544
                                                                             -----------                                ---------
                                                                        U.S. $10,475,760                          U.S.   $145,800
                                                                             -----------                                ---------
Net unrealized gain on offsetting forward foreign currency contracts .                                                     50,154
                                                                                                                        ---------
   Unrealized gain on forward foreign currency contracts .............                                            U.S.   $758,135
                                                                                                                        ---------

                   CONTRACTS TO SELL
----------------------------------------------------------------------
     8,948,435     British Pound .....................................  U.S. $14,514,361         1/20/99          U.S.  $(363,412)
     1,343,045     Dutch Guilder .....................................           714,709         2/10/99                   (2,402)
    16,683,518     Finnish Markka ....................................         3,270,637         2/03/99                  (29,936)
    10,686,679     French Franc ......................................         1,788,266         1/19/99                 (126,644)
     5,114,831     French Franc ......................................           897,024         1/27/99                  (19,861)
 7,048,009,404     Italian Lira ......................................         4,064,062         4/02/99                 (229,722)
                                                                             -----------                                ---------
                                                                        U.S. $25,249,059                          U.S.  $(771,977)
                                                                             -----------                                ---------

                   CONTRACTS TO BUY
----------------------------------------------------------------------
       750,000     British Pound .....................................  U.S. $ 1,245,413         5/20/99          U.S.  $  (1,416)
       229,946     British Pound .....................................           385,570         1/20/99                   (3,258)
       968,788     Finnish Markka ....................................           192,986         2/03/99                   (1,326)
                                                                             -----------                                ---------
                                                                        U.S. $ 1,823,969                          U.S.  $  (6,000)
                                                                             -----------                                ---------
Net unrealized loss on offsetting forward foreign currency contracts .                                                    (26,620)
                                                                                                                        ---------
   Unrealized loss on forward foreign currency contracts .............                                                   (804,597)
                                                                                                                        ---------
      Net unrealized loss on forward foreign currency contracts ......                                            U.S.  $ (46,462)
                                                                                                                        ---------

TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                                                               IN                                   UNREALIZED
                   CONTRACTS TO SELL                                       EXCHANGE FOR        SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
       125,000     British Pound ...................................    U.S.    $209,250          1/29/99         U.S. $    1,481

                   CONTRACTS TO SELL
--------------------------------------------------------------------
       225,000     British Pound ...................................    U.S.    $371,700          1/25/99         U.S. $   (2,317)
                                                                                                                       ----------
      Net unrealized loss on forward foreign currency contracts ....                                              U.S. $     (836)
                                                                                                                       ----------

TEMPLETON GLOBAL INCOME SECURITIES FUND

                                                                               IN                                   UNREALIZED
                   CONTRACTS TO SELL                                     EXCHANGE FOR        SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
       900,000     British Pound ...................................    U.S.  $1,506,600        01/29/99          U.S.    $10,712

                   CONTRACTS TO SELL
--------------------------------------------------------------------
     1,825,000     British Pound ...................................    U.S.  $3,014,900        01/25/99          U.S.   $(18,845)
                                                                                                                         --------
      Net unrealized loss on forward foreign currency contracts ....                                              U.S.   $ (8,133)
                                                                                                                         --------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 94.9% and 29.5%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1998 the High Income Fund held defaulted securities with a value aggregating $1,925,625 representing .4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The High Income Fund has investments in excess of 10% of its total net assets in the Consumer Services and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31,1998 are as follows:

  PRINCIPAL
AMOUNTS/SHARES ISSUER                                                         ACQUISITION DATE         COST              VALUE
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITIES SECURITIES FUND
  $ 175,000    CMS Energy Corp., 7.75%, cvt. pfd. (1.05% of Net Assets) ....       6/18/97           $8,750,000        $10,325,000
                                                                                                                       -----------
HIGH INCOME FUND
 $7,800,000    International Wireless Communications, senior disc.
               note, 8/15/01 (.15% of Net Assets) ..........................       8/09/96           $3,965,050        $  682,500
                                                                                                                       -----------
INCOME SECURITIES FUND
  $ 160,000    CMS Energy Corp., 7.75%, cvt. pfd. (.80% of Net Assets) .....       6/18/97           $8,000,000        $ 9,440,000
                                                                                                                       -----------
MUTUAL DISCOVERY SECURITIES FUND
        615    Golden Ocean Group Ltd., wts., 8/31/01 ......................       8/25/97           $      375        $        --
     94,000    Laser Mortgage Management, Inc. .............................      11/26/97            1,410,000            511,125
     11,745    Security Capital European Realty ............................       4/08/98              234,900            234,900
                                                                                                                       -----------
 Total Restricted Securities (.33% of Net Assets) ..........................                                           $   746,725
                                                                                                                       -----------
MUTUAL SHARES SECURITIES FUND
      1,120    Golden Ocean Group Ltd., wts., 8/31/01 ......................       8/25/97           $    1,611        $        --
    215,000    Laser Mortgage Management Inc. ..............................      11/26/97            3,225,000          1,169,062
     23,055    Security Capital European Realty ............................      11/02/98              461,100            461,100
                                                                                                                       -----------
 Total Restricted Securities (.34% of Net Assets) ..........................                                           $ 1,630,162
                                                                                                                       -----------
REAL ESTATE SECURITIES FUND
    866,067    Pacific Retail Trust (3.28% of Net Assets) ..................  8/30/96-4/30/97        $9,791,134        $ 9,249,595
                                                                                                                       -----------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at December 31, 1998 were as follows:

                                        NUMBER OF                                      NUMBER OF
                                      SHARES HELD AT        GROSS        GROSS       SHARES HELD AT       VALUE AT      DIVIDEND
NAME OF ISSUER                     BEGINNING OF PERIOD    ADDITIONS    REDUCTIONS     END OF PERIOD    END OF PERIOD     INCOME
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Candlewood Hotel Co. Inc. .....          650,000                --         --            650,000        $ 3,412,500       None

RISING DIVIDENDS FUND
West Co. Inc. .................          172,900           611,400         --            784,300        $27,989,706     $255,193


10. LENDING OF PORTFOLIO SECURITIES

The Small Cap Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $298,185 for the period ended December 31, 1998. The value of the loaned securities was $7,875,252 at December 31, 1998.


11. OTHER CONSIDERATIONS

Advisers, as the High Income Fund and the Income Securities Fund manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for International Wireless Communications. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in these securities while in possession of this information.

FRANKLIN VALUEMARK FUNDS
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN VALUEMARK FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Valuemark Funds, (hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 4, 1999

FRANKLIN VALUEMARK FUNDS
Tax Information

Under Section 852(b)(3)C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1998:

                                                                   CAPITAL GAINS
                                                                   20% RATE GAIN
                                                                   -------------
        Global Utilities Securities Fund ..............             $ 73,661,402
        Growth and Income Fund Fund ...................              115,134,923
        High Income Fund ..............................               11,999,469
        Income Securities Fund ........................               28,954,072
        Real Estate Securities Fund ...................               23,903,974
        Rising Dividends Fund .........................               85,244,094
        Small Cap Fund ................................                  220,650
        Templeton Global Asset Allocation Fund ........                4,579,385
        Templeton Global Growth Fund ..................               72,351,509
        Templeton International Equity Fund ...........               22,477,825
        Zero Coupon Funds - 2000 ......................                1,717,748
        Zero Coupon Funds - 2005 ......................                  454,474
        Zero Coupon Funds - 2010 ......................                1,744,159

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                   HIGH       INCOME
  CAPITAL      GROWTH AND     GLOBAL UTILITIES    INCOME    SECURITIES    MUTUAL DISCOVERY
GROWTH FUND    INCOME FUND    SECURITIES FUND      FUND        FUND       SECURITIES FUND
------------------------------------------------------------------------------------------
  100.00%        50.69%            50.82%          .55%       25.21%           14.35%

                       NATURAL                            RISING
 MUTUAL SHARES        RESOURCES         REAL ESTATE      DIVIDENDS
SECURITIES FUND    SECURITIES FUND    SECURITIES FUND      FUND
------------------------------------------------------------------
     70.47%             30.19%            14.07%           60.34%

                TEMPLETON        TEMPLETON
SMALL CAP     GLOBAL ASSET        GLOBAL
  FUND       ALLOCATION FUND    GROWTH FUND
-------------------------------------------
  5.86%           3.43%            9.22%

FVF *A98

                        SUPPLEMENT DATED JANUARY 15, 1999
                      TO THE PROSPECTUSES DATED MAY 1, 1998
                                       OF
                      FRANKLIN(R) VALUEMARK(R) II, III & IV
                       FLEXIBLE PAYMENT VARIABLE ANNUITIES
                       ALLIANZ LIFE VARIABLE ACCOUNT B AND
                        PREFERRED LIFE VARIABLE ACCOUNT C

I. YEAR 2000 Allianz Life and Preferred Life have initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on either Allianz Life's or Preferred Life's financial position or results of operations. Allianz Life and Preferred Life believe they have taken steps that are reasonably designed to address the potential failure of computer systems used by their service providers and to ensure their year 2000 program is completed on a timely basis.

II. The shares of Franklin Valuemark Funds, in which the Contracts invest, have been renamed as Class 1 shares. No other changes were made to the Class 1 shares.

III. The following changes are made to the sections entitled "Trust Annual Expenses" or "Franklin Valuemark Funds' Annual Expenses" in the prospectus:

  a) The following chart restates information about certain Portfolios, as indicated below:

                                              MANAGEMENT                           TOTAL
                                             AND PORTFOLIO           OTHER         ANNUAL
   PORTFOLIO                              ADMINISTRATION FEES      EXPENSES       EXPENSES
------------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000(5) .....              .60%                .03%           .63%
   Zero Coupon Fund - 2005(5) .....              .62%                .03%           .65%
   Zero Coupon Fund - 2010(5) .....              .62%                .03%           .65%

  b) The footnotes are restated as follows:

   (4)For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   (5)For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

  c) The Examples for certain Portfolios are restated, as indicated below:

   FRANKLIN VALUEMARK II EXAMPLES

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 64          $ 89          $118          $246
   Zero Coupon Fund - 2005 ...          $ 64          $ 89          $119          $248
   Zero Coupon Fund - 2010 ...          $ 64          $ 89          $119          $248

   If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 22          $ 67          $114          $246
   Zero Coupon Fund - 2005 ...          $ 22          $ 67          $115          $248
   Zero Coupon Fund - 2010 ...          $ 22          $ 67          $115          $248

   FRANKLIN VALUEMARK III EXAMPLES

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 73          $ 89          $118          $246
   Zero Coupon Fund - 2005 ...          $ 73          $ 89          $118          $248
   Zero Coupon Fund - 2010 ...          $ 73          $ 89          $118          $248

   If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 22          $ 67          $114          $246
   Zero Coupon Fund - 2005 ...          $ 22          $ 67          $115          $248
   Zero Coupon Fund - 2010 ...          $ 22          $ 67          $115          $248

   FRANKLIN VALUEMARK IV EXAMPLES

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you surrender your contract at the end of each time period:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 83          $120          $153          $255
   Zero Coupon Fund - 2005 ...          $ 83          $121          $154          $257
   Zero Coupon Fund - 2010 ...          $ 83          $121          $154          $257

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money, if your Contract is not surrendered or is annuitized:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 23          $ 69          $119          $255
   Zero Coupon Fund - 2005 ...          $ 23          $ 70          $120          $257
   Zero Coupon Fund - 2010 ...          $ 23          $ 70          $120          $257

                        SUPPLEMENT DATED JANUARY 15, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                         FRANKLIN(R) VALUEMARK(R) FUNDS
                                 CLASS 1 SHARES

I. Beginning December 28, 1998, the Trust has two classes of shares: Class 1 and Class 2. All previously issued shares have been renamed Class 1 shares, and no other changes have been made to Class 1 shares. This prospectus offers only Class 1 shares.

II. The section "General Information" is amended by:

  a) Changing the title "Voting Privileges and Other Rights" to "Trust Organization, Voting Privileges and Rights" and substituting paragraph one with the following discussion:

   The Trust is an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust and is registered with the SEC. The Trust currently offers two classes of shares of each Portfolio: Class 1 and Class 2. All shares purchased before the initial offering of Class 2 shares of a Portfolio on December 28, 1998 are considered Class 1 shares. After that date, all shares will be designated either Class 1 or Class 2. Class 2 shares have a Rule 12b-1 distribution plan and are currently subject to fees of .30% per year of Class 2's average daily net assets which will affect the performance of Class 2 shares. Class 1 shares do not bear any Rule 12b-1 fees. Additional series and classes of shares may be offered in the future.

III. The section "Management" is amended by:

  a) Under "Managers - Manager Services and Fees," adding the following footnote to the expense information table:

   Effective January 1, 1999, Advisers has discontinued its voluntary fee waivers for the Money Fund, Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon Fund - 2010.

  b) Under "Portfolio Operations," replacing the information for the portfolios listed below with the following, and deleting the biographical information which is no longer relevant:

   Templeton Global Asset Allocation Fund

   The Portfolio is managed by:

   Dale Winner

   Jeffrey Everett

   Sean Farrington

   Beginning January 1, 1999, the Portfolio's investments in debt obligations are managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.

   Templeton Global Income Securities Fund

   Beginning January 1, 1999, the Portfolio is managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.

Please note that certain of the Portfolios discussed in the Trust Prospectus may not be currently available in connection with a Contract. You should refer to the prospectus of the specific insurance product that accompanies the Trust prospectus.

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                                    PART C

ITEM  15.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.   EXHIBITS

1.    ARTICLES OF INCORPORATION.

      (i) Agreement and Declaration of Trust, dated April 20, 1988, incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

      (ii) Certificate of Amendment of Agreement and Declaration of
           Trust, dated October 21, 1988, incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

      (iii)Certificate of Amendment of Agreement and Declaration of Trust, dated October 16, 1998, incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  November 30, 1998

2.    BYLAWS.

      (i) Bylaws of Registrant, dated April 20, 1988, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No.  33-23493
           Filing Date:  August 19, 1995

       (ii)Certificate of Amendment to Bylaws, dated May 16, 1995, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

3.    VOTING TRUST AGREEMENTS.

           Not Applicable

4.    AGREEMENT OF ACQUISITION OR REORGANIZATION.

      (i) Form of Agreement and Plan of Reorganization by and between the Templeton Variable Products Series Fund and the Registrant, filed herewith as Exhibit 1 to the Combined Proxy Statement/Prospectus included as Part A of this Registration Statement.
           Registration Statement on Form N-14
           File No. 33-23493
           Filing Date:  November 3, 1999

5.    INSTRUMENTS DEFINE RIGHTS OF SECURITY HOLDERS

           Not Applicable

6.    INVESTMENTS ADVISORY CONTRACTS.

      (i) Management Agreement, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

     (ii) Addendum to Investment Management Agreement, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

     (iii) Management Agreement with respect to Templeton International Equity Fund, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

     (iv) Subadvisory Agreement with respect to Templeton International Equity Fund, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

     (v) Form of proposed Management Agreement with respect to Templeton International Equity Fund, filed herewith as Exhibit III to the Combined Proxy Statement/Prospectus included as Part A of this Registration Statement
           File No. 33-23493
           Filing Date:  August 19, 1995

     (vi)  Investment Management Agreement with respect to Templeton
           Global Growth Fund, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

      (vii)Subadvisory Agreement with respect to Global Income Securities Fund, incorporated by reference to Post-Effective No. 16 Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

     (viii)Investment Management Agreement with respect to Templeton Global Asset Allocation Fund, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A File No. 33-23493
           Filing Date:  August 19, 1995

      (ix) Subadvisory Agreement with respect to Templeton Global Asset Allocation Fund, incorporated by reference to Post-Effective No.16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

       (x) Form of proposed Management Agreement with respect to Templeton Global Asset Allocation Fund, filed herewith as Exhibit II to the Combined Proxy Statement/Prospectus included as Part A of this Registration Statement
           File No. 33-23493

      (xi) Management Agreement with respect to Franklin Small Cap Fund, incorporated by reference to Post-Effective No. 20 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 30, 1996

      (xii)Investment Management Agreement with respect to Templeton Developing Markets Equity Fund, incorporated by reference to Post-Effective No. 17 to Registration Statement on Form N-1A File No. 33-23493
           Filing Date:  October 27, 1995

     (xiii)Form of proposed Management Agreement with respect to Templeton Developing Markets Equity Fund, filed herewith as Exhibit IV to the Combined Proxy Statement/Prospectus included as Part A of this Registration Statement
           File No. 33-23493

      (xiv)Amendment to Investment Management Agreement with respect to Templeton Developing Markets Equity Fund, incorporated by reference to Post-Effective No. 23 to Registration Statement on Form N-1A File No. 33-23493
           Filing Date:  February 12, 1998

       (xv)Addendum to Investment Management Agreement with respect Templeton Developing Markets Equity Fund, incorporated by reference to Post-Effective No. 24 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  April 30, 1998

      (xvi)Management Agreement with respect to Capital Growth Fund, incorporated by reference to Post-Effective No. 18 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  February 14, 1996

     (xvii)Amendment to Management Agreement with respect to Capital
           Growth Fund, incorporated by reference to Post-Effective No. 20 to Registration Statement on Form N-1A
           File No. 33-23493,
           Filing Date:  August 30, 1996

    (xviii)Management Agreement with respect to Mutual Shares Securities
           Fund, incorporated by reference to Post-Effective No. 22 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  February 28, 1997

      (xix)Form of Investment Management Agreement with respect to Franklin S&P Index Fund, filed with registration statement on form N-14 File No. 33-23493
           Filing Dated:  November 3, 1999

      (xx) Form of Investment Management Agreement with respect to Franklin Strategic Income Securities Fund, filed with registration statement on form N-14
           File No. 33-23493
           Filing Dated:  November 3, 1999

 7.   UNDERWRITING CONTRACTS.

      (i)  Distribution Agreement between the Registrant and
           Franklin/Templeton Distributors, Inc., dated September 24, 1998, incorporated by reference Post-Effective No. 26 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  November 30, 1998

8.    BONUS OR PROFIT SHARING CONTRACTS.

           Not Applicable

9.    CUSTODIAN AGREEMENTS.

      (i)  Foreign Exchange Netting Agreement with respect to the
           International Equity Fund, incorporated by reference to Post-Effective No. 16 Registration Statement on Form N-1A File No. 33-23493
           Filing Date:  August 19, 1995

      (ii) Custody Agreement with respect to the Templeton Developing Equity Fund and the Templeton Global Growth Fund, incorporated by reference to Post-Effective No. 16 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  August 19, 1995

     (iii) Master Custody Agreement, incorporated by reference to Post-Effective Amendment No.19 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  April 24, 1996

      (iv) Terminal Link Agreement, incorporated by reference to Post-Effective No. 19 to Registration Statement on Form N-1A File No. 33-23493
           Filing Date:  April 24, 1996

      (v) Amendment to Global Custody Agreement, incorporated by reference to Post-Effective No. 23 to Registration Statement on Form N-1A File No. 33-23493
           Filing Date:  April 29, 1997

      (vi) Amendment to Master Custody, incorporated by reference to Post-Effective No. 23 to Registration Statement on Form N-1A File No. 33-23493
            Filing Date:  April 29, 1997

     (vii) Letter Agreement, incorporated by reference to Post-Effective No. 19 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  April 24, 1996

   (viii) Custody Agreement with respect to Mutual Shares Securities Fund, incorporated by reference to Post-Effective No. 23 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  April 29, 1997

10.   RULE 12b-1 PLAN.

      (i) Class 2 Plan of Distribution pursuant to Rule 12b-1, incorporated by reference to Post-Effective No. 26 to Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  November 30, 1998

      (ii) Multiple Class Plan pursuant to Rule 18f-3 for all series of the Registrant, incorporated by reference to Post-Effective No. 26 Registration Statement on Form N-1A
           File No. 33-23493
           Filing Date:  November 30, 1998

11.   LEGAL OPINION.

      (i)  Legal Opinion, Securities Act of 1933, dated February 5, 1999
           Filing: Post-Effective No. 27 to Registration Statement on Form
           N-1A
           File No. 33-23493
           Filing Date: February 25, 1999

       (ii)Consent to Use of Opinion, dated December 8, 1999


12.   OPINION REGARDING TAX MATTERS.

       (i) Form of Opinion of Jorden Burt Boros Cicchetti Berenson & Johnson LLP regarding tax matters and consequences.

13.   OTHER MATERIAL CONTRACTS.

           Not Applicable

14.   OTHER OPINIONS.

      (i)  Consent of Independent Auditors with respect to Registrant.
      (ii) Consent of Independent Auditors with respect to Templeton Variable Products Series Trust.

15.   OMITTED FINANCIAL STATEMENTS.

      Not Applicable

16.   POWER OF ATTORNEY.

      (i)

17.   OTHER EXHIBITS


      (i) Form of Voting Instruction Card filed with Registration Statement on Form N-14
           File No. 33-23493
           Filing Dated:  November 3, 1999

ITEM  17.       UNDERTAKINGS

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 of the Securities Act of 1933 (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the items of the applicable form.

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.







                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Mateo, and the State of California, on the 17th day of December, 1999.


                                  FRANKLIN TEMPLETON VARIABLE
                                  INSURANCE PRODUCTS TRUST


                                  By  /S/ CHARLES E. JOHNSON*
                                       Charles E. Johnson, Principal Executive
                                       Officer and Trustee

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities on the dates indicated.

CHARLES E. JOHNSON*                 Principal Executive Officer and Trustee
Charles E. Johnson                  Dated: December 17, 1999

MARTIN L. FLANAGAN*                 Principal Financial Officer
Martin L. Flanagan                  Dated: December 17, 1999

                                    Principal Accounting Officer
Kimberley H. Monasterio             Dated:

FRANK H. ABBOTT III*                Trustee
Frank H. Abbott III                 Dated: December 17, 1999

HARRIS J. ASHTON*                   Trustee
Harris J. Ashton                    Dated: December 17, 1999

EDWARD J. BONACH                    Trustee
Edward J. Bonach                    Dated: December 17, 1999

S. JOSEPH FORTUNATO*                Trustee
S. Joseph Fortunato                 Dated: December 17, 1999

ROBERT F. CARLSON*                  Trustee
Robert F. Carlson                   Dated: December 17, 1999

CHARLES B. JOHNSON*                 Trustee
Charles B. Johnson                  Dated: December 17, 1999

RUPERT H. JOHNSON, JR.*             Trustee
Rupert H. Johnson, Jr.              Dated: December 17, 1999

FRANK W. T. LAHAYE*                 Trustee
Frank W. T. LaHaye                  Dated: December 17, 1999

GORDON S. MACKLIN*                  Trustee
Gordon S. Macklin                   Dated: December 17, 1999


/s/ Karen L. Skidmore
* By KAREN L. SKIDMORE, ATTORNEY-IN-FACT
(Pursuant to Power of Attorney attached)